UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, NJ 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

FORM N-CSR

Item 1.	Reports to Stockholders.

MainStay VP Funds Trust

Message from the President and Annual Report

December 31, 2013

Message from the President

The 12 months ended December 31, 2013, was a positive period for many equity investors. Major U.S. stock market indexes provided high double-digit returns. According to Russell data, small- and mid-capitalization stocks tended to outperform large-cap stocks, with small-cap stocks gaining more than 40% for the year. Of course, past performance is no guarantee of future results.

Generally speaking, growth stocks tended to outperform value stocks across all capitalization levels. Results varied, however, when economically sensitive stocks were compared to stocks with defensive characteristics.

In general, international stocks of developed nations advanced during the reporting period, but emerging-market stocks declined. Slower growth in China took a toll on metals & mining companies and some commodities. In the third quarter, economic indicators improved in the United States, Europe and Japan, and emerging-market stocks tended to recover some of the ground they had lost earlier in the year.

Bond investors faced a challenging environment in 2013, and speculation about Federal Reserve policy took center stage. In May, Federal Reserve Chairman Ben Bernanke suggested that the Federal Open Market Committee (“FOMC”) might begin tapering its extensive bond-purchase program, widely known as quantitative easing. Anticipating the loss of a substantial source of demand, the bond market responded with lower prices and sharply higher yields.

In September, the FOMC signaled that economic conditions did not yet warrant the much-anticipated tapering. This news had a calming effect on the bond markets. In December, however, the FOMC stated that tapering would begin in January 2014, and that other accommodative policies—such as maintaining the federal funds rate in a target range close to zero—would likely to remain in place “for a considerable time after the asset purchase program ends and the economic recovery strengthens.”

Bond yields rose during the reporting period, and U.S. Treasury securities generally recorded negative total returns. High-yield corporate bonds provided solid positive returns. On the whole, convertible securities were even stronger, largely because of the performance of their underlying stocks.

Despite the ups and downs of the markets, the portfolio managers of MainStay VP Portfolios focused on the investment strategies they could employ to pursue the investment objectives of their respective Portfolios. Using time-tested investment strategies and risk-management techniques, they sought to position their Portfolios for long-term results consistent with their mandate.

The reports that follow provide additional insight into the market forces, investment decisions and individual securities that influenced MainStay VP Portfolios in 2013. We invite you to carefully consider the information in the reports and use it as part of your overall financial planning and review.

At MainStay, we know that serving your financial needs is both a privilege and a responsibility. We thank you for choosing MainStay VP Funds Trust, and we look forward to helping you pursue your financial goals for many years to come.

Sincerely,

Stephen P. Fisher

President

Not part of the Annual Report

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Investors should refer to each Portfolio’s Summary Prospectus and/or the MainStay VP Funds Trust Prospectus and consider each Portfolio’s investment objectives, strategies and risks. The Summary Prospectus and/or the Prospectus contain this and other information about each Portfolio. You may obtain copies of each Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholderServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments.

mainstayinvestments.com	M-1

Index Definitions

The information below is an explanation of the various indices and reference rates cited throughout the Portfolio Investment and Performance Comparisons and the Portfolio Management Discussion and Analysis sections that follow from page M-4 through page M-456. Please use this as a reference.

Please note that you cannot make an investment directly in an index. Past performance is no guarantee of future results. Results for securities indices assume reinvestment of all income and capital gains but do not reflect fees, expenses or taxes. Securities in each Portfolio may not precisely match those in a related index, and as a result, performance of the Portfolio may differ.

Balanced Composite Index consists of the Russell Midcap® Value Index (60% weighted) and the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index (40% weighted).

Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index is a market-capitalization-weighted index including U.S. government and fixed-coupon domestic investment-grade corporate bonds.

Bank of America Merrill Lynch All U.S. Convertibles Index is a market-capitalization-weighted index of domestic corporate convertible securities. To be included in the Index, bonds and preferred stocks must be convertible only to common stock.

Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity.

Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred-interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies.

Barclays U.S. Government/Credit Bond Index includes investment-grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury, with maturities of at least one year.

Barclays U.S. TIPS Index includes all publicly issued U.S. Treasury Inflation-Protected Securities (“TIPS”) that have at least one year remaining to maturity and are rated investment grade.

Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S.

Aggregate Bond Index weighted 35%, 5% and 60%, respectively.

Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s.

Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans.

Dow Jones Global Utilities Index is a free-float market-capitalization-weighted index that measures the performance of utility companies in developed and emerging markets.

Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively.

Income Builder Composite Index consists of the MSCI World Index and the Barclays U.S. Aggregate Bond Index weighted 50%/50%, respectively.

Janus Balanced Composite Index consists of the S&P 500® Index (55% weighted) and the Barclays U.S. Aggregate Bond Index (45% weighted).

LIBOR—London InterBank Offered Rate is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital-gain distributions reinvested. More information about the Lipper peer group for an individual Portfolio can be found in the Portfolio’s Investment and Performance Comparison.

Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 50%, 10% and 40%, respectively.

Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Barclays U.S. Aggregate Bond Index weighted 65%, 15% and 20%, respectively.

Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years.

M-2

Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.

MSCI ACWI® (All Country World Index) Ex U.S. is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

MSCI EAFE® Index consists of international stocks representing the developed world outside of North America.

MSCI Emerging Markets Index is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market- capitalization-weighted index that is designed to measure the equity market performance of developed markets.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies.

Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® is a registered trademark of the McGraw-Hill Companies, Inc.

S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock-market performance.

S&P North American Natural Resources Sector Index is a modified capitalization-weighted index designed as a benchmark for U.S. traded natural resource-related stocks. The natural resource sector includes mining, energy, paper and forest products, and plantation-owning companies.

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MainStay VP Balanced Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2013

Class	One Year	Five Years	Since Inception (5/2/05)	Gross Expense Ratio[2]
Initial Class Shares	21.87%	14.50%	6.88%	0.79%
Service Class Shares	21.57	14.21	6.60	1.04

Benchmark Performance	One Year	Five Years	Since Inception (5/2/05)
Russell Midcap® Value Index[3]	33.46%	21.16%	9.45%
Balanced Composite Index[3]	18.63	14.54	7.83
Bank of America Merrill Lynch 1-10 Year U.S. Corporate & Government Index[3]	–1.04	4.13	4.33
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	19.36	13.98	6.87

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-4	MainStay VP Balanced Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,107.90	$4.04	$1,021.40	$3.87

Service Class Shares	$1,000.00	$1,106.50	$5.42	$1,020.10	$5.19

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.76% for Initial Class and 1.02% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-5

Portfolio Composition as of December 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2013 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.25%–2.50%, due 2/28/15–8/15/23

2.	S&P Midcap 400 Index–Midcap SPDR Trust Series 1

3.	Federal National Mortgage Association, 0.375%–2.75%, due 3/13/14–5/21/18

4.	iShares Intermediate Credit Bond Fund

5.	Federal Home Loan Mortgage Corporation, 0.875%–1.75%, due 9/10/15-10/2/19
6.	Bank of America Corp.

7.	Morgan Stanley

8.	Ford Motor Credit Co. LLC, 3.00%–4.375%, due 6/12/17–8/6/23

9.	Citigroup, Inc.

10.	Cardinal Health, Inc.

M-6	MainStay VP Balanced Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Jae S. Yoon, CFA, Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis of New York Life Investments,1 the Portfolio’s Manager, and Andrew Ver Planck, CFA, of Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), the Portfolio’s Subadvisor.

How did MainStay VP Balanced Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP Balanced Portfolio returned 21.87% for Initial Class shares and 21.57% for Service Class shares. Over the same period, both share classes underperformed the 33.46% return of the Russell Midcap® Value Index,2 which is the Portfolio’s broad-based securities-market index. For the 12 months ended December 31, 2013, both share classes outperformed the 18.63% return of the Balanced Composite Index,2 which is a secondary benchmark of the Portfolio, and the –1.04% return of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index,2 which is an additional benchmark of the Portfolio. Both share classes outperformed the 19.36% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Growth Portfolio for the 12 months ended December 31, 2013.

What factors affected the relative performance in the equity portion of the Portfolio during the reporting period?

The equity portion of the Portfolio outperformed the Russell Midcap® Value Index during the reporting period. The underlying quantitative model worked well, with valuation factors based on cash flow and revenue making strong contributions to the model’s performance. (Contributions take weightings and total returns into account.) The model was successful in identifying both winners and losers, but it was particularly effective in identifying stocks that would outperform the Russell Midcap® Value Index, which helped translate the model’s performance to the long-only performance of the equity portion of the Portfolio.

During the reporting period, which sectors were the strongest contributors to relative performance in the equity portion of the Portfolio and which sectors were particularly weak?

In the equity portion of the Portfolio, the financials, industrials and utilities sectors were the strongest positive contributors to performance relative to the Russell Midcap® Value Index. In financials, the Portfolio benefited by avoiding real estate investment trusts

(REITs) and favoring insurance stocks. In industrials, the Portfolio’s overweight position in the transportation industry, including airlines, helped relative performance. An underweight position in the utilities sector, which significantly trailed the Russell Midcap® Value Index, also contributed positively to the Portfolio’s relative performance.

In the equity portion of the Portfolio, the weakest contributions to relative performance came from the telecommunication services, consumer discretionary and energy sectors. Within telecommunication services, stock selection within wireless telecommunication services was weak. Stock selection in the consumer discretionary sector was especially poor among apparel retailers, although the negative effects were partially offset by an overweight position in the sector. Unfavorable stock selection in the energy sector, particularly among oil and gas exploration companies, also hurt performance relative to the Russell Midcap® Value Index.

During the reporting period, which individual stocks made the strongest contributions to the Portfolio’s absolute performance and which stocks detracted the most?

In the equity portion of the Portfolio, semiconductor devices company Micron Technology, cardiovascular device maker Boston Scientific and hard drive manufacturer Western Digital made the strongest positive contributions to the Portfolio’s absolute performance. The Portfolio held a substantial position in Micron Technology because the stock has a large weight in the benchmark and our model showed that the stock’s alpha potential (or ability to outperform the benchmark) was high. The stock returned an impressive 243% in 2013, making it the highest contributor to absolute performance. Boston Scientific, which was also a heavily weighted stock because of its substantial weight in the Russell Midcap® Value Index, returned 110% during the reporting period. Western Digital appreciated more than 100% in 2013.

The stocks that detracted the most from absolute performance in the equity portion of the Portfolio were metals & mining company Newmont Mining, electronic manufacturing service provider Jabil Circuits and specialty retailer Abercrombie & Fitch.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

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Newmont Mining declined as the price of gold collapsed in 2013. Jabil’s shares dropped after the company missed earnings estimates amid slowing demand for Apple products. Abercrombie struggled to meet earnings expectations in the crowded—and often fickle—retailers-to-teens space.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

In February 2013, the equity portion of the Portfolio started purchasing shares of Xerox and, by the end of the reporting period, increased the position to as overweight as our model would allow. The stock’s return potential increased on the basis of attractive readings for valuation, sentiment and momentum. The equity portion of the Portfolio started building positions in Chesapeake Energy in July 2013, on the basis of improving valuation and price trend.

The equity portion of the Portfolio sold Symantec, a software and infrastructure company, during 2013, completely exiting the position in September. Despite attractive valuation, the stock’s momentum and sentiment scores were too weak for our model. We reduced the Portfolio’s equity position in oil refiner Marathon Petroleum during the reporting period as a risk control measure when the stock was removed from the benchmark during Russell’s annual index reconstitution.

How did sector weightings in the equity portion of the Portfolio change during the reporting period?

Information technology saw the largest increase in sector weighting relative to the Russell Midcap® Value Index, moving from an underweight position to one that was modestly overweight as the equity portion of the Portfolio purchased stocks in the computer storage and semiconductor industries. In the energy sector, purchases in oil refiners and oil and gas exploration companies caused the equity portion of the Portfolio to shift from a neutral position relative to the benchmark to an overweight position.

The health care sector saw the most substantial decrease in relative sector weightings, moving from a significant overweight to a modestly overweight position as we trimmed health care equipment and life sciences stocks. Consumer staples exposure also went from an overweight to a modestly overweight position, as the equity portion of the Portfolio disposed of some packaged foods and tobacco stocks.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2013, the equity portion of the Portfolio was most significantly overweight relative to the Russell Midcap® Value Index in consumer discretionary and energy. As of the same date, the equity portion of the Portfolio was most substantially underweight relative to the Index in the financials sector, followed by utilities.

What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?

Throughout the reporting period, the fixed-income portion of the Portfolio held overweight positions relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in corporate bonds, U.S. government agencies, asset-backed securities and commercial mortgage-backed securities. The corporate sector was the strongest-performing fixed-income sector during the reporting period. Our overweight position in U.S. government agencies also gradually added to performance. The fixed-income portion of the Portfolio started the reporting period with an overweight position in mortgage-backed securities. Rising interest rates and expectations that the Federal Reserve would taper its open-market bond purchases left the mortgage-backed securities sector vulnerable to spread3 widening. This prompted us to reduce the Portfolio’s mortgage-backed securities exposure to neutral during the end of the first half of 2013. Our overweight positioning in the mortgage-backed securities sector during this time frame detracted from performance. During the second half of the year, the positive excess return of the fixed-income portion of the Portfolio in relation to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index was driven by the overweight position in U.S. corporate bonds, particularly by holdings in the financial and industrial subsectors.

3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread assets” refers to assets that typically trade at a spread to U.S. Treasury securities.

M-8	MainStay VP Balanced Portfolio

What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?

The duration of the fixed-income portion of the Portfolio varied over the course of the reporting period. During the first half of the reporting period, we held duration close to that of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. In the latter portion of the first half, the duration was positioned to be slightly shorter than the Index. The fixed-income portion of the Portfolio maintained this position throughout the second half of the reporting period. This duration positioning was accretive to performance during the reporting period.

What specific factors, risks, or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

There were four periods where specific factors, risks and market forces prompted asset allocation decisions for the fixed-income portion of the Portfolio. During the middle of the first half of 2013, our expectation that the Japanese quantitative easing program would be beneficial for mortgage-backed securities led us to add an overweight position to that sector. Toward the end of the second quarter, however, our expectation that the Federal Reserve might begin tapering its open-market bond purchases toward the end of 2013 led us to reduce our overweight position in mortgage-backed securities. As the end of the first half neared, lackluster economic growth—along with continuing suggestions that the Federal Reserve might begin tapering its asset purchases—caused spread assets to underperform. We used this opportunity to add to our overweight position in the corporate sector. This allocation decision helped the performance of the fixed-income portion of the Portfolio. The last instance occurred in the fourth quarter of 2013 when we modestly reduced our overweight position in the corporate sector in an effort to mitigate credit risk in the face of tightening valuations. The reduction occurred primarily in the financial and industrial subsectors.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, an overweight position in the corporate bond sector made the strongest positive contribution to the performance of the fixed-income portion of the Portfolio. Within the corporate sector, overweight positions in the financial and industrial subsectors were the main drivers of outperformance relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index. Positioning in the mortgage-backed securities and asset-backed securities sectors during the reporting period adversely affected the performance of the fixed-income portion of the Portfolio.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

We made purchases and sales throughout the reporting period, as previously described, when the asset allocation of the fixed-income portion of the Portfolio was modified. The purpose of these purchases and sales, in the aggregate, was to adjust positions in spread assets.

How did sector weightings change in the fixed-income portion of the Portfolio during the reporting period?

The fixed-income portion of the Portfolio held overweight positions relative to the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index in the financial, industrial and utility subsectors of the corporate bond sector. These overweight positions were maintained during the first half of the reporting period. During the second quarter, these subsector weightings were increased, as we sought to take advantage of attractive valuations. During the fourth quarter, the financial and industrial subsectors were modestly decreased in an effort to reduce the Portfolio’s spread-asset risk. During the first half of the reporting period we added to an already overweight position in the asset-backed securities sector.

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How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2013, the fixed-income portion of the Portfolio held overweight allocations to spread assets that were offset by an underweight position in U.S. Treasury securities. The largest overweight allocation within spread assets was in the corporate bond sector. As of December 31, 2013, the duration of the fixed-income portion of the Portfolio was slightly shorter than the duration of the Bank of America Merrill Lynch 1–10 Year U.S. Corporate & Government Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-10	MainStay VP Balanced Portfolio

Portfolio of Investments December 31, 2013

	Principal Amount	Value
Long-Term Bonds 38.5%† Asset-Backed Securities 2.4%
Auto Floor Plan 0.3%
CNH Wholesale Master Note Trust Series 2013-2A, Class A 0.767%, due 8/15/19 (a)(b)	$375,000	$375,494
Ford Credit Floorplan Master Owner Trust A Series 2013-5, Class A2 0.637%, due 9/15/18 (a)	275,000	275,674
Series 2013-4, Class A2 0.717%, due 6/15/20 (a)	150,000	150,243
Navistar Financial Dealer Note Master Trust Series 2013-2, Class A 0.845%, due 9/25/18 (a)(b)	175,000	175,704

		977,115

Automobile 0.2%
Chesapeake Funding LLC Series 2013-1A, Class A 0.618%, due 1/7/25 (a)(b)	200,000	199,518
Huntington Auto Trust Series 2012-2, Class A3 0.51%, due 4/17/17	200,000	199,584

		399,102

Credit Cards 0.1%
American Express Issuance Trust II Series 2013-2, Class A 0.597%, due 8/15/19 (a)	125,000	125,354
Citibank Credit Card Issuance Trust Series 2013-A7, Class A7 0.60%, due 9/10/20 (a)	150,000	150,265
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, due 8/15/17	86,000	86,301

		361,920

Other ABS 1.8%
Apidos CDO Series 2013-14A, Class A 1.394%, due 4/15/25 (a)(b)(c)	475,000	467,875
Ares CLO, Ltd. 2013-2A, Class A1 1.501%, due 7/28/25 (a)(b)(c)	450,000	442,800
Babson CLO, Ltd. Series 2013-IA, Class A 1.342%, due 4/20/25 (a)(b)(c)	450,000	441,900
Ballyrock CDO, Ltd. Series 2013-1A, Class A 1.417%, due 5/20/25 (a)(b)	350,000	346,010

	Principal Amount	Value
Other ABS (continued)
Carlyle Global Market Strategies Series 2013-3A, Class A1A 1.39%, due 7/15/25 (a)(b)(c)	$250,000	$245,968
Series 2013-2A, Class A1 1.396%, due 4/18/25 (a)(b)	250,000	245,245
Cent CLO, L.P. Series 2013-18A, Class A 1.366%, due 7/23/25 (a)(b)(c)	375,000	368,906
CNH Equipment Trust Series 2012-C, Class A3 0.57%, due 12/15/17	200,000	199,774
Dryden Senior Loan Fund Series 2013-26A, Class A 1.344%, due 7/15/25 (a)(b)	280,000	274,030
Jamestown CLO, Ltd. Series 2013-3A, Class A1A 1.693%, due 1/15/26 (a)(b)(c)	450,000	446,490
Nomad CLO, Ltd. Series 2013-1A, Class A1 1.444%, due 1/15/25 (a)(b)	275,000	270,707
Octagon Investment Partners XVII, Ltd. Series 2013-1A, Class A1 1.55%, due 10/25/25 (a)(b)(c)	450,000	446,625
OHA Loan Funding, Ltd. Series 2013-1A, Class A 1.528%, due 7/23/25 (a)(b)	450,000	445,131
Race Point VIII CLO, Ltd. Series 2013-8A, Class A 1.487%, due 2/20/25 (a)(b)	270,000	268,229
Sheridan Square CLO, Ltd. Series 2013-1A, Class A2 1.414%, due 4/15/25 (a)(b)	275,000	272,635

		5,182,325

Total Asset-Backed Securities (Cost $6,979,510)		6,920,462

Corporate Bonds 15.4%
Aerospace & Defense 0.2%
BAE Systems PLC 3.50%, due 10/11/16 (b)	100,000	104,535
General Dynamics Corp. 2.25%, due 7/15/16	50,000	51,541
Northrop Grumman Corp. 3.25%, due 8/1/23	175,000	163,232
United Technologies Corp. 1.80%, due 6/1/17	300,000	304,624

		623,932

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2013, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-11

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers 0.2%
Daimler Finance North America LLC 2.375%, due 8/1/18 (b)	$150,000	$149,668
3.875%, due 9/15/21 (b)	200,000	201,840
Volkswagen International Finance N.V. 1.625%, due 3/22/15 (b)	100,000	101,129

		452,637

Banks 5.3%
Abbey National Treasury Services PLC 3.05%, due 8/23/18	575,000	590,830
♦Bank of America Corp. 2.00%, due 1/11/18	250,000	249,557
2.60%, due 1/15/19	325,000	326,435
4.10%, due 7/24/23	650,000	652,758
5.65%, due 5/1/18	375,000	426,851
BB&T Corp. 1.103%, due 6/15/18 (a)	275,000	276,929
1.45%, due 1/12/18	100,000	97,367
Capital One Financial Corp. 1.00%, due 11/6/15	250,000	249,891
2.15%, due 3/23/15	275,000	279,560
3.50%, due 6/15/23	150,000	140,806
♦Citigroup, Inc. 3.375%, due 3/1/23	75,000	71,289
3.50%, due 5/15/23	650,000	605,664
4.587%, due 12/15/15	160,000	170,978
5.375%, due 8/9/20	250,000	284,410
6.00%, due 8/15/17	100,000	113,976
6.01%, due 1/15/15	17,000	17,902
Commonwealth Bank of Australia 0.745%, due 9/20/16 (a)(b)	300,000	300,728
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 3.375%, due 1/19/17	200,000	210,578
Credit Agricole S.A. 1.625%, due 4/15/16 (b)	250,000	251,541
Goldman Sachs Group, Inc. (The) 2.375%, due 1/22/18	600,000	602,281
3.625%, due 2/7/16	75,000	78,711
5.375%, due 3/15/20	125,000	139,016
6.00%, due 6/15/20	300,000	343,973
HSBC Bank PLC 1.50%, due 5/15/18 (b)	400,000	390,588
4.125%, due 8/12/20 (b)	550,000	581,949
HSBC USA, Inc. 1.128%, due 9/24/18 (a)	100,000	100,139
Huntington Bancshares, Inc. 2.60%, due 8/2/18	650,000	650,380
ING Bank N.V. 5.80%, due 9/25/23 (b)	450,000	470,517

	Principal Amount	Value
Banks (continued)
JPMorgan Chase & Co. 3.375%, due 5/1/23	$450,000	$419,400
4.50%, due 1/24/22	250,000	264,433
Korea Development Bank (The) 3.875%, due 5/4/17	200,000	210,806
Lloyds Bank PLC 2.30%, due 11/27/18	200,000	199,481
♦Morgan Stanley 4.10%, due 5/22/23	575,000	556,457
4.875%, due 11/1/22	300,000	307,098
5.50%, due 1/26/20	600,000	673,543
Royal Bank of Scotland Group PLC 2.55%, due 9/18/15	550,000	562,516
Santander UK PLC 5.00%, due 11/7/23 (b)	850,000	853,162
Skandinaviska Enskilda Banken AB 1.75%, due 3/19/18 (b)	400,000	391,850
Societe Generale S.A. 1.327%, due 10/1/18 (a)	275,000	276,579
2.75%, due 10/12/17	250,000	257,675
Sumitomo Mitsui Trust Bank, Ltd. 1.024%, due 9/16/16 (a)(b)	200,000	200,963
SunTrust Banks, Inc. 2.35%, due 11/1/18	200,000	198,940
Swedbank AB 1.75%, due 3/12/18 (b)	600,000	589,516
Union Bank N.A. 0.996%, due 9/26/16 (a)	250,000	252,233
Wells Fargo & Co. 2.15%, due 1/15/19	425,000	423,669
4.125%, due 8/15/23	225,000	221,816
Westpac Banking Corp. 1.125%, due 9/25/15	100,000	101,084

		15,636,825

Beverages 0.2%
Anheuser-Busch InBev Worldwide, Inc. 1.375%, due 7/15/17	250,000	249,475
4.375%, due 2/15/21	75,000	80,193
Diageo Capital PLC 1.50%, due 5/11/17	100,000	99,784
SABMiller Holdings, Inc. 2.45%, due 1/15/17 (b)	250,000	255,997

		685,449

Building Materials 0.0%‡
CRH America, Inc. 4.125%, due 1/15/16	100,000	105,517

Chemicals 0.3%
Dow Chemical Co. (The) 5.70%, due 5/15/18	44,000	50,306

M-12	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
LYB International Finance B.V. 4.00%, due 7/15/23	$400,000	$394,822
NewMarket Corp. 4.10%, due 12/15/22	400,000	381,052

		826,180

Computers 0.2%
Hewlett-Packard Co. 2.35%, due 3/15/15	425,000	431,651

Cosmetics & Personal Care 0.0%‡
Procter & Gamble Co. (The) 1.45%, due 8/15/16	50,000	50,730

Diversified Financial Services 0.3%
General Electric Capital Corp. 2.30%, due 4/27/17	350,000	359,755
5.50%, due 1/8/20	225,000	257,662
6.00%, due 8/7/19	225,000	263,995

		881,412

Electric 1.2%
Commonwealth Edison Co. 1.95%, due 9/1/16	100,000	102,131
Dayton Power & Light Co. (The) 1.875%, due 9/15/16 (b)	150,000	151,226
Entergy Louisiana LLC 1.875%, due 12/15/14	25,000	25,333
3.30%, due 12/1/22	50,000	47,017
Entergy Mississippi, Inc. 3.10%, due 7/1/23	50,000	46,452
FirstEnergy Corp. 4.25%, due 3/15/23	275,000	256,342
GDF Suez 1.625%, due 10/10/17 (b)	150,000	148,484
Great Plains Energy, Inc. 4.85%, due 6/1/21	280,000	295,019
5.292%, due 6/15/22 (d)	45,000	48,280
Hydro-Quebec 2.00%, due 6/30/16	150,000	154,020
Kansas City Power & Light Co. 7.15%, due 4/1/19	250,000	304,922
NextEra Energy Capital Holdings, Inc. 1.20%, due 6/1/15	100,000	100,512
1.339%, due 9/1/15	550,000	553,663
Niagara Mohawk Power Corp. 2.721%, due 11/28/22 (b)	100,000	92,014
NiSource Finance Corp. 4.45%, due 12/1/21	100,000	101,325
Pacific Gas & Electric Co. 3.85%, due 11/15/23	325,000	323,251

	Principal Amount	Value
Electric (continued)
Pepco Holdings, Inc. 2.70%, due 10/1/15	$100,000	$102,539
PPL Capital Funding, Inc. 3.50%, due 12/1/22	100,000	94,441
4.20%, due 6/15/22	100,000	99,817
Progress Energy, Inc. 6.05%, due 3/15/14	250,000	252,782
Westar Energy, Inc. 6.00%, due 7/1/14	300,000	308,252

		3,607,822

Electronics 0.2%
Thermo Fisher Scientific, Inc. 2.40%, due 2/1/19	625,000	619,182

Finance—Auto Loans 0.7%
American Honda Finance Corp. 0.744%, due 10/7/16 (a)	100,000	100,520
2.125%, due 10/10/18	100,000	99,589
♦Ford Motor Credit Co. LLC 3.00%, due 6/12/17	900,000	935,386
4.375%, due 8/6/23	925,000	929,957

		2,065,452

Finance—Commercial 0.1%
Caterpillar Financial Services Corp. 2.05%, due 8/1/16	225,000	230,971

Finance—Consumer Loans 0.1%
John Deere Capital Corp. 1.70%, due 1/15/20	250,000	235,420
2.80%, due 9/18/17	50,000	52,343
5.75%, due 9/10/18	75,000	87,095

		374,858

Finance—Credit Card 0.3%
American Express Co. 5.50%, due 9/12/16	250,000	278,071
Capital One Bank USA N.A. 2.15%, due 11/21/18	675,000	671,389

		949,460

Finance—Investment Banker/Broker 0.1%
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (b)	175,000	179,410

Finance—Other Services 0.1%
National Rural Utilities Cooperative Finance Corp. 1.90%, due 11/1/15	100,000	102,389
2.35%, due 6/15/20	175,000	169,015

		271,404

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-13

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Food 0.4%
Ingredion, Inc. 1.80%, due 9/25/17	$75,000	$73,099
4.625%, due 11/1/20	250,000	260,673
Mondelez International, Inc. 4.125%, due 2/9/16	450,000	477,071
Safeway, Inc. 3.40%, due 12/1/16	250,000	260,103

		1,070,946

Gas 0.0%‡
Sempra Energy 2.30%, due 4/1/17	75,000	75,972

Hand & Machine Tools 0.0%‡
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	50,000	49,127

Health Care—Products 0.0%‡
Zimmer Holdings, Inc. 1.40%, due 11/30/14	100,000	100,647

Insurance 1.0%
American International Group, Inc. 4.125%, due 2/15/24	400,000	397,681
Assurant, Inc. 2.50%, due 3/15/18	300,000	293,116
Five Corners Funding Trust 4.419%, due 11/15/23 (b)	300,000	295,717
ING U.S., Inc. 2.90%, due 2/15/18	815,000	833,570
Markel Corp. 3.625%, due 3/30/23	275,000	258,830
MetLife, Inc. 1.756%, due 12/15/17	150,000	148,409
Metropolitan Life Global Funding I 5.125%, due 6/10/14 (b)	225,000	229,663
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (b)	100,000	107,216
Principal Financial Group, Inc. 8.875%, due 5/15/19	90,000	115,068
QBE Insurance Group, Ltd. 2.40%, due 5/1/18 (b)	200,000	192,140

		2,871,410

Iron & Steel 0.1%
ArcelorMittal 4.25%, due 2/25/15	100,000	102,750
Carpenter Technology Corp. 4.45%, due 3/1/23	125,000	119,937

	Principal Amount	Value
Iron & Steel (continued)
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	$200,000	$196,184

		418,871

Media 0.1%
COX Communications, Inc. 5.45%, due 12/15/14	64,000	66,883
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 3.50%, due 3/1/16	75,000	78,727
Viacom, Inc. 1.25%, due 2/27/15	100,000	100,498

		246,108

Mining 0.6%
Barrick Gold Corp. 4.10%, due 5/1/23	725,000	655,321
BHP Billiton Finance USA, Ltd. 1.875%, due 11/21/16	150,000	153,228
Freeport-McMoRan Copper & Gold, Inc. 3.875%, due 3/15/23	350,000	330,976
Rio Tinto Finance USA PLC 1.084%, due 6/17/16 (a)	250,000	251,774
Rio Tinto Finance USA, Ltd. 2.25%, due 9/20/16	275,000	283,024
3.50%, due 11/2/20	200,000	204,194

		1,878,517

Oil & Gas 0.5%
Anadarko Petroleum Corp. 5.95%, due 9/15/16	275,000	306,368
Apache Corp. 3.625%, due 2/1/21	150,000	154,431
BP Capital Markets PLC 1.846%, due 5/5/17	75,000	75,753
Petrobras International Finance Co. 2.875%, due 2/6/15	200,000	203,000
5.375%, due 1/27/21	500,000	496,194
Petroleos Mexicanos 3.50%, due 1/30/23	100,000	91,625
Plains Exploration & Production Co. 6.75%, due 2/1/22	100,000	110,152
Total Capital International S.A. 1.55%, due 6/28/17	100,000	100,022

		1,537,545

Oil & Gas Services 0.0%‡
Cameron International Corp. 1.60%, due 4/30/15	50,000	50,305

Packaging & Containers 0.3%
Bemis Co., Inc. 5.65%, due 8/1/14	215,000	221,005

M-14	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Packaging & Containers (continued)
Packaging Corp. of America 4.50%, due 11/1/23	$650,000	$651,699

		872,704

Pharmaceuticals 0.3%
Mylan, Inc. 2.60%, due 6/24/18 (b)	125,000	125,072
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	125,000	141,546
Sanofi 1.25%, due 4/10/18	175,000	170,383
4.00%, due 3/29/21	125,000	130,952
Teva Pharmaceutical Finance Co. B.V. 2.40%, due 11/10/16	175,000	180,052

		748,005

Pipelines 0.4%
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	375,000	380,468
Enterprise Products Operating LLC 1.25%, due 8/13/15	100,000	100,664
Plains All American Pipeline, L.P. / PAA Finance Corp. 8.75%, due 5/1/19	200,000	255,811
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	200,000	202,725
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (b)	175,000	156,486

		1,096,154

Real Estate 0.0%‡
WEA Finance LLC / WT Finance Australia Property, Ltd. 5.75%, due 9/2/15 (b)	100,000	107,863

Real Estate Investment Trusts 1.1%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	500,000	550,158
CBL & Associates, L.P. 5.25%, due 12/1/23	700,000	699,070
DDR Corp. 4.75%, due 4/15/18	200,000	215,748
Hospitality Properties Trust 6.30%, due 6/15/16	170,000	183,520
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	150,000	163,323
Liberty Property, L.P. 4.40%, due 2/15/24	125,000	122,738
National Retail Properties, Inc. 6.25%, due 6/15/14	200,000	204,670

	Principal Amount	Value
Real Estate Investment Trusts (continued)
ProLogis, L.P. 4.25%, due 8/15/23	$550,000	$543,320
6.625%, due 5/15/18	509,000	594,497

		3,277,044

Retail 0.1%
Home Depot, Inc. (The) 4.40%, due 4/1/21	125,000	134,997

Semiconductors 0.1%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (b)	200,000	198,719

Software 0.1%
Fiserv, Inc. 4.75%, due 6/15/21	200,000	203,691

Telecommunications 0.7%
AT&T, Inc. 2.375%, due 11/27/18	125,000	125,107
Orange S.A. 2.75%, due 9/14/16	200,000	207,690
Telefonica Emisiones SAU 5.134%, due 4/27/20	675,000	717,092
Verizon Communications, Inc. 2.00%, due 11/1/16	100,000	102,036
5.15%, due 9/15/23	750,000	805,269
Vodafone Group PLC 1.25%, due 9/26/17	100,000	97,718

		2,054,912

Textiles 0.0%‡
Mohawk Industries, Inc. 3.85%, due 2/1/23	100,000	95,000

Transportation 0.1%
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	125,000	137,126

Total Corporate Bonds (Cost $44,969,893)		45,218,555

Foreign Government Bonds 0.6%
Regional (State & Province) 0.2%
Province of Ontario 1.10%, due 10/25/17	425,000	420,198
Province of Quebec 3.50%, due 7/29/20	200,000	207,620

		627,818

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-15

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Foreign Government Bonds (continued)
Sovereign 0.4%
Brazilian Government International Bond 2.625%, due 1/5/23	$200,000	$172,000
Italy Government International Bond 4.75%, due 1/25/16	175,000	186,217
Poland Government International Bond 5.00%, due 3/23/22	50,000	53,438
Romanian Government International Bond 4.375%, due 8/22/23 (b)	250,000	241,250
Russian Federation 3.50%, due 1/16/19 (b)	400,000	406,200
Turkey Government International Bond 6.75%, due 4/3/18	100,000	108,600

		1,167,705

Total Foreign Government Bonds (Cost $1,829,407)		1,795,523

Mortgage-Backed Securities 0.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.6%
Boca Hotel Portfolio Trust Series 2013-BOCA, Class A 1.317%, due 8/15/26 (a)(b)	310,992	311,523
Commercial Mortgage Pass Through Certificates Series 2013-THL, Class A2 1.218%, due 6/8/30 (a)(b)	300,000	299,267
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2012-C6, Class A2 2.206%, due 5/15/45	100,000	101,782
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (a)	141,362	152,510
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	200,000	219,592
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C13, Class A2 2.936%, due 11/15/46 (e)	500,000	507,767
Morgan Stanley Capital I, Inc. Series 2007-T25, Class A3 5.514%, due 11/12/49 (a)	200,000	221,028

Total Mortgage-Backed Securities (Cost $1,832,331)		1,813,469

	Principal Amount	Value
U.S. Government & Federal Agencies 19.2%
Federal Home Loan Bank 0.2%
1.30%, due 6/5/18	$200,000	$194,956
1.375%, due 5/28/14	300,000	301,514

		496,470

♦Federal Home Loan Mortgage Corporation 0.8%
0.875%, due 3/7/18	250,000	242,847
1.00%, due 9/27/17	75,000	74,025
1.00%, due 9/29/17	325,000	321,193
1.125%, due 5/25/18	225,000	219,138
1.20%, due 6/12/18	250,000	245,498
1.25%, due 10/2/19	300,000	284,201
1.75%, due 9/10/15	300,000	306,995
1.75%, due 5/30/19	725,000	712,168

		2,406,065

♦Federal National Mortgage Association 1.0%
0.375%, due 3/16/15	400,000	400,643
0.70%, due 9/6/16	175,000	174,522
0.875%, due 12/20/17	200,000	195,818
0.875%, due 5/21/18	250,000	241,828
1.00%, due 12/28/17	100,000	97,711
1.00%, due 2/15/18	275,000	267,395
1.125%, due 4/27/17	250,000	250,973
1.25%, due 1/30/17	710,000	718,543
1.375%, due 11/15/16	550,000	559,229
2.75%, due 3/13/14	100,000	100,516

		3,007,178

♦United States Treasury Notes 17.2%
0.25%, due 2/28/15	200,000	200,125
0.25%, due 10/31/15	3,200,000	3,195,501
0.25%, due 12/15/15	1,000,000	997,773
0.25%, due 12/31/15	6,000,000	5,984,064
0.25%, due 4/15/16	2,395,000	2,382,278
0.375%, due 1/15/16	325,000	324,873
0.375%, due 2/15/16	2,800,000	2,797,374
0.50%, due 6/15/16	1,825,000	1,823,146
0.50%, due 7/31/17	200,000	195,797
0.625%, due 7/15/16	725,000	725,906
0.625%, due 8/15/16	300,000	300,070
0.625%, due 10/15/16	3,000,000	2,994,375
0.625%, due 11/15/16	4,250,000	4,237,050
0.625%, due 12/15/16	3,000,000	2,987,814
0.75%, due 12/31/17	1,950,000	1,906,733
0.875%, due 9/15/16	2,765,000	2,781,419
1.25%, due 10/31/18	825,000	808,823
1.25%, due 11/30/18	315,000	308,257
1.375%, due 7/31/18	1,590,000	1,575,715
1.375%, due 9/30/18	2,300,000	2,271,968
1.50%, due 8/31/18	2,850,000	2,835,528
1.50%, due 12/31/18	1,200,000	1,186,500

M-16	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
1.75%, due 10/31/20	$2,700,000	$2,590,312
2.00%, due 7/31/20	1,500,000	1,473,282
2.00%, due 9/30/20	1,400,000	1,368,500
2.25%, due 7/31/18	1,575,000	1,623,603
2.50%, due 8/15/23	495,000	475,354

		50,352,140

Total U.S. Government & Federal Agencies (Cost $56,490,598)		56,261,853

Yankee Bonds 0.3% (f)
Banks 0.2%
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 4.625%, due 12/1/23	650,000	654,562

Transportation 0.1%
Canadian National Railway Co. 1.45%, due 12/15/16	125,000	125,886

Total Yankee Bonds (Cost $772,358)		780,448

Total Long-Term Bonds (Cost $112,874,097)		112,790,310

	Shares
Common Stocks 58.3%
Aerospace & Defense 1.1%
Exelis, Inc.	9,097	173,389
General Dynamics Corp.	4,280	408,954
L-3 Communications Holdings, Inc.	6,284	671,508
Northrop Grumman Corp.	4,043	463,368
Raytheon Co.	4,481	406,427
Spirit AeroSystems Holdings, Inc. Class A (g)	24,428	832,506
United Technologies Corp.	3,621	412,070

		3,368,222

Agriculture 0.7%
Archer-Daniels-Midland Co.	10,207	442,984
Bunge, Ltd.	14,444	1,185,997
Reynolds American, Inc.	7,092	354,529

		1,983,510

Airlines 1.0%
Alaska Air Group, Inc.	8,812	646,536
Delta Air Lines, Inc.	43,057	1,182,776
Southwest Airlines Co.	62,989	1,186,713

		3,016,025

	Shares	Value
Apparel 0.2%
Deckers Outdoor Corp. (g)	8,737	$737,927

Auto Manufacturers 0.6%
Ford Motor Co.	25,922	399,977
General Motors Co. (g)	11,091	453,289
Oshkosh Corp.	17,106	861,800
PACCAR, Inc.	2,196	129,937

		1,845,003

Auto Parts & Equipment 0.5%
Johnson Controls, Inc.	8,911	457,134
Lear Corp.	11,056	895,205
TRW Automotive Holdings Corp. (g)	998	74,241

		1,426,580

Banks 3.7%
♦Bank of America Corp.	21,983	342,275
Bank of New York Mellon Corp.	13,196	461,068
BB&T Corp.	10,839	404,511
Capital One Financial Corp.	6,069	464,946
CIT Group, Inc.	21,762	1,134,453
♦Citigroup, Inc.	7,644	398,329
Comerica, Inc.	22,327	1,061,426
Fifth Third Bancorp	69,979	1,471,658
First Citizens BancShares, Inc. Class A	108	24,044
First Republic Bank	1,979	103,601
Goldman Sachs Group, Inc. (The)	1,981	351,152
JPMorgan Chase & Co.	7,810	456,729
KeyCorp	90,085	1,208,941
M&T Bank Corp.	65	7,567
♦Morgan Stanley	11,219	351,828
PNC Financial Services Group, Inc.	5,881	456,248
Regions Financial Corp.	544	5,380
State Street Corp.	6,292	461,770
SunTrust Banks, Inc.	25,776	948,815
U.S. Bancorp	8,647	349,339
Wells Fargo & Co.	7,690	349,126

		10,813,206

Chemicals 0.8%
Air Products & Chemicals, Inc.	3,121	348,865
CF Industries Holdings, Inc.	2,999	698,887
Dow Chemical Co. (The)	10,181	452,037
Mosaic Co. (The)	7,749	366,295
PPG Industries, Inc.	2,412	457,460

		2,323,544

Commercial Services 1.6%
ADT Corp. (The)	4,789	193,811
Apollo Education Group, Inc. (g)	4,272	116,711
Booz Allen Hamilton Holding Corp.	13,696	262,278
CoreLogic, Inc. (g)	22,643	804,506
DeVry Education Group, Inc.	12,269	435,549

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-17

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
Commercial Services (continued)
ManpowerGroup, Inc.	11,374	$976,572
R.R. Donnelley & Sons Co.	39,124	793,435
Towers Watson & Co. Class A	8,379	1,069,244

		4,652,106

Computers 2.4%
Apple, Inc.	820	460,110
Brocade Communications Systems, Inc. (g)	93,154	826,276
Computer Sciences Corp.	18,621	1,040,542
DST Systems, Inc.	7,011	636,178
EMC Corp.	16,511	415,252
Hewlett-Packard Co.	15,940	446,001
Lexmark International, Inc. Class A	20,802	738,887
SanDisk Corp.	14,858	1,048,083
Western Digital Corp.	17,640	1,479,996

		7,091,325

Cosmetics & Personal Care 0.1%
Procter & Gamble Co. (The)	4,227	344,120

Diversified Financial Services 0.2%
Artisan Partners Asset Management, Inc.	10,230	666,894

Electric 3.6%
AES Corp. (The)	71,463	1,036,928
Alliant Energy Corp.	2,996	154,594
Ameren Corp.	20,444	739,255
American Electric Power Co., Inc.	7,465	348,914
CMS Energy Corp.	17,013	455,438
Consolidated Edison, Inc.	7,783	430,244
Dominion Resources, Inc.	5,367	347,191
DTE Energy Co.	16,918	1,123,186
Duke Energy Corp.	5,004	345,326
Edison International	28,190	1,305,197
Entergy Corp.	619	39,164
Exelon Corp.	12,720	348,401
NextEra Energy, Inc.	4,135	354,039
PG&E Corp.	8,608	346,730
Pinnacle West Capital Corp.	7,261	384,252
PPL Corp.	8,769	263,859
Public Service Enterprise Group, Inc.	31,806	1,019,064
Southern Co. (The)	8,488	348,942
Wisconsin Energy Corp.	6,858	283,510
Xcel Energy, Inc.	28,084	784,667

		10,458,901

Electrical Components & Equipment 0.4%
Emerson Electric Co.	6,509	456,801
Energizer Holdings, Inc.	6,399	692,628

		1,149,429

	Shares	Value
Electronics 0.5%
Agilent Technologies, Inc.	1,718	$98,252
Jabil Circuit, Inc.	36,556	637,537
Thermo Fisher Scientific, Inc.	3,201	356,431
Vishay Intertechnology, Inc. (g)	21,648	287,053

		1,379,273

Engineering & Construction 0.3%
AECOM Technology Corp. (g)	25,773	758,499

Entertainment 0.3%
Gaming and Leisure Properties, Inc. (g)	2,988	151,820
Regal Entertainment Group Class A	35,784	695,999

		847,819

Environmental Controls 0.2%
Waste Management, Inc.	10,184	456,956

Finance—Credit Card 0.2%
Discover Financial Services	8,292	463,937

Finance—Investment Banker/Broker 0.8%
Charles Schwab Corp. (The)	13,535	351,910
Interactive Brokers Group, Inc. Class A	28,667	697,755
LPL Financial Holdings, Inc.	14,967	703,898
Raymond James Financial, Inc.	9,512	496,431

		2,249,994

Finance—Other Services 0.4%
CME Group, Inc.	4,137	324,589
NASDAQ OMX Group, Inc. (The)	21,437	853,193

		1,177,782

Food 0.8%
Kellogg Co.	5,713	348,893
Mondelez International, Inc. Class A	10,056	354,977
Safeway, Inc.	28,941	942,608
Sysco Corp.	9,548	344,683
Tyson Foods, Inc. Class A	13,938	466,365

		2,457,526

Forest Products & Paper 0.3%
Domtar Corp.	8,666	817,550

Gas 0.8%
AGL Resources, Inc.	9,551	451,094
CenterPoint Energy, Inc.	29,794	690,625
Sempra Energy	3,460	310,570
UGI Corp.	20,860	864,855

		2,317,144

Health Care—Products 1.3%
Alere, Inc. (g)	11,730	424,626
Boston Scientific Corp. (g)	114,004	1,370,328

M-18	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care—Products (continued)
Covidien PLC	5,882	$400,564
Hill-Rom Holdings, Inc.	18,054	746,352
Medtronic, Inc.	6,937	398,115
Stryker Corp.	5,370	403,502

		3,743,487

Health Care—Services 1.9%
Aetna, Inc.	6,708	460,102
Cigna Corp.	4,321	378,001
Community Health Systems, Inc. (g)	3,651	143,375
HCA Holdings, Inc. (g)	24,939	1,189,840
Health Net, Inc. (g)	25,460	755,398
Humana, Inc.	11,145	1,150,387
LifePoint Hospitals, Inc. (g)	12,974	685,546
UnitedHealth Group, Inc.	6,174	464,902
WellPoint, Inc.	5,036	465,276

		5,692,827

Home Furnishing 0.4%
Harman International Industries, Inc.	4,439	363,332
Whirlpool Corp.	5,624	882,181

		1,245,513

Household Products & Wares 0.1%
Kimberly-Clark Corp.	3,799	396,844

Insurance 5.8%
ACE, Ltd.	3,951	409,047
Aflac, Inc.	6,772	452,370
Alleghany Corp. (g)	603	241,176
Allstate Corp. (The)	7,447	406,159
American International Group, Inc.	8,875	453,069
American National Insurance Co.	2,279	261,037
Aspen Insurance Holdings, Ltd.	11,375	469,901
Assurant, Inc.	13,439	891,946
Axis Capital Holdings, Ltd.	17,164	816,491
Berkshire Hathaway, Inc. Class B (g)	3,408	404,052
Chubb Corp. (The)	4,235	409,228
Endurance Specialty Holdings, Ltd.	4,825	283,083
Everest Re Group, Ltd.	6,361	991,489
Fidelity National Financial, Inc. Class A	32,130	1,042,618
Genworth Financial, Inc. Class A (g)	63,838	991,404
Hartford Financial Services Group, Inc. (The)	2,027	73,438
Kemper Corp.	3,003	122,763
Lincoln National Corp.	23,696	1,223,188
Loews Corp.	7,324	353,310
Marsh & McLennan Cos., Inc.	7,202	348,289
MetLife, Inc.	7,587	409,091
PartnerRe, Ltd.	8,806	928,417
Protective Life Corp.	16,772	849,670
Prudential Financial, Inc.	3,839	354,033

	Shares	Value
Insurance (continued)
Reinsurance Group of America, Inc.	11,675	$903,762
StanCorp Financial Group, Inc.	11,974	793,277
Travelers Companies, Inc. (The)	5,034	455,778
Unum Group	30,664	1,075,693
Validus Holdings, Ltd.	10,202	411,039
W.R. Berkley Corp.	2,060	89,383
XL Group PLC	2,510	79,918

		16,994,119

Internet 0.1%
Yahoo!, Inc. (g)	8,612	348,269

Investment Company 0.1%
American Capital Ltd. (g)	18,276	285,837

Investment Management/Advisory Services 0.3%
Ameriprise Financial, Inc.	3,074	353,664
BlackRock, Inc.	1,449	458,565
Invesco, Ltd.	920	33,488

		845,717

Iron & Steel 1.1%
Cliffs Natural Resources, Inc.	31,745	832,036
Nucor Corp.	1,810	96,618
Reliance Steel & Aluminum Co.	6,555	497,131
Steel Dynamics, Inc.	43,687	853,644
United States Steel Corp.	30,068	887,006

		3,166,435

IT Services 0.1%
Leidos Holdings, Inc.	3,201	148,814

Leisure Time 0.1%
Carnival Corp.	10,423	418,692
Royal Caribbean Cruises, Ltd.	470	22,287

		440,979

Lodging 0.4%
MGM Resorts International (g)	48,778	1,147,259

Machinery—Construction & Mining 0.2%
Caterpillar, Inc.	5,105	463,585

Machinery—Diversified 0.3%
AGCO Corp.	9,133	540,582
Cummins, Inc.	3,257	459,140

		999,722

Media 2.6%
CBS Corp. Class B	5,702	363,445
Comcast Corp. Class A	8,802	457,396
Gannett Co., Inc.	34,822	1,030,035

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-19

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
Media (continued)
Graham Holdings Co. Class B	1,197	$793,994
John Wiley & Sons, Inc. Class A	9,943	548,854
Liberty Global PLC Class A (g)	4,630	412,024
Liberty Media Corp. Class A (g)	4,433	649,213
McGraw Hill Financial, Inc.	11,257	880,297
News Corp. Class A (g)	25,747	463,961
Sirius XM Holdings, Inc. (g)	115,631	403,552
Thomson Reuters Corp.	10,624	401,800
Time Warner, Inc.	5,841	407,234
Twenty-First Century Fox, Inc. Class A	10,192	358,555
Walt Disney Co. (The)	5,435	415,234

		7,585,594

Mining 0.2%
Alcoa, Inc.	33,773	359,007
Freeport-McMoRan Copper & Gold, Inc.	9,839	371,324

		730,331

Miscellaneous—Manufacturing 1.2%
3M Co.	2,907	407,707
Danaher Corp.	5,178	399,741
Eaton Corp. PLC	4,648	353,806
General Electric Co.	14,517	406,911
Illinois Tool Works, Inc.	4,847	407,536
Ingersoll-Rand PLC	1,893	116,609
Parker Hannifin Corp.	1,111	142,919
Pentair, Ltd.	4,472	347,340
Trinity Industries, Inc.	14,844	809,295

		3,391,864

Office & Business Equipment 0.7%
Pitney Bowes, Inc.	32,872	765,918
Xerox Corp.	111,021	1,351,125

		2,117,043

Oil & Gas 4.3%
Anadarko Petroleum Corp.	5,656	448,634
Apache Corp.	4,580	393,605
Chesapeake Energy Corp.	47,547	1,290,426
Chevron Corp.	3,218	401,960
Cimarex Energy Co.	5,095	534,517
ConocoPhillips	5,741	405,602
Denbury Resources, Inc. (g)	9,830	161,507
Devon Energy Corp.	6,528	403,887
Energen Corp.	3,323	235,102
EOG Resources, Inc.	2,398	402,480
Exxon Mobil Corp.	3,988	403,586
Helmerich & Payne, Inc.	120	10,090
Hess Corp.	4,924	408,692
HollyFrontier Corp.	5,726	284,525
Marathon Oil Corp.	11,361	401,043
Marathon Petroleum Corp.	5,215	478,372

	Shares	Value
Oil & Gas (continued)
Murphy Oil Corp.	8,392	$544,473
Nabors Industries, Ltd.	51,818	880,388
Newfield Exploration Co. (g)	234	5,763
Noble Energy, Inc.	4,784	325,838
Occidental Petroleum Corp.	4,809	457,336
Patterson-UTI Energy, Inc.	33,217	841,054
PBF Energy, Inc. Class A	23,846	750,195
Phillips 66	6,129	472,730
SandRidge Energy, Inc. (g)	10,815	65,647
Tesoro Corp.	10,510	614,835
Valero Energy Corp.	9,579	482,782
WPX Energy, Inc. (g)	20,638	420,602

		12,525,671

Oil & Gas Services 1.1%
Baker Hughes, Inc.	8,403	464,350
MRC Global, Inc. (g)	22,639	730,334
National Oilwell Varco, Inc.	5,099	405,524
Oil States International, Inc. (g)	8,653	880,183
RPC, Inc.	36,201	646,188
Superior Energy Services, Inc. (g)	2,820	75,040

		3,201,619

Packaging & Containers 0.0%‡
Greif, Inc. Class A	313	16,401
Rock-Tenn Co. Class A	415	43,579

		59,980

Pharmaceuticals 2.3%
Abbott Laboratories	9,104	348,956
Bristol-Myers Squibb Co.	6,430	341,755
♦Cardinal Health, Inc.	24,804	1,657,155
Eli Lilly & Co.	8,914	454,614
Express Scripts Holding Co. (g)	5,842	410,342
Forest Laboratories, Inc. (g)	42	2,521
Johnson & Johnson	4,311	394,844
Mallinckrodt PLC (g)	7,695	402,141
Merck & Co., Inc.	8,128	406,806
Omnicare, Inc.	15,632	943,548
Pfizer, Inc.	14,555	445,820
Quintiles Transnational Holdings, Inc. (g)	5,389	249,726
VCA Antech, Inc. (g)	25,094	786,948

		6,845,176

Pipelines 0.4%
Kinder Morgan, Inc.	9,960	358,560
Spectra Energy Corp.	10,216	363,894
Williams Cos., Inc. (The)	9,385	361,979

		1,084,433

Real Estate Investment Trusts 4.1%
Apartment Investment & Management Co. Class A	13,988	362,429
AvalonBay Communities, Inc.	610	72,120

M-20	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (continued)
Boston Properties, Inc.	753	$75,579
Camden Property Trust	7,284	414,314
CBL & Associates Properties, Inc.	39,718	713,335
DDR Corp.	564	8,669
Duke Realty Corp.	18,111	272,389
Equity Lifestyle Properties, Inc.	13,097	474,504
Equity Residential	6,653	345,091
HCP, Inc.	18,776	681,944
Health Care REIT, Inc.	17,182	920,440
Home Properties, Inc.	12,258	657,274
Hospitality Properties Trust	10,757	290,762
Host Hotels & Resorts, Inc.	67,260	1,307,534
Kilroy Realty Corp.	4,633	232,484
Kimco Realty Corp.	37,775	746,056
Mack-Cali Realty Corp.	23,866	512,642
Piedmont Office Realty Trust, Inc. Class A	3,057	50,502
ProLogis, Inc.	12,829	474,031
Public Storage	2,290	344,691
Regency Centers Corp.	427	19,770
Senior Housing Properties Trust	14,664	325,981
Simon Property Group, Inc.	2,248	342,056
UDR, Inc.	2,840	66,314
Ventas, Inc.	17,219	986,304
Vornado Realty Trust	13,762	1,221,928
Weingarten Realty Investors	642	17,604

		11,936,747

Retail 2.3%
Ascena Retail Group, Inc. (g)	35,707	755,560
Best Buy Co., Inc.	24,768	987,748
Big Lots, Inc. (g)	9,377	302,783
CST Brands, Inc.	21,956	806,224
CVS Caremark Corp.	5,654	404,657
GameStop Corp. Class A	18,840	928,058
Guess?, Inc.	21,924	681,179
Staples, Inc.	13,680	217,375
Target Corp.	6,381	403,726
Wal-Mart Stores, Inc.	4,482	352,689
Walgreen Co.	7,850	450,904
Wendy’s Co. (The)	62,475	544,782
World Fuel Services Corp.	547	23,609

		6,859,294

Savings & Loans 0.3%
First Niagara Financial Group, Inc.	34,302	364,287
People’s United Financial, Inc.	848	12,822
Washington Federal, Inc.	20,933	487,530

		864,639

Semiconductors 1.7%
Broadcom Corp. Class A	15,552	461,117

	Shares	Value
Semiconductors (continued)
Fairchild Semiconductor International, Inc. (g)	10,762	$143,673
First Solar, Inc. (g)	13,866	757,638
Intel Corp.	17,779	461,543
Marvell Technology Group, Ltd.	54,387	782,085
Micron Technology, Inc. (g)	33,900	737,664
NVIDIA Corp.	67,043	1,074,029
Skyworks Solutions, Inc. (g)	24,902	711,201

		5,128,950

Software 0.4%
Activision Blizzard, Inc.	48,786	869,855
Adobe Systems, Inc. (g)	5,956	356,645

		1,226,500

Telecommunications 2.1%
AT&T, Inc.	11,512	404,762
CenturyLink, Inc.	14,253	453,958
Cisco Systems, Inc.	18,823	422,576
Corning, Inc.	25,659	457,244
EchoStar Corp. Class A (g)	5,092	253,174
Frontier Communications Corp.	180,685	840,185
Harris Corp.	13,844	966,450
Polycom, Inc. (g)	65,932	740,416
Sprint Corp. (g)	42,923	461,422
Telephone & Data Systems, Inc.	24,683	636,328
United States Cellular Corp.	11,101	464,244
Windstream Holdings, Inc.	14,753	117,729

		6,218,488

Transportation 0.7%
Con-way, Inc.	17,201	683,052
CSX Corp.	14,225	409,253
FedEx Corp.	3,199	459,920
Norfolk Southern Corp.	4,381	406,688

		1,958,913

Trucking & Leasing 0.2%
AMERCO (g)	2,996	712,569

Total Common Stocks (Cost $134,103,539)		171,170,490

Exchange-Traded Funds 2.7% (h)
♦iShares Intermediate Credit Bond Fund	27,845	3,003,919
S&P 500 Index—SPDR Trust Series 1	5,312	980,967
♦S&P Midcap 400 Index—Midcap SPDR Trust Series 1	16,173	3,949,446

Total Exchange-Traded Funds (Cost $7,608,520)		7,934,332

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-21

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Short-Term Investments 2.6%
Repurchase Agreements 2.6%
State Street Bank and Trust Co. 0.00%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $947,377 (Collateralized by Government Agency securities with rates between 2.08% and 2.17% and maturity dates between 11/2/22 and 11/7/22, with a Principal Amount of $1,070,000 and a Market Value of $969,120)	$947,377	$947,377
TD Securities (U.S.A.) LLC 0.005%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $6,742,002 (Collateralized by a United States Treasury Note with a rate of 5.375% and a maturity date of 2/15/31, with a Principal Amount of $5,497,000 and a Market Value of $6,876,897)	6,742,000	6,742,000

Total Short-Term Investments (Cost $7,689,377)		7,689,377

Total Investments (Cost $262,275,533) (k)	102.1%	299,584,509
Other Assets, Less Liabilities	(2.1)	(6,241,274)
Net Assets	100.0%	$293,343,235

	Contracts Short	Unrealized Appreciation (Depreciation) (i)
Futures Contracts 0.0%‡
United States Treasury Note March 2014 (10 Year) (j)	(14)	$20,079

Total Futures Contracts (Notional Amount $1,722,656)		$20,079

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect as of December 31, 2013.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Fair valued security—The total market value of these securities as of December 31, 2013, is $2,860,564, which represents 1.0% of the Portfolio’s net assets.

(d)	Step coupon—Rate shown is the rate in effect as of December 31, 2013.
(e)	Collateral strip rate—A bond whose interest is based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of December 31, 2013.

(f)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(g)	Non-income producing security.

(h)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(i)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2013.

(j)	As of December 31, 2013, cash in the amount of $20,650 is on deposit with the broker for futures transactions.

(k)	As of December 31, 2013, cost is $263,757,038 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$37,809,687
Gross unrealized depreciation	(1,982,216)

Net unrealized appreciation	$35,827,471

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

M-22	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities (b)	$—	$4,059,898	$2,860,564	$6,920,462
Corporate Bonds	—	45,218,555	—	45,218,555
Foreign Government Bonds	—	1,795,523	—	1,795,523
Mortgage-Backed Securities	—	1,813,469	—	1,813,469
U.S. Government & Federal Agencies	—	56,261,853	—	56,261,853
Yankee Bonds	—	780,448	—	780,448

Total Long-Term Bonds	—	109,929,746	2,860,564	112,790,310

Common Stocks	171,170,490	—	—	171,170,490
Exchange-Traded Funds	7,934,332	—	—	7,934,332
Short-Term Investments
Repurchase Agreements	—	7,689,377	—	7,689,377

Total Investments in Securities	179,104,822	117,619,123	2,860,564	299,584,509

Other Financial Instruments
Futures Contracts Short (c)	20,079	—	—	20,079

Total Investments in Securities and Other Financial Instruments	$179,124,901	$117,619,123	$2,860,564	$299,604,588

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $2,860,564 are held in Other ABS within the Asset-Backed Securities section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2013 (a)
Long-Term Bonds
Asset-Backed Securities
Other ABS	$—	$165	$—	$(32,987)	$2,893,386	$—	$—	$—	$2,860,564	$(32,987)

Total	$—	$165	$—	$(32,987)	$2,893,386	$—	$—	$—	$2,860,564	$(32,987)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-23

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $262,275,533)	$299,584,509
Cash collateral on deposit at broker	20,650
Cash	844
Receivables:
Investment securities sold	1,521,765
Dividends and interest	852,539
Fund shares sold	121,087
Variation margin on futures contracts	2,406

Total assets	302,103,800

Liabilities
Payables:
Investment securities purchased	8,345,254
Manager (See Note 3)	168,805
Fund shares redeemed	131,302
NYLIFE Distributors (See Note 3)	58,479
Professional fees	30,856
Shareholder communication	14,744
Custodian	7,899
Trustees	371
Accrued expenses	2,855

Total liabilities	8,760,565

Net assets	$293,343,235

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$20,046
Additional paid-in capital	231,793,903

231,813,949
Undistributed net investment income	2,432,186
Accumulated net realized gain (loss) on investments and futures transactions	21,768,045
Net unrealized appreciation (depreciation) on investments and futures contracts	37,329,055

Net assets	$293,343,235

Initial Class
Net assets applicable to outstanding shares	$13,016,949

Shares of beneficial interest outstanding	884,056

Net asset value per share outstanding	$14.72

Service Class
Net assets applicable to outstanding shares	$280,326,286

Shares of beneficial interest outstanding	19,161,557

Net asset value per share outstanding	$14.63

M-24	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$3,441,685
Interest	1,607,655

Total income	5,049,340

Expenses
Manager (See Note 3)	1,770,495
Distribution and service—Service Class (See Note 3)	590,209
Custodian	59,255
Professional fees	48,744
Shareholder communication	40,570
Trustees	4,909
Miscellaneous	10,463

Total expenses before waiver/reimbursement	2,524,645
Expense waiver/reimbursement from Manager (See Note 3)	(35,901)

Net expenses	2,488,744

Net investment income (loss)	2,560,596

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	24,689,661
Futures transactions	9,983

Net realized gain (loss) on investments and futures transactions	24,699,644

Net change in unrealized appreciation (depreciation) on:
Investments	19,860,875
Futures contracts	20,079

Net change in unrealized appreciation (depreciation) on investments and futures contracts	19,880,954

Net realized and unrealized gain (loss) on investments and futures transactions	44,580,598

Net increase (decrease) in net assets resulting from operations	$47,141,194

(a)	Dividends recorded net of foreign withholding taxes in the amount of $4,009.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-25

Statements of Changes in Net Assets

for the years ended December 31, 2013 and December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,560,596	$2,610,330
Net realized gain (loss) on investments and futures transactions	24,699,644	6,920,598
Net change in unrealized appreciation (depreciation) on investments and futures contracts	19,880,954	11,417,977

Net increase (decrease) in net assets resulting from operations	47,141,194	20,948,905

Dividends to shareholders:
From net investment income:
Initial Class	(136,174)	(133,941)
Service Class	(2,378,559)	(2,098,885)

Total dividends to shareholders	(2,514,733)	(2,232,826)

Capital share transactions:
Net proceeds from sale of shares	66,911,978	33,936,435
Net asset value of shares issued to shareholders in reinvestment of dividends	2,514,733	2,232,826
Cost of shares redeemed	(22,081,537)	(23,181,558)

Increase (decrease) in net assets derived from capital share transactions	47,345,174	12,987,703

Net increase (decrease) in net assets	91,971,635	31,703,782

Net Assets
Beginning of year	201,371,600	169,667,818

End of year	$293,343,235	$201,371,600

Undistributed net investment income at end of year	$2,432,186	$2,535,109

M-26	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2013		2012		2011		2010	2009
Net asset value at beginning of year	$12.22		$11.02		$10.91		$9.74	$8.15

Net investment income (loss)	0.17	(a)	0.19	(a)	0.17	(a)	0.19	0.15 (a)
Net realized and unrealized gain (loss) on investments	2.48		1.17		0.12		1.13	1.73

Total from investment operations	2.65		1.36		0.29		1.32	1.88

Less dividends:
From net investment income	(0.15)		(0.16)		(0.18)		(0.15)	(0.29)

Net asset value at end of year	$14.72		$12.22		$11.02		$10.91	$9.74

Total investment return	21.87%		12.32%		2.79%		13.62%	23.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.27%		1.62%		1.57%		1.89%	1.69%
Net expenses	0.77%		0.78%		0.78%		0.82%	0.84%
Expenses (before waiver/reimbursement)	0.78%		0.83%		0.83%		0.84%	0.84%
Portfolio turnover rate	162	%(b)	202	%(b)	241	%(b)	118%	176%
Net assets at end of year (in 000’s)	$13,017		$10,075		$9,492		$9,598	$8,557

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 159%, 195% and 238% for the years ended December 31, 2013, 2012 and 2011, respectively. The Portfolio did not engage in mortgage dollar rolls for the years ended December 31, 2010 and 2009, respectively.

	Service Class
	Year ended December 31,
	2013		2012		2011		2010	2009
Net asset value at beginning of year	$12.15		$10.97		$10.85		$9.69	$8.11

Net investment income (loss)	0.14	(a)	0.16	(a)	0.15	(a)	0.16	0.12 (a)
Net realized and unrealized gain (loss) on investments	2.47		1.16		0.12		1.13	1.72

Total from investment operations	2.61		1.32		0.27		1.29	1.84

Less dividends:
From net investment income	(0.13)		(0.14)		(0.15)		(0.13)	(0.26)

Net asset value at end of year	$14.63		$12.15		$10.97		$10.85	$9.69

Total investment return	21.57%		12.04%		2.53%		13.34%	22.76%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.02%		1.37%		1.32%		1.65%	1.43%
Net expenses	1.02%		1.03%		1.03%		1.07%	1.09%
Expenses (before waiver/reimbursement)	1.03%		1.08%		1.08%		1.09%	1.09%
Portfolio turnover rate	162	%(b)	202	%(b)	241	%(b)	118%	176%
Net assets at end of year (in 000’s)	$280,326		$191,296		$160,176		$148,405	$130,119

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 159%, 195% and 238% for the years ended December 31, 2013, 2012 and 2011, respectively. The Portfolio did not engage in mortgage dollar rolls for the years ended December 31, 2010 and 2009, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-27

MainStay VP Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2013

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	–1.82%	5.07%	4.64%	0.53%
Service Class Shares	–2.07	4.81	4.37	0.78

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[3]	–2.02%	4.44%	4.55%
Average Lipper Variable Products Core Bond Portfolio[4]	–1.88	6.05	4.48

1.	Performance figures shown for the ten-year period ended December 31, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 4.62% for Initial Class shares and 4.36% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Core Bond Portfolio is representative of portfolios that invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These portfolios maintain dollar-weighted average maturities of five to ten years. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-28	MainStay VP Bond Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,011.20	$2.69	$1,022.50	$2.70

Service Class Shares	$1,000.00	$1,009.90	$3.95	$1,021.30	$3.97

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.53% for Initial Class and 0.78% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-29

Portfolio Composition as of December 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-33 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of December 31, 2013 (excluding short-term investments) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.249%–7.50%, due 5/1/16–1/1/44

2.	United States Treasury Notes, 0.25%–2.75%, due 12/31/15–11/15/23

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.414%–7.00%, due 3/1/15–8/1/43

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–7.00%, due 7/15/31–11/20/43

5.	Federal National Mortgage Association, 0.625%–2.75%, due 3/13/14–11/27/18
6.	Federal Home Loan Mortgage Corporation, 1.00%–4.75%, due 1/19/16–1/13/22

7.	United States Treasury Bonds, 2.75%–4.25%, due 5/15/39–11/15/43

8.	Citigroup, Inc., 3.50%–6.01%, due 1/15/15–5/15/23

9.	JP Morgan Chase Commercial Mortgage Securities Corp., 2.206%–5.814%, due 1/12/43–5/15/45

10.	Goldman Sachs Group, Inc. (The), 2.375%–6.25%, due 1/22/18–2/1/41

M-30	MainStay VP Bond Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Donald F. Serek, CFA, Thomas J. Girard and George S. Cherpelis of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2013?

During the 12 months ended December 31, 2013, MainStay VP Bond Portfolio returned –1.82% for Initial Class shares and –2.07% for Service Class shares. Over the same period, Initial Class shares outperformed—and Service Class shares underperformed—the –2.02% return of the Barclays U.S. Aggregate Bond Index, which is the Portfolio’s broad-based securities-market index. Initial Class shares outperformed—and Service Class shares underperformed—the –1.88% return of the average Lipper2 Variable Products Core Bond Portfolio for the 12 months ended December 31, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio had overweight positions in the corporate, U.S. government agencies, asset-backed securities and commercial mortgage-backed securities sectors throughout the reporting period. The corporate bond sector was the best-performing sector during 2013. Overweight positions in asset-backed securities and U.S. government agencies were also accretive to performance during the reporting period. The Portfolio started the period with an overweight position in mortgage-backed securities. Rising interest rates and expectations that the Federal Reserve would taper its direct asset purchases (widely known as quantitative easing) left the mortgage-backed securities sector vulnerable to spread3 widening, which prompted us to reduce the Portfolio to a neutral weighting during the second quarter of 2013. Until the reduction was completed, our overweight positioning in mortgage-backed securities detracted from performance relative to the Barclays U.S. Aggregate Bond Index. During the second half of 2013, the Portfolio outperformed the Barclays U.S. Aggregate Bond Index, primarily because of an overweight position in U.S. corporate bonds, particularly in the financial and industrial subsectors.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio’s duration varied over the course of the reporting period. During most of the first half, we held the Portfolio’s duration close to that of the Barclays U.S. Aggregate Bond Index. During the second quarter, however, we shortened the Portfolio’s duration slightly in relation to that of the benchmark. The Portfolio maintained this positioning throughout the second half of the reporting period. Overall, duration positioning detracted from performance during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

There were four periods where specific factors, risks and market forces prompted asset allocation decisions for the Portfolio. During the middle of the first half of 2013, our expectation that the Japanese quantitative easing program would be beneficial for mortgage-backed securities led us to add an overweight position in the sector. Toward the end of the second quarter, however, our expectation that the Federal Reserve would begin tapering its open-market bond purchases toward the end of 2013 led us to reduce our overweight position in mortgage-backed securities. As the end of the first half neared, lackluster economic growth—along with continuing suggestions that the Federal Reserve might begin tapering its asset purchases—caused spread assets to underperform. We used this opportunity to add to the Portfolio’s overweight position in the corporate sector. This allocation decision had a favorable impact on the Portfolio’s performance. The last instance occurred in the fourth quarter of 2013 when we modestly reduced our overweight position in the corporate bond sector in an effort to mitigate credit risk in the face of tightening valuations. The reduction occurred primarily in the financial and industrial subsectors.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread assets” refers to assets that typically trade at a spread to U.S. Treasurys.

mainstayinvestments.com	M-31

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, an overweight position in the corporate bond sector made the strongest positive contribution to the Portfolio’s performance. Within the corporate bond sector, the Portfolio’s overweight positions in the financial and industrial subsectors were the main drivers of performance in relation to the Barclays U.S. Aggregate Bond Index. Duration and curve positioning, along with our positioning in mortgage-backed securities and commercial mortgage-backed securities, adversely affected the Portfolio’s performance during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

We made purchases and sales throughout the reporting period, as previously described, when the asset allocation of the Portfolio was modified. The purpose of these sales and purchases, in the aggregate, was to adjust positions in spread assets.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio held overweight positions relative to the Barclays U.S. Aggregate Bond Index within the finan-

cial, industrial and utility subsectors of the corporate bond sector. These overweight positions were maintained during the first half of the reporting period. During the second quarter, these industry weightings were increased as we sought to take advantage of attractive valuations. During the fourth quarter, the financial and industrial subsectors were modestly decreased in an effort to reduce spread-asset risk. Throughout the reporting period, we added to an already overweight position in the asset-backed securities sector. The majority of the increase, however, occurred during the first half of 2013.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2013, the Portfolio held overweight positions in spread assets that were offset by an underweight position relative to the Barclays U.S. Aggregate Bond Index in U.S. Treasury securities. The largest overweight allocation within spread assets was in the corporate bond sector. As of the same date, the overall duration of the Portfolio was slightly shorter than the duration of the Barclays U.S. Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-32	MainStay VP Bond Portfolio

Portfolio of Investments December 31, 2013

	Principal Amount	Value
Long-Term Bonds 98.8%† Asset-Backed Securities 9.0%
Auto Floor Plan 1.0%
CNH Wholesale Master Note Trust Series 2013-2A, Class A 0.767%, due 8/15/19 (a)(b)	$4,200,000	$4,205,532
Ford Credit Floorplan Master Owner Trust A
Series 2013-5, Class A2 0.637%, due 9/15/18 (a)	3,000,000	3,007,359
Series 2013-4, Class A2 0.717%, due 6/15/20 (a)	1,600,000	1,602,590
Navistar Financial Dealer Note Master Trust Series 2013-2, Class A 0.845%, due 9/25/18 (a)(b)	1,900,000	1,907,640

		10,723,121

Automobile 0.5%
Chesapeake Funding LLC Series 2013-1A, Class A 0.618%, due 1/7/25 (a)(b)	2,000,000	1,995,180
Huntington Auto Trust Series 2012-2, Class A3 0.51%, due 4/17/17	3,300,000	3,293,129

		5,288,309

Credit Cards 0.4%
American Express Issuance Trust II Series 2013-2, Class A 0.597%, due 8/15/19 (a)	1,200,000	1,203,397
Citibank Credit Card Issuance Trust Series 2013-A7, Class A7 0.60%, due 9/10/20 (a)	1,500,000	1,502,649
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, due 8/15/17	1,157,000	1,161,050

		3,867,096

Home Equity 1.0%
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-2, Class 1A5 6.333%, due 4/25/32 (c)(d)	374,988	382,973
CIT Group Home Equity Loan Trust Series 2003-1, Class A4 3.93%, due 3/20/32 (c)(d)	577,854	587,788
Citifinancial Mortgage Securities, Inc. Series 2003-3, Class AF5 5.053%, due 8/25/33 (c)(d)	289,930	287,790

	Principal Amount	Value
Home Equity (continued)
Citigroup Mortgage Loan Trust, Inc. Series 2006-WF2, Class A2C 5.852%, due 5/25/36 (c)	$160,497	$100,938
Countrywide Asset-Backed Certificates
Series 2006-S8, Class A3 5.555%, due 4/25/36 (a)(d)	924,580	841,057
Series 2007-S1, Class A3 5.81%, due 11/25/36 (a)(d)	475,002	445,357
Credit-Based Asset Servicing and Securitization LLC
Series 2007-CB2, Class A2C 4.936%, due 2/25/37 (c)(d)	972,817	704,398
Series 2007-CB4, Class A2B 4.936%, due 4/25/37 (c)(d)	500,000	344,528
Equity One ABS, Inc. Series 2003-4, Class AF6 5.333%, due 10/25/34 (c)(d)	651,857	660,988
JPMorgan Mortgage Acquisition Corp.
Series 2007-CH2, Class AF3 5.052%, due 1/25/37 (c)(d)	1,000,000	716,091
Series 2007-CH1, Class AF3 5.338%, due 11/25/36 (c)(d)	835,893	847,414
Series 2006-WF1, Class A6 6.00%, due 7/25/36 (c)(d)	739,185	442,534
Morgan Stanley Mortgage Loan Trust Series 2006-17XS, Class A3A 5.651%, due 10/25/46 (c)	1,513,903	1,005,763
Popular ABS Mortgage Pass-Through Trust Series 2005-5, Class AF3 4.807%, due 11/25/35 (a)(d)	1,327,602	1,301,364
RAMP Trust Series 2003-RZ5, Class A7 5.47%, due 9/25/33 (c)	204,649	211,658
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.455%, due 6/25/33 (c)(d)	1,357,771	1,420,238

		10,300,879

Other ABS 6.1%
Apidos CDO Series 2013-14A, Class A 1.394%, due 4/15/25 (a)(b)(e)	5,300,000	5,220,500
Ares CLO, Ltd. 2013-2A, Class A1 1.501%, due 7/28/25 (a)(b)(e)	5,200,000	5,116,800
Babson CLO, Ltd. Series 2013-IA, Class A 1.342%, due 4/20/25 (a)(b)(e)	5,400,000	5,302,800

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of December 31, 2013, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-33

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Asset-Backed Securities (continued)
Other ABS (continued)
Ballyrock CDO, Ltd. Series 2013-1A, Class A 1.417%, due 5/20/25 (a)(b)	$4,300,000	$4,250,980
Carlyle Global Market Strategies Series 2013-3A, Class A1A 1.39%, due 7/15/25 (a)(b)(e)	3,200,000	3,148,384
Series 2013-2A, Class A1 1.396%, due 4/18/25 (a)(b)	2,100,000	2,060,058
Cent CLO, L.P. Series 2013-18A, Class A 1.366%, due 7/23/25 (a)(b)(e)	4,250,000	4,180,938
CNH Equipment Trust Series 2012-C, Class A3 0.57%, due 12/15/17	2,200,000	2,197,518
Dryden Senior Loan Fund Series 2013-26A, Class A 1.344%, due 7/15/25 (a)(b)	4,300,000	4,208,324
Entergy Texas Restoration Funding LLC Series 2009-A, Class A1 2.12%, due 2/1/16	296,146	298,430
Jamestown CLO, Ltd. Series 2013-3A, Class A1A 1.693%, due 1/15/26 (a)(b)(e)	4,600,000	4,564,120
Marriott Vacation Club Owner Trust Series 2007-2A, Class A 5.808%, due 10/20/29 (b)	762,115	788,775
Nomad CLO, Ltd. Series 2013-1A, Class A1 1.444%, due 1/15/25 (a)(b)	4,100,000	4,035,999
Octagon Investment Partners XVII, Ltd. Series 2013-1A, Class A1 1.55%, due 10/25/25 (a)(b)(e)	5,200,000	5,161,000
OHA Loan Funding, Ltd. Series 2013-1A, Class A 1.528%, due 7/23/25 (a)(b)	5,200,000	5,143,736
Race Point VIII CLO, Ltd. Series 2013-8A, Class A 1.487%, due 2/20/25 (a)(b)	4,000,000	3,973,760
Sheridan Square CLO, Ltd. Series 2013-1A, Class A2 1.414%, due 4/15/25 (a)(b)	4,100,000	4,064,740

		63,716,862

Total Asset-Backed Securities (Cost $96,084,058)		93,896,267

Corporate Bonds 35.6%
Aerospace & Defense 0.2%
BAE Systems PLC 4.75%, due 10/11/21 (b)	2,000,000	2,084,880

	Principal Amount	Value
Auto Manufacturers 0.3%
Daimler Finance North America LLC
2.375%, due 8/1/18 (b)	$1,725,000	$1,721,184
3.875%, due 9/15/21 (b)	1,625,000	1,639,950

		3,361,134

Banks 10.7%
Abbey National Treasury Services PLC 3.05%, due 8/23/18	3,575,000	3,673,420
American Express Bank FSB 6.00%, due 9/13/17	750,000	862,772
Bank of America Corp.
2.00%, due 1/11/18	3,000,000	2,994,678
2.60%, due 1/15/19	3,000,000	3,013,242
4.10%, due 7/24/23	2,750,000	2,761,668
5.625%, due 7/1/20	925,000	1,057,010
BB&T Corp. 1.103%, due 6/15/18 (a)	3,400,000	3,423,848
Capital One Financial Corp.
1.00%, due 11/6/15	3,250,000	3,248,583
3.50%, due 6/15/23	2,000,000	1,877,416
♦Citigroup, Inc. 3.50%, due 5/15/23	4,000,000	3,727,164
4.587%, due 12/15/15	1,745,000	1,864,731
5.375%, due 8/9/20	3,016,000	3,431,128
6.00%, due 8/15/17	2,000,000	2,279,520
6.01%, due 1/15/15	775,000	816,108
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
3.375%, due 1/19/17	550,000	579,090
5.75%, due 12/1/43	4,000,000	4,240,344
Credit Agricole S.A. 1.625%, due 4/15/16 (b)	3,000,000	3,018,498
Export-Import Bank of Korea 1.75%, due 2/27/18	600,000	583,837
♦Goldman Sachs Group, Inc. (The)
2.375%, due 1/22/18	2,750,000	2,760,453
2.90%, due 7/19/18	4,000,000	4,070,696
5.375%, due 3/15/20	850,000	945,310
6.15%, due 4/1/18	1,250,000	1,433,346
6.25%, due 2/1/41	550,000	633,820
HSBC Bank PLC
1.50%, due 5/15/18 (b)	3,200,000	3,124,704
4.125%, due 8/12/20 (b)	1,300,000	1,375,516
HSBC Bank USA N.A. 4.875%, due 8/24/20	1,500,000	1,618,846
HSBC USA, Inc. 1.128%, due 9/24/18 (a)	2,800,000	2,803,886
Huntington Bancshares, Inc. 2.60%, due 8/2/18	3,350,000	3,351,960
ING Bank N.V. 5.80%, due 9/25/23 (b)	4,000,000	4,182,376

M-34	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
JPMorgan Chase & Co. 1.80%, due 1/25/18	$1,550,000	$1,536,394
5.40%, due 1/6/42	2,425,000	2,610,646
Korea Development Bank (The) 3.875%, due 5/4/17	1,300,000	1,370,239
Lloyds Bank PLC 2.30%, due 11/27/18	1,175,000	1,171,952
Morgan Stanley
4.10%, due 5/22/23	3,000,000	2,903,253
4.875%, due 11/1/22	1,675,000	1,714,632
5.50%, due 1/26/20	800,000	898,058
5.625%, due 9/23/19	800,000	909,349
6.625%, due 4/1/18	600,000	702,056
Royal Bank of Scotland Group PLC 2.55%, due 9/18/15	2,400,000	2,454,617
Santander UK PLC 5.00%, due 11/7/23 (b)	4,175,000	4,190,531
Skandinaviska Enskilda Banken AB 1.75%, due 3/19/18 (b)	3,000,000	2,938,878
Societe Generale S.A. 1.327%, due 10/1/18 (a)	3,000,000	3,017,223
2.75%, due 10/12/17	1,950,000	2,009,865
Sumitomo Mitsui Trust Bank, Ltd. 1.024%, due 9/16/16 (a)(b)	2,150,000	2,160,348
SunTrust Banks, Inc. 2.35%, due 11/1/18	1,425,000	1,417,450
UBS A.G. 2.25%, due 1/28/14	1,627,000	1,629,094
Union Bank N.A. 0.996%, due 9/26/16 (a)	1,000,000	1,008,931
Wells Fargo & Co.
2.15%, due 1/15/19	1,000,000	996,868
5.375%, due 11/2/43	4,500,000	4,608,027
Westpac Banking Corp. 1.125%, due 9/25/15	1,050,000	1,061,386

		111,063,767

Building Materials 0.1%
CRH America, Inc. 4.125%, due 1/15/16	675,000	712,239

Chemicals 0.8%
Cabot Corp. 5.00%, due 10/1/16	2,100,000	2,298,962
Dow Chemical Co. (The) 5.70%, due 5/15/18	345,000	394,443
NewMarket Corp. 4.10%, due 12/15/22	5,536,000	5,273,760

		7,967,165

	Principal Amount	Value
Computers 0.5%
Hewlett-Packard Co.
2.35%, due 3/15/15	$2,600,000	$2,640,687
3.30%, due 12/9/16	2,750,000	2,878,222

		5,518,909

Cosmetics & Personal Care 0.1%
Procter & Gamble Co. (The) 1.45%, due 8/15/16	1,000,000	1,014,593

Diversified Financial Services 0.4%
General Electric Capital Corp.
4.65%, due 10/17/21	625,000	680,905
5.50%, due 1/8/20	2,300,000	2,633,875
5.875%, due 1/14/38	1,000,000	1,139,114

		4,453,894

Electric 3.7%
Appalachian Power Co. 6.375%, due 4/1/36	1,750,000	1,946,175
Arizona Public Service Co. 5.50%, due 9/1/35	1,275,000	1,368,356
Dayton Power & Light Co. (The) 1.875%, due 9/15/16 (b)	1,725,000	1,739,093
Duke Energy Progress, Inc. 6.125%, due 9/15/33	500,000	560,190
Entergy Louisiana LLC
1.875%, due 12/15/14	375,000	379,995
3.30%, due 12/1/22	800,000	752,278
Entergy Mississippi, Inc. 3.10%, due 7/1/23	675,000	627,107
FirstEnergy Corp. 4.25%, due 3/15/23	3,200,000	2,982,890
GDF Suez 1.625%, due 10/10/17 (b)	1,150,000	1,138,374
Great Plains Energy, Inc. 4.85%, due 6/1/21	385,000	405,651
5.292%, due 6/15/22 (c)	340,000	364,779
Kansas City Power & Light Co. 7.15%, due 4/1/19	900,000	1,097,718
NextEra Energy Capital Holdings, Inc. 1.20%, due 6/1/15	1,450,000	1,457,430
1.339%, due 9/1/15	3,500,000	3,523,310
Nisource Finance Corp. 4.80%, due 2/15/44	1,325,000	1,195,501
5.65%, due 2/1/45	4,300,000	4,404,679
Ohio Edison Co. 6.875%, due 7/15/36	2,500,000	2,931,937
Pacific Gas & Electric Co. 5.125%, due 11/15/43	5,250,000	5,421,449
Pepco Holdings, Inc. 2.70%, due 10/1/15	1,000,000	1,025,391

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-35

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
PPL Capital Funding, Inc.
3.50%, due 12/1/22	$875,000	$826,358
4.20%, due 6/15/22	2,000,000	1,996,332
Union Electric Co. 6.70%, due 2/1/19	1,500,000	1,799,739

		37,944,732

Electronics 0.5%
Thermo Fisher Scientific, Inc.
2.40%, due 2/1/19	2,200,000	2,179,520
5.30%, due 2/1/44	3,350,000	3,387,436

		5,566,956

Finance—Auto Loans 0.9%
American Honda Finance Corp.
0.744%, due 10/7/16 (a)	1,000,000	1,005,201
2.125%, due 10/10/18	1,125,000	1,120,368
2.60%, due 9/20/16 (b)	1,500,000	1,560,620
Ford Motor Credit Co. LLC
3.00%, due 6/12/17	1,775,000	1,844,789
4.375%, due 8/6/23	4,275,000	4,297,910

		9,828,888

Finance—Consumer Loans 0.1%
John Deere Capital Corp. 1.70%, due 1/15/20	1,000,000	941,681

Finance—Credit Card 0.1%
Capital One Bank USA N.A. 2.15%, due 11/21/18	1,325,000	1,317,911

Finance—Investment Banker/Broker 0.1%
BNP Paribas Home Loan Covered Bonds S.A. 2.20%, due 11/2/15 (b)	500,000	512,600
Credit Suisse A.G. / Guernsey 2.60%, due 5/27/16 (b)	575,000	598,094

		1,110,694

Finance—Other Services 0.2%
National Rural Utilities Cooperative Finance Corp. 2.35%, due 6/15/20	1,850,000	1,786,730

Food 0.9%
Ingredion, Inc.
1.80%, due 9/25/17	1,600,000	1,559,449
4.625%, due 11/1/20	2,150,000	2,241,788
Kroger Co. (The)
5.15%, due 8/1/43	2,250,000	2,194,884
7.70%, due 6/1/29	1,000,000	1,227,182

	Principal Amount	Value
Food (continued)
Safeway, Inc. 3.40%, due 12/1/16	$2,500,000	$2,601,030

		9,824,333

Gas 0.5%
Boston Gas Co. 4.487%, due 2/15/42 (b)	1,250,000	1,181,639
KeySpan Gas East Corp. 5.819%, due 4/1/41 (b)	2,000,000	2,243,756
Sempra Energy 2.30%, due 4/1/17	1,725,000	1,747,344

		5,172,739

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 3.40%, due 12/1/21	1,150,000	1,129,926

Insurance 3.6%
Arch Capital Group U.S., Inc. 5.144%, due 11/1/43	4,500,000	4,499,514
Assurant, Inc. 2.50%, due 3/15/18	2,500,000	2,442,635
Berkshire Hathaway Finance Corp. 4.30%, due 5/15/43	2,750,000	2,476,664
Farmers Exchange Capital II 6.151%, due 11/1/53 (a)(b)	3,000,000	3,071,193
Five Corners Funding Trust 4.419%, due 11/15/23 (b)	3,300,000	3,252,883
ING U.S., Inc. 2.90%, due 2/15/18	1,350,000	1,380,761
5.70%, due 7/15/43	3,575,000	3,735,146
Markel Corp. 5.00%, due 3/30/43	1,125,000	1,052,093
MetLife, Inc. 1.756%, due 12/15/17	1,950,000	1,929,316
Metropolitan Life Global Funding I 3.125%, due 1/11/16 (b)	1,325,000	1,381,103
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (b)	1,850,000	1,983,490
Pacific LifeCorp 5.125%, due 1/30/43 (b)	4,900,000	4,505,256
Principal Financial Group, Inc. 8.875%, due 5/15/19	810,000	1,035,609
QBE Insurance Group, Ltd. 2.40%, due 5/1/18 (b)	1,875,000	1,801,313
XLIT, Ltd. 5.25%, due 12/15/43	2,625,000	2,642,582

		37,189,558

Investment Management/Advisory Services 0.2%
Invesco Finance PLC 5.375%, due 11/30/43	2,500,000	2,522,115

M-36	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Iron & Steel 0.5%
ArcelorMittal 4.25%, due 2/25/15	$1,325,000	$1,361,438
Carpenter Technology Corp. 4.45%, due 3/1/23	1,825,000	1,751,087
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	2,300,000	2,256,114

		5,368,639

Machinery—Diversified 0.1%
Deere & Co. 5.375%, due 10/16/29	1,100,000	1,235,120

Media 0.3%
21st Century Fox America, Inc. 6.40%, due 12/15/35	2,500,000	2,841,885
COX Communications, Inc. 5.45%, due 12/15/14	480,000	501,625

		3,343,510

Mining 1.0%
Barrick Gold Corp. 4.10%, due 5/1/23	5,275,000	4,768,025
Freeport-McMoRan Copper & Gold, Inc. 3.875%, due 3/15/23	1,750,000	1,654,879
Rio Tinto Finance USA PLC 1.084%, due 6/17/16 (a)	3,000,000	3,021,285
Rio Tinto Finance USA, Ltd. 3.75%, due 9/20/21	750,000	757,198

		10,201,387

Miscellaneous—Manufacturing 0.5%
Carlisle Cos., Inc. 6.125%, due 8/15/16	2,500,000	2,760,588
General Electric Co. 4.125%, due 10/9/42	2,075,000	1,917,005

		4,677,593

Oil & Gas 1.7%
Anadarko Petroleum Corp. 5.95%, due 9/15/16	3,600,000	4,010,634
BP Capital Markets PLC 3.125%, due 10/1/15	1,400,000	1,462,648
Pemex Project Funding Master Trust 5.75%, due 3/1/18	2,000,000	2,230,000
Petrobras International Finance Co.
2.875%, due 2/6/15	2,350,000	2,385,255
5.375%, due 1/27/21	4,150,000	4,118,410
Petroleos Mexicanos 3.50%, due 1/30/23	1,575,000	1,443,094
Plains Exploration & Production Co. 6.75%, due 2/1/22	1,000,000	1,101,524

	Principal Amount	Value
Oil & Gas (continued)
Statoil ASA 3.125%, due 8/17/17	$350,000	$367,405
Valero Energy Corp. 6.625%, due 6/15/37	550,000	627,404

		17,746,374

Oil & Gas Services 0.1%
Cameron International Corp. 1.60%, due 4/30/15	500,000	503,054

Packaging & Containers 0.4%
Packaging Corp. of America 4.50%, due 11/1/23	3,800,000	3,809,929

Pharmaceuticals 0.7%
Cardinal Health, Inc. 1.90%, due 6/15/17	2,165,000	2,169,594
Merck Sharp & Dohme Corp. 5.95%, due 12/1/28	1,200,000	1,399,497
Mylan, Inc. 2.60%, due 6/24/18 (b)	1,750,000	1,751,013
Novartis Securities Investment, Ltd. 5.125%, due 2/10/19	800,000	905,896
Sanofi 4.00%, due 3/29/21	1,000,000	1,047,613

		7,273,613

Pipelines 1.4%
Energy Transfer Partners, L.P.
4.15%, due 10/1/20	5,975,000	6,062,122
6.50%, due 2/1/42	1,300,000	1,397,180
Enterprise Products Operating LLC 1.25%, due 8/13/15	1,550,000	1,560,298
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	400,000	431,518
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	2,750,000	2,787,469
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (b)	2,350,000	2,101,377

		14,339,964

Real Estate 0.2%
Regency Centers, L.P. 4.80%, due 4/15/21	1,050,000	1,098,794
WEA Finance LLC / WT Finance Australia Property, Ltd. 5.75%, due 9/2/15 (b)	877,000	945,954

		2,044,748

Real Estate Investment Trusts 2.3%
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	3,157,000	3,473,701

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-37

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
CBL & Associates, L.P. 5.25%, due 12/1/23	$5,000,000	$4,993,355
DDR Corp. 4.625%, due 7/15/22	1,500,000	1,529,966
4.75%, due 4/15/18	2,000,000	2,157,476
Hospitality Properties Trust 6.30%, due 6/15/16	1,325,000	1,430,380
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	1,700,000	1,850,994
Kilroy Realty, L.P. 3.80%, due 1/15/23	1,000,000	932,555
Liberty Property, L.P. 4.40%, due 2/15/24	1,850,000	1,816,526
ProLogis, L.P.
4.25%, due 8/15/23	2,325,000	2,296,763
6.625%, due 5/15/18	1,770,000	2,067,307
6.875%, due 3/15/20	1,500,000	1,766,716

		24,315,739

Semiconductors 0.2%
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (b)	2,475,000	2,459,150

Software 0.1%
Fiserv, Inc. 4.75%, due 6/15/21	1,355,000	1,380,009

Telecommunications 1.8%
AT&T, Inc. 2.375%, due 11/27/18	1,500,000	1,501,287
Cellco Partnership / Verizon Wireless Capital LLC 8.50%, due 11/15/18	1,500,000	1,899,199
Deutsche Telekom International Finance B.V.
2.25%, due 3/6/17 (b)	1,150,000	1,166,382
3.125%, due 4/11/16 (b)	1,000,000	1,041,532
Orange S.A. 5.375%, due 1/13/42	1,675,000	1,682,256
Telecom Italia Capital S.A. 5.25%, due 10/1/15	250,000	262,813
Telefonica Emisiones SAU 5.134%, due 4/27/20	4,275,000	4,541,585
Verizon Communications, Inc. 5.15%, due 9/15/23	3,000,000	3,221,076
6.40%, due 9/15/33	2,250,000	2,587,772
7.35%, due 4/1/39	1,000,000	1,241,993

		19,145,895

	Principal Amount	Value
Textiles 0.1%
Mohawk Industries, Inc. 3.85%, due 2/1/23	$925,000	$878,750

Transportation 0.2%
Norfolk Southern Corp. 5.64%, due 5/17/29	1,400,000	1,514,846

Total Corporate Bonds (Cost $366,010,948)		370,751,164

Foreign Government Bonds 0.7%
Sovereign 0.7%
Brazilian Government International Bond 2.625%, due 1/5/23	3,000,000	2,580,000
Italy Government International Bond 4.75%, due 1/25/16	2,500,000	2,660,250
Poland Government International Bond 5.00%, due 3/23/22	350,000	374,063
Turkey Government International Bond 6.75%, due 4/3/18	1,250,000	1,357,500

Total Foreign Government Bonds (Cost $7,319,319)		6,971,813

Mortgage-Backed Securities 5.8%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 5.6%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW11, Class A3 5.439%, due 3/11/39 (f)	1,000,000	1,013,642
Series 2006-PW11, Class AM 5.439%, due 3/11/39 (f)	500,000	541,205
Series 2006-PW12, Class AAB 5.685%, due 9/11/38 (f)	259,926	260,242
Series 2007-PW16, Class A4 5.706%, due 6/11/40 (f)	1,700,000	1,906,438
Boca Hotel Portfolio Trust Series 2013-BOCA, Class A 1.317%, due 8/15/26 (a)(b)	3,420,913	3,426,756
CGBAM Commercial Mortgage Trust Series 2013-BREH, Class B 1.967%, due 5/15/30 (a)(b)	2,500,000	2,502,845
Citigroup Commercial Mortgage Trust Series 2006-C5, Class A4 5.431%, due 10/15/49	3,700,000	4,036,955
Commercial Mortgage Pass Through Certificates Series 2013-THL, Class A2 1.218%, due 6/8/30 (a)(b)	3,400,000	3,391,690
Series 2007-C9, Class A4 5.80%, due 12/10/49 (f)	2,370,000	2,672,488

M-38	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Credit Suisse Mortgage Capital Certificates Series 2006-C1, Class AM 5.465%, due 2/15/39 (a)	$2,300,000	$2,457,647
♦JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-C6, Class A2 2.206%, due 5/15/45	2,400,000	2,442,766
Series 2005-CB13, Class A4 5.244%, due 1/12/43 (f)	1,170,000	1,241,860
Series 2006-CB17, Class A4 5.429%, due 12/12/43	5,000,000	5,411,415
Series 2006-CB15, Class A4 5.814%, due 6/12/43 (a)	1,602,103	1,728,451
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, due 11/15/38	2,300,000	2,525,306
Series 2007-C7, Class A3 5.866%, due 9/15/45 (a)	3,033,124	3,363,911
Merrill Lynch / Countrywide Commercial Mortgage Trust Series 2006-4, Class A3 5.172%, due 12/12/49	2,080,000	2,255,047
ML-CFC Commercial Mortgage TrustSeries 2007-6, Class A4 5.485%, due 3/12/51 (a)	4,350,000	4,784,904
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C13, Class A4 4.039%, due 11/15/46 (a)	2,900,000	2,922,808
Morgan Stanley Capital I, Inc. Series 2011-C2, Class A2 3.476%, due 6/15/44 (b)	600,000	632,095
Series 2006-HQ10, Class A4 5.328%, due 11/12/41	726,437	792,604
Series 2007-T25, Class A3 5.514%, due 11/12/49 (a)	2,300,000	2,541,817
Series 2006-IQ11, Class A4 5.665%, due 10/15/42 (f)	383,298	411,032
Series 2007-IQ16, Class A4 5.809%, due 12/12/49	4,000,000	4,471,748
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	500,000	546,447

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
WFRBS Commercial Mortgage Trust Series 2013-C11, Class A2 2.029%, due 3/15/45	$200,000	$199,536

		58,481,655

Whole Loan Collateral (Collateralized Mortgage Obligations) 0.2%
Banc of America Funding Corp. Series 2006-7, Class T2A3 5.695%, due 10/25/36 (a)	519,601	392,687
Structured Adjustable Rate Mortgage Loan Trust Series 2006-8, Class 4A3 5.245%, due 9/25/36 (f)	973,168	815,496
TBW Mortgage-Backed Pass-Through Certificates Series 2006-6, Class A2B 5.66%, due 1/25/37 (c)	1,447,592	811,995

		2,020,178

Total Mortgage-Backed Securities (Cost $61,191,272)		60,501,833

Municipal Bonds 0.9%
California 0.2%
Sacramento Municipal Utility District 6.322%, due 5/15/36	1,650,000	1,820,280

Connecticut 0.2%
State of Connecticut Special Tax Revenue 5.74%, due 12/1/29	1,720,000	1,806,344

Texas 0.5%
City of San Antonio, Texas, Water System Revenue 5.502%, due 5/15/29	2,000,000	2,141,820
Dallas Area Rapid Transit 5.022%, due 12/1/48	700,000	718,991
Texas Transportation Commission 5.178%, due 4/1/30	2,150,000	2,315,056

		5,175,867

Washington 0.0%‡
City of Seattle, Washington, Water System Revenue 5.62%, due 8/1/30	340,000	373,051

Total Municipal Bonds (Cost $10,202,329)		9,175,542

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-39

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies 46.8%
Federal Home Loan Bank 0.1%
1.30%, due 6/5/18	$1,500,000	$1,462,173

♦Federal Home Loan Mortgage Corporation 1.5%
1.00%, due 9/27/17	1,325,000	1,307,775
1.00%, due 1/11/18	1,600,000	1,565,776
1.125%, due 5/25/18	1,700,000	1,655,712
1.25%, due 10/2/19	2,000,000	1,894,674
1.75%, due 5/30/19	3,000,000	2,946,900
2.375%, due 1/13/22	4,000,000	3,823,860
4.75%, due 1/19/16	2,000,000	2,175,128

		15,369,825

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 8.3%
2.414%, due 12/1/41 (a)	1,170,763	1,189,867
2.50%, due 6/1/28	5,400,365	5,356,562
3.00%, due 9/1/26 TBA (g)	5,300,000	5,398,133
3.00%, due 9/1/33	3,367,195	3,325,906
3.00%, due 8/1/43	11,481,156	10,890,569
3.50%, due 8/1/25 TBA (g)	4,100,000	4,274,250
3.50%, due 4/1/42 TBA (g)	10,800,000	10,715,625
4.00%, due 3/1/15	66,484	70,158
4.00%, due 7/1/23	500,924	530,446
4.00%, due 8/1/25	229,949	242,845
4.00%, due 1/1/31	548,643	573,910
4.00%, due 3/1/41 TBA (g)	4,200,000	4,313,203
4.00%, due 11/1/41	235,750	242,297
4.00%, due 1/1/42	265,886	273,285
4.00%, due 4/1/42	5,824,960	5,986,551
4.00%, due 5/1/42	479,893	493,240
4.50%, due 4/1/22	163,257	173,456
4.50%, due 4/1/23	38,966	41,784
4.50%, due 6/1/24	95,840	102,786
4.50%, due 7/1/24	222,731	238,864
4.50%, due 5/1/25	577,057	619,249
4.50%, due 4/1/31	542,983	584,798
4.50%, due 9/1/35	267,015	282,999
4.50%, due 2/1/39	472,385	499,592
4.50%, due 4/1/39	377,695	399,521
4.50%, due 6/1/39	846,654	897,006
4.50%, due 6/1/39 TBA (g)	2,200,000	2,327,789
4.50%, due 11/1/39	3,398,111	3,599,107
4.50%, due 12/1/39	387,700	410,762
4.50%, due 8/1/40	297,551	315,349
4.50%, due 9/1/40	1,632,994	1,730,516
4.50%, due 11/1/40	951,971	1,011,519
5.00%, due 3/1/23	16,806	17,801
5.00%, due 6/1/23	225,404	243,388
5.00%, due 8/1/23	30,277	32,687
5.00%, due 7/1/24	186,194	200,988

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
5.00%, due 3/1/25	$446,405	$481,920
5.00%, due 6/1/30	461,742	498,175
5.00%, due 8/1/35	188,076	203,274
5.00%, due 4/1/37	3,079,189	3,325,280
5.00%, due 8/1/37	663,005	713,758
5.00%, due 3/1/40	2,704,132	2,925,758
5.50%, due 12/1/18	170,057	181,443
5.50%, due 9/1/21	219,102	238,268
5.50%, due 9/1/22	140,308	152,277
5.50%, due 9/1/37	1,417,576	1,544,979
5.50%, due 8/1/38	638,484	695,960
5.50%, due 12/1/38	1,574,466	1,716,013
6.00%, due 7/1/21	610,078	667,867
6.00%, due 8/1/36	677,941	752,651
6.00%, due 9/1/37	738,851	814,642
6.00%, due 5/1/40	1,559,361	1,734,494
6.50%, due 7/1/17	30,214	30,353
6.50%, due 11/1/35	69,423	77,328
6.50%, due 8/1/37	125,886	139,887
6.50%, due 11/1/37	232,745	258,873
6.50%, due 9/1/39	494,650	549,925
7.00%, due 1/1/33	589,586	667,015
7.00%, due 9/1/33	195,247	221,736

		86,198,684

♦Federal National Mortgage Association 3.7%
0.625%, due 8/26/16	8,500,000	8,485,924
0.70%, due 9/6/16	2,000,000	1,994,532
1.00%, due 12/28/17	1,500,000	1,465,667
1.00%, due 2/15/18	2,700,000	2,625,334
1.25%, due 1/30/17	5,000,000	5,060,165
1.375%, due 11/15/16	6,000,000	6,100,680
1.625%, due 11/27/18	8,300,000	8,230,761
2.75%, due 3/13/14	4,600,000	4,623,754

		38,586,817

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 13.3%
2.249%, due 6/1/42 (a)	1,264,021	1,301,411
2.50%, due 9/1/27 TBA (g)	1,800,000	1,781,437
2.50%, due 2/1/28	3,931,815	3,895,799
2.50%, due 5/1/28	4,626,040	4,583,665
2.50%, due 9/1/28	980,216	971,238
2.50%, due 5/1/43	900,000	815,510
2.719%, due 1/1/42 (a)	2,793,559	2,922,551
3.00%, due 4/1/27 TBA (g)	4,800,000	4,898,437
3.00%, due 7/1/43	5,847,324	5,557,920
3.00%, due 8/1/43	15,908,604	15,120,980
3.50%, due 10/1/20	1,407,078	1,478,905
3.50%, due 4/1/26 TBA (g)	3,600,000	3,764,672
3.50%, due 2/1/32	942,935	960,151

M-40	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 4/1/32	$1,281,865	$1,317,459
3.50%, due 11/1/40	530,937	528,050
3.50%, due 3/1/42	499,999	497,210
3.50%, due 9/1/42	600,000	596,638
3.50%, due 10/1/43	13,500,002	13,424,563
3.50%, due 12/1/43	300,000	298,325
3.50%, due 1/1/44	5,700,000	5,668,184
4.00%, due 8/1/18	746,941	791,551
4.00%, due 10/1/20	242	257
4.00%, due 3/1/22	168,658	180,497
4.00%, due 4/1/24	1,442,294	1,529,467
4.00%, due 12/1/24	121,852	129,230
4.00%, due 12/1/25	2,584,131	2,739,575
4.00%, due 4/1/31	850,689	888,715
4.00%, due 12/1/39	267,835	276,079
4.00%, due 7/1/40	1,340,165	1,379,747
4.00%, due 6/1/41 TBA (g)	5,900,000	6,073,312
4.00%, due 11/1/41	2,811,083	2,895,911
4.00%, due 3/1/42	1,773,284	1,826,537
4.00%, due 5/1/42	2,907,009	2,994,588
4.50%, due 5/1/24	808,580	862,099
4.50%, due 7/1/26	1,129,138	1,202,281
4.50%, due 4/1/31	806,459	866,805
4.50%, due 11/1/35	571,462	606,574
4.50%, due 10/1/39 TBA (g)	3,350,000	3,549,560
4.50%, due 4/1/41	1,472,383	1,560,819
4.50%, due 5/1/41	2,116,991	2,250,508
4.50%, due 7/1/41	4,496,152	4,765,336
4.50%, due 9/1/41	1,708,283	1,811,990
5.00%, due 12/1/23	882,658	952,664
5.00%, due 4/1/29	145,579	158,714
5.00%, due 4/1/31	635,601	693,141
5.00%, due 3/1/34	1,063,649	1,173,083
5.00%, due 4/1/34	1,342,610	1,482,164
5.00%, due 4/1/35	618,003	671,129
5.00%, due 2/1/36	591,647	642,121
5.00%, due 3/1/37 TBA (g)	400,000	434,406
5.00%, due 5/1/37	1,264	1,371
5.00%, due 6/1/37	714,518	774,411
5.00%, due 2/1/38	2,079,483	2,253,791
5.00%, due 5/1/38	1,319,507	1,430,113
5.00%, due 7/1/38	647,526	708,001
5.00%, due 10/1/39	565,546	620,625
5.50%, due 5/1/16	5,478	5,816
5.50%, due 1/1/21	7,095	7,746
5.50%, due 12/1/21	19,239	21,100
5.50%, due 1/1/22	90,629	99,423
5.50%, due 2/1/22	4,480	4,915
5.50%, due 10/1/28	1,422,927	1,566,880

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 4/1/34	$346,312	$381,510
5.50%, due 7/1/35	58,471	64,306
5.50%, due 2/1/37	1,974,337	2,168,645
5.50%, due 8/1/37	347,192	381,457
5.50%, due 2/1/38	262,952	288,810
5.50%, due 3/1/38	1,213,935	1,332,464
5.50%, due 6/1/38	900,000	988,618
5.50%, due 7/1/38	249,683	274,063
5.50%, due 1/1/39	1,846,590	2,028,997
5.50%, due 2/1/39	725,105	796,929
5.50%, due 11/1/39	361,151	396,431
5.50%, due 6/1/40	267,413	293,716
6.00%, due 3/1/36	135,824	150,805
6.00%, due 11/1/37	367,548	406,598
6.00%, due 10/1/38	1,665,986	1,844,175
6.00%, due 12/1/38	1,168,659	1,292,823
6.00%, due 4/1/40	560,846	622,246
6.00%, due 10/1/40	900,000	996,673
6.50%, due 10/1/36	160,231	180,718
6.50%, due 1/1/37	332,260	369,004
6.50%, due 8/1/37	33,322	36,999
6.50%, due 10/1/37	260,063	288,760
7.00%, due 9/1/37	107,081	121,418
7.00%, due 10/1/37	3,102	3,504
7.00%, due 11/1/37	12,257	14,303
7.50%, due 7/1/28	43,470	49,139

		139,039,268

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 7.3%
3.00%, due 11/1/42 TBA (g)	300,000	289,852
3.00%, due 7/15/43	1,090,542	1,055,519
3.00%, due 7/20/43	498,015	482,020
3.00%, due 8/15/43	1,989,370	1,924,998
3.00%, due 8/20/43	10,789,459	10,442,117
3.00%, due 9/15/43	497,310	481,218
3.50%, due 7/1/42 TBA (g)	900,000	907,910
3.50%, due 4/15/43	8,890,559	8,989,377
3.50%, due 8/20/43	4,181,151	4,224,716
3.50%, due 11/20/43	4,291,741	4,339,305
4.00%, due 8/1/40 TBA (g)	1,500,000	1,558,652
4.00%, due 11/1/41 TBA (g)	1,000,000	1,039,727
4.00%, due 1/20/42	3,436,694	3,578,040
4.00%, due 2/20/42	1,397,458	1,454,908
4.00%, due 8/20/43	3,951,234	4,132,348
4.00%, due 10/20/43	1,293,834	1,348,311
4.50%, due 6/15/39	3,545,340	3,787,634
4.50%, due 5/15/40	453,820	489,260
4.50%, due 6/1/40 TBA (g)	400,000	427,656
4.50%, due 6/15/40	696,501	744,690
4.50%, due 6/20/40	1,662,331	1,779,975

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-41

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 9/15/40	$4,101,486	$4,422,222
4.50%, due 3/15/41	271,898	291,730
4.50%, due 3/20/41	634,425	681,097
4.50%, due 4/20/41	518,704	555,412
4.50%, due 9/20/41	930,397	996,303
4.50%, due 12/20/41	166,696	178,337
4.50%, due 4/20/42	354,613	380,336
5.00%, due 1/15/39	129,993	141,084
5.00%, due 3/15/39	60,669	65,796
5.00%, due 4/1/39 TBA (g)	300,000	325,066
5.00%, due 8/15/39	163,309	177,128
5.00%, due 9/15/39	1,308,853	1,420,824
5.00%, due 6/15/40	1,115,117	1,212,920
5.00%, due 7/15/40	871,313	948,079
5.00%, due 9/20/40	4,094,359	4,484,023
5.00%, due 10/20/41	277,339	301,635
5.50%, due 1/20/35	13,133	14,604
5.50%, due 7/15/35	181,555	200,864
5.50%, due 8/15/35	140,054	155,584
5.50%, due 5/15/36	156,859	173,265
5.50%, due 6/15/38	185,921	204,617
5.50%, due 1/15/39	290,978	319,996
5.50%, due 3/20/39	1,105,878	1,219,011
5.50%, due 7/15/39	284,310	312,782
5.50%, due 12/15/39	98,627	108,503
5.50%, due 2/15/40	551,520	606,480
6.00%, due 1/15/36	192,681	214,253
6.00%, due 11/15/37	96,799	107,622
6.00%, due 12/15/37	810,009	901,327
6.00%, due 9/15/38	625,069	695,707
6.00%, due 10/15/38	234,632	261,122
6.50%, due 1/15/36	319,584	356,784
6.50%, due 3/15/36	116,524	130,129
6.50%, due 6/15/36	126,864	141,567
6.50%, due 9/15/36	44,944	50,157
6.50%, due 7/15/37	137,832	153,814
7.00%, due 7/15/31	42,438	46,192

		76,434,605

♦United States Treasury Bonds 1.4%
2.75%, due 11/15/42	2,000,000	1,581,250
3.125%, due 11/15/41	1,500,000	1,295,625
3.625%, due 8/15/43	250,000	236,094
3.75%, due 11/15/43	3,000,000	2,899,686
4.25%, due 5/15/39	6,000,000	6,398,436
4.25%, due 11/15/40	1,800,000	1,915,594

		14,326,685

	Principal Amount	Value
♦United States Treasury Notes 11.2%
0.25%, due 12/31/15	$17,000,000	$16,954,848
0.625%, due 11/15/16	10,150,000	10,119,073
0.625%, due 12/15/16	33,600,000	33,463,517
1.25%, due 10/31/18	7,975,000	7,818,618
1.25%, due 11/30/18	25,350,000	24,807,358
1.50%, due 12/31/18	10,000,000	9,887,500
1.75%, due 10/31/20	11,200,000	10,745,000
2.00%, due 1/31/16	400,000	413,125
2.75%, due 11/15/23	2,075,000	2,029,933

		116,238,972

Total U.S. Government & Federal Agencies (Cost $489,174,375)		487,657,029

Total Long-Term Bonds (Cost $1,029,982,301)		1,028,953,648

Short-Term Investments 5.3%
Federal Agency 0.5%
Federal Home Loan Bank Discount Note 0.035%, due 1/13/14 (h)	5,300,000	5,299,938

Total Federal Agency (Cost $5,299,938)		5,299,938

Financial Company Commercial Paper 1.0%
John Deere Credit, Inc. 0.071%, due 1/6/14 (b)(h)	5,000,000	4,999,951
PACCAR Financial Corp. 0.051%, due 1/8/14 (h)	5,175,000	5,174,950

Total Financial Company Commercial Paper (Cost $10,174,901)		10,174,901

Other Commercial Paper 3.5%
Oglethorpe Power Corp. 0.162%, due 1/6/14 (b)(h)	5,000,000	4,999,889
0.162%, due 1/7/14 (b)(h)	10,000,000	9,999,733
UnitedHealth Group, Inc. 0.16%, due 1/10/14 (b)(h)	10,000,000	9,999,600
Washington Gas Light Co. 0.142%, due 1/9/14 (h)	1,880,000	1,879,942
WGL Holdings, Inc. 0.132%, due 1/8/14 (b)(h)	9,400,000	9,399,762

Total Other Commercial Paper (Cost $36,278,926)		36,278,926

M-42	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investments (continued)
Repurchase Agreement 0.3%
TD Securities (U.S.A.) LLC 0.005%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $3,372,001 (Collateralized by United States Treasury Bonds with rates between 5.25% and 5.375% and maturity dates between 11/15/28 and 2/15/31, with a Principal Amount of $2,772,400 and a Market Value of $3,439,449)	$3,372,000	$3,372,000

Total Repurchase Agreement (Cost $3,372,000)		3,372,000

Total Short-Term Investments (Cost $55,125,765)		55,125,765

Total Investments (Cost $1,085,108,066) (k)	104.1%	1,084,079,413
Other Assets, Less Liabilities	(4.1)	(42,789,221)
Net Assets	100.0%	$1,041,290,192

	Contracts Short	Unrealized Appreciation (Depreciation) (i)
Futures Contracts 0.0%‡
United States Treasury Note March 2014 (10 Year) (j)	(128)	$183,583
Total Futures Contracts (Notional Amount $15,750,000)		$183,583

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect as of December 31, 2013.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown is the rate in effect as of December 31, 2013.

(d)	Subprime mortgage investment or other asset-backed security. The total market value of these securities as of December 31, 2013, is $8,982,520, which represents 0.9% of the Portfolio’s net assets.
(e)	Fair valued security—The total market value of these securities as of December 31, 2013, is $32,694,542, which represents 3.1% of the Portfolio’s net assets.

(f)	Collateral strip rate—A bond whose interest is based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of December 31, 2013.

(g)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of December 31, 2013, is $52,079,687, which represents 5.0% of the Portfolio’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(h)	Interest rate shown represents yield to maturity.

(i)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2013.
(j)	As of December 31, 2013, cash in the amount of $188,800 is on deposit with a broker for futures transactions.

(k)	As of December 31, 2013, cost is $1,085,176,444 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$14,736,611
Gross unrealized depreciation	(15,833,642)

Net unrealized depreciation	$(1,097,031)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-43

Portfolio of Investments December 31, 2013 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities (b)	$—	$61,201,725	$32,694,542	$93,896,267
Corporate Bonds	—	370,751,164	—	370,751,164
Foreign Government Bonds	—	6,971,813	—	6,971,813
Mortgage-Backed Securities	—	60,501,833	—	60,501,833
Municipal Bonds	—	9,175,542	—	9,175,542
U.S. Government & Federal Agencies	—	487,657,029	—	487,657,029

Total Long-Term Bonds	—	996,259,106	32,694,542	1,028,953,648

Short-Term Investments
Federal Agency	—	5,299,938	—	5,299,938
Financial Company Commercial Paper	—	10,174,901	—	10,174,901
Other Commercial Paper	—	36,278,926	—	36,278,926
Repurchase Agreement	—	3,372,000	—	3,372,000

Total Short-Term Investments	—	55,125,765	—	55,125,765

Total Investments in Securities	—	1,051,384,871	32,694,542	1,084,079,413

Other Financial Instruments
Futures Contracts Short (c)	183,583	—	—	183,583

Total Investments in Securities and Other Financial Instruments	$183,583	$1,051,384,871	$32,694,542	$1,084,262,996

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $32,694,542 are held in Other ABS within the Asset-Backed Securities section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2013 (a)
Long-Term Bonds
Asset-Backed Securities
Other ABS	$—	$1,864	$—	$(384,811)	$33,077,489	$—	$—	$—	$32,694,542	$(384,811)

Total	$—	$1,864	$—	$(384,811)	$33,077,489	$—	$—	$—	$32,694,542	$(384,811)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-44	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $1,085,108,066)	$1,084,079,413
Cash collateral on deposit at broker	188,800
Cash	720
Receivables:
Investment securities sold	56,885,440
Interest	5,576,531
Fund shares sold	3,792,833
Variation margin on futures contracts	22,000

Total assets	1,150,545,737

Liabilities
Payables:
Investment securities purchased	108,344,790
Manager (See Note 3)	426,257
Fund shares redeemed	276,226
NYLIFE Distributors (See Note 3)	78,254
Shareholder communication	68,418
Professional fees	41,551
Custodian	15,274
Trustees	1,468
Accrued expenses	3,307

Total liabilities	109,255,545

Net assets	$1,041,290,192

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$74,608
Additional paid-in capital	1,032,144,346

1,032,218,954
Undistributed net investment income	20,760,367
Accumulated net realized gain (loss) on investments and futures transactions	(10,844,059)
Net unrealized appreciation (depreciation) on investments and futures contracts	(845,070)

Net assets	$1,041,290,192

Initial Class
Net assets applicable to outstanding shares	$676,544,362

Shares of beneficial interest outstanding	48,314,481

Net asset value per share outstanding	$14.00

Service Class
Net assets applicable to outstanding shares	$364,745,830

Shares of beneficial interest outstanding	26,293,461

Net asset value per share outstanding	$13.87

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-45

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Interest	$24,559,737

Expenses
Manager (See Note 3)	5,099,684
Distribution and service—Service Class (See Note 3)	1,025,528
Shareholder communication	176,986
Professional fees	95,285
Custodian	85,357
Trustees	22,044
Miscellaneous	31,684

Total expenses	6,536,568

Net investment income (loss)	18,023,169

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	(6,664,845)
Futures transactions	(187,843)

Net realized gain (loss) on investments and futures transactions	(6,852,688)

Net change in unrealized appreciation (depreciation) on:
Investments	(32,165,663)
Futures contracts	183,583

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(31,982,080)

Net realized and unrealized gain (loss) on investments and futures transactions	(38,834,768)

Net increase (decrease) in net assets resulting from operations	$(20,811,599)

M-46	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2013 and December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$18,023,169	$17,166,327
Net realized gain (loss) on investments and futures transactions	(6,852,688)	18,795,348
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(31,982,080)	7,240,680

Net increase (decrease) in net assets resulting from operations	(20,811,599)	43,202,355

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(12,434,419)	(14,699,699)
Service Class	(6,401,990)	(9,360,380)

	(18,836,409)	(24,060,079)

From net realized gain on investments:
Initial Class	(10,475,475)	(20,340,451)
Service Class	(6,250,765)	(14,115,491)

	(16,726,240)	(34,455,942)

Total dividends and distributions to shareholders	(35,562,649)	(58,516,021)

Capital share transactions:
Net proceeds from sale of shares	213,110,696	257,718,188
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	35,562,649	58,516,021
Cost of shares redeemed	(202,519,561)	(153,563,688)

Increase (decrease) in net assets derived from capital share transactions	46,153,784	162,670,521

Net increase (decrease) in net assets	(10,220,464)	147,356,855

Net Assets
Beginning of year	1,051,510,656	904,153,801

End of year	$1,041,290,192	$1,051,510,656

Undistributed net investment income at end of year	$20,760,367	$18,836,342

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-47

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$14.78	$14.97	$14.63	$14.17	$13.82

Net investment income (loss) (a)	0.26	0.28	0.40	0.48	0.56
Net realized and unrealized gain (loss) on investments	(0.54)	0.41	0.66	0.64	0.51

Total from investment operations	(0.28)	0.69	1.06	1.12	1.07

Less dividends and distributions:
From net investment income	(0.27)	(0.37)	(0.49)	(0.47)	(0.67)
From net realized gain on investments	(0.23)	(0.51)	(0.23)	(0.19)	(0.05)

Total dividends and distributions	(0.50)	(0.88)	(0.72)	(0.66)	(0.72)

Net asset value at end of year	$14.00	$14.78	$14.97	$14.63	$14.17

Total investment return	(1.82%)	4.66%	7.24%	7.84%	7.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.82%	1.84%	2.70%	3.26%	3.97%
Net expenses	0.53%	0.53%	0.54%	0.55%	0.55%
Portfolio turnover rate (b)	327%	311%	293%	127%	158%
Net assets at end of year (in 000’s)	$676,544	$608,651	$530,001	$554,818	$515,186

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 170%, 222%, 231%, 97% and 151% for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively.

	Service Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$14.64	$14.85	$14.53	$14.09	$13.75

Net investment income (loss) (a)	0.22	0.24	0.36	0.44	0.52
Net realized and unrealized gain (loss) on investments	(0.52)	0.40	0.65	0.63	0.51

Total from investment operations	(0.30)	0.64	1.01	1.07	1.03

Less dividends and distributions:
From net investment income	(0.24)	(0.34)	(0.46)	(0.44)	(0.64)
From net realized gain on investments	(0.23)	(0.51)	(0.23)	(0.19)	(0.05)

Total dividends and distributions	(0.47)	(0.85)	(0.69)	(0.63)	(0.69)

Net asset value at end of year	$13.87	$14.64	$14.85	$14.53	$14.09

Total investment return	(2.07%)	4.40%	6.98%	7.58%	7.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.55%	1.59%	2.43%	2.99%	3.70%
Net expenses	0.78%	0.78%	0.79%	0.80%	0.80%
Portfolio turnover rate (b)	327%	311%	293%	127%	158%
Net assets at end of year (in 000’s)	$364,746	$442,860	$374,152	$321,271	$222,830

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 170%, 222%, 231%, 97% and 151%, for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively.

M-48	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Cash Management Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns for the Year Ended December 31, 2013

Class	One Year	Five Years	Ten Years[2]	Gross Expense Ratio[3]
Initial Class Shares	0.02%	0.02%	1.53%	0.47%

7-Day Current Yield: 0.01%[4]

Benchmark Performance	One Year	Five Years	Ten Years
Average Lipper Variable Products Money Market Portfolio[5]	–0.03%	0.02%	1.51%

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.

Performance for the ten-year period ended December 31, 2013 reflects nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total return would have been 1.51% for Initial Class shares for the ten-year period.

3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	As of December 31, 2013, MainStay VP Cash Management Portfolio had an effective 7-day yield of 0.01% and a 7-day current yield of 0.01%. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been –0.37% and the 7-day current yield would have been –0.37%. The current yield is more reflective of the Portfolio’s earnings than the total return.
5.	The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper universe which may include portfolios that do not maintain a stable net asset value of $1.00 per share. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-49

Cost in Dollars of a $1,000 Investment in MainStay VP Cash Management Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,000.00	$0.60	$1,024.60	$0.61

1.	Expenses are equal to the Portfolio’s net annualized expense ratio of 0.12% multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-50	MainStay VP Cash Management Portfolio

Portfolio Composition as of December 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-54 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

mainstayinvestments.com	M-51

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Thomas J. Girard and David E. Clement, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Cash Management Portfolio perform relative to its peers during the 12 months ended December 31, 2013?

As of December 31, 2013, MainStay VP Cash Management Portfolio Initial Class shares provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the 12 months ended December 31, 2013, Initial Class shares of MainStay VP Cash Management Portfolio returned 0.02%. The Portfolio outperformed the –0.03% return of the average Lipper2 Variable Products Money Market Portfolio for the 12 months ended December 31, 2013. Performance figures for the Portfolio reflect certain fee waivers and/or expense limitations, without which total returns may have been different.

What were the most significant factors and risks that influenced the markets in which the Portfolio invested during the 12 months ended December 31, 2013?

In June 2013, the Securities and Exchange Commission released its proposed money market fund reform, which focused on two principal alternatives that could be adopted alone or in combination. The first alternative would require a floating net asset value (“NAV”) for prime institutional money market funds. The second would require liquidity fees and allow redemption gates in times of stress. Liquidity and diversification measures were also proposed. The proposals had no immediate effect on the Portfolio but did add a degree of uncertainty in the market regarding how the proposals might affect the popularity of money market funds and what changes they might create in liquidity management.

Concerns that the Federal Reserve would begin tapering its bond purchases (widely known as quantitative easing) caused volatility in the longer-maturity markets but had minimal impact on the money markets. In October 2013, a shutdown of the U.S. government caused massive volatility in short-maturity instruments, particularly among U.S. Treasury securities.

What was the Portfolio’s duration3 strategy during the reporting period?

During 2013, the Portfolio had a target duration of 45 to 55 days. The weighted average maturity was shortened in order to participate in the primary asset-backed securities market and was lengthened after investments in these securities were made. The U.S. Treasury coupon market (which offers 13 month maturities) also added to the Portfolio’s duration.

When the Federal Reserve put tapering on hold in September, the likelihood of higher short-term rates seemed diminished, which allowed the Portfolio’s weighted average maturity to drift depending on the supply of attractive longer-maturity securities. (The yield curve,4 though flatter, remained upward-sloping during the reporting period.) In December, however, the Federal Open Market Committee announced that it would begin tapering in January 2014.

What specific factors, risks, or market forces prompted significant decisions for the Portfolio during the reporting period?

With the Federal Reserve likely to remain accommodative during the reporting period, the Portfolio continued to look to longer maturities (U.S. Treasury coupons and asset-backed securities) for yield advantages. An upward-sloping yield curve during the reporting period added to the attractiveness of longer-dated maturities. The U.S. government shutdown caused increased volatility for shorter-maturity instruments toward the end of the reporting period. As supply decreased and spreads5 tightened, the investment environment became increasingly challenging.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

From a value perspective, not much changed from last year. Asset-backed securities and floating-rate corporate bonds continued to offer relative value and remained the Portfolio’s strongest contributors to

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

M-52	MainStay VP Cash Management Portfolio

performance. (Contributions take weightings and total returns into account.) As supply in other sectors (industrial commercial paper and repurchase agreements) declined, however, these sectors saw spreads tighten during the reporting period.

Industrial commercial paper traded at very tight spreads to U.S. Treasury bills for much of the reporting period and detracted from the Portfolio’s performance. Declining supply for repurchase agreements caused yields to rally in this sector as well, which detracted further from the performance of the Portfolio.

Did the Portfolio make any significant purchases or sales during the reporting period?

Significant purchases during the reporting period included National Rural Utilities Cooperative Finance

Floating Rate Notes due 2/18/14; E.I. du Pont de Nemours Floating Rate Notes due 3/25/14; an ARI Fleet Lease Trust 2013-A A1 ABS Note due 4/15/14; and a CarMax Auto Owner Trust 2013-4 A1 ABS Note due 11/17/14.

Because the Portfolio typically holds securities until their maturity, there were no significant sales during the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

During 2013, the Portfolio increased its exposure to U.S. government agency securities and decreased its exposure to repurchase agreements.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-53

Portfolio of Investments December 31, 2013

	Principal Amount	Amortized Cost
Short-Term Investments 100.0%†
Certificates of Deposit 5.5%
Royal Bank of Canada 0.167%, due 3/13/14 (a)	$6,065,000	$6,065,000
0.247%, due 4/15/14 (a)	6,075,000	6,075,000
0.31%, due 1/30/14 (a)	6,225,000	6,225,000
Toronto-Dominion Bank (The) 0.217%, due 9/2/14 (a)	6,020,000	6,020,000
0.225%, due 11/18/14 (a)	6,185,000	6,185,000
Wells Fargo Bank NA 0.197%, due 6/16/14 (a)	6,210,000	6,210,000
0.218%, due 3/7/14 (a)	6,000,000	6,000,000

		42,780,000

Financial Company Commercial Paper 18.7%
Bank of Nova Scotia 0.09%, due 3/3/14 (b)	10,000,000	9,998,475
0.155%, due 3/13/14 (b)	10,000,000	9,996,943
CPPIB Capital, Inc. 0.13%, due 2/4/14 (b)(c)	15,460,000	15,458,102
John Deere Bank SA 0.08%, due 1/21/14 (b)(c)	7,000,000	6,999,689
0.10%, due 1/16/14 (b)(c)	7,000,000	6,999,708
JPMorgan Chase & Co. 0.326%, due 1/16/14 (b)	6,200,000	6,200,000
Massachusetts Mutual Life Insurance Co. 0.14%, due 1/8/14 (b)(c)	15,500,000	15,499,578
National Australia Funding Delaware, Inc. 0.14%, due 3/26/14 (b)(c)	15,000,000	14,995,100
National Rural Utilities Cooperative Finance Corp. 0.09%, due 1/15/14 (b)	3,100,000	3,099,892
0.10%, due 1/23/14 (b)	4,000,000	3,999,756
0.10%, due 1/24/14 (b)	6,165,000	6,164,606
Nationwide Life Insurance Co. 0.12%, due 1/27/14 (b)(c)	4,000,000	3,999,653
0.15%, due 1/22/14 (b)(c)	6,160,000	6,159,461
0.16%, due 1/3/14 (b)(c)	9,315,000	9,314,917
PACCAR Financial Corp. 0.08%, due 1/2/14 (b)	2,355,000	2,354,995
U.S. Bank NA 0.13%, due 1/7/14 (b)	15,470,000	15,470,000
Westpac Banking Corp. 0.14%, due 3/26/14 (b)(c)	10,000,000	9,996,733

		146,707,608

Government Agency Debt 8.5%
Farmer Mac (zero coupon), due 1/10/14	4,000,000	3,999,950
0.13%, due 6/6/14	8,000,000	7,995,493

	Principal Amount	Amortized Cost
Government Agency Debt (continued)
Federal Home Loan Bank 0.06%, due 1/10/14	$4,700,000	$4,699,930
0.06%, due 1/24/14	6,540,000	6,539,749
0.075%, due 3/28/14	10,000,000	9,998,208
Federal Home Loan Mortgage Corp. 0.085%, due 2/10/14	7,500,000	7,499,292
Federal National Mortgage Association 0.06%, due 1/22/14	6,600,000	6,599,769
0.07%, due 2/3/14	3,899,000	3,898,750
Tennessee Valley Authority (zero coupon), due 1/2/14	620,000	620,000
0.02%, due 2/6/14	8,700,000	8,699,826
0.025%, due 2/6/14	6,000,000	5,999,850

		66,550,817

Other Commercial Paper 42.0%
Air Products & Chemicals, Inc. 0.06%, due 1/24/14 (b)(c)	3,705,000	3,704,858
0.08%, due 1/9/14 (b)(c)	10,000,000	9,999,822
0.12%, due 2/12/14 (b)(c)	6,160,000	6,159,138
Baker Hughes, Inc. 0.07%, due 1/6/14 (b)(c)	15,475,000	15,474,849
Brown-Forman Corp. 0.11%, due 1/10/14 (b)(c)	12,370,000	12,369,660
0.11%, due 1/17/14 (b)(c)	5,500,000	5,499,731
Coca-Cola Co. (The) 0.10%, due 3/4/14 (b)(c)	3,100,000	3,099,466
0.11%, due 3/20/14 (b)(c)	9,315,000	9,312,780
ConocoPhillips Qatar Funding Ltd. 0.14%, due 2/18/14 (b)(c)	9,315,000	9,313,261
Emerson Electric Co. 0.09%, due 3/20/14 (b)(c)	9,265,000	9,263,193
0.10%, due 2/26/14 (b)(c)	9,280,000	9,278,556
Exxon Mobil Corp. 0.07%, due 1/6/14 (b)	6,165,000	6,164,940
Google, Inc. 0.10%, due 2/20/14 (b)(c)	13,000,000	12,998,194
Honeywell International, Inc. 0.10%, due 2/19/14 (b)(c)	6,000,000	5,999,183
Illinois Tool Works, Inc. 0.08%, due 1/14/14 (b)(c)	1,860,000	1,859,946
0.08%, due 1/15/14 (b)(c)	8,060,000	8,059,749
0.10%, due 2/3/14 (b)(c)	2,470,000	2,469,774
International Business Machines Corp. 0.05%, due 1/17/14 (b)(c)	9,310,000	9,309,793
0.06%, due 1/16/14 (b)(c)	8,010,000	8,009,800
Merck & Co., Inc. 0.07%, due 2/13/14 (b)(c)	9,310,000	9,309,222

†	Percentages indicated are based on Portfolio net assets.

M-54	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Amortized Cost
Short-Term Investments (continued)
Other Commercial Paper (continued)
Microsoft Corp. 0.08%, due 2/12/14 (b)(c)	$9,925,000	$9,924,074
NetJets, Inc. 0.05%, due 1/3/14 (b)(c)	20,000,000	19,999,944
NSTAR Electric Co. 0.07%, due 1/2/14 (b)	2,117,000	2,116,996
PepsiCo, Inc. 0.06%, due 2/3/14 (b)(c)	6,175,000	6,174,660
Procter & Gamble Co. (The) 0.08%, due 3/5/14 (b)(c)	6,185,000	6,184,134
Province of British Columbia 0.09%, due 3/24/14 (b)	1,155,000	1,154,763
Province of Ontario Canada 0.07%, due 1/2/14 (b)	9,895,000	9,894,981
0.09%, due 1/31/14 (b)	1,520,000	1,519,886
0.09%, due 2/3/14 (b)	9,265,000	9,264,236
Province of Quebec Canada 0.09%, due 1/13/14 (b)(c)	10,000,000	9,999,700
0.09%, due 1/21/14 (b)(c)	3,085,000	3,084,846
0.10%, due 1/24/14 (b)(c)	1,850,000	1,849,882
0.10%, due 1/29/14 (b)(c)	1,739,000	1,738,865
Sigma-Aldrich Corp. 0.05%, due 1/3/14 (b)(c)	3,705,000	3,704,990
Southern Co. (The) 0.14%, due 1/27/14 (b)(c)	9,270,000	9,269,063
Southern Co. Funding Corp. 0.18%, due 1/9/14 (b)(c)	9,235,000	9,234,631
St. Jude Medical, Inc. 0.20%, due 3/28/14 (b)(c)	12,335,000	12,329,107
UnitedHealth Group, Inc. 0.16%, due 1/10/14 (b)(c)	6,195,000	6,194,752
0.17%, due 1/2/14 (b)(c)	12,710,000	12,709,940
Walt Disney Co. (The) 0.06%, due 2/27/14 (b)(c)	7,095,000	7,094,326
0.12%, due 4/8/14 (b)(c)	6,175,000	6,173,003
Washington Gas Light Co. 0.10%, due 1/17/14 (b)	4,330,000	4,329,808
0.10%, due 1/21/14 (b)	6,170,000	6,169,657
WGL Holdings, Inc. 0.15%, due 1/15/14 (b)(c)	6,210,000	6,209,638
0.16%, due 1/24/14 (b)(c)	5,695,000	5,694,418

		329,676,215

Other Notes 7.3%
American Honda Finance Corp. 0.242%, due 12/5/14 (a)	6,185,000	6,185,000
ARI Fleet Lease Trust Series 2013-A, Class A1 0.26%, due 4/15/14 (c)	777,099	777,099

	Principal Amount	Amortized Cost
Other Notes (continued)
CarMax Auto Owner Trust Series 2013-4 A1 0.24%, due 11/17/14	$2,550,652	$2,550,652
CCG Receivables Trust Series 2013-1, Class A1 0.37%, due 4/14/14 (c)	344,146	344,146
Coca-Cola Co. (The) 0.193%, due 3/14/14 (a)	6,195,000	6,195,230
E.I. du Pont de Nemours & Co. 0.666%, due 3/25/14 (a)	5,945,000	5,951,413
Enterprise Fleet Financing LLC Series 2013-1, Class A1 0.26%, due 3/20/14 (c)	327,228	327,228
Series 2013-2, Class A1 0.29%, due 8/20/14 (c)	1,865,292	1,865,292
Ford Credit Auto Owner Trust Series 2013-D, Class A1 0.24%, due 12/15/14 (c)	1,461,948	1,461,948
Honda Auto Receivables Owner Trust Series 2013-4, Class A1 0.24%, due 11/18/14	2,892,427	2,892,427
Hyundai Auto Receivables Trust Series 2013-B, Class A1 0.25%, due 7/15/14	1,337,936	1,337,936
John Deere Owner Trust Series 2013-B, Class A1 0.25%, due 9/26/14	2,192,224	2,192,224
M&T Bank Auto Receivables Trust Series 2013-1A, Class A1 0.25%, due 9/15/14 (c)	1,760,429	1,760,429
Mercedes-Benz Auto Lease Trust Series 2013-B, Class A1 0.26%, due 12/15/14	1,211,371	1,211,371
Series 2013-A, Class A1 0.27%, due 5/15/14	356,927	356,927
MetLife Institutional Funding II 0.314%, due 1/10/14 (a)(c)	6,250,000	6,250,000
MMAF Equipment Finance LLC Series 2013-AA, Class A1 0.28%, due 9/5/14 (c)	2,184,713	2,184,713
National Rural Utilities Cooperative Finance Corp. 0.318%, due 2/18/14 (a)	6,200,000	6,200,000
Nissan Auto Lease Trust Series 2013-A, Class A1 0.23%, due 6/16/14	235,134	235,134
Procter & Gamble Co. (The) 0.139%, due 2/14/14 (a)	6,210,000	6,209,717
Volvo Financial Equipment LLC Series 2013-1A, Class A1 0.26%, due 4/15/14 (c)	368,610	368,610

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-55

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Amortized Cost
Short-Term Investments (continued)
Other Notes (continued)
World Omni Auto Receivables Trust Series 2013-A, Class A1 0.23%, due 6/16/14	$460,881	$460,881

		57,318,377

Treasury Debt 12.5%
United States Treasury Bills (zero coupon), due 2/13/14 (b)	3,000,000	2,999,964
0.013%, due 1/16/14 (b)	21,550,000	21,549,888
United States Treasury Notes 0.125%, due 7/31/14	6,000,000	5,999,277
0.125%, due 12/31/14	6,205,000	6,202,926
0.25%, due 1/31/14	6,210,000	6,210,333
0.25%, due 2/28/14	6,205,000	6,205,685
0.25%, due 3/31/14	6,160,000	6,161,783
0.25%, due 4/30/14	6,135,000	6,137,015
0.25%, due 5/31/14	6,165,000	6,167,367
0.25%, due 8/31/14	6,225,000	6,228,690
0.25%, due 9/30/14	6,155,000	6,159,956
0.25%, due 10/31/14	6,105,000	6,111,198
0.25%, due 11/30/14	6,170,000	6,176,024
2.625%, due 6/30/14	6,000,000	6,073,458

		98,383,564

Treasury Repurchase Agreements 5.5%
Bank of America N.A. 0.005%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $18,000,005 (Collateralized by United States Treasury Notes/Bonds with rates between 0.00% and 1.25% and maturity dates between 7/15/20 and 8/15/25, with a Principal Amount of $19,256,471 and a Market Value of $18,360,000)	18,000,000	18,000,000
Deutsche Bank Securities, Inc. 0.02%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $15,285,017 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 5/15/23, with a Principal Amount of $17,211,900 and a Market Value of $15,590,776)	15,285,000	15,285,000

	Principal Amount	Amortized Cost
Treasury Repurchase Agreements (continued)
TD Securities (U.S.A.) LLC 0.005%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $10,000,003 (Collateralized by a United States Treasury Bond with a rate of 5.375% and a maturity date of 2/15/31, with a Principal Amount of $8,153,900 and a Market Value of $10,200,009)	$10,000,000	$10,000,000

		43,285,000

Total Short-Term Investments (Amortized Cost $784,701,581) (d)	100.0%	784,701,581
Other Assets, Less Liabilities	0.0 ‡	140,674
Net Assets	100.0%	$784,842,255

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect as of December 31, 2013.

(b)	Interest rate shown represents yield to maturity.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

M-56	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Certificates of Deposit	$—	$42,780,000	$—	$42,780,000
Financial Company Commercial Paper	—	146,707,608	—	146,707,608
Government Agency Debt	—	66,550,817	—	66,550,817
Other Commercial Paper	—	329,676,215	—	329,676,215
Other Notes	—	57,318,377	—	57,318,377
Treasury Debt	—	98,383,564	—	98,383,564
Treasury Repurchase Agreements	—	43,285,000	—	43,285,000

Total Investments in Securities	$—	$784,701,581	$—	$784,701,581

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-57

Portfolio of Investments December 31, 2013 (continued)

The table below sets forth the diversification of MainStay VP Cash Management Portfolio investments by industry.

Industry Diversification (Unaudited)

	Amortized Cost	Percent†
Automobile ABS	$15,237,324	1.9%
Banks	109,437,251	13.9
Beverages	42,651,527	5.4
Chemicals	29,520,221	3.8
Computers	17,319,593	2.2
Cosmetics & Personal Care	12,393,851	1.6
Electric	20,620,690	2.6
Electrical Components & Equipment	18,541,749	2.4
Electronics	5,999,183	0.8
Finance—Auto Loans	8,539,995	1.1
Finance—Investment Fund	15,458,102	2.0
Finance—Other Services	19,464,254	2.5
Gas	22,403,521	2.8
Health Care—Products	12,329,107	1.6
Health Care—Services	18,904,692	2.4
Insurance	41,223,609	5.2
Internet	12,998,194	1.7
Machinery—Diversified	13,999,397	1.8
Media	13,267,329	1.7
Miscellaneous—Manufacturing	12,389,469	1.6
Oil & Gas	15,478,201	2.0
Oil & Gas Services	15,474,849	2.0
Pharmaceuticals	9,309,222	1.2
Regional (State & Province)	38,507,159	4.9
Repurchase Agreements	43,285,000	5.5
Software	9,924,074	1.3
Sovereign	164,934,381	21.0
Student Loans	5,089,693	0.6
Transportation	19,999,944	2.5

	784,701,581	100.0
Other Assets, Less Liabilities	140,674	0.0 ‡

Net Assets	$784,842,255	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

M-58	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (amortized cost $784,701,581)	$784,701,581
Cash	222
Receivables:
Fund shares sold	1,510,863
Interest	62,554

Total assets	786,275,220

Liabilities
Payables:
Fund shares redeemed	1,303,476
Shareholder communication	51,819
Manager (See Note 3)	37,265
Professional fees	31,508
Custodian	5,007
Trustees	682
Accrued expenses	3,208

Total liabilities	1,432,965

Net assets	$784,842,255

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$784,781
Additional paid-in capital	784,057,338

784,842,119
Undistributed net investment income	84
Accumulated net realized gain (loss) on investments	52

Net assets applicable to outstanding shares	$784,842,255

Shares of beneficial interest outstanding	784,781,437

Net asset value per share outstanding	$1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-59

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Interest	$1,062,008

Expenses
Manager (See Note 3)	3,058,958
Shareholder communication	122,972
Professional fees	67,266
Custodian	26,484
Trustees	14,820
Miscellaneous	19,661

Total expenses before waiver/reimbursement	3,310,161
Expense waiver/reimbursement from Manager (See Note 3)	(2,318,351)

Net expenses	991,810

Net investment income (loss)	70,198

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	52

Net increase (decrease) in net assets resulting from operations	$70,250

M-60	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2013 and December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$70,198	$74,363
Net realized gain (loss) on investments	52	112

Net increase (decrease) in net assets resulting from operations	70,250	74,475

Dividends to shareholders:
From net investment income	(70,226)	(74,363)

Capital share transactions:
Net proceeds from sale of shares	706,607,301	608,218,552
Net asset value of shares issued to shareholders in reinvestment of dividends	70,226	74,363
Cost of shares redeemed	(650,541,552)	(768,841,980)

Increase (decrease) in net assets derived from capital share transactions	56,135,975	(160,549,065)

Net increase (decrease) in net assets	56,135,999	(160,548,953)

Net Assets
Beginning of year	728,706,256	889,255,209

End of year	$784,842,255	$728,706,256

Undistributed net investment income at end of year	$84	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-61

Financial Highlights selected per share data and ratios

	Year ended December 31,
	2013		2012		2011		2010		2009
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.02%		0.01%		0.01%		0.01%		0.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.01%		0.01%		0.05%
Net expenses	0.14%		0.18%		0.15%		0.25%		0.41%
Expenses (before waiver/reimbursement)	0.47%		0.47%		0.47%		0.50%		0.51%
Net assets at end of year (in 000’s)	$784,842		$728,706		$889,255		$671,210		$765,118

‡	Less than one cent per share.

M-62	MainStay VP Cash Management Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Common Stock Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2013

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	35.66%	17.26%	7.51%	0.59%
Service Class Shares	35.32	16.96	7.23	0.84

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[3]	32.39%	17.94%	7.41%
Russell 1000® Index[3]	33.11	18.59	7.78
Average Lipper Variable Products Large-Cap Core Portfolio[4]	32.42	17.10	6.96

1.	Performance figures shown for the ten-year period ended December 31, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.49% for Initial Class shares and 7.22% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-63

Cost in Dollars of a $1,000 Investment in MainStay VP Common Stock Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,175.30	$3.18	$1,022.30	$2.96

Service Class Shares	$1,000.00	$1,173.80	$4.55	$1,021.00	$4.23

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.58% for Initial Class and 0.83% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-64	MainStay VP Common Stock Portfolio

Industry Composition as of December 31, 2013 (Unaudited)

Oil, Gas & Consumable Fuels	7.4%
Pharmaceuticals	6.3
Computers & Peripherals	5.9
Diversified Financial Services	5.5
Insurance	4.7
Media	4.5
Specialty Retail	3.9
Health Care Providers & Services	3.8
Software	3.6
Food & Staples Retailing	3.3
IT Services	3.3
Diversified Telecommunication Services	3.1
Internet Software & Services	2.7
Semiconductors & Semiconductor Equipment	2.6
Energy Equipment & Services	2.4
Tobacco	2.2
Biotechnology	2.1
Beverages	1.9
Machinery	1.8
Chemicals	1.7
Food Products	1.7
Industrial Conglomerates	1.6
Hotels, Restaurants & Leisure	1.5
Aerospace & Defense	1.4
Commercial Banks	1.4
Household Products	1.4
Airlines	1.3
Air Freight & Logistics	1.2
Capital Markets	1.2

Internet & Catalog Retail	1.2%
Communications Equipment	1.1
Consumer Finance	1.0
Exchange-Traded Fund	1.0
Textiles, Apparel & Luxury Goods	1.0
Diversified Consumer Services	0.9
Health Care Equipment & Supplies	0.9
Professional Services	0.9
Multiline Retail	0.8
Commercial Services & Supplies	0.7
Electronic Equipment & Instruments	0.7
Auto Components	0.5
Electric Utilities	0.5
Independent Power Producers & Energy Traders	0.5
Office Electronics	0.5
Trading Companies & Distributors	0.5
Metals & Mining	0.4
Road & Rail	0.4
Electrical Equipment	0.3
Containers & Packaging	0.2
Real Estate Management & Development	0.2
Building Products	0.1
Household Durables	0.1
Real Estate Investment Trusts	0.1
Short-Term Investment	0.0 ‡
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page M-68 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2013 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Exxon Mobil Corp.

3.	Microsoft Corp.

4.	Johnson & Johnson

5.	Chevron Corp.
6.	JPMorgan Chase & Co.

7.	Berkshire Hathaway, Inc. Class B

8.	Pfizer, Inc.

9.	International Business Machines Corp.

10.	Google, Inc. Class A

mainstayinvestments.com	M-65

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Andrew Ver Planck, CFA, of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP Common Stock Portfolio perform relative to its benchmark and peers during 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP Common Stock Portfolio returned 35.66% for Initial Class shares and 35.32% for Service Class shares. Over the same period, both share classes outperformed the 32.39% return of the S&P 500® Index1 and the 33.11% return of the Russell 1000® Index.1 The S&P 500® Index is the Portfolio’s broad-based securities-market index, and the Russell 1000® Index is a secondary benchmark of the Portfolio. Both share classes outperformed the 32.42% return of the average Lipper1 Variable Products Large-Cap Core Portfolio for the 12 months ended December 31, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

Quantitative factors, such as valuation and momentum, generally worked well in 2013, which translated into solid relative returns for many domestic quantitative strategies. The Portfolio recorded its best annual relative performance since inception, helped by the strength of the underlying stock-selection model. The model’s performance was robust in that our suites of valuation and momentum factors both worked well. The model was particularly effective in selecting top performers relative to the S&P 500® Index, which is important for long-only strategies. Share-issuance/repurchase, sales-multiple and credit-spread factors also worked well, while earnings momentum and sentiment factor were less effective.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest positive sector contributions to the Portfolio’s relative performance came from health care, information technology and financials. (Contributions take weightings and total returns into account.) In each of these sectors, the main driver was stock selection. The sectors that detracted the most from the Portfolio’s relative performance were consumer discretionary and energy. Unfavorable stock selection was the primary reason in both sectors. Telecommunication services was another weak contributor to relative performance, even though the sector provided a positive return. An overweight

position in the sector detracted, but positive stock selection more than offset the allocation effect.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The strongest positive contributors to the Portfolio’s absolute performance were Internet software & services company Google, software company Microsoft and biotechnology company Gilead Sciences. The Portfolio held a large position in Google, as it carries a substantial weight in the benchmark. Additionally, our stock-selection model suggested that the shares had high alpha2 potential. The stock returned an impressive 58.4% in 2013, making it the highest-contributing stock in the Portfolio. Microsoft is also heavily weighted in the S&P 500® Index. The Portfolio held a large position in Microsoft because of its weight in the Index and the return potential we perceived in the stock. The shares appreciated 44.3% in 2013. Gilead Sciences, the largest biotechnology company in the S&P 500® Index, appreciated more than 100% in 2013.

The Portfolio held large positions in independent oil exploration and production company Anadarko Petroleum and specialty retailers Abercrombie & Fitch and American Eagle Outfitters, which were the weakest contributors to absolute performance. Anadarko Petroleum was held in the Portfolio to manage risk by avoiding an excessively underweight position among oil exploration companies. The share price of Anadarko was hurt when a judge ruled that the company’s Kerr-McGee unit would be held liable for the spin-off and subsequent bankruptcy of Tronox. Abercrombie & Fitch and American Eagle Outfitters struggled to meet earnings expectations, as they tried to compete in the crowded—and often fickle—retailers-to-teens segment.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio bought United Health Group, the largest managed care stock in the S&P 500® Index. In November 2013, the Portfolio shifted from an underweight to a neutral position. In December, the Portfolio moved to a position that was as overweight as our model would allow. We took on the overweight position when we viewed the stock’s valuation as

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Alpha is a measure of risk-adjusted performance in relation to a benchmark. The risk-adjusted performance of a portfolio is compared with the performance of a benchmark, and any excess return (positive or negative) is the portfolio’s alpha.

M-66	MainStay VP Common Stock Portfolio

attractive following an October earnings disappointment. The Portfolio also purchased Berkshire Hathaway, a holding company with various lines of businesses including insurance, railroads and chemicals. The Portfolio shifted from an underweight to an overweight position in September, as the stock’s return prospect improved in August. Our model indicated that this large, stable, low-risk stock was attractively valued.

Shares of soft-drink company Coca-Cola and networking company Cisco were sold in large quantities, as the Portfolio moved from overweight to underweight positions in these stocks. Our model deemed Coca-Cola expensive and lacking in positive sentiment. Cisco’s return expectation diminished because of poor momentum and credit spread readings, even though the model found the stock’s valuation attractive.

How did the Portfolio’s sector weightings change during the reporting period?

Industrials saw the most substantial increase in relative sector weighting during the reporting period. The Portfolio moved from a significantly underweight position to one that was modestly underweight. The increase resulted from purchases of stocks in construction, human resources & employment, and airlines. Purchases among steel and diversified chemicals companies reduced the degree to which the Portfolio was underweight in the materials sector.

Health care saw the most substantial decrease in relative sector weighting, as the Portfolio moved from an overweight position to a neutral position. Trimming biotechnology and health care equipment stocks accounted for the decrease. Consumer staples went from a significantly overweight position to one that was modestly overweight as the Portfolio sold shares of distillers and packaged-food companies.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2013, the Portfolio was most substantially overweight in the consumer discretionary sector, followed by information technology. This positioning has generally been maintained throughout the reporting period. As of the same date, the Portfolio’s most substantially underweight sector was financials, followed by utilities. The Portfolio’s stance on these sectors remained consistently negative throughout the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-67

Portfolio of Investments December 31, 2013

	Shares	Value
Common Stocks 98.9%†
Aerospace & Defense 1.4%
Boeing Co. (The)	48,505	$6,620,447
L-3 Communications Holdings, Inc.	8,251	881,702
Northrop Grumman Corp.	9,627	1,103,351
United Technologies Corp.	7,441	846,786

		9,452,286

Air Freight & Logistics 1.2%
FedEx Corp.	19,091	2,744,713
United Parcel Service, Inc. Class B	51,339	5,394,702

		8,139,415

Airlines 1.3%
Alaska Air Group, Inc.	39,148	2,872,289
Delta Air Lines, Inc.	84,247	2,314,265
Southwest Airlines Co.	182,405	3,436,510

		8,623,064

Auto Components 0.5%
Delphi Automotive PLC	1,333	80,153
Goodyear Tire & Rubber Co. (The)	138,429	3,301,532

		3,381,685

Beverages 1.9%
Coca-Cola Co. (The)	117,094	4,837,153
PepsiCo., Inc.	95,367	7,909,739

		12,746,892

Biotechnology 2.1%
Amgen, Inc.	47,623	5,436,642
Biogen Idec, Inc. (a)	2,702	755,884
Celgene Corp. (a)	16,871	2,850,524
Cubist Pharmaceuticals, Inc. (a)	1,492	102,754
Gilead Sciences, Inc. (a)	20,447	1,536,592
United Therapeutics Corp. (a)	28,546	3,227,982

		13,910,378

Building Products 0.1%
Masco Corp.	26,166	595,800

Capital Markets 1.2%
Ameriprise Financial, Inc.	34,228	3,937,931
BlackRock, Inc.	5,667	1,793,436
Goldman Sachs Group, Inc. (The)	36	6,381
Raymond James Financial, Inc.	19,329	1,008,781
State Street Corp.	12,400	910,036

		7,656,565

Chemicals 1.7%
CF Industries Holdings, Inc.	7,395	1,723,331
Dow Chemical Co. (The)	115,869	5,144,583
LyondellBasell Industries, N.V. Class A	54,208	4,351,818
PPG Industries, Inc.	1,218	231,006

		11,450,738

	Shares	Value
Commercial Banks 1.4%
Comerica, Inc.	30,825	$1,465,420
KeyCorp	141,829	1,903,345
Wells Fargo & Co.	126,019	5,721,263

		9,090,028

Commercial Services & Supplies 0.7%
Pitney Bowes, Inc.	131,395	3,061,503
R.R. Donnelley & Sons Co.	72,432	1,468,921
Tyco International, Ltd.	9,295	381,467

		4,911,891

Communications Equipment 1.1%
Cisco Systems, Inc.	78,932	1,772,023
Harris Corp.	46,790	3,266,410
QUALCOMM, Inc.	27,917	2,072,837

		7,111,270

Computers & Peripherals 5.9%
♦Apple, Inc.	40,953	22,979,138
Hewlett-Packard Co.	183,955	5,147,061
SanDisk Corp.	48,165	3,397,559
Seagate Technology PLC	67,921	3,814,443
Western Digital Corp.	44,784	3,757,378

		39,095,579

Consumer Finance 1.0%
American Express Co.	70,001	6,351,191

Containers & Packaging 0.2%
Sealed Air Corp.	40,107	1,365,643

Diversified Consumer Services 0.9%
Graham Holdings Co. Class B	4,610	3,057,905
Sotheby’s	55,628	2,959,410

		6,017,315

Diversified Financial Services 5.5%
Bank of America Corp.	235,765	3,670,861
♦Berkshire Hathaway, Inc. Class B (a)	91,613	10,861,637
Citigroup, Inc.	65,189	3,396,999
♦JPMorgan Chase & Co.	200,153	11,704,948
McGraw Hill Financial, Inc.	26,541	2,075,506
Moody’s Corp.	23,335	1,831,098
NASDAQ OMX Group, Inc. (The)	78,208	3,112,678

		36,653,727

Diversified Telecommunication Services 3.1%
AT&T, Inc.	249,659	8,778,010
Frontier Communications Corp.	642,864	2,989,318
Verizon Communications, Inc.	171,483	8,426,675

		20,194,003

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2013, excluding short-term investment. May be subject to change daily.

M-68	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electric Utilities 0.5%
Duke Energy Corp.	14,449	$997,126
Edison International	22,053	1,021,054
Southern Co. (The)	27,676	1,137,760

		3,155,940

Electrical Equipment 0.3%
Emerson Electric Co.	4,009	281,352
Rockwell Automation, Inc.	15,460	1,826,753

		2,108,105

Electronic Equipment & Instruments 0.7%
FLIR Systems, Inc.	34,576	1,040,737
Jabil Circuit, Inc.	75,647	1,319,284
TE Connectivity, Ltd.	35,883	1,977,512

		4,337,533

Energy Equipment & Services 2.4%
Baker Hughes, Inc.	54,086	2,988,792
Halliburton Co.	88,555	4,494,166
Helmerich & Payne, Inc.	18,587	1,562,795
Nabors Industries, Ltd.	127,061	2,158,766
Oil States International, Inc. (a)	13,855	1,409,331
Patterson-UTI Energy, Inc.	57,689	1,460,686
Schlumberger, Ltd.	21,954	1,978,275

		16,052,811

Food & Staples Retailing 3.3%
CVS Caremark Corp.	38,212	2,734,833
Kroger Co. (The)	92,080	3,639,922
Safeway, Inc.	97,952	3,190,297
Wal-Mart Stores, Inc.	100,299	7,892,528
Walgreen Co.	80,729	4,637,074

		22,094,654

Food Products 1.7%
Archer-Daniels-Midland Co.	93,536	4,059,462
General Mills, Inc.	77,791	3,882,549
Kraft Foods Group, Inc.	11,993	646,663
Mondelez International, Inc. Class A	35,786	1,263,246
Tyson Foods, Inc. Class A	48,572	1,625,219

		11,477,139

Health Care Equipment & Supplies 0.9%
Abbott Laboratories	61,558	2,359,518
Boston Scientific Corp. (a)	297,881	3,580,530

		5,940,048

Health Care Providers & Services 3.8%
Aetna, Inc.	17,199	1,179,679
Cardinal Health, Inc.	56,816	3,795,877
Express Scripts Holding Co. (a)	74,584	5,238,780
Humana, Inc.	5,676	585,877
McKesson Corp.	26,940	4,348,116

	Shares	Value
Health Care Providers & Services (continued)
UnitedHealth Group, Inc.	79,709	$6,002,088
WellPoint, Inc.	43,505	4,019,427

		25,169,844

Hotels, Restaurants & Leisure 1.5%
International Game Technology	175,264	3,182,794
McDonald’s Corp.	21,828	2,117,971
Wyndham Worldwide Corp.	45,525	3,354,737
Wynn Resorts, Ltd.	7,701	1,495,611

		10,151,113

Household Durables 0.1%
Whirlpool Corp.	4,494	704,929

Household Products 1.4%
Energizer Holdings, Inc.	26,128	2,828,095
Kimberly-Clark Corp.	5,484	572,859
Procter & Gamble Co. (The)	73,633	5,994,462

		9,395,416

Independent Power Producers & Energy Traders 0.5%
AES Corp. (The)	222,062	3,222,120

Industrial Conglomerates 1.6%
3M Co.	13,506	1,894,217
General Electric Co.	297,948	8,351,482

		10,245,699

Insurance 4.7%
Aflac, Inc.	57,654	3,851,287
American International Group, Inc.	116,317	5,937,983
Assurant, Inc.	19,884	1,319,701
Chubb Corp. (The)	5,267	508,950
Everest Re Group, Ltd.	18,271	2,847,901
Genworth Financial, Inc. Class A (a)	209,829	3,258,644
Lincoln National Corp.	66,413	3,428,239
Protective Life Corp.	57,833	2,929,820
Travelers Companies, Inc. (The)	43,897	3,974,434
Unum Group	93,881	3,293,346

		31,350,305

Internet & Catalog Retail 1.2%
Amazon.com, Inc. (a)	11,373	4,535,438
Expedia, Inc.	48,271	3,362,558

		7,897,996

Internet Software & Services 2.7%
AOL, Inc. (a)	32,064	1,494,824
Facebook, Inc. Class A (a)	64,187	3,508,461
♦Google, Inc. Class A (a)	8,429	9,446,465
VeriSign, Inc. (a)	54,941	3,284,373

		17,734,123

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-69

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
IT Services 3.3%
Alliance Data Systems Corp. (a)	6,571	$1,727,713
Broadridge Financial Solutions, Inc.	44,380	1,753,898
Computer Sciences Corp.	58,840	3,287,979
♦International Business Machines Corp.	53,982	10,125,404
MasterCard, Inc. Class A	452	377,628
Visa, Inc. Class A	6,543	1,456,995
Western Union Co. (The)	192,506	3,320,728

		22,050,345

Machinery 1.8%
AGCO Corp.	24,870	1,472,055
Caterpillar, Inc.	45,270	4,110,969
Cummins, Inc.	1,649	232,460
Dover Corp.	21,348	2,060,936
Oshkosh Corp.	57,954	2,919,722
Trinity Industries, Inc.	26,017	1,418,447

		12,214,589

Media 4.5%
Cablevision Systems Corp. Class A	18,237	326,989
Comcast Corp. Class A	160,293	8,329,626
DIRECTV (a)	63,388	4,379,477
Gannett Co., Inc.	97,169	2,874,259
Time Warner Cable, Inc.	33,628	4,556,594
Twenty-First Century Fox, Inc. Class A	78,302	2,754,664
Viacom, Inc. Class B	51,678	4,513,557
Walt Disney Co. (The)	25,153	1,921,689

		29,656,855

Metals & Mining 0.4%
Steel Dynamics, Inc.	38,717	756,530
United States Steel Corp.	52,854	1,559,193

		2,315,723

Multiline Retail 0.8%
Macy’s, Inc.	34,696	1,852,766
Target Corp.	49,521	3,133,194

		4,985,960

Office Electronics 0.5%
Xerox Corp.	291,554	3,548,212

Oil, Gas & Consumable Fuels 7.4%
Anadarko Petroleum Corp.	49,826	3,952,198
Chesapeake Energy Corp.	100,270	2,721,328
♦Chevron Corp.	99,630	12,444,783
ConocoPhillips	37,837	2,673,184
♦Exxon Mobil Corp.	194,945	19,728,434
Marathon Petroleum Corp.	46,605	4,275,077
Occidental Petroleum Corp.	1,861	176,981
Phillips 66	31,137	2,401,597
SM Energy Co.	5,299	440,400

		48,813,982

	Shares	Value
Pharmaceuticals 6.3%
AbbVie, Inc.	63,069	$3,330,674
Bristol-Myers Squibb Co.	10,282	546,488
Eli Lilly & Co.	95,871	4,889,421
Endo Health Solutions, Inc. (a)	43,976	2,966,621
♦Johnson & Johnson	142,960	13,093,707
Merck & Co., Inc.	117,008	5,856,250
♦Pfizer, Inc.	352,457	10,795,758

		41,478,919

Professional Services 0.9%
ManpowerGroup, Inc.	34,642	2,974,362
Towers Watson & Co. Class A	23,312	2,974,844

		5,949,206

Real Estate Investment Trusts 0.1%
Public Storage	934	140,586
Simon Property Group, Inc.	1,262	192,026

		332,612

Real Estate Management & Development 0.2%
CBRE Group, Inc. Class A (a)	60,605	1,593,911

Road & Rail 0.4%
Union Pacific Corp.	14,088	2,366,784

Semiconductors & Semiconductor Equipment 2.6%
Broadcom Corp. Class A	46,805	1,387,768
First Solar, Inc. (a)	51,224	2,798,879
Intel Corp.	312,752	8,119,042
NVIDIA Corp.	206,181	3,303,020
Skyworks Solutions, Inc. (a)	52,016	1,485,577

		17,094,286

Software 3.6%
♦Microsoft Corp.	378,958	14,184,398
Oracle Corp.	219,345	8,392,140
Symantec Corp.	48,814	1,151,034

		23,727,572

Specialty Retail 3.9%
Advance Auto Parts, Inc.	27,856	3,083,102
Best Buy Co., Inc.	80,005	3,190,600
GameStop Corp. Class A	60,385	2,974,565
Gap, Inc. (The)	53,966	2,108,991
Home Depot, Inc. (The)	81,171	6,683,620
Lowe’s Companies, Inc.	99,695	4,939,887
Staples, Inc.	197,533	3,138,800

		26,119,565

Textiles, Apparel & Luxury Goods 1.0%
Coach, Inc.	7,665	430,236
Fossil Group, Inc. (a)	25,257	3,029,325
Hanesbrands, Inc.	41,439	2,911,919
VF Corp.	4,528	282,275

		6,653,755

M-70	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Tobacco 2.2%
Altria Group, Inc.	148,352	$5,695,233
Lorillard, Inc.	27,817	1,409,766
Philip Morris International, Inc.	89,099	7,763,196

		14,868,195

Trading Companies & Distributors 0.5%
United Rentals, Inc. (a)	40,086	3,124,704

Total Common Stocks (Cost $519,384,773)		654,680,420

Exchange-Traded Fund 1.0% (b)
S&P 500 Index—SPDR Trust Series 1	35,460	6,548,398

Total Exchange-Traded Fund (Cost $6,527,124)		6,548,398

	Principal Amount

Short-Term Investment 0.0%‡
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.00%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $147,987 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $170,000 and a Market Value of $154,754)	$147,987	147,987

Total Short-Term Investment (Cost $147,987)		147,987

Total Investments (Cost $526,059,884) (c)	99.9%	661,376,805
Other Assets, Less Liabilities	0.1	421,954
Net Assets	100.0%	$661,798,759

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.
(c)	As of December 31, 2013, cost is $529,527,372 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$133,879,180
Gross unrealized depreciation	(2,029,747)

Net unrealized appreciation	$131,849,433

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-71

Portfolio of Investments December 31, 2013 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$654,680,420	$—	$—	$654,680,420
Exchange-Traded Fund	6,548,398	—	—	6,548,398
Short-Term Investment
Repurchase Agreement	—	147,987	—	147,987

Total Investments in Securities	$661,228,818	$147,987	$—	$661,376,805

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-72	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $526,059,884)	$661,376,805
Receivables:
Investment securities sold	61,187,014
Dividends and interest	731,324
Fund shares sold	39,921
Other assets	4

Total assets	723,335,068

Liabilities
Payables:
Investment securities purchased	61,023,904
Manager (See Note 3)	300,407
Fund shares redeemed	117,935
Shareholder communication	43,010
Professional fees	25,497
NYLIFE Distributors (See Note 3)	18,706
Custodian	3,084
Trustees	756
Accrued expenses	3,010

Total liabilities	61,536,309

Net assets	$661,798,759

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$26,949
Additional paid-in capital	558,787,309

558,814,258
Undistributed net investment income	8,614,285
Accumulated net realized gain (loss) on investments	(40,946,705)
Net unrealized appreciation (depreciation) on investments	135,316,921

Net assets	$661,798,759

Initial Class
Net assets applicable to outstanding shares	$570,986,083

Shares of beneficial interest outstanding	23,233,301

Net asset value per share outstanding	$24.58

Service Class
Net assets applicable to outstanding shares	$90,812,676

Shares of beneficial interest outstanding	3,715,884

Net asset value per share outstanding	$24.44

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-73

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$12,323,267
Interest	16

Total income	12,323,283

Expenses
Manager (See Note 3)	3,264,053
Distribution and service—Service Class (See Note 3)	185,282
Shareholder communication	105,659
Professional fees	64,882
Custodian	19,104
Trustees	12,029
Miscellaneous	18,851

Total expenses	3,669,860

Net investment income (loss)	8,653,423

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	109,150,579
Net change in unrealized appreciation (depreciation) on investments	63,107,241

Net realized and unrealized gain (loss) on investments	172,257,820

Net increase (decrease) in net assets resulting from operations	$180,911,243

(a)	Dividends recorded net of foreign withholding taxes in the amount of $7,612.

M-74	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2013 and December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,653,423	$9,314,801
Net realized gain (loss) on investments	109,150,579	39,816,997
Net change in unrealized appreciation (depreciation) on investments	63,107,241	31,716,272

Net increase (decrease) in net assets resulting from operations	180,911,243	80,848,070

Dividends to shareholders:
From net investment income:
Initial Class	(8,145,224)	(7,607,005)
Service Class	(1,080,957)	(821,937)

Total dividends to shareholders	(9,226,181)	(8,428,942)

Capital share transactions:
Net proceeds from sale of shares	30,616,323	21,385,373
Net asset value of shares issued to shareholders in reinvestment of dividends	9,226,181	8,428,942
Cost of shares redeemed	(81,381,919)	(80,358,416)

Increase (decrease) in net assets derived from capital share transactions	(41,539,415)	(50,544,101)

Net increase (decrease) in net assets	130,145,647	21,875,027

Net Assets
Beginning of year	531,653,112	509,778,085

End of year	$661,798,759	$531,653,112

Undistributed net investment income at end of year	$8,614,285	$9,226,345

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-75

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$18.40	$16.02	$16.04	$14.48	$12.06

Net investment income (loss)	0.37	0.32 (a)	0.25 (a)	0.20 (a)	0.21 (a)
Net realized and unrealized gain (loss) on investments	6.16	2.36	(0.02)	1.60	2.48

Total from investment operations	6.53	2.68	0.23	1.80	2.69

Less dividends:
From net investment income	(0.35)	(0.30)	(0.25)	(0.24)	(0.27)

Net asset value at end of year	$24.58	$18.40	$16.02	$16.04	$14.48

Total investment return	35.66%	16.72%	1.57%	12.60%	22.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48%	1.80%	1.45%	1.40%	1.66%
Net expenses	0.58%	0.59%	0.59%	0.61%	0.60%
Portfolio turnover rate	108%	132%	102%	107%	100%
Net assets at end of year (in 000’s)	$570,986	$472,324	$452,849	$574,582	$573,296

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$18.31	$15.94	$15.96	$14.41	$12.00

Net investment income (loss)	0.26	0.27 (a)	0.21 (a)	0.17 (a)	0.17 (a)
Net realized and unrealized gain (loss) on investments	6.17	2.35	(0.02)	1.59	2.47

Total from investment operations	6.43	2.62	0.19	1.76	2.64

Less dividends:
From net investment income	(0.30)	(0.25)	(0.21)	(0.21)	(0.23)

Net asset value at end of year	$24.44	$18.31	$15.94	$15.96	$14.41

Total investment return	35.32%	16.43%	1.31%	12.32%	22.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.23%	1.54%	1.21%	1.15%	1.39%
Net expenses	0.83%	0.84%	0.84%	0.86%	0.85%
Portfolio turnover rate	108%	132%	102%	107%	100%
Net assets at end of year (in 000’s)	$90,813	$59,329	$56,929	$65,829	$62,413

(a)	Per share data based on average shares outstanding during the year.

M-76	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Conservative Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2013

Class	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	13.03%	12.02%	6.75%	0.88%
Service Class Shares	12.75	11.73	6.48	1.13

Benchmark Performance	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	32.39%	17.94%	7.17%
MSCI EAFE® Index[3]	22.78	12.44	4.12
Barclays U.S. Aggregate Bond Index[3]	–2.02	4.44	4.94
Conservative Allocation Composite Index[3]	10.28	9.76	6.04
Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio[4]	8.02	9.66	5.24

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 20%–40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-77

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,083.60	$0.16	$1,025.10	$0.15

Service Class Shares	$1,000.00	$1,082.30	$1.47	$1,023.80	$1.43

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-78	MainStay VP Conservative Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2013 (Unaudited)

See Portfolio of Investments on page M-83 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

mainstayinvestments.com	M-79

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Conservative Allocation Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP Conservative Allocation Portfolio returned 13.03% for Initial Class shares and 12.75% for Service Class shares. Over the same period, both share classes underperformed the 32.39% return of the S&P 500® Index,2 which is the Portfolio’s broad-based securities-market index, and the 22.78% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Over the same period, both share classes outperformed the –2.02% return of the Barclays U.S. Aggregate Bond Index2 and the 10.28% return of the Conservative Allocation Composite Index,2 which are additional benchmarks of the Portfolio. Both share classes also outperformed the 8.02% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Conservative Portfolio for the 12 months ended December 31, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s substantial allocation to Underlying Portfolios/Funds that invest in fixed-income securities—accounted for many of the challenges the Portfolio experienced in terms of relative performance. Fixed-income securities generally underperformed equities during the reporting period.

The Portfolio’s performance was very strong compared to its peers and the Conservative Allocation Composite Index. Much of those excess returns were a product of our asset allocation decisions. We maintained a bias favoring stocks over bonds in varying measure over most of the reporting period. This bias contributed substantially to the Portfolio’s perform-

ance. Well-timed preferences for small companies over large companies and growth stocks over value stocks provided positive results. Some of the gains, however, were offset by overweight positions in emerging-market equities. Within the fixed-income portion of the Portfolio, exposure to speculative-grade credit instruments was rewarded, while defensive positioning against a potential rise in interest rates helped shield against losses in the high-grade part of the Portfolio.

Although asset-class positioning added substantially to returns, performance among the Underlying Portfolios/Funds in which the Portfolio invested was mixed. Among the larger holdings that enjoyed particularly strong performance were MainStay U.S. Equity Opportunities Fund, MainStay Epoch U.S. All Cap Fund and MainStay VP Unconstrained Bond Portfolio.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.3 We also examined the attributes of the Underlying Portfolios’/Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Portfolio’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes. First, our focus shifted from securities of large-cap companies toward securities of smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we placed an increasing emphasis on growth over value because we anticipated that the quest for yield that has marked the past couple of years would morph into a quest for growth.

1	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-80	MainStay VP Conservative Allocation Portfolio

Both strategies were modestly profitable during the reporting period.

In the fixed-income portion of the Portfolio, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index because we believe that interest rates will rise as the economy gains strength and the Federal Reserve gradually disengages from its direct security purchases, widely known as quantitative easing. We also maintained the Portfolio’s tilt that favored corporate bonds over government-backed securities—a preference that has been in place for the last couple of years. This positioning reflects our enduring view that corporations have improved the quality of their balance sheets significantly by reducing leverage, accumulating cash and controlling operating costs. We anticipate that corporate default rates may remain quite low for some time, which could make the higher yields available on corporate bonds attractive.

How did the Portfolio’s allocations change over the course of the reporting period?

The most significant change was a shift from focusing on large-cap stocks to owning more stocks of small- and mid-cap companies. This strategy was visible in a large increase in allocations to MainStay VP Eagle Small Cap Growth Portfolio, MainStay VP U.S. Small Cap Portfolio and MainStay Epoch U.S. All Cap Fund. These increases were primarily funded from sales of MainStay MAP Fund, MainStay VP Large Cap Growth Portfolio and MainStay U.S. Equity Opportunities Fund. Our shift from value to growth was seen in a substantial new position in MainStay VP Cornerstone Growth Portfolio. A new position in a long/short portfolio, MainStay VP Marketfield Portfolio, was also noteworthy, as was our slight shift back into international stocks with new positions in MainStay Epoch Global Choice Fund and MainStay Emerging Markets Opportunities Fund.

In the fixed-income portion of the Portfolio, we shifted assets from MainStay VP Floating Rate Portfolio and MainStay VP Unconstrained Bond Portfolio into a new position in MainStay Short Duration High Yield Fund. We also established a new position in MainStay High Yield Municipal Bond Fund. We believed that prices in the high-yield municipal market might have overreacted to news of the Detroit bankruptcy filing and financial troubles in Puerto Rico.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Portfolios/Funds in which the Portfolio invested, MainStay VP Mid Cap Core Portfolio had the highest total return in 2013, followed by MainStay U.S. Equity Opportunities Fund and MainStay VP U.S. Small Cap Portfolio. The only Underlying Equity Portfolio/Fund that generated a negative total return was MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio. The next-lowest total returns came from MainStay VP International Equity Portfolio and MainStay VP Marketfield Portfolio.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

Contributions reflect the performance of the Underlying Portfolios/Funds and the size of the positions held. Large positive contributions can therefore come from significant positions in Underlying Portfolios/Funds that do reasonably well or from smaller positions in Underlying Portfolios/Funds that do exceptionally well. During the reporting period, the Portfolio had many of its largest holdings in Underlying Portfolios/Funds that performed very well. On that list were MainStay U.S. Equity Opportunities Fund, MainStay MAP Fund and MainStay VP Large Cap Growth Portfolio. The only Underlying Portfolio/Fund with negative performance was MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio. Other than that, weaker contributions tended to come from holdings with smaller allocations. Among these were MainStay VP International Equity Portfolio and MainStay VP Marketfield Portfolio.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Yields on U.S. Treasury bonds rose significantly on signs of a strengthening economy and investors’ growing expectation that the Federal Reserve would gradually back away from stimulative monetary policy. At the same time, absolute yields on speculative-grade credit instruments fell, implying a significant compression of the spread 4 to U.S. Treasury securities. This occurred against a backdrop of improving

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com	M-81

corporate financial health and significant net inflows to mutual funds and exchange-traded funds that invest in credit instruments.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

Domestic credit markets and short-duration securities were the strongest performers amid signs of economic improvement. For much the same reason, high-grade long-duration bonds provided poor performance.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

In the fixed-income portion of the Portfolio, the largest positive contribution came from MainStay VP Floating Rate Portfolio, which benefited from a short duration and a speculative profile. This was followed by smaller positions in MainStay VP High Yield Corporate Bond Portfolio and MainStay VP Unconstrained Bond Portfolio. Detracting from performance were positions in MainStay VP Bond Portfolio, MainStay Intermediate Term Bond Fund and MainStay High Yield Municipal Bond Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-82	MainStay VP Conservative Allocation Portfolio

Portfolio of Investments December 31, 2013

	Shares	Value
Affiliated Investment Companies 100.0%†
Equity Funds 40.4%
MainStay Emerging Markets Opportunities Fund Class I (a)	455,304	$4,407,346
MainStay Epoch Global Choice Fund Class I (a)	1,271,088	26,197,126
MainStay Epoch U.S. All Cap Fund Class I (a)	1,273,224	35,803,051
MainStay ICAP Equity Fund Class I	372,061	19,295,079
MainStay ICAP International Fund Class I	286,781	10,312,651
MainStay International Opportunities Fund Class I	894,920	8,081,125
MainStay MAP Fund Class I	832,853	37,328,487
MainStay U.S. Equity Opportunities Fund Class I (a)	3,458,935	29,366,356
MainStay VP Cornerstone Growth Portfolio Initial Class	425,622	14,552,801
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class	465,607	4,422,377
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	1,865,105	24,377,671
MainStay VP International Equity Portfolio Initial Class	231,026	3,190,949
MainStay VP Large Cap Growth Portfolio Initial Class (a)	1,731,347	39,532,571
MainStay VP Marketfield Portfolio Initial Class (a)(b)	1,522,597	16,980,558
MainStay VP Mid Cap Core Portfolio Initial Class	1,024,363	16,574,680
MainStay VP S&P 500 Index Portfolio Initial Class	38,282	1,438,818
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	2,220,965	30,589,602
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	1,635,721	22,539,692

Total Equity Funds (Cost $299,411,265)		344,990,940

	Shares	Value
Fixed Income Funds 59.6%
MainStay High Yield Municipal Bond Fund Class I	788,458	$8,460,153
MainStay High Yield Opportunities Fund Class I	143,943	1,767,620
MainStay Intermediate Term Bond Fund Class I	3,207,969	34,068,625
MainStay Short Duration High Yield Fund Class I (a)	2,682,477	27,066,192
MainStay VP Bond Portfolio Initial Class (a)	19,120,957	267,749,443
MainStay VP Cash Management Portfolio Initial Class	37,943,877	37,946,799
MainStay VP Floating Rate Portfolio Initial Class (a)	8,107,136	75,649,670
MainStay VP High Yield Corporate Bond Portfolio Initial Class	2,693,843	27,638,755
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	2,785,574	28,740,412

Total Fixed Income Funds (Cost $521,881,195)		509,087,669

Total Investments (Cost $821,292,460) (c)	100.0%	854,078,609
Other Assets, Less Liabilities	(0.0)‡	(118,434)
Net Assets	100.0%	$853,960,175

‡	Less than one-tenth of a percent.

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of December 31, 2013, cost is $821,955,212 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$47,318,983
Gross unrealized depreciation	(15,195,586)

Net unrealized appreciation	$32,123,397

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$344,990,940	$—	$—	$344,990,940
Fixed Income Funds	509,087,669	—	—	509,087,669

Total Investments	$854,078,609	$—	$—	$854,078,609

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-83

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in affiliated investment companies, at value (identified cost $821,292,460)	$854,078,609
Cash	964,316
Receivables:
Investment securities sold	1,894,395
Fund shares sold	495,132

Total assets	857,432,452

Liabilities
Payables:
Investment securities purchased	2,858,711
Fund shares redeemed	366,450
NYLIFE Distributors (See Note 3)	176,415
Shareholder communication	42,651
Professional fees	23,130
Trustees	1,047
Custodian	679
Accrued expenses	3,194

Total liabilities	3,472,277

Net assets	$853,960,175

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$69,023
Additional paid-in capital	766,992,381

767,061,404
Undistributed net investment income	20,797,945
Accumulated net realized gain (loss) on investments	33,314,677
Net unrealized appreciation (depreciation) on investments	32,786,149

Net assets	$853,960,175

Initial Class
Net assets applicable to outstanding shares	$14,970,795

Shares of beneficial interest outstanding	1,200,185

Net asset value per share outstanding	$12.47

Service Class
Net assets applicable to outstanding shares	$838,989,380

Shares of beneficial interest outstanding	67,823,142

Net asset value per share outstanding	$12.37

M-84	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$15,684,957

Expenses
Distribution and service—Service Class (See Note 3)	1,915,461
Shareholder communication	122,746
Professional fees	57,474
Trustees	15,843
Custodian	8,520
Miscellaneous	20,680

Total expenses	2,140,724

Net investment income (loss)	13,544,233

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	49,427,805
Realized capital gain distributions from affiliated investment companies	17,039,875

Net realized gain (loss) on investments from affiliated investment companies	66,467,680

Net change in unrealized appreciation (depreciation) on investments	13,256,070

Net realized and unrealized gain (loss) on investments	79,723,750

Net increase (decrease) in net assets resulting from operations	$93,267,983

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-85

Statements of Changes in Net Assets

for the years ended December 31, 2013 and December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$13,544,233	$12,809,218
Net realized gain (loss) on investments from affiliated investment companies transactions	66,467,680	27,916,526
Net change in unrealized appreciation (depreciation) on investments	13,256,070	18,395,516

Net increase (decrease) in net assets resulting from operations	93,267,983	59,121,260

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(357,740)	(248,049)
Service Class	(18,376,257)	(12,331,529)

	(18,733,997)	(12,579,578)

From net realized gain on investments:
Initial Class	(372,497)	(656,622)
Service Class	(20,710,900)	(35,735,731)

	(21,083,397)	(36,392,353)

Total dividends and distributions to shareholders	(39,817,394)	(48,971,931)

Capital share transactions:
Net proceeds from sale of shares	158,625,237	172,763,242
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	39,817,394	48,971,931
Cost of shares redeemed	(90,918,239)	(67,159,137)

Increase (decrease) in net assets derived from capital share transactions	107,524,392	154,576,036

Net increase (decrease) in net assets	160,974,981	164,725,365

Net Assets
Beginning of year	692,985,194	528,259,829

End of year	$853,960,175	$692,985,194

Undistributed net investment income at end of year	$20,797,945	$18,733,977

M-86	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.62	$11.35	$11.34	$10.37	$8.89

Net investment income (loss) (a)	0.24	0.28	0.28	0.29	0.34
Net realized and unrealized gain (loss) on investments	1.24	0.93	0.03	0.95	1.63

Total from investment operations	1.48	1.21	0.31	1.24	1.97

Less dividends and distributions:
From net investment income	(0.31)	(0.26)	(0.25)	(0.27)	(0.31)
From net realized gain on investments	(0.32)	(0.68)	(0.05)	—	(0.18)

Total dividends and distributions	(0.63)	(0.94)	(0.30)	(0.27)	(0.49)

Net asset value at end of year	$12.47	$11.62	$11.35	$11.34	$10.37

Total investment return	13.03%	10.69%	2.90%	12.03%	22.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96%	2.34%	2.44%	2.66%	3.54%
Net expenses (b)	0.03%	0.03%	0.04%	0.05%	0.05%
Portfolio turnover rate	56%	53%	62%	26%	38%
Net assets at end of year (in 000’s)	$14,971	$12,866	$9,472	$8,123	$6,827

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.54	$11.28	$11.28	$10.33	$8.86

Net investment income (loss) (a)	0.21	0.24	0.25	0.27	0.33
Net realized and unrealized gain (loss) on investments	1.23	0.93	0.03	0.94	1.61

Total from investment operations	1.44	1.17	0.28	1.21	1.94

Less dividends and distributions:
From net investment income	(0.29)	(0.23)	(0.23)	(0.26)	(0.29)
From net realized gain on investments	(0.32)	(0.68)	(0.05)	—	(0.18)

Total dividends and distributions	(0.61)	(0.91)	(0.28)	(0.26)	(0.47)

Net asset value at end of year	$12.37	$11.54	$11.28	$11.28	$10.33

Total investment return	12.75%	10.42%	2.65%	11.75%	21.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.73%	2.07%	2.23%	2.47%	3.39%
Net expenses (b)	0.28%	0.28%	0.29%	0.30%	0.30%
Portfolio turnover rate	56%	53%	62%	26%	38%
Net assets at end of year (in 000’s)	$838,989	$680,119	$518,788	$408,238	$291,307

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-87

MainStay VP Convertible Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2013

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	25.35%	17.54%	7.76%	0.64%
Service Class Shares	25.04	17.24	7.49	0.89

Benchmark Performance	One Year	Five Years	Ten Years
Bank of America Merrill Lynch All U.S. Convertibles Index[3]	24.92%	18.85%	7.13%
Average Lipper Convertible Securities Fund[4]	21.60	15.71	6.34

1.	Performance figures shown for the ten-year period ended December 31, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.75% for Initial Class shares and 7.48% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Convertible Securities Fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-88	MainStay VP Convertible Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Convertible Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,140.60	$3.45	$1,022.00	$3.26

Service Class Shares	$1,000.00	$1,139.20	$4.80	$1,020.70	$4.53

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.64% for Initial Class and 0.89% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-89

Portfolio Composition as of December 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-93 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2013 (excluding short-term investment) (Unaudited)

1.	JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.), (zero coupon), due 5/5/15

2.	Gilead Sciences, Inc., 1.00%, due 5/1/14

3.	United Technologies Corp., 7.50%

4.	Danaher Corp., (zero coupon), due 1/22/21

5.	Jarden Corp., 1.875%, due 9/15/18
6.	Novellus Systems, Inc., 2.625%, due 5/15/41

7.	Salix Pharmaceuticals, Ltd., 1.50%, due 3/15/19

8.	MetLife, Inc., 5.00%

9.	Teva Pharmaceutical Finance Co. LLC, 0.25%, due 2/1/26

10.	Stanley Black & Decker, Inc., 4.75%–6.25%

M-90	MainStay VP Convertible Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Convertible Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP Convertible Portfolio returned 25.35% for Initial Class shares and 25.04% for Service Class shares. Over the same period, both share classes outperformed the 24.92% return of the Bank of America Merrill Lynch All U.S. Convertibles Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the 21.60% return of the average Lipper1 Convertible Securities Fund for the 12 months ended December 31, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

Convertible bond performance is largely determined by the performance of the underlying equity securities. Our decision-making process is guided by our analysis of the underlying equity and whether the convertible security will participate in the equity’s upside and provide some measure of protection on the downside. Our equity analysis looks at the health and prospects of the underlying business, the strength of management, financial stability and valuation.

The Portfolio’s relative performance benefited from a higher equity sensitivity, or delta, than the average convertible bond in the Bank of America Merrill Lynch All U.S. Convertibles Index. The Portfolio tends to avoid securities that have low sensitivity to equity prices, known as “busted” convertible bonds. Busted convertibles tend to underperform the market when equities are rising. They also tend to underperform the market when interest rates are rising and bond prices are falling.

An underweight position in the biotechnology sector detracted from the Portfolio’s performance relative to the Bank of America Merrill Lynch All U.S. Convertibles Index, as the sector was a strong performer in the benchmark.

During the reporting period, which market segments made the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

The biotechnology segment was the strongest contributor to the Portfolio’s performance, followed by industrials and semiconductors. (Contributions take weightings and total returns into account.) The weakest segments were natural resources, energy exploration & production, and home building.

During the reporting period, which individual Portfolio holdings were the strongest absolute performers and which Portfolio holdings were particularly weak?

The prices of biotechnology securities rose, as investors viewed the segment as having rich growth prospects within the otherwise mature health care sector. Particularly strong biotechnology securities in the Portfolio were the convertible bonds of Gilead Sciences and Salix Pharmaceuticals. Gilead’s stock price rose sharply during the reporting period, as investors anticipated approval for a novel treatment for hepatitis C. Once approved, this therapy is expected to achieve annual sales of several billion dollars. Salix Pharmaceuticals advanced because the company’s product for intestinal disorders seemed likely to receive approval for additional indications.

Shares of many industrial companies rose during the reporting period because any economic recovery enhances their prospects. The convertible bonds of United Technologies and Danaher were strong performers. The convertible preferred shares of aerospace & defense company United Technologies also performed well. United Technologies benefited from increased construction activity, and its aviation businesses are poised to improve. Manufacturing company Danaher benefited from growth in its industrial and life-sciences end markets.

Another strong industry was semiconductors, which benefited from growth in demand and rationalization of supply—a combination that led to improved pricing. Portfolio holdings that benefited from this trend included the convertible bonds of Micron Technology, Microchip Technology and Novellus Systems.

In the natural resources segment, the convertible bonds of Peabody Energy and the convertible preferred shares of Cliffs Natural Resources were particularly weak. Coal and metals prices sank largely as a result of slowing purchases from China. In the energy exploration & production segment, the convertible bonds of Cobalt International Energy and the convertible preferred shares of Energy XXI Bermuda were particularly weak. Cobalt International Energy fell after the company announced disappointing results from a drilling project in Africa. Energy XXI declined after the

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-91

company announced a shortfall in second-quarter production because of operational inefficiencies.

Within the home building segment, the convertible bonds of KB Home and Ryland Group were relatively flat. The home building segment had a strong run early in 2013, but sold off during the second half of the year as some investors concluded that the shares were no longer inexpensive.

Did the Portfolio make any significant purchases or sales during the reporting period?

During 2013, we initiated a position in the convertible preferred shares of cereal maker Post Holdings, seeking to take advantage of the company’s significant free cash-flow generation. We purchased Yahoo convertible bonds in November 2013. We believed that the potential downside in the bonds was limited, given the company’s strong cash flow and balance sheet. We also believed that significant upside in the company’s common shares and convertible bonds could be realized once the company spins off its investment in China-based Alibaba.com, a group of e-commerce businesses.

We sold the convertible bonds of biopharmaceutical company Amarin when we became increasingly convinced that the company’s drug to treat ultrahigh triglycerides would not receive FDA approval. We also sold the convertible bonds of apparel licenser Iconix Brand Group because we believed that the company’s share price was fully valued.

How did the Portfolio’s sector weightings change during the reporting period?

During 2013, we reduced the Portfolio’s weightings in the energy and health care sectors. Over the same period, we increased the Portfolio’s weightings in the consumer discretionary, industrials and telecommunication services sectors.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2013, the Portfolio held overweight positions relative to the Bank of America Merrill Lynch All U.S. Convertibles Index in the energy, industrials, and consumer discretionary sectors. As of the same date, the Portfolio was underweight relative to the Index in the financials sector.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-92	MainStay VP Convertible Portfolio

Portfolio of Investments December 31, 2013

	Principal Amount	Value
Convertible Securities 92.5%† Convertible Bonds 82.9%
Aerospace & Defense 0.4%
GenCorp, Inc. 4.063%, due 12/31/39	$1,218,000	$2,455,793

Airlines 1.6%
United Airlines, Inc. 4.50%, due 1/15/15	4,603,000	9,424,642

Auto Manufacturers 2.4%
Ford Motor Co. 4.25%, due 11/15/16	3,233,000	5,981,050
Wabash National Corp. 3.375%, due 5/1/18	5,944,000	7,760,635

		13,741,685

Biotechnology 5.3%
Cubist Pharmaceuticals, Inc. 1.125%, due 9/1/18 (a)	3,515,000	4,053,235
1.875%, due 9/1/20 (a)	4,595,000	5,264,147
♦Gilead Sciences, Inc. 1.00%, due 5/1/14	5,140,000	17,090,500
Medicines Co. (The) 1.375%, due 6/1/17	2,787,000	4,204,886

		30,612,768

Chemicals 0.7%
RPM International, Inc. 2.25%, due 12/15/20	3,586,000	3,987,184

Commercial Services 1.2%
Hertz Global Holdings, Inc. 5.25%, due 6/1/14	1,805,000	6,261,103
ServiceSource International, Inc. 1.50%, due 8/1/18 (a)	823,000	778,764

		7,039,867

Computers 4.0%
Cadence Design Systems, Inc. 2.625%, due 6/1/15	2,276,000	4,277,458
EMC Corp. 1.75%, due 12/1/13 (b)	5,975,000	9,346,513
SanDisk Corp. 0.50%, due 10/15/20 (a)	3,447,000	3,429,765
Spansion LLC 2.00%, due 9/1/20 (a)	5,036,000	5,895,267

		22,949,003

	Principal Amount	Value
Distribution & Wholesale 0.5%
WESCO International, Inc. 6.00%, due 9/15/29	$912,000	$2,958,300

Electronics 1.1%
InvenSense, Inc. 1.75%, due 11/1/18 (a)	5,232,000	6,118,170

Energy—Alternate Sources 0.3%
Clean Energy Fuels Corp. 5.25%, due 10/1/18 (a)	1,595,000	1,630,888

Entertainment 0.8%
International Game Technology 3.25%, due 5/1/14	4,176,000	4,431,780

Environmental Controls 1.4%
Covanta Holding Corp. 3.25%, due 6/1/14	6,760,000	7,938,775

Finance—Leasing Companies 1.5%
Air Lease Corp. 3.875%, due 12/1/18	6,538,000	8,809,955

Health Care—Products 4.1%
Hologic, Inc. 2.00%, due 3/1/42 (c)	5,246,000	5,370,592
Insulet Corp. 3.75%, due 6/15/16	2,870,000	4,229,663
Teleflex, Inc. 3.875%, due 8/1/17	5,964,000	9,438,030
Wright Medical Group, Inc. 2.00%, due 8/15/17	3,663,000	4,901,552

		23,939,837

Health Care—Services 1.1%
WellPoint, Inc. 2.75%, due 10/15/42	4,852,000	6,592,655

Home Builders 0.8%
Lennar Corp. 3.25%, due 11/15/21 (a)	2,673,000	4,811,400

Household Products & Wares 2.2%
♦Jarden Corp. 1.875%, due 9/15/18	9,099,000	12,897,832

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-93

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Insurance 2.4%
American Equity Investment Life Holding Co. 3.50%, due 9/15/15 (a)	$4,258,000	$9,255,827
Radian Group, Inc. 2.25%, due 3/1/19	3,014,000	4,434,348

		13,690,175

Internet 3.8%
At Home Corp. 4.75%, due 12/31/49 (b)(d)(e)(f)	2,335,418	234
Blucora, Inc. 4.25%, due 4/1/19 (a)	2,129,000	3,149,589
Dealertrack Technologies, Inc. 1.50%, due 3/15/17	1,206,000	1,673,325
priceline.com, Inc. 0.35%, due 6/15/20 (a)	5,116,000	5,854,622
Shutterfly, Inc. 0.25%, due 5/15/18 (a)	4,852,000	5,212,868
Yahoo!, Inc. (zero coupon), due 12/1/18 (a)	5,789,000	6,009,706

		21,900,344

Iron & Steel 0.8%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	4,259,000	4,418,712

Lodging 0.8%
MGM Resorts International 4.25%, due 4/15/15	3,544,000	4,881,860

Machinery—Diversified 1.4%
Chart Industries, Inc. 2.00%, due 8/1/18	5,340,000	8,273,662

Media 0.7%
Liberty Interactive LLC 3.50%, due 1/15/31	524,000	279,685
Liberty Media Corp. 1.375%, due 10/15/23 (a)	3,916,000	3,918,447

		4,198,132

Metal Fabricate & Hardware 1.4%
RTI International Metals, Inc. 1.625%, due 10/15/19	7,493,000	7,909,798

Miscellaneous—Manufacturing 2.2%
♦Danaher Corp. (zero coupon), due 1/22/21	5,805,000	13,035,853

	Principal Amount	Value
Oil & Gas 1.6%
Alon USA Energy, Inc. 3.00%, due 9/15/18 (a)	$3,169,000	$4,032,552
Energy XXI Bermuda, Ltd. 3.00%, due 12/15/18 (a)	5,418,000	5,360,434

		9,392,986

Oil & Gas Services 7.1%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	6,796,000	8,159,447
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19	2,525,000	3,000,016
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/5/15 (a)(g)	11,252,000	17,752,280
Newpark Resources, Inc. 4.00%, due 10/1/17	2,427,000	3,270,383
SEACOR Holdings, Inc. 2.50%, due 12/15/27	1,751,000	2,154,824
Subsea 7 S.A. 1.00%, due 10/5/17	2,000,000	2,021,600
3.50%, due 10/13/14	3,700,000	4,673,100

		41,031,650

Pharmaceuticals 9.1%
Akorn, Inc. 3.50%, due 6/1/16	2,078,000	5,917,105
BioMarin Pharmaceutical, Inc. 0.75%, due 10/15/18	5,587,000	5,946,663
Medivation, Inc. 2.625%, due 4/1/17	4,036,000	5,912,740
Mylan, Inc. 3.75%, due 9/15/15	1,853,000	6,084,789
Omnicare, Inc. 3.50%, due 2/15/44	6,968,000	7,059,455
♦Salix Pharmaceuticals, Ltd. 1.50%, due 3/15/19	7,899,000	11,813,942
♦Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	9,464,000	10,096,905

		52,831,599

Real Estate Investment Trusts 2.5%
Host Hotels & Resorts, L.P. 2.50%, due 10/15/29 (a)	4,322,000	6,547,830
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (a)	6,391,000	7,984,756

		14,532,586

Semiconductors 7.3%
Emulex Corp. 1.75%, due 11/15/18 (a)	1,549,000	1,522,861
Intel Corp. 3.25%, due 8/1/39	4,688,000	6,381,563

M-94	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Semiconductors (continued)
Microchip Technology, Inc. 2.125%, due 12/15/37	$3,536,000	$6,154,850
Micron Technology, Inc. 1.625%, due 2/15/33 (a)	2,637,000	5,359,702
♦Novellus Systems, Inc. 2.625%, due 5/15/41	7,576,000	12,699,270
NVIDIA Corp. 1.00%, due 12/1/18 (a)	7,087,000	7,290,751
Rambus, Inc. 1.125%, due 8/15/18 (a)	2,076,000	2,183,693
Xilinx, Inc. 2.625%, due 6/15/17	361,000	577,600

		42,170,290

Software 7.3%
Bottomline Technologies, Inc. 1.50%, due 12/1/17	5,946,000	7,997,370
Cornerstone OnDemand, Inc. 1.50%, due 7/1/18 (a)	6,756,000	8,233,875
Medidata Solutions, Inc. 1.00%, due 8/1/18 (a)	6,356,000	8,139,652
NetSuite, Inc. 0.25%, due 6/1/18 (a)	2,619,000	2,900,543
Nuance Communications, Inc. 2.75%, due 11/1/31	5,927,000	5,819,573
Proofpoint, Inc. 1.25%, due 12/15/18 (a)	1,537,000	1,664,763
Salesforce.com, Inc. 0.25%, due 4/1/18 (a)	5,133,000	5,585,346
ServiceNow, Inc. (zero coupon), due 11/1/18 (a)	2,233,000	2,270,682

		42,611,804

Telecommunications 4.3%
Ciena Corp. 4.00%, due 12/15/20	4,844,000	7,150,955
Infinera Corp. 1.75%, due 6/1/18 (a)	1,118,000	1,203,946
Ixia 3.00%, due 12/15/15	5,725,000	6,197,313
JDS Uniphase Corp. 0.625%, due 8/15/33 (a)	6,601,000	6,634,005
SBA Communications Corp. 4.00%, due 10/1/14	1,173,000	3,477,945

		24,664,164

Transportation 0.8%
XPO Logistics, Inc. 4.50%, due 10/1/17	2,887,000	4,844,747

Total Convertible Bonds (Cost $393,695,287)		480,728,896

	Shares	Value
Convertible Preferred Stocks 9.6%
Aerospace & Defense 2.3%
♦United Technologies Corp. 7.50%	201,554	$13,195,741

Auto Parts & Equipment 0.7%
Goodyear Tire & Rubber Co. (The) 5.88%	57,600	3,850,560

Food 0.9%
Post Holdings, Inc. 2.50% (a)	19,292	1,930,406
3.75% (a)	27,639	3,289,345

		5,219,751

Hand & Machine Tools 1.7%
♦Stanley Black & Decker, Inc. 4.75%	67,155	8,335,950
6.25%	14,904	1,538,093

		9,874,043

Insurance 2.2%
Maiden Holdings, Ltd. 7.25%	40,993	1,868,051
♦MetLife, Inc. 5.00%	345,195	10,887,450

		12,755,501

Oil & Gas 0.5%
Sanchez Energy Corp. Series A 4.88%	48,100	3,006,250

Pharmaceuticals 1.1%
Omnicare Capital Trust II Series B 4.00% Callable 3/3/14@ $50.00	84,000	6,234,480

Real Estate Investment Trusts 0.2%
Health Care REIT, Inc. Series I 6.50%	26,800	1,373,768

Total Convertible Preferred Stocks (Cost $46,481,007)		55,510,094

Total Convertible Securities (Cost $440,176,294)		536,238,990

Common Stocks 3.9%
Auto Manufacturers 0.5%
General Motors Co. (h)	72,307	2,955,187

Banks 0.2%
Citigroup, Inc.	22,229	1,158,353

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-95

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
Internet 0.3%
TIBCO Software, Inc. (h)	73,482	$1,651,875

Oil & Gas 0.2%
Ensco PLC Class A	19,000	1,086,420

Oil & Gas Services 2.0%
Baker Hughes, Inc.	75,000	4,144,500
Cameron International Corp. (h)	33,365	1,986,219
Halliburton Co.	73,392	3,724,644
Schlumberger, Ltd.	22,000	1,982,420

		11,837,783

Transportation 0.7%
Tidewater, Inc.	67,537	4,002,918

Total Common Stocks (Cost $21,447,838)		22,692,536

	Number of Warrants
Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (h)	634	19,756
Strike Price $18.33 Expires 7/10/19 (h)	634	14,664

Total Warrants (Cost $569)		34,420

	Principal Amount
Short-Term Investment 3.4%
Repurchase Agreement 3.4%
State Street Bank and Trust Co. 0.00%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $19,554,128 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $21,915,000 and a Market Value of $19,949,553)	$19,554,128	19,554,128

Total Short-Term Investment (Cost $19,554,128)		19,554,128

Total Investments (Cost $481,178,829) (i)	99.8%	578,520,074
Other Assets, Less Liabilities	0.2	1,243,591
Net Assets	100.0%	$579,763,665
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Fair valued security—The total market value of these securities as of December 31, 2013, is $9,346,747, which represents 1.6% of the Portfolio’s net assets.

(c)	Step coupon—Rate shown is the rate in effect as of December 31, 2013.

(d)	Issue in default.

(e)	Illiquid security—The total market value of this security as of December 31, 2013, is $234, which represents less than one-tenth of a percent of the Portfolio’s net assets.

(f)	Restricted security.

(g)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock, represents 3.1% of the Portfolio’s net assets.

(h)	Non-income producing security.

(i)	As of December 31, 2013, cost is $482,339,926 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$103,382,924
Gross unrealized depreciation	(7,202,776)

Net unrealized appreciation	$96,180,148

M-96	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds (b)	$—	$480,728,662	$234	$480,728,896
Convertible Preferred Stocks	52,220,749	3,289,345	—	55,510,094

Total Convertible Securities	52,220,749	484,018,007	234	536,238,990

Common Stocks	22,692,536	—	—	22,692,536
Warrants	34,420	—	—	34,420
Short-Term Investment
Repurchase Agreement	—	19,554,128	—	19,554,128

Total Investments in Securities	$74,947,705	$503,572,135	$234	$578,520,074

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $234 is held in Internet, within the Convertible Bonds section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2013 (a)
Convertible Bonds
Internet	$234	$—	$—	$—	$—	$—	$—	$—	$234	$—

Total	$234	$—	$—	$—	$—	$—	$—	$—	$234	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-97

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $481,178,829)	$578,520,074
Cash	88
Receivables:
Dividends and interest	1,687,587
Fund shares sold	277,287
Other assets	3

Total assets	580,485,039

Liabilities
Payables:
Manager (See Note 3)	286,807
Fund shares redeemed	272,119
NYLIFE Distributors (See Note 3)	87,002
Professional fees	41,415
Shareholder communication	28,821
Custodian	1,618
Trustees	654
Accrued expenses	2,938

Total liabilities	721,374

Net assets	$579,763,665

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$43,587
Additional paid-in capital	456,251,028

456,294,615
Undistributed net investment income	9,142,891
Accumulated net realized gain (loss) on investments	16,984,914
Net unrealized appreciation (depreciation) on investments	97,341,245

Net assets	$579,763,665

Initial Class
Net assets applicable to outstanding shares	$160,946,548

Shares of beneficial interest outstanding	12,029,371

Net asset value per share outstanding	$13.38

Service Class
Net assets applicable to outstanding shares	$418,817,117

Shares of beneficial interest outstanding	31,557,882

Net asset value per share outstanding	$13.27

M-98	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Interest	$5,770,013
Dividends	4,125,193

Total income	9,895,206

Expenses
Manager (See Note 3)	3,097,660
Distribution and service—Service Class (See Note 3)	913,370
Professional fees	95,229
Shareholder communication	80,113
Custodian	10,570
Trustees	10,468
Miscellaneous	23,545

Total expenses	4,230,955

Net investment income (loss)	5,664,251

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	27,021,603
Net change in unrealized appreciation (depreciation) on investments	82,673,034

Net realized and unrealized gain (loss) on investments	109,694,637

Net increase (decrease) in net assets resulting from operations	$115,358,888

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-99

Statements of Changes in Net Assets

for the years ended December 31, 2013 and December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,664,251	$9,642,533
Net realized gain (loss) on investments	27,021,603	35,123,856
Net change in unrealized appreciation (depreciation) on investments	82,673,034	(2,613,515)

Net increase (decrease) in net assets resulting from operations	115,358,888	42,152,874

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(3,650,810)	(4,737,544)
Service Class	(8,394,204)	(8,770,757)

	(12,045,014)	(13,508,301)

From net realized gain on investments:
Initial Class	(10,148,129)	(601,018)
Service Class	(25,574,249)	(1,214,005)

	(35,722,378)	(1,815,023)

Total dividends and distributions to shareholders	(47,767,392)	(15,323,324)

Capital share transactions:
Net proceeds from sale of shares	68,216,417	33,317,960
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	47,767,392	15,323,324
Cost of shares redeemed	(69,400,964)	(98,417,389)

Increase (decrease) in net assets derived from capital share transactions	46,582,845	(49,776,105)

Net increase (decrease) in net assets	114,174,341	(22,946,555)

Net Assets
Beginning of year	465,589,324	488,535,879

End of year	$579,763,665	$465,589,324

Undistributed net investment income at end of year	$9,142,891	$10,881,954

M-100	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.70	$11.09	$11.96	$10.45	$7.29

Net investment income (loss) (a)	0.17	0.25	0.29	0.30	0.38
Net realized and unrealized gain (loss) on investments	2.73	0.75	(0.88)	1.53	2.98

Total from investment operations	2.90	1.00	(0.59)	1.83	3.36

Less dividends and distributions:
From net investment income	(0.32)	(0.35)	(0.28)	(0.32)	(0.20)
From net realized gain on investments	(0.90)	(0.04)	—	—	—

Total dividends and distributions	(1.22)	(0.39)	(0.28)	(0.32)	(0.20)

Net asset value at end of year	$13.38	$11.70	$11.09	$11.96	$10.45

Total investment return	25.35%	9.13%	(4.75%)	17.86%	46.08%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29%	2.12%	2.43%	2.77%	4.30%
Net expenses	0.64%	0.64%	0.65%	0.66%	0.66%
Portfolio turnover rate	77%	69%	80%	83%	73%
Net assets at end of year (in 000’s)	$160,947	$149,653	$173,777	$223,633	$181,366

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.61	$11.01	$11.89	$10.39	$7.26

Net investment income (loss) (a)	0.13	0.22	0.26	0.27	0.36
Net realized and unrealized gain (loss) on investments	2.73	0.74	(0.88)	1.53	2.95

Total from investment operations	2.86	0.96	(0.62)	1.80	3.31

Less dividends and distributions:
From net investment income	(0.30)	(0.32)	(0.26)	(0.30)	(0.18)
From net realized gain on investments	(0.90)	(0.04)	—	—	—

Total dividends and distributions	(1.20)	(0.36)	(0.26)	(0.30)	(0.18)

Net asset value at end of year	$13.27	$11.61	$11.01	$11.89	$10.39

Total investment return	25.04%	8.86%	(4.99%)	17.56%	45.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.01%	1.87%	2.19%	2.52%	4.03%
Net expenses	0.89%	0.89%	0.90%	0.91%	0.91%
Portfolio turnover rate	77%	69%	80%	83%	73%
Net assets at end of year (in 000’s)	$418,817	$315,937	$314,759	$312,518	$227,463

(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-101

MainStay VP Cornerstone Growth Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2013

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	24.71%	16.31%	5.60%	0.74%
Service Class Shares	24.40	16.02	5.33	0.99

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Growth Index[3]	33.48%	20.39%	7.83%
Average Lipper Variable Products Large-Cap Growth Portfolio[4]	34.67	19.82	7.67

1.	Performance figures shown for the ten-year period ended December 31, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 5.58% for Initial Class shares and 5.31% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have above-average characteristics compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-102	MainStay VP Cornerstone Growth Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Cornerstone Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,184.50	$4.02	$1,021.50	$3.72

Service Class Shares	$1,000.00	$1,182.90	$5.45	$1,020.20	$5.04

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.73% for Initial Class and 0.99% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-103

Industry Composition as of December 31, 2013 (Unaudited)

Internet Software & Services	13.6%
Software	8.3
Specialty Retail	5.7
Textiles, Apparel & Luxury Goods	5.6
Health Care Providers & Services	5.4
Media	4.9
Trading Companies & Distributors	4.9
Internet & Catalog Retail	3.8
Semiconductors & Semiconductor Equipment	3.1
Aerospace & Defense	2.8
IT Services	2.8
Beverages	2.7
Energy Equipment & Services	2.6
Health Care Equipment & Supplies	2.6
Oil, Gas & Consumable Fuels	2.6
Capital Markets	2.5
Household Durables	2.5

Hotels, Restaurants & Leisure	2.3%
Biotechnology	2.2
Metals & Mining	2.2
Chemicals	2.1
Diversified Financial Services	2.1
Tobacco	2.1
Construction & Engineering	1.9
Computers & Peripherals	1.8
Machinery	1.8
Real Estate Investment Trusts	1.5
Commercial Banks	1.3
Auto Components	1.0
Food & Staples Retailing	0.7
Short-Term Investment	1.4
Other Assets, Less Liabilities	–0.8

100.0%

See Portfolio of Investments beginning on page M-107 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2013 (excluding short-term investment) (Unaudited)

1.	Google, Inc. Class A

2.	Salesforce.com, Inc.

3.	Catamaran Corp.

4.	Citrix Systems, Inc.

5.	Home Depot, Inc. (The)
6.	Amazon.com, Inc.

7.	Rackspace Hosting, Inc.

8.	Visa, Inc. Class A

9.	Diageo PLC, Sponsored ADR

10.	Comcast Corp. Class A

M-104	MainStay VP Cornerstone Growth Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Thomas G. Kamp, CFA, of Cornerstone Capital Management LLC (“Cornerstone”), the Portfolio’s Subadvisor.

How did MainStay VP Cornerstone Growth Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP Cornerstone Growth Portfolio returned 24.71% for Initial Class shares and 24.40% for Service Class shares. Over the same period, both share classes underperformed the 33.48% return of the Russell 1000® Growth Index1 and the 34.67% return of the average Lipper1 Variable Products Large-Cap Growth Portfolio. The Russell 1000® Growth Index is the Portfolio’s broad-based securities-market index.

What factors affected the Portfolio’s relative performance during the reporting period?

As a result of our cautious observation of the dysfunction in Washington; Europe’s untenable monetary union without a political union, which gave rise to great imbalances, deficits, and a financial crisis; and a slowing economy in China, we sought safety in low-valuation and high-cash flow stocks. We tended to trim or exit positions in stocks whose valuation expanded beyond what we believed was reasonable in light of revised earnings estimates. We added to underperforming names whose valuations became increasingly attractive. While we were true to our process, this trading pattern led our stock selection to be unfavorable compared to positions in the Russell 1000® Growth Index in a period when momentum was strong. We overemphasized the contrarian side of our mantra that “we are short-term contrarians within the context of being long-term fundamental investors.” Our cautionary positioning and the market’s preference for value over growth caused the Portfolio to underperform the Russell 1000® Growth Index in a rapidly rising market.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest positive-contributing sectors to the Portfolio’s performance relative to the Russell 1000® Growth Index were information technology and consumer discretionary. (Contributions take weightings and total returns into account.) The weakest-contributing sectors were health care, consumer staples and industrials.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance were money movement and payment service provider Western Union, information technology company Google and additive manufacturing (3-D printing) company Stratasys Ltd. Western Union’s stock recovered more than 50% since its November 2012 lows and has approached our price target. Google reported acceleration in the growth of its core owned and operated network sites and a decline in traffic acquisition costs. As a result, margins expanded and earnings beat expectations. The valuation of Stratasys doubled after we became one of the company’s largest shareholders early in 2013. Sentiment for the stock continued to climb as the number of applications for 3-D printing has grown.

The individual stocks that detracted most from performance were computers & peripherals company Apple, exploration and production company Cobalt International Energy and heart valve company Edwards LifeSciences. The Portfolio only owned its position in Apple for a portion of the reporting period. Although the company’s shares rose as supply and demand for the iPhone 5S improved, which increased investors’ capital return expectations, the stock was still the Portfolio’s most significant negative contributor. Cobalt International Energy’s stock price fell by nearly 50% after a series of disappointing well results in the second half of 2013. Edwards LifeSciences missed expectations for its transcatheter aortic valve replacement product. The shortfall resulted from strict government reimbursement guidelines in the United States, increased competitive intensity, and elevated research and development spending.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio initiated a new position in home-improvement retailer Home Depot. We felt that after multiple years of home-improvement spending above consensus estimates, the stock had good potential. We also initiated a new position in Starbucks. We felt that the company’s best-in-class same-store sales growth would continue, driven by strong innovation in the Starbucks’ platforms, products and payments. We

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-105

also believed that falling coffee prices might add to the opportunity. The Portfolio added a position in industrial supply company Fastenal in October, after lower margins led the company to fall short of earnings-per-share expectations. Since then, we have made the company our largest position in the industrials sector. From a macro perspective, we like the company’s all North American exposure (with little to no exposure to commodities or to China at the time of purchase). From a micro perspective (and more importantly), we expect to see a sales growth acceleration, as Fastenal has substantially increased its hiring at the store level. As a result, we anticipate strong sales growth in the second quarter of 2014 and beyond.

The Portfolio eliminated its position in network storage company Network Appliance as perception gaps around earnings growth and use of the company’s strong balance sheet closed. We eliminated the Portfolio’s position in communications equipment company QUALCOMM because revenue growth expectations were decreasing and margins were compressing. We believe that these forces may slow earnings-per-share growth as the smartphone industry matures. We eliminated the Portfolio’s position in Western Union as the stock price approached our target, which was affected by rising compliance costs and competitive intensity.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio increased its exposure relative to the Russell 1000® Growth Index in the consumer discretionary and financials sectors during the reporting period. The Portfolio decreased its exposure relative to the Index in health care and materials.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2013, the Portfolio was overweight relative to the Russell 1000® Growth Index in the consumer discretionary, information technology and financials sectors. As of the same date, the Portfolio held underweight positions relative to the benchmark in consumer staples, telecommunication services and health care.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-106	MainStay VP Cornerstone Growth Portfolio

Portfolio of Investments December 31, 2013

	Shares	Value

Common Stocks 99.4%†
Aerospace & Defense 2.8%
Precision Castparts Corp.	35,872	$9,660,330
Textron, Inc.	178,967	6,578,827

		16,239,157

Auto Components 1.0%
Johnson Controls, Inc.	109,265	5,605,295

Beverages 2.7%
♦Diageo PLC, Sponsored ADR	119,262	15,792,674

Biotechnology 2.2%
Gilead Sciences, Inc. (a)	168,362	12,652,404

Capital Markets 2.5%
Morgan Stanley	206,631	6,479,948
T. Rowe Price Group, Inc.	94,501	7,916,349

		14,396,297

Chemicals 2.1%
Sherwin-Williams Co. (The)	68,777	12,620,580

Commercial Banks 1.3%
First Republic Bank	144,157	7,546,619

Computers & Peripherals 1.8%
Stratasys, Ltd. (a)	78,671	10,596,984

Construction & Engineering 1.9%
Fluor Corp.	141,570	11,366,655

Diversified Financial Services 2.1%
CME Group, Inc.	156,179	12,253,804

Energy Equipment & Services 2.6%
Schlumberger, Ltd.	170,386	15,353,482

Food & Staples Retailing 0.7%
Whole Foods Market, Inc.	76,454	4,421,335

Health Care Equipment & Supplies 2.6%
Edwards Lifesciences Corp. (a)	228,133	15,002,026

Health Care Providers & Services 5.4%
♦Catamaran Corp. (a)	504,475	23,952,473
Express Scripts Holding Co. (a)	113,720	7,987,693

		31,940,166

	Shares	Value

Hotels, Restaurants & Leisure 2.3%
Starbucks Corp.	170,280	$13,348,249

Household Durables 2.5%
PulteGroup, Inc.	729,680	14,863,582

Internet & Catalog Retail 3.8%
♦Amazon.com, Inc. (a)	49,752	19,840,600
Shutterfly, Inc. (a)	50,887	2,591,675

		22,432,275

Internet Software & Services 13.6%
eBay, Inc. (a)	117,837	6,468,073
♦Google, Inc. Class A (a)	30,812	34,531,316
LinkedIn Corp. Class A (a)	45,744	9,918,672
♦Rackspace Hosting, Inc. (a)	499,267	19,536,318
Zillow, Inc. Class A (a)	116,796	9,545,737

		80,000,116

IT Services 2.8%
♦Visa, Inc. Class A	73,261	16,313,759

Machinery 1.8%
Joy Global, Inc.	183,826	10,751,983

Media 4.9%
♦Comcast Corp. Class A	298,426	15,507,707
Walt Disney Co. (The)	170,688	13,040,563

		28,548,270

Metals & Mining 2.2%
Freeport-McMoRan Copper & Gold, Inc.	340,149	12,837,223

Oil, Gas & Consumable Fuels 2.6%
Anadarko Petroleum Corp.	85,156	6,754,574
Cobalt International Energy, Inc. (a)	501,492	8,249,543

		15,004,117

Real Estate Investment Trusts 1.5%
Camden Property Trust	156,379	8,894,838

Semiconductors & Semiconductor Equipment 3.1%
Altera Corp.	179,705	5,845,804
Micron Technology, Inc. (a)	559,154	12,167,191

		18,012,995

Software 8.3%
♦Citrix Systems, Inc. (a)	327,344	20,704,508
♦Salesforce.com, Inc. (a)	505,328	27,889,052

		48,593,560

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-107

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
Specialty Retail 5.7%
Dick’s Sporting Goods, Inc.	103,489	$6,012,711
♦Home Depot, Inc. (The)	248,573	20,467,501
TJX Cos., Inc.	106,846	6,809,295

		33,289,507

Textiles, Apparel & Luxury Goods 5.6%
NIKE, Inc. Class B	111,679	8,782,436
PVH Corp.	93,247	12,683,457
Ralph Lauren Corp.	64,452	11,380,290

		32,846,183

Tobacco 2.1%
Philip Morris International, Inc.	143,723	12,522,585

Trading Companies & Distributors 4.9%
Fastenal Co.	307,243	14,597,115
United Rentals, Inc. (a)	183,692	14,318,791

		28,915,906

Total Common Stocks (Cost $516,121,001)		582,962,626

	Principal Amount	Value

Short-Term Investment 1.4%
Repurchase Agreement 1.4%
State Street Bank and Trust Co. 0.00%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $8,162,109 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $9,320,000 and a Market Value of $8,327,103)	$8,162,109	$8,162,109

Total Short-Term Investment (Cost $8,162,109)		8,162,109

Total Investments (Cost $524,283,110) (b)	100.8%	591,124,735
Other Assets, Less Liabilities	(0.8)	(4,432,250)
Net Assets	100.0%	$586,692,485

(a)	Non-income producing security.

(b)	As of December 31, 2013, cost is $524,862,701 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$80,744,470
Gross unrealized depreciation	(14,482,436)

Net unrealized appreciation	$66,262,034

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$582,962,626	$—	$—	$582,962,626
Short-Term Investment
Repurchase Agreement	—	8,162,109	—	8,162,109

Total Investments in Securities	$582,962,626	$8,162,109	$—	$591,124,735

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-108	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $524,283,110)	$591,124,735
Receivables:
Investment securities sold	3,731,044
Dividends and interest	1,060,506
Fund shares sold	129,402

Total assets	596,045,687

Liabilities
Payables:
Investment securities purchased	8,456,605
Fund shares redeemed	476,196
Manager (See Note 3)	338,864
Professional fees	33,149
Shareholder communication	30,028
NYLIFE Distributors (See Note 3)	13,113
Custodian	1,747
Trustees	549
Accrued expenses	2,951

Total liabilities	9,353,202

Net assets	$586,692,485

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$17,168
Additional paid-in capital	424,628,136

424,645,304
Undistributed net investment income	2,773,558
Accumulated net realized gain (loss) on investments and futures transactions	92,431,998
Net unrealized appreciation (depreciation) on investments	66,841,625

Net assets	$586,692,485

Initial Class
Net assets applicable to outstanding shares	$522,794,890

Shares of beneficial interest outstanding	15,290,037

Net asset value per share outstanding	$34.19

Service Class
Net assets applicable to outstanding shares	$63,897,595

Shares of beneficial interest outstanding	1,877,821

Net asset value per share outstanding	$34.03

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-109

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$6,631,434
Interest	843

Total income	6,632,277

Expenses
Manager (See Note 3)	3,392,000
Distribution and service—Service Class (See Note 3)	144,654
Shareholder communication	81,169
Professional fees	62,011
Trustees	9,902
Custodian	9,388
Miscellaneous	15,854

Total expenses	3,714,978

Net investment income (loss)	2,917,299

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	123,717,134
Futures transactions	130,859

Net realized gain (loss) on investments and futures transactions	123,847,993

Net change in unrealized appreciation (depreciation) on:
Investments	(13,472,863)
Futures contracts	56,918

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(13,415,945)

Net realized and unrealized gain (loss) on investments and futures transactions	110,432,048

Net increase (decrease) in net assets resulting from operations	$113,349,347

(a)	Dividends recorded net of foreign withholding taxes in the amount of $32,263.

M-110	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2013 and December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,917,299	$4,381,181
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	123,847,993	16,977,415
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(13,415,945)	37,995,574

Net increase (decrease) in net assets resulting from operations	113,349,347	59,354,170

Dividends to shareholders:
From net investment income:
Initial Class	(3,996,351)	(1,542,898)
Service Class	(354,061)	(100,260)

Total dividends to shareholders	(4,350,412)	(1,643,158)

Capital share transactions:
Net proceeds from sale of shares	119,332,189	16,008,453
Net asset value of shares issued to shareholders in reinvestment of dividends	4,350,412	1,643,158
Cost of shares redeemed	(67,800,003)	(59,264,572)

Increase (decrease) in net assets derived from capital share transactions	55,882,598	(41,612,961)

Net increase (decrease) in net assets	164,881,533	16,098,051

Net Assets
Beginning of year	421,810,952	405,712,901

End of year	$586,692,485	$421,810,952

Undistributed net investment income at end of year	$2,773,558	$4,350,401

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-111

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$27.64	$24.14	$24.62	$22.04	$16.52

Net investment income (loss)	0.19 (a)	0.31	0.12	0.13	0.12
Net realized and unrealized gain (loss) on investments	6.62	3.30	(0.48)	2.57	5.51

Total from investment operations	6.81	3.61	(0.36)	2.70	5.63

Less dividends:
From net investment income	(0.26)	(0.11)	(0.12)	(0.12)	(0.11)

Net asset value at end of year	$34.19	$27.64	$24.14	$24.62	$22.04

Total investment return	24.71%	14.94%	(1.37%)	12.21%	34.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.61%	1.04%	0.40%	0.48%	0.57%
Net expenses	0.71%	0.65%	0.66%	0.65%	0.68%
Portfolio turnover rate	164%	42%	97%	126%	157%
Net assets at end of year (in 000’s)	$522,795	$368,442	$361,067	$417,194	$423,086

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$27.52	$24.04	$24.52	$21.96	$16.45

Net investment income (loss)	0.11 (a)	0.22	0.04	0.05	0.05
Net realized and unrealized gain (loss) on investments	6.59	3.31	(0.46)	2.58	5.51

Total from investment operations	6.70	3.53	(0.42)	2.63	5.56

Less dividends:
From net investment income	(0.19)	(0.05)	(0.06)	(0.07)	(0.05)

Net asset value at end of year	$34.03	$27.52	$24.04	$24.52	$21.96

Total investment return	24.40%	14.66%	(1.62%)	11.93%	33.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.36%	0.82%	0.15%	0.23%	0.32%
Net expenses	0.96%	0.90%	0.91%	0.90%	0.93%
Portfolio turnover rate	164%	42%	97%	126%	157%
Net assets at end of year (in 000’s)	$63,898	$53,369	$44,646	$48,698	$44,427

(a)	Per share data based on average shares outstanding during the year.

M-112	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2013

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	–5.43%	–2.33%	1.43%
Service Class Shares	–5.67	–2.57	1.68

Benchmark Performance	One Year	Since Inception (2/17/12)
MSCI Emerging Markets Index[2]	–2.60%	–0.45%
Average Lipper Variable Products Emerging Markets Portfolio[3]	0.17	2.22

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Emerging Markets Portfolio is representative of portfolios that, by portfolio practice, seek long-term capital appreciation by investing primarily in emerging market equity securities, where “emerging market” is defined by a country’s per-capita GNP or other economic measures. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-113

Cost in Dollars of a $1,000 Investment in MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,092.30	$7.01	$1,018.50	$6.77

Service Class Shares	$1,000.00	$1,090.90	$8.33	$1,017.20	$8.03

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (1.33% for Initial Class and 1.58% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-114	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

Country Composition as of December 31, 2013 (Unaudited)

Republic of Korea	22.1%
China	15.3
Mexico	7.7
Taiwan	7.7
Brazil	7.5
South Africa	6.8
Russia	6.6
Poland	4.8
Indonesia	4.7
Thailand	3.0
India	2.7
Malaysia	2.7

Czech Republic	2.1%
United States	1.9
Colombia	1.3
Chile	0.8
Turkey	0.7
Peru	0.5
Panama	0.4
Jordan	0.3
Hungary	0.2
Philippines	0.2
Other Assets, Less Liabilities	–0.0 ‡

100.0%

See Portfolio of Investments beginning on page M-120 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2013 (excluding short-term investment) (Unaudited)

1.	Shinhan Financial Group Co., Ltd.

2.	America Movil S.A.B. de C.V. Series L

3.	China Mobile, Ltd.

4.	Hyundai Motor Co.

5.	Hyundai Heavy Industries Co., Ltd.
6.	Ternium S.A., Sponsored ADR

7.	POSCO

8.	Gazprom OAO, Sponsored ADR

9.	Novolipetsk Steel OJSC, GDR

10.	Komercni Banka A.S.

mainstayinvestments.com	M-115

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Karen Umland, CFA, Joseph H. Chi, CFA, Jed S. Fogdall and Henry F. Gray of Dimensional Fund Advisors LP (“DFA”), which is a Subadvisor of the Portfolio, and portfolio manager Rafi U. Zaman, CFA, of DuPont Capital Management Corporation (“DuPont Capital”), which is a Subadvisor of the Portfolio.

How did MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio returned –5.43% for Initial Class shares and –5.67% for Service Class shares. Over the same period, both share classes underperformed the –2.60% return of the MSCI Emerging Markets Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes also underperformed the 0.17% return of the average Lipper1 Variable Products Emerging Markets Portfolio for the 12 months ended December 31, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

DFA

Our portion of the Portfolio is designed to capture the returns of emerging-market value stocks across the market-capitalization spectrum. During the reporting period, value stocks performed poorly compared to growth stocks. For this reason, the positioning of our portion of the Portfolio detracted from performance relative to the style-neutral MSCI Emerging Markets Index. The effect was partially offset by the relatively good performance of small-cap stocks in emerging markets. Because our portion of the Portfolio has exposure across a broader spectrum of market capitalizations, it enjoyed greater exposure to relatively smaller-capitalization stocks than the MSCI Emerging Markets Index, which is concentrated in large- to mid-cap stocks.

DuPont Capital

In the first half of 2013, sector allocation had a negative impact on relative performance in our portion of the Portfolio. We increased exposure to economically sensitive areas of the market during the first half and decreased exposure to defensive areas (those that are less economically sensitive). The shift occurred as we found more attractive investment opportunities in sectors such as materials and consumer discretionary. This positioning detracted from performance during the first several months of the year, when economically sensitive stocks tended to underperform. During this portion of the reporting period, investors sought yield and stability in parts of the market that are considered to be more defensive.

The relative performance of our portion of the Portfolio improved from mid-May to the end of the third quarter. The Portfolio had been underweight financials in countries that were relying on inexpensive U.S. dollar funding to support their growth. When the U.S. Federal Reserve signaled its intention to begin reducing monetary stimulus, financial stocks in these countries sold off sharply, and the underweight exposure benefited relative performance. Late in the third quarter, however, global economic growth prospects began to show signs of improvement. Improving growth in China, Europe and the United States helped cyclical shares outperform relative to defensive areas of the market. This shift had a positive effect on relative performance in our portion of the Portfolio because of an overweight position in sectors that are more cyclical. Positive economic indicators in developed Europe helped shares in Eastern Europe outperform. Our portion of the Portfolio was overweight the Eastern European region, which helped relative performance.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

DFA

In our portion of the Portfolio, the sectors that made the strongest positive contributions to performance relative to the MSCI Emerging Markets Index were financials, materials and industrials. (Contributions take weightings and total returns into account.) Financials and industrials held in our portion of the Portfolio outperformed the Index, and our portion of the Portfolio held overweight positions relative to the Index in these sectors. In materials, which had negative total returns, individual holdings in our portion of the Portfolio outperformed sector-related positions in the Index. These holdings were the primary source of the positive contribution rather than the Portfolio’s relative sector weighting.

The weakest-contributing sectors in our portion of the Portfolio were information technology, energy and consumer discretionary. The information technology sector significantly outperformed the Index, but our portion of the Portfolio held an underweight position in the sector. In our portion of the Portfolio, the

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-116	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

energy sector provided a negative absolute return and underperformed the Index strongly. An overweight position in the sector detracted from relative performance. In the consumer discretionary sector, holdings in our portion of the Portfolio underperformed sector-related positions in the Index, which detracted from relative performance.

In our portion of the Portfolio, the level of exposure to individual sectors relative to the Index is generally a result of our Portfolio construction processes and should not be interpreted as tactical sector allocation decisions.

Dupont Capital

In our portion of the Portfolio, the most substantial sector contributions to performance relative to the MSCI Emerging Market Index came from financials, industrials and consumer discretionary. Favorable stock selection in the financials sector contributed positively to the Portfolio’s relative performance. Our portion of the Portfolio held an underweight position in financials in countries with high external funding needs. Financial stocks in these countries underperformed sharply when the U.S. Federal Reserve began to signal a reduction in monetary stimulus. Our portion of the Portfolio also benefited from positions in Eastern European bank stocks that performed well. An overweight position in the consumer discretionary sector also helped performance relative to the Index, as this sector was one of the few that had a positive return for the year. Favorable stock selection within the industrials sector also had a positive impact on relative performance.

In our portion of the Portfolio, technology, energy and utilities were the weakest-contributing sectors relative to the MSCI Emerging Markets Index. Stock selection and an underweight position in the technology sector detracted from performance. The energy sector was hurt by an overweight position in companies involved in coal mining, which fell as a result of weak coal prices. Stock selection in the utilities sector also took a toll on relative performance in our portion of the Portfolio.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

DFA

In our portion of the Portfolio, the strongest positive contributors to absolute performance during the reporting period were Taiwan chip manufacturer Inotera Memories, Korean financial holding company Shinhan Financial Group and Mexico-based cement company Cemex S.A.B. de C.V.

The greatest detractors from absolute performance in our portion of the Portfolio were Brazilian oil company Petroleo Brasileiro S.A., South African gold producer Gold Fields Ltd. and Russian gas producer Gazprom OAO.

Our strategy is designed and managed to capture the returns and diversification benefits of a broad cross-section of deep-value securities across the market-capitalization spectrum in emerging-market countries. Recent absolute performance and contribution to Portfolio returns generally do not affect our view of any particular holding, unless a security’s price movement has changed its designation as a value security. As a result, no action would generally be taken on this basis. However, associated price momentum may affect the timing of sales or purchases of a particular security.

DuPont Capital

In our portion of the Portfolio, strong performers included Mexico-based steel manufacturer Ternium, Korean financial services firm Shinhan Financial Group and Panama-based airline Copa Holdings. Ternium shares rose with improving steel prices in Brazil and Mexico. Stable earnings and credit quality helped lift the shares of Shinhan Financial Group. Shares of Copa Holdings advanced along with strong growth in the number of passengers the airline serviced. The Portfolio reduced each of these positions over the course of the year as other investment opportunities became more attractive.

Among the stocks that detracted from absolute performance in our portion of the Portfolio were South African gold miner AngloGold Ashanti, Chinese coal miner Yanzhou Coal Mining and touch-screen manufacturer TPK Holdings. Shares of AngloGold Ashanti and Yanzhou Coal Mining fell with the drop in gold prices and, in the case of AngloGold Ashanti, an increase in labor costs. Weak orders and increased competition hurt the shares of TPK holdings. With the exception of Yanzhou Coal, we maintained positions in these detractors.

mainstayinvestments.com	M-117

Did the Portfolio make any significant purchases or sales during the reporting period?

DFA

Security weights in our portion of the Portfolio generally do not change significantly from month to month. This is a result of our long-term investment approach and the large number of securities held. Changes typically occur because of new securities coming into the buy range, securities moving into the sell range, and fluctuations in market performance. Security weightings in the Portfolio could also be affected to the extent that a company’s market cap or price-to-book characteristics change.

In 2013, our portion of the Portfolio purchased a number of names that moved into the value range. These names include Korean ship builder Hyundai Heavy Industries, which rose to a 0.4% weight by the end of the reporting period. We also initiated a position in Indonesian bank Bank Mandiri Persero, which represented 0.3% of our portion of the Portfolio as of December 31, 2013. These two names were among the largest new positions in our portion of the Portfolio.

When stocks migrate into the growth range, we will be inclined to sell positions from our portion of the Portfolio. In 2013, our position in Mexico-based industrial conglomerate ALFA S.A.B. was sold down entirely from its starting weight of 1.0% of net assets in our portion of the Portfolio. Our position in Brazilian paper pulp manufacturer Fibria Celulose was reduced from a weight of 0.9% at the beginning of the reporting period, to a weight of 0.5% at year-end.

Dupont Capital

Among the large purchases in our portion of the Portfolio were South Korean automotive manufacturer Hyundai Motor and Russian steel producer Novolipetsk Steel. Hyundai Motor is a well-run company with a very strong financial position. The company has made great strides in improving its global product portfolio. The shares came under pressure as the Japanese yen weakened relative to the Korean won, which created a buying opportunity for the Portfolio. The Portfolio increased its position in the shares of Novolipetsk Steel as its shares came under pressure because of global growth concerns.

Among the largest sales in our portion of the Portfolio were Russian energy company Gazprom OAO and Chilean beverage company Compania Cervecerias Unidas. We reduced our position in Gazprom OAO, as high capital expenditures have increased the risk that future returns on capital may not be attractive. The position in Compania Cervecerias Unidas was sold during the second half of 2013 because of concerns about capital allocation plans and a decision to issue equity to fund acquisitions.

How did the Portfolio’s sector weightings change during the reporting period?

DFA

In our portion of the Portfolio, weightings relative to the MSCI Emerging Markets Index are a residual of a construction process that targets value stocks. With the exception of excluding REITs and certain highly regulated utilities, we generally do not make an active decision to time or weight sectors or industries.

At the beginning of the reporting period, our portion of the Portfolio held overweight positions relative to the MSCI Emerging Markets Index in materials, financials and industrials, and underweight positions in information technology, telecommunication services and consumer staples. During the reporting period, we increased holdings relative to the Index in energy, financials and materials, while we decreased holdings in the information technology, consumer discretionary and health care sectors.

Dupont Capital

Our portion of the Portfolio decreased its weighting in energy, moving from an overweight position relative to the MSCI Emerging Markets Index to a position that was neutral to the benchmark. The decrease in weight was due primarily to reducing positions in Gazprom OAO as well as China Petroleum and Chemical. An underweight position in consumer staples became more substantially underweight as this sector of the market has become unattractively valued relative to more economically sensitive areas.

Our portion of the Portfolio increased its weighting in materials, moving from neutral to an overweight position relative to the MSCI Emerging Markets Index. Shares in the materials sector came under pressure during the year because of concerns about global growth, particularly in China. With the decline in shares, we were able to find a number of investment opportunities that in our opinion were more attractive. Our portion of the Portfolio also increased its overweight position in the consumer discretionary sector during 2013. The increase was driven by

M-118	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

purchases of auto-related shares in Korea and China that became attractively valued.

How was the Portfolio positioned at the end of the reporting period?

DFA

As of December 31, 2013, our portion of the Portfolio held its most substantially overweight positions relative to the MSCI Emerging Markets Index in energy, financials and materials, with Portfolio weights being greater by at least five percentage points in each instance. As of the same date, the most substantially underweight sectors in our portion of the Portfolio were information technology, telecommunication services and consumer staples, with Portfolio weights being smaller by at least four percentage points in each instance.

DuPont Capital

As of December 31, 2013, our portion of the Portfolio held overweight positions relative to the MSCI

Emerging Markets Index in the materials, consumer discretionary and industrial sectors. We were overweight economically sensitive areas of the market because we believed those areas presented the most attractive investment opportunities.

As of the same date, our portion of the Portfolio held underweight positions in the consumer staples sector and among large-cap information technology companies. In our opinion, these market segments, which are less economically sensitive, are not attractively valued relative to the broader market. Our portion of the Portfolio is also underweight the financials sector, which we believe is not priced attractively relative to other opportunities, particularly in certain areas of emerging markets such as China and Brazil.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-119

Portfolio of Investments December 31, 2013

	Shares	Value
Common Stocks 94.2%†
Brazil 4.7%
Banco do Brasil S.A. (Commercial Banks)	60,288	$623,515
Banco Santander Brasil S.A., ADR (Commercial Banks)	107,652	656,677
Bematech S.A. (Computers & Peripherals)	7,200	28,107
BR Properties S.A. (Real Estate Management & Development)	346,600	2,732,546
BrasilAgro—Companhia Brasileira de Propriedades Agricolas (Food Products)	12,600	50,469
Brookfield Incorporacoes S.A. (Household Durables) (a)	58,216	28,377
Cia Providencia Industria e Comercio S.A. (Textiles, Apparel & Luxury Goods)	14,400	48,158
Embraer S.A. (Aerospace & Defense)	621,720	4,977,976
Even Construtora e Incorporadora S.A. (Household Durables)	370,700	1,280,579
Fibria Celulose S.A., Sponsored ADR (Paper & Forest Products) (a)	36,576	427,208
Gafisa S.A., ADR (Household Durables)	43,491	136,127
Gerdau S.A. (Metals & Mining)	17,100	109,373
Gerdau S.A., Sponsored ADR (Metals & Mining)	48,512	380,334
Industrias Romi S.A. (Machinery) (a)	3,600	9,079
JBS S.A. (Food Products)	105,500	392,173
Kepler Weber S.A. (Machinery)	3,300	57,349
Log-in Logistica Intermodal S.A. (Marine) (a)	1,900	6,604
Magnesita Refratarios S.A. (Construction Materials)	29,271	73,201
Marfrig Alimentos S.A. (Food Products) (a)	53,600	90,876
MMX Mineracao e Metalicos S.A. (Metals & Mining) (a)	15,588	4,625
MRV Engenharia e Participacoes S.A. (Household Durables)	5,400	19,295
Paranapanema S.A. (Metals & Mining) (a)	40,300	88,996
PDG Realty S.A. Empreendimentos e Participacoes (Household Durables) (a)	180,340	138,356
Petroleo Brasileiro S.A. (Oil, Gas & Consumable Fuels)	18,407	124,755
Petroleo Brasileiro S.A., ADR (Oil, Gas & Consumable Fuels)	108,074	1,489,260
Petroleo Brasileiro S.A., Sponsored ADR (Oil, Gas & Consumable Fuels)	179,729	2,640,219
Positivo Informatica S.A. (Computers & Peripherals)	9,900	12,043
Profarma Distribuidora de Produtos Farmaceuticos S.A. (Health Care Providers & Services)	100	790

	Shares	Value
Brazil (continued)
Rodobens Negocios Imobiliarios S.A. (Household Durables)	2,000	$11,105
Rossi Residencial S.A. (Household Durables) (a)	84,287	72,881
SLC Agricola S.A. (Food Products)	12,308	106,425
Tecnisa S.A. (Household Durables) (a)	5,700	21,648
Tereos Internacional S.A. (Food Products)	16,700	17,626
TPI—Triunfo Participacoes e Investimentos S.A. (Transportation Infrastructure)	7,500	30,200
Vanguarda Agro S.A. (Food Products) (a)	60,632	88,150

		16,975,102

Chile 0.8%
Aguas Andinas S.A. Class A (Water Utilities)	2,335,832	1,510,989
Cia General de Electricidad S.A. (Electric Utilities)	9,843	53,200
Cia Sud Americana de Vapores S.A. (Marine) (a)	394,861	20,666
Corpbanca S.A. (Commercial Banks)	1,873,312	25,840
Empresas CMPC S.A. (Paper & Forest Products)	161,200	392,715
Empresas Iansa S.A. (Food Products)	96,500	3,223
Enersis S.A., Sponsored ADR (Electric Utilities)	51,039	765,075
Inversiones Aguas Metropolitanas S.A. (Water Utilities)	26,299	44,545
Masisa S.A. (Paper & Forest Products)	430,626	28,192
Ripley Corp. S.A. (Multiline Retail)	62,190	44,975
Salfacorp S.A. (Construction & Engineering)	9,316	8,865
Sociedad Matriz SAAM S.A. (Transportation Infrastructure)	188,394	17,031
Socovesa S.A. (Household Durables)	26,762	6,570

		2,921,886

China 15.3%
Agile Property Holdings, Ltd. (Real Estate Management & Development)	108,000	115,740
Agricultural Bank of China, Ltd. Class H (Commercial Banks)	1,639,000	805,307
Air China, Ltd. (Airlines)	54,000	40,390
Aluminum Corp. of China, Ltd. (Metals & Mining) (a)	60,000	20,814
Aluminum Corp. of China, Ltd., ADR (Metals & Mining) (a)	8,650	75,255
AMVIG Holdings, Ltd. (Containers & Packaging)	60,000	28,552
Angang Steel Co., Ltd. Class H (Metals & Mining) (a)	112,000	83,195
Anhui Conch Cement Co., Ltd. (Construction Materials)	490,500	1,818,588

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2013, excluding short-term investment. May be subject to change daily.

M-120	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
China (continued)
Asia Cement China Holdings Corp. (Construction Materials)	66,000	$41,621
Asian Citrus Holdings, Ltd. (Food Products)	69,000	18,953
Bank of China, Ltd. Class H (Commercial Banks)	4,844,000	2,230,128
Bank of Communications Co., Ltd. Class H (Commercial Banks)	664,000	467,539
BBMG Corp. Class H (Construction Materials)	42,500	36,996
Beijing Capital International Airport Co., Ltd. Class H (Transportation Infrastructure)	106,000	83,249
Beijing Capital Land, Ltd. Class H (Real Estate Management & Development)	90,000	30,641
BYD Electronic International Co., Ltd. (Communications Equipment) (a)	89,000	51,764
C C Land Holdings, Ltd. (Real Estate Management & Development)	187,000	47,267
China Aerospace International Holdings, Ltd. (Electronic Equipment, Instruments & Components)	198,000	22,215
China Agri-Industries Holdings, Ltd. (Food Products)	165,800	82,319
China Aoyuan Property Group, Ltd. (Real Estate Management & Development)	222,000	46,666
China Automation Group, Ltd. (Machinery)	110,000	24,967
China Citic Bank Corp., Ltd. Class H (Commercial Banks)	632,000	342,313
China Coal Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	339,000	190,609
China Communications Construction Co., Ltd. Class H (Construction & Engineering)	349,000	281,296
China Construction Bank Corp. Class H (Commercial Banks)	2,816,000	2,124,447
China Dongxiang Group Co. (Textiles, Apparel & Luxury Goods)	165,000	28,088
China Everbright, Ltd. (Capital Markets)	68,000	107,687
China Glass Holdings, Ltd. (Building Products) (a)	172,000	19,519
China Haidian Holdings, Ltd. (Textiles, Apparel & Luxury Goods) (a)	130,000	12,741
China High Speed Transmission Equipment Group Co., Ltd. (Electrical Equipment) (a)	95,000	51,578
China Hongqiao Group, Ltd. (Metals & Mining)	104,500	71,964
China Huiyuan Juice Group, Ltd. (Food Products) (a)	37,500	24,132
China ITS Holdings Co., Ltd. (IT Services)	57,000	13,599
China Lumena New Materials Corp. (Chemicals)	260,000	50,965

	Shares	Value
China (continued)
China Merchants Holdings International Co., Ltd. (Transportation Infrastructure)	414,000	$1,510,929
China Metal Recycling Holdings, Ltd. (Metals & Mining) (a)(b)(c)	75,000	45,604
♦China Mobile, Ltd. (Wireless Telecommunication Services)	1,103,500	11,420,228
China National Building Material Co., Ltd. Class H (Construction Materials)	40,000	43,176
China National Materials Co., Ltd. Class H (Machinery)	101,000	21,752
China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	1,942,800	1,585,949
China Precious Metal Resources Holdings Co., Ltd. (Metals & Mining) (a)	134,000	20,564
China Properties Group, Ltd. (Real Estate Management & Development) (a)	124,000	31,662
China Railway Construction Corp., Ltd. Class H (Construction & Engineering)	155,500	154,812
China Railway Group, Ltd. Class H (Construction & Engineering)	163,000	84,293
China Rare Earth Holdings, Ltd. (Metals & Mining) (a)	130,000	18,106
China Rongsheng Heavy Industries Group Holdings, Ltd. (Machinery) (a)	102,000	15,916
China SCE Property Holdings, Ltd. (Real Estate Management & Development)	176,400	42,085
China Shanshui Cement Group Ltd. (Construction Materials)	48,000	20,613
China Shenhua Energy Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	1,803,000	5,696,646
China Shipping Container Lines Co., Ltd. Class H (Marine) (a)	364,000	94,822
China Shipping Development Co., Ltd. Class H (Marine) (a)	134,000	103,684
China South City Holdings, Ltd. (Real Estate Management & Development)	180,000	51,068
China Southern Airlines Co., Ltd. Class H (Airlines)	188,000	73,461
China Tontine Wines Group, Ltd. (Beverages) (a)	298,000	15,372
China Travel International Investment Hong Kong, Ltd. (Hotels, Restaurants & Leisure)	290,000	60,960
China Unicom Hong Kong, Ltd., ADR (Diversified Telecommunication Services)	37,272	561,316
China Vanadium Titano—Magnetite Mining Co., Ltd. (Metals & Mining) (a)	138,000	19,042
China Yurun Food Group, Ltd. (Food Products) (a)	113,000	72,426

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-121

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
China (continued)
China Zhongwang Holdings, Ltd. (Metals & Mining) (a)	166,000	$51,378
Chongqing Machinery & Electric Co., Ltd. Class H (Industrial Conglomerates)	168,000	21,449
Chongqing Rural Commercial Bank Co., Ltd. Class H (Commercial Banks)	108,000	52,090
Citic Pacific, Ltd. (Industrial Conglomerates)	123,000	188,125
Citic Resources Holdings, Ltd. (Trading Companies & Distributors) (a)	284,000	37,724
Comba Telecom Systems Holdings, Ltd. (Communications Equipment) (a)	79,500	27,476
COSCO Pacific, Ltd. (Transportation Infrastructure)	138,584	190,157
Dongfeng Motor Group Co., Ltd. Class H (Automobiles)	4,818,000	7,505,699
Evergrande Real Estate Group, Ltd. (Real Estate Management & Development)	463,000	176,141
Fantasia Holdings Group Co., Ltd. (Real Estate Management & Development)	169,500	29,291
Fosun International, Ltd. (Metals & Mining)	72,000	71,310
Franshion Properties China, Ltd. (Real Estate Management & Development)	286,000	98,846
Global Bio-Chem Technology Group Co., Ltd. (Food Products) (a)	200,000	15,475
Glorious Property Holdings, Ltd. (Real Estate Management & Development) (a)	125,000	26,921
Golden Meditech Holdings, Ltd. (Health Care Equipment & Supplies)	336,000	30,332
GOME Electrical Appliances Holdings, Ltd. (Specialty Retail)	756,000	139,417
Greentown China Holdings, Ltd. (Real Estate Management & Development)	40,000	61,076
Guangshen Railway Co., Ltd., Sponsored ADR (Road & Rail)	2,500	57,750
Harbin Power Equipment Co., Ltd. Class H (Electrical Equipment)	70,000	45,317
Heng Tai Consumables Group, Ltd. (Food & Staples Retailing) (a)	1,035,000	23,625
Hidili Industry International Development, Ltd. (Oil, Gas & Consumable Fuels) (a)	107,000	16,421
HKC Holdings, Ltd. (Construction & Engineering) (a)	248,000	8,315
Hopson Development Holdings, Ltd. (Real Estate Management & Development) (a)	30,000	36,290
Jiangxi Copper Co., Ltd. Class H (Metals & Mining)	12,000	21,665
Ju Teng International Holdings, Ltd. (Electronic Equipment, Instruments & Components)	74,000	48,861

	Shares	Value
China (continued)
Kaisa Group Holdings, Ltd. (Real Estate Management & Development) (a)	69,000	$22,513
Kingboard Chemical Holdings, Ltd. (Electronic Equipment, Instruments & Components)	58,800	153,174
Kingboard Laminates Holdings, Ltd. (Electronic Equipment, Instruments & Components)	108,000	45,822
KWG Property Holding, Ltd. (Real Estate Management & Development)	77,500	43,176
Lonking Holdings, Ltd. (Machinery) (a)	166,000	32,539
Maanshan Iron & Steel Class H (Metals & Mining) (a)	176,000	47,664
Maoye International Holdings, Ltd. (Multiline Retail)	135,000	24,199
Metallurgical Corp. of China, Ltd. Class H (Construction & Engineering) (a)	217,000	40,018
MIE Holdings Corp. (Oil, Gas & Consumable Fuels)	76,000	16,074
MMG, Ltd. (Metals & Mining) (a)	48,000	10,152
New World China Land, Ltd. (Real Estate Management & Development)	98,000	47,519
Nine Dragons Paper Holdings, Ltd. (Paper & Forest Products)	31,000	26,985
Pacific Basin Shipping, Ltd. (Marine)	3,626,000	2,599,920
Parkson Retail Group, Ltd. (Multiline Retail)	149,000	45,924
Peak Sport Products Co., Ltd. (Textiles, Apparel & Luxury Goods)	117,000	28,517
PetroChina Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	4,461,550	4,884,846
Poly Hong Kong Investments, Ltd. (Real Estate Management & Development)	174,000	92,674
Real Nutriceutical Group, Ltd. (Personal Products)	97,000	25,018
Renhe Commercial Holdings Co., Ltd. (Real Estate Management & Development) (a)	1,082,000	69,070
REXLot Holdings, Ltd. (Hotels, Restaurants & Leisure)	667,206	90,345
Samson Holding, Ltd. (Household Durables)	212,000	28,980
Semiconductor Manufacturing International Corp. (Semiconductors & Semiconductor Equipment) (a)	1,970,000	154,972
Shandong Chenming Paper Holdings, Ltd. Class H (Paper & Forest Products)	69,000	30,165
Shanghai Industrial Holdings, Ltd. (Industrial Conglomerates)	40,000	146,499
Shanghai Industrial Urban Development Group, Ltd. (Real Estate Management & Development) (a)	70,000	17,332
Shengli Oil & Gas Pipe Holdings, Ltd. (Energy Equipment & Services)	277,500	19,325

M-122	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
China (continued)
Shenzhen Investment, Ltd. (Real Estate Management & Development)	230,799	$86,911
Shougang Fushan Resources Group, Ltd. (Metals & Mining)	304,000	106,243
Shui On Land, Ltd. (Real Estate Management & Development)	349,833	107,373
Sino Oil and Gas Holdings, Ltd. (Oil, Gas & Consumable Fuels) (a)	985,000	31,757
Sino-Ocean Land Holdings, Ltd. (Real Estate Management & Development)	358,767	234,573
Sinofert Holdings, Ltd. (Chemicals)	216,000	35,098
Sinotrans Shipping, Ltd. (Marine)	133,000	48,539
Sinotrans, Ltd. Class H (Air Freight & Logistics)	220,000	83,128
Sinotruk Hong Kong, Ltd. (Machinery) (b)	3,025,500	1,701,144
Soho China, Ltd. (Real Estate Management & Development)	193,000	165,266
TCC International Holdings, Ltd. (Construction Materials)	102,000	49,985
Tiangong International Co., Ltd. (Metals & Mining)	152,000	43,909
Tianjin Port Development Holdings, Ltd. (Transportation Infrastructure)	204,000	34,990
Tianneng Power International, Ltd. (Auto Components)	52,000	19,112
TPV Technology, Ltd. (Computers & Peripherals)	82,000	16,920
VODone, Ltd. (Software) (a)	222,000	30,061
Wasion Group Holdings, Ltd. (Electronic Equipment, Instruments & Components)	2,000	1,223
Weichai Power Co., Ltd. Class H (Machinery)	882,000	3,571,541
Weiqiao Textile Co. Class H (Textiles, Apparel & Luxury Goods)	64,000	39,287
West China Cement, Ltd. (Construction Materials)	288,000	42,712
Xingda International Holdings, Ltd. (Auto Components)	16,000	9,574
Yanchang Petroleum International, Ltd. (Oil, Gas & Consumable Fuels) (a)	70,000	4,017
Yanzhou Coal Mining Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	82,000	74,869
Yuexiu Property Co., Ltd. (Real Estate Management & Development)	404,000	99,511
Zoomlion Heavy Industry Science and Technology Co., Ltd. (Machinery)	49,600	46,438

		55,664,344

	Shares	Value
Colombia 1.3%
BanColombia S.A., Sponsored ADR (Commercial Banks)	88,955	$4,360,574
Cementos Argos S.A. (Construction Materials)	8,300	42,145
Grupo de Inversiones Suramericana S.A. (Diversified Financial Services)	5,125	89,489
Grupo Nutresa S.A. (Food Products)	4,675	64,045

		4,556,253

Czech Republic 2.1%
♦Komercni Banka A.S. (Commercial Banks)	33,858	7,537,317
Unipetrol A.S. (Chemicals) (a)	10,000	84,595

		7,621,912

Hungary 0.2%
OTP Bank PLC (Commercial Banks)	28,948	549,275

India 1.7%
Reliance Industries, Ltd., Sponsored GDR (Oil, Gas & Consumable Fuels) (d)	199,337	5,788,746
Sesa Sterlite, Ltd., ADR (Metals & Mining)	28,801	379,021
State Bank of India, GDR (Commercial Banks)	657	37,548
Tata Steel, Ltd., GDR (Metals & Mining)	21,252	146,639

		6,351,954

Indonesia 4.7%
Adaro Energy Tbk PT (Oil, Gas & Consumable Fuels)	946,000	84,728
Agung Podomoro Land Tbk PT (Real Estate Management & Development)	299,000	5,282
AKR Corporindo Tbk PT (Trading Companies & Distributors)	4,302,500	1,546,708
Aneka Tambang Persero Tbk PT (Metals & Mining)	368,000	32,960
Astra International Tbk PT (Automobiles)	3,560,000	1,989,154
Bakrie Sumatera Plantations Tbk PT (Food Products) (a)	1,887,000	7,753
Bank Bukopin Tbk PT (Commercial Banks)	584,500	29,777
Bank Danamon Indonesia Tbk PT (Commercial Banks)	321,500	99,726
Bank Mandiri Persero Tbk PT (Commercial Banks)	406,500	262,204
Bank Negara Indonesia Persero Tbk PT (Commercial Banks)	716,500	232,554
Bank Pan Indonesia Tbk PT (Commercial Banks) (a)	389,000	21,096
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT (Commercial Banks)	227,000	16,601
Bank Rakyat Indonesia Persero Tbk PT (Commercial Banks)	3,096,300	1,844,550

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-123

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
Indonesia (continued)
Bank Tabungan Negara Persero Tbk PT (Commercial Banks)	436,223	$31,184
Barito Pacific Tbk PT (Chemicals) (a)	358,000	12,061
Benakat Integra Tbk PT (Oil, Gas & Consumable Fuels) (a)	1,089,000	9,933
Berau Coal Energy Tbk PT (Oil, Gas & Consumable Fuels) (a)	314,000	4,799
Bhakti Investama Tbk PT (Media)	2,097,500	58,599
Bisi International Tbk PT (Food Products)	92,000	4,233
Borneo Lumbung Energi & Metal Tbk PT (Metals & Mining) (a)	932,000	13,325
Bumi Resources Minerals Tbk PT (Metals & Mining) (a)	552,500	9,034
Ciputra Development Tbk PT (Real Estate Management & Development)	684,000	42,153
Ciputra Property Tbk PT (Real Estate Management & Development)	565,000	28,784
Energi Mega Persada Tbk PT (Oil, Gas & Consumable Fuels) (a)	5,217,000	30,007
Gajah Tunggal Tbk PT (Auto Components)	226,500	31,267
Garuda Indonesia Persero Tbk PT (Airlines) (a)	301,000	12,367
Hexindo Adiperkasa Tbk PT (Trading Companies & Distributors)	34,500	9,142
Holcim Indonesia Tbk PT (Construction Materials)	81,000	15,142
Indah Kiat Pulp & Paper Corp. Tbk PT (Paper & Forest Products) (a)	279,000	32,095
Indika Energy Tbk PT (Oil, Gas & Consumable Fuels)	287,500	13,938
Indo Tambangraya Megah Tbk PT (Oil, Gas & Consumable Fuels)	1,444,000	3,381,594
Intiland Development Tbk PT (Real Estate Management & Development)	876,000	22,674
Kawasan Industri Jababeka Tbk PT (Real Estate Management & Development)	1,951,130	30,942
Lippo Karawaci Tbk PT (Real Estate Management & Development)	2,085,500	155,941
Medco Energi Internasional Tbk PT (Oil, Gas & Consumable Fuels)	233,000	40,206
Multipolar Corp. Tbk PT (Multiline Retail)	288,500	8,534
Panin Financial Tbk PT (Insurance) (a)	2,317,000	37,125
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT (Food Products)	227,000	35,999
Polychem Indonesia Tbk PT (Chemicals) (a)	586,000	10,593
Ramayana Lestari Sentosa Tbk PT (Multiline Retail)	4,500	392
Salim Ivomas Pratama Tbk PT (Food Products)	169,000	10,832
Sampoerna Agro Tbk PT (Food Products)	94,000	15,448

	Shares	Value
Indonesia (continued)
Sentul City Tbk PT (Real Estate Management & Development) (a)	1,963,000	$25,324
Tiga Pilar Sejahtera Food Tbk PT (Food Products)	390,000	45,826
Timah Persero Tbk PT (Metals & Mining)	354,500	46,606
United Tractors Tbk PT (Machinery)	3,157,500	4,929,540
Vale Indonesia Tbk PT (Metals & Mining)	8,088,500	1,761,259

		17,089,991

Jordan 0.3%
Hikma Pharmaceuticals PLC (Pharmaceuticals)	62,777	1,248,506

Malaysia 2.6%
Affin Holdings BHD (Commercial Banks)	48,200	61,069
AirAsia BHD (Airlines)	93,600	62,867
APM Automotive Holdings BHD (Auto Components)	9,600	16,970
Berjaya Corp. BHD (Industrial Conglomerates)	381,100	68,646
BIMB Holdings BHD (Commercial Banks)	6,100	8,455
Boustead Holdings BHD (Industrial Conglomerates)	58,300	100,029
Cahya Mata Sarawak BHD (Industrial Conglomerates)	16,100	33,768
Coastal Contracts BHD (Machinery)	20,500	21,467
DRB-Hicom BHD (Automobiles)	108,900	93,756
Eastern & Oriental BHD (Real Estate Management & Development)	38,200	22,042
Evergreen Fibreboard BHD (Paper & Forest Products) (a)	99,100	13,917
Faber Group BHD (Health Care Providers & Services)	64,200	49,980
Genting BHD (Hotels, Restaurants & Leisure)	1,376,600	4,311,988
Genting Malaysia BHD (Hotels, Restaurants & Leisure)	216,900	290,039
Glomac BHD (Real Estate Management & Development)	83,300	28,483
HAP Seng Consolidated BHD (Industrial Conglomerates)	78,500	72,137
HAP Seng Plantations Holdings BHD (Food Products)	11,800	9,655
Hong Leong Financial Group BHD (Commercial Banks)	21,000	99,246
IGB Corp. BHD (Real Estate Management & Development)	107,800	89,518
IJM Corp. BHD (Construction & Engineering)	128,500	230,676
IJM Land BHD (Real Estate Management & Development)	44,200	34,410

M-124	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Malaysia (continued)
Inch Kenneth Kajang Rubber BHD (Industrial Conglomerates)	39,800	$10,085
Insas BHD (Capital Markets)	73,264	19,571
Iris Corp. BHD (Software)	213,600	18,259
JAKS Resources BHD (Construction & Engineering) (a)	176,800	27,258
JCY International BHD (Computers & Peripherals)	70,400	13,648
Karambunai Corp. BHD (Hotels, Restaurants & Leisure) (a)	613,700	14,989
Kian JOO CAN Factory BHD (Containers & Packaging)	31,300	29,814
KNM Group BHD (Energy Equipment & Services) (a)	120,800	16,596
KSL Holdings BHD (Real Estate Management & Development) (a)	69,100	46,411
KUB Malaysia BHD (Oil, Gas & Consumable Fuels) (a)	149,300	18,460
Kulim Malaysia BHD (Food Products)	60,900	63,959
Kwantas Corp. BHD (Food Products)	35,700	22,452
Lion Industries Corp. BHD (Metals & Mining)	108,300	24,302
Malayan Banking BHD (Commercial Banks)	579,125	1,757,442
Malayan Flour Mills BHD (Food Products)	20,300	9,420
Malaysian Bulk Carriers BHD (Marine)	30,100	16,265
Malaysian Resources Corp. BHD (Construction & Engineering)	146,000	57,500
MBM Resources BHD (Distributors)	18,200	17,836
Media Prima BHD (Media)	53,700	42,953
Metro Kajang Holdings BHD (Real Estate Management & Development)	39,040	32,062
MISC BHD (Marine) (a)	139,200	242,235
MMC Corp. BHD (Industrial Conglomerates)	113,300	99,620
Mudajaya Group BHD (Construction & Engineering)	24,000	21,249
Muhibbah Engineering (M) BHD (Construction & Engineering)	2,100	1,462
Mulpha International BHD (Diversified Financial Services) (a)	161,400	20,203
Multi-Purpose Holdings BHD (Hotels, Restaurants & Leisure)	50,300	48,526
Naim Holdings BHD (Real Estate Management & Development)	33,000	36,773
OSK Holdings BHD (Capital Markets)	67,700	34,103
Parkson Holdings BHD (Multiline Retail)	16,800	14,105
PPB Group BHD (Food Products)	60,600	298,606
RHB Capital BHD (Commercial Banks)	76,529	184,576
Rimbunan Sawit BHD (Food Products)	43,600	10,449
Salcon BHD (Water Utilities)	72,400	14,588
Sarawak Plantation BHD (Food Products)	30,200	23,695

	Shares	Value
Malaysia (continued)
Scomi Group BHD (Energy Equipment & Services) (a)	139,000	$15,489
Selangor Properties BHD (Real Estate Management & Development)	31,300	45,868
Sunway BHD (Real Estate Management & Development)	54,666	45,395
Ta Ann Holdings BHD (Paper & Forest Products)	11,100	14,131
TA Enterprise BHD (Hotels, Restaurants & Leisure)	174,000	41,435
TDM BHD (Food Products)	30,000	8,701
TH Plantations BHD (Food Products)	30,300	17,391
Time dotCom BHD (Diversified Telecommunication Services) (a)	14,340	15,542
Unisem M BHD (Semiconductors & Semiconductor Equipment)	22,900	6,991
UOA Development BHD (Real Estate Management & Development)	48,900	28,962
Wah Seong Corp. BHD (Energy Equipment & Services)	55,399	27,907
WCT Holdings BHD (Construction & Engineering)	97,060	60,746
YTL Corp. BHD (Multi-Utilities)	527,360	260,822

		9,617,970

Mexico 7.7%
♦America Movil S.A.B. de C.V. Series L (Wireless Telecommunication Services)	10,773,820	12,534,318
Axtel S.A.B. de C.V. (Diversified Telecommunication Services) (a)	141,000	50,432
Cemex S.A.B. de C.V., Sponsored ADR (Construction Materials) (a)	119,145	1,409,485
Cia Minera Autlan S.A.B. de C.V. (Metals & Mining)	21,790	16,939
Consorcio ARA S.A.B. de C.V. (Household Durables) (a)	108,695	42,457
Controladora Comercial Mexicana S.A.B. de C.V. (Food & Staples Retailing)	61,333	266,349
Corporacion GEO S.A.B. de C.V. Series B (Household Durables) (a)(c)	88,600	1,661
Desarrolladora Homex S.A.B. de C.V., ADR (Household Durables) (a)	6,900	8,073
Empresas ICA S.A.B. de C.V., Sponsored ADR (Construction & Engineering) (a)	17,519	148,036
Gruma S.A.B. de C.V. Class B (Food Products) (a)	21,500	162,528
Grupo Aeromexico S.A.B. de C.V. (Airlines) (a)	800	1,101
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation Infrastructure) (a)	5,534	18,548

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-125

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
Mexico (continued)
Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B (Transportation Infrastructure)	49,341	$262,227
Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR (Transportation Infrastructure)	4,000	498,520
Grupo Comercial Chedraui S.A. de C.V. (Food & Staples Retailing)	31,400	110,579
Grupo Famsa S.A.B. de C.V. Class A (Multiline Retail) (a)	1,000	1,809
Grupo Financiero Banorte S.A.B. de C.V. Class O (Commercial Banks)	277,268	1,939,697
Grupo Financiero Inbursa S.A.B. de C.V. (Commercial Banks)	63,994	181,055
Grupo Simec S.A.B. de C.V. Series B (Metals & Mining) (a)	17,499	72,910
Industrias Bachoco S.A.B. de C.V., ADR (Food Products)	3,919	157,818
Industrias CH S.A.B. de C.V. Series B (Metals & Mining) (a)	25,200	170,232
Megacable Holdings S.A.B. de C.V. (Media)	59,751	202,046
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure) (a)	76,500	194,934
Organizacion Soriana S.A.B. de C.V. Class B (Food & Staples Retailing) (a)	61,941	222,972
♦Ternium S.A., Sponsored ADR (Metals & Mining)	290,236	9,084,387
TV Azteca S.A.B. de C.V. (Media)	83,664	44,599
Urbi Desarrollos Urbanos S.A.B. de C.V. (Household Durables) (a)(b)(c)	101,900	10,926

		27,814,638

Panama 0.4%
Copa Holdings S.A. Class A (Airlines)	7,979	1,277,518

Peru 0.5%
Cia de Minas Buenaventura S.A., ADR (Metals & Mining)	173,726	1,949,206

Philippines 0.2%
Atlas Consolidated Mining & Development (Metals & Mining)	32,500	10,647
BDO Unibank, Inc. (Commercial Banks)	92,670	143,236
Cebu Air, Inc. (Airlines)	5,000	5,278
China Banking Corp. (Commercial Banks)	35,453	47,130
Filinvest Land, Inc. (Real Estate Management & Development)	1,563,000	49,655
First Philippine Holdings Corp. (Electric Utilities)	22,100	26,740
Global-Estate Resorts, Inc. (Real Estate Management & Development) (a)	570,000	17,338

	Shares	Value
Philippines (continued)
JG Summit Holdings, Inc. (Industrial Conglomerates)	101,200	$87,901
Lopez Holdings Corp. (Media)	273,200	24,622
Megaworld Corp. (Real Estate Management & Development)	1,384,000	101,034
Philippine National Bank (Commercial Banks) (a)	22,810	44,327
Rizal Commercial Banking Corp. (Commercial Banks)	19,780	18,941
Robinsons Land Corp. (Real Estate Management & Development)	51,500	23,161
San Miguel Corp. (Industrial Conglomerates)	54,870	77,269
Top Frontier Investment Holdings Inc. (Industrial Conglomerates) (a)(b)(c)	6,992	6,065
Union Bank of Philippines (Commercial Banks)	23,150	65,722
Vista Land & Lifescapes, Inc. (Real Estate Management & Development)	484,000	56,707

		805,773

Poland 4.8%
Asseco Poland S.A. (Software)	7,269	110,609
Bank Handlowy w Warszawie S.A. (Commercial Banks)	104,470	3,630,973
Bank Pekao S.A. (Commercial Banks)	118,178	7,021,715
Enea S.A. (Electric Utilities)	10,613	47,777
Getin Holding S.A. (Commercial Banks)	347	433
Grupa Lotos S.A. (Oil, Gas & Consumable Fuels) (a)	164,074	1,925,299
KGHM Polska Miedz S.A. (Metals & Mining)	3,129	122,216
Kopex S.A. (Machinery)	2,064	7,215
Netia S.A. (Diversified Telecommunication Services) (a)	23,993	41,854
PGE S.A. (Electric Utilities)	86,246	464,767
Polimex-Mostostal S.A. (Construction & Engineering) (a)	58,304	2,509
Polski Koncern Naftowy Orlen S.A. (Oil, Gas & Consumable Fuels)	42,274	573,719
Tauron Polska Energia S.A. (Electric Utilities)	138,576	200,452
Telekomunikacja Polska S.A. (Diversified Telecommunication Services)	1,044,662	3,388,784

		17,538,322

Republic of Korea 22.1%
AUK Corp. (Semiconductors & Semiconductor Equipment) (a)	11,290	22,840
BS Financial Group, Inc. (Commercial Banks)	7,900	119,771

M-126	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Republic of Korea (continued)
China Ocean Resources Co., Ltd. (Food Products) (a)	7,670	$30,815
COSMO Chemical Co., Ltd. (Chemicals) (a)	2,200	14,947
Dae Han Flour Mills Co., Ltd. (Food Products)	258	37,526
Daechang Co., Ltd. (Metals & Mining)	25,940	24,432
Daelim Industrial Co., Ltd. (Construction & Engineering)	3,531	314,841
Daewoo Engineering & Construction Co., Ltd. (Construction & Engineering) (a)	6,440	44,973
Daewoo Securities Co., Ltd. (Capital Markets)	7,530	63,502
Daishin Securities Co., Ltd. (Capital Markets)	3,040	22,612
DGB Financial Group, Inc. (Commercial Banks)	3,260	50,969
Dongbu Securities Co., Ltd. (Capital Markets)	7,510	23,732
Dongkuk Steel Mill Co., Ltd. (Metals & Mining)	4,860	60,557
Dongwha Pharm Co., Ltd. (Pharmaceuticals)	7,240	30,117
Doosan Corp. (Industrial Conglomerates)	200	26,437
Doosan Engineering & Construction Co., Ltd. (Construction & Engineering) (a)	7	12
Doosan Infracore Co., Ltd. (Machinery) (a)	1,610	19,222
Eugene Investment & Securities Co., Ltd. (Capital Markets) (a)	10,150	20,197
GS Engineering & Construction Corp. (Construction & Engineering)	2,246	64,910
GS Holdings (Oil, Gas & Consumable Fuels)	6,691	363,286
Gwangju Shinsegae Co., Ltd. (Multiline Retail)	47	11,245
Hana Financial Group, Inc. (Commercial Banks)	22,966	955,330
Hanil Cement Co., Ltd. (Construction Materials)	446	35,922
Hanjin Heavy Industries & Construction Co., Ltd. (Machinery) (a)	5,540	63,256
Hanjin Shipping Co., Ltd. (Marine) (a)	10,650	77,300
Hanjin Transportation Co., Ltd. (Air Freight & Logistics)	1,660	29,964
Hansol Paper Co. (Paper & Forest Products)	4,580	49,040
Hanwha Chemical Corp. (Chemicals)	11,020	225,026
Hanwha Corp. (Chemicals)	3,560	132,233
Hanwha Securities Co. (Capital Markets) (a)	7,600	24,485
HMC Investment Securities Co., Ltd. (Capital Markets)	2,540	23,610
Hyosung Corp. (Chemicals)	2,989	199,106

	Shares	Value
Republic of Korea (continued)
Hyundai BNG Steel Co., Ltd. (Metals & Mining) (a)	1,180	$14,424
Hyundai Department Store Co., Ltd. (Multiline Retail)	22,548	3,439,833
Hyundai Development Co. (Construction & Engineering)	7,400	162,676
♦Hyundai Heavy Industries Co., Ltd. (Machinery)	41,939	10,213,032
Hyundai Mobis (Auto Components)	25,973	7,223,268
♦Hyundai Motor Co. (Automobiles)	50,815	11,387,452
Hyundai Securities Co., Ltd. (Capital Markets)	14,040	77,826
Hyundai Steel Co. (Metals & Mining)	5,901	482,547
Industrial Bank of Korea (Commercial Banks)	17,540	201,934
ISU Chemical Co., Ltd. (Chemicals)	1,460	17,708
JB Financial Group Co., Ltd. (Commercial Banks) (a)	8,110	48,874
Kangwon Land, Inc. (Hotels, Restaurants & Leisure)	95,640	2,804,812
KB Financial Group, Inc. (Commercial Banks)	32,310	1,293,502
KCC Corp. (Building Products)	552	245,048
Keangnam Enterprises, Ltd. (Construction & Engineering) (a)	3,550	11,824
KISWIRE, Ltd. (Metals & Mining)	940	33,268
Kolon Industries, Inc. (Chemicals)	2,297	119,056
Korea Investment Holdings Co., Ltd. (Capital Markets)	5,120	197,940
Korea Life Insurance Co., Ltd. (Insurance)	19,850	142,760
KTB Investment & Securities Co., Ltd. (Capital Markets) (a)	16,210	33,408
Kyobo Securities Co. (Capital Markets)	6,510	27,265
LG Chem, Ltd. (Chemicals)	18,985	5,387,793
LG Corp. (Industrial Conglomerates)	1,234	74,834
LG Display Co., Ltd. (Electronic Equipment, Instruments & Components) (a)	10,790	259,181
LG Electronics, Inc. (Household Durables)	6,144	396,462
LG International Corp. (Trading Companies & Distributors)	1,820	49,581
LIG Insurance Co., Ltd. (Insurance)	300	9,366
Lotte Chemical Corp. (Chemicals)	22	4,836
Lotte Chilsung Beverage Co., Ltd. (Beverages)	71	102,596
Lotte Confectionery Co., Ltd. (Food Products)	80	144,938
Lotte Shopping Co., Ltd. (Multiline Retail)	994	380,514
Meritz Securities Co., Ltd. (Capital Markets)	31,740	52,632
Mirae Asset Securities Co., Ltd. (Capital Markets)	3,030	110,250

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-127

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
Republic of Korea (continued)
Moorim P&P Co., Ltd. (Paper & Forest Products)	6,320	$34,135
Nexen Corp. (Auto Components)	133	9,817
Poongsan Corp. (Metals & Mining)	2,400	65,040
Poongsan Holdings Corp. (Metals & Mining)	1,230	34,265
♦POSCO (Metals & Mining)	5,450	1,686,099
♦POSCO, ADR (Metals & Mining)	90,893	7,089,654
S&T Dynamics Co., Ltd. (Aerospace & Defense)	2,240	27,062
S&T Motiv Co., Ltd. (Auto Components)	750	19,401
Samsung C&T Corp. (Trading Companies & Distributors)	2,909	167,040
Samsung Electronics Co., Ltd. (Semiconductors & Semiconductor Equipment)	1,876	2,438,880
Samsung Heavy Industries Co., Ltd. (Machinery)	52,190	1,881,679
Samsung Life Insurance Co., Ltd. (Insurance)	709	69,869
Samsung SDI Co., Ltd. (Electronic Equipment, Instruments & Components)	1,760	270,166
♦Shinhan Financial Group Co., Ltd. (Commercial Banks)	284,920	12,769,902
Shinsegae Co., Ltd. (Multiline Retail)	15,395	3,683,363
Shinsung Solar Energy Co., Ltd. (Semiconductors & Semiconductor Equipment) (a)	11,829	12,666
SK Chemicals Co., Ltd. (Chemicals)	1,420	74,273
SK Gas Co., Ltd. (Oil, Gas & Consumable Fuels)	664	47,125
SK Holdings Co., Ltd. (Industrial Conglomerates)	2,310	418,070
SK Innovation Co., Ltd. (Oil, Gas & Consumable Fuels)	3,716	498,237
SK Networks Co., Ltd. (Trading Companies & Distributors)	13,210	94,630
SK Securities Co., Ltd. (Capital Markets) (a)	29,350	19,718
SKC Co., Ltd. (Chemicals)	900	26,053
Ssangyong Cement Industrial Co., Ltd. (Construction Materials) (a)	7,890	51,212
STX Pan Ocean Co., Ltd. (Marine) (a)(b)(c)	13,480	9,733
Taekwang Industrial Co., Ltd. (Chemicals)	30	36,670
UNID Co., Ltd. (Chemicals)	639	35,845
Woori Finance Holdings Co., Ltd. (Commercial Banks)	32,240	406,303
Woori Investment & Securities Co., Ltd. (Capital Markets)	5,890	53,523
Youlchon Chemical Co., Ltd. (Containers & Packaging)	4,830	53,776

		80,417,861

	Shares	Value
Russia 6.6%
Federal Hydrogenerating Co. JSC, ADR (Electric Utilities)	165,341	$285,379
♦Gazprom OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	915,388	7,866,112
Magnitogorsk Iron & Steel Works, GDR (Metals & Mining) (a)	18,065	54,159
Mechel, Sponsored ADR (Metals & Mining) (a)	1,024	2,621
♦Novolipetsk Steel OJSC, GDR (Metals & Mining)	464,926	7,852,600
Phosagro OAO, GDR (Chemicals)	160,061	1,566,197
Sberbank of Russia, Sponsored ADR (Commercial Banks)	507,079	6,379,054

		24,006,122

South Africa 6.8%
Adcorp Holdings, Ltd. (Professional Services)	1,224	3,792
African Bank Investments, Ltd. (Diversified Financial Services)	30,700	35,266
African Rainbow Minerals, Ltd. (Metals & Mining)	14,451	260,366
Allied Electronics Corp., Ltd. (Industrial Conglomerates)	5,283	11,961
AngloGold Ashanti, Ltd., Sponsored ADR (Metals & Mining)	172,620	2,023,106
ArcelorMittal South Africa, Ltd. (Metals & Mining) (a)	20,652	73,434
Aveng, Ltd. (Construction & Engineering) (a)	46,337	116,792
Barclays Africa Group, Ltd. (Commercial Banks)	234,127	2,951,696
Barloworld, Ltd. (Trading Companies & Distributors)	28,094	267,844
Blue Label Telecoms, Ltd. (Commercial Services & Supplies)	45,597	36,947
Business Connexion Group, Ltd. (IT Services)	16,350	8,557
Clover Industries, Ltd. (Food Products)	4,236	7,349
DataTec, Ltd. (Electronic Equipment, Instruments & Components)	15,459	76,322
DRDGOLD, Ltd., Sponsored ADR (Metals & Mining)	5,200	19,188
Eqstra Holdings, Ltd. (Trading Companies & Distributors)	12,633	9,634
Gold Fields, Ltd. (Metals & Mining)	15,436	48,398
Gold Fields, Ltd., Sponsored ADR (Metals & Mining)	39,342	125,894
Grindrod, Ltd. (Marine)	50,593	135,188
Group Five, Ltd. (Construction & Engineering)	16,436	63,519

M-128	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
South Africa (continued)
Harmony Gold Mining Co., Ltd., Sponsored ADR (Metals & Mining)	52,500	$132,825
Hulamin, Ltd. (Metals & Mining) (a)	3,311	1,626
Impala Platinum Holdings, Ltd. (Metals & Mining)	218,168	2,558,119
Investec, Ltd. (Capital Markets)	30,427	216,093
JD Group, Ltd. (Specialty Retail)	12,447	34,422
Lewis Group, Ltd. (Specialty Retail)	11,215	75,800
MMI Holdings, Ltd. (Insurance)	134,087	323,394
Mondi, Ltd. (Paper & Forest Products)	6,288	107,717
Mpact, Ltd. (Containers & Packaging)	3,473	8,906
MTN Group, Ltd. (Wireless Telecommunication Services)	312,408	6,463,183
Nedbank Group, Ltd. (Commercial Banks)	27,443	549,383
Northam Platinum, Ltd. (Metals & Mining) (a)	19,499	78,070
Petmin, Ltd. (Metals & Mining)	91,673	16,779
PPC, Ltd. (Construction Materials)	410,476	1,228,689
Raubex Group, Ltd. (Construction & Engineering)	12,126	25,142
Reunert, Ltd. (Industrial Conglomerates)	368,768	2,408,066
Royal Bafokeng Platinum, Ltd. (Metals & Mining) (a)	6,699	37,678
Sappi, Ltd. (Paper & Forest Products) (a)	422,321	1,318,495
Sibanye Gold, Ltd. (Metals & Mining)	15,436	18,099
Sibanye Gold, Ltd., Sponsored ADR (Metals & Mining)	9,835	47,306
Standard Bank Group, Ltd. (Commercial Banks)	139,880	1,725,765
Steinhoff International Holdings, Ltd. (Household Durables)	162,593	699,506
Super Group, Ltd. (Specialty Retail) (a)	4,012	10,001
Telkom SA SOC, Ltd. (Diversified Telecommunication Services) (a)	35,206	93,972
Tongaat Hulett, Ltd. (Food Products)	14,198	153,891
Trencor, Ltd. (Marine)	19,868	130,686
Zeder Investments, Ltd. (Capital Markets)	33,798	13,854

		24,752,720

Taiwan 7.7%
Ability Enterprise Co., Ltd. (Leisure Equipment & Products)	43,000	27,124
Accton Technology Corp. (Communications Equipment)	58,000	30,651
Acer, Inc. (Computers & Peripherals) (a)	241,000	147,979
Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	2,415,000	2,244,552
AGV Products Corp. (Food Products) (a)	89,000	27,473

	Shares	Value
Taiwan (continued)
Alpha Networks, Inc. (Communications Equipment)	22,000	$15,944
Altek Corp. (Leisure Equipment & Products)	40,000	28,117
Ambassador Hotel (The) (Hotels, Restaurants & Leisure)	21,000	20,962
AmTRAN Technology Co., Ltd. (Household Durables)	88,000	59,644
Ardentec Corp. (Semiconductors & Semiconductor Equipment)	43,430	31,913
Asia Optical Co., Inc. (Leisure Equipment & Products) (a)	31,000	30,580
Asia Vital Components Co., Ltd. (Computers & Peripherals)	48,288	32,890
AU Optronics Corp., Sponsored ADR (Electronic Equipment, Instruments & Components) (a)	83,462	260,401
Audix Corp. (Electrical Equipment)	15,000	15,703
AVerMedia Technologies, Inc. (Household Durables)	36,000	15,763
Bank of Kaohsiung (Commercial Banks)	111,980	35,844
BES Engineering Corp. (Construction & Engineering)	155,000	46,755
Biostar Microtech International Corp. (Computers & Peripherals)	68,000	29,091
Capital Securities Corp. (Capital Markets)	154,000	57,097
Carnival Industrial Corp. (Textiles, Apparel & Luxury Goods)	100,000	29,091
Champion Building Materials Co., Ltd. (Building Products) (a)	70,000	30,768
Chang Hwa Commercial Bank (Commercial Banks)	442,639	272,533
Charoen Pokphand Enterprise Taiwan Co., Ltd. (Food Products)	70,000	37,110
Cheng Loong Corp. (Containers & Packaging)	109,000	52,482
Cheng Uei Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	14,000	28,091
Chia Hsin Cement Corp. (Construction Materials) (a)	78,280	41,237
Chien Kuo Construction Co., Ltd. (Construction & Engineering)	73,000	34,046
Chimei Innolux Corp. (Electronic Equipment, Instruments & Components) (a)	647,907	246,741
China Airlines, Ltd. (Airlines) (a)	212,000	77,890
China Development Financial Holding Corp. (Commercial Banks)	1,034,000	312,245
China Electric Manufacturing Corp. (Electrical Equipment)	50,000	23,990
China General Plastics Corp. (Chemicals)	70,220	39,818

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-129

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
China Man-Made Fiber Corp. (Chemicals) (a)	118,000	$49,887
China Motor Corp. (Automobiles)	67,000	64,856
China Petrochemical Development Corp. (Chemicals)	192,600	87,888
China Synthetic Rubber Corp. (Chemicals)	53,000	49,971
Chinese Maritime Transport, Ltd. (Marine)	23,000	31,255
Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	976,000	1,534,236
Chung Hsin Electric & Machinery Manufacturing Corp. (Construction & Engineering)	54,000	40,948
Chung Hung Steel Corp. (Metals & Mining) (a)	103,000	29,583
Chunghwa Picture Tubes Ltd. (Electronic Equipment, Instruments & Components) (a)	485,000	32,546
CMC Magnetics Corp. (Computers & Peripherals) (a)	266,000	43,733
Compal Electronics, Inc. (Computers & Peripherals)	8,244,000	6,320,580
Compeq Manufacturing Co. (Electronic Equipment, Instruments & Components)	107,000	62,649
Continental Holdings Corp. (Construction & Engineering)	82,000	29,577
Coretronic Corp. (Electronic Equipment, Instruments & Components)	84,000	83,004
Coxon Precise Industrial Co., Ltd. (Electronic Equipment, Instruments & Components)	15,000	23,655
CSBC Corp. Taiwan (Machinery)	48,410	31,187
D-Link Corp. (Communications Equipment)	70,000	42,394
E Ink Holdings, Inc. (Electronic Equipment, Instruments & Components) (a)	75,000	41,144
E.Sun Financial Holding Co., Ltd. (Commercial Banks)	460,610	306,007
Eastern Media International Corp. (Commercial Services & Supplies) (a)	116,281	59,109
Epistar Corp. (Semiconductors & Semiconductor Equipment) (a)	67,000	129,039
Eternal Chemical Co., Ltd. (Chemicals)	38,000	36,975
Evergreen International Storage & Transport Corp. (Road & Rail)	63,000	43,968
Evergreen Marine Corp. Taiwan, Ltd. (Marine) (a)	166,000	101,371
Excelsior Medical Co., Ltd. (Health Care Providers & Services)	16,500	32,775

	Shares	Value
Taiwan (continued)
Far Eastern International Bank (Commercial Banks)	154,746	$64,643
First Financial Holding Co., Ltd. (Commercial Banks)	672,909	418,825
First Insurance Co., Ltd. (Insurance)	63,000	41,537
First Steamship Co., Ltd. (Marine)	12,881	8,622
Forhouse Corp. (Semiconductors & Semiconductor Equipment)	52,000	19,716
Formosa Epitaxy, Inc. (Semiconductors & Semiconductor Equipment) (a)	41,000	23,455
Formosa Taffeta Co., Ltd. (Textiles, Apparel & Luxury Goods)	82,000	99,186
Formosan Rubber Group, Inc. (Chemicals)	52,000	48,941
FSP Technology, Inc. (Electrical Equipment)	35,000	31,943
Fubon Financial Holding Co., Ltd. (Diversified Financial Services)	725,462	1,061,290
Fulltech Fiber Glass Corp. (Electronic Equipment, Instruments & Components) (a)	30,772	11,977
Fwusow Industry Co., Ltd. (Food Products)	59,976	29,582
Gemtek Technology Corp. (Communications Equipment)	36,000	34,063
Getac Technology Corp. (Computers & Peripherals)	43,000	22,291
Gigabyte Technology Co., Ltd. (Computers & Peripherals)	61,000	73,683
Gintech Energy Corp. (Semiconductors & Semiconductor Equipment) (a)	35,000	39,928
Global Brands Manufacture, Ltd. (Electronic Equipment, Instruments & Components) (a)	73,257	25,809
Gloria Material Technology Corp. (Metals & Mining)	26,250	19,201
Gold Circuit Electronics, Ltd. (Electronic Equipment, Instruments & Components) (a)	115,000	27,782
Goldsun Development & Construction Co., Ltd. (Construction Materials)	145,000	60,328
Grand Pacific Petrochemical Corp. (Chemicals)	95,000	73,792
Green Energy Technology, Inc. (Semiconductors & Semiconductor Equipment) (a)	29,825	31,423
HannStar Display Corp. (Electronic Equipment, Instruments & Components) (a)	193,000	71,557
Harvatek Corp. (Semiconductors & Semiconductor Equipment) (a)	57,570	31,679
Hey Song Corp. (Beverages)	22,500	26,423
Ho Tung Chemical Corp. (Chemicals)	109,200	52,762

M-130	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Holy Stone Enterprise Co., Ltd. (Electronic Equipment, Instruments & Components)	7,700	$9,766
Hua Nan Financial Holdings Co., Ltd. (Commercial Banks)	250,950	146,511
Hung Poo Real Estate Development Corp. (Real Estate Management & Development)	40,000	40,398
Inotera Memories, Inc. (Semiconductors & Semiconductor Equipment) (a)	193,000	142,466
ITE Technology, Inc. (Semiconductors & Semiconductor Equipment)	25,472	21,879
King Yuan Electronics Co., Ltd. (Semiconductors & Semiconductor Equipment)	136,000	93,318
Kinpo Electronics (Household Durables)	6,000	2,204
Kwong Fong Industries Corp. (Textiles, Apparel & Luxury Goods)	54,400	35,684
KYE Systems Corp. (Computers & Peripherals)	71,000	29,064
L&K Engineering Co., Ltd. (Commercial Services & Supplies)	23,000	21,994
Lealea Enterprise Co., Ltd. (Textiles, Apparel & Luxury Goods)	88,580	32,991
Leofoo Development Co. Ltd. (Hotels, Restaurants & Leisure) (a)	27,000	11,279
Li Peng Enterprise Co., Ltd. (Textiles, Apparel & Luxury Goods) (a)	49,926	24,290
Lien Hwa Industrial Corp. (Food Products)	57,000	37,103
Lingsen Precision Industries, Ltd. (Semiconductors & Semiconductor Equipment)	52,000	28,178
Lite-On Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	23,000	14,933
Macronix International Co., Ltd. (Semiconductors & Semiconductor Equipment) (a)	414,154	93,243
Marketech International Corp. (Electronic Equipment, Instruments & Components)	47,000	28,071
Masterlink Securities Corp. (Capital Markets)	102,000	35,422
Mega Financial Holding Co., Ltd. (Commercial Banks)	1,027,866	865,651
Mercuries & Associates, Ltd. (Multiline Retail)	17,280	12,234
Micro-Star International Co., Ltd. (Computers & Peripherals)	92,000	74,703
Mirle Automation Corp. (Machinery)	46,350	39,502

	Shares	Value
Taiwan (continued)
Mitac Holdings Corp. (Computers & Peripherals) (a)	64,000	$61,845
Nan Ya Printed Circuit Board Corp. (Electronic Equipment, Instruments & Components) (a)	23,000	28,785
Nien Hsing Textile Co., Ltd. (Textiles, Apparel & Luxury Goods)	34,909	35,959
Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	1,021,000	4,179,442
Opto Technology Corp. (Semiconductors & Semiconductor Equipment)	76,000	32,385
Pan-International Industrial Corp. (Electronic Equipment, Instruments & Components)	42,420	32,309
Pegatron Corp. (Computers & Peripherals)	157,000	202,285
Phihong Technology Co., Ltd. (Electrical Equipment)	20,000	12,683
Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	119,000	181,873
President Securities Corp. (Capital Markets)	88,580	52,607
Qisda Corp. (Computers & Peripherals) (a)	176,000	43,286
Radium Life Tech Co., Ltd. (Real Estate Management & Development)	5,935	4,769
Richtek Technology Corp. (Semiconductors & Semiconductor Equipment)	6,000	27,983
Ritek Corp. (Computers & Peripherals) (a)	299,000	50,663
Sheng Yu Steel Co., Ltd. (Metals & Mining)	44,000	33,144
Shih Wei Navigation Co., Ltd. (Marine)	39,989	28,311
Shihlin Electric & Engineering Corp. (Electrical Equipment)	30,000	38,251
Shin Kong Financial Holding Co., Ltd. (Insurance)	762,050	263,362
Shinkong Synthetic Fibers Corp. (Chemicals)	174,000	61,010
Sigurd Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	67,000	63,957
Silicon Integrated Systems Corp. (Semiconductors & Semiconductor Equipment) (a)	86,000	25,682
Sino-American Silicon Products, Inc. (Semiconductors & Semiconductor Equipment) (a)	44,000	74,850
Sinon Corp. (Chemicals)	37,000	20,732
SinoPac Financial Holdings Co., Ltd. (Commercial Banks)	614,937	306,401
Solar Applied Materials Technology Co. (Chemicals)	22,000	18,823

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-131

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Sunrex Technology Corp. (Computers & Peripherals)	47,000	$18,214
Supreme Electronics Co., Ltd. (Electronic Equipment, Instruments & Components)	64,760	32,702
TA Chen Stainless Pipe Co., Ltd. (Metals & Mining) (a)	12,100	5,724
Ta Chong Bank, Ltd. (Commercial Banks) (a)	171,124	62,298
TA-I Technology Co., Ltd. (Semiconductors & Semiconductor Equipment)	22,278	11,399
Tah Hsin Industrial Co., Ltd. (Textiles, Apparel & Luxury Goods)	31,000	31,204
Taichung Commercial Bank (Commercial Banks)	169,214	62,170
Tainan Enterprises Co., Ltd. (Textiles, Apparel & Luxury Goods)	28,000	29,406
Tainan Spinning Co., Ltd. (Textiles, Apparel & Luxury Goods)	113,680	80,291
Taishin Financial Holding Co., Ltd. (Commercial Banks)	607,343	298,541
Taisun Enterprise Co., Ltd. (Food Products) (a)	9,070	4,063
Taiwan Business Bank (Commercial Banks) (a)	364,499	110,927
Taiwan Cogeneration Corp. (Independent Power Producers & Energy Traders)	30,000	17,515
Taiwan Cooperative Financial Holding (Commercial Banks)	181,260	99,134
Taiwan Land Development Corp. (Real Estate Management & Development) (a)	18,046	6,630
Taiwan PCB Techvest Co., Ltd. (Electronic Equipment, Instruments & Components)	13,933	16,643
Taiwan Surface Mounting Technology Co., Ltd. (Semiconductors & Semiconductor Equipment)	18,900	28,537
Taiwan TEA Corp. (Food & Staples Retailing) (a)	61,000	51,168
Taiyen Biotech Co., Ltd. (Food Products)	33,082	34,133
Tatung Co., Ltd. (Household Durables) (a)	219,000	60,769
Thinking Electronic Industrial Co., Ltd. (Electronic Equipment, Instruments & Components)	14,000	18,649
Tong-Tai Machine & Tool Co., Ltd. (Machinery)	32,252	29,110

	Shares	Value
Taiwan (continued)
Topoint Technology Co., Ltd. (Electronic Equipment, Instruments & Components)	18,638	$13,164
TPK Holding Co., Ltd. (Electronic Equipment, Instruments & Components)	131,000	773,600
Tung Ho Steel Enterprise Corp. (Metals & Mining)	87,000	76,481
Tycoons Group Enterprise (Machinery) (a)	156,000	29,574
Tyntek Corp. (Semiconductors & Semiconductor Equipment) (a)	85,109	22,446
Unimicron Technology Corp. (Electronic Equipment, Instruments & Components)	118,000	89,479
United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	1,187,000	491,870
Universal Cement Corp. (Construction Materials)	59,000	55,925
UPC Technology Corp. (Chemicals)	73,889	35,825
Wafer Works Corp. (Semiconductors & Semiconductor Equipment) (a)	36,000	20,112
Wah Lee Industrial Corp. (Electronic Equipment, Instruments & Components)	5,000	7,944
Walsin Lihwa Corp. (Electrical Equipment) (a)	246,000	78,909
Walton Advanced Engineering, Inc. (Semiconductors & Semiconductor Equipment) (a)	87,000	31,235
Wan Hai Lines, Ltd. (Marine)	105,000	54,608
Winbond Electronics Corp. (Semiconductors & Semiconductor Equipment) (a)	327,000	87,775
Wintek Corp. (Electronic Equipment, Instruments & Components) (a)	177,000	61,765
Wistron Corp. (Computers & Peripherals)	175,770	147,736
WT Microelectronics Co., Ltd. (Electronic Equipment, Instruments & Components)	7,209	8,526
WUS Printed Circuit Co., Ltd. (Electronic Equipment, Instruments & Components)	80,000	34,493
Yageo Corp. (Electronic Equipment, Instruments & Components) (a)	142,800	51,507
Yang Ming Marine Transport Corp. (Marine) (a)	85,000	39,786
Yem Chio Co., Ltd. (Commercial Services & Supplies)	57,565	42,976
Yieh Phui Enterprise Co., Ltd. (Metals & Mining) (a)	108,120	35,117

M-132	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Young Fast Optoelectronics Co., Ltd. (Electronic Equipment, Instruments & Components)	7,000	$7,469
Yuanta Financial Holding Co., Ltd. (Capital Markets)	813,000	485,560
Yuen Foong Yu Paper Manufacturing Co., Ltd. (Paper & Forest Products)	50,000	24,997
Yulon Motor Co., Ltd. (Automobiles)	77,000	139,514
Zig Sheng Industrial Co., Ltd. (Textiles, Apparel & Luxury Goods) (a)	83,187	28,889

		27,952,090

Thailand 3.0%
AP Thailand PCL (Real Estate Management & Development)	103,800	13,899
Bangchak Petroleum PCL (Oil, Gas & Consumable Fuels)	73,400	62,544
Bangkok Bank PCL (Commercial Banks)	95,300	516,232
Bangkok Expressway PCL (Transportation Infrastructure)	38,000	38,740
Bangkokland PCL (Real Estate Management & Development)	973,000	45,600
Banpu PCL (Oil, Gas & Consumable Fuels)	116,000	106,786
Calcomp Electronics Thailand PCL (Electronic Equipment, Instruments & Components)	35,800	3,225
Esso Thailand PCL (Oil, Gas & Consumable Fuels)	184,300	33,652
Hana Microelectronics PCL (Electronic Equipment, Instruments & Components)	57,800	44,414
IRPC PCL (Oil, Gas & Consumable Fuels)	882,200	87,522
Kasikornbank PCL, NVDR (Commercial Banks)	405,600	1,925,551
KGI Securities Thailand PCL (Capital Markets)	154,700	13,370
Kiatnakin Bank PCL (Commercial Banks)	35,000	39,676
Krung Thai Bank PCL (Commercial Banks)	374,800	188,198
LH Financial Group PCL (Commercial Banks)	411,783	15,414
Polyplex PCL (Containers & Packaging)	67,000	18,860
Precious Shipping PCL (Marine)	59,500	38,568
Property Perfect PCL (Real Estate Management & Development)	790,500	21,892
PTT Global Chemical PCL (Chemicals)	239,900	576,753
PTT PCL (Oil, Gas & Consumable Fuels)	63,400	551,808
Saha-Union PCL (Textiles, Apparel & Luxury Goods)	31,200	34,181
Sahaviriya Steel Industries PCL (Metals & Mining) (a)	1,232,200	11,250

	Shares	Value
Thailand (continued)
Sri Trang Agro-Industry PCL (Auto Components)	70,700	$27,970
Tata Steel Thailand PCL (Metals & Mining) (a)	521,500	11,417
Thai Airways International PCL (Airlines)	116,300	48,842
Thai Oil PCL (Oil, Gas & Consumable Fuels)	3,713,100	6,356,113
Thanachart Capital PCL (Commercial Banks)	70,400	69,093
Thoresen Thai Agencies PCL (Marine) (a)	64,120	33,953
TPI Polene PCL (Construction Materials)	97,000	31,881
Vinythai PCL (Chemicals)	51,000	16,296

		10,983,700

Turkey 0.7%
Adana Cimento Sanayii TAS Class A (Construction Materials)	15,372	25,823
Akenerji Elektrik Uretim AS (Independent Power Producers & Energy Traders) (a)	33,348	18,621
Aksa Akrilik Kimya Sanayii (Textiles, Apparel & Luxury Goods)	13,078	48,807
Albaraka Turk Katilim Bankasi AS (Commercial Banks) (a)	15,022	10,765
Anadolu Cam Sanayii AS (Containers & Packaging)	22,615	20,205
Anadolu Sigorta (Insurance) (a)	55,356	34,259
Asya Katilim Bankasi AS (Commercial Banks) (a)	63,974	43,165
Dogan Sirketler Grubu Holding AS (Industrial Conglomerates) (a)	111,747	37,440
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS (Pharmaceuticals)	33,519	32,911
Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	113,087	135,768
Gentas Genel Metal Sanayi ve Ticaret AS (Commercial Services & Supplies)	39,557	21,536
Global Yatirim Holding AS (Diversified Financial Services)	55,866	30,416
GSD Holding (Commercial Banks) (a)	33,976	13,755
Ihlas Holding AS (Industrial Conglomerates) (a)	87,504	17,102
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class A (Metals & Mining) (a)	32,125	28,552
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D (Metals & Mining) (a)	785	387
KOC Holding AS (Industrial Conglomerates)	47,218	193,354
Petkim Petrokimya Holding AS (Chemicals) (a)	6,352	8,069
Polyester Sanayi AS (Chemicals) (a)	47,176	19,318
Sekerbank TAS (Commercial Banks) (a)	21,585	20,892
Soda Sanayii AS (Chemicals)	23,487	28,416

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-133

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
Turkey (continued)
Tekfen Holding AS (Construction & Engineering)	14,345	$33,443
Trakya Cam Sanayi AS (Building Products)	27,528	32,537
Turcas Petrol AS (Oil, Gas & Consumable Fuels)	19,924	23,086
Turkiye Halk Bankasi AS (Commercial Banks)	201,404	1,138,696
Turkiye Is Bankasi Class C (Commercial Banks)	143,030	309,488
Turkiye Sinai Kalkinma Bankasi AS (Commercial Banks)	39,741	33,842
Turkiye Sise ve Cam Fabrikalari AS (Industrial Conglomerates)	42,370	53,628
Turkiye Vakiflar Bankasi Tao Class D (Commercial Banks)	68,110	121,070
Vestel Elektronik Sanayi ve Ticaret AS (Household Durables) (a)	24,553	17,709

		2,553,060

Total Common Stocks (Cost $352,430,756)		342,648,203

Exchange-Traded Funds 1.5% (e)
India 1.0%
PowerShares India Portfolio (Capital Markets)	199,986	3,523,753

United States 0.5%
iShares MSCI Emerging Markets Index Fund (Capital Markets)	41,701	1,741,851

Total Exchange-Traded Funds (Cost $5,871,408)		5,265,604

Preferred Stocks 2.8%
Brazil 2.8%
Banco Industrial e Comercial S.A. 3.13% (Commercial Banks)	15,600	48,931
Cia Ferro Ligas da Bahia—Ferbasa 1.41% (Metals & Mining)	15,311	85,600
Cia Paranaense de Energia Class B 5.77% (Electric Utilities)	210,430	2,723,080
Eucatex S.A. Industria e Comercio 3.10% (Paper & Forest Products)	8,300	23,923
Forjas Taurus S.A. 1.23% (Aerospace & Defense)	49,000	47,354
Gerdau S.A. 1.29% (Metals & Mining)	56,000	435,325

	Shares	Value
Brazil (continued)
Petroleo Brasileiro S.A. 4.78% (Oil, Gas & Consumable Fuels)	12,000	$86,875
Suzano Papel e Celulose S.A. Class A 1.04% (Paper & Forest Products)	45,900	179,767
Unipar Carbocloro S.A. 1.48% (Chemicals)	200,800	45,109
Usinas Siderurgicas de Minas Gerais S.A. Class A 0.00% (Metals & Mining) (a)	59,600	358,977
Vale S.A. 5.70% (Metals & Mining)	450,600	6,251,198

		10,286,139

Colombia 0.0%‡
Grupo de Inversiones Suramericana S.A. 2.79% (Diversified Financial Services)	4,182	75,796

Total Preferred Stocks (Cost $12,577,181)		10,361,935

	Number of Rights
Rights 0.0%‡
Indonesia 0.0%‡
Bank Bukopin Tbk PT Expires 1/7/14 (Commercial Banks) (a)	194,788	16

Poland 0.0%‡
Polimex-Mostostal S.A. Expires 6/30/14 (Construction & Engineering) (a)(b)(c)	58,304	2

Republic of Korea 0.0%‡
JB Financial Group Co., Ltd. Expires 1/8/14 (Commercial Banks) (a)(c)	2,737	3,527

Total Rights (Cost $0)		3,545

	Number of Warrants
Warrants 0.1%
Malaysia 0.1%
Genting BHD Expires 12/18/18 (Hotels, Restaurants & Leisure) (a)	336,875	321,911

Total Warrants (Cost $158,729)		321,911

M-134	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 1.4%
Repurchase Agreement 1.4%
United States 1.4%
State Street Bank and Trust Co. 0.00%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $5,045,701 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $5,660,000 and a Market Value of $5,152,383) (Capital Markets)	$5,045,701	$5,045,701

Total Short-Term Investment (Cost $5,045,701)		5,045,701

Total Investments (Cost $376,083,775) (f)	100.0%	363,646,899
Other Assets, Less Liabilities	(0.0)‡	(43,440)
Net Assets	100.0%	$363,603,459

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Illiquid security—The total market value of these securities as of December 31, 2013, is $1,773,474, which represents 0.5% of the Portfolio’s net assets.

(c)	Fair valued security—The total market value of these securities as of December 31, 2013, is $77,518, which represents less than one-tenth of a percent of the Portfolio’s net assets.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(f)	As of December 31, 2013, cost is $379,733,028 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$28,101,032
Gross unrealized depreciation	(44,187,161)

Net unrealized depreciation	$(16,086,129)

The following abbreviations are used in the above Portfolio:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-135

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$342,574,214	$1,661	$72,328	$342,648,203
Exchange-Traded Funds	5,265,604	—	—	5,265,604
Preferred Stocks	10,361,935	—	—	10,361,935
Rights (c)	16	—	3,529	3,545
Warrants	321,911	—	—	321,911
Short-Term Investment
Repurchase Agreement	—	5,045,701	—	5,045,701

Total Investments in Securities	$358,523,680	$5,047,362	$75,857	$363,646,899

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $45,604, $10,926, $6,065 and $9,733 are held in China, Mexico, Philippines and Republic of Korea, respectively, within the Common Stocks section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $2 and $3,527 are held in Poland and Republic of Korea, respectively, within the Rights section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2013, certain foreign securities with a market value of $296,269,798 were transferred from Level 2 to Level 1 as the prices of these securities were based on unadjusted quoted prices compared to prior year prices which were adjusted for events after the market close. The December 31, 2012 prices were adjusted by applying factors provided by a

Portfolio of Investments December 31, 2013 (continued)

third party vendor in accordance with the Portfolio’s policies and procedures. Fair values as of December 31, 2013 for these securities were based on quoted prices in active markets for identical investments. (See Note 2)

As of December 31, 2013, certain foreign securities with a market value of $63,932 were transferred from Level 1 to Level 3 as these securities were fair valued when compared to prior year prices which were based on quoted prices. The December 31, 2012 prices were adjusted by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of December 31, 2013, certain foreign securities with a market value of $138,818 were transferred from Level 2 to Level 3 as these securities were fair valued when compared to prior year prices which were based on quoted prices. The December 31, 2012 prices were adjusted by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of December 31, 2013, a foreign security with a market value of $42,380 was transferred from Level 3 to Level 1 as the price of this security was based on a quoted price compared to prior year price which was fair valued. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2013 (a)
Common Stocks
China	$42,382	$—	$(34,111)	$3,008	$—	$(1,991)	$78,696	$(42,380)	$45,604	$(33,093)
Mexico	—	—	—	(53,006)	—	—	63,932	—	10,926	(53,006)
Philippines	—	—	—	(2,591)	8,656	—	—	—	6,065	(2,591)
Republic of Korea	—	—	240	(50,389)	—	(240)	60,122	—	9,733	(50,389)
Rights
Poland	697	—	—	(695)	—	—	—	—	2	(695)
Republic of Korea	—	—	—	3,527	—	—	—	—	3,527	3,527

Total	$43,079	$—	$(33,871)	$(100,146)	$8,656	$(2,231)	$202,750	$(42,380)	$75,857	$(136,247)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-136	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent†
Aerospace & Defense	$5,052,392	1.4%
Air Freight & Logistics	113,092	0.0	‡
Airlines	1,599,714	0.4
Auto Components	7,357,379	2.0
Automobiles	21,180,431	5.8
Beverages	144,391	0.0	‡
Building Products	327,872	0.1
Capital Markets	12,097,369	3.3
Chemicals	9,303,440	2.6
Commercial Banks	72,866,803	20.0
Commercial Services & Supplies	182,562	0.1
Communications Equipment	202,292	0.1
Computers & Peripherals	7,368,761	2.0
Construction & Engineering	2,116,495	0.6
Construction Materials	5,124,681	1.4
Containers & Packaging	212,595	0.1
Distributors	17,836	0.0	‡
Diversified Financial Services	1,312,460	0.4
Diversified Telecommunication Services	4,151,900	1.1
Electric Utilities	4,566,470	1.3
Electrical Equipment	298,374	0.1
Electronic Equipment, Instruments & Components	3,054,831	0.8
Energy Equipment & Services	79,317	0.0	‡
Food & Staples Retailing	674,693	0.2
Food Products	2,475,040	0.7
Health Care Equipment & Supplies	30,332	0.0	‡
Health Care Providers & Services	83,545	0.0	‡
Hotels, Restaurants & Leisure	8,017,246	2.2
Household Durables	3,059,092	0.8
Independent Power Producers & Energy Traders	36,136	0.0	‡
Industrial Conglomerates	4,152,485	1.1
Insurance	921,672	0.3
IT Services	22,156	0.0	‡
Leisure Equipment & Products	85,821	0.0	‡
Machinery	22,745,509	6.3
Marine	3,822,116	1.1
Media	372,819	0.1
Metals & Mining	45,488,154	12.5
Multi-Utilities	260,822	0.1
Multiline Retail	7,667,127	2.1
Oil, Gas & Consumable Fuels	44,709,997	12.3
Paper & Forest Products	2,703,482	0.7
Personal Products	25,018	0.0	‡
Pharmaceuticals	1,311,534	0.4
Professional Services	3,792	0.0	‡
Real Estate Management & Development	5,614,265	1.6
Road & Rail	101,718	0.0	‡

	Value	Percent†
Semiconductors & Semiconductor Equipment	$12,395,853	3.4%
Software	158,929	0.0	‡
Specialty Retail	259,640	0.1
Textiles, Apparel & Luxury Goods	666,770	0.2
Trading Companies & Distributors	2,182,303	0.6
Transportation Infrastructure	2,879,525	0.8
Water Utilities	1,570,122	0.4
Wireless Telecommunication Services	30,417,729	8.4

	363,646,899	100.0
Other Assets, Less Liabilities	(43,440)	(0.0	)‡

Net Assets	$363,603,459	100.0%

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-137

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $376,083,775)	$363,646,899
Cash denominated in foreign currencies (identified cost $627,496)	623,103
Receivables:
Investment securities sold	876,974
Dividends and interest	114,771
Fund shares sold	98,109

Total assets	365,359,856

Liabilities
Payables:
Investment securities purchased	975,268
Manager (See Note 3)	377,090
Fund shares redeemed	170,522
Professional fees	77,960
Custodian	67,170
NYLIFE Distributors (See Note 3)	48,638
Shareholder communication	21,451
Foreign capital gains tax (See Note 2(D))	17,560
Trustees	414
Accrued expenses	324

Total liabilities	1,756,397

Net assets	$363,603,459

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$38,341
Additional paid-in capital	384,510,030

384,548,371
Undistributed net investment income	3,816,167
Accumulated net realized gain (loss) on investments and foreign currency transactions (a)	(12,302,525)
Net unrealized appreciation (depreciation) on investments (b)	(12,454,436)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(4,118)

Net assets	$363,603,459

Initial Class
Net assets applicable to outstanding shares	$132,660,936

Shares of beneficial interest outstanding	13,967,107

Net asset value per share outstanding	$9.50

Service Class
Net assets applicable to outstanding shares	$230,942,523

Shares of beneficial interest outstanding	24,374,206

Net asset value per share outstanding	$9.47

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $153,855.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $17,560.

M-138	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$10,355,722
Interest (b)	464

Total income	10,356,186

Expenses
Manager (See Note 3)	5,015,381
Distribution and service—Service Class (See Note 3)	584,393
Custodian	472,761
Shareholder communication	65,643
Professional fees	30,018
Trustees	8,749
Miscellaneous	22,547

Total expenses	6,199,492

Net investment income (loss)	4,156,694

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions (c)	(4,817,950)
Foreign currency transactions	(197,727)

Net realized gain (loss) on investments and foreign currency transactions	(5,015,677)

Net change in unrealized appreciation (depreciation) on:
Investments (d)	(24,072,170)
Translation of other assets and liabilities in foreign currencies	(9,884)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(24,082,054)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(29,097,731)

Net increase (decrease) in net assets resulting from operations	$(24,941,037)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,528,431.

(b)	Interest recorded net of foreign withholding taxes in the amount of $18.

(c)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $153,855.

(d)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $17,560.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-139

Statements of Changes in Net Assets

for the year ended December 31, 2013 and the period February 17, 2012 (inception date) through December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,156,694	$3,508,427
Net realized gain (loss) on investments and foreign currency transactions	(5,015,677)	(8,576,628)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(24,082,054)	11,623,500

Net increase (decrease) in net assets resulting from operations	(24,941,037)	6,555,299

Dividends to shareholders:
From net investment income:
Initial Class	(1,360,886)	—
Service Class	(1,198,288)	—

Total dividends to shareholders	(2,559,174)	—

Capital share transactions:
Net proceeds from sale of shares	86,314,434	496,980,175
Net asset value of shares issued to shareholders in reinvestment of dividends	2,559,174	—
Cost of shares redeemed	(144,089,549)	(57,215,863)

Increase (decrease) in net assets derived from capital share transactions	(55,215,941)	439,764,312

Net increase (decrease) in net assets	(82,716,152)	446,319,611

Net Assets
Beginning of period	446,319,611	—

End of period	$363,603,459	$446,319,611

Undistributed net investment income at end of period	$3,816,167	$2,557,450

M-140	MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,	February 17, 2012** through December 31,
	2013	2012
Net asset value at beginning of period	$10.12	$10.00

Net investment income (loss) (a)	0.11	0.09
Net realized and unrealized gain (loss) on investments	(0.66)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.01)

Total from investment operations	(0.55)	0.12

Less dividends:
From net investment income	(0.07)	—

Net asset value at end of period	$9.50	$10.12

Total investment return	(5.43%)	1.20	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.17%	1.15	%††
Net expenses	1.34%	1.40	%††
Portfolio turnover rate	68%	81%
Net assets at end of period (in 000’s)	$132,661	$190,688

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Year ended December 31,	February 17, 2012** through December 31,
	2013	2012
Net asset value at beginning of period	$10.10	$10.00

Net investment income (loss) (a)	0.08	0.08
Net realized and unrealized gain (loss) on investments	(0.66)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.02)

Total from investment operations	(0.58)	0.10

Less dividends:
From net investment income	(0.05)	—

Net asset value at end of period	$9.47	$10.10

Total investment return	(5.67%)	1.00	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.86%	0.96	%††
Net expenses	1.59%	1.65	%††
Portfolio turnover rate	68%	81%
Net assets at end of period (in 000’s)	$230,943	$255,631

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-141

MainStay VP Eagle Small Cap Growth Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2013

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	30.89%	15.44%	0.86%
Service Class Shares	30.56	15.16	1.11

Benchmark Performance	One Year	Since Inception (2/17/12)
Russell 2000® Growth Index[2]	43.30%	22.30%
Average Lipper Variable Products Small-Cap Growth Portfolio[3]	42.26	20.41

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Small-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap growth portfolios typically have above-average characteristics compared to the S&P Small Cap 600 Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-142	MainStay VP Eagle Small Cap Growth Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Eagle Small Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,155.40	$4.62	$1,020.90	$4.33

Service Class Shares	$1,000.00	$1,153.90	$5.97	$1,019.70	$5.60

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.85% for Initial Class and 1.10% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-143

Industry Composition as of December 31, 2013 (Unaudited)

Software	8.5%
Biotechnology	7.9
Health Care Equipment & Supplies	6.9
Specialty Retail	6.9
Internet Software & Services	5.0
Machinery	4.9
Health Care Providers & Services	4.6
Hotels, Restaurants & Leisure	4.3
Semiconductors & Semiconductor Equipment	4.1
Electronic Equipment, Instruments & Components	3.9
Food & Staples Retailing	3.2
Chemicals	2.9
Textiles, Apparel & Luxury Goods	2.7
Oil, Gas & Consumable Fuels	2.5
Energy Equipment & Services	2.2
Building Products	2.1
Health Care Technology	2.0
Real Estate Investment Trusts	2.0
Construction & Engineering	1.9
Food Products	1.9

Aerospace & Defense	1.8%
Airlines	1.6
Construction Materials	1.6
Communications Equipment	1.4
Road & Rail	1.4
Commercial Services & Supplies	1.3
Metals & Mining	1.3
Household Durables	1.2
Insurance	1.2
Pharmaceuticals	1.0
Thrifts & Mortgage Finance	1.0
Commercial Banks	0.9
Auto Components	0.8
Capital Markets	0.8
Diversified Consumer Services	0.8
Life Sciences Tools & Services	0.8
Electrical Equipment	0.7
Short-Term Investment	0.0	‡
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page M-147 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2013 (excluding short-term investment) (Unaudited)

1.	Genesco, Inc.

2.	United Therapeutics Corp.

3.	Vitamin Shoppe, Inc.

4.	GeoSpace Technologies Corp.

5.	Bally Technologies, Inc.
6.	Natural Grocers by Vitamin Cottage, Inc.

7.	Hexcel Corp.

8.	WhiteWave Foods Co. Class A

9.	Cornerstone OnDemand, Inc.

10.	Quaker Chemical Corp.

M-144	MainStay VP Eagle Small Cap Growth Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Bert L. Boksen and Eric Mintz of Eagle Asset Management, Inc.(“Eagle”), the Portfolio’s Subadvisor.

How did MainStay VP Eagle Small Cap Growth Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP Eagle Small Cap Growth Portfolio returned 30.89% for Initial Class shares and 30.56% for Service Class shares. Over the same period, both share classes underperformed the 43.30% return of the Russell 2000® Growth Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes underperformed the 42.26% return of the average Lipper1 Variable Products Small-Cap Growth Portfolio for the 12 months ended December 31, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s underperformance of the Russell 2000® Growth Index was most notable in the information technology and health care sectors and, to a lesser extent, in the consumer discretionary sector. True to the strategy, the primary driver of relative performance (underperformance, in this instance) was stock selection.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

One positive contributor during the reporting period was the energy sector, where the Portfolio’s holdings slightly outperformed sector-related stocks in the Russell 2000® Growth Index. (Contributions take weightings and total returns into account.) The outperformance resulted from General Electric’s acquisition of long-time Portfolio holding Lufkin Industries at a substantial premium. The Portfolio also saw solid returns from exploration and production company Gulfport Energy.

The information technology sector was the most substantial detractor from the Portfolio’s performance relative to the Russell 2000® Growth Index. The Portfolio’s information technology stocks had solid absolute performance but lagged the particularly strong results of the information technology stocks in the Index. Relative underperformance was also seen in the health care sector, as returns posted by the strategy’s holdings in the health care equipment & supplies industry failed to keep up with comparable securities in the benchmark.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

On an absolute basis, the Portfolio’s top-performing stocks for the reporting period were biotechnology company United Therapeutics, pharmaceutical company Salix Pharmaceuticals and organic grocery and dietary supplement company Natural Grocers by Vitamin Cottage.

United Therapeutics focuses on the medical needs of patients with chronic and life-threatening conditions. Shares jumped toward the end of the reporting period as the U.S. Food and Drug Administration (FDA) announced approval of United Therapeutics’ new drug designed to make exercise easier for people with high blood pressure in their lungs.

Salix Pharmaceuticals specializes in drugs for gastrointestinal diseases and conditions. The company continues to benefit from a diverse drug lineup and has upside potential from the recent acquisition of a competitor. The acquisition is expected to enhance the scale of Salix’s operations in the gastrointestinal pharmaceutical industry.

Natural Grocers by Vitamin Cottage beat top- and bottom-line estimates earlier in 2013. Secular trends supporting healthy lifestyles have provided tailwinds for the company as it expands square footage, maintains disciplined expense controls and enhances marketing.

The Portfolio’s worst-performing stocks during the reporting period were drug company ARIAD Pharmaceuticals, hands-free device manufacturer Vocera Communications and commercial data storage company Fusion-io.

ARIAD Pharmaceuticals focuses on therapies that target drug-resistant, difficult-to-treat cancers. Investors were caught off-guard by an unexpected FDA halt placed on ARIAD’s late-stage clinical trial that was analyzing the firm’s leukemia drug candidate. The FDA expressed concerns about a greater-than-acceptable incidence of blood clots reported by trial patients. Based on these events, we eliminated the Portfolio’s position in the stock.

Vocera Communications makes hands-free devices used by physicians and hospital personnel. These devices simplify communication between highly mobile and often difficult-to-locate individuals in a

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-145

fast-paced hospital environment. The company reported substantially weaker-than-expected results in the second quarter and lowered guidance on reduced growth visibility in the near term.

Fusion-io is a producer of commercial data storage using “flash” memory. Customer-concentration issues have continued to plague the company in recent periods, exacerbated by multiple management departures during the year. Despite a strong product offering, Fusion-io appears to have temporarily lost its strategic footing, and the stock has suffered.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio initiated a position in Imperva, a provider of data security software. We expected the company to benefit from rapid cybersecurity expansion amid ongoing data-security issues and hacking threats around the world.

We also initiated a position in Trex, a manufacturer of wood-alternative decking, railing and fencing products. We believed the company should benefit from a recovery in the domestic housing and construction markets.

The Portfolio purchased a position in Deckers Outdoor, which sells performance and casual footwear as well as outerwear and accessories. We believed the stock was poised to benefit from a resurgence and stabilization of demand for the firm’s core UGG footwear line. The recent cold weather has been an unexpected positive.

The Portfolio sold its position in Atlas Air Worldwide Holdings when overcapacity in global airfreight markets tempered the company’s growth expectations. Slower-than-expected economic recoveries, both at home and abroad, have continued to hamper airfreight volume growth.

We sold the Portfolio’s position in Terex, a heavy equipment and machinery manufacturer, when the company’s aerial work-platform segment matured, reducing the company’s growth expectations. We used the proceeds to purchase a position in competitor Manitowoc, which we believe possesses greater leverage to the burgeoning crane cycle.

When General Cable, which manufactures copper, aluminum and fiber-optic cable products, saw lower-

than-expected order volumes in its core North American market (about 40% of revenues) we de- cided to sell the Portfolio’s position in the company. Reduced orders have weighed on earnings while competitive pressures have begun to erode growth prospects in General Cable’s largest geographic revenue segment.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio increased its weighting in the consumer staples sector. It is a small sector, and the addition of one or two names boosts its relative weight. Consumer staples shifted from a modest underweight position relative to the Russell 2000® Growth Index to a neutral weighting. We also increased the Portfolio’s weighting in the health care sector, shifting from a roughly neutral position to a modestly overweight position.

The Portfolio’s weighting in the energy sector decreased over the reporting period, moving from an overweight position down to a nominal overweight relative to the Russell 2000® Growth Index. The Portfolio also reduced its allocation to the financials sector, shifting from a slightly underweight position to an underweight position.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2013, the Portfolio held modestly overweight positions in health care in light of tailwinds expected from the Affordable Care Act by the Medicaid managed-care industry as well as companies involved in revenue cycle management, as we expected this group to perform well. As of the same date, the Portfolio held a nominal overweight in the energy sector, in light of well-positioned exploration and production holdings, which we believed should do well.

As of December 31, 2013, the Portfolio was underweight in the financials sector, reflecting our view that real estate investment trusts (REITs) do not fit the traditional definition of growth stocks (even though we maintain some exposure to the industry). As of the same date, the Portfolio held a modestly underweight position in information technology, although this was primarily a result of the June 2013 Russell reconstitution that substantially increased the benchmark’s information technology weighting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-146	MainStay VP Eagle Small Cap Growth Portfolio

Portfolio of Investments December 31, 2013

	Shares	Value
Common Stocks 100.0%†
Aerospace & Defense 1.8%
♦Hexcel Corp. (a)	199,462	$8,913,957

Airlines 1.6%
American Airlines Group, Inc. (a)	103,316	2,608,729
JetBlue Airways Corp. (a)	588,795	5,034,197

		7,642,926

Auto Components 0.8%
Tenneco, Inc. (a)	73,130	4,136,964

Biotechnology 7.9%
Acorda Therapeutics, Inc. (a)	127,441	3,721,277
Aegerion Pharmaceuticals, Inc. (a)	44,185	3,135,368
Cubist Pharmaceuticals, Inc. (a)	66,513	4,580,750
Isis Pharmaceuticals, Inc. (a)	63,139	2,515,458
Ophthotech Corp. (a)	85,509	2,766,216
Seattle Genetics, Inc. (a)	101,384	4,044,208
Theravance, Inc. (a)	131,613	4,692,003
♦United Therapeutics Corp. (a)	116,526	13,176,760

		38,632,040

Building Products 2.1%
PGT, Inc. (a)	287,918	2,913,730
Trex Co., Inc. (a)	63,533	5,052,780
USG Corp. (a)	78,963	2,240,970

		10,207,480

Capital Markets 0.8%
Stifel Financial Corp. (a)	79,090	3,789,993

Chemicals 2.9%
Huntsman Corp.	260,380	6,405,348
♦Quaker Chemical Corp.	103,876	8,005,723

		14,411,071

Commercial Banks 0.9%
UMB Financial Corp.	70,602	4,538,297

Commercial Services & Supplies 1.3%
Waste Connections, Inc.	141,616	6,178,706

Communications Equipment 1.4%
Aruba Networks, Inc. (a)	170,058	3,044,038
Ixia (a)	70,573	939,327
Palo Alto Networks, Inc. (a)	50,620	2,909,131

		6,892,496

	Shares	Value
Construction & Engineering 1.9%
Foster Wheeler A.G. (a)	142,077	$4,691,383
Northwest Pipe Co. (a)	118,446	4,472,521

		9,163,904

Construction Materials 1.6%
Texas Industries, Inc. (a)	111,870	7,694,419

Diversified Consumer Services 0.8%
Grand Canyon Education, Inc. (a)	47,745	2,081,682
Sotheby’s	35,493	1,888,228

		3,969,910

Electrical Equipment 0.7%
Thermon Group Holdings, Inc. (a)	123,000	3,361,590

Electronic Equipment, Instruments & Components 3.9%
Coherent, Inc. (a)	76,650	5,701,994
InvenSense, Inc. (a)	306,286	6,364,623
IPG Photonics Corp. (a)	87,366	6,780,475

		18,847,092

Energy Equipment & Services 2.2%
♦GeoSpace Technologies Corp. (a)	115,592	10,961,589

Food & Staples Retailing 3.2%
Fresh Market, Inc. (The) (a)	95,105	3,851,753
♦Natural Grocers by Vitamin Cottage, Inc. (a)	210,183	8,922,268
United Natural Foods, Inc. (a)	41,400	3,121,146

		15,895,167

Food Products 1.9%
Pinnacle Foods, Inc.	36,855	1,012,038
♦WhiteWave Foods Co. Class A (a)	354,290	8,127,413

		9,139,451

Health Care Equipment & Supplies 6.9%
Align Technology, Inc. (a)	65,937	3,768,300
ArthroCare Corp. (a)	192,151	7,732,156
Cooper Cos., Inc. (The)	55,634	6,889,715
Cyberonics, Inc. (a)	17,280	1,132,013
Endologix, Inc. (a)	67,042	1,169,212
Natus Medical, Inc. (a)	46,124	1,037,790
Sirona Dental Systems, Inc. (a)	70,136	4,923,547
Thoratec Corp. (a)	192,864	7,058,822

		33,711,555

Health Care Providers & Services 4.6%
Air Methods Corp. (a)	132,025	7,701,018
Centene Corp. (a)	135,734	8,001,519

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-147

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
MWI Veterinary Supply, Inc. (a)	6,576	$1,121,800
Team Health Holdings, Inc. (a)	119,519	5,444,091

		22,268,428

Health Care Technology 2.0%
athenahealth, Inc. (a)	18,155	2,441,848
MedAssets, Inc. (a)	279,121	5,534,969
Medidata Solutions, Inc. (a)	26,282	1,591,901

		9,568,718

Hotels, Restaurants & Leisure 4.3%
♦Bally Technologies, Inc. (a)	133,788	10,495,668
Chuy’s Holdings, Inc. (a)	70,845	2,551,837
Orient-Express Hotels, Ltd. (a)	355,525	5,371,983
Pinnacle Entertainment, Inc. (a)	106,608	2,770,742

		21,190,230

Household Durables 1.2%
Universal Electronics, Inc. (a)	149,577	5,700,379

Insurance 1.2%
Validus Holdings, Ltd.	148,525	5,984,072

Internet Software & Services 5.0%
Angie’s List, Inc. (a)	199,171	3,017,441
♦Cornerstone OnDemand, Inc. (a)	152,030	8,109,280
Demandware, Inc. (a)	78,577	5,038,357
Marin Software, Inc. (a)	133,454	1,366,569
Rocket Fuel, Inc. (a)	21,401	1,315,947
Trulia, Inc. (a)	164,544	5,803,467

		24,651,061

Life Sciences Tools & Services 0.8%
Furiex Pharmaceuticals, Inc. (a)	30,783	1,293,194
PAREXEL International Corp. (a)	52,718	2,381,799

		3,674,993

Machinery 4.9%
Chart Industries, Inc. (a)	44,214	4,228,627
Colfax Corp. (a)	92,297	5,878,396
Manitowoc Co., Inc. (The)	174,721	4,074,494
Trimas Corp. (a)	74,061	2,954,293
WABCO Holdings, Inc. (a)	33,520	3,131,103
Woodward, Inc.	79,820	3,640,590

		23,907,503

Metals & Mining 1.3%
RTI International Metals, Inc. (a)	190,390	6,513,242

Oil, Gas & Consumable Fuels 2.5%
Diamondback Energy, Inc. (a)	31,825	1,682,270
Gulfport Energy Corp. (a)	111,682	7,052,718

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Oasis Petroleum, Inc. (a)	51,863	$2,436,005
Western Refining, Inc.	29,160	1,236,676

		12,407,669

Pharmaceuticals 1.0%
Salix Pharmaceuticals, Ltd. (a)	55,744	5,013,615

Real Estate Investment Trusts 2.0%
GEO Group, Inc. (The)	226,442	7,295,961
Two Harbors Investment Corp.	292,639	2,715,690

		10,011,651

Road & Rail 1.4%
Landstar System, Inc.	66,518	3,821,459
Quality Distribution, Inc. (a)	221,651	2,843,782

		6,665,241

Semiconductors & Semiconductor Equipment 4.1%
Cavium, Inc. (a)	160,778	5,548,449
EZchip Semiconductor, Ltd. (a)	75,392	1,855,397
Kulicke & Soffa Industries, Inc. (a)	89,613	1,191,853
Sunedison, Inc. (a)	202,070	2,637,013
Teradyne, Inc. (a)	270,984	4,774,738
Veeco Instruments, Inc. (a)	116,802	3,843,954

		19,851,404

Software 8.5%
Aspen Technology, Inc. (a)	120,354	5,030,797
Concur Technologies, Inc. (a)	47,519	4,903,010
Fortinet, Inc. (a)	278,334	5,324,529
Guidewire Software, Inc. (a)	62,814	3,082,283
Imperva, Inc. (a)	95,321	4,587,800
NICE Systems, Ltd., Sponsored ADR	117,537	4,814,316
PTC, Inc. (a)	76,348	2,701,956
QLIK Technologies, Inc. (a)	189,990	5,059,434
TIBCO Software, Inc. (a)	97,654	2,195,262
Ultimate Software Group, Inc. (a)	24,293	3,722,173

		41,421,560

Specialty Retail 6.9%
Chico’s FAS, Inc.	129,256	2,435,183
Container Store Group, Inc. (The) (a)	12,836	598,286
♦Genesco, Inc. (a)	205,414	15,007,547
Outerwall, Inc. (a)	45,711	3,074,979
TravelCenters of America LLC (a)	156,032	1,519,752
♦Vitamin Shoppe, Inc. (a)	215,125	11,188,651

		33,824,398

Textiles, Apparel & Luxury Goods 2.7%
Deckers Outdoor Corp. (a)	61,575	5,200,625
Steven Madden, Ltd. (a)	148,087	5,418,503
Vince Holding Corp. (a)	87,170	2,673,504

		13,292,632

M-148	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Thrifts & Mortgage Finance 1.0%
Home Loan Servicing Solutions, Ltd.	206,141	$4,735,059

Total Common Stocks (Cost $385,697,649)		488,770,462

	Principal Amount
Short-Term Investment 0.0%‡
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.00%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $107,962 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $125,000 and a Market Value of $113,789)	$107,962	107,962

Total Short-Term Investment (Cost $107,962)		107,962

Total Investments (Cost $385,805,611) (b)	100.0%	488,878,424
Other Assets, Less Liabilities	(0.0)‡	(49,069)
Net Assets	100.0%	$488,829,355
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of December 31, 2013, cost is $386,710,988 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$108,585,537
Gross unrealized depreciation	(6,418,101)

Net unrealized appreciation	$102,167,436

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$488,770,462	$—	$—	$488,770,462
Short-Term Investment
Repurchase Agreement	—	107,962	—	107,962

Total Investments in Securities	$488,770,462	$107,962	$—	$488,878,424

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-149

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $385,805,611)	$488,878,424
Receivables:
Investment securities sold	2,056,845
Dividends and interest	70,087
Fund shares sold	61,267

Total assets	491,066,623

Liabilities
Payables:
Investment securities purchased	949,964
Fund shares redeemed	887,164
Manager (See Note 3)	328,277
Professional fees	31,413
Shareholder communication	23,513
NYLIFE Distributors (See Note 3)	12,088
Custodian	1,577
Trustees	447
Accrued expenses	2,825

Total liabilities	2,237,268

Net assets	$488,829,355

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$37,416
Additional paid-in capital	384,758,546

384,795,962
Net investment loss	(346,678)
Accumulated net realized gain (loss) on investments	1,307,258
Net unrealized appreciation (depreciation) on investments	103,072,813

Net assets	$488,829,355

Initial Class
Net assets applicable to outstanding shares	$430,113,612

Shares of beneficial interest outstanding	32,907,453

Net asset value per share outstanding	$13.07

Service Class
Net assets applicable to outstanding shares	$58,715,743

Shares of beneficial interest outstanding	4,508,959

Net asset value per share outstanding	$13.02

M-150	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$2,306,454
Interest	169

Total income	2,306,623

Expenses
Manager (See Note 3)	3,226,283
Distribution and service—Service Class (See Note 3)	130,364
Shareholder communication	63,122
Professional fees	51,268
Custodian	12,860
Trustees	7,778
Miscellaneous	15,804

Total expenses	3,507,479

Net investment income (loss)	(1,200,856)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	10,047,678
Net change in unrealized appreciation (depreciation) on investments	95,169,781

Net realized and unrealized gain (loss) on investments	105,217,459

Net increase (decrease) in net assets resulting from operations	$104,016,603

(a)	Dividends recorded net of foreign withholding taxes in the amount of $7,428.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-151

Statements of Changes in Net Assets

for the year ended December 31, 2013 and the period February 17, 2012 (inception date) through December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,200,856)	$448,660
Net realized gain (loss) on investments	10,047,678	(8,837,884)
Net change in unrealized appreciation (depreciation) on investments	95,169,781	7,903,032

Net increase (decrease) in net assets resulting from operations	104,016,603	(486,192)

Dividends to shareholders:
From net investment income:
Initial Class	(367,498)	—

Total dividends to shareholders	(367,498)	—

Capital share transactions:
Net proceeds from sale of shares	138,732,315	374,820,551
Net asset value of shares issued to shareholders in reinvestment of dividends	367,498	—
Cost of shares redeemed	(72,145,504)	(56,108,418)

Increase (decrease) in net assets derived from capital share transactions	66,954,309	318,712,133

Net increase (decrease) in net assets	170,603,414	318,225,941

Net Assets
Beginning of period	318,225,941	—

End of period	$488,829,355	$318,225,941

Net investment income (loss) at end of period	$(346,678)	$250,633

M-152	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,	February 17, 2012** through December 31,
	2013	2012
Net asset value at beginning of period	$9.99	$10.00

Net investment income (loss)	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	3.12	(0.03)

Total from investment operations	3.09	(0.01)

Less dividends:
From net investment income	(0.01)	—

Net asset value at end of period	$13.07	$9.99

Total investment return	30.89%	(0.10	%)(a)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.27%)	0.22	% ††
Net expenses	0.85%	0.86	% ††
Portfolio turnover rate	41%	78%
Net assets at end of period (in 000’s)	$430,114	$272,908

**	Inception date.
††	Annualized.
(a)	Total investment return is not annualized.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Year ended December 31,	February 17, 2012** through December 31,
	2013	2012
Net asset value at beginning of period	$9.97	$10.00

Net investment income (loss)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	3.11	(0.02)

Total from investment operations	3.05	(0.03)

Net asset value at end of period	$13.02	$9.97

Total investment return (a)	30.56%	(0.30	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.51%)	(0.09	%)††
Net expenses	1.10%	1.11	% ††
Portfolio turnover rate	41%	78%
Net assets at end of period (in 000’s)	$58,716	$45,318

**	Inception date.
††	Annualized.
(a)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-153

MainStay VP Floating Rate Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2013

Class	One Year	Five Years	Since Inception (5/2/05)	Gross Expense Ratio[1]
Initial Class Shares	4.46%	10.55%	4.09%	0.65%
Service Class Shares	4.20	10.27	3.82	0.90

Benchmark Performance	One Year	Five Years	Since Inception (5/2/05)
Credit Suisse Leveraged Loan Index[2]	6.15%	13.51%	4.99%
Average Lipper Loan Participation Fund[3]	5.45	12.47	3.87

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Loan Participation Fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-154	MainStay VP Floating Rate Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,028.00	$3.27	$1,022.00	$3.26

Service Class Shares	$1,000.00	$1,026.70	$4.55	$1,020.70	$4.53

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.64% for Initial Class and 0.89% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-155

Portfolio Composition as of December 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-159 for specific holdings within these categories.

Top Ten Issuers Held as of December 31, 2013 (excluding short-term investments) (Unaudited)

1.	First Data Corp., 4.164%–6.75%, due 3/24/17–11/1/20

2.	FMG Resources August 2006 Pty, Ltd., 4.25%–6.375%, due 2/1/16–6/28/19

3.	Onex Carestream Finance, L.P., 5.00%–9.50%, due 6/7/19

4.	TWCC Holding Corp., 3.50%–7.00%, due 2/13/17–6/26/20
5.	Hilton Worldwide Finance LLC, 3.75%, due 10/26/20

6.	Reynolds Group, 4.00%–9.875%, due 12/3/18–8/15/19

7.	Rexnord LLC, 4.00%, due 8/21/20

8.	Calpine Corp., 4.00%, due 4/2/18

9.	Hertz Corp. (The), 3.00%–3.75%, due 3/9/18–3/11/18

10.	Univision Communications, Inc., 4.00%–4.50%, due 3/2/20

M-156	MainStay VP Floating Rate Portfolio

Portfolio Management Discussion and Analysis

Answers to the questions reflect the views of portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Floating Rate Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP Floating Rate Portfolio returned 4.46% for Initial Class shares and 4.20% for Service Class shares. Over the same period, both share classes underperformed the 6.15% return of the Credit Suisse Leveraged Loan Index,2 which is the Portfolio’s broad-based securities-market index. Both share classes also underperformed the 5.45% return of the average Lipper2 Loan Participation Fund for the 12 months ended December 31, 2013.

What were the most significant factors and risks that influenced the markets in which the Portfolio invested during the 12 months ended December 31, 2013?

Strong demand for the floating-rate loan asset class, driven by significant mutual fund inflows and strong new issuance of collateralized loan obligations, provided substantial support for secondary prices and drove returns during the reporting period. Riskier assets (those rated CCC3 and lower and distressed credits) outperformed less-risky credits (loans rated BB and B)4 during the reporting period. There was a modest decline in market prices, which constrained returns during May and June of 2013, but substantial demand for the asset class through the summer and fall of 2013 provided pricing support to sustain strong returns.

What factors affected the Portfolio’s relative performance during the reporting period?

An overweight position in credits rated BB and cash balances, coupled with an underweight position in credits rated CCC and lower, unrated credit and distressed credit, contributed to the Portfolio’s underperformance of the Credit Suisse Leveraged Loan Index. We rebalanced exposure during the year, reducing BB exposure in favor of additional exposure to credits rated B. We also increased the Portfolio’s CCC exposure modestly but still remained underweight relative to the Index. We also reduced the Portfolio’s exposure to fixed-rate bonds.

What was the Portfolio’s duration5 strategy during the reporting period?

The Portfolio invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest-rate contracts of the Portfolio’s loans, which are typically pegged to LIBOR, reset every 30, 60, 90 or 180 days. The Portfolio’s weighted average days-to-reset figure at December 31, 2013, was 57 days, which we consider to be a short duration. Since reset dates may vary for different loans, the actual period between a shift in interest rates and the time when the Portfolio would “catch up” may differ.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

With the Federal Reserve suggesting a possible tapering of its direct bond purchases (widely known as quantitative easing) and a reduced volume of monthly asset purchases, we reduced exposure to high-yield bonds from 10.1% at the beginning of the reporting period to 1.6% as of December 31, 2013.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
4.	An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	M-157

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

Security selection contributed positively to the Portfolio’s performance relative to the Credit Suisse Leveraged Loan Index, while sector weightings—including the Portfolio’s cash balance and its underweight position in CCC-rated and unrated and distressed credits—detracted from performance relative to the Index. In addition, we believe that our high-yield bond exposure helped relative performance during the first quarter of the reporting period but likely detracted during the second quarter of 2013. During the third and fourth quarters, the Portfolio’s high-yield bond allocation helped relative performance; but since the allocation had been reduced, the benefit was relatively modest.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s exposure to BB-rated credit decreased; exposure to B-rated credit increased. The Portfolio’s exposure to CCC-rated credit increased modestly but still remained well below related exposure in the Credit Suisse Leveraged Loan Index.

At the industry level, exposure to health care decreased to a significantly underweight position relative to the Index because issues in the sector traded to levels that we believed were excessive, which priced value out of the sector. We increased exposure to services, information technology and financials, as we believed that those sectors offered attractive relative value.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2013, the Portfolio held an approximately neutral weight relative to the Credit Suisse Leveraged Loan Index in credits rated BB and was slightly overweight relative to the Index in credit rated B. As of the same date, the Portfolio remained underweight relative to the Credit Suisse Leveraged Loan Index in credits rated CCC and lower and unrated credit. As of December 31, 2013, the Portfolio held approximately 1.6% of its net assets in fixed-rate high-yield instruments.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-158	MainStay VP Floating Rate Portfolio

Portfolio of Investments December 31, 2013

	Principal Amount	Value
Long-Term Bonds 95.4%† Corporate Bonds 1.6%
Aerospace & Defense 0.2%
Oshkosh Corp. 8.25%, due 3/1/17	$1,600,000	$1,682,033

Buildings & Real Estate 0.3%
Building Materials Corp. of America 6.875%, due 8/15/18 (a)	1,200,000	1,275,000
CBRE Services, Inc. 6.625%, due 10/15/20	900,000	963,000

		2,238,000

Chemicals, Plastics & Rubber 0.2%
Ineos Finance PLC 8.375%, due 2/15/19 (a)	1,000,000	1,112,500
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	150,000	157,875

		1,270,375

Containers, Packaging & Glass 0.2%
Greif, Inc. 7.75%, due 8/1/19	650,000	737,750
♦Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (Luxembourg) S.A. 9.875%, due 8/15/19	800,000	890,000

		1,627,750

Healthcare, Education & Childcare 0.1%
Grifols, Inc. 8.25%, due 2/1/18	692,000	737,845

Mining, Steel, Iron & Non-Precious Metals 0.3%
♦FMG Resources August 2006 Pty, Ltd. 6.00%, due 4/1/17 (a)	1,000,000	1,062,500
6.375%, due 2/1/16 (a)	1,500,000	1,552,500

		2,615,000

Software 0.3%
♦First Data Corp. 6.75%, due 11/1/20 (a)	2,610,000	2,714,400

Telecommunications 0.0%‡
MetroPCS Wireless, Inc. 6.25%, due 4/1/21 (a)	400,000	415,000

Total Corporate Bonds (Cost $12,458,003)		13,300,403

	Principal Amount	Value
Floating Rate Loans 87.5% (b)
Aerospace & Defense 3.3%
Aeroflex, Inc. New Term Loan B 4.50%, due 11/11/19	$2,832,122	$2,853,363
American Airlines, Inc. Exit Term Loan 3.75%, due 6/27/19	4,196,631	4,220,237
Booz Allen Hamilton, Inc. New Term Loan 3.75%, due 7/31/19	6,923,693	6,937,541
DigitalGlobe, Inc. New Term Loan B 3.75%, due 1/31/20	794,000	795,985
SI Organization, Inc. (The) Term Loan B 5.50%, due 11/22/16	2,764,981	2,695,856
Spirit Aerosystems, Inc. Term Loan B 3.75%, due 4/18/19	3,242,250	3,257,450
TransDigm, Inc. Term Loan C 3.75%, due 2/28/20	4,328,717	4,335,933
U.S. Airways Group, Inc. Term Loan B1 4.00%, due 5/23/19	2,566,667	2,582,708

		27,679,073

Automobile 4.4%
Affinia Group Intermediate Holdings, Inc. Term Loan B2 4.75%, due 4/27/20	918,023	927,203
Allison Transmission, Inc. Term Loan B2 3.17%, due 8/7/17	1,046,534	1,047,842
New Term Loan B3 3.75%, due 8/23/19	3,141,371	3,155,115
ASP HHI Acquisition Co., Inc. Additional Term Loan 5.00%, due 10/5/18	2,234,994	2,252,315
Capital Automotive, L.P. New Term Loan B 4.00%, due 4/10/19	4,740,859	4,771,974
New 2nd Lien Term Loan 6.00%, due 4/30/20	666,667	686,667
Chrysler Group LLC New Term Loan B 4.25%, due 5/24/17	3,895,100	3,912,118

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of December 31, 2013, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-159

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Automobile (continued)
Federal-Mogul Corp. Term Loan B 2.108%, due 12/29/14	$1,929,367	$1,897,211
Term Loan C 2.108%, due 12/28/15	1,615,011	1,588,094
Goodyear Tire & Rubber Co. (The) New 2nd Lien Term Loan 4.75%, due 4/30/19	6,150,000	6,205,738
KAR Auction Services, Inc. Term Loan B 3.75%, due 5/19/17	3,643,039	3,656,700
Metaldyne LLC REFI Term Loan B 5.00%, due 12/18/18	2,227,500	2,240,865
Tomkins LLC Term Loan B2 3.75%, due 9/29/16	3,027,365	3,034,177
Tower Automotive Holdings USA LLC Term Loan B 4.75%, due 4/23/20	1,990,013	1,997,475

		37,373,494

Beverage, Food & Tobacco 2.5%
American Seafoods Group LLC New Term Loan B 4.25%, due 3/16/18 (c)	1,300,527	1,291,993
Del Monte Foods Co. Term Loan 4.00%, due 3/8/18	5,975,693	5,984,185
H.J. Heinz Co. Term Loan B2 3.50%, due 6/5/20	5,870,500	5,910,501
Michael Foods Group, Inc. Term Loan 4.25%, due 2/23/18	5,558,669	5,589,936
Pinnacle Foods Finance LLC Term Loan G 3.25%, due 4/29/20	2,382,000	2,377,746

		21,154,361

Broadcasting & Entertainment 4.8%
Cequel Communications LLC Term Loan B 3.50%, due 2/14/19	3,144,000	3,148,914
Charter Communications Operating LLC Term Loan E 3.00%, due 7/1/20	1,791,000	1,773,090
Clear Channel Communications, Inc. Term Loan B 4.75%, due 1/29/16	3,571,628	3,459,122
Term Loan D 6.919%, due 1/30/19	3,500,000	3,339,584

	Principal Amount	Value
Broadcasting & Entertainment (continued)
Cumulus Media Holdings, Inc. 2013 Term Loan 4.25%, due 12/23/20	$3,181,049	$3,200,931
Hubbard Radio LLC Term Loan B 4.50%, due 4/29/19	2,928,394	2,943,036
♦TWCC Holding Corp.
REFI Term Loan B 3.50%, due 2/13/17	6,218,672	6,239,349
2nd Lien Term Loan 7.00%, due 6/26/20	2,333,333	2,396,042
♦Univision Communications, Inc.
Term Loan C3 4.00%, due 3/2/20	2,382,000	2,389,232
Converted Extended Term Loan 4.50%, due 3/2/20	5,214,163	5,239,301
WideOpenWest Finance LLC Term Loan B 4.75%, due 4/1/19	6,905,325	6,928,865

		41,057,466

Buildings & Real Estate 2.8%
Armstrong World Industries, Inc. New Term Loan B 3.50%, due 3/16/20	3,142,950	3,143,934
CB Richard Ellis Services, Inc. New Term Loan B 2.915%, due 3/29/21	2,038,581	2,042,828
Continental Building Products LLC
1st Lien Term Loan 4.75%, due 8/14/20	1,330,000	1,329,169
2nd Lien Term Loan 8.75%, due 2/15/21	666,667	667,778
CPG International, Inc. New Term Loan 4.75%, due 9/30/20	2,493,750	2,499,984
Realogy Corp. Extended Term Loan 4.50%, due 3/5/20	6,897,875	6,960,390
USIC Holdings, Inc. 1st Lien Term Loan 4.75%, due 7/10/20 (c)	1,990,000	1,995,805
Wilsonart International Holdings LLC Term Loan B 4.00%, due 10/31/19	5,279,969	5,232,449

		23,872,337

Cargo Transport 0.3%
Swift Transportation Co., Inc. New Term Loan B1 2.917%, due 12/21/16	1,060,815	1,065,589

M-160	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Cargo Transport (continued)
Swift Transportation Co., Inc. (continued)
New Term Loan B2 4.00%, due 12/21/17	$1,950,408	$1,961,623

		3,027,212

Chemicals, Plastics & Rubber 3.7%
Allnex USA, Inc.
USD Term Loan B1 4.50%, due 10/3/19	1,462,183	1,474,064
USD Term Loan B2 4.50%, due 10/3/19	758,657	764,821
2nd Lien Term Loan 8.25%, due 4/3/20	400,000	411,500
Arysta LifeScience Corp.
1st Lien Term Loan 4.50%, due 5/29/20	1,194,000	1,199,970
2nd Lien Term Loan 8.25%, due 11/30/20	800,000	813,000
Axalta Coating Systems U.S. Holdings, Inc. Term Loan 4.75%, due 2/1/20	6,782,050	6,823,495
General Chemical Corp. New Term Loan 5.007%, due 10/6/15	2,854,093	2,861,228
Ineos US Finance LLC 6 Year Term Loan 4.00%, due 5/4/18	5,236,891	5,248,349
MacDermid, Inc. 1st Lien Term Loan 4.00%, due 6/8/20	3,980,000	4,004,875
OXEA Finance LLC USD Term Loan B2 4.25%, due 1/15/20	1,000,000	1,007,500
Univar, Inc. Term Loan B 5.00%, due 6/30/17	6,951,435	6,876,130

		31,484,932

Containers, Packaging & Glass 1.7%
Berlin Packaging LLC 1st Lien Term Loan 4.75%, due 4/2/19	149,250	149,810
New 2nd Lien Term Loan 8.75%, due 4/2/20	2,500,000	2,553,125
BWAY Holding Co., Inc. Term Loan B 4.50%, due 8/7/17	3,801,600	3,820,608
Caraustar Industries, Inc. Term Loan 7.50%, due 5/1/19	634,857	649,935

	Principal Amount	Value
Containers, Packaging & Glass (continued)
♦Reynolds Group Holdings, Inc. New Dollar Term Loan 4.00%, due 12/3/18	$7,101,655	$7,160,244

		14,333,722

Diversified/Conglomerate Manufacturing 2.5%
Gardner Denver, Inc. USD Term Loan 4.25%, due 7/30/20	7,082,250	7,087,562
Maxim Crane Works, L.P. 2nd Lien Term Loan 10.25%, due 11/6/18	937,500	938,672
Quikrete Holdings, Inc.
1st Lien Term Loan 4.00%, due 9/28/20	3,990,000	4,006,590
2nd Lien Term Loan 7.00%, due 3/26/21	700,000	714,875
Sensus USA, Inc. 1st Lien Term Loan 4.75%, due 5/9/17	1,458,760	1,457,393
Terex Corp. New USD Term Loan 3.50%, due 4/28/17	818,517	824,656
TNT Crane & Rigging, Inc.
1st Lien Term Loan 5.50%, due 11/27/20	1,333,333	1,321,667
2nd Lien Term Loan 10.00%, due 11/23/21	300,000	279,000
Veyance Technologies, Inc. 1st Lien Term Loan 5.25%, due 9/8/17	4,846,670	4,855,151

		21,485,566

Diversified/Conglomerate Service 6.9%
Acosta, Inc. New Term Loan B 4.25%, due 3/2/18	4,644,193	4,667,414
Advantage Sales & Marketing, Inc.
New 1st Lien Term Loan 4.25%, due 12/18/17	3,414,127	3,416,261
New 2nd Lien Term Loan 8.25%, due 6/18/18	857,143	865,714
Brock Holdings III, Inc.
New Term Loan B 6.002%, due 3/16/17	1,377,868	1,382,460
New 2nd Lien Term Loan 10.00%, due 3/16/18	750,000	762,188
CCC Information Services, Inc. Term Loan 4.00%, due 12/20/19	1,538,241	1,538,882

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-161

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
Ceridian Corp. New Term Loan B 4.415%, due 5/9/17	$2,000,000	$2,006,666
CompuCom Systems, Inc. REFI Term Loan B 4.25%, due 5/11/20	5,671,500	5,659,686
Crossmark Holdings, Inc.
1st Lien Term Loan 4.50%, due 12/20/19 (c)	1,980,000	1,965,150
2nd Lien Term Loan 8.75%, due 12/21/20 (c)	1,200,000	1,191,000
Emdeon Business Services LLC Term Loan B2 3.75%, due 11/2/18	2,257,957	2,261,721
♦First Data Corp.
New 2017 Term Loan 4.164%, due 3/24/17	4,003,173	4,008,177
Extended 2018 Term Loan B 4.164%, due 3/23/18	750,000	750,281
2018 Term Loan 4.164%, due 9/24/18	2,400,000	2,401,666
Genesys Telecom Holdings U.S., Inc.
New Term Loan B 4.00%, due 2/7/20	2,315,860	2,298,973
Incremental Term Loan B 4.50%, due 11/13/20	333,333	334,375
Mitchell International, Inc.
New 1st Lien Term Loan 4.50%, due 10/12/20	1,283,333	1,290,285
New 2nd Lien Term Loan 8.50%, due 10/11/21	875,000	885,500
Sabre, Inc. Term Loan B 5.25%, due 2/19/19	5,160,927	5,191,341
ServiceMaster Co.
New Term Loan 4.25%, due 1/31/17	1,984,962	1,957,669
Extended Term Loan 4.42%, due 1/31/17	4,313,883	4,266,249
Sophia, L.P. New Term Loan B 4.50%, due 7/19/18	1,114,067	1,119,173
SunGard Data Systems, Inc.
Term Loan C 3.919%, due 2/28/17	1,835,571	1,841,307
Term Loan E 4.00%, due 3/9/20	2,779,000	2,799,843

	Principal Amount	Value
Diversified/Conglomerate Service (continued)
Verint Systems, Inc. New Term Loan B 4.00%, due 9/6/19	$4,039,620	$4,056,033

		58,918,014

Ecological 0.8%
ADS Waste Holdings, Inc. New Term Loan B 4.25%, due 10/9/19	6,435,000	6,466,023

Electronics 4.4%
Blue Coat Systems, Inc.
1st Lien Term Loan 4.50%, due 5/31/19	3,280,769	3,287,947
2nd Lien Term Loan 9.50%, due 6/26/20	2,000,000	2,030,000
BMC Software Finance, Inc. USD Term Loan 5.00%, due 9/10/20	5,450,000	5,473,816
CDW LLC New Term Loan 3.25%, due 4/29/20	3,497,488	3,482,624
Dell, Inc. USD Term Loan B 4.50%, due 4/29/20	7,500,000	7,507,815
Eagle Parent, Inc. New Term Loan 4.50%, due 5/16/18	4,830,201	4,849,826
EIG Investors Corp. 2013 Term Loan 5.00%, due 11/9/19	3,465,066	3,478,060
Evertec Group LLC New Term Loan B 3.50%, due 4/17/20	3,384,247	3,291,180
Infor (US), Inc.
USD Term Loan B3 3.75%, due 6/3/20	997,484	993,743
USD Term Loan B2 5.25%, due 4/5/18	1,000,000	998,750
Sensata Technologies Finance Co. LLC Term Loan 3.25%, due 5/12/19	1,648,550	1,660,914

		37,054,675

Finance 3.0%
Avis Budget Car Rental LLC New Term Loan B 3.00%, due 3/15/19	4,476,945	4,469,111
Brand Energy & Infrastructure Services, Inc. New Term Loan B 4.75%, due 11/26/20	4,375,000	4,388,282

M-162	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Finance (continued)
Duff & Phelps Investment Management Co. Term Loan B 4.50%, due 4/23/20	$2,987,499	$2,980,030
♦Hertz Corp. (The)
Term Loan B2 3.00%, due 3/11/18	5,137,737	5,129,480
New Synthetic LC 3.75%, due 3/9/18	2,750,000	2,722,500
Ocwen Financial Corp. Term Loan 5.00%, due 2/15/18	2,382,000	2,404,034
Safe Guard Products International LLC Term Loan 7.25%, due 12/21/18	2,672,143	2,672,143
StoneRiver Holdings, Inc. 1st Lien Term Loan 4.50%, due 11/29/19	927,154	924,064

		25,689,644

Grocery 0.4%
Roundy’s Supermarkets, Inc. Term Loan B 5.75%, due 2/13/19	3,071,983	3,068,782

Healthcare, Education & Childcare 8.2%
Biomet, Inc. Term Loan B2 3.67%, due 7/25/17	3,000,000	3,020,607
Community Health Systems, Inc. Extended Term Loan 3.737%, due 1/25/17	5,005,724	5,037,791
DaVita, Inc. New Term Loan B 4.50%, due 10/20/16	7,275,000	7,320,469
Envision Healthcare Corp. Term Loan 4.00%, due 5/25/18	3,911,361	3,918,319
Gentiva Health Services, Inc. New Term Loan B 6.50%, due 10/18/19	1,000,000	996,250
Grifols, Inc. New Term Loan B 4.25%, due 6/1/17	5,871,977	5,902,153
HCA, Inc. Extended Term Loan B4 2.997%, due 5/1/18	2,864,839	2,864,839
Hologic, Inc. New Term Loan B 3.75%, due 8/1/19	4,536,643	4,558,618

	Principal Amount	Value
Healthcare, Education & Childcare (continued)
Iasis Healthcare LLC Term Loan B2 4.50%, due 5/3/18	$2,334,420	$2,348,427
IMS Health, Inc. USD Term Loan B1 3.75%, due 9/1/17	1,579,640	1,584,774
Kinetic Concepts, Inc. USD Term Loan D1 4.50%, due 5/4/18	3,430,401	3,451,841
One Call Medical, Inc. 1st Lien Term Loan 5.00%, due 11/27/20	1,500,000	1,499,374
♦Onex Carestream Finance, L.P.
1st Lien Term Loan 5.00%, due 6/7/19	6,142,500	6,209,687
2nd Lien Term Loan 9.50%, due 6/7/19	2,800,000	2,835,000
Par Pharmaceutical Companies, Inc. REFI Term Loan B 4.25%, due 9/30/19	2,221,931	2,231,374
Pharmaceutical Product Development LLC New Term Loan B 4.00%, due 12/5/18	3,922,856	3,946,645
Quintiles Transnational Corp. New Term Loan B 3.75%, due 6/8/18	5,053,285	5,049,076
RPI Finance Trust Term Loan B2 3.25%, due 5/9/18	5,313,068	5,319,709
Select Medical Corp. Series C Term Loan B 4.003%, due 6/1/18	1,609,167	1,615,872

		69,710,825

Home and Office Furnishings, Housewares & Durable Consumer Products 1.1%
Jarden Corp. Add-On Term Loan B1 2.919%, due 9/30/20	2,493,750	2,488,034
Serta Simmons Holdings LLC Term Loan 4.25%, due 10/1/19	4,363,197	4,384,978
Tempur-Pedic International, Inc. REFI Term Loan B 3.50%, due 3/18/20	2,542,255	2,538,548

		9,411,560

Hotels, Motels, Inns & Gaming 5.1%
Bally Technologies, Inc. Term Loan B 4.25%, due 11/25/20	4,834,038	4,864,169

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-163

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming (continued)
Caesars Entertainment Operating Co.
Extended Term Loan B5 4.488%, due 1/26/18	$2,554,843	$2,404,215
Extended Term Loan B6 5.488%, due 1/26/18	1,958,066	1,866,282
Caesars Entertainment Resort Properties LLC Term Loan B 7.00%, due 10/12/20	3,500,000	3,473,750
♦Hilton Worldwide Finance LLC USD Term Loan B2 3.75%, due 10/26/20	8,400,000	8,457,170
MGM Resorts International Term Loan B 3.50%, due 12/20/19	3,960,000	3,956,701
Pinnacle Entertainment, Inc. Term Loan B2 3.75%, due 8/13/20	2,729,143	2,739,377
Scientific Games International, Inc. New Term Loan B 4.25%, due 10/18/20	7,500,000	7,498,440
Station Casinos LLC New Term Loan B 5.00%, due 3/2/20	6,252,750	6,315,278
Twin River Management Group, Inc. Term Loan B 5.25%, due 11/9/18	1,617,407	1,635,603

		43,210,985

Insurance 1.9%
Asurion LLC New Term Loan B1 4.50%, due 5/24/19	6,326,742	6,317,075
Hub International, Ltd. Term Loan B 4.75%, due 10/2/20	1,929,647	1,953,767
Multiplan, Inc. New Term Loan B 4.00%, due 8/25/17	4,543,166	4,571,561
Sedgwick CMS Holdings, Inc.
New 1st Lien Term Loan 4.25%, due 6/12/18	2,985,000	2,994,328
New 2nd Lien Term Loan 8.00%, due 12/12/18	600,000	609,000

		16,445,731

Leisure, Amusement, Motion Pictures & Entertainment 3.0%
Activision Blizzard, Inc. Term Loan B 3.25%, due 10/12/20	2,327,500	2,339,535

	Principal Amount	Value
Leisure, Amusement, Motion Pictures & Entertainment (continued)
AMC Entertainment, Inc. New Term Loan 3.50%, due 4/30/20	$794,000	$794,850
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	1,649,200	1,656,072
CityCenter Holdings LLC Term Loan B 5.00%, due 10/16/20	1,200,000	1,216,277
SeaWorld Parks & Entertainment, Inc. Term Loan B2 3.00%, due 5/14/20	5,839,786	5,772,004
Travelport LLC REFI Term Loan 6.25%, due 6/26/19	7,107,806	7,285,502
U.S. Finco LLC
1st Lien Term Loan 4.00%, due 5/29/20	2,109,400	2,112,037
2nd Lien Term Loan 8.25%, due 11/30/20	1,600,000	1,624,000
WMG Acquisition Corp. New Term Loan 3.75%, due 7/1/20	2,327,502	2,328,230

		25,128,507

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 2.9%
Alliance Laundry Systems LLC
REFI Term Loan 4.263%, due 12/10/18	629,114	631,866
2nd Lien Term Loan 9.50%, due 12/10/19	920,455	930,235
Apex Tool Group LLC Term Loan B 4.50%, due 1/31/20	3,575,487	3,591,577
CPM Acquisition Corp.
1st Lien Term Loan 6.25%, due 8/29/17	2,073,750	2,076,342
2nd Lien Term Loan 10.25%, due 3/1/18	1,093,700	1,101,903
Generac Power Systems, Inc. Term Loan B 3.50%, due 5/31/20	3,250,195	3,249,181
♦Rexnord LLC 1st Lien Term Loan B 4.00%, due 8/21/20	7,956,658	7,966,540
Silver II US Holdings LLC Term Loan 4.00%, due 12/13/19	5,167,896	5,166,283

		24,713,927

M-164	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Mining, Steel, Iron & Non-Precious Metals 1.3%
Arch Coal, Inc. Term Loan B 6.25%, due 5/16/18	$4,932,489	$4,859,735
JMC Steel Group, Inc. Term Loan 4.75%, due 4/3/17	1,580,362	1,584,312
McJunkin Red Man Corp. New Term Loan 5.00%, due 11/8/19 (c)	1,576,050	1,593,780
SunCoke Energy, Inc. Term Loan B 4.00%, due 7/26/18	121,336	121,033
Walter Energy, Inc. Term Loan B 6.75%, due 4/2/18	2,798,298	2,741,750

		10,900,610

Oil & Gas 3.3%
Chesapeake Energy Corp. New Unsecured Term Loan 5.75%, due 12/1/17	2,733,300	2,788,455
Energy Transfer Equity, L.P. New Term Loan 3.25%, due 12/2/19	2,475,000	2,465,333
EP Energy LLC Term Loan B2 4.50%, due 4/30/19	937,500	938,672
Fieldwood Energy LLC 2nd Lien Term Loan TBD, due 9/30/20 (c)	1,500,000	1,530,000
Frac Tech International LLC Term Loan B 8.50%, due 5/6/16	3,573,544	3,584,712
HGIM Corp. Term Loan B 5.50%, due 6/18/20	1,995,000	2,012,456
Peabody Energy Corp. Term Loan B TBD, due 9/24/20 (c)	1,500,000	1,509,375
Philadelphia Energy Solutions LLC Term Loan B 6.25%, due 4/4/18 (c)	1,488,750	1,306,378
Quicksilver Resources, Inc. New 2nd Lien Term Loan 7.00%, due 6/21/19 (c)	2,000,000	1,975,000
Ruby Western Pipeline Holdings LLC Term Loan B 3.50%, due 3/27/20	680,669	679,818
Samson Investment Company New 2nd Lien Term Loan 5.00%, due 9/25/18	4,300,000	4,310,750

	Principal Amount	Value
Oil & Gas (continued)
Western Refining, Inc. Term Loan B 4.25%, due 11/12/20	$1,500,000	$1,513,125
Wildhorse Resources LLC 2nd Lien Term Loan 7.50%, due 12/13/18 (c)	3,400,000	3,383,000

		27,997,074

Personal & Nondurable Consumer Products (Manufacturing Only) 2.0%
ABC Supply Co., Inc. Term Loan 3.50%, due 4/16/20	2,992,500	2,996,241
Prestige Brands, Inc. New Term Loan 3.792%, due 1/31/19	1,352,273	1,355,653
Spectrum Brands, Inc. Term Loan C 3.50%, due 9/4/19	208,901	209,334
SRAM LLC New Term Loan B 4.026%, due 4/10/20	3,683,677	3,673,319
Sun Products Corp. (The) New Term Loan 5.50%, due 3/23/20	4,966,231	4,693,089
Visant Corp. Term Loan B 5.25%, due 12/22/16	4,121,976	4,060,146

		16,987,782

Personal Transportation 0.4%
Orbitz Worldwide, Inc.
New Term Loan B 4.50%, due 9/25/17	316,667	317,933
New Term Loan C 5.75%, due 3/25/19	663,333	665,821
United Airlines, Inc. New Term Loan B 4.00%, due 4/1/19	2,481,250	2,499,859

		3,483,613

Personal, Food & Miscellaneous Services 0.9%
Aramark Corp.
Extended Synthetic LOC 3 3.669%, due 7/26/16	104,933	105,064
Extended Term Loan C 3.747%, due 7/26/16	1,334,749	1,336,418
USD Term Loan D 4.00%, due 9/9/19	2,700,000	2,711,251
Weight Watchers International, Inc. Term Loan B2 3.75%, due 4/2/20	3,544,643	3,156,210

		7,308,943

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-165

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Printing & Publishing 0.8%
Dex Media East LLC New Term Loan 6.00%, due 12/30/16	$322,370	$219,749
Getty Images, Inc. Term Loan B 4.75%, due 10/18/19	4,443,778	4,142,899
Lamar Media Corp. Term Loan B 4.00%, due 12/30/16	149,939	150,126
R.H. Donnelley, Inc. New Term Loan 9.75%, due 12/31/16	397,303	240,369
SNL Financial LC New Term Loan B 5.50%, due 10/23/18	1,958,080	1,955,632

		6,708,775

Printing, Publishing, & Broadcasting 0.1%
Penton Media, Inc. New 2nd Lien Term Loan TBD, due 10/1/20	600,000	594,000

Retail Store 5.4%
Academy, Ltd. Term Loan 4.50%, due 8/3/18	945,332	950,058
BJ’s Wholesale Club, Inc. New 1st Lien Term Loan 4.50%, due 9/26/19	2,500,000	2,513,393
Collective Brands Finance, Inc. Term Loan 7.25%, due 10/9/19 (c)	1,476,019	1,479,694
Harbor Freight Tools USA, Inc. New 1st Lien Term Loan 4.75%, due 7/26/19	2,970,056	3,003,440
J Crew Group, Inc. Term Loan B1 TBD, due 3/7/18	1,500,000	1,507,950
Leslie’s Poolmart, Inc. New Term Loan 4.25%, due 10/16/19	4,375,386	4,391,794
Michaels Stores, Inc. New Term Loan 3.75%, due 1/28/20	7,409,666	7,435,088
NBTY, Inc. Term Loan B2 3.50%, due 10/1/17	1,293,222	1,299,419
Neiman Marcus Group, Inc. (The) New Term Loan B 5.00%, due 10/26/20	7,333,333	7,419,764

	Principal Amount	Value
Retail Store (continued)
Party City Holdings, Inc. REFI Term Loan B 4.25%, due 7/29/19	$4,295,734	$4,309,695
Petco Animal Supplies, Inc. New Term Loan 4.00%, due 11/24/17	3,996,176	4,012,828
Pilot Travel Centers LLC
REFI Term Loan B 3.75%, due 3/30/18	4,143,355	4,140,716
Term Loan B2 4.25%, due 8/7/19	1,185,000	1,188,457
Toys ‘R’ US Property Company I LLC New Term Loan B 6.00%, due 8/21/19	1,950,000	1,862,250

		45,514,546

Telecommunications 5.0%
Alcatel-Lucent USA, Inc. USD Term Loan C 5.75%, due 1/30/19	4,125,033	4,141,360
Arris Group, Inc. Term Loan B 3.50%, due 4/17/20	416,454	414,372
Avaya, Inc. Term Loan B5 8.00%, due 3/30/18	4,461,024	4,511,210
Cricket Communications, Inc. Term Loan C 4.75%, due 3/9/20	3,047,187	3,050,451
Crown Castle International Corp. New Term Loan 3.25%, due 1/31/19	4,001,256	3,999,891
Level 3 Financing, Inc.
New 2019 Term Loan 4.00%, due 8/1/19	4,200,000	4,221,000
2020 Term Loan B 4.00%, due 1/15/20	2,000,000	2,012,000
LTS Buyer LLC 1st Lien Term Loan 4.50%, due 4/13/20	2,985,000	2,999,925
Syniverse Holdings, Inc.
Term Loan 4.00%, due 4/23/19	3,816,269	3,814,678
Term Loan B 4.00%, due 4/23/19	2,077,588	2,082,782
Telesat LLC USD Term Loan B2 3.50%, due 3/28/19	6,796,888	6,815,294
Zayo Group LLC Term Loan B 4.00%, due 7/2/19	4,473,532	4,474,333

		42,537,296

M-166	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Utilities 4.6%
AES Corp. REFI Term Loan B 3.75%, due 6/1/18	$4,604,554	$4,631,689
Alinta Energy U.S. Finance LLC Term Loan 6.375%, due 8/13/19	2,527,875	2,537,355
Calpine Construction Finance Co., L.P. Original Term Loan B1 3.00%, due 5/3/20	1,492,500	1,478,694
♦Calpine Corp.
Term Loan B1 4.00%, due 4/2/18	4,916,640	4,945,063
Term Loan B2 4.00%, due 4/2/18	2,929,900	2,945,006
Covanta Energy Corp. Term Loan 3.50%, due 3/28/19	1,473,750	1,478,049
Dynegy Holdings, Inc. Term Loan B2 4.00%, due 4/23/20	3,138,077	3,151,153
Equipower Resources Holdings LLC
1st Lien Term Loan 4.25%, due 12/21/18	3,171,689	3,179,618
Term Loan C 4.25%, due 12/31/19	1,007,439	1,009,957
Essential Power LLC Term Loan B 4.25%, due 8/8/19	1,088,374	1,055,722
GIM Channelview Cogeneration LLC Term Loan B 4.25%, due 5/8/20	447,750	450,549
La Frontera Generation LLC Term Loan 4.50%, due 9/30/20	4,857,478	4,904,538
LSP Madison Funding LLC Term Loan 5.50%, due 6/28/19	2,944,357	2,962,759
Topaz Power Holdings LLC Term Loan 5.25%, due 2/26/20	2,376,000	2,362,635
TPF II LC LLC Term Loan B 6.50%, due 8/16/19	1,990,000	1,980,050

		39,072,837

Total Floating Rate Loans (Cost $738,279,455)		742,392,312

	Principal Amount	Value
Foreign Floating Rate Loans 6.3% (b)
Broadcasting & Entertainment 1.2%
UPC Financing Partnership
USD Term Loan AH 3.25%, due 6/30/21	$2,917,292	$2,910,912
USD Term Loan AF 4.00%, due 1/29/21	2,000,000	2,009,166
Virgin Media Investment Holdings, Ltd. USD Term Loan B 3.50%, due 6/8/20	5,000,000	5,006,250

		9,926,328

Diversified/Conglomerate Service 1.0%
ION Trading Technologies S.A.R.L.
1st Lien Term Loan 4.50%, due 5/22/20	4,548,571	4,579,843
2nd Lien Term Loan 8.25%, due 5/21/21	1,125,000	1,139,765
Minimax GmbH & Co. KG USD Term Loan B 4.50%, due 8/14/20	2,437,750	2,449,939

		8,169,547

Healthcare, Education & Childcare 0.3%
Valeant Pharmaceuticals International, Inc. Term Loan E 4.50%, due 8/5/20	2,835,714	2,849,893

Leisure, Amusement, Motion Pictures & Entertainment 0.5%
Bombardier Recreational Products, Inc. New Term Loan B 4.00%, due 1/30/19	4,265,438	4,276,988

Mining, Steel, Iron & Non-Precious Metals 1.3%
♦FMG Resources August 2006 Pty, Ltd. New Term Loan B 4.25%, due 6/28/19	6,905,071	6,997,137
Novelis, Inc. New Term Loan 3.75%, due 3/10/17	4,368,735	4,385,074

		11,382,211

Oil & Gas 0.2%
Pacific Drilling S.A. Term Loan B 4.50%, due 6/4/18	1,547,778	1,563,901

Printing & Publishing 0.7%
Springer Science+Business Media Deutschland GmbH USD Term Loan B2 5.00%, due 8/10/20	5,985,000	6,012,429

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-167

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Printing & Publishing (continued)
Yell Group PLC New Term Loan B1 3.917%, due 7/31/14 (d)	$1,894,129	$414,341

		6,426,770

Retail Store 0.3%
Hudson’s Bay Co. 1st Lien Term Loan 4.75%, due 11/4/20	2,333,333	2,368,009

Telecommunications 0.8%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	6,439,180	6,485,465

Total Foreign Floating Rate Loans (Cost $54,364,381)		53,449,112

Total Long-Term Bonds (Cost $805,101,839)		809,141,827

	Shares
Affiliated Investment Company 0.6%
Fixed Income Fund 0.6%
MainStay High Yield Corporate Bond Fund Class I	822,368	4,975,329

Total Affiliated Investment Company (Cost $5,000,000)		4,975,329

	Principal Amount
Short-Term Investments 4.7%
Financial Company Commercial Paper 1.0%
John Deere Credit, Inc. (zero coupon), due 1/24/14 (a)(e)	$6,516,000	6,515,602
PACCAR Financial Corp. (zero coupon), due 1/8/14 (e)	2,325,000	2,324,980

Total Financial Company Commercial Paper (Cost $8,840,561)		8,840,582

Other Commercial Paper 1.7%
Illinois Tool Works, Inc.
(zero coupon), due 1/15/14 (a)(e)	3,000,000	2,999,912
(zero coupon), due 2/3/14 (a)(e)	988,000	987,904
Johnson & Johnson (zero coupon), due 1/9/14 (a)(e)	9,835,000	9,834,904
Parker Hannifin Corp. (zero coupon), due 1/30/14 (a)(e)	791,000	790,957

Total Other Commercial Paper (Cost $14,613,653)		14,613,677

	Principal Amount	Value
Repurchase Agreement 0.4%
State Street Bank and Trust Co. 0.00%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $3,512,553 (Collateralized by a Federal National Mortgage Association security with a rate of 2.20% and a maturity date of 10/17/22, with a Principal Amount of $3,910,000 and a Market Value of $3,584,105)	$3,512,553	$3,512,553

Total Repurchase Agreement (Cost $3,512,553)		3,512,553

U.S. Government 1.6%
United States Treasury Bills
0.013%, due 2/13/14 (e)	4,960,000	4,959,928
0.02%, due 2/27/14 (e)	5,800,000	5,799,819
0.034%, due 2/27/14 (e)	3,000,000	2,999,844

Total U.S. Government (Cost $13,759,583)		13,759,591

Total Short-Term Investments (Cost $40,726,350)		40,726,403

Total Investments (Cost $850,828,189) (f)	100.7%	854,843,559
Other Assets, Less Liabilities	(0.7)	(6,045,564)
Net Assets	100.0%	$848,797,995

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of December 31, 2013.

(c)	Illiquid security—The total market value of these securities as of December 31, 2013, is $19,221,175, which represents 2.3% of the Portfolio’s net assets.

(d)	Issue in default.

(e)	Interest rate presented is yield to maturity.

(f)	As of December 31, 2013, cost is $851,915,226 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$6,594,419
Gross unrealized depreciation	(3,666,086)

Net unrealized appreciation	$2,928,333

The following abbreviation is used in the above portfolio:

TBD—To be determined

M-168	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$13,300,403	$—	$13,300,403
Floating Rate Loans (b)	—	722,183,225	20,209,087	742,392,312
Foreign Floating Rate Loans (c)	—	50,999,173	2,449,939	53,449,112

Total Long-Term Bonds	—	786,482,801	22,659,026	809,141,827

Affiliated Investment Company
Fixed Income Fund	4,975,329	—	—	4,975,329
Short-Term Investments
Financial Company Commercial Paper	—	8,840,582	—	8,840,582
Other Commercial Paper	—	14,613,677	—	14,613,677
Repurchase Agreement	—	3,512,553	—	3,512,553
U.S. Government	—	13,759,591	—	13,759,591

Total Short-Term Investments	—	40,726,403	—	40,726,403

Total Investments in Securities	$4,975,329	$827,209,204	$22,659,026	$854,843,559

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Includes $20,209,087 of Level 3 securities which represent floating rate loans whose value was obtained from the pricing service which utilized a single broker quote to determine such value as referenced in the Portfolio of Investments.

(c)	Includes $2,449,939 of a Level 3 security which represents a foreign floating rate loan whose value was obtained from the pricing service which utilized a single broker quote to determine such value as referenced in the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2013, securities with a total value of $5,064,599 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain floating rate loans obtained from the independent pricing service which were derived based on single broker quote.

As of December 31, 2013, securities with a market value of $15,906,844 transferred from Level 3 to Level 2. The transfer occurred as a result of the value for certain floating rate loans obtained from an independent pricing service utilizing the average of multiple bid quotations as of December 31, 2013. The fair value obtained for these loans from an independent pricing service as of December 31, 2012 utilized a single broker quote with significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-169

Portfolio of Investments December 31, 2013 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of December 31, 2013 (b)
Long-Term Bonds
Floating Rate Loans
Aerospace & Defense	$2,391,000	$—	$—	$—	$—	$—	$—	$(2,391,000)	$—	$—
Automobile	—	10,290	6,684	(66,689)	—	(3,967,042)	5,064,599	—	1,047,842	(66,689)
Broadcasting & Entertainment	3,978,330	4,495	2,061	7,757	—	(284,212)	—	(507,500)	3,200,931	7,757
Chemicals, Plastics & Rubber	947,455	—	—	—	—	—	—	(947,455)	—	—
Containers, Packaging & Glass	—	(3,661)	—	11,748	2,545,038	—	—	—	2,553,125	11,748
Diversified/ Conglomerate Manufacturing	—	173	—	2,808	276,019	—	—	—	279,000	2,808
Diversified/ Conglomerate Service	3,231,802	1,194	—	1,632	1,188,174	—	—	(3,231,802)	1,191,000	1,632
Electronics	3,500,000	4,893	328	7,635	—	(34,796)	—	—	3,478,060	7,635
Finance	—	14,558	9,584	71,180	2,804,678	(227,857)	—	—	2,672,143	71,180
Healthcare, Education & Childcare	1,499,962	—	—	—	—	—	—	(1,499,962)	—	—
Insurance	—	279	—	11,683	597,038	—	—	—	609,000	11,683
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	2,944,278	3,993	—	(3,993)	—	—	—	(1,842,375)	1,101,903	(3,993)
Mining, Steel, Iron & Non-Precious Metals	5,879,766	100	1,081	(499)	—	(272,665)	—	(5,486,750)	121,033	(100)
Oil & Gas	—	6,850	18,919	29,825	2,910,637	(991,231)	—	—	1,975,000	29,825
Utilities	—	2,520	242	37,065	1,950,223	(10,000)	—	—	1,980,050	37,065
Foreign Floating Rate Loans
Diversified/ Conglomerate Service	—	514	59	23,847	2,437,769	(12,250)	—	—	2,449,939	23,847
Common Stock
Leisure, Amusement, Motion Pictures & Entertainment	394,896	—	158,703	(134,952)	—	(418,647)	—	—	—	—

Total	$24,767,489	$46,198	$197,661	$(953)	$14,709,576	$(6,218,700)	$5,064,599	$(15,906,844)	$22,659,026	$134,398

(a)	Sales include principal reduction.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-170	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $845,828,189)	$849,868,230
Investments in affiliated investment company, at value (identified cost $5,000,000)	4,975,329
Receivables:
Investment securities sold	9,566,868
Dividends and interest	4,800,496
Fund shares sold	1,911,271
Unrealized appreciation on unfunded commitments	13,069
Other assets	1,175

Total assets	871,136,438

Liabilities
Payables:
Investment securities purchased	21,385,087
Manager (See Note 3)	424,501
Fund shares redeemed	308,497
NYLIFE Distributors (See Note 3)	119,199
Professional fees	51,005
Shareholder communication	41,450
Custodian	5,856
Trustees	1,120
Accrued expenses	1,728

Total liabilities	22,338,443

Net assets	$848,797,995

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$90,905
Additional paid-in capital	851,252,997

851,343,902
Undistributed net investment income	135,630
Accumulated net realized gain (loss) on investments and unfunded commitments	(6,709,976)
Net unrealized appreciation (depreciation) on investments	4,015,370
Net unrealized appreciation (depreciation) on unfunded commitments	13,069

Net assets	$848,797,995

Initial Class
Net assets applicable to outstanding shares	$281,957,005

Shares of beneficial interest outstanding	30,213,519

Net asset value per share outstanding	$9.33

Service Class
Net assets applicable to outstanding shares	$566,840,990

Shares of beneficial interest outstanding	60,691,659

Net asset value per share outstanding	$9.34

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-171

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Interest	$38,118,219
Dividend distributions from an affiliated investment company	59,704

Total income	38,177,923

Expenses
Manager (See Note 3)	4,716,166
Distribution and service—Service Class (See Note 3)	1,253,479
Shareholder communication	120,924
Professional fees	99,069
Custodian	39,024
Trustees	16,213
Miscellaneous	50,942

Total expenses	6,295,817

Net investment income (loss)	31,882,106

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	3,756,661
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(2,817,142)

Net realized and unrealized gain (loss) on investments and unfunded commitments	939,519

Net increase (decrease) in net assets resulting from operations	$32,821,625

M-172	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2013 and December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$31,882,106	$27,199,518
Net realized gain (loss) on investments	3,756,661	512,687
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(2,817,142)	16,307,398

Net increase (decrease) in net assets resulting from operations	32,821,625	44,019,603

Dividends to shareholders:
From net investment income:
Initial Class	(12,037,630)	(10,330,192)
Service Class	(19,875,142)	(16,722,520)

Total dividends to shareholders	(31,912,772)	(27,052,712)

Capital share transactions:
Net proceeds from sale of shares	254,446,450	252,094,222
Net asset value of shares issued to shareholders in reinvestment of dividends	31,912,772	27,052,712
Cost of shares redeemed	(179,794,976)	(113,339,733)

Increase (decrease) in net assets derived from capital share transactions	106,564,246	165,807,201

Net increase (decrease) in net assets	107,473,099	165,807,201

Net Assets
Beginning of year	741,324,896	558,550,804

End of year	$848,797,995	$741,324,896

Undistributed net investment income at end of year	$135,630	$125,056

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-173

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.32	$9.07	$9.26	$8.92	$6.93

Net investment income (loss)	0.39	0.39	0.40	0.36	0.30
Net realized and unrealized gain (loss) on investments	0.01	0.25	(0.19)	0.34	1.99

Total from investment operations	0.40	0.64	0.21	0.70	2.29

Less dividends:
From net investment income	(0.39)	(0.39)	(0.40)	(0.36)	(0.30)

Net asset value at end of year	$9.33	$9.32	$9.07	$9.26	$8.92

Total investment return	4.46%	7.15%	2.19%	8.08%	33.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.22%	4.25%	4.19%	4.02%	3.70%
Net expenses	0.64%	0.65%	0.65%	0.67%	0.68%
Portfolio turnover rate	49%	47%	13%	11%	17%
Net assets at end of year (in 000’s)	$281,957	$282,716	$161,480	$145,965	$106,754

	Service Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$9.33	$9.08	$9.26	$8.92	$6.93

Net investment income (loss)	0.37	0.37	0.36	0.34	0.28
Net realized and unrealized gain (loss) on investments	0.01	0.25	(0.18)	0.34	1.99

Total from investment operations	0.38	0.62	0.18	0.68	2.27

Less dividends:
From net investment income	(0.37)	(0.37)	(0.36)	(0.34)	(0.28)

Net asset value at end of year	$9.34	$9.33	$9.08	$9.26	$8.92

Total investment return	4.20%	6.89%	1.93%	7.81%	33.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.96%	4.00%	3.94%	3.77%	3.44%
Net expenses	0.89%	0.90%	0.90%	0.92%	0.93%
Portfolio turnover rate	49%	47%	13%	11%	17%
Net assets at end of year (in 000’s)	$566,841	$458,609	$397,071	$383,756	$309,163

M-174	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Government Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2013

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	–2.46%	2.84%	4.02%	0.54%
Service Class Shares	–2.70	2.59	3.76	0.79

Benchmark Performance	One Year	Five Years	Ten Years
Barclays U.S. Government Bond Index[3]	–2.60%	2.26%	4.14%
Morningstar Intermediate Government Category Average[4]	–2.52	3.40	3.89

1.	Performance figures shown for the ten-year period ended December 31, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 4.01% for Initial Class shares and 3.75% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on total returns with all dividends and capital gain distributions reinvested.

mainstayinvestments.com	M-175

Cost in Dollars of a $1,000 Investment in MainStay VP Government Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,001.90	$2.78	$1,022.40	$2.80

Service Class Shares	$1,000.00	$1,000.60	$4.03	$1,021.20	$4.08

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.55% for Initial Class and 0.80% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-176	MainStay VP Government Portfolio

Portfolio Composition as of December 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-181 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2013 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

3.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 5/20/40

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

5.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41
6.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

7.	Overseas Private Investment Corporation, 5.142%, due 12/15/23

8.	United States Treasury Note, 0.625%, due 10/15/16

9.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 8/1/39

10.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 12/1/40

mainstayinvestments.com	M-177

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, Louis N. Cohen and Steven H. Rich of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Government Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP Government Portfolio returned –2.46% for Initial Class shares and –2.70% for Service Class shares. Over the same period, Initial Class shares outperformed—and Service Class shares underperformed—the –2.60% return of the Barclays U.S. Government Bond Index,1 which is the Portfolio’s broad-based securities-market index. Initial Class shares outperformed—and Service Class shares underperformed—the –2.52% return of the Morningstar Intermediate Government Category Average for the 12 months ended December 31, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

Duration,2 yield-curve3 posture, sector weighting and issue selection are four factors that affected the Portfolio’s relative performance during the reporting period.

The Portfolio’s duration was consistently shorter than that of the Barclays U.S. Government Bond Index in 2013. Because the Barclays U.S. Government Bond Index has a longer duration, it is more sensitive than the Portfolio to changes in U.S. Treasury yields and would have felt a greater impact as U.S. Treasury yields rose during the reporting period.

During the reporting period, the yield spread between the two- and 30-year benchmark points on the U.S. Treasury yield curve widened. Relative to peers that were more concentrated in longer-duration securities, the Portfolio benefited from the curve reshaping.

The largest class of securities in the Portfolio is agency mortgage pass-through securities.4 Our commitment to agency mortgage pass-throughs imparts a yield advantage over lower-yielding government-related securities, such as U.S. Treasury securities and agency debentures. This effect was a positive contributor to the Portfolio’s absolute return. In addition, agency mortgage pass-throughs outperformed comparable-duration U.S. Treasury securities during the reporting period. As a result, portfolios with less exposure to mortgages than the Portfolio would have trailed. For the same reason, mortgage sector holdings helped the Portfolio’s performance relative to the Barclays U.S. Government Bond Index, which does not include mortgage-backed securities.

Mortgage-related securities outperformed U.S. Treasury securities primarily because of three factors. First, the Federal Reserve remained a major source of incremental demand for mortgage related securities. Second, with U.S. Treasury yields and mortgage rates rising, refinancing opportunities waned and prepayment rates slowed. Indeed, the premium price risk of the agency residential mortgage-backed sector fell significantly because of higher rates. As the sector’s average price dropped from $108 to $103, the cost of receiving principal prepayments at par ($100) was partially alleviated, and the attractiveness of the sector improved for investors. Third, as prepayment rates slowed with rising interest rates, the average duration of the mortgage sector extended from approximately 3.2 years to 5.6 years. The duration extension relieved the sector of some of its near-term risk, which prompted some investors to favorably reconsider the sector’s return potential.

The performance of mortgages relative to comparable-duration U.S. Treasury securities was tempered by new government policies that aimed to assist underwater homeowners (those who carry more mortgage debt than the current value of their homes). By lowering refinancing barriers, the government policies had the potential to accelerate prepayment rates, especially among higher-coupon pass-throughs where the eligible underwater loans were concentrated.

The Portfolio’s mortgage allocation favors mortgage-backed securities issued by Fannie Mae and Freddie Mac and deemphasizes Ginnie Mae securities. Relative to its peers, the Portfolio may be underweight Ginnie Mae issues. The possibility of Japanese investors looking overseas for better yields buoyed the prospects of Ginnie Mae securities early in the reporting period. When the demand did not materialize, however, Ginnie Mae prices fell sharply.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowner’s monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.

M-178	MainStay VP Government Portfolio

Some mortgage pass-through securities tend to be better protected against the borrowers’ call option because of structural features. One example might be a pool of smaller-balance loans. In this case, the small balance tends to reduce the borrower’s incentive to refinance as mortgage rates fall. The Portfolio emphasized call protection among its residential mortgage-backed holdings. We seek to moderate the pace of prepayments in a low-interest rate environment by owning securities in which the borrower’s incentive to refinance is muted. This includes securities backed by 15-year loan terms, securities backed by lower-balance mortgages, and securities backed by newer-production lower-rate loans. In securitizations of higher-rate loans, we have focused attention on mortgages originated in 2003, where loans are less likely to be underwater and less likely to be eligible for government refinancing initiatives. During the reporting period, call-protection stories tended to underperform generic mortgage collateral. Call-protected securities were hampered by rising mortgage rates, which tended to make the call protection less valuable.

The Federal Reserve’s efforts to maintain liquidity (by keeping the federal funds target rate close to zero) and to maintain downward pressure on longer-term rates (through direct security purchases, known as quantitative easing) were aimed at stimulating aggregate demand by making investment more attractive than saving. These efforts helped support credit-related product such as corporate bonds and commercial mortgage-backed securities. The Portfolio’s modest exposure to these sectors, which are not in the benchmark, provided a performance tailwind for the Portfolio’s absolute and relative returns.

Low turnover benefited the Portfolio relative to peers by limiting transaction costs. We also preserved yield by avoiding large cash balances.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio typically maintains an intermediate duration close to four years. At the end of 2013, the Portfolio’s 4.2 year duration was 0.6 years shorter than the duration of the Barclays U.S. Government Bond Index. In the current market environment, we prefer to keep the Portfolio’s duration on the shorter side because a shorter duration may benefit the

Portfolio relative to the benchmark and longer-duration peers in periods of rising U.S. Treasury yields.

We introduced short positions in U.S. Treasury futures to dampen the Portfolio’s interest-rate sensitivity. This trade allowed us to keep the Portfolio’s duration near the four-year target while mortgage durations extended as U.S. Treasury yields rose.

What other specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Agency mortgage pass-through securities are the Portfolio’s largest sector. Mortgage pass-throughs can offer better relative value than comparable-duration U.S. Treasury securities or agency debentures. The use of agency mortgage pass-throughs introduces incremental yield to the Portfolio and positions it to benefit should the yield spread between mortgage-backed securities and comparable-duration U.S. Treasury securities compress.

Most of the Portfolio’s residential mortgage exposure was in mortgage pass-through securities rather than collateralized mortgage obligations (CMOs). In our opinion, the compensation demanded by the market for the better convexity5 of collateralized mortgage obligations was excessive.

The Portfolio maintained a limited allocation to lower-coupon mortgage pass-throughs. These are the longest-duration securities in the sector, and their performance could slow as U.S. Treasury rates and mortgage rates rise. We also deemphasized Ginnie Mae securities on valuation concerns because the price spread between Ginnie Mae and Fannie Mae pass-throughs had exceeded historical norms.

We maintained our moderate exposure to credit risk as a secondary driver of Portfolio performance for two reasons. First, the prospects of credit-related sectors (investment-grade corporate bonds, commercial mortgage-backed securities and asset-backed securities) were aligned with the decision of the Federal Reserve’s monetary policymaking committee to keep the federal funds rate in a range near zero. Second, we believe that low interest rates should spark healthy demand for higher-yielding products. The Portfolio ended the reporting period with 11% of its net assets allocated to non-government-related securities.

5.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.

mainstayinvestments.com	M-179

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

Agency mortgage pass-throughs collateralized by loans less apt to refinance were the weakest performers during 2013. As mortgage rates rose toward the end of the reporting period, the market sharply reassessed the value of call protection. Since these types of loan pools were emphasized in the Portfolio, the revaluation of call protection detracted from the Portfolio’s total return.

Mortgage pass-throughs whose durations are longer than average, such as newer-production lower-coupon securities, would have had weaker performance because the longer durations make the securities’ total returns more sensitive to rising U.S. Treasury yields. The Portfolio benefited by having limited exposure to this mortgage subsector.

The prices of securities issued by Tennessee Valley Authority (about 3% of net assets) softened when a 2014 White House budget proposal recommended divesting the Federal government’s ownership of the utility.

Treasury Inflation-Protected Securities (TIPS) underperformed nominal U.S. Treasury securities during the reporting period because economic growth was uneven, and inflation expectations remained well anchored. Both effects weighed on TIPS pricing. The Portfolio and its benchmark do not hold TIPS. Consequently, TIPS underperformance would have had no impact on the Portfolio’s return versus the bench-mark. However, the Portfolio’s allocation to TIPS may be lower than allocations in peer funds, so the Portfolio may have benefited from the better performance of nominal U.S. Treasury securities relative to peers.

How did the Portfolio’s sector weightings change during the reporting period?

Sector allocations were generally stable during the reporting period. The bulk of the Portfolio’s trading activity was designed to keep the Portfolio fully invested by reinvesting principal payments from mortgage securities. With the new purchases, we emphasized residential mortgage securities whose collateral is less prone to refinance. We also entered into several mortgage dollar roll6 transactions for security types where we maintain exposure in generic form rather than as specified pools of mortgage loans. A handful of corporate bonds matured or were called away. We recycled the proceeds back into corporates to maintain exposure at approximately 4% of net assets.

During the summer, we established a short position in U.S. Treasury futures to moderate the Portfolio’s interest-rate sensitivity by offsetting the extension of mortgage durations should U.S. Treasury yields rise.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2013, the Portfolio held an underweight position relative to the Barclays U.S. Government Index in U.S. Treasury securities and agency debentures. As of the same date, the Portfolio held an overweight position relative to the benchmark in agency mortgage pass-throughs and modestly overweight positions in asset-backed securities, corporate bonds and commercial mortgage-backed securities.

6.	A mortgage dollar roll is a transaction in which a portfolio sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. A portfolio is required to segregate assets having a value not less than the repurchase price. Mortgage dollar roll transactions involve certain risks, including the risk that the mortgage-backed security returned to the Portfolio at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-180	MainStay VP Government Portfolio

Portfolio of Investments December 31, 2013

	Principal Amount	Value
Long-Term Bonds 98.0%† Asset-Backed Security 0.8%
Utilities 0.8%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	$1,995,000	$2,282,434

Total Asset-Backed Security (Cost $2,029,493)		2,282,434

Corporate Bonds 4.1%
Agriculture 0.8%
Altria Group, Inc.
2.85%, due 8/9/22	1,170,000	1,077,244
9.70%, due 11/10/18	796,000	1,046,256

		2,123,500

Finance—Investment Banker/Broker 0.4%
Merrill Lynch & Co., Inc. 6.875%, due 4/25/18	900,000	1,064,131

Pipelines 1.0%
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	2,700,000	2,972,195

Real Estate Investment Trusts 0.8%
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	2,350,000	2,178,875

Telecommunications 1.1%
Crown Castle Towers LLC 4.883%, due 8/15/20 (a)	3,100,000	3,252,288

Total Corporate Bonds (Cost $11,675,607)		11,590,989

Mortgage-Backed Securities 6.5%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 6.0%
Bear Stearns Commercial Mortgage Securities Trust Series 2005-PW10, Class A4 5.405%, due 12/11/40 (b)	1,550,000	1,644,468
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	802,000	873,938
CD 2007-CD5 Mortgage Trust Series 2007-CD5, Class A4 5.886%, due 11/15/44 (b)	1,465,549	1,644,492

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
CFCRE Commercial Mortgage Trust Series 2011-C1, Class A2 3.759%, due 4/15/44 (a)	$2,500,000	$2,621,245
DBUBS Mortgage Trust Series 2011-LC2A, Class A2 3.386%, due 7/10/44 (a)	660,000	688,291
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	530,000	585,476
GE Capital Commercial Mortgage Corp. Series 2004-C2, Class A4 4.893%, due 3/10/40	298,327	298,639
GS Mortgage Securities Corp. II Series 2004-GG2, Class A6 5.396%, due 8/10/38 (c)	1,549,565	1,565,087
GS Mortgage Securities Trust Series 2011-GC5, Class A2 2.999%, due 8/10/44	800,000	832,065
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2011-C4, Class A3 4.106%, due 7/15/46 (a)	1,500,000	1,603,544
Series 2007-CB20, Class A3 5.819%, due 2/12/51	556,000	558,932
LB-UBS Commercial Mortgage Trust Series 2004-C1, Class A4 4.568%, due 1/15/31	471,551	482,307
Morgan Stanley Capital I Trust Series 2005-HQ6, Class A4A 4.989%, due 8/13/42	1,330,000	1,389,823
RBSCF Trust Series 2010-MB1, Class A2 3.686%, due 4/15/24 (a)	800,000	821,759
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4 5.308%, due 11/15/48	1,500,000	1,639,341

		17,249,407

Residential Mortgages (Collateralized Mortgage Obligations) 0.5%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 5.604%, due 8/25/36 (c)	544,622	495,304
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.60%, due 2/25/42 (a)(b)(d)(e)	1,223,571	917,677

		1,412,981

Total Mortgage-Backed Securities (Cost $18,766,888)		18,662,388

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Protfolio’s 10 largest holdings, as of December 31, 2013, execluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-181

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies 86.6%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡
Series 360, Class 2, IO 5.00%, due 8/1/35 (f)	$353,255	$69,419
Series 361, Class 2, IO 6.00%, due 10/1/35 (f)	74,816	15,065

		84,484

Federal Home Loan Bank 1.0%
5.00%, due 11/17/17	2,400,000	2,738,815

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 18.1%
2.375%, due 6/1/35 (b)	295,929	315,555
2.413%, due 2/1/37 (b)	184,683	195,756
2.50%, due 3/1/35 (b)	35,027	37,252
3.50%, due 10/1/25	827,732	865,356
3.50%, due 11/1/25	4,611,066	4,821,197
3.50%, due 12/1/41	464,640	462,181
3.50%, due 7/1/42	484,478	481,254
4.00%, due 3/1/25	1,919,930	2,044,005
4.00%, due 7/1/25	592,869	631,249
4.00%, due 8/1/31	1,180,878	1,235,470
4.00%, due 8/1/39	1,045,502	1,080,195
♦4.00%, due 12/1/40	4,735,781	4,888,385
♦4.00%, due 2/1/41	7,831,771	8,077,615
♦4.00%, due 3/1/41	9,172,134	9,469,932
4.00%, due 1/1/42	4,358,553	4,500,177
4.00%, due 12/1/42	1,487,499	1,516,189
4.50%, due 3/1/41	1,241,335	1,323,066
4.50%, due 5/1/41	1,697,387	1,803,911
4.50%, due 8/1/41	1,973,943	2,097,847
5.00%, due 1/1/20	435,004	461,827
5.00%, due 6/1/33	1,021,327	1,105,387
5.00%, due 8/1/33	580,527	628,480
5.00%, due 5/1/36	385,658	415,799
5.00%, due 10/1/39	1,427,096	1,565,445
5.50%, due 1/1/21	404,744	438,961
5.50%, due 1/1/33	766,671	843,550
6.50%, due 4/1/37	125,473	141,151

		51,447,192

Federal National Mortgage Association (Mortgage Pass-Through Securities) 49.8%
1.934%, due 11/1/34 (b)	294,831	311,515
2.337%, due 4/1/34 (b)	315,039	334,460
3.00%, due 10/1/32	1,617,747	1,593,869
3.50%, due 11/1/20	3,580,148	3,763,165
3.50%, due 10/1/25	1,841,699	1,927,952
♦3.50%, due 11/1/25	12,474,069	13,064,794
3.50%, due 9/1/32	4,515,576	4,598,438
3.50%, due 11/1/32	1,093,423	1,113,496

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 2/1/41	$2,652,000	$2,637,362
3.50%, due 11/1/41	3,589,395	3,573,786
3.50%, due 12/1/41	1,616,244	1,609,211
3.50%, due 1/1/42	3,541,660	3,527,427
3.50%, due 3/1/42	3,445,031	3,425,787
3.50%, due 5/1/42	1,617,753	1,608,735
3.50%, due 8/1/42	3,779,542	3,709,145
3.50%, due 11/1/42	1,454,783	1,427,698
3.50%, due 12/1/42	1,725,251	1,717,737
3.50%, due 2/1/43	1,858,912	1,850,824
3.50%, due 5/1/43	3,568,483	3,550,768
4.00%, due 9/1/31	2,633,164	2,750,919
4.00%, due 1/1/41	1,432,258	1,478,723
4.00%, due 2/1/41	1,093,479	1,129,054
4.00%, due 3/1/41	2,864,662	2,962,338
4.00%, due 10/1/41	854,396	883,529
4.00%, due 3/1/42	2,409,020	2,465,037
4.00%, due 6/1/42	1,025,606	1,046,357
4.00%, due 7/1/42	3,087,422	3,148,950
4.00%, due 8/1/42	1,532,085	1,562,872
4.00%, due 9/1/42	1,534,843	1,581,361
4.50%, due 7/1/18	1,517,763	1,615,503
4.50%, due 11/1/18	1,126,159	1,198,541
4.50%, due 6/1/23	871,694	928,393
4.50%, due 6/1/39	1,361,854	1,450,506
4.50%, due 7/1/39	3,486,774	3,727,176
♦4.50%, due 8/1/39	4,972,562	5,296,928
4.50%, due 9/1/40	4,194,366	4,483,675
4.50%, due 12/1/40	2,647,581	2,813,147
♦4.50%, due 1/1/41	6,832,651	7,306,648
4.50%, due 2/1/41	630,261	671,511
4.50%, due 8/1/41	3,295,454	3,503,597
5.00%, due 11/1/17	716,423	762,198
5.00%, due 9/1/20	52,116	55,480
5.00%, due 11/1/33	1,874,743	2,042,343
5.00%, due 7/1/34	231,239	251,252
5.00%, due 6/1/35	1,419,600	1,541,979
5.00%, due 10/1/35	388,465	421,688
5.00%, due 1/1/36	179,247	194,518
5.00%, due 2/1/36	2,123,678	2,304,851
5.00%, due 5/1/36	2,083,885	2,261,601
5.00%, due 3/1/40	2,319,469	2,542,075
5.00%, due 2/1/41	3,853,967	4,257,914
5.50%, due 11/1/17	481,127	514,127
5.50%, due 6/1/19	529,513	573,336
5.50%, due 11/1/19	627,177	679,133
5.50%, due 4/1/21	865,744	943,802
5.50%, due 6/1/21	53,541	58,484
5.50%, due 6/1/33	2,394,169	2,646,512

M-182	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.50%, due 11/1/33	$1,558,531	$1,718,107
5.50%, due 12/1/33	1,594,419	1,760,880
5.50%, due 6/1/34	474,477	522,048
5.50%, due 3/1/35	721,022	792,978
5.50%, due 12/1/35	284,928	313,245
5.50%, due 4/1/36	1,542,648	1,695,809
5.50%, due 1/1/37	412,999	462,066
5.50%, due 7/1/37	312,472	350,322
5.50%, due 8/1/37	366,635	403,090
6.00%, due 12/1/16	34,876	36,319
6.00%, due 1/1/33	241,560	271,176
6.00%, due 3/1/33	264,750	297,269
6.00%, due 9/1/34	52,359	58,764
6.00%, due 9/1/35	765,893	861,457
6.00%, due 10/1/35	147,583	165,401
6.00%, due 4/1/36	642,098	716,121
6.00%, due 6/1/36	481,362	534,443
6.00%, due 11/1/36	664,738	738,841
6.00%, due 4/1/37	127,677	137,597
6.50%, due 10/1/31	98,298	112,124
6.50%, due 7/1/32	27,520	30,584
6.50%, due 2/1/37	91,680	104,637
6.50%, due 8/1/47	88,045	95,133

		141,580,638

Government National Mortgage Association (Mortgage Pass-Through Securities) 10.5%
4.00%, due 7/15/39	938,574	976,516
4.00%, due 9/20/40	3,223,455	3,378,165
4.00%, due 11/20/40	435,962	456,874
4.00%, due 1/15/41	3,396,875	3,534,319
♦4.00%, due 10/15/41	6,027,786	6,299,298
♦4.50%, due 5/20/40	8,819,699	9,455,348
5.00%, due 4/15/34	1,260,453	1,379,244
5.00%, due 2/20/41	1,015,722	1,109,379
5.50%, due 6/15/33	1,345,930	1,526,731
5.50%, due 12/15/35	430,068	474,885
6.00%, due 8/15/32	257,160	289,849
6.00%, due 10/15/32	423,234	476,916
6.50%, due 7/15/28	47,440	54,946
6.50%, due 8/15/28	63,594	72,437
6.50%, due 7/15/32	229,746	256,074

		29,740,981

♦Overseas Private Investment Corporation 2.2%
5.142%, due 12/15/23	5,633,220	6,224,843

	Principal Amount	Value
Tennessee Valley Authority 3.0%
4.65%, due 6/15/35	$4,395,000	$4,370,537
6.25%, due 12/15/17	3,485,000	4,124,003

		8,494,540

♦United States Treasury Note 2.0%
0.625%, due 10/15/16	5,820,000	5,809,087

Total U.S. Government & Federal Agencies (Cost $243,075,790)		246,120,580

Total Long-Term Bonds (Cost $275,547,778)		278,656,391

Short-Term Investment 1.4%
Repurchase Agreement 1.4%
State Street Bank and Trust Co. 0.00%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $4,028,891 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $4,515,000 and a Market Value of $4,110,072)	4,028,891	4,028,891

Total Short-Term Investment (Cost $4,028,891)		4,028,891

Total Investments (Cost $279,576,669) (i)	99.4%	282,685,282
Other Assets, Less Liabilities	0.6	1,632,368
Net Assets	100.0%	$284,317,650

	Contracts Short	Unrealized Appreciation (Depreciation) (g)
Futures Contracts 0.3%
United States Treasury Note March 2014 (10 Year) (h)	(126)	$295,042
United States Treasury Note March 2014 (5 Year) (h)	(300)	468,105

Total Futures Contracts (Notional Amount $51,297,656)		$763,147

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown is the rate in effect as of December 31, 2013.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-183

Portfolio of Investments December 31, 2013 (continued)

(c)	Collateral strip rate—A bond whose interest is based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of December 31, 2013.

(d)	Illiquid security—The total market value of this security as of December 31, 2013, is $917,677, which represents 0.3% of the Portfolio’s net assets.

(e)	Fair valued security—The total market value of this security as of December 31, 2013, is $917,677, which represents 0.3% of the Portfolio’s net assets.

(f)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest is calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(g)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2013.

(h)	As of December 31, 2013, cash in the amount of $455,850 is on deposit with a broker for futures transactions.

(i)	As of December 31, 2013, cost is $279,576,669 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$8,066,330
Gross unrealized depreciation	(4,957,717)

Net unrealized appreciation	$3,108,613

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Security	$—	$2,282,434	$—	$2,282,434
Corporate Bonds	—	11,590,989	—	11,590,989
Mortgage-Backed Securities (b)	—	17,744,711	917,677	18,662,388
U.S. Government & Federal Agencies	—	246,120,580	—	246,120,580

Total Long-Term Bonds	—	277,738,714	917,677	278,656,391

Short-Term Investment
Repurchase Agreement	—	4,028,891	—	4,028,891

Total Investments in Securities	—	281,767,605	917,677	282,685,282

Other Financial Instruments
Futures Contracts Short (c)	763,147	—	—	763,147

Total Other Financial Instruments	763,147	—	—	763,147

Total Investments in Securities and Other Financial Instruments	$763,147	$281,767,605	$917,677	$283,448,429

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $917,677 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2013, a security with a market of $1,028,778 was transferred from Level 2 to Level 3 as the security was fair valued when compared to prior year price which was based on a quoted price. As of December 31, 2013, the price was adjusted using significant unobservable inputs due to market quotations not being readily available in accordance with the Portfolio’s policies and procedures. (See Note 2)

M-184	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2013 (a)
Long-Term Bonds
Mortgage- Backed Securities
Commercial Mortgage Loans (Collateralized Mortgage Obligations)	$—	$757	$3,789	$(69,340)	$84,811	$(131,118)	$1,028,778	$—	$917,677	$(69,340)

Total	$—	$757	$3,789	$(69,340)	$84,811	$(131,118)	$1,028,778	$—	$917,677	$(69,340)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-185

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $279,576,669)	$282,685,282
Cash collateral on deposit at broker	455,850
Receivables:
Interest	1,019,711
Fund shares sold	561,320
Variation margin on futures contracts	49,781
Investment securities sold	1,539

Total assets	284,773,483

Liabilities
Payables:
Fund shares redeemed	237,380
Manager (See Note 3)	121,772
NYLIFE Distributors (See Note 3)	41,797
Professional fees	34,145
Shareholder communication	14,233
Custodian	3,256
Trustees	474
Accrued expenses	2,776

Total liabilities	455,833

Net assets	$284,317,650

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$25,677
Additional paid-in capital	272,504,088

272,529,765
Undistributed net investment income	7,797,189
Accumulated net realized gain (loss) on investments and futures transactions	118,936
Net unrealized appreciation (depreciation) on investments and futures contracts	3,871,760

Net assets	$284,317,650

Initial Class
Net assets applicable to outstanding shares	$89,164,936

Shares of beneficial interest outstanding	8,007,848

Net asset value per share outstanding	$11.13

Service Class
Net assets applicable to outstanding shares	$195,152,714

Shares of beneficial interest outstanding	17,669,301

Net asset value per share outstanding	$11.04

M-186	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Interest	$10,179,543

Expenses
Manager (See Note 3)	1,640,035
Distribution and service—Service Class (See Note 3)	563,717
Professional fees	58,308
Shareholder communication	47,652
Custodian	19,378
Trustees	7,091
Miscellaneous	13,226

Total expenses	2,349,407

Net investment income (loss)	7,830,136

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	838,297
Futures transactions	(590,525)

Net realized gain (loss) on investments and futures transactions	247,772

Net change in unrealized appreciation (depreciation) on:
Investments	(18,101,929)
Futures contracts	763,147

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(17,338,782)

Net realized and unrealized gain (loss) on investments and futures transactions	(17,091,010)

Net increase (decrease) in net assets resulting from operations	$(9,260,874)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-187

Statements of Changes in Net Assets

for the years ended December 31, 2013 and December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,830,136	$9,637,579
Net realized gain (loss) on investments and futures transactions	247,772	689,044
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(17,338,782)	3,318,534

Net increase (decrease) in net assets resulting from operations	(9,260,874)	13,645,157

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(3,209,825)	(3,610,388)
Service Class	(6,516,735)	(6,936,666)

	(9,726,560)	(10,547,054)

From net realized gain on investments:
Initial Class	(176,469)	—
Service Class	(391,771)	—

	(568,240)	—

Total dividends and distributions to shareholders	(10,294,800)	—

Capital share transactions:
Net proceeds from sale of shares	27,826,629	70,520,572
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	10,294,800	10,547,054
Cost of shares redeemed	(107,755,995)	(78,820,337)

Increase (decrease) in net assets derived from capital share transactions	(69,634,566)	2,247,289

Net increase (decrease) in net assets	(89,190,240)	5,345,392

Net Assets
Beginning of year	373,507,890	368,162,498

End of year	$284,317,650	$373,507,890

Undistributed net investment income at end of year	$7,797,189	$9,726,545

M-188	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.84	$11.74	$11.55	$11.47	$11.72

Net investment income (loss) (a)	0.30	0.33	0.36	0.33	0.36
Net realized and unrealized gain (loss) on investments	(0.60)	0.13	0.32	0.30	(0.17)

Total from investment operations	(0.30)	0.46	0.68	0.63	0.19

Less dividends and distributions:
From net investment income	(0.39)	(0.36)	(0.39)	(0.37)	(0.43)
From net realized gain on investments	(0.02)	—	(0.10)	(0.18)	(0.01)

Total dividends and distributions	(0.41)	(0.36)	(0.49)	(0.55)	(0.44)

Net asset value at end of year	$11.13	$11.84	$11.74	$11.55	$11.47

Total investment return	(2.46%)	3.96%	5.98%	5.35%	1.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.56%	2.78%	3.04%	2.79%	3.12%
Net expenses	0.54%	0.54%	0.55%	0.56%	0.56%
Portfolio turnover rate (b)	25%	40%	58%	127%	141%
Net assets at end of year (in 000’s)	$89,165	$117,126	$133,395	$153,178	$167,267

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 8%, 20%, 37%, 30% and 24% for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively.

	Service Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.74	$11.65	$11.46	$11.40	$11.66

Net investment income (loss) (a)	0.26	0.30	0.33	0.30	0.33
Net realized and unrealized gain (loss) on investments	(0.58)	0.13	0.33	0.28	(0.17)

Total from investment operations	(0.32)	0.43	0.66	0.58	0.16

Less dividends and distributions:
From net investment income	(0.36)	(0.34)	(0.37)	(0.34)	(0.41)
From net realized gain on investments	(0.02)	—	(0.10)	(0.18)	(0.01)

Total dividends and distributions	(0.38)	(0.34)	(0.47)	(0.52)	(0.42)

Net asset value at end of year	$11.04	$11.74	$11.65	$11.46	$11.40

Total investment return	(2.70%)	3.70%	5.71%	5.09%	1.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.31%	2.53%	2.79%	2.53%	2.87%
Net expenses	0.79%	0.79%	0.80%	0.81%	0.81%
Portfolio turnover rate (b)	25%	40%	58%	127%	141%
Net assets at end of year (in 000’s)	$195,153	$256,382	$234,768	$221,793	$182,700

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 8%, 20%, 37%, 30% and 24% for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-189

MainStay VP Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2013

Class	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	30.85%	16.72%	6.79%	1.18%
Service Class Shares	30.53	16.43	6.52	1.43

Benchmark Performance	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	32.39%	17.94%	7.17%
MSCI EAFE® Index[3]	22.78	12.44	4.12
Growth Allocation Composite Index[3]	30.49	16.89	6.62
Average Lipper Variable Products Multi-Cap Core Portfolio[4]	28.72	17.20	5.57

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Multi-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core portfolios typically have average characteristics compared to the S&P SuperComposite 1500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-190	MainStay VP Growth Allocation Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,171.50	$0.22	$1,025.00	$0.20

Service Class Shares	$1,000.00	$1,170.00	$1.59	$1,023.70	$1.48

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.04% for Initial Class and 0.29% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

mainstayinvestments.com	M-191

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2013 (Unaudited)

See Portfolio of Investments on page M-195 for specific holdings within these categories.

M-192	MainStay VP Growth Allocation Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Growth Allocation Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP Growth Allocation Portfolio returned 30.85% for Initial Class shares and 30.53% for Service Class shares. Over the same period, both share classes underperformed the 32.39% return of the S&P 500® Index,2 which is the Portfolio’s broad-based securities-market index. Over the same period, both share classes outperformed the 22.78% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Both share classes outperformed the 30.49% return of the Growth Allocation Composite Index2 during the reporting period. The Growth Allocation Composite Index is an additional benchmark of the Portfolio. Both share classes outper-formed the 28.72% return of the average Lipper2 Variable Products Multi-Cap Core Portfolio for the 12 months ended December 31, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s allocations to Underlying Portfolios/Funds that invest in emerging-market equities—accounted for many of the challenges the Portfolio experienced in terms of relative performance. Emerging-market equities generally underperformed U.S. equities during the reporting period.

The Portfolio’s performance was above that of its peers and slightly above that of the Growth Allocation Composite Index. Some positive excess returns were generated through well-timed preferences for small companies over large companies. Emphasizing growth stocks over value stocks provided positive results. Any gains, however, were more than offset by overweight positions in emerging-market equities.

Although asset-class positioning added substantially to returns, performance among the Underlying Portfolios/Funds in which the Portfolio invested was mixed. Among the larger holdings that enjoyed particularly strong performance were MainStay U.S. Equity Opportunities Fund and MainStay Epoch U.S. All Cap Fund.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the Underlying Portfolios’/Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Portfolio placed a mild emphasis on two themes. First, our focus shifted from securities of large-cap companies toward securities of smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we placed an increasing emphasis on growth over value because we anticipated that the quest for yield that has marked the past couple of years would morph into a quest for growth. Both strategies were modestly profitable during the reporting period.

How did the Portfolio’s allocations change over the course of the reporting period?

The most significant change was a shift from focusing on large-cap stocks to owning more stocks of small- and mid-cap companies. This strategy was visible in a large increase in allocations to MainStay VP Eagle Small Cap Growth Portfolio, MainStay VP U.S. Mid Cap Core Portfolio and MainStay Epoch U.S. All Cap Fund. These increases were primarily funded from sales of MainStay MAP Fund, MainStay VP Large Cap Growth

Portfolio and MainStay U.S. Equity Opportunities Fund. Our shift from value to growth was seen in a

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-193

substantial new position in MainStay VP Cornerstone Growth Portfolio. A new position in a long/short portfolio, MainStay VP Marketfield Portfolio, was also noteworthy, as was our slight shift back into international stocks with a new position in MainStay Emerging Markets Opportunities Fund and increased exposure to MainStay ICAP International Fund.

Which Underlying Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Portfolios/Funds had the lowest total returns?

Among the Underlying Portfolios/Funds in which the Portfolio invested, MainStay VP Mid Cap Core Portfolio had the highest total return in 2013, followed by MainStay U.S. Equity Opportunities Fund and MainStay VP U.S. Small Cap Portfolio. The only Underlying Equity Portfolio/Fund that generated a negative total return was MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio. The next-lowest total returns came from MainStay VP International Equity Portfolio and MainStay VP Marketfield Portfolio.

Which Underlying Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Portfolios/Funds were the greatest detractors?

Contributions reflect the performance of the Underlying Portfolios/Funds and the size of the positions held. Large positive contributions can therefore come from significant positions in Underlying Portfolios/Funds that do reasonably well or from smaller positions in Underlying Portfolios/Funds that do exceptionally well. During the reporting period, the Portfolio had many of its largest holdings in Underlying Portfolios/Funds that performed very well. On that list were MainStay U.S. Equity Opportunities Fund, MainStay MAP Fund and MainStay VP Large Cap Growth Portfolio. The only Underlying Portfolio/Fund with negative performance was MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio. Other than that, weaker contributions tended to come from holdings with smaller allocations. Among these were MainStay VP ICAP Select Equity Portfolio and MainStay VP Marketfield Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-194	MainStay VP Growth Allocation Portfolio

Portfolio of Investments December 31, 2013

	Shares	Value
Affiliated Investment Companies 99.9%†
Equity Funds 99.9%
MainStay Emerging Markets Opportunities Fund Class I	278,248	$2,693,441
MainStay Epoch Global Choice Fund Class I (a)	564,046	11,624,991
MainStay Epoch U.S. All Cap Fund Class I (a)	1,271,264	35,747,948
MainStay ICAP Equity Fund Class I	444,813	23,068,012
MainStay ICAP International Fund Class I	817,561	29,399,481
MainStay International Opportunities Fund Class I (a)	2,747,670	24,811,457
MainStay MAP Fund Class I	945,686	42,385,632
MainStay U.S. Equity Opportunities Fund Class I (a)	3,939,765	33,448,604
MainStay VP Cornerstone Growth Portfolio Initial Class	441,392	15,092,025
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class	483,032	4,587,880
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	2,043,315	26,706,944
MainStay VP International Equity Portfolio Initial Class	711,354	9,825,257
MainStay VP Large Cap Growth Portfolio Initial Class (a)	1,785,538	40,769,941
MainStay VP Marketfield Portfolio Initial Class (a)(b)	701,067	7,818,556
MainStay VP Mid Cap Core Portfolio Initial Class	1,136,005	18,381,096
MainStay VP S&P 500 Index Portfolio Initial Class	220,998	8,306,041

	Shares	Value
Equity Funds (continued)
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	2,451,026	$33,758,264
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	1,879,617	25,900,495
MainStay VP Van Eck Global Hard Assets Portfolio Initial Class	9,152	91,218

Total Equity Funds (Cost $331,778,366)		394,417,283

Total Investments (Cost $331,778,366) (c)	99.9%	394,417,283
Other Assets, Less Liabilities	0.1	313,908
Net Assets	100.0%	$394,731,191

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of December 31, 2013, cost is $334,351,864 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$60,163,574
Gross unrealized depreciation	(98,155)

Net unrealized appreciation	$60,065,419

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$394,417,283	$—	$—	$394,417,283

Total Investments	$394,417,283	$—	$—	$394,417,283

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-195

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in affiliated investment companies, at value (identified cost $331,778,366)	$394,417,283
Cash	338,496
Receivables:
Fund shares sold	641,745

Total assets	395,397,524

Liabilities
Payables:
Investment securities purchased	338,496
Fund shares redeemed	211,426
NYLIFE Distributors (See Note 3)	71,548
Professional fees	21,826
Shareholder communication	18,859
Custodian	1,015
Trustees	348
Accrued expenses	2,815

Total liabilities	666,333

Net assets	$394,731,191

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$31,678
Additional paid-in capital	333,987,028

334,018,706
Undistributed net investment income	6,183,954
Accumulated net realized gain (loss) on investments	(8,110,386)
Net unrealized appreciation (depreciation) on investments	62,638,917

Net assets	$394,731,191

Initial Class
Net assets applicable to outstanding shares	$43,168,663

Shares of beneficial interest outstanding	3,450,564

Net asset value per share outstanding	$12.51

Service Class
Net assets applicable to outstanding shares	$351,562,528

Shares of beneficial interest outstanding	28,227,485

Net asset value per share outstanding	$12.45

M-196	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$3,276,185

Expenses
Distribution and service—Service Class (See Note 3)	689,867
Shareholder communication	49,683
Professional fees	38,791
Trustees	6,138
Custodian	5,101
Miscellaneous	10,638

Total expenses	800,218

Net investment income (loss)	2,475,967

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	24,288,142
Realized capital gain distributions from affiliated investment companies	12,310,167

Net realized gain (loss) on investments from affiliated investment companies	36,598,309

Net change in unrealized appreciation (depreciation) on investments	44,246,800

Net realized and unrealized gain (loss) on investments	80,845,109

Net increase (decrease) in net assets resulting from operations	$83,321,076

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-197

Statements of Changes in Net Assets

for the years ended December 31, 2013 and December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,475,967	$1,733,209
Net realized gain (loss) on investments from affiliated investment companies transactions	36,598,309	17,084,177
Net change in unrealized appreciation (depreciation) on investments	44,246,800	16,837,613

Net increase (decrease) in net assets resulting from operations	83,321,076	35,654,999

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(382,274)	(302,698)
Service Class	(2,311,559)	(1,757,645)

	(2,693,833)	(2,060,343)

From net realized gain on investments:
Initial Class	(1,782,808)	(1,975,695)
Service Class	(13,401,888)	(15,116,478)

	(15,184,696)	(17,092,173)

Total dividends and distributions to shareholders	(17,878,529)	(19,152,516)

Capital share transactions:
Net proceeds from sale of shares	81,187,858	20,771,399
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	17,878,529	19,152,516
Cost of shares redeemed	(29,618,004)	(34,574,866)

Increase (decrease) in net assets derived from capital share transactions	69,448,383	5,349,049

Net increase (decrease) in net assets	134,890,930	21,851,532

Net Assets
Beginning of year	259,840,261	237,988,729

End of year	$394,731,191	$259,840,261

Undistributed net investment income at end of year	$6,183,954	$2,693,832

M-198	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$10.11	$9.47	$9.83	$8.64	$7.02

Net investment income (loss)	0.10	0.10	0.10	0.09 (a)	0.12 (a)
Net realized and unrealized gain (loss) on investments	2.97	1.35	(0.37)	1.20	1.83

Total from investment operations	3.07	1.45	(0.27)	1.29	1.95

Less dividends and distributions:
From net investment income	(0.12)	(0.11)	(0.09)	(0.10)	(0.18)
From net realized gain on investments	(0.55)	(0.70)	—	—	(0.15)

Total dividends and distributions	(0.67)	(0.81)	(0.09)	(0.10)	(0.33)

Net asset value at end of year	$12.51	$10.11	$9.47	$9.83	$8.64

Total investment return	30.85%	15.47%	(2.65%)	15.03%	28.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%	0.92%	0.99%	1.03%	1.56%
Net expenses (b)	0.04%	0.04%	0.05%	0.06%	0.06%
Portfolio turnover rate	41%	42%	54%	48%	47%
Net assets at end of year (in 000’s)	$43,169	$31,447	$27,003	$30,384	$24,774

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$10.08	$9.44	$9.80	$8.62	$7.00

Net investment income (loss)	0.06	0.06	0.08	0.07 (a)	0.10 (a)
Net realized and unrealized gain (loss) on investments	2.95	1.36	(0.37)	1.20	1.83

Total from investment operations	3.01	1.42	(0.29)	1.27	1.93

Less dividends and distributions:
From net investment income	(0.09)	(0.08)	(0.07)	(0.09)	(0.16)
From net realized gain on investments	(0.55)	(0.70)	—	—	(0.15)

Total dividends and distributions	(0.64)	(0.78)	(0.07)	(0.09)	(0.31)

Net asset value at end of year	$12.45	$10.08	$9.44	$9.80	$8.62

Total investment return	30.53%	15.18%	(2.89%)	14.75%	27.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.76%	0.65%	0.78%	0.77%	1.29%
Net expenses (b)	0.29%	0.29%	0.30%	0.31%	0.31%
Portfolio turnover rate	41%	42%	54%	48%	47%
Net assets at end of year (in 000’s)	$351,563	$228,393	$210,986	$222,409	$186,844

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-199

MainStay VP High Yield Corporate Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2013

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	6.63%	15.64%	7.64%	0.59%
Service Class Shares	6.36	15.35	7.37	0.84

Benchmark Performance	One Year	Five Years	Ten Years
Credit Suisse High Yield Index[3]	7.53%	18.08%	8.35%
Average Lipper Variable Products High Yield Portfolio[4]	6.51	15.81	7.36

1.	Performance figures shown for the ten-year period ended December 31, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.63% for Initial Class shares and 7.36% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products High Yield Portfolio is representative of portfolios that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-200	MainStay VP High Yield Corporate Bond Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP High Yield Corporate Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,049.20	$3.05	$1,022.20	$3.01

Service Class Shares	$1,000.00	$1,047.90	$4.34	$1,021.00	$4.28

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.59% for Initial Class and 0.84% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-201

Portfolio Composition as of December 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-205 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2013 (excluding short-term investment) (Unaudited)

1.	Schaeffler Finance B.V., 4.75%–8.50%, due 2/15/17–5/15/21

2.	Texas Industries, Inc., 9.25%, due 8/15/20

3.	GenOn Energy, Inc., 7.875%–9.50%, due 6/15/17–10/15/18

4.	T-Mobile USA, Inc., 6.125%–6.731%, due 4/28/19–1/15/24

5.	Ally Financial, Inc. (zero coupon)–8.30%, due 2/12/15–11/1/31
6.	Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%–10.875%, due 4/1/15–7/1/21

7.	Seagate HDD Cayman, 4.75%–7.00%, due 11/1/21–6/1/23

8.	Algeco Scotsman Global Finance PLC, 8.50%–10.75%, due 10/15/18–10/15/19

9.	Intelsat Jackson Holdings S.A., 5.50%–7.50%, due 4/1/19–8/1/23

10.	Sprint Capital Corp., 6.875%–6.90%, due 5/1/19–11/15/28

M-202	MainStay VP High Yield Corporate Bond Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of J. Matthew Philo, CFA, and Andrew Susser of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP High Yield Corporate Bond Portfolio perform relative to its benchmark and peers during the reporting period?

For the 12 months ended December 31, 2013, MainStay VP High Yield Corporate Bond Portfolio returned 6.63% for Initial Class shares and 6.36% for Service Class shares. Over the same period, both share classes underperformed the 7.53% return of the Credit Suisse High Yield Index,1 which is the Portfolio’s broad-based securities-market index. Initial Class shares outperformed—and Service Class shares underperformed—the 6.51% return of the average Lipper1 Variable Products High Yield Portfolio during the 12 months ended December 31, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is managed in a bottom-up investment style, which focuses on individual companies and seeks to maximize risk-adjusted returns. The Portfolio remained conservatively positioned during the reporting period because of the attractive valuations (as measured by spreads) and the resiliency of the credit profiles in the higher-quality portion of the high-yield corporate bond market. In our opinion, valuations in the riskier segment of the high-yield market were generally unattractive. We believed this segment of the market carried unnecessary risks because of weak credit profiles and a potentially challenging outlook for corporate earnings.

Although we stand by our assessment, the Portfolio’s underweight position in credit risk relative to the broad high-yield bond market detracted from relative performance during the reporting period as CCC-rated2 credits significantly outperformed the rest of the market.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Because the Portfolio is managed in a bottom-up investment style, the factors that prompt significant decisions are specific to each individual company. As previously noted, however, we believed that valuations and credit profiles among higher-quality high-yield bonds were attractive, and we remained positioned more conservatively. In our opinion, valuations for credits in the CCC segment of the market were unattractive, and their weaker credit profiles made them vulnerable to higher default rates.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, the Portfolio’s investments in the energy, financials and transportation industries made the strongest positive contributions to absolute performance. (Contributions take weightings and total returns into account.) While no industries generated negative absolute returns, the Portfolio’s investments in the metal & minerals, aerospace and retail industries contributed the least to absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio initiated a position in the bonds of T-Mobile U.S., a telecommunications company owned 74% by Deutsche Telekom. T-Mobile provides low debt with strong asset coverage. We also initiated a position in Carlson Wagonlit. The company is a leading global commercial travel agency with its controlling interests owned by a global bank and a global hospitality and travel company.

We sold the Portfolio’s position in Brazilian oil and gas company OGX Petróleo e Gás Participações after losing confidence in the company’s asset value. The company has had very disappointing production and cost performance. We also sold the Portfolio’s position in department store J.C. Penney. The bonds of gaming company Station Casinos were called.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, there were no material changes to the industry weightings in the Portfolio. There was a small increase in the Portfolio’s exposure to the housing and communications industries because of attractive valuations and yields. The

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	An obligation rated ‘CCC’ by Standard & Poors (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the Portfolio and are not meant to represent the security or safety of the Portfolio.

mainstayinvestments.com	M-203

Portfolio reduced its exposure to the energy and health care industries.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2013, the Portfolio held overweight positions relative to the Credit Suisse High Yield Index in transportation, financials and housing. As of the same date, the Portfolio held underweight positions relative to the Index in media, retail and energy.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-204	MainStay VP High Yield Corporate Bond Portfolio

Portfolio of Investments December 31, 2013

	Principal Amount	Value
Long-Term Bonds 94.6%† Convertible Bonds 0.2%
Electric 0.1%
Somerset Cayuga Holding Co., Inc. 20.00%, due 6/15/17 (a)(b)(c)(d)(e)	$1,720,708	$2,529,441

Internet 0.0%‡
At Home Corp. 0.525%, due 12/28/18 (c)(d)(e)(f)	1,869,975	187
4.75%, due 12/15/49 (c)(d)(e)(f)	9,032,054	903

		1,090

Investment Management/Advisory Services 0.1%
Janus Capital Group, Inc. 3.25%, due 7/15/14	3,039,000	3,160,560

Total Convertible Bonds (Cost $4,829,252)		5,691,091

Corporate Bonds 91.6%
Advertising 0.2%
Lamar Media Corp. 5.875%, due 2/1/22	1,525,000	1,563,125
7.875%, due 4/15/18	3,775,000	3,987,344

		5,550,469

Aerospace & Defense 1.7%
AAR Corp. 7.25%, due 1/15/22 (a)	4,270,000	4,568,900
7.25%, due 1/15/22	4,490,000	4,804,300
Alliant Techsystems, Inc. 6.875%, due 9/15/20	3,480,000	3,754,050
B/E Aerospace, Inc. 5.25%, due 4/1/22	7,665,000	7,779,975
DAE Aviation Holdings, Inc. 11.25%, due 8/1/15 (a)	4,491,000	4,502,228
GenCorp, Inc. 7.125%, due 3/15/21	7,710,000	8,249,700
TransDigm, Inc. 5.50%, due 10/15/20	4,420,000	4,320,550
7.75%, due 12/15/18	7,635,000	8,188,537

		46,168,240

Agriculture 0.2%
American Rock Salt Co. LLC / American Rock Capital Corp. 8.25%, due 5/1/18 (a)	4,505,000	4,538,787

	Principal Amount	Value
Apparel 0.4%
William Carter Co. (The) 5.25%, due 8/15/21 (a)	$5,380,000	$5,460,700
Wolverine World Wide, Inc. 6.125%, due 10/15/20	4,800,000	5,136,000

		10,596,700

Auto Manufacturers 0.8%
Allied Specialty Vehicles, Inc. 8.50%, due 11/1/19 (a)	8,250,000	8,435,625
Jaguar Land Rover Automotive PLC
4.125%, due 12/15/18 (a)	4,595,000	4,623,719
5.625%, due 2/1/23 (a)	1,285,000	1,285,000
8.125%, due 5/15/21 (a)	4,095,000	4,658,062
Oshkosh Corp.
8.25%, due 3/1/17	2,810,000	2,954,069
8.50%, due 3/1/20	905,000	1,000,025

		22,956,500

Auto Parts & Equipment 4.7%
Allison Transmission, Inc. 7.125%, due 5/15/19 (a)	9,182,000	9,893,605
Chassix, Inc. 9.25%, due 8/1/18 (a)	5,290,000	5,633,850
Cooper-Standard Automotive, Inc. 8.50%, due 5/1/18	12,945,000	13,721,700
Cooper-Standard Holding, Inc. 7.375%, due 4/1/18 (a)(b)	5,210,000	5,236,050
Dana Holding Corp. 6.75%, due 2/15/21	5,519,000	5,932,925
Delphi Corp. 5.875%, due 5/15/19	7,825,000	8,274,937
Exide Technologies 8.625%, due 2/1/18 (f)	20,190,000	14,435,850
International Automotive Components Group S.A. 9.125%, due 6/1/18 (a)	4,775,000	4,977,937
♦Schaeffler Finance B.V.
4.75%, due 5/15/21 (a)	15,280,000	15,241,800
7.75%, due 2/15/17 (a)	11,219,000	12,733,565
8.50%, due 2/15/19 (a)	6,560,000	7,380,000
Schaeffler Holding Finance B.V. 6.875%, due 8/15/18 (a)(b)	11,405,000	12,089,300
Tenneco, Inc.
6.875%, due 12/15/20	1,870,000	2,042,975
7.75%, due 8/15/18	3,395,000	3,632,650
Titan International, Inc. 6.875%, due 10/1/20 (a)	2,805,000	2,924,213

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-205

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
TRW Automotive, Inc.
4.50%, due 3/1/21 (a)	$2,955,000	$2,984,550
7.25%, due 3/15/17 (a)	2,835,000	3,253,163

		130,389,070

Banks 1.4%
♦Ally Financial, Inc.
(zero coupon), due 6/15/15	490,000	470,400
5.50%, due 2/15/17	780,000	844,350
6.25%, due 12/1/17	3,355,000	3,740,825
7.50%, due 9/15/20	7,047,000	8,209,755
8.00%, due 11/1/31	6,505,000	7,740,950
8.30%, due 2/12/15	6,305,000	6,777,875
Provident Funding Associates, L.P.
6.75%, due 6/15/21 (a)	6,965,000	6,930,175
10.125%, due 2/15/19 (a)	2,450,000	2,670,500

		37,384,830

Beverages 0.4%
Constellation Brands, Inc.
4.25%, due 5/1/23	3,565,000	3,324,362
8.375%, due 12/15/14	1,620,000	1,725,300
Cott Beverages, Inc.
8.125%, due 9/1/18	4,290,000	4,633,200
8.375%, due 11/15/17	681,000	709,943

		10,392,805

Building Materials 3.5%
Boise Cascade Co. 6.375%, due 11/1/20	6,000,000	6,315,000
Building Materials Corp. of America
6.75%, due 5/1/21 (a)	2,110,000	2,284,075
6.875%, due 8/15/18 (a)	3,705,000	3,936,562
7.00%, due 2/15/20 (a)	3,060,000	3,289,500
7.50%, due 3/15/20 (a)	5,640,000	6,091,200
Gibraltar Industries, Inc. 6.25%, due 2/1/21	2,585,000	2,656,088
Griffon Corp. 7.125%, due 4/1/18	4,755,000	5,040,300
Headwaters, Inc.
7.25%, due 1/15/19 (a)	5,420,000	5,569,050
7.625%, due 4/1/19	7,457,000	8,034,917
Jeld-Wen, Inc. 12.25%, due 10/15/17 (a)	6,860,000	7,786,100
♦Texas Industries, Inc. 9.25%, due 8/15/20	31,130,000	34,671,037
USG Corp.
6.30%, due 11/15/16	3,460,000	3,710,850
7.875%, due 3/30/20 (a)	530,000	596,250
8.375%, due 10/15/18 (a)	1,165,000	1,266,938

	Principal Amount	Value
Building Materials (continued)
Vulcan Materials Co.
6.50%, due 12/1/16	$4,075,000	$4,564,000
7.50%, due 6/15/21	1,505,000	1,715,700

		97,527,567

Chemicals 2.6%
Axiall Corp. 4.875%, due 5/15/23 (a)	3,620,000	3,420,900
Celanese U.S. Holdings LLC 4.625%, due 11/15/22	4,215,000	4,035,863
Eagle Spinco, Inc. 4.625%, due 2/15/21 (a)	3,815,000	3,738,700
Ineos Finance PLC 7.50%, due 5/1/20 (a)	8,635,000	9,466,119
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	6,135,000	6,457,087
NOVA Chemicals Corp. 5.25%, due 8/1/23 (a)	5,300,000	5,459,000
Olin Corp.
5.50%, due 8/15/22	3,910,000	3,900,225
8.875%, due 8/15/19	6,675,000	7,225,687
Phibro Animal Health Corp. 9.25%, due 7/1/18 (a)	15,335,000	16,331,775
PolyOne Corp.
5.25%, due 3/15/23	7,160,000	6,981,000
7.375%, due 9/15/20	4,665,000	5,154,825

		72,171,181

Coal 2.1%
Arch Coal, Inc.
7.00%, due 6/15/19	10,885,000	8,653,575
7.25%, due 10/1/20	1,110,000	863,025
8.00%, due 1/15/19 (a)	5,165,000	5,152,088
9.875%, due 6/15/19	2,570,000	2,287,300
CONSOL Energy, Inc.
8.00%, due 4/1/17	11,115,000	11,712,431
8.25%, due 4/1/20	1,590,000	1,721,175
Peabody Energy Corp.
6.00%, due 11/15/18	3,040,000	3,237,600
6.25%, due 11/15/21	4,670,000	4,716,700
6.50%, due 9/15/20	6,935,000	7,299,087
7.875%, due 11/1/26	2,235,000	2,268,525
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. 8.25%, due 4/15/18	1,340,000	1,420,400
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. II
6.50%, due 5/15/21 (a)	4,150,000	4,295,250
8.375%, due 6/1/20	3,415,000	3,765,038

		57,392,194

M-206	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services 4.4%
ADT Corp. (The) 6.25%, due 10/15/21 (a)	$2,800,000	$2,940,000
Alliance Data Systems Corp.
5.25%, due 12/1/17 (a)	7,965,000	8,263,687
6.375%, due 4/1/20 (a)	5,385,000	5,640,787
American Capital, Ltd. 6.50%, due 9/15/18 (a)	8,020,000	8,360,850
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, due 4/1/23	5,905,000	5,720,469
8.25%, due 1/15/19	1,345,000	1,466,050
9.75%, due 3/15/20	2,895,000	3,394,388
Catalent Pharma Solutions, Inc. 7.875%, due 10/15/18	7,060,000	7,183,550
Cenveo Corp. 8.875%, due 2/1/18	7,339,000	7,339,000
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	9,615,000	10,047,675
Hertz Corp. (The)
4.25%, due 4/1/18	2,660,000	2,726,500
5.875%, due 10/15/20	1,330,000	1,378,213
Knowledge Universe Education LLC 7.75%, due 2/1/15 (a)	9,230,000	9,045,400
PHH Corp.
7.375%, due 9/1/19	3,215,000	3,432,012
9.25%, due 3/1/16	2,860,000	3,253,250
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares)
6.50% (c)(d)(e)(g)	150,000	2,205
9.75% (c)(d)(e)(g)	8,530,000	125,391
Safway Group Holding LLC / Safway Finance Corp. 7.00%, due 5/15/18 (a)	5,540,000	5,844,700
Sotheby’s 5.25%, due 10/1/22 (a)	4,820,000	4,518,750
Speedy Cash Intermediate Holdings Corp. 10.75%, due 5/15/18 (a)	7,660,000	8,062,150
United Rentals North America, Inc.
5.75%, due 7/15/18	4,155,000	4,440,656
6.125%, due 6/15/23	1,570,000	1,593,550
7.625%, due 4/15/22	2,920,000	3,244,850
9.25%, due 12/15/19	2,450,000	2,731,750
Valassis Communications, Inc. 6.625%, due 2/1/21	4,740,000	4,888,125
WEX, Inc. 4.75%, due 2/1/23 (a)	5,855,000	5,386,600

		121,030,558

	Principal Amount	Value
Computers 1.7%
iGATE Corp. 9.00%, due 5/1/16	$5,140,000	$5,461,250
NCR Corp.
4.625%, due 2/15/21	1,100,000	1,053,250
5.00%, due 7/15/22	4,050,000	3,852,562
NCR Escrow Corp.
5.875%, due 12/15/21 (a)	1,425,000	1,451,719
6.375%, due 12/15/23 (a)	5,000,000	5,106,250
♦ Seagate HDD Cayman 4.75%, due 6/1/23 (a)	23,125,000	21,621,875
7.00%, due 11/1/21	5,220,000	5,761,575
SunGard Data Systems, Inc. 4.875%, due 1/15/14	3,625,000	3,625,000

		47,933,481

Distribution & Wholesale 0.7%
American Tire Distributors, Inc. 9.75%, due 6/1/17	14,788,000	15,675,280
LKQ Corp. 4.75%, due 5/15/23 (a)	4,695,000	4,366,350

		20,041,630

Diversified Financial Services 1.0%
CNG Holdings, Inc. 9.375%, due 5/15/20 (a)	5,525,000	5,083,000
Community Choice Financial, Inc.
10.75%, due 5/1/19	11,100,000	9,296,250
12.75%, due 5/1/20 (a)(d)	3,000,000	2,587,500
Ford Holdings LLC 9.30%, due 3/1/30	6,970,000	9,465,267
National Money Mart Co. 10.375%, due 12/15/16	1,570,000	1,593,550

		28,025,567

Electric 2.0%
Calpine Corp.
5.875%, due 1/15/24 (a)	3,840,000	3,753,600
6.00%, due 1/15/22 (a)	7,940,000	8,138,500
7.50%, due 2/15/21 (a)	888,000	969,030
♦GenOn Energy, Inc.
7.875%, due 6/15/17	14,809,000	16,289,900
9.50%, due 10/15/18	14,273,000	16,164,173
GenOn REMA LLC Series C 9.681%, due 7/2/26	1,190,000	1,225,700
Mirant Americas Generation LLC 9.125%, due 5/1/31	4,910,000	4,995,925
PNM Resources, Inc. 9.25%, due 5/15/15	1,704,000	1,895,700
Public Service Co. of New Mexico 7.95%, due 5/15/18	2,305,000	2,739,882

		56,172,410

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-207

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electrical Components & Equipment 1.0%
Belden, Inc. 5.50%, due 9/1/22 (a)	$13,090,000	$12,828,200
General Cable Corp. 6.50%, due 10/1/22 (a)(h)	9,670,000	9,476,600
WESCO Distribution, Inc. 5.375%, due 12/15/21 (a)	5,410,000	5,410,000

		27,714,800

Electronics 0.4%
Kemet Corp. 10.50%, due 5/1/18	8,305,000	8,201,187
Stoneridge, Inc. 9.50%, due 10/15/17 (a)	3,110,000	3,374,350

		11,575,537

Engineering & Construction 0.8%
New Enterprise Stone & Lime Co., Inc.
11.00%, due 9/1/18	10,275,000	7,500,750
13.00%, due 3/15/18 (b)	10,524,068	11,892,197
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23 (a)	1,369,000	1,321,085

		20,714,032

Entertainment 2.8%
Affinity Gaming LLC / Affinity Gaming Finance Corp. 9.00%, due 5/15/18	11,715,000	12,535,050
Churchill Downs, Inc. 5.375%, due 12/15/21 (a)	6,360,000	6,471,300
GLP Capital LP / GLP Financing II, Inc.
4.875%, due 11/1/20 (a)	3,280,000	3,280,000
5.375%, due 11/1/23 (a)	2,720,000	2,672,400
Isle of Capri Casinos, Inc. 5.875%, due 3/15/21	4,730,000	4,647,225
MU Finance PLC 8.375%, due 2/1/17 (a)	8,260,333	8,632,048
NAI Entertainment Holdings / NAI Entertainment Finance Corp. 5.00%, due 8/1/18 (a)	4,830,000	4,986,975
Pinnacle Entertainment, Inc. 7.50%, due 4/15/21	2,597,000	2,817,745
Production Resource Group, Inc. 8.875%, due 5/1/19	6,090,000	4,400,025
Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (a)	6,234,000	6,841,815
Speedway Motorsports, Inc. 6.75%, due 2/1/19	3,748,000	3,982,250
Sterling Entertainment Enterprise LLC 9.75%, due 12/31/19 (c)(d)(e)	10,000,000	10,375,000

	Principal Amount	Value
Entertainment (continued)
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (d)(e)	$254,740	$178,318
Vail Resorts, Inc. 6.50%, due 5/1/19	5,415,000	5,739,900

		77,560,051

Environmental Controls 0.6%
Clean Harbors, Inc.
5.125%, due 6/1/21	2,735,000	2,762,350
5.25%, due 8/1/20	4,320,000	4,449,600
Darling Escrow Corp. 5.375%, due 1/15/22 (a)	4,470,000	4,503,525
Darling International, Inc. 8.50%, due 12/15/18	3,600,000	3,969,000

		15,684,475

Finance—Auto Loans 1.2%
Credit Acceptance Corp. 9.125%, due 2/1/17	5,020,000	5,271,000
Ford Motor Credit Co. LLC 12.00%, due 5/15/15	4,455,000	5,112,825
General Motors Financial Co., Inc.
4.25%, due 5/15/23 (a)	4,640,000	4,413,800
4.75%, due 8/15/17 (a)	6,455,000	6,850,369
6.75%, due 6/1/18	8,850,000	10,089,000

		31,736,994

Finance—Consumer Loans 0.2%
TMX Finance LLC / TitleMax Finance Corp. 8.50%, due 9/15/18 (a)	5,125,000	5,458,125

Finance—Mortgage Loan/Banker 0.1%
Prospect Holding Co. LLC / Prospect Holding Finance Co. 10.25%, due 10/1/18 (a)	4,050,000	3,807,000

Finance—Other Services 1.5%
Cantor Commercial Real Estate Co., L.P. 7.75%, due 2/15/18 (a)	6,985,000	7,386,637
♦Nationstar Mortgage LLC / Nationstar Capital Corp.
6.50%, due 8/1/18	5,925,000	6,028,688
6.50%, due 7/1/21	575,000	547,688
7.875%, due 10/1/20	7,625,000	7,910,937
9.625%, due 5/1/19	2,405,000	2,705,625
10.875%, due 4/1/15	10,060,000	10,286,350
SquareTwo Financial Corp. 11.625%, due 4/1/17	6,485,000	6,703,869

		41,569,794

M-208	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Food 2.4%
American Seafoods Group LLC / American Seafoods Finance, Inc. 10.75%, due 5/15/16 (a)	$4,740,000	$4,905,900
American Stores Co. 8.00%, due 6/1/26	9,740,000	13,538,600
ASG Consolidated LLC / ASG Finance, Inc. 15.00%, due 5/15/17 (a)(b)	5,608,328	4,612,850
B&G Foods, Inc. 4.625%, due 6/1/21	5,820,000	5,587,200
C&S Group Enterprises LLC 8.375%, due 5/1/17 (a)	3,139,000	3,327,340
Ingles Markets, Inc. 5.75%, due 6/15/23	8,820,000	8,643,600
KeHE Distributors LLC / KeHE Distributors Finance Corp. 7.625%, due 8/15/21 (a)	5,615,000	5,951,900
Land O’ Lakes, Inc. 6.00%, due 11/15/22 (a)	9,655,000	9,944,650
TreeHouse Foods, Inc. 7.75%, due 3/1/18	3,070,000	3,215,825
Wells Enterprises, Inc. 6.75%, due 2/1/20 (a)	5,120,000	5,196,800

		64,924,665

Forest Products & Paper 0.6%
Clearwater Paper Corp. 7.125%, due 11/1/18	4,082,000	4,357,535
Georgia-Pacific LLC
7.25%, due 6/1/28	2,792,000	3,365,415
7.375%, due 12/1/25	1,310,000	1,616,514
8.00%, due 1/15/24	3,469,000	4,464,731
Smurfit Kappa Acquisitions 4.875%, due 9/15/18 (a)	2,325,000	2,412,188

		16,216,383

Health Care—Products 1.3%
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (a)	7,315,000	8,220,231
Hanger, Inc. 7.125%, due 11/15/18	7,627,000	8,160,890
Hologic, Inc. 6.25%, due 8/1/20	3,230,000	3,407,650
Mallinckrodt International Finance S.A. 4.75%, due 4/15/23 (a)	2,560,000	2,362,722
Teleflex, Inc. 6.875%, due 6/1/19	4,860,000	5,103,000
Universal Hospital Services, Inc. 7.625%, due 8/15/20	8,830,000	9,315,650

		36,570,143

	Principal Amount	Value
Health Care—Services 2.8%
Centene Corp. 5.75%, due 6/1/17	$3,905,000	$4,149,062
CHS / Community Health Systems, Inc.
5.125%, due 8/15/18	1,990,000	2,054,675
7.125%, due 7/15/20	1,000,000	1,037,500
DaVita HeathCare Partners, Inc. 6.625%, due 11/1/20	2,651,000	2,843,197
Fresenius Medical Care U.S. Finance, Inc.
6.50%, due 9/15/18 (a)	3,750,000	4,237,500
6.875%, due 7/15/17	40,000	45,400
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, due 7/31/19 (a)	460,000	496,800
5.875%, due 1/31/22 (a)	2,710,000	2,859,050
HCA Holdings, Inc. 6.25%, due 2/15/21	715,000	748,069
HCA, Inc.
4.75%, due 5/1/23	5,205,000	4,892,700
5.875%, due 3/15/22	5,130,000	5,296,725
5.875%, due 5/1/23	745,000	735,688
6.50%, due 2/15/20	2,125,000	2,334,844
7.50%, due 2/15/22	1,570,000	1,723,075
7.58%, due 9/15/25	575,000	596,563
8.00%, due 10/1/18	4,076,000	4,814,775
8.36%, due 4/15/24	450,000	495,000
9.00%, due 12/15/14	1,520,000	1,626,400
Health Management Associates, Inc. 7.375%, due 1/15/20	2,505,000	2,802,469
INC Research LLC 11.50%, due 7/15/19 (a)	7,775,000	8,649,687
MPH Intermediate Holding Co. 2 8.375%, due 8/1/18 (a)	8,000,000	8,320,000
MultiPlan, Inc. 9.875%, due 9/1/18 (a)	10,145,000	11,159,500
ResCare, Inc. 10.75%, due 1/15/19	3,520,000	3,942,400

		75,861,079

Holding Companies—Diversified 0.3%
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (a)	6,915,000	7,329,900
Leucadia National Corp. 8.125%, due 9/15/15	1,480,000	1,642,800

		8,972,700

Home Builders 2.1%
Allegion US Holding Co., Inc. 5.75%, due 10/1/21 (a)	6,720,000	6,988,800
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, due 2/15/21 (a)	8,280,000	8,176,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-209

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
Brookfield Residential Properties, Inc.
6.125%, due 7/1/22 (a)	$1,070,000	$1,075,350
6.50%, due 12/15/20 (a)	5,285,000	5,483,187
D.R. Horton, Inc. 4.75%, due 2/15/23	2,925,000	2,778,750
Lennar Corp.
4.125%, due 12/1/18	3,000,000	3,015,000
4.75%, due 11/15/22	3,130,000	2,903,075
Meritage Homes Corp. 7.00%, due 4/1/22	315,000	333,113
Ryland Group, Inc. (The)
5.375%, due 10/1/22	340,000	323,000
6.625%, due 5/1/20	2,460,000	2,601,450
Standard Pacific Corp. 8.375%, due 1/15/21	3,960,000	4,613,400
Taylor Morrison Communities, Inc. / Monarch Communities, Inc.
5.25%, due 4/15/21 (a)	3,275,000	3,184,938
7.75%, due 4/15/20 (a)	4,978,000	5,475,800
Toll Brothers Finance Corp. 4.375%, due 4/15/23	6,725,000	6,237,437
WCI Communities, Inc. 6.875%, due 8/15/21 (a)	4,860,000	4,835,700

		58,025,500

Household Products & Wares 0.4%
Jarden Corp.
6.125%, due 11/15/22	945,000	1,011,150
7.50%, due 5/1/17	5,940,000	6,875,550
Spectrum Brands Escrow Corp.
6.375%, due 11/15/20 (a)	1,545,000	1,649,287
6.625%, due 11/15/22 (a)	1,545,000	1,643,494
Spectrum Brands, Inc. 6.75%, due 3/15/20	710,000	764,138

		11,943,619

Housewares 0.2%
Libbey Glass, Inc. 6.875%, due 5/15/20	4,824,000	5,209,920

Insurance 0.9%
A-S Co-issuer Subsidiary, Inc. / A-S Merger Sub LLC 7.875%, due 12/15/20 (a)	1,405,000	1,475,250
American Equity Investment Life Holding Co. 6.625%, due 7/15/21	6,555,000	6,849,975
Fidelity & Guaranty Life Holdings, Inc. 6.375%, due 4/1/21 (a)	6,410,000	6,730,500
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (a)	4,190,000	4,756,597

	Principal Amount	Value
Insurance (continued)
Onex USI Aquisition Corp. 7.75%, due 1/15/21 (a)	$5,700,000	$5,828,250

		25,640,572

Internet 0.9%
Cogent Communications Group, Inc. 8.375%, due 2/15/18 (a)	9,360,000	10,155,600
Equinix, Inc.
5.375%, due 4/1/23	7,720,000	7,546,300
7.00%, due 7/15/21	5,638,000	6,159,515
IAC / InterActiveCorp. 4.75%, due 12/15/22	1,000,000	932,500

		24,793,915

Investment Management/Advisory Services 0.3%
Janus Capital Group, Inc. 6.70%, due 6/15/17	1,743,000	1,940,965
Patriot Merger Corp. 9.00%, due 7/15/21 (a)	4,900,000	5,145,000

		7,085,965

Iron & Steel 0.8%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	2,545,000	2,703,055
Allegheny Technologies, Inc.
5.875%, due 8/15/23	2,660,000	2,686,425
9.375%, due 6/1/19	2,600,000	3,176,560
Bluescope Steel, Ltd. / Bluescope Steel Finance 7.125%, due 5/1/18 (a)	7,900,000	8,275,250
Commercial Metals Co. 4.875%, due 5/15/23	6,044,000	5,620,920

		22,462,210

Leisure Time 1.0%
Brunswick Corp. 4.625%, due 5/15/21 (a)	7,965,000	7,606,575
Carlson Wagonlit B.V. 6.875%, due 6/15/19 (a)	20,180,000	20,936,750

		28,543,325

Lodging 1.5%
Choice Hotels International, Inc. 5.75%, due 7/1/22	7,905,000	8,250,844
Eldorado Resorts LLC / Eldorado Capital Corp. 8.625%, due 6/15/19 (a)	6,170,000	6,586,475
Felcor Lodging, L.P. 5.625%, due 3/1/23	870,000	848,250
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, due 10/15/21 (a)	7,245,000	7,516,687

M-210	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Lodging (continued)
MGM Resorts International
6.625%, due 7/15/15	$1,000,000	$1,072,500
6.625%, due 12/15/21	242,000	255,915
MTR Gaming Group, Inc. 11.50%, due 8/1/19	6,452,225	7,170,035
Playa Resorts Holding B.V. 8.00%, due 8/15/20 (a)	2,975,000	3,157,219
ROC Finance LLC / ROC Finance 1 Corp. 12.125%, due 9/1/18 (a)	2,965,000	3,046,537
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, due 11/15/15	2,580,000	2,861,272

		40,765,734

Machinery—Diversified 0.2%
Briggs & Stratton Corp. 6.875%, due 12/15/20	3,660,000	4,021,425
SPL Logistics Escrow LLC / SPL Logistics Finance Corp. 8.875%, due 8/1/20 (a)	2,545,000	2,704,062

		6,725,487

Media 3.5%
CCO Holdings LLC / CCO Holdings Capital Corp.
5.125%, due 2/15/23	7,920,000	7,345,800
5.25%, due 9/30/22	2,055,000	1,918,856
7.25%, due 10/30/17	1,245,000	1,318,144
Cogeco Cable, Inc. 4.875%, due 5/1/20 (a)	5,420,000	5,230,300
Crown Media Holdings, Inc. 10.50%, due 7/15/19	5,023,000	5,701,105
CSC Holdings LLC
7.625%, due 7/15/18	95,000	108,656
7.875%, due 2/15/18	965,000	1,102,513
DISH DBS Corp.
4.625%, due 7/15/17	6,040,000	6,326,900
5.125%, due 5/1/20	11,225,000	11,253,062
7.125%, due 2/1/16	1,085,000	1,201,638
7.75%, due 5/31/15	1,345,000	1,459,325
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	9,455,000	9,194,987
7.75%, due 10/15/18	7,560,000	8,164,800
ProQuest LLC / ProQuest Notes Co. 9.00%, due 10/15/18 (a)	10,835,000	11,214,225
Quebecor Media, Inc.
5.75%, due 1/15/23	9,100,000	8,804,250
7.75%, due 3/15/16	1,897,000	1,920,713

	Principal Amount	Value
Media (continued)
Videotron, Ltd.
5.00%, due 7/15/22	$4,385,000	$4,286,337
6.375%, due 12/15/15	2,425,000	2,431,063
9.125%, due 4/15/18	5,918,000	6,199,105

		95,181,779

Metal Fabricate & Hardware 1.2%
A. M. Castle & Co. 12.75%, due 12/15/16	9,200,000	10,304,000
Mueller Water Products, Inc.
7.375%, due 6/1/17	6,290,000	6,447,250
8.75%, due 9/1/20	4,160,000	4,659,200
Shale-Inland Holdings LLC / Shale-Inland Finance Corp. 8.75%, due 11/15/19 (a)	5,570,000	5,764,950
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, due 12/15/18 (a)	5,420,000	5,704,550

		32,879,950

Mining 1.9%
Hecla Mining Co. 6.875%, due 5/1/21 (a)	15,270,000	14,659,200
Kaiser Aluminum Corp. 8.25%, due 6/1/20	6,495,000	7,339,350
New Gold, Inc.
6.25%, due 11/15/22 (a)	7,825,000	7,570,687
7.00%, due 4/15/20 (a)	7,640,000	7,850,100
Novelis, Inc.
8.375%, due 12/15/17	4,205,000	4,488,838
8.75%, due 12/15/20	2,810,000	3,126,125
St. Barbara, Ltd. 8.875%, due 4/15/18 (a)	7,260,000	5,971,350

		51,005,650

Miscellaneous—Manufacturing 2.0%
Actuant Corp. 5.625%, due 6/15/22	3,941,000	3,990,263
Amsted Industries, Inc. 8.125%, due 3/15/18 (a)	11,265,000	11,870,494
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (a)	5,435,000	5,665,987
FGI Operating Co. LLC / FGI Finance, Inc. 7.875%, due 5/1/20	6,915,000	7,399,050
Koppers, Inc. 7.875%, due 12/1/19	5,005,000	5,405,400
LSB Industries, Inc. 7.75%, due 8/1/19 (a)	3,650,000	3,832,500
Polypore International, Inc. 7.50%, due 11/15/17	6,465,000	6,836,737

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-211

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing (continued)
SPX Corp.
6.875%, due 9/1/17	$4,285,000	$4,842,050
7.625%, due 12/15/14	4,095,000	4,309,988

		54,152,469

Office Furnishings 0.3%
Interface, Inc. 7.625%, due 12/1/18	6,627,000	7,124,025

Oil & Gas 8.1%
Antero Resources Finance Corp. 5.375%, due 11/1/21 (a)	5,390,000	5,443,900
Approach Resources, Inc. 7.00%, due 6/15/21	6,565,000	6,729,125
Berry Petroleum Co. 10.25%, due 6/1/14	3,915,000	4,047,131
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp.
7.625%, due 1/15/22 (a)	4,060,000	4,100,600
9.375%, due 5/1/19	11,692,000	12,978,120
9.625%, due 8/1/20	1,770,000	1,986,825
Chesapeake Energy Corp. 6.50%, due 8/15/17	9,615,000	10,840,912
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc. 6.625%, due 11/15/19	9,345,000	9,788,887
Comstock Resources, Inc.
7.75%, due 4/1/19	6,925,000	7,357,813
9.50%, due 6/15/20	3,750,000	4,200,000
Concho Resources, Inc.
5.50%, due 10/1/22	1,990,000	2,054,675
5.50%, due 4/1/23	656,000	675,680
6.50%, due 1/15/22	7,710,000	8,346,075
7.00%, due 1/15/21	5,485,000	6,033,500
Continental Resources, Inc.
5.00%, due 9/15/22	5,956,000	6,186,795
8.25%, due 10/1/19	3,620,000	3,954,850
Linn Energy LLC / Linn Energy Finance Corp.
6.50%, due 5/15/19	8,305,000	8,471,100
7.00%, due 11/1/19 (a)	2,330,000	2,353,300
Newfield Exploration Co.
5.625%, due 7/1/24	5,265,000	5,238,675
6.875%, due 2/1/20	1,630,000	1,746,138
Oasis Petroleum, Inc.
6.875%, due 3/15/22 (a)	4,280,000	4,536,800
7.25%, due 2/1/19	9,740,000	10,470,500
PDC Energy, Inc. 7.75%, due 10/15/22	5,435,000	5,869,800

	Principal Amount	Value
Oil & Gas (continued)
PetroHawk Energy Corp.
7.25%, due 8/15/18	$3,285,000	$3,541,230
10.50%, due 8/1/14	1,410,000	1,423,835
PetroQuest Energy, Inc. 10.00%, due 9/1/17	19,615,000	20,350,562
Range Resources Corp.
5.00%, due 8/15/22	1,660,000	1,630,950
5.00%, due 3/15/23	5,550,000	5,425,125
8.00%, due 5/15/19	2,980,000	3,177,425
Rex Energy Corp. 8.875%, due 12/1/20	11,655,000	12,762,225
SM Energy Co.
5.00%, due 1/15/24 (a)	6,670,000	6,353,175
6.50%, due 11/15/21	2,895,000	3,068,700
6.625%, due 2/15/19	3,795,000	4,032,188
Stone Energy Corp. 7.50%, due 11/15/22	3,860,000	4,033,700
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 7.50%, due 7/1/21 (a)	2,300,000	2,403,500
W&T Offshore, Inc. 8.50%, due 6/15/19	8,170,000	8,639,775
Whiting Petroleum Corp. 6.50%, due 10/1/18	7,315,000	7,772,188
WPX Energy, Inc. 6.00%, due 1/15/22	5,365,000	5,365,000

		223,390,779

Oil & Gas Services 1.0%
Expro Finance Luxembourg SCA 8.50%, due 12/15/16 (a)	8,878,000	9,255,315
Forum Energy Technologies, Inc. 6.25%, due 10/1/21 (a)	5,885,000	6,179,250
Hiland Partners, L.P. / Hiland Partners Finance Corp. 7.25%, due 10/1/20 (a)	3,560,000	3,818,100
Pioneer Energy Services Corp. 9.875%, due 3/15/18	7,900,000	8,374,000

		27,626,665

Packaging & Containers 1.4%
AEP Industries, Inc. 8.25%, due 4/15/19	8,490,000	9,126,750
Ball Corp.
5.00%, due 3/15/22	2,855,000	2,826,450
6.75%, due 9/15/20	835,000	908,062
Greif, Inc. 6.75%, due 2/1/17	3,324,000	3,681,330
Owens-Brockway Glass Container, Inc. 7.375%, due 5/15/16	1,750,000	1,964,375
Plastipak Holdings, Inc. 6.50%, due 10/1/21 (a)	8,095,000	8,378,325

M-212	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Packaging & Containers (continued)
Silgan Holdings, Inc. 5.00%, due 4/1/20	$5,500,000	$5,431,250
Tekni-Plex, Inc. 9.75%, due 6/1/19 (a)	4,688,000	5,320,880

		37,637,422

Pharmaceuticals 1.6%
Forest Laboratories, Inc. 5.00%, due 12/15/21 (a)	5,420,000	5,440,325
Grifols, Inc. 8.25%, due 2/1/18	7,400,000	7,890,250
Lantheus Medical Imaging, Inc. 9.75%, due 5/15/17	6,855,000	6,100,950
NBTY, Inc. 9.00%, due 10/1/18	6,150,000	6,741,937
Salix Pharmaceuticals, Ltd. 6.00%, due 1/15/21 (a)	2,965,000	3,039,125
Valeant Pharmaceuticals International, Inc.
5.625%, due 12/1/21 (a)	590,000	592,950
6.375%, due 10/15/20 (a)	7,005,000	7,381,519
6.50%, due 7/15/16 (a)	2,280,000	2,354,100
6.75%, due 10/1/17 (a)	1,010,000	1,075,650
6.75%, due 8/15/18 (a)	2,015,000	2,213,981
7.00%, due 10/1/20 (a)	835,000	899,713
7.50%, due 7/15/21 (a)	640,000	702,400
Warner Chilcott Co., LLC / Warner Chilcott Co., LLC 7.75%, due 9/15/18	500,000	541,250

		44,974,150

Pipelines 1.5%
Access Midstream Partners, L.P. / ACMP Finance Corp. 6.125%, due 7/15/22	2,320,000	2,482,400
ANR Pipeline Co.
7.375%, due 2/15/24	395,000	477,329
9.625%, due 11/1/21	5,950,000	8,033,660
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 6.625%, due 10/1/20	7,335,000	7,665,075
Crestwood Midstream Partners, L.P. / Crestwood Midstream Finance Corp. 6.00%, due 12/15/20	2,915,000	3,002,450
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp.
4.50%, due 7/15/23	3,000,000	2,812,500
6.25%, due 6/15/22	1,835,000	1,940,513
6.75%, due 11/1/20	6,940,000	7,529,900
Northwest Pipeline LLC 7.125%, due 12/1/25	2,195,000	2,641,393

	Principal Amount	Value
Pipelines (continued)
NuStar Logistics, L.P. 6.75%, due 2/1/21	$4,035,000	$4,163,781

		40,749,001

Real Estate 1.2%
CBRE Services, Inc. 5.00%, due 3/15/23	10,700,000	10,285,375
Crescent Resources LLC / Crescent Ventures, Inc. 10.25%, due 8/15/17 (a)	3,290,000	3,577,875
Howard Hughes Corp. (The) 6.875%, due 10/1/21 (a)	7,530,000	7,831,200
Mattamy Group Corp. 6.50%, due 11/15/20 (a)	5,760,000	5,702,400
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (a)	5,300,000	5,353,000

		32,749,850

Real Estate Investment Trusts 1.0%
Geo Group, Inc. (The) 6.625%, due 2/15/21	5,556,000	5,875,470
Host Hotels & Resorts, L.P.
4.75%, due 3/1/23	5,860,000	5,899,825
5.25%, due 3/15/22	4,055,000	4,227,192
5.875%, due 6/15/19	385,000	417,822
Series Q 6.75%, due 6/1/16	1,763,000	1,788,412
RHP Hotel Properties, L.P. / RHP Finance Corp. 5.00%, due 4/15/21	2,595,000	2,562,562
Sabra Health Care, L.P. / Sabra Capital Corp.
5.375%, due 6/1/23	2,810,000	2,732,725
8.125%, due 11/1/18	2,750,000	2,970,000

		26,474,008

Retail 3.6%
AmeriGas Finance LLC / AmeriGas Finance Corp. 6.75%, due 5/20/20	1,970,000	2,152,225
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
6.25%, due 8/20/19	2,180,000	2,343,500
6.50%, due 5/20/21	1,685,000	1,798,738
Asbury Automotive Group, Inc. 8.375%, due 11/15/20	13,176,000	14,806,530
AutoNation, Inc. 6.75%, due 4/15/18	5,495,000	6,360,462
Building Materials Holding Corp. 9.00%, due 9/15/18 (a)	6,020,000	6,486,550
Cash America International, Inc. 5.75%, due 5/15/18 (a)	7,040,000	6,688,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-213

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
DineEquity, Inc. 9.50%, due 10/30/18	$17,045,000	$18,919,950
L Brands, Inc.
5.625%, due 10/15/23	3,785,000	3,841,775
6.625%, due 4/1/21	3,610,000	3,961,975
8.50%, due 6/15/19	1,555,000	1,866,000
Penske Automotive Group, Inc. 5.75%, due 10/1/22	6,670,000	6,820,075
PVH Corp.
4.50%, due 12/15/22	798,000	756,105
7.375%, due 5/15/20	2,540,000	2,797,175
Radio Systems Corp. 8.375%, due 11/1/19 (a)	4,100,000	4,499,750
Sally Holdings LLC / Sally Capital, Inc.
5.75%, due 6/1/22	3,075,000	3,198,000
6.875%, due 11/15/19	3,860,000	4,265,300
Sonic Automotive, Inc.
5.00%, due 5/15/23	4,545,000	4,260,937
7.00%, due 7/15/22	3,300,000	3,584,625

		99,407,672

Shipbuilding 0.2%
Huntington Ingalls Industries, Inc.
6.875%, due 3/15/18	2,245,000	2,424,600
7.125%, due 3/15/21	1,825,000	2,002,938

		4,427,538

Software 0.3%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (a)	4,605,000	4,812,225
Activision Blizzard, Inc.
5.625%, due 9/15/21 (a)	2,580,000	2,670,300
6.125%, due 9/15/23 (a)	1,875,000	1,954,687

		9,437,212

Storage & Warehousing 1.0%
♦Algeco Scotsman Global Finance PLC
8.50%, due 10/15/18 (a)	13,925,000	15,073,812
10.75%, due 10/15/19 (a)	11,405,000	12,032,275
Mobile Mini, Inc. 7.875%, due 12/1/20	280,000	310,100

		27,416,187

Telecommunications 7.8%
Crown Castle International Corp.
5.25%, due 1/15/23	15,480,000	15,170,400
7.125%, due 11/1/19	6,835,000	7,364,712
DigitalGlobe, Inc. 5.25%, due 2/1/21 (a)	5,410,000	5,274,750
Frontier Communications Corp. 9.25%, due 7/1/21	4,300,000	4,955,750

	Principal Amount	Value
Telecommunications (continued)
GCI, Inc. 8.625%, due 11/15/19	$3,025,000	$3,214,063
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	4,710,000	5,098,575
7.625%, due 6/15/21	4,770,000	5,318,550
♦Intelsat Jackson Holdings S.A.
5.50%, due 8/1/23 (a)	2,600,000	2,473,250
7.25%, due 4/1/19	5,295,000	5,718,600
7.25%, due 10/15/20	9,940,000	10,871,875
7.50%, due 4/1/21	3,665,000	4,040,663
Lynx I Corp. 5.375%, due 4/15/21 (a)	2,700,000	2,700,000
MetroPCS Wireless, Inc.
6.25%, due 4/1/21 (a)	6,960,000	7,221,000
6.625%, due 4/1/23 (a)	9,710,000	10,025,575
Sable International Finance, Ltd.
7.75%, due 2/15/17 (a)	8,380,000	8,746,625
8.75%, due 2/1/20 (a)	3,600,000	4,050,000
Satelites Mexicanos S.A. de C.V. 9.50%, due 5/15/17	12,532,000	13,471,900
SBA Telecommunications, Inc.
5.75%, due 7/15/20	3,750,000	3,900,000
8.25%, due 8/15/19	2,538,000	2,722,005
♦Sprint Capital Corp.
6.875%, due 11/15/28	22,475,000	21,182,687
6.90%, due 5/1/19	1,580,000	1,726,150
Sprint Communications, Inc. 9.125%, due 3/1/17	3,765,000	4,423,875
Sprint Corp.
7.125%, due 6/15/24 (a)	7,060,000	7,165,900
7.875%, due 9/15/23 (a)	6,150,000	6,611,250
♦T-Mobile USA, Inc.
6.125%, due 1/15/22	3,240,000	3,296,700
6.464%, due 4/28/19	4,595,000	4,882,188
6.50%, due 1/15/24	7,840,000	7,938,000
6.731%, due 4/28/22	13,865,000	14,454,262
tw telecom holdings, Inc.
5.375%, due 10/1/22	3,600,000	3,537,000
5.375%, due 10/1/22 (a)	3,380,000	3,320,850
Virgin Media Finance PLC 8.375%, due 10/15/19	4,455,000	4,867,088
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	7,933,000	8,093,635

		213,837,878

Transportation 0.7%
Florida East Coast Holdings Corp. 10.50%, due 8/1/17 (b)	1,141,740	1,175,992
Florida East Coast Railway Corp. 8.125%, due 2/1/17	16,522,000	17,244,838

		18,420,830

M-214	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Trucking & Leasing 0.6%
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (a)	$4,865,000	$5,156,900
NESCO LLC / NESCO Holdings Corp. 11.75%, due 4/15/17 (a)	4,530,000	5,096,250
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	6,305,000	7,203,462

		17,456,612

Vitamins & Nutrition Products 0.6%
Alphabet Holding Co., Inc.
7.75%, due 11/1/17 (a)(b)	5,310,000	5,475,937
7.75%, due 11/1/17 (b)	10,915,000	11,256,094

		16,732,031

Total Corporate Bonds (Cost $2,425,366,683)		2,518,915,722

Loan Assignments 2.1% (i)
Auto Manufacturers 0.1%
Chrysler Group LLC New Term Loan B 4.25%, due 5/24/17	4,420,655	4,439,969

Auto Parts & Equipment 0.8%
Exide Technologies, Inc. DIP Second-Out Term Loan 9.00%, due 10/14/14	21,812,643	22,248,896

Finance—Consumer Loans 0.2%
Ocwen Financial Corp. Term Loan 5.00%, due 2/15/18	5,200,700	5,248,807

Finance—Other Services 0.2%
BATS Global Markets, Inc. Term Loan 7.00%, due 12/14/18	5,100,000	5,112,750

Lodging 0.5%
Cannery Casino Resorts, LLC
New Term Loan B 6.00%, due 10/2/18	2,429,985	2,412,975
New 2nd Lien Term Loan 10.00%, due 10/2/19	5,875,000	5,395,207
Four Seasons Holdings, Inc.
1st Lien Term Loan 4.25%, due 6/27/20	2,339,138	2,344,985

	Principal Amount	Value
Lodging (continued)
Four Seasons Holdings, Inc. (continued)
2nd Lien Term Loan 6.25%, due 12/28/20	$2,950,000	$3,016,375

		13,169,542

Media 0.1%
ProQuest Co. Term Loan B 6.00%, due 4/13/18	3,261,900	3,280,248

Miscellaneous—Manufacturing 0.2%
FGI Operating Co. LLC Term Loan 5.50%, due 4/19/19	5,323,346	5,369,925

Total Loan Assignments (Cost $57,607,342)		58,870,137

Yankee Bonds 0.7% (j)
Forest Products & Paper 0.4%
Smurfit Kappa Treasury Funding Ltd. 7.50%, due 11/20/25	10,335,000	11,303,906

Insurance 0.3%
Fairfax Financial Holdings, Ltd.
7.375%, due 4/15/18	1,537,000	1,724,036
8.30%, due 4/15/26	4,645,000	5,113,802

		6,837,838

Total Yankee Bonds (Cost $15,331,376)		18,141,744

Total Long-Term Bonds (Cost $2,503,134,653)		2,601,618,694

	Shares
Common Stocks 0.3%
Coal 0.0%‡
Upstate NY Power Producers (c)(d)(e)(g)	19,474	370,006

Entertainment 0.1%
Affinity Gaming LLC (c)(d)(g)	75,000	825,000

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (c)(d)(e)(g)	230,859	2,957,304

Mining 0.1%
Goldcorp, Inc.	132,400	2,869,108

Total Common Stocks (Cost $7,581,628)		7,021,418

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-215

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Preferred Stock 0.1%
Savings & Loans 0.1%
GMAC Capital Trust I 8.125%	124,200	$3,321,108

Total Preferred Stock (Cost $3,028,995)		3,321,108

	Number of Warrants
Warrants 0.0%‡
Food 0.0%‡
ASG Corp. Expires 5/15/18 (c)(d)(g)	3,370	421,250

Media 0.0%‡
ION Media Networks, Inc.
Second Lien Expires 12/18/16 (c)(d)(e)(g)	365	4
Unsecured Debt Expires 12/18/16 (c)(d)(e)(g)	360	3

		7

Total Warrants (Cost $1,099)		421,257

	Principal Amount
Short-Term Investment 3.6%
Repurchase Agreement 3.6%
State Street Bank and Trust Co. 0.00%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $100,242,676 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 1.96% and a maturity date of 11/7/22, with a Principal Amount of $114,440,000 and a Market Value of $102,248,249)	$100,242,676	100,242,676

Total Short-Term Investment (Cost $100,242,676)		100,242,676

Total Investments (Cost $2,613,989,051) (k)	98.6%	2,712,625,153
Other Assets, Less Liabilities	1.4	37,125,108
Net Assets	100.0%	$2,749,750,261
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(c)	Restricted security.

(d)	Illiquid security—The total market value of these securities as of December 31, 2013, is $20,372,512, which represents 0.7% of the Portfolio’s net assets.

(e)	Fair valued security—The total market value of these securities as of December 31, 2013, is $16,538,762, which represents 0.6% of the Portfolio’s net assets.

(f)	Issue in default.

(g)	Non-income producing security.

(h)	Step coupon—Rate shown is the rate in effect as of December 31, 2013.

(i)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of December 31, 2013.

(j)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(k)	As of December 31, 2013, cost is $2,614,032,216 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$125,831,026
Gross unrealized depreciation	(27,238,089)

Net unrealized appreciation	$98,592,937

M-216	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$3,160,560	$2,530,531	$5,691,091
Corporate Bonds (c)	—	2,508,234,808	10,680,914	2,518,915,722
Loan Assignments (d)	—	53,757,387	5,112,750	58,870,137
Yankee Bonds	—	18,141,744	—	18,141,744

Total Long-Term Bonds	—	2,583,294,499	18,324,195	2,601,618,694

Common Stocks (e)	3,694,108	—	3,327,310	7,021,418
Preferred Stock	3,321,108	—	—	3,321,108
Warrants (f)	421,250	—	7	421,257
Short-Term Investment
Repurchase Agreement	—	100,242,676	—	100,242,676

Total Investments in Securities	$7,436,466	$2,683,537,175	$21,651,512	$2,712,625,153

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $2,529,441 and $1,090 are held in Electric and Internet, respectively, within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $127,596 and $10,553,318 are held in Commercial Services and Entertainment, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 security valued at $5,112,750 is held in Finance—Other Services within Loan Assignments whose value was obtained from an independent pricing service which used a single broker quote to measure such value as referenced in the Portfolio of Investments.

(e)	The Level 3 securities valued at $370,006 and $2,957,304 are held in Coal and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

(f)	The Level 3 securities valued at $7 are held in Media within the Warrants section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2013, a security with a market value of $5,820,000 transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain Loan Assignments obtained from the independent pricing service which were derived based on single a broker quote.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-217

Portfolio of Investments December 31, 2013 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2013 (a)
Long-Term Bonds
Convertible Bonds
Electric	$1,919,799	$—	$—	$311,007	$298,635	(b)	$—		$—	$—	$2,529,441	$311,007
Internet	1,090	—	—	—	—		—		—	—	1,090	—
Corporate Bonds
Auto Parts & Equipment	4,022	—	—	(4,022)	—		—		—	—	—	—
Commercial Services	138,880	—	—	(11,284)	—		—		—	—	127,596	(11,284)
Electric	599,422	—	(90,791)	—	—		(508,631)		—	—	—	—
Entertainment	10,256,032	10,755	10,763	386,788	—		(111,020)		—	—	10,553,318	386,788
Food	6,394,500	—	94,500	(189,000)	—		(6,300,000)		—	—	—	—
Loan Assignments
Apparel	2,703,750	102	101,666	(101,768)	—		(2,703,750	)(c)	—	—	—	—
Finance	1,830,707	347	—	(26,792)	—		(1,804,262	)(c)	—	—	—	—
Finance—Other Services	—	53,727	49,552	89,471	—		(900,000	)(c)	5,820,000	—	5,112,750	89,471
Lodging	3,208,275	337	—	131,419	—		(3,340,031	)(c)	—	—	—	—
Metal, Fabricate & Hardware	5,910,000	—	—	—	—		(5,910,000	)(c)	—	—	—	—
Common Stocks
Coal	331,058	—	—	38,948	—		—		—	—	370,006	38,948
Media	22,073	—	(690,475)	668,402	—		—		—	—	—	—
Metal, Fabricate & Hardware	1,371,302	—	—	1,586,002	—		—		—	—	2,957,304	1,586,002
Warrants
Media	7	—	—	—	—		—		—	—	7	—

Total	$34,690,917	$65,268	$(524,785)	$2,879,171	$298,635		$(21,577,694)		$5,820,000	$—	$21,651,512	$2,400,932

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Purchases include securities received from a restructure.

(c)	Sales include principal reductions.

M-218	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $2,613,989,051)	$2,712,625,153
Cash	62,341
Receivables:
Dividends and interest	42,709,697
Fund shares sold	4,008,016
Investment securities sold	30,653

Total assets	2,759,435,860

Liabilities
Payables:
Investment securities purchased	6,870,928
Manager (See Note 3)	1,289,320
Fund shares redeemed	874,679
NYLIFE Distributors (See Note 3)	432,014
Shareholder communication	138,421
Professional fees	65,365
Custodian	6,418
Trustees	3,799
Accrued expenses	4,655

Total liabilities	9,685,599

Net assets	$2,749,750,261

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$270,033
Additional paid-in capital	2,556,683,078

2,556,953,111
Undistributed net investment income	162,053,021
Accumulated net realized gain (loss) on investments	(67,891,973)
Net unrealized appreciation (depreciation) on investments	98,636,102

Net assets	$2,749,750,261

Initial Class
Net assets applicable to outstanding shares	$703,361,976

Shares of beneficial interest outstanding	68,553,974

Net asset value per share outstanding	$10.26

Service Class
Net assets applicable to outstanding shares	$2,046,388,285

Shares of beneficial interest outstanding	201,478,911

Net asset value per share outstanding	$10.16

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-219

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Interest	$183,057,193
Dividends (a)	456,390

Total income	183,513,583

Expenses
Manager (See Note 3)	14,983,819
Distribution and service—Service Class (See Note 3)	4,982,847
Shareholder communication	415,989
Professional fees	197,032
Trustees	55,779
Custodian	42,544
Miscellaneous	71,590

Total expenses	20,749,600

Net investment income (loss)	162,763,983

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	51,722,394
Net change in unrealized appreciation (depreciation) on investments	(49,167,320)

Net realized and unrealized gain (loss) on investments	2,555,074

Net increase (decrease) in net assets resulting from operations	$165,319,057

(a)	Dividends recorded net of foreign withholding taxes in the amount of $18,252.

M-220	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2013 and December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$162,763,983	$150,116,522
Net realized gain (loss) on investments and foreign currency transactions	51,722,394	12,271,530
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(49,167,320)	114,007,767

Net increase (decrease) in net assets resulting from operations	165,319,057	276,395,819

Dividends to shareholders:
From net investment income:
Initial Class	(37,478,544)	(40,276,749)
Service Class	(110,525,419)	(92,907,075)

Total dividends to shareholders	(148,003,963)	(133,183,824)

Capital share transactions:
Net proceeds from sale of shares	446,134,642	533,280,971
Net asset value of shares issued to shareholders in reinvestment of dividends	148,003,963	133,183,824
Cost of shares redeemed	(411,205,427)	(220,118,314)

Increase (decrease) in net assets derived from capital share transactions	182,933,178	446,346,481

Net increase (decrease) in net assets	200,248,272	589,558,476

Net Assets
Beginning of year	2,549,501,989	1,959,943,513

End of year	$2,749,750,261	$2,549,501,989

Undistributed net investment income at end of year	$162,053,021	$148,068,224

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-221

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$10.19	$9.52	$9.59	$9.03	$6.79

Net investment income (loss) (a)	0.65	0.69	0.70	0.70	0.67
Net realized and unrealized gain (loss) on investments	0.01	0.57	(0.14)	0.43	2.22
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.66	1.26	0.56	1.13	2.89

Less dividends:
From net investment income	(0.59)	(0.59)	(0.63)	(0.57)	(0.65)

Net asset value at end of year	$10.26	$10.19	$9.52	$9.59	$9.03

Total investment return	6.63%	13.42%	6.26%	12.67%	42.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.24%	6.86%	7.14%	7.40%	8.23%
Net expenses	0.59%	0.59%	0.60%	0.61%	0.62%
Portfolio turnover rate	40%	30%	39%	45%	43%
Net assets at end of year (in 000’s)	$703,362	$718,047	$661,780	$729,071	$700,295

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$10.10	$9.44	$9.53	$8.98	$6.76

Net investment income (loss) (a)	0.62	0.66	0.67	0.67	0.65
Net realized and unrealized gain (loss) on investments	0.01	0.57	(0.15)	0.44	2.21
Net realized and unrealized gain (loss) on foreign currency transactions	—	—	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.63	1.23	0.52	1.11	2.86

Less dividends:
From net investment income	(0.57)	(0.57)	(0.61)	(0.56)	(0.64)

Net asset value at end of year	$10.16	$10.10	$9.44	$9.53	$8.98

Total investment return	6.36%	13.14%	5.99%	12.39%	42.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.99%	6.61%	6.89%	7.16%	7.90%
Net expenses	0.84%	0.84%	0.85%	0.86%	0.87%
Portfolio turnover rate	40%	30%	39%	45%	43%
Net assets at end of year (in 000’s)	$2,046,388	$1,831,455	$1,298,164	$1,124,089	$859,870

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.

M-222	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP ICAP Select Equity Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2013

Class	One Year	Five Years	Ten Years[2]	Gross Expense Ratio[3]
Initial Class Shares	30.29%	17.80%	7.80%	0.79%
Service Class Shares	29.96	17.51	7.54	1.04

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Value Index[4]	32.53%	16.67%	7.58%
S&P 500® Index[4]	32.39	17.94	7.41
Average Lipper Variable Products Large-Cap Value Portfolio[5]	32.99	16.70	7.03

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	Performance figures shown for the ten-year period ended December 31, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.79% for Initial Class shares and 7.53% for Service Class shares for the ten-year period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Large-Cap Value Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap value portfolios typically have below average characteristics compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-223

Cost in Dollars of a $1,000 Investment in MainStay VP ICAP Select Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,150.70	$4.28	$1,021.20	$4.02

Service Class Shares	$1,000.00	$1,149.30	$5.63	$1,020.00	$5.30

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.79% for Initial Class and 1.04% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-224	MainStay VP ICAP Select Equity Portfolio

Industry Composition as of December 31, 2013 (Unaudited)

Oil, Gas & Consumable Fuels	11.3%
Diversified Financial Services	9.7
Media	7.9
Industrial Conglomerates	6.4
Aerospace & Defense	6.3
Health Care Equipment & Supplies	6.1
Pharmaceuticals	6.1
Software	5.0
Wireless Telecommunication Services	4.7
Chemicals	4.2
Consumer Finance	3.7
Commercial Banks	3.6

Auto Components	3.5%
Food & Staples Retailing	3.4
Semiconductors & Semiconductor Equipment	3.4
Energy Equipment & Services	2.8
Insurance	2.8
Automobiles	2.6
Communications Equipment	2.5
Electric Utilities	2.1
Short-Term Investment	1.8
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page M-228 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2013 (excluding short-term investment) (Unaudited)

1.	General Electric Co.

2.	Pfizer, Inc.

3.	Exxon Mobil Corp.

4.	Vodafone Group PLC, Sponsored ADR

5.	Time Warner, Inc.
6.	Viacom, Inc. Class B

7.	Baxter International, Inc.

8.	Capital One Financial Corp.

9.	PNC Financial Services Group, Inc.

10.	Bank of America Corp.

mainstayinvestments.com	M-225

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jerrold K. Senser, CFA, Thomas R. Wenzel, CFA, and Thomas M. Cole, CFA, of Institutional Capital LLC (“ICAP”), the Portfolio’s Subadvisor.

How did MainStay VP ICAP Select Equity Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP ICAP Select Equity Portfolio returned 30.29% for Initial Class shares and 29.96% for Service Class shares. Over the same period, both share classes underperformed the 32.53% return of the Russell 1000® Value Index1 and the 32.39% return of the S&P 500® Index.1 The Russell 1000® Value Index is the Portfolio’s broad-based securities-market index, and the S&P 500® Index is a secondary benchmark for the Portfolio. Both share classes underperformed the 32.99% return of the average Lipper1 Variable Products Large-Cap Value Portfolio for the 12 months ended December 31, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

A number of key drivers affected the Portfolio’s performance in relation to the Russell 1000® Value Index. Positive stock selection in the telecommunication services and consumer discretionary sectors added to relative performance. On the other hand, stock selection in the materials and health care sectors detracted from relative performance. The Portfolio benefited from an overweight position relative to the Index in the consumer discretionary sector, but an overweight position in telecommunication services detracted from relative performance.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest positive-contributing sectors to the Portfolio’s performance relative to the Russell 1000® Value Index were consumer discretionary, telecommunication services and consumer staples. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in telecommunication services and consumer staples, while stock selection and an overweight position in consumer discretionary added to relative performance.

The sectors that detracted the most from relative performance were materials, information technology and health care. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance were media companies Time Warner and Viacom and wireless telecommunication services company Vodafone. Time Warner’s stock outperformed the Russell 1000® Value Index as the company maintained strong operational performance and provided expectations of growth in affiliate-fee revenue. Viacom benefited from improved network ratings, as advertising revenue beat expectations. Vodafone had strong performance during the reporting period, as the company announced its intention to sell its stake in Verizon Wireless and return a significant portion of the proceeds to shareholders. Each of these companies returned cash to shareholders through dividends, stock buybacks or both. All of the positions remained in the Portfolio at the end of the year.

Detractors from the Portfolio’s absolute performance included gold miner Barrick Gold, integrated electric utility Exelon and phosphate and potash miner Mosaic. Barrick Gold lagged as production delays and cost overruns hampered the company’s results and outlook. We sold the Portfolio’s position in the stock on concern that these issues would continue rather than be resolved. Exelon underperformed when the results of an electricity price auction suggested that electricity prices might decline. Mosaic lagged when a competitor announced price cuts that generated uncertainty about the company’s revenue outlook. Exelon and Mosaic remained in the Portfolio at the end of the year because we believed that the stocks were attractively valued with strong catalysts for potential appreciation.

Did the Portfolio make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

We added a Portfolio position in regional bank PNC Financial. We believe that the company’s new management may improve organic growth and cost efficiencies. We also added a position in diversified financial services company Bank of America. We

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-226	MainStay VP ICAP Select Equity Portfolio

believed that the company’s profits were likely to improve, driven by a meaningful decline in servicing costs for legacy assets, implementation of an $8-billion-per-year cost-cutting program and a gradual improvement in loan and revenue growth.

In addition to the previously mentioned sale, we sold positions in diversified global health care company Novartis and national retail and commercial bank Wells Fargo. Both positions were sold to pursue other positions that we believed had greater potential upside and were more attractive on a relative-valuation basis.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its sector exposure relative to the Russell 1000® Value Index in consumer staples and energy. Despite these increases, the Portfolio remained underweight relative to the benchmark in both sectors.

During the reporting period, the Portfolio decreased its sector weightings relative to the Russell 1000® Value Index in health care and information technology. In health care, the Portfolio moved from an overweight position to a slightly underweight position relative to the Index. In information technology, the Portfolio reduced the degree to which it was overweight relative to the benchmark.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2013, the Portfolio was most significantly overweight relative to the Russell 1000® Value Index in the consumer discretionary and industrials sectors. As of the same date, the Portfolio was most significantly underweight relative to the Index in financials and utilities. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-227

Portfolio of Investments December 31, 2013

	Shares	Value
Common Stocks 98.1%†
Aerospace & Defense 6.3%
Boeing Co. (The)	312,650	$42,673,598
Honeywell International, Inc.	440,500	40,248,485

		82,922,083

Auto Components 3.5%
Johnson Controls, Inc.	898,250	46,080,225

Automobiles 2.6%
Ford Motor Co.	2,186,650	33,740,010

Chemicals 4.2%
Monsanto Co.	336,000	39,160,800
Mosaic Co. (The)	359,300	16,984,111

		56,144,911

Commercial Banks 3.6%
♦PNC Financial Services Group, Inc.	615,000	47,711,700

Communications Equipment 2.5%
Cisco Systems, Inc.	1,444,100	32,420,045

Consumer Finance 3.7%
♦Capital One Financial Corp.	633,950	48,566,910

Diversified Financial Services 9.7%
♦Bank of America Corp.	3,020,350	47,026,849
Citigroup, Inc.	859,450	44,785,940
JPMorgan Chase & Co.	633,950	37,073,396

		128,886,185

Electric Utilities 2.1%
Exelon Corp.	1,038,150	28,434,929

Energy Equipment & Services 2.8%
Halliburton Co.	730,350	37,065,263

Food & Staples Retailing 3.4%
CVS Caremark Corp.	631,350	45,185,720

Health Care Equipment & Supplies 6.1%
♦Baxter International, Inc.	710,850	49,439,617
Covidien PLC	450,000	30,645,000

		80,084,617

Industrial Conglomerates 6.4%
♦General Electric Co.	3,037,500	85,141,125

	Shares	Value
Insurance 2.8%
ACE, Ltd.	363,600	$37,643,508

Media 7.9%
♦Time Warner, Inc.	797,674	55,613,831
♦Viacom, Inc. Class B	566,600	49,486,844

		105,100,675

Oil, Gas & Consumable Fuels 11.3%
Encana Corp.	900,000	16,245,000
♦Exxon Mobil Corp.	719,450	72,808,340
Marathon Oil Corp.	1,045,100	36,892,030
Southwestern Energy Co. (a)	586,450	23,065,078

		149,010,448

Pharmaceuticals 6.1%
♦Pfizer, Inc.	2,645,500	81,031,665

Semiconductors & Semiconductor Equipment 3.4%
Texas Instruments, Inc.	1,022,633	44,903,815

Software 5.0%
Oracle Corp.	1,058,400	40,494,384
Symantec Corp.	1,109,850	26,170,263

		66,664,647

Wireless Telecommunication Services 4.7%
♦Vodafone Group PLC, Sponsored ADR	1,591,050	62,544,175

Total Common Stocks (Cost $970,700,381)		1,299,282,656

	Principal Amount
Short-Term Investment 1.8%
Repurchase Agreement 1.8%
State Street Bank and Trust Co. 0.00%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $23,376,108 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $26,195,000 and a Market Value of $23,845,701)	$23,376,108	23,376,108

Total Short-Term Investment (Cost $23,376,108)		23,376,108

Total Investments (Cost $994,076,489) (b)	99.9%	1,322,658,764
Other Assets, Less Liabilities	0.1	1,316,773
Net Assets	100.0%	$1,323,975,537

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2013, excluding short-term investment. May be subject to change daily.

M-228	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	Non-income producing security.

(b)	As of December 31, 2013, cost is $995,145,675 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$342,335,970
Gross unrealized depreciation	(14,822,881)

Net unrealized appreciation	$327,513,089

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,299,282,656	$—	$—	$1,299,282,656
Short-Term Investment
Repurchase Agreement	—	23,376,108	—	23,376,108

Total Investments in Securities	$1,299,282,656	$23,376,108	$—	$1,322,658,764

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-229

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $994,076,489)	$1,322,658,764
Receivables:
Dividends and interest	2,445,072
Fund shares sold	302,940

Total assets	1,325,406,776

Liabilities
Payables:
Manager (See Note 3)	835,184
Fund shares redeemed	362,538
NYLIFE Distributors (See Note 3)	127,502
Shareholder communication	63,911
Professional fees	35,871
Trustees	1,584
Custodian	1,541
Accrued expenses	3,108

Total liabilities	1,431,239

Net assets	$1,323,975,537

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$75,375
Additional paid-in capital	1,046,168,229

1,046,243,604
Undistributed net investment income	17,227,683
Accumulated net realized gain (loss) on investments	(68,078,025)
Net unrealized appreciation (depreciation) on investments	328,582,275

Net assets	$1,323,975,537

Initial Class
Net assets applicable to outstanding shares	$709,112,148

Shares of beneficial interest outstanding	40,191,773

Net asset value per share outstanding	$17.64

Service Class
Net assets applicable to outstanding shares	$614,863,389

Shares of beneficial interest outstanding	35,183,226

Net asset value per share outstanding	$17.48

M-230	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$28,119,102
Interest	1,978

Total income	28,121,080

Expenses
Manager (See Note 3)	9,177,419
Distribution and service—Service Class (See Note 3)	1,367,685
Shareholder communication	184,979
Professional fees	98,132
Trustees	24,452
Custodian	10,852
Miscellaneous	30,955

Total expenses	10,894,474

Net investment income (loss)	17,226,606

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	129,267,376
Net change in unrealized appreciation (depreciation) on investments	168,945,935

Net realized and unrealized gain (loss) on investments	298,213,311

Net increase (decrease) in net assets resulting from operations	$315,439,917

(a)	Dividends recorded net of foreign withholding taxes in the amount of $286,335.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-231

Statements of Changes in Net Assets

for the years ended December 31, 2013 and December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$17,226,606	$18,024,030
Net realized gain (loss) on investments	129,267,376	30,058,160
Net change in unrealized appreciation (depreciation) on investments	168,945,935	109,454,583

Net increase (decrease) in net assets resulting from operations	315,439,917	157,536,773

Dividends to shareholders:
From net investment income:
Initial Class	(10,361,894)	(12,939,217)
Service Class	(7,662,118)	(9,049,625)

Total dividends to shareholders	(18,024,012)	(21,988,842)

Capital share transactions:
Net proceeds from sale of shares	74,918,432	54,592,941
Net asset value of shares issued to shareholders in reinvestment of dividends	18,024,012	21,988,842
Cost of shares redeemed	(146,983,317)	(191,921,510)

Increase (decrease) in net assets derived from capital share transactions	(54,040,873)	(115,339,727)

Net increase (decrease) in net assets	243,375,032	20,208,204

Net Assets
Beginning of year	1,080,600,505	1,060,392,301

End of year	$1,323,975,537	$1,080,600,505

Undistributed net investment income at end of year	$17,227,683	$18,023,969

M-232	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$13.76	$12.15	$12.54	$10.70	$8.41

Net investment income (loss)	0.28	0.29	0.25 (a)	0.18	0.11
Net realized and unrealized gain (loss) on investments	3.86	1.61	(0.46)	1.76	2.36

Total from investment operations	4.14	1.90	(0.21)	1.94	2.47

Less dividends:
From net investment income	(0.26)	(0.29)	(0.18)	(0.10)	(0.18)

Net asset value at end of year	$17.64	$13.76	$12.15	$12.54	$10.70

Total investment return	30.29%	15.58%	(1.44%)	18.12%	29.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.54%	1.76%	2.01%	1.46%	1.32%
Net expenses	0.79%	0.79%	0.80%	0.81%	0.80%
Expenses (before waiver/reimbursement)	0.79%	0.79%	0.80%	0.81%	0.82%
Portfolio turnover rate	50%	60%	67%	57%	85%
Net assets at end of year (in 000’s)	$709,112	$604,786	$608,551	$731,165	$686,907

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$13.63	$12.05	$12.43	$10.62	$8.36

Net investment income (loss)	0.20	0.22	0.22 (a)	0.13	0.07
Net realized and unrealized gain (loss) on investments	3.87	1.62	(0.45)	1.76	2.35

Total from investment operations	4.07	1.84	(0.23)	1.89	2.42

Less dividends:
From net investment income	(0.22)	(0.26)	(0.15)	(0.08)	(0.16)

Net asset value at end of year	$17.48	$13.63	$12.05	$12.43	$10.62

Total investment return	29.96%	15.29%	(1.69%)	17.82%	29.09%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.29%	1.51%	1.77%	1.21%	1.04%
Net expenses	1.04%	1.04%	1.05%	1.06%	1.05%
Expenses (before waiver/reimbursement)	1.04%	1.04%	1.05%	1.06%	1.07%
Portfolio turnover rate	50%	60%	67%	57%	85%
Net assets at end of year (in 000’s)	$614,863	$475,815	$451,841	$481,355	$400,773

(a)	Per share data based on average shares outstanding during the year.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-233

MainStay VP Income Builder Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2013

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	18.38%	14.98%	6.95%	0.64%
Service Class Shares	18.08	14.69	6.68	0.89

Benchmark Performance	One Year	Five Years	Ten Years
MSCI World Index[3]	26.68%	15.02%	6.98%
Russell 1000® Index[3]	33.11	18.59	7.78
Income Builder Composite Index[3]	11.56	10.03	6.10
Barclays U.S. Aggregate Bond Index[3]	–2.02	4.44	4.55
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	19.36	13.98	6.74

1.	Performance figures shown for the ten-year period ended December 31, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 6.93% for Initial Class shares and 6.66% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-234	MainStay VP Income Builder Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,108.30	$3.40	$1,022.00	$3.26

Service Class Shares	$1,000.00	$1,106.90	$4.73	$1,020.70	$4.53

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.64% for Initial Class and 0.89% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-235

Portfolio Composition as of December 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-242 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2013 (excluding short-term investment) (Unaudited)

1.	Vodafone Group PLC

2.	AstraZeneca PLC, Sponsored ADR

3.	Imperial Tobacco Group PLC

4.	Total S.A.

5.	Vinci S.A.
6.	Deutsche Telekom A.G.

7.	BCE, Inc.

8.	National Grid PLC

9.	Altria Group, Inc.

10.	MGM Resorts International, 6.75%, due 10/1/20

M-236	MainStay VP Income Builder Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Michael Kimble, Louis N. Cohen, and Tayler Wagenseil of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Portfolio, and Eric Sappenfield, William Priest, CFA, and Michael Welhoelter, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Portfolio.

How did MainStay VP Income Builder Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP Income Builder Portfolio returned 18.38% for Initial Class shares and 18.08% for Service Class shares. Over the same period, both share classes underperformed the 26.68% return of the MSCI World Index,1 which is the Portfolio’s broad-based securities-market index, and the 33.11% return of the Russell 1000® Index,1 which is a secondary benchmark of the Portfolio. Over the same period, both share classes outperformed the –2.02% return of the Barclays U.S. Aggregate Bond Index1 and the 11.56% return of the Income Builder Composite Index.1 The Barclays U.S. Aggregate Bond Index and the Income Builder Composite Index are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the 19.36% return of the average Lipper1 Variable Products Mixed-Asset Target Allocation Growth Portfolio.

What factors affected relative performance in the equity portion of the Portfolio during the reporting period?

In the equity portion of the Portfolio, performance relative to the MSCI World Index was hurt by an overweight position in the utilities sector, which lagged the return of the overall market represented by the MSCI World Index. Security selection within telecommunication services was also a detractor from relative performance.

From a country perspective, security selection within the United States reduced returns relative to the MSCI World Index in the equity portion of the Portfolio. An overweight position in the U.K., which underperformed the overall market, also detracted. The materials sector was the most substantially positive contributor, with sector allocation and security selection both adding to relative results. (Contributions take weightings and total returns into account.) Security selection in the industrials sector also helped performance relative to the MSCI World Index.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, Epoch did not use any derivatives. MacKay Shields, however, had a substantial position in S&P 500® Index equity futures to raise the Portfolio’s overall equity sensitivity. This position had a positive impact on the Portfolio’s overall performance. During the reporting period, MacKay Shields also used U.S. Treasury Note futures to lower the duration and interest-rate sensitivity of the fixed-income portion of the Portfolio. This position had a positive impact on performance, but to a lesser degree than the equity futures. Historically, forward currency contracts have been used as a hedge to lower the volatility of the Portfolio’s currency exposure when stocks and/or bonds are purchased in local currencies rather than the U.S. dollar. During the reporting period our currency hedge had a negative impact on performance.

Which sectors were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which sectors were particularly weak?

Returns in the equity portion of the Portfolio are primarily the result of finding companies that can increase their free cash flow and are committed to returning a significant portion of that cash to shareholders. The majority of stocks in the equity portion of the Portfolio were able to achieve these objectives and increase their dividends during the reporting period. We believe that understanding this steady approach is more helpful to understanding returns than parsing returns in terms of sector weights and relative returns within those sectors. That said, sector commentary may provide additional insight if it is viewed in the proper context for this strategy.

In the equity portion of the Portfolio, the materials sector provided the most significant contribution, with sector allocation and security selection both adding to relative results. Security selection within industrials and information technology also helped. The Portfolio’s overweight position in the utilities sector, which lagged the returns of the overall market represented by the MSCI World Index, was the biggest detractor from relative results. Security selection in

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-237

telecommunication services hurt relative results, and cash was a detractor in a rapidly rising market.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which stocks detracted the most?

Global wireless telecommunications company Vodafone was the strongest contributor to absolute performance in the equity portion of the Portfolio. The company continued to benefit from speculation about sector consolidation. Despite challenging operations in Europe and emerging markets, rumors of bids from AT&T, Softbank and others drove Vodafone’s stock price higher. The sale of the company’s 45% stake in Verizon Wireless has received necessary government approvals, and the company is currently seeking shareholder approval. The sale is expected to close in early 2014.

Defense contractor Lockheed Martin was another substantial positive contributor. The stock rose in the fourth quarter of 2013 as the company recovered from the U.S. government shutdown and garnered new business. Further helping defense contractors in general was the year-end budget resolution that softened some of the forced spending cuts in the defense budget. Lockheed’s renewed international focus has helped the company partially offset the negative impact of sequestration. Improved operating efficiencies throughout the year led to strong free cash flow, which was returned to shareholders through cash dividends and share buybacks. Lockheed continues to significantly reduce its pension liabilities with incremental contributions.

Germany-based luxury automobile and truck manufacturer Daimler benefited from an increase in anticipated sales for the new model cycle at Mercedes and the associated earnings momentum and an improvement in truck demand. There are early signs that the company’s operational changes to address relative underperformance in the Chinese auto market are beginning to gain traction. This gave us confidence in the company’s ability to pay an attractive dividend and drive cash flow growth going forward.

Among the major detractors from absolute performance in the equity portion of the Portfolio was FirstGroup, a U.K.-based rail and bus operator. In May, the company issued a dilutive rights offering and canceled its final dividend for 2013. The company’s chairman, who resigned the next day, designated the proceeds to reduce debt incurred to acquire Laidlaw, now First Student. The equity portion of the Portfolio exited its position in the stock.

Rural U.S. telecommunications provider CenturyLink also detracted. The company’s share price fell significantly during the first quarter of 2013 because of a reduction in the cash dividend. Despite an increase in total shareholder yield from an even larger share buyback program, the stock has not recovered. While the company has generated significant cash and returned more to shareholders than expected, it has not integrated recent acquisitions well enough to meet cash-flow growth expectations.

Health Care REIT, an owner/lessor of senior housing and other health care real estate, also detracted from absolute performance in the equity portion of the Portfolio. As the U.S. economy improved and discussions around reduced Federal Reserve stimulus led to higher interest rates, the stock sold off. One potential offset to higher rates would be an increase in assets under management; but during the last quarter of the year, the market for new properties cooled, slowing growth expectations.

All of these detractors had negative total returns for the reporting period.

Did the Portfolio make any significant equity purchases or sales during the reporting period?

The equity portion of the Portfolio made several significant purchases during the year, including consumer electronics giant Apple and the world’s largest mining company, BHP Billiton. Apple shares were added to the Portfolio after the company announced a significant increase in its capital return program: a 15% increase in the current dividend and a $50 billion increase in the existing share repurchase program. With annual cash payments amounting to about $11 billion, the dividends will represent one of the largest dividends paid in the world. BHP Billiton pays a 3.29% cash dividend. The payout is well covered by operating cash flow less capital expenditures. Growth in cash flow in 2014 is expected to come from higher commodity pricing and operating efficiencies.

We exited several positions, including ATM maker Diebold and U.K.-based rail and bus operator FirstGroup. We sold Diebold stock on the view that an escalating slowdown among U.S. regional banks would hurt earnings and cash flows. We sold FirstGroup, as

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mentioned above, after a rights offering moved its capital allocation policy away from dividends.

In January, Abbott Laboratories split into two parts. As a result of the deal, we retained and added to AbbVie, the biotechnology and pharmaceutical part of the business, which has a higher dividend commitment. We sold Abbott Labs, which has a lower dividend payment but a higher growth component.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

Sector weights are generally a function of our bottom-up stock selection process. During the reporting period, the Portfolio reduced exposure to consumer staples, consumer discretionary, information technology and health care. The largest increases in sector weightings in the equity portion of the Portfolio were in materials, utilities and financials.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

The equity portion of the Portfolio continues to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. That stock-by-stock selection process often results in the Portfolio having a different composition than the MSCI World Index. Specifically, the benchmark contains many companies that either lack free cash flow or use their free cash flow primarily to reinvest and make acquisitions. The composition of the equity portion of the Portfolio may also differ in terms of sector weights.

As of December 31, 2013, the equity portion of the Portfolio held underweight positions in relation to the MSCI World Index in the financials, information technology and consumer discretionary sectors. As of the same date, the equity portion of the Portfolio held underweight positions relative to the Index in the utilities and telecommunication services sectors.

Our position remains consistent with past practices of seeking high-quality companies producing shareholder yield returns in a steadily improving global economy.

What factors affected relative performance in the fixed-income portion of the Portfolio during the reporting period?

For calendar year 2013, the fixed-income portion of the Portfolio outperformed the Barclays U.S. Aggregate Bond Index. The outperformance was primarily driven by an overweight position in spread2 product, more specifically high-yield corporate bonds. High-yield corporate bonds were the best-performing fixed-income sector in 2013. The best-performing high-yield industries included food & drug, broadcasting and consumer durables while the worst performers were wireless, utility and cable. For the year, $340 billion in new supply was just shy of 2012 levels. Most of the issuance (approximately 60%) was for refinancing activity, whereas in 2008 most high-yield issuers used deal proceeds for acquisitions and buyouts.

In the high-yield sector, the industries we favored during the year included gaming, airlines, autos and energy. Revenue and earnings trends improved over the course of the year as companies showed discipline in maintaining relatively modest leverage ratios. Two-year U.S. Treasury futures contracts remained our preferred means of reducing interest-rate risk. The hedge contributed to overall performance as yields in the front end of the U.S. Treasury yield curve3 rose 10 basis points. (A basis point is one-hundredth of a percentage point.)

Corporate investment-grade bonds were the best-performing investment-grade sector within fixed-income markets during the reporting period. Despite this significant outperformance, U.S. corporate bonds delivered negative total returns in 2013 for the first time since 2008. Within the corporate universe, the return differences for financial and nonfinancial companies were significant. Financial companies returned 0.9%, but nonfinancial companies returned –2.7%. For this reason, an overweight position in the financial sector was beneficial to relative performance in the fixed-income portion of the Portfolio in 2013.

During the reporting period, U.S. Treasury securities and agency mortgages underperformed spread product. Fortunately, the fixed-income portion of the Portfolio held underweight positions in these asset

2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” is a generic term for individual securities or asset classes that typically trade at a spread to U.S. Treasury securities.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

mainstayinvestments.com	M-239

classes, which helped performance relative to the Barclays U.S. Aggregate Bond Index.

What was the duration4 strategy of the fixed-income portion of the Portfolio during the reporting period?

The duration of the fixed-income portion of the Portfolio was shorter than that of the Barclays U.S. Aggregate Bond Index throughout the reporting period for two reasons. First, the fixed-income portion of the Portfolio held an overweight position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a lower correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates, although they are not immune. Second, we increased exposure to a short position in U.S. Treasury securities through futures to lower the overall duration of the fixed-income portion of the Portfolio and hedge against a rise in interest rates. The exposure to lower-duration high-yield securities positively affected performance in the fixed-income portion of the Portfolio. Our exposure to U.S. Treasury futures also added to performance, but to a lesser extent.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

During the reporting period, there were many macro factors to consider. Among these were the Federal Reserve’s comments at the end of the second quarter about possibly tapering bond purchases. As a result, the fixed-income portion of the Portfolio experienced some periods of volatility. Nevertheless, we did not make any material changes to the positioning of the fixed-income portion of the Portfolio.

Since the inception of the Portfolio, we had judged the Federal Reserve’s accommodative monetary policy, along with improving economic data, to be a positive for spread product such as high-yield corporate bonds. In addition, improving profitability signaled that many corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads—or less compensation for assuming credit risk—alongside a favorable balance of supply and demand for corporate debt. For these reasons, the fixed-income portion of the Portfolio has maintained a risk profile that was and is higher than that of the Barclays U.S. Aggregate Bond Index—specifically, an overweight in high-yield bonds.

During the reporting period, which market segments were the strongest positive contributors to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

An overweight position in high-yield bonds, which outperformed the Barclays U.S. Aggregate Bond Index, was the driving force behind the outperformance of the fixed-income portion of the Portfolio in 2013. (The Barclay’s U.S. Aggregate Bond Index consists entirely of investment-grade bonds.) Relative performance in the fixed-income portion of the Portfolio also benefited from positions in convertible bonds and bank loans, but to a lesser degree. Though our positions in investment-grade credit performed well relative to the Barclays U.S. Aggregate Bond Index, investment-grade bonds underperformed high-yield bonds during the reporting period.

With an overweight position in high-yield corporate bonds came underweight positions in U.S. Treasury securities and agency mortgages. These underweight positions contributed to the relative performance of the fixed-income portion of the Portfolio, as U.S. Treasury and agency securities had negative absolute returns for the reporting period. Overall, the positioning of the fixed-income portion of the Portfolio did not change much during the reporting period. Our bias toward more cyclical segments of the market, such as financials, gaming, homebuilders, building materials and steel companies, continued to perform well.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

While there were no significant changes in the overall positioning of the fixed-income portion of the Portfolio during the reporting period, we added some positions and eliminated others. We purchased bonds of air carrier U.S. Airways Group, drug company Valeant Pharmaceuticals International and tele

4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-240	MainStay VP Income Builder Portfolio

communications company Sprint. We bought the bonds of U.S. Airways Group because we believed that the fundamental landscape for airlines had improved. With consolidation and more revenue from ancillary services, airlines have been able to book relatively solid results. The Valeant Pharmaceuticals International bonds were issued to fund the company’s acquisition of Bausch and Lomb. The Sprint bonds were issued to fund a comprehensive capital-expenditure program, as the company was being acquired by Softbank, an investment-grade company. We believed that the bonds from Valeant Pharmaceuticals International and Sprint were issued at attractive levels.

During the reporting period, the fixed-income portion of the Portfolio sold positions in oil & gas exploration & production company Plains Exploration & Production, electric utility Energy Future Holdings, and telecommunications equipment company Lucent Technologies. We sold the Plains Exploration & Production bonds after the company was upgraded to investment-grade following its acquisition by Freeport-McMoRan Copper & Gold. The fixed-income portion of the Port-folio had owned the secured bonds of Energy Future Holdings, which performed well during the reporting period. In our view, however, the company had too much debt given its earnings power, and many inves-tors expect the company to file for bankruptcy. In light of these factors, we did not think it prudent to main-tain the position. The bonds of Lucent Technologies rebounded during the reporting period, as the com-pany refinanced debt and produced better results. The bonds, however, rose to a level that, in our view, made them unattractive given their long duration and relatively tight spread.

How did sector weightings change in the fixed-income portion of the Portfolio during the reporting period?

Although there were no significant changes in the positioning of the fixed-income portion of the Portfolio during the reporting period, we did add some new holdings to the Portfolio and eliminate others. Any changes in sector weightings were driven more by individual security selection than by sector rotation.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

In spite of volatility in the markets, our baseline view on Federal Reserve policy, economic fundamentals and valuations within the credit markets has not changed. We firmly believe that economic growth will continue to be moderate and that the Federal Reserve will remain highly accommodative. Our central belief is that monetary policy plays a critical role in the creation of credit and that the Federal Reserve has the ability to control monetary policy through its influence on short-term interest rates.

As of December 31, 2013, the fixed-income portion of the Portfolio maintained an overweight position relative to the Barclays U.S. Aggregate Bond Index in spread product, specifically high-yield bonds. As of the same date, the fixed-income portion of the Portfolio maintained underweight positions in sectors that were more rate sensitive, such as U.S. Treasury and agency securities. As of December 31, the duration of the fixed-income portion of the Portfolio was shorter than that of the Barclays U.S. Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-241

Portfolio of Investments December 31, 2013

	Principal Amount	Value
Long-Term Bonds 43.0%† Asset-Backed Securities 1.3%
Airlines 0.3%
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	$1,307,282	$1,451,083

Home Equity 0.9%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.225%, due 10/25/36 (a)(b)	377,257	316,785
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.235%, due 5/25/37 (a)(b)	446,928	327,930
GSAA Home Equity Trust Series 2006-14, Class A1 0.215%, due 9/25/36 (a)(b)	2,611,535	1,320,363
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.265%, due 4/25/37 (a)(b)	233,167	209,177
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.265%, due 3/25/47 (a)(b)	389,081	282,484
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.215%, due 11/25/36 (a)(b)	328,623	137,606
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.275%, due 3/25/37 (a)(b)	1,322,043	877,653
Soundview Home Equity Loan Trust Series 2006-EQ2, Class A2 0.275%, due 1/25/37 (a)(b)	546,123	328,226
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.275%, due 9/25/37 (a)(b)	427,966	214,355

		4,014,579

Student Loans 0.1%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.558%, due 5/25/29 (b)	448,634	414,729

Total Asset-Backed Securities (Cost $6,241,094)		5,880,391

Corporate Bonds 37.2%
Aerospace & Defense 0.8%
B/E Aerospace, Inc. 5.25%, due 4/1/22	1,125,000	1,141,875

	Principal Amount	Value
Aerospace & Defense (continued)
BAE Systems Holdings, Inc. 5.20%, due 8/15/15 (c)	$1,325,000	$1,406,861
TransDigm, Inc. 7.50%, due 7/15/21	725,000	779,375

		3,328,111

Agriculture 0.0%‡
Lorillard Tobacco Co. 8.125%, due 6/23/19	165,000	200,994

Airlines 0.7%
Continental Airlines, Inc. Series A 7.25%, due 5/10/21	371,734	425,636
7.875%, due 1/2/20	869,893	937,310
U.S. Airways Group, Inc. Series A 6.25%, due 10/22/24	628,953	687,131
U.S. Airways, Inc. Class A Series 2012-1 Pass Through Trust 5.90%, due 4/1/26	1,037,302	1,130,659

		3,180,736

Auto Manufacturers 0.7%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	900,000	1,023,750
Ford Motor Co. 6.625%, due 10/1/28	500,000	561,355
7.45%, due 7/16/31	455,000	557,224
Navistar International Corp. 8.25%, due 11/1/21	675,000	698,625

		2,840,954

Auto Parts & Equipment 0.7%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (c)	950,000	1,006,810
Dana Holding Corp. 5.375%, due 9/15/21	1,035,000	1,038,881
Goodyear Tire & Rubber Co. (The) 6.50%, due 3/1/21	300,000	318,000
8.25%, due 8/15/20	525,000	586,688

		2,950,379

Banks 3.8%
AgriBank FCB 9.125%, due 7/15/19	200,000	255,726
Banco Santander Mexico S.A. 4.125%, due 11/9/22 (c)	1,000,000	942,500

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2013, excluding short-term investment. May be subject to change daily.

M-242	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Bank of America Corp. 6.50%, due 8/1/16	$50,000	$56,454
7.625%, due 6/1/19	680,000	843,422
8.00%, due 12/29/49 (b)	1,000,000	1,108,000
Bank of America NA 6.00%, due 10/15/36	990,000	1,136,181
BBVA Bancomer S.A. 6.75%, due 9/30/22 (c)	875,000	931,875
CIT Group, Inc. 4.25%, due 8/15/17	200,000	208,250
5.00%, due 5/15/17	765,000	816,638
Citigroup, Inc. 3.375%, due 3/1/23	795,000	755,659
8.50%, due 5/22/19	87,500	112,139
Discover Bank 8.70%, due 11/18/19	795,000	994,238
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	1,330,000	1,287,910
HSBC Holdings PLC 5.10%, due 4/5/21	40,000	44,458
JPMorgan Chase & Co. 7.90%, due 12/31/49 (b)	1,450,000	1,598,625
LBG Capital No.1 PLC 8.00%, due 12/29/49 (b)(c)	725,000	774,116
Mellon Capital III 6.369%, due 9/5/66 (b)	£900,000	1,505,259
Morgan Stanley 4.875%, due 11/1/22	$495,000	506,712
5.00%, due 11/24/25	1,150,000	1,153,439
Royal Bank of Scotland Group PLC 6.40%, due 10/21/19	355,000	409,075
UBS A.G. 3.875%, due 1/15/15	150,000	155,078
Wells Fargo & Co. 7.98%, due 3/29/49 (b)	800,000	892,000

		16,487,754

Beverages 0.1%
Embotelladora Andina S.A. 5.00%, due 10/1/23 (c)	610,000	612,019

Biotechnology 0.3%
Amgen, Inc. 5.85%, due 6/1/17	1,250,000	1,418,247

Building Materials 0.7%
USG Corp. 6.30%, due 11/15/16	2,265,000	2,429,212
9.75%, due 1/15/18	545,000	644,463

		3,073,675

	Principal Amount	Value
Chemicals 0.9%
Dow Chemical Co. (The) 4.125%, due 11/15/21	$710,000	$733,406
8.55%, due 5/15/19	140,000	180,767
Hexion U.S. Finance Corp. 6.625%, due 4/15/20	780,000	799,500
Huntsman International LLC 8.625%, due 3/15/21	1,250,000	1,412,500
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	675,000	689,344

		3,815,517

Coal 0.1%
Alpha Natural Resources, Inc. 6.00%, due 6/1/19	525,000	452,813
6.25%, due 6/1/21	50,000	42,750

		495,563

Commercial Services 0.8%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, due 4/1/23	905,000	876,719
Hertz Corp. (The) 5.875%, due 10/15/20	277,000	287,041
7.375%, due 1/15/21	1,200,000	1,317,000
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 9.75% (c)(d)(e)(f)(g)	70,000	1,029
United Rentals North America, Inc. 8.375%, due 9/15/20	725,000	808,375

		3,290,164

Computers 0.5%
NCR Corp. 5.00%, due 7/15/22	1,205,000	1,146,256
SunGard Data Systems, Inc. 6.625%, due 11/1/19	600,000	630,000
7.375%, due 11/15/18	350,000	370,563

		2,146,819

Cosmetics & Personal Care 0.2%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (c)	800,000	832,000

Diversified Financial Services 0.5%
Alterra Finance LLC 6.25%, due 9/30/20	75,000	84,381
GE Capital Trust II 5.50%, due 9/15/67 (b)	€810,000	1,183,027
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (b)	£490,000	873,408

		2,140,816

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-243

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric 0.6%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (c)	$980,000	$911,400
Great Plains Energy, Inc. 5.292%, due 6/15/22 (h)	500,000	536,440
Puget Energy, Inc. 5.625%, due 7/15/22	350,000	380,626
Wisconsin Energy Corp. 6.25%, due 5/15/67 (b)	681,520	702,818

		2,531,284

Engineering & Construction 0.2%
MasTec, Inc. 4.875%, due 3/15/23	785,000	741,825

Entertainment 0.2%
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21 (c)	880,000	948,200

Finance—Auto Loans 0.3%
Banque PSA Finance S.A. 5.75%, due 4/4/21 (c)	800,000	804,584
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	150,000	170,056
General Motors Financial Co., Inc. 3.25%, due 5/15/18 (c)	145,000	145,000

		1,119,640

Finance—Consumer Loans 0.6%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (b)	1,100,000	1,133,000
SLM Corp. 6.25%, due 1/25/16	750,000	810,000
Springleaf Finance Corp. 7.75%, due 10/1/21	800,000	864,000

		2,807,000

Finance—Credit Card 0.2%
American Express Co. 6.80%, due 9/1/66 (b)	700,000	745,850

Finance—Investment Banker/Broker 0.2%
Jefferies Group LLC 5.125%, due 1/20/23	320,000	323,669
6.45%, due 6/8/27	435,000	451,996

		775,665

Finance—Mortgage Loan/Banker 0.1%
Countrywide Financial Corp. 6.25%, due 5/15/16	520,000	573,819

	Principal Amount	Value
Finance—Other Services 0.2%
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp. 8.00%, due 1/15/18	$725,000	$754,000

Food 1.4%
ARAMARK Corp. 5.75%, due 3/15/20 (c)	1,250,000	1,306,250
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (c)	750,000	743,693
JBS USA LLC / JBS USA Finance, Inc. 8.25%, due 2/1/20 (c)	435,000	471,975
Kerry Group Financial Services 3.20%, due 4/9/23 (c)	1,290,000	1,168,055
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (c)	1,100,000	1,091,750
Smithfield Foods, Inc. 6.625%, due 8/15/22	190,000	201,400
7.75%, due 7/1/17	310,000	363,475
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (c)	750,000	510,000

		5,856,598

Health Care—Products 0.2%
Alere, Inc. 7.25%, due 7/1/18	825,000	906,469

Health Care—Services 0.8%
CIGNA Corp. 4.375%, due 12/15/20	135,000	143,634
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (c)	880,000	928,400
HCA, Inc. 8.00%, due 10/1/18	825,000	974,531
Tenet Healthcare Corp. 6.00%, due 10/1/20 (c)	1,250,000	1,304,688

		3,351,253

Home Builders 1.3%
Beazer Homes USA, Inc. 7.25%, due 2/1/23	800,000	800,000
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (c)	2,225,000	2,389,094
MDC Holdings, Inc. 5.625%, due 2/1/20	1,100,000	1,152,250
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	250,000	276,875
Standard Pacific Corp. 8.375%, due 5/15/18	800,000	940,000

		5,558,219

M-244	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Household Products & Wares 0.3%
Reynolds Group Issuer, Inc. 5.75%, due 10/15/20	$850,000	$867,000
9.875%, due 8/15/19	205,000	228,063

		1,095,063

Insurance 3.9%
Allstate Corp. (The) 6.50%, due 5/15/67 (b)	1,725,000	1,794,862
American International Group, Inc. 4.875%, due 3/15/67 (b)	€500,000	680,971
Series A2 5.75%, due 3/15/67 (b)	£500,000	816,549
Chubb Corp. (The) 6.375%, due 3/29/67 (b)	$730,000	790,225
Genworth Holdings, Inc. 7.625%, due 9/24/21	865,000	1,029,345
Hartford Financial Services Group, Inc. 6.10%, due 10/1/41	1,725,000	1,972,434
Hartford Life, Inc. 7.65%, due 6/15/27	245,000	293,149
ING US, Inc. 5.50%, due 7/15/22	1,265,000	1,375,677
Liberty Mutual Group, Inc. 4.25%, due 6/15/23 (c)	145,000	140,002
6.50%, due 3/15/35 (c)	130,000	141,930
7.80%, due 3/7/87 (c)	1,195,000	1,284,625
Oil Insurance, Ltd. 3.229%, due 12/31/49 (b)(c)	580,000	507,237
Pacific Life Insurance Co. 7.90%, due 12/30/23 (c)	1,000,000	1,256,859
Progressive Corp. (The) 6.70%, due 6/15/67 (b)	1,450,000	1,566,000
Protective Life Corp. 8.45%, due 10/15/39	625,000	795,588
Prudential Financial, Inc. 5.625%, due 6/15/43 (b)	795,000	779,100
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (b)(c)	600,000	634,200
XL Group PLC 6.50%, due 12/29/49 (b)	945,000	929,644

		16,788,397

Investment Company 0.2%
CDP Financial, Inc. 4.40%, due 11/25/19 (c)	900,000	990,769

Iron & Steel 0.5%
AK Steel Corp. 8.75%, due 12/1/18	800,000	894,000

	Principal Amount	Value
Iron & Steel (continued)
Cliffs Natural Resources, Inc. 3.95%, due 1/15/18	$325,000	$328,184
5.90%, due 3/15/20	465,000	490,690
Vale S.A. 5.625%, due 9/11/42	685,000	621,831

		2,334,705

Lodging 1.6%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20	1,225,000	1,191,313
♦MGM Resorts International 6.75%, due 10/1/20	3,468,000	3,710,760
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	865,000	1,001,162
7.15%, due 12/1/19	125,000	149,269
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.75%, due 8/15/20	675,000	757,687

		6,810,191

Media 0.9%
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, due 1/15/24	690,000	652,050
Clear Channel Communications, Inc. 5.50%, due 12/15/16	35,000	30,800
6.875%, due 6/15/18	675,000	573,750
9.00%, due 3/1/21	275,000	277,750
Comcast Corp. 5.70%, due 7/1/19	800,000	924,613
DISH DBS Corp. 7.125%, due 2/1/16	600,000	664,500
NBC Universal Media LLC 5.15%, due 4/30/20	55,000	61,476
Time Warner Cable, Inc. 8.25%, due 2/14/14	200,000	201,717
8.75%, due 2/14/19	355,000	423,459
Time Warner, Inc. 7.70%, due 5/1/32	115,000	147,657

		3,957,772

Mining 0.8%
Aleris International, Inc. 7.875%, due 11/1/20	850,000	903,125
FMG Resources August 2006 Pty, Ltd. 8.25%, due 11/1/19 (c)	900,000	1,010,250
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	650,000	848,654
Vedanta Resources PLC 8.25%, due 6/7/21 (c)	820,000	823,075

		3,585,104

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-245

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing 0.7%
Amsted Industries, Inc. 8.125%, due 3/15/18 (c)	$1,400,000	$1,475,250
Bombardier, Inc. 7.75%, due 3/15/20 (c)	1,400,000	1,589,000

		3,064,250

Office Equipment/Supplies 0.1%
Xerox Corp. 8.25%, due 5/15/14	270,000	277,236

Oil & Gas 3.6%
Berry Petroleum Co. 6.375%, due 9/15/22	640,000	651,200
Chesapeake Energy Corp. 6.625%, due 8/15/20	1,025,000	1,145,437
ConocoPhillips 6.50%, due 2/1/39	1,000,000	1,254,017
Denbury Resources, Inc. 6.375%, due 8/15/21	1,155,000	1,230,075
ENI S.p.A. 4.15%, due 10/1/20 (c)	800,000	815,253
EP Energy LLC / EP Energy Finance, Inc. 9.375%, due 5/1/20	825,000	951,844
Gazprom OAO Via Gaz Capital S.A. 4.95%, due 7/19/22 (c)	640,000	620,800
Linn Energy LLC / Linn Energy Finance Corp. 8.625%, due 4/15/20	2,405,000	2,597,400
Petrobras Global Finance B.V. 4.375%, due 5/20/23	1,160,000	1,033,435
Plains Exploration & Production Co. 6.125%, due 6/15/19	750,000	820,271
Precision Drilling Corp. 6.50%, due 12/15/21	675,000	718,875
6.625%, due 11/15/20	295,000	314,913
Rosneft Finance S.A. 7.25%, due 2/2/20 (c)	560,000	632,100
Samson Investment Co. 10.50%, due 2/15/20 (c)	835,000	910,150
SM Energy Co. 5.00%, due 1/15/24 (c)	875,000	833,437
Swift Energy Co. 7.875%, due 3/1/22	825,000	816,750

		15,345,957

Oil & Gas Services 0.6%
Basic Energy Services, Inc. 7.75%, due 2/15/19	1,125,000	1,175,625
Hornbeck Offshore Services, Inc. 5.00%, due 3/1/21	1,375,000	1,347,500

		2,523,125

	Principal Amount	Value
Pharmaceuticals 0.2%
Valeant Pharmaceuticals International, Inc. 7.50%, due 7/15/21 (c)	$650,000	$713,375

Pipelines 2.3%
Access Midstream Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	1,225,000	1,182,125
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 6.625%, due 10/1/20	850,000	888,250
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	650,000	668,617
7.60%, due 2/1/24	290,000	345,109
Kinder Morgan, Inc. 5.00%, due 2/15/21 (c)	1,330,000	1,310,031
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 5.50%, due 2/15/23	925,000	931,938
ONEOK, Inc. 6.00%, due 6/15/35	130,000	121,607
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 6.875%, due 12/1/18	555,000	595,238
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	795,000	810,425
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 4.25%, due 11/15/23 (c)	965,000	863,675
5.25%, due 5/1/23	1,735,000	1,680,781
Williams Cos., Inc. (The) 3.70%, due 1/15/23	850,000	741,887

		10,139,683

Retail 0.6%
AmeriGas Finance LLC / AmeriGas Finance Corp. 6.75%, due 5/20/20	325,000	355,063
7.00%, due 5/20/22	610,000	661,850
Brinker International, Inc. 2.60%, due 5/15/18	835,000	821,876
CVS Caremark Corp. 5.789%, due 1/10/26 (c)(f)	51,737	55,796
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	775,000	763,900

		2,658,485

Semiconductors 0.1%
Freescale Semiconductor, Inc. 5.00%, due 5/15/21 (c)	190,000	184,775
6.00%, due 1/15/22 (c)	440,000	445,500

		630,275

M-246	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Software 0.6%
Fidelity National Information Services, Inc. 7.875%, due 7/15/20	$650,000	$709,123
First Data Corp. 7.375%, due 6/15/19 (c)	1,115,000	1,190,262
8.875%, due 8/15/20 (c)	710,000	785,438

		2,684,823

Telecommunications 2.5%
CC Holdings GS V LLC / Crown Castle GS III Corp. 2.381%, due 12/15/17	945,000	936,006
CommScope, Inc. 8.25%, due 1/15/19 (c)	1,100,000	1,205,875
GTP Towers Issuer LLC 8.112%, due 2/15/15 (c)	650,000	667,723
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	450,000	487,125
7.625%, due 6/15/21	575,000	641,125
SBA Tower Trust 4.254%, due 4/15/40 (c)	1,170,000	1,184,613
Sprint Communications, Inc. 6.00%, due 11/15/22	1,100,000	1,072,500
Sprint Corp. 7.25%, due 9/15/21 (c)	400,000	429,500
T-Mobile USA, Inc. 6.125%, due 1/15/22	1,600,000	1,628,000
Telefonica Emisiones SAU 4.57%, due 4/27/23	1,139,000	1,123,153
5.462%, due 2/16/21	175,000	184,650
Verizon Communications, Inc. 5.15%, due 9/15/23	1,055,000	1,132,745

		10,693,015

Transportation 0.6%
CHC Helicopter S.A. 9.25%, due 10/15/20	940,000	1,012,850
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (c)	300,000	315,750
PHI, Inc. 8.625%, due 10/15/18	658,000	707,350
Ukraine Railways via Shortline PLC 9.50%, due 5/21/18 (c)	775,000	695,562

		2,731,512

Total Corporate Bonds (Cost $154,226,345)		160,507,307

Foreign Bonds 0.7%
Banks 0.3%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	£525,000	1,122,483

	Principal Amount	Value
Diversified Financial Services 0.2%
Ageas Hybrid Financing S.A. 5.125%, due 12/31/49 (b)	€750,000	$1,042,866

Packaging & Containers 0.2%
Rexam PLC 6.75%, due 6/29/67 (b)	525,000	776,411

Total Foreign Bonds (Cost $2,494,169)		2,941,760

Foreign Government Bond 0.1%
Sovereign 0.1%
Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23	450,000	570,478

Total Foreign Government Bond (Cost $519,732)		570,478

Loan Assignments 1.4% (i)
Airlines 0.2%
U.S. Airways Group, Inc. Term Loan B1 4.00%, due 5/23/19	$1,000,000	1,006,250

Auto Parts & Equipment 0.2%
Allison Transmission, Inc. Term Loan B2 3.17%, due 8/7/17	198,174	198,422
New Term Loan B3 3.75%, due 8/23/19	594,856	597,458

		795,880

Entertainment 0.3%
Scientific Games International, Inc. New Term Loan B 4.25%, due 10/18/20	1,100,000	1,099,771

Media 0.4%
Clear Channel Communications, Inc. Term Loan D 6.919%, due 1/30/19	1,136,165	1,084,091
Virgin Media Investment Holdings, Ltd. USD Term Loan B 3.50%, due 6/8/20	750,000	750,937

		1,835,028

Mining 0.1%
FMG Resources August 2006 Pty, Ltd. New Term Loan B 4.25%, due 6/28/19	493,763	500,346

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-247

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Pharmaceuticals 0.2%
Valeant Pharmaceuticals International, Inc. Term Loan E 4.50%, due 8/5/20	$744,375	$748,097

Total Loan Assignments (Cost $5,929,319)		5,985,372

Mortgage-Backed Securities 0.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.5%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.623%, due 4/10/49 (j)	290,000	321,354
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.395%, due 12/25/36 (b)(c)(e)	151,332	128,073
Bear Stearns Commercial Mortgage Securities Trust Series 2005-PW10, Class A4 5.405%, due 12/11/40 (b)	130,000	137,923
Series 2007-PW16, Class A4 5.706%, due 6/11/40 (j)	290,000	325,216
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.132%, due 12/10/49 (j)	150,000	169,822
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	480,000	530,242
Morgan Stanley Capital I, Trust Series 2007-IQ15, Class A4 5.91%, due 6/11/49 (j)	200,000	223,115
Timberstar Trust 1 Series 2006-1, Class A 5.668%, due 10/15/36 (c)	160,000	174,594

		2,010,339

Residential Mortgages (Collateralized Mortgage Obligations) 0.1%
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (b)	89,805	81,527
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.60%, due 2/25/42 (b)(c)(e)(f)	386,008	289,505
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.065%, due 11/25/36 (j)	275,397	231,531

		602,563

Total Mortgage-Backed Securities (Cost $2,358,031)		2,612,902

	Principal Amount	Value
U.S. Government & Federal Agencies 1.4%
Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
6.00%, due 4/1/37	$114,504	$123,401

United States Treasury Bonds 0.7%
2.875%, due 5/15/43	2,580,000	2,091,010
4.375%, due 11/15/39	800,000	869,375
4.375%, due 5/15/40	150,000	162,938

		3,123,323

United States Treasury Notes 0.7%
0.25%, due 12/15/15	640,000	638,575
1.25%, due 3/15/14	175,000	175,410
2.00%, due 4/30/16	2,005,000	2,074,234

		2,888,219

Total U.S. Government & Federal Agencies (Cost $6,067,749)		6,134,943

Yankee Bonds 0.3%(k)
Banks 0.1%
Royal Bank of Scotland Group PLC 6.125%, due 12/15/22	550,000	562,100

Insurance 0.2%
Validus Holdings, Ltd. 8.875%, due 1/26/40	435,000	574,376

Total Yankee Bonds (Cost $1,131,917)		1,136,476

Total Long-Term Bonds (Cost $178,968,356)		185,769,629

	Shares
Common Stocks 49.2%
Aerospace & Defense 1.5%
BAE Systems PLC	467,950	3,370,822
Lockheed Martin Corp.	21,865	3,250,451

		6,621,273

Agriculture 4.2%
♦Altria Group, Inc.	98,440	3,779,111
British American Tobacco PLC	28,300	1,517,436
♦Imperial Tobacco Group PLC	101,850	3,943,236
Lorillard, Inc.	68,610	3,477,155
Philip Morris International, Inc.	27,000	2,352,510
Reynolds American, Inc.	62,240	3,111,378

		18,180,826

M-248	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Auto Manufacturers 0.9%
Daimler A.G.	34,730	$3,005,239
Ford Motor Co.	52,500	810,075

		3,815,314

Banks 1.5%
Citigroup, Inc.	16,500	859,815
Commonwealth Bank of Australia	16,680	1,158,720
Svenska Handelsbanken AB Class A	24,930	1,224,823
Wells Fargo & Co.	36,260	1,646,204
Westpac Banking Corp.	49,850	1,441,269

		6,330,831

Beverages 1.0%
Anheuser-Busch InBev N.V.	11,930	1,267,998
Coca-Cola Co. (The)	24,590	1,015,813
Diageo PLC, Sponsored ADR	8,050	1,065,981
PepsiCo., Inc.	13,200	1,094,808

		4,444,600

Building Materials 0.1%
U.S. Concrete, Inc. (d)(e)	23,726	536,919

Chemicals 2.5%
BASF S.E. Corp.	28,400	3,027,524
Dow Chemical Co. (The)	43,100	1,913,640
E.I. du Pont de Nemours & Co.	19,950	1,296,151
Potash Corporation of Saskatchewan, Inc.	49,800	1,641,408
Yara International ASA	68,220	2,935,621

		10,814,344

Commercial Services 0.8%
Automatic Data Processing, Inc.	16,920	1,367,305
R.R. Donnelley & Sons Co.	96,330	1,953,573

		3,320,878

Computers 0.4%
Apple, Inc.	3,270	1,834,830

Electric 6.1%
Ameren Corp.	68,630	2,481,661
Dominion Resources, Inc.	17,630	1,140,485
Duke Energy Corp.	48,788	3,366,860
Electricite de France S.A.	89,550	3,164,235
Integrys Energy Group, Inc.	22,810	1,241,092
PPL Corp.	102,750	3,091,747
Southern Co. (The)	67,055	2,756,631
SSE PLC	138,780	3,148,434
TECO Energy, Inc.	147,600	2,544,624
Terna S.p.A.	707,380	3,534,453

		26,470,222

	Shares	Value
Electrical Components & Equipment 0.4%
Emerson Electric Co.	23,920	$1,678,706

Electronics 0.3%
Honeywell International, Inc.	14,540	1,328,520

Engineering & Construction 0.9%
♦Vinci S.A.	59,020	3,874,567

Entertainment 0.4%
Regal Entertainment Group Class A	82,630	1,607,153

Environmental Controls 0.3%
Waste Management, Inc.	28,100	1,260,847

Finance—Other Services 0.6%
CME Group, Inc.	31,100	2,440,106

Food 0.5%
Nestle S.A. Registered	17,480	1,279,574
WM Morrison Supermarkets PLC	252,010	1,089,195

		2,368,769

Food Services 0.3%
Compass Group PLC	78,540	1,258,964

Gas 1.4%
Centrica PLC	396,160	2,280,985
♦National Grid PLC	289,820	3,781,828

		6,062,813

Household Products & Wares 0.5%
Kimberly-Clark Corp.	19,390	2,025,479

Insurance 1.6%
Arthur J. Gallagher & Co.	26,900	1,262,417
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered	13,700	3,018,360
SCOR SE	71,450	2,611,173

		6,891,950

Machinery—Diversified 0.3%
Deere & Co.	12,530	1,144,365

Media 1.6%
Comcast Corp. Class A	28,100	1,401,628
Pearson PLC	101,290	2,249,275
Shaw Communications, Inc.	79,650	1,938,294
Time Warner, Inc.	18,730	1,305,855

		6,895,052

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-249

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
Mining 0.4%
BHP Billiton, Ltd.	46,170	$1,566,145

Miscellaneous—Manufacturing 0.4%
Orkla ASA	227,930	1,778,255

Oil & Gas 3.0%
ConocoPhillips	28,895	2,041,432
Diamond Offshore Drilling, Inc.	36,160	2,058,227
Royal Dutch Shell PLC, ADR	45,900	3,271,293
Statoil ASA	69,400	1,681,994
♦Total S.A.	63,830	3,910,219

		12,963,165

Pharmaceuticals 3.9%
AbbVie, Inc.	31,690	1,673,549
♦AstraZeneca PLC, Sponsored ADR	67,030	3,979,571
GlaxoSmithKline PLC	120,190	3,207,346
Johnson & Johnson	13,560	1,241,960
Merck & Co., Inc.	29,990	1,501,000
Novartis A.G.	27,190	2,170,201
Roche Holding A.G., Genusscheine	5,635	1,574,174
Sanofi	16,200	1,718,722

		17,066,523

Pipelines 1.7%
Enterprise Products Partners, L.P.	25,310	1,678,053
Kinder Morgan Energy Partners, L.P.	35,560	2,868,270
MarkWest Energy Partners, L.P.	21,140	1,397,988
Targa Resources Partners, L.P.	24,700	1,291,810

		7,236,121

Real Estate Investment Trusts 1.2%
Corrections Corporation of America	62,450	2,002,772
Health Care REIT, Inc.	56,450	3,024,026

		5,026,798

Retail 0.3%
McDonald’s Corp.	14,130	1,371,034

Semiconductors 0.8%
KLA-Tencor Corp.	26,810	1,728,173
Microchip Technology, Inc.	35,470	1,587,282

		3,315,455

Software 0.3%
Microsoft Corp.	34,670	1,297,698

Telecommunications 7.3%
AT&T, Inc.	70,810	2,489,680
♦BCE, Inc.	87,700	3,797,788
CenturyLink, Inc.	87,180	2,776,683

	Shares	Value
Telecommunications (continued)
♦Deutsche Telekom A.G.	226,220	$3,868,349
Philippine Long Distance Telephone Co., Sponsored ADR	20,165	1,211,513
Rogers Communications, Inc. Class B	35,290	1,596,978
Swisscom A.G.	6,945	3,666,163
Telstra Corp., Ltd.	631,510	2,960,346
Verizon Communications, Inc.	50,050	2,459,457
Vivendi S.A.	85,538	2,254,056
♦Vodafone Group PLC	1,130,780	4,437,861

		31,518,874

Toys, Games & Hobbies 0.5%
Mattel, Inc.	51,060	2,429,435

Transportation 0.3%
Deutsche Post A.G. Registered	36,090	1,315,698

Water 1.0%
Severn Trent PLC	51,210	1,445,860
United Utilities Group PLC	253,230	2,815,843

		4,261,703

Total Common Stocks (Cost $169,914,199)		212,354,232

	Number of Warrants
Warrants 0.0%‡
Media 0.0%‡
ION Media Networks, Inc. Second Lien Expires 12/18/16 (d)(e)(f)(g)	4	0	(l)
Unsecured Debt Expires 12/18/16 (d)(e)(f)(g)	4	0	(l)

Total Warrants (Cost $13)		0	(l)

M-250	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 5.8%
Repurchase Agreement 5.8%
State Street Bank and Trust Co. 0.00%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $24,991,071 (Collateralized by Federal National Mortgage Association security with rates between 2.08% and 2.17% and maturity dates between 11/2/22 and 11/7/22, with a Principal Amount of $28,175,000 and a Market Value of $25,492,323)	$24,991,071	$24,991,071

Total Short-Term Investment (Cost $24,991,071)		24,991,071

Total Investments (Cost $373,873,639) (o)	98.0%	423,114,932
Other Assets, Less Liabilities	2.0	8,717,401
Net Assets	100.0%	$431,832,333

	Contracts Long	Unrealized Appreciation (Depreciation) (m)
Futures Contracts 0.6%
Standard & Poor’s 500 Index Mini March 2014 (n)	895	$1,993,926

Total Futures Contracts Long (Notional Amount $82,389,225)		1,993,926

	Contracts Short
United States Treasury Notes March 2014 (2 Year) (n)	(355)	96,658
United States Treasury Notes March 2014 (5 Year) (n)	(524)	567,858

Total Futures Contracts Short (Notional Amount $140,553,188)		664,516

Total Futures Contracts (Notional Amount $58,163,963)		$2,658,442

‡	Less than one-tenth of a percent.

(a)	Subprime mortgage investment or other asset-backed security. The total market value of these securities as of December 31, 2013, is $4,014,579, which represents 0.9% of the Portfolio’s net assets.

(b)	Floating rate—Rate shown is the rate in effect as of December 31, 2013.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Non-income producing security.

(e)	Illiquid security—The total market value of these securities as of December 31, 2013, is $955,526, which represents 0.2% of the Portfolio’s net assets.

(f)	Fair valued security—The total market value of these securities as of December 31, 2013, is $346,330, which represents 0.1% of the Portfolio’s net assets.

(g)	Restricted security.

(h)	Step coupon—Rate shown is the rate in effect as of December 31, 2013.

(i)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of December 31, 2013.

(j)	Collateral strip rate—A bond whose interest is based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of December 31, 2013.

(k)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(l)	Less than one dollar.

(m)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2013.

(n)	As of December 31, 2013, cash in the amount of $4,229,850 is on deposit with a broker for futures transactions.

(o)	As of December 31, 2013, cost is $373,510,283 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$54,713,012
Gross unrealized depreciation	(5,108,363)

Net unrealized appreciation	$49,604,649

The following abbreviations are used in the above portfolio:

€—Euro

£—British Pound Sterling

ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-251

Portfolio of Investments December 31, 2013 (continued)

As of December 31, 2013, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Sale Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	2/20/14	JPMorgan Chase Bank	EUR	20,545,000	USD	28,190,514	USD	(72,694)
Pound Sterling vs. U.S.Dollar	2/20/14	JPMorgan Chase Bank	GBP	11,678,000		19,012,952		(318,850)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(391,544)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$5,880,391	$—		$5,880,391
Corporate Bonds (b)	—	160,450,482	56,825		160,507,307
Foreign Bonds	—	2,941,760	—		2,941,760
Foreign Government Bond	—	570,478	—		570,478
Loan Assignments (c)	—	5,786,950	198,422		5,985,372
Mortgage-Backed Securities (d)	—	2,323,397	289,505		2,612,902
U.S. Government & Federal Agencies	—	6,134,943	—		6,134,943
Yankee Bonds	—	1,136,476	—		1,136,476

Total Long-Term Bonds	—	185,224,877	544,752		185,769,629

Common Stocks	212,354,232	—	—		212,354,232
Warrants (e)	—	—	0	(e)	0	(e)
Short-Term Investment
Repurchase Agreement	—	24,991,071	—		24,991,071

Total Investments in Securities	212,354,232	210,215,948	544,752		423,114,932

Other Financial Instruments
Futures Contracts Long (f)	1,993,926	—	—		1,993,926
Futures Contracts Short (f)	664,516	—	—		664,516

Total Other Financial Instruments	2,658,442	—	—		2,658,442

Total Investments in Securities and Other Financial Instruments	$215,012,674	$210,215,948	$544,752		$425,773,374

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (f)	$—	$(391,544)	$—	$(391,544)

Total Other Financial Instruments	$—	$(391,544)	$—	$(391,544)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $1,029 and $55,796 are held in Commercial Services and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $198,422 represents Loan Assignments whose value was obtained from an independent pricing service which used a single broker quote to measure such value as referenced in the Portfolio of Investments.

(d)	The Level 3 security valued at $289,505 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

M-252	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(e)	The Level 3 securities valued less than one dollar are held in Media within the Warrants section of the Portfolio of Investments.

(f)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2013, certain foreign securities with a market value of $53,800,266 were transferred from Level 2 to Level 1 as the prices of these securities were based on unadjusted quoted prices compared with the prior year prices which were adjusted for events after the market close. The December 31, 2012 prices were adjusted by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. Fair values as of December 31, 2013 for these securities were based on quoted prices in active markets for identical investments. (See Note 2)

As of the year ended December 31, 2013, a security with a market value of $959,041 was transferred from Level 2 to Level 3. The transfer occurred as a result of the value for certain Loan Assignments obtained from the independent pricing service which were derived based on single broker quote.

As of the year ended December 31, 2013, a security with a market value of $356,374 was transferred from Level 2 to Level 3 as the security was fair valued when compared to prior year price which were based on a quoted price. As of December 31, 2013, prices were adjusted by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2013		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2013 (a)
Long-Term Bonds
Corporate Bonds
Commercial Services	$1,120		$—	$—	$(91)	$—	$—	$—	$—	$1,029		$(91)
Retail	61,656		(61)	(62)	(2,741)	—	(2,996)	—	—	55,796		(2,424)
Loan Assignments
Auto Parts & Equipment	—		3,572	2,363	(19,102)	—	(747,452)	959,041	—	198,422		(19,102)
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)	—		—	—	(23,833)	—	(43,036)	356,374	—	289,505		(23,833)
Warrants
Media	0	(b)	—	—	—	—	—	—	—	0	(b)	—

Total	$62,776		$3,511	$2,301	$(45,767)	$—	$(793,484)	$1,315,415	$—	$544,752		$(45,450)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Less than one dollar.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-253

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $373,873,639)	$423,114,932
Cash collateral on deposit at broker	4,229,850
Cash denominated in foreign currencies (identified cost $1,214,005)	1,227,879
Cash	281
Receivables:
Dividends and interest	3,501,023
Investment securities sold	1,516,116
Variation margin on futures contracts	335,525
Fund shares sold	137,484

Total assets	434,063,090

Liabilities
Payables:
Investment securities purchased	1,173,197
Fund shares redeemed	337,417
Manager (See Note 3)	205,272
Professional fees	47,522
NYLIFE Distributors (See Note 3)	40,743
Shareholder communication	21,755
Custodian	12,699
Trustees	474
Accrued expenses	134
Unrealized depreciation on foreign currency forward contracts	391,544

Total liabilities	2,230,757

Net assets	$431,832,333

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$24,481
Additional paid-in capital	354,126,038

354,150,519
Undistributed net investment income	7,421,683
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	18,721,833
Net unrealized appreciation (depreciation) on investments and futures contracts	51,899,735
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(361,437)

Net assets	$431,832,333

Initial Class
Net assets applicable to outstanding shares	$234,999,291

Shares of beneficial interest outstanding	13,279,395

Net asset value per share outstanding	$17.70

Service Class
Net assets applicable to outstanding shares	$196,833,042

Shares of beneficial interest outstanding	11,201,779

Net asset value per share outstanding	$17.57

M-254	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Interest	$9,783,605
Dividends (a)	7,849,618

Total income	17,633,223

Expenses
Manager (See Note 3)	2,151,677
Distribution and service—Service Class (See Note 3)	378,339
Professional fees	82,861
Custodian	63,651
Shareholder communication	59,886
Trustees	7,534
Miscellaneous	38,172

Total expenses	2,782,120

Net investment income (loss)	14,851,103

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	13,119,018
Futures transactions	16,630,396
Foreign currency transactions	(1,590,641)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	28,158,773

Net change in unrealized appreciation (depreciation) on:
Investments	17,135,847
Futures contracts	2,390,234
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(115,651)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	19,410,430

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	47,569,203

Net increase (decrease) in net assets resulting from operations	$62,420,306

(a)	Dividends recorded net of foreign withholding taxes in the amount of $359,306.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-255

Statements of Changes in Net Assets

for the years ended December 31, 2013 and December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,851,103	$12,845,907
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	28,158,773	8,987,097
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	19,410,430	18,577,305

Net increase (decrease) in net assets resulting from operations	62,420,306	40,410,309

Dividends to shareholders:
From net investment income:
Initial Class	(9,853,978)	(9,029,798)
Service Class	(7,459,029)	(3,624,215)

Total dividends to shareholders	(17,313,007)	(12,654,013)

Capital share transactions:
Net proceeds from sale of shares	97,225,621	42,070,690
Net asset value of shares issued to shareholders in reinvestment of dividends	17,313,007	12,654,013
Cost of shares redeemed	(45,074,768)	(41,205,984)

Increase (decrease) in net assets derived from capital share transactions	69,463,860	13,518,719

Net increase (decrease) in net assets	114,571,159	41,275,015

Net Assets
Beginning of year	317,261,174	275,986,159

End of year	$431,832,333	$317,261,174

Undistributed net investment income at end of year	$7,421,683	$11,610,140

M-256	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2013	2012	2011	2010		2009
Net asset value at beginning of year	$15.63	$14.18	$14.22	$12.78		$10.71

Net investment income (loss) (a)	0.69	0.68	0.64	0.64		0.37
Net realized and unrealized gain (loss) on investments	2.22	1.48	(0.13)	1.31		2.12
Net realized and unrealized gain (loss) on foreign currency transactions	(0.08)	(0.04)	0.03	(0.08)		0.01

Total from investment operations	2.83	2.12	0.54	1.87		2.50

Less dividends:
From net investment income	(0.76)	(0.67)	(0.58)	(0.43)		(0.43)

Net asset value at end of year	$17.70	$15.63	$14.18	$14.22		$12.78

Total investment return	18.38%	15.00%	4.12%	14.79%		23.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.05%	4.44%	4.40%	4.85%		3.26%
Net expenses	0.64%	0.64%	0.65%	0.65%		0.71%
Portfolio turnover rate	22%	34%	31%	61	%(b)	161	%(b)
Net assets at end of year (in 000’s)	$234,999	$214,268	$209,222	$222,426		$224,119

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 60% and 141%, for the years ended December 31, 2010 and 2009, respectively. The Portfolio did not engage in mortgage dollar rolls for the years ended December 31, 2013, 2012 and 2011, respectively.

	Service Class
	Year ended December 31,
	2013	2012	2011	2010		2009
Net asset value at beginning of year	$15.54	$14.12	$14.17	$12.74		$10.67

Net investment income (loss) (a)	0.63	0.63	0.60	0.61		0.35
Net realized and unrealized gain (loss) on investments	2.22	1.47	(0.13)	1.30		2.10
Net realized and unrealized gain (loss) on foreign currency transactions	(0.08)	(0.04)	0.03	(0.08)		0.01

Total from investment operations	2.77	2.06	0.50	1.83		2.46

Less dividends:
From net investment income	(0.74)	(0.64)	(0.55)	(0.40)		(0.39)

Net asset value at end of year	$17.57	$15.54	$14.12	$14.17		$12.74

Total investment return	18.08%	14.71%	3.86%	14.51%		23.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.75%	4.17%	4.15%	4.59%		3.03%
Net expenses	0.89%	0.89%	0.90%	0.90%		0.96%
Portfolio turnover rate	22%	34%	31%	61	%(b)	161	%(b)
Net assets at end of year (in 000’s)	$196,833	$102,993	$66,764	$58,571		$46,691

(a)	Per share data based on average shares outstanding during the year.
(b)	The portfolio turnover rates not including mortgage dollar rolls were 60% and 141%, for the years ended December 31, 2010 and 2009, respectively. The Portfolio did not engage in mortgage dollar rolls for the years ended December 31, 2013, 2012 and 2011, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-257

MainStay VP International Equity Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2013

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	15.11%	7.65%	6.50%	0.95%
Service Class Shares	14.82	7.38	6.23	1.20

Benchmark Performance	One Year	Five Years	Ten Years
MSCI ACWI® Ex U.S.[3]	15.29%	12.81%	7.57%
MSCI EAFE® Index[3]	22.78	12.44	6.91
Average Lipper Variable Products International Growth Portfolio[4]	19.67	13.86	7.52

1.	Performance figures shown for the ten-year period ended December 31, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 6.49% for Initial Class shares and 6.23% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products International Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. International growth portfolios typically have above-average characteristics compared to the MSCI EAFE® Index.

M-258	MainStay VP International Equity Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP International Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,127.10	$5.15	$1,020.40	$4.89

Service Class Shares	$1,000.00	$1,125.70	$6.48	$1,019.10	$6.16

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.96% for Initial Class and 1.21% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-259

Country Composition as of December 31, 2013 (Unaudited)

United Kingdom	25.6%
Germany	16.1
France	7.0
Japan	5.0
United States	4.6
Ireland	4.4
Sweden	4.4
Switzerland	4.4
Denmark	4.2
Spain	4.1
Israel	3.5

China	2.9%
India	2.4
Canada	2.3
Brazil	2.0
Hong Kong	1.9
Italy	1.9
Thailand	1.7
Indonesia	0.7
Other Assets, Less Liabilities	0.9

100.0%

See Portfolio of Investments beginning on page M-263 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2013 (excluding short-term investment) (Unaudited)

1.	Svenska Handelsbanken AB Class A

2.	Grifols S.A.

3.	Adidas A.G.

4.	SABMiller PLC

5.	Linde A.G.
6.	Johnson Matthey PLC

7.	Syngenta A.G.

8.	Experian PLC

9.	Shire PLC

10.	Intertek Group PLC

M-260	MainStay VP International Equity Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Edward Ramos, Carlos Garcia-Tunon and Eve Glatt of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP International Equity Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP International Equity Portfolio returned 15.11% for Initial Class shares and 14.82% for Service Class shares. Over the same period, both share classes underperformed the 15.29% return of the MSCI ACWI® (All Country World Index) Ex U.S.,1 which is the Portfolio’s broad-based securities-market Index, and the 22.78% return of the MSCI EAFE® Index,1 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 19.67% return of the average Lipper1 Variable Products International Growth Portfolio for the 12 months ended December 31, 2013.

Were there any changes to the Portfolio during the reporting period?

Effective July 1, 2013, the Portfolio selected the MSCI ACWI® (All Country World Index) Ex. U.S., which at the time was the Portfolio’s secondary benchmark, as its primary benchmark in replacement of the MSCI EAFE® Index. The MSCI EAFE® Index was retained as the Portfolio’s secondary benchmark. The Portfolio selected the MSCI ACWI® Ex U.S. as its primary benchmark because it believes that this Index is more reflective of its current investment style. For more information on this change, see the Supplement dated June 13, 2013, to the Summary Prospectus and Prospectus, each dated May 1, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s performance relative to the MSCI ACWI® Ex U.S. suffered from unfavorable stock selection, partially offset by country and sector allocation. Stock selection suffered from two principal factors. First, our investment philosophy, which focuses on high-quality sustainable-growth companies, tends to underperform in the kind of low-quality beta2 rally that occurred during the reporting period. Second, many stocks that underperformed were domiciled in developed markets but had material exposure to emerging markets that faced growing headwinds during the reporting period. Country allocation benefited mainly from the Portfolio’s overweight positions in Germany and the United Kingdom and an underweight position in Australia. Sector allocation benefited primarily from an overweight position in health care and underweight positions in materials and energy.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest-contributing sectors to the Portfolio’s relative performance were information technology, materials and health care. (Contributions take weightings and total returns into account.) Information technology was the strongest contributor because of stock selection, but the sector also benefited from an overweight position relative to the MSCI ACWI® Ex U.S. Materials benefited primarily from stock selection and secondarily from an underweight position. The contribution from the health care sector came mainly from our overweight position, as stock selection in the sector detracted from relative performance.

The weakest-contributing sectors to the Portfolio’s relative performance were consumer discretionary, industrials and financials. Consumer discretionary was the greatest detractor primarily because of stock selection but also as a result of an underweight allocation relative to the MSCI ACWI® Ex U.S. Industrials also detracted because of stock selection, although the effect was partially offset by having an overweight position in the sector. Financials detracted primarily because of stock selection but also because of the Portfolio’s underweight position in the sector.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance were Swedish banking group Svenska Handelsbanken, German sports clothing and accessories manufacturer Adidas and Spanish plasma therapeutics company Grifols. Svenska Handelsbanken benefited from strength in its Nordic operations and from the company’s expansion strategy in the United Kingdom.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

mainstayinvestments.com	M-261

Adidas outperformed on strong fundamental execution and valuation multiple expansion. Grifols benefitted from positive industry momentum along with positive operating leverage.

The stocks that detracted the most from the Portfolio’s absolute performance were U.K.-based energy services company Petrofac, Hong Kong consumer goods sourcing company Li & Fung and Brazilian clothing retailer Cia Hering. Petrofac suffered from contract delays in emerging markets owing largely to slower economic growth and market volatility. Li & Fung underperformed because of moderating growth in its core supply-chain management business and misexecution in its newer-owned brands division. Cia Hering suffered from a deepening economic slowdown in Brazil, along with stubbornly high inflation that affected the company’s costs.

Did the Portfolio make any significant purchases or sales during the reporting period?

Noteworthy purchases during the reporting period included new positions in Switzerland-based agrochemical and seed company Syngenta, France-based energy services provider Technip and Japanese media and entertainment company Avex. We believe Syngenta should benefit from growing wealth and food demand, particularly within emerging markets. We believe that Technip is well positioned to benefit from increased spending on complex energy-related research and development. In our view, Avex is well positioned to capitalize on the rapidly expanding consumption of media content on mobile devices.

The Portfolio eliminated its positions in Hong Kong consumer goods sourcing company Li & Fung and Brazilian clothing retailer Cia Hering. In our opinion, prospects for Li & Fung’s business became uncertain following consecutive earnings disappointments and deteriorating visibility for the company’s future growth prospects. Cia Hering faced sales headwinds as the Brazilian economy slowed, inflation risks increased and dovish monetary policy threatened to weaken the nation’s infrastructure.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s sector allocations remained largely intact. There were, however, marginal increases in the Portfolio’s weightings in the materials and energy sectors. During the reporting period, the Portfolio reduced its weightings in the financials and consumer staples sectors.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2013, the Portfolio held its most substantially overweight positions in the health care, information technology and industrials sectors. As of the same date, the Portfolio held its most substantially underweight positions in the financials, consumer staples and telecommunications services sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-262	MainStay VP International Equity Portfolio

Portfolio of Investments December 31, 2013

	Shares	Value
Common Stocks 97.4%†
Brazil 2.0%
Cielo S.A. (IT Services)	385,140	$10,717,152

Canada 2.3%
Open Text Corp. (Software)	130,756	12,024,322

China 2.9%
China Shenhua Energy Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	2,477,800	7,828,702
Mindray Medical International, Ltd., ADR (Health Care Equipment & Supplies)	204,134	7,422,312

		15,251,014

Denmark 4.2%
Coloplast A/S Class B (Health Care Equipment & Supplies)	128,713	8,521,132
FLSmidth & Co. A/S (Construction & Engineering)	244,457	13,348,157

		21,869,289

France 7.0%
Bureau Veritas S.A. (Professional Services)	355,256	10,382,972
Essilor International S.A. (Health Care Equipment & Supplies)	129,871	13,807,112
Technip S.A. (Energy Equipment & Services)	131,089	12,598,486

		36,788,570

Germany 16.1%
♦Adidas A.G. (Textiles, Apparel & Luxury Goods)	159,925	20,381,608
Brenntag A.G. (Trading Companies & Distributors)	63,279	11,730,376
Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	211,980	15,085,541
♦Linde A.G. (Chemicals)	92,459	19,340,120
United Internet A.G. (Internet Software & Services)	250,766	10,666,739
Wirecard A.G. (IT Services)	188,809	7,458,561

		84,662,945

Hong Kong 1.9%
Samsonite International S.A. (Textiles, Apparel & Luxury Goods)	3,216,900	9,749,062

India 2.4%
Genpact, Ltd. (IT Services) (a)	335,318	6,159,792
Housing Development Finance Corp. (Thrifts & Mortgage Finance)	515,036	6,644,551

		12,804,343

	Shares	Value
Indonesia 0.7%
Media Nusantara Citra Tbk PT (Media)	16,783,500	$3,620,106

Ireland 4.4%
ICON PLC (Life Sciences Tools & Services) (a)	154,285	6,234,657
♦Shire PLC (Pharmaceuticals)	359,113	16,960,078

		23,194,735

Israel 3.5%
Check Point Software Technologies, Ltd. (Software) (a)	200,450	12,933,034
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals)	140,824	5,644,226

		18,577,260

Italy 1.9%
DiaSorin S.p.A. (Health Care Equipment & Supplies)	207,210	9,717,650

Japan 5.0%
Avex Group Holdings, Inc. (Media)	510,900	10,964,144
Daito Trust Construction Co., Ltd. (Real Estate Management & Development)	91,100	8,503,589
Sysmex Corp. (Health Care Equipment & Supplies)	113,600	6,698,851

		26,166,584

Spain 4.1%
♦Grifols S.A. (Biotechnology)	453,621	21,694,964

Sweden 4.4%
♦Svenska Handelsbanken AB Class A (Commercial Banks)	464,528	22,822,492

Switzerland 4.4%
DKSH Holding A.G. (Professional Services)	76,665	5,955,815
♦Syngenta A.G. (Chemicals)	42,675	16,992,500

		22,948,315

Thailand 1.7%
Kasikornbank PCL (Commercial Banks)	1,877,400	9,055,627

United Kingdom 25.6%
Aggreko PLC (Commercial Services & Supplies)	561,886	15,901,477
♦Experian PLC (Professional Services)	920,216	16,975,484
♦Intertek Group PLC (Professional Services)	320,298	16,696,912
♦Johnson Matthey PLC (Chemicals)	351,574	19,095,797
Petrofac, Ltd. (Energy Equipment & Services)	708,364	14,357,707
♦SABMiller PLC (Beverages)	378,784	19,450,940

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-263

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Standard Chartered PLC (Commercial Banks)	722,188	$16,264,337
Telecity Group PLC (Internet Software & Services)	486,649	5,846,561
Whitbread PLC (Hotels, Restaurants & Leisure)	155,459	9,656,286

		134,245,501

United States 2.9%
Accenture PLC Class A (IT Services)	68,911	5,665,862
ResMed, Inc. (Health Care Equipment & Supplies)	207,788	9,782,659

		15,448,521

Total Common Stocks (Cost $410,190,442)		511,358,452

	Principal Amount
Short-Term Investment 1.7%
Repurchase Agreement 1.7%
United States 1.7%
State Street Bank and Trust Co. 0.00%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $8,913,487 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $9,990,000 and a Market Value of $9,094,047) (Capital Markets)	$8,913,487	8,913,487

Total Short-Term Investment (Cost $8,913,487)		8,913,487

Total Investments (Cost $419,103,929) (b)	99.1%	520,271,939
Other Assets, Less Liabilities	0.9	4,746,058
Net Assets	100.0%	$525,017,997

(a)	Non-income producing security.

(b)	As of December 31, 2013, cost is $419,786,202 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$113,301,225
Gross unrealized depreciation	(12,815,488)

Net unrealized appreciation	$100,485,737

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

M-264	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$511,358,452	$—	$—	$511,358,452
Short-Term Investment
Repurchase Agreement	—	8,913,487	—	8,913,487

Total Investments in Securities	$511,358,452	$8,913,487	$—	$520,271,939

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2013, certain foreign securities with a market value of $314,504,873 were transferred from Level 2 to Level 1 as the prices of these securities were based on unadjusted quoted prices compared to prior year prices which were adjusted for events after the market close. The December 31, 2012 prices were adjusted by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. Fair values as of December 31, 2013, for these securities were based on quoted prices in active markets for identical investments. (See Note 2)

As of December 31, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The table below sets forth the diversification of MainStay VP International Equity Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent†
Beverages	$19,450,940	3.7%
Biotechnology	21,694,964	4.1
Capital Markets	8,913,487	1.7
Chemicals	55,428,417	10.6
Commercial Banks	48,142,456	9.2
Commercial Services & Supplies	15,901,477	3.0
Construction & Engineering	13,348,157	2.5
Energy Equipment & Services	26,956,193	5.1
Health Care Equipment & Supplies	55,949,716	10.7
Health Care Providers & Services	15,085,541	2.9
Hotels, Restaurants & Leisure	9,656,286	1.8
Internet Software & Services	16,513,300	3.2
IT Services	30,001,367	5.7
Life Sciences Tools & Services	6,234,657	1.2
Media	14,584,250	2.8
Oil, Gas & Consumable Fuels	7,828,702	1.5
Pharmaceuticals	22,604,304	4.3
Professional Services	50,011,183	9.5
Real Estate Management & Development	8,503,589	1.6
Software	24,957,356	4.8
Textiles, Apparel & Luxury Goods	30,130,670	5.7
Thrifts & Mortgage Finance	6,644,551	1.3
Trading Companies & Distributors	11,730,376	2.2

	520,271,939	99.1
Other Assets, Less Liabilities	4,746,058	0.9

Net Assets	$525,017,997	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-265

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $419,103,929)	$520,271,939
Cash denominated in foreign currencies (identified cost $7,123,007)	7,086,409
Receivables:
Dividends and interest	449,577
Fund shares sold	187,001

Total assets	527,994,926

Liabilities
Payables:
Investment securities purchased	2,088,455
Manager (See Note 3)	387,524
Fund shares redeemed	205,956
Foreign capital gains tax (See Note 2(D))	143,718
NYLIFE Distributors (See Note 3)	65,109
Professional fees	41,691
Shareholder communication	26,302
Custodian	16,782
Trustees	590
Accrued expenses	802

Total liabilities	2,976,929

Net assets	$525,017,997

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$38,204
Additional paid-in capital	533,598,159

533,636,363
Undistributed net investment income	3,049,487
Accumulated net realized gain (loss) on investments and foreign currency transactions (a)	(112,665,637)
Net unrealized appreciation (depreciation) on investments (b)	101,024,292
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(26,508)

Net assets	$525,017,997

Initial Class
Net assets applicable to outstanding shares	$208,807,484

Shares of beneficial interest outstanding	15,117,778

Net asset value per share outstanding	$13.81

Service Class
Net assets applicable to outstanding shares	$316,210,513

Shares of beneficial interest outstanding	23,086,414

Net asset value per share outstanding	$13.70

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $87,028.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $143,718.

M-266	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$8,417,833
Interest (b)	3,445

Total income	8,421,278

Expenses
Manager (See Note 3)	4,297,641
Distribution and service—Service Class (See Note 3)	733,183
Custodian	101,303
Shareholder communication	86,382
Professional fees	71,807
Trustees	9,864
Miscellaneous	34,947

Total expenses	5,335,127

Net investment income (loss)	3,086,151

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions (c)	23,411,176
Foreign currency transactions	50,392

Net realized gain (loss) on investments and foreign currency transactions	23,461,568

Net change in unrealized appreciation (depreciation) on:
Investments (d)	41,233,207
Translation of other assets and liabilities in foreign currencies	(145,256)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	41,087,951

Net realized and unrealized gain (loss) on investments and foreign currency transactions	64,549,519

Net increase (decrease) in net assets resulting from operations	$67,635,670

(a)	Dividends recorded net of foreign withholding taxes in the amount of $791,215.

(b)	Interest recorded net of foreign withholding taxes in the amount of $194.

(c)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $87,028.

(d)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $143,718.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-267

Statements of Changes in Net Assets

for the years ended December 31, 2013 and December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,086,151	$4,418,992
Net realized gain (loss) on investments and foreign currency transactions	23,461,568	(783,562)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	41,087,951	74,997,523

Net increase (decrease) in net assets resulting from operations	67,635,670	78,632,953

Dividends to shareholders:
From net investment income:
Initial Class	(2,225,969)	(3,187,864)
Service Class	(2,804,014)	(4,283,314)

Total dividends to shareholders	(5,029,983)	(7,471,178)

Capital share transactions:
Net proceeds from sale of shares	66,909,262	52,233,170
Net asset value of shares issued to shareholders in reinvestment of dividends	5,029,983	7,471,178
Cost of shares redeemed	(65,502,350)	(78,567,358)

Increase (decrease) in net assets derived from capital share transactions	6,436,895	(18,863,010)

Net increase (decrease) in net assets	69,042,582	52,298,765

Net Assets
Beginning of year	455,975,415	403,676,650

End of year	$525,017,997	$455,975,415

Undistributed net investment income at end of year	$3,049,487	$5,029,955

M-268	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2013	2012	2011	2010		2009
Net asset value at beginning of year	$12.14	$10.34	$12.82	$12.63		$11.30

Net investment income (loss)	0.10 (a)	0.13 (a)	0.29 (a)	0.29	(b)	0.32 (a)
Net realized and unrealized gain (loss) on investments	1.72	1.86	(2.35)	0.30		1.74
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.02	(0.02)	0.01		0.13

Total from investment operations	1.82	2.01	(2.08)	0.60		2.19

Less dividends:
From net investment income	(0.15)	(0.21)	(0.40)	(0.41)		(0.86)

Net asset value at end of year	$13.81	$12.14	$10.34	$12.82		$12.63

Total investment return	15.11%	19.48%	(16.04%)	4.90%		19.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.78%	1.14%	2.40%	2.34	%(b)	2.75%
Net expenses	0.95%	0.95%	0.95%	0.98%		0.99%
Portfolio turnover rate	34%	42%	101%	42%		83%
Net assets at end of year (in 000’s)	$208,807	$180,124	$147,740	$265,519		$256,710

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.04 per share and 0.30%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.

	Service Class
	Year ended December 31,
	2013	2012	2011	2010		2009
Net asset value at beginning of year	$12.04	$10.26	$12.72	$12.54		$11.22

Net investment income (loss)	0.07 (a)	0.10 (a)	0.26 (a)	0.23	(b)	0.28 (a)
Net realized and unrealized gain (loss) on investments	1.71	1.84	(2.33)	0.32		1.73
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	0.02	(0.02)	0.01		0.13

Total from investment operations	1.78	1.96	(2.09)	0.56		2.14

Less dividends:
From net investment income	(0.12)	(0.18)	(0.37)	(0.38)		(0.82)

Net asset value at end of year	$13.70	$12.04	$10.26	$12.72		$12.54

Total investment return	14.82%	19.18%	(16.25%)	4.63%		19.06%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.55%	0.88%	2.17%	2.10	%(b)	2.47%
Net expenses	1.20%	1.20%	1.20%	1.23%		1.24%
Portfolio turnover rate	34%	42%	101%	42%		83%
Net assets at end of year (in 000’s)	$316,211	$275,852	$255,937	$298,008		$262,263

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.04 per share and 0.30%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-269

MainStay VP Janus Balanced Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2013

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	20.15%	13.51%	0.59%
Service Class Shares	19.86	13.23	0.84

Benchmark Performance	One Year	Since Inception (2/17/12)
S&P 500® Index[3]	32.39%	20.41%
Barclays U.S. Aggregate Bond Index[3]	–2.02	0.86
Barclays U.S. Government/Credit Bond Index[3]	–2.35	1.01
Janus Balanced Composite Index[3]	15.81	11.33
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[4]	14.27	10.52

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-270	MainStay VP Janus Balanced Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,112.40	$3.09	$1,022.30	$2.96

Service Class Shares	$1,000.00	$1,111.00	$4.42	$1,021.00	$4.23

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.58% for Initial Class and 0.83% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-271

Portfolio Composition as of December 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-277 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of December 31, 2013 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 0.125%–2.50%, due 4/30/15–8/15/23

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%–7.00%, due 1/1/25–2/1/43

3.	Boeing Co. (The)

4.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–6.00%, due 1/15/32–2/20/43

5.	CBS Corp. Class B

6.	E.I. du Pont de Nemours & Co.

7.	Blackstone Group L.P. (The)

8.	LyondellBasell Industries, N.V. Class A

9.	U.S. Bancorp

10.	Philip Morris International, Inc.

M-272	MainStay VP Janus Balanced Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers E. Marc Pinto, CFA, and R. Gibson Smith of Janus Capital Management LLC (“Janus Capital”), the Portfolio’s Subadvisor.

How did MainStay VP Janus Balanced Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP Janus Balanced Portfolio returned 20.15% for Initial Class shares and 19.86% for Service Class shares. Over the same period, both share classes underperformed the 32.39% return of the S&P 500® Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the –2.02% return of the Barclays U.S. Aggregate Bond Index,1 the –2.35% return of the Barclays U.S. Government/Credit Bond Index1 and the 15.81% return of the Janus Balanced Composite Index1 for the 12 months ended December 31, 2013. The Barclays U.S. Aggregate Bond Index is the Portfolio’s secondary benchmark. The Barclays U.S. Government/Credit Bond Index and the Janus Balanced Composite Index are additional benchmarks of the Portfolio. For the 12 months ended December 31, 2013, both share classes outperformed the 14.27% return of the average Lipper1 Variable Products Mixed-Asset Target Allocation Moderate Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The equity portion of the Portfolio outperformed the S&P 500® Index during the reporting period, primarily as a result of security selection and overweight positions in the consumer discretionary and industrials sectors. Stock selection in consumer staples was the most substantial detractor from relative performance, although this was balanced to some extent by an underweight position in the sector. Security selection in telecommunication services also detracted, although an underweight position in the sector once again partially offset the effect. The Portfolio, because of the 65% equity limit, will tend to underperform its all-equity primary benchmark during strong equity markets.

The fixed-income portion of the Portfolio outperformed the Barclays U.S. Aggregate Bond Index, largely because of an overweight position and security selection in corporate credit, as well as the additional income (or spread carry) that our credit holdings generated in relation to securities in the Index. From an industry sector standpoint, top credit contributors included wireline communications, banking and non-captive diversified financial companies. (Contributions take weightings and total returns into account.) Sector detractors were led by consumer cyclical services, property and casualty insurers, and integrated energy companies.

Which sectors in the equity portion of Portfolio were the strongest positive contributors to the Portfolio’s relative performance, and which sectors in the equity portion of the Portfolio were particularly weak?

Favorable stock selection and an overweight in the consumer discretionary sector made the sector a top contributor to performance during the reporting period. Stock selection made industrials the second strongest-contributing sector relative to the S&P 500® Index, while information technology was a strong contributor because of stock selection.

Relative to the S&P 500® Index, the weakest sector contributions during the reporting period came from consumer staples. Stock selection in telecommunications services also detracted from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

Among individual stocks, aerospace leader Boeing was the top contributor during the reporting period. Earlier issues with Boeing’s new 787 Dreamliner wide-body jet appeared to be resolved, and the plane was put back in service during the reporting period. The strong order book for the Boeing 787—and the newest version of the Boeing 747—gave the market renewed confidence that Boeing’s years-long production backlog would continue to grow. We believe that the company’s cash-flow generation may increase as Boeing reduces capital expenditures and working capital, allowing the company to return more capital to shareholders.

Multimedia company CBS performed well following its decision to spin off its billboard business into a real estate investment trust (REIT). The company used the proceeds to buy back stock and repurchase debt. CBS also effectively won its contract dispute with Time Warner Cable during the reporting period. The victory reinforced our view of the power of content, which CBS certainly has with its ownership of prime sports coverage and other popular programming.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-273

Asset manager Blackstone Group contributed positively to the Portfolio’s performance. Blackstone’s stock tends to be supported by strength in equity markets. Factors that contributed to the company’s gains in 2013 included the equity rally; increased activity from private equity investors; and the continued recovery in real estate, to which Blackstone has significant exposure through its funds and direct investments.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

We initiated a position in global financial services provider JPMorgan Chase. We believe that the company offers a compelling risk-adjusted return opportunity for the Portfolio, and we view the company as the best in its class. JPMorgan Chase has executed well on all business lines and has attained industry-leading returns in all segments. In addition, because the Federal Reserve has become more relaxed about letting the company return capital to shareholders, we anticipate continued share repurchases and dividend increases.

We initiated a position in data communications and telecommunications provider Motorola Solutions partly on the strength of its mission- and business-critical communication solutions (e.g., two-way radios, mobile computing and data capture products) for government and business clients. Despite governmental budget pressures, we believed that first-response communications equipment was well positioned in terms of funding, technology migration and political support. We also believed that stability in the company’s gross margins and operating leverage should allow significant margin expansion.

During the reporting period, we eliminated the Portfolio’s equity position in copper, gold and molybdenum mining company Freeport-McMoRan Copper & Gold because it violated our investment thesis. We liked the company because of its large copper position and because it was a low-cost producer. Unfortunately, the company announced two large oil and gas acquisitions, which made the stock incompatible with our approach to investing.

We sold U.K. bank Standard Chartered in the fourth quarter of 2013. Heavy exposure to emerging markets, particularly India, has weighed on near-term results, given those markets’ weaker-than-expected economic growth during the year. Additionally, continuing regulatory hurdles in the U.K. have hampered Standard Chartered’s earnings potential. We believed that these factors created too many obstacles for the stock to move higher over the short- to medium-term, so we sold the Portfolio’s position.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

In the equity portion of the Portfolio, we increased our weighting in the health care sector, where we have been seeing opportunities in managed care, biotechnology and large pharmaceutical companies. We also slightly increased our allocation to industrials.

We trimmed our allocation to consumer discretionary stocks during the reporting period, although we still favor the sector in light of strong consumer spending patterns, both in the United States and globally. We also reduced our weighting in information technology, which we view as a challenging sector, particularly for hardware companies facing significant pressures from the growth in virtualization software and software-as-a-service companies.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2013, the equity portion of the Portfolio was overweight relative to the S&P 500® Index in the consumer discretionary sector, an area we have long favored in light of consumer spending patterns. As of the same date, the equity portion of the Portfolio held an overweight position in health care, where we are finding companies that we believe will benefit from health care reform and other factors. As of December 31, 2013, the equity portion of the Portfolio held underweight positions relative to the S&P 500® Index in the energy and financials sectors.

What was the duration2 strategy of the fixed-income portion of the Portfolio during the reporting period?

At the beginning of the reporting period, the fixed-income portion of the Portfolio was positioned with a slightly longer duration than the Barclays U.S. Aggregate Bond Index. In May and June, however, we sharply reduced duration as we became concerned about rising interest rates. This strategy proved beneficial as rates did rise. We increased duration in the third quarter on the expectation that the Federal Reserve would not taper quantitative easing in

2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-274	MainStay VP Janus Balanced Portfolio

September, which proved to be correct. This allowed the fixed-income portion of the Portfolio to reap the benefit of a subsequent drop in long-term U.S. Treasury yields. We increased duration in the fourth quarter before the Federal Reserve announced that it would begin to taper its open market bond purchases (known as quantitative easing) in early 2014. Following the announcement, we reduced duration to reflect our view that longer-term interest rates would continue to move higher in early 2014.

What specific factors, risks, or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

Longer-term U.S. Treasury yields jumped in May and June as improving U.S. economic data led to speculation that the Federal Reserve might soon taper its quantitative easing program. Through this program, the Federal Open Market Committee (“FOMC”) has been buying $85 billion per month in U.S. Treasury bonds and mortgage-backed securities. Concerned about the possibility of rising interest rates, we reduced both the weighting to and the duration of corporate credit at midyear. We also reduced U.S. Treasury duration in the fixed-income portion of the Portfolio.

Fears about tapering eased somewhat in the second half of the year, and we increased duration before the September FOMC meeting. We correctly anticipated that the FOMC would not taper quantitative easing in September, and the fixed-income portion of the Portfolio benefited from the subsequent drop in longer-term U.S. Treasury yields. In December, the Federal Open Market Committee announced that quantitative easing would begin to be tapered in early 2014, and we reduced duration to reflect our view that longer-term interest rates would continue to move higher in early 2014.

During the reporting period, which market segments made the strongest positive contributions to the Portfolio’s performance and which market segments were particularly weak?

Among corporate credits, top contributors included wireline communications, banking and non-captive diversified financial companies. Sectors that detracted from performance included consumer cyclical services, property and casualty insurers and integrated energy companies.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

We purchased new-issue bonds of telecommunications company Verizon, which agreed to buy back a 45% stake in Verizon Wireless from Vodafone for $130 billion during the reporting period. To help fund the transaction, in September 2013 Verizon issued $49 billion in bonds, by far the largest bond issuance in corporate history. Given the significant supply, we viewed the bonds’ valuation as very attractive. Credit spreads tightened rapidly after the bonds were issued, from sheer demand and also from the commitment of Verizon management to delever over the next few years.

We bought bonds of automotive company General Motors during the reporting period. We believe that GM will outperform Ford fundamentally in 2014 because of the best “new” product lineup in GM’s recent history. In 2013, GM benefited from relatively strong year-over-year U.S. sales, including higher truck sales that resulted from a recovery in the housing industry and improvements in Europe.

The fixed-income portion of the Portfolio sold bonds of Actavis, a generic drug manufacturer. The bonds resulted from the acquisition of Actavis by Watson Pharmaceuticals last year. We believe that the combination will allow the company to expand its footprint to global markets, and we expect Actavis to deliver on its pledge of rapid balance sheet deleveraging. While we continue to believe in the fundamentals of Actavis, we eliminated the position in the 2017 debt to decrease duration in the fixed-income portion of the Portfolio.

The fixed-income portion of the Portfolio sold bonds of AbbVie, a research-based pharmaceuticals company that spun off from Abbott Laboratories. We believe that AbbVie has a solid growth outlook, with minimal near-term patent-cliff exposure and a high-quality product pipeline. The company’s core drug, Humira, used to treat autoimmune diseases including rheumatoid arthritis, is the top-selling drug in the world. Sales continue to grow as a result of pricing increases and expanded therapeutic uses. Humira has patent protection through 2016, and its biologic nature should provide protection from generic competition beyond the life of the patent. In addition, we believe that AbbVie will be the first to market with an all-oral regimen for the treatment of Hepatitis C, which should drive meaningful growth around 2015. While we continue to believe in the fundamentals of AbbVie, we

mainstayinvestments.com	M-275

eliminated the Portfolio’s position in the 2017 debt to decrease duration in the fixed-income portion of the Portfolio.

During the reporting period, how did industry weightings change in the fixed-income portion of the Portfolio?

During the reporting period, we increased the weighting of the fixed-income portion of the Portfolio in capital goods and communications. Over the same period, we decreased our weighting in basic industrials and consumer noncyclicals.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2013, the fixed-income portion of the Portfolio was significantly overweight in corporate credit compared with its benchmark, the Barclays U.S. Aggregate Bond Index. As of the same date, the fixed-income portion of the Portfolio was underweight relative to the Index in mortgage-backed securities and U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-276	MainStay VP Janus Balanced Portfolio

Portfolio of Investments December 31, 2013

	Principal Amount	Value
Long-Term Bonds 41.8%† Asset-Backed Securities 0.3%
Automobile 0.2%
AmeriCredit Automobile Receivables Trust Series 2012-4, Class D 2.68%, due 10/9/18 (a)	$984,000	$992,404
Series 2013-4, Class D 3.31%, due 10/8/19 (a)	317,000	321,446
Series 2012-2, Class D 3.38%, due 4/9/18 (a)	602,000	623,529
Santander Drive Auto Receivables Trust Series 2012-6, Class D 2.52%, due 9/17/18 (a)	375,000	376,139
Series 2012-5, Class D 3.30%, due 9/17/18 (a)	395,000	406,669

		2,720,187

Other ABS 0.1%
Beacon Container Finance LLC Series 2012-1A, Class A 3.72%, due 9/20/27 (b)	627,522	628,569

Total Asset-Backed Securities (Cost $3,305,978)		3,348,756

Corporate Bonds 19.9%
Aerospace & Defense 0.2%
Exelis, Inc. 4.25%, due 10/1/16	868,000	916,671
5.55%, due 10/1/21	393,000	395,277
TransDigm, Inc. 7.75%, due 12/15/18	249,000	267,053

		1,579,001

Airlines 0.1%
Southwest Airlines Co. 5.125%, due 3/1/17	776,000	842,790

Auto Manufacturers 0.9%
General Motors Co. 3.50%, due 10/2/18 (b)	1,669,000	1,706,553
4.875%, due 10/2/23 (b)	5,497,000	5,565,712
6.25%, due 10/2/43 (b)	1,317,000	1,368,034
Jaguar Land Rover Automotive PLC 5.625%, due 2/1/23 (b)	514,000	514,000

		9,154,299

Auto Parts & Equipment 0.0%‡
Continental Rubber of America Corp. 4.50%, due 9/15/19 (b)	261,000	276,608

	Principal Amount	Value
Banks 2.9%
Bank of America Corp. 3.625%, due 3/17/16	$1,010,000	$1,062,587
3.75%, due 7/12/16	1,245,000	1,323,581
8.00%, due 7/29/49 (c)	1,097,000	1,215,476
CIT Group, Inc. 4.25%, due 8/15/17	2,529,000	2,633,321
5.00%, due 8/1/23	2,051,000	1,974,087
5.50%, due 2/15/19 (b)	1,653,000	1,772,842
6.625%, due 4/1/18 (b)	354,000	397,808
Citigroup, Inc. 5.00%, due 9/15/14	2,328,000	2,394,313
5.35%, due 4/29/49 (c)	146,000	128,188
5.90%, due 12/29/49 (c)	1,237,000	1,156,595
Goldman Sachs Group, Inc. (The) 2.375%, due 1/22/18	1,495,000	1,500,683
5.625%, due 1/15/17	443,000	488,159
HSBC Bank USA N.A. 4.875%, due 8/24/20	750,000	809,423
Morgan Stanley 3.45%, due 11/2/15	1,074,000	1,117,933
4.00%, due 7/24/15	400,000	417,657
4.10%, due 5/22/23	2,072,000	2,005,180
4.75%, due 3/22/17	405,000	441,984
5.00%, due 11/24/25	2,352,000	2,359,032
Royal Bank of Scotland Group PLC 2.55%, due 9/18/15	284,000	290,463
6.00%, due 12/19/23	789,000	794,618
Santander UK PLC 5.00%, due 11/7/23 (b)	1,003,000	1,006,731
SVB Financial Group 5.375%, due 9/15/20	1,100,000	1,211,422
Zions BanCorp. 4.50%, due 3/27/17	704,000	745,413
5.80%, due 12/29/49 (c)	1,707,000	1,553,370

		28,800,866

Beverages 0.1%
Constellation Brands, Inc. 3.75%, due 5/1/21	166,000	156,040
SABMiller Holdings, Inc. 2.20%, due 8/1/18 (b)	1,209,000	1,207,102

		1,363,142

Biotechnology 0.2%
Life Technologies Corp. 5.00%, due 1/15/21	281,000	304,237
6.00%, due 3/1/20	1,379,000	1,584,500

		1,888,737

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held as of December 31, 2013, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-277

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Building Materials 0.1%
Hanson Ltd. 6.125%, due 8/15/16	$1,003,000	$1,100,792

Chemicals 0.5%
Ashland, Inc. 4.75%, due 8/15/22	647,000	614,650
6.875%, due 5/15/43	871,000	823,095
LyondellBasell Industries N.V. 5.00%, due 4/15/19	2,402,000	2,667,712
Sherwin-Williams Co. (The) 3.125%, due 12/15/14	928,000	950,306

		5,055,763

Commercial Services 0.7%
ADT Corp. (The) 4.125%, due 6/15/23	1,282,000	1,137,790
Verisk Analytics, Inc. 4.125%, due 9/12/22	1,171,000	1,133,431
4.875%, due 1/15/19	696,000	736,968
5.80%, due 5/1/21	3,354,000	3,622,122

		6,630,311

Diversified Financial Services 0.4%
Carlyle Holdings Finance LLC 3.875%, due 2/1/23 (b)	688,000	655,939
General Electric Capital Corp. 6.25%, due 12/29/49 (c)	1,500,000	1,548,750
6.375%, due 11/15/67 (c)	108,000	117,180
7.125%, due 12/29/49 (c)	1,400,000	1,564,500

		3,886,369

Electric 0.2%
AES Corp. (The) 7.75%, due 10/15/15	129,000	142,545
CMS Energy Corp. 4.25%, due 9/30/15	1,076,000	1,133,648
PPL WEM Holdings PLC 3.90%, due 5/1/16 (b)	735,000	768,082
5.375%, due 5/1/21 (b)	436,000	463,595

		2,507,870

Electronics 0.4%
Amphenol Corp. 4.75%, due 11/15/14	1,672,000	1,727,669
FLIR Systems, Inc. 3.75%, due 9/1/16	1,109,000	1,156,550
Thermo Fisher Scientific, Inc. 2.40%, due 2/1/19	276,000	273,431
3.15%, due 1/15/23	234,000	217,763
3.60%, due 8/15/21	219,000	217,038

	Principal Amount	Value
Electronics (continued)
Thermo Fisher Scientific, Inc. (continued)
4.15%, due 2/1/24	$588,000	$582,413
5.30%, due 2/1/44	167,000	168,866

		4,343,730

Engineering & Construction 0.2%
URS Corp. 4.35%, due 4/1/17 (b)	861,000	877,122
5.50%, due 4/1/22 (b)	822,000	809,632

		1,686,754

Finance—Auto Loans 0.8%
Ford Motor Credit Co. LLC 3.00%, due 6/12/17	594,000	617,355
4.25%, due 2/3/17	350,000	376,519
4.25%, due 9/20/22	1,309,000	1,315,016
5.00%, due 5/15/18	1,000,000	1,113,909
5.875%, due 8/2/21	1,975,000	2,239,075
6.625%, due 8/15/17	800,000	926,746
General Motors Financial Co., Inc. 3.25%, due 5/15/18 (b)	493,000	493,000
4.25%, due 5/15/23 (b)	690,000	656,363

		7,737,983

Finance—Credit Card 0.1%
American Express Co. 6.80%, due 9/1/66 (c)	1,192,000	1,270,076

Finance—Investment Banker/Broker 0.9%
Charles Schwab Corp. (The) 7.00%, due 2/28/49 (c)	988,000	1,094,704
Lazard Group LLC 4.25%, due 11/14/20	1,290,000	1,287,201
6.85%, due 6/15/17	292,000	329,231
Raymond James Financial, Inc. 4.25%, due 4/15/16	1,440,000	1,523,277
5.625%, due 4/1/24	2,911,000	3,053,854
TD Ameritrade Holding Corp. 4.15%, due 12/1/14	900,000	929,214
5.60%, due 12/1/19	512,000	591,011

		8,808,492

Finance—Leasing Companies 0.2%
LeasePlan Corp. N.V. 2.50%, due 5/16/18 (b)	2,385,000	2,318,697

Finance—Mortgage Loan/Banker 0.1%
Northern Rock Asset Management PLC 5.625%, due 6/22/17 (b)	1,200,000	1,352,388

Food 1.0%
Safeway, Inc. 3.95%, due 8/15/20	275,000	274,899
4.75%, due 12/1/21	1,277,000	1,282,320

M-278	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Food (continued)
Sun Merger Sub, Inc. 5.25%, due 8/1/18 (b)	$299,000	$313,203
Tyson Foods, Inc. 6.60%, due 4/1/16	3,530,000	3,940,387
WM Wrigley Jr Co. 2.40%, due 10/21/18 (b)	1,930,000	1,918,163
3.375%, due 10/21/20 (b)	1,929,000	1,906,849

		9,635,821

Health Care—Services 0.2%
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (b)	543,000	572,865
Tenet Healthcare Corp. 8.125%, due 4/1/22	900,000	969,750

		1,542,615

Home Builders 0.2%
DR Horton, Inc. 4.75%, due 5/15/17	449,000	474,817
MDC Holdings, Inc. 5.375%, due 12/15/14	559,000	580,347
Toll Brothers Finance Corp. 4.00%, due 12/31/18	367,000	373,423
4.375%, due 4/15/23	188,000	174,370
5.875%, due 2/15/22	306,000	316,710

		1,919,667

Insurance 0.7%
American International Group, Inc. 4.25%, due 9/15/14	1,360,000	1,393,993
5.60%, due 10/18/16	345,000	384,381
6.25%, due 3/15/87	545,000	545,000
8.175%, due 5/15/68 (c)	1,618,000	1,957,780
ING U.S., Inc. 5.65%, due 5/15/53 (c)	714,000	694,365
Primerica, Inc. 4.75%, due 7/15/22	2,018,000	2,078,518

		7,054,037

Investment Management/Advisory Services 0.4%
Ameriprise Financial, Inc. 7.518%, due 6/1/66 (c)	1,538,000	1,703,335
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.625%, due 3/15/20 (b)	1,397,000	1,466,850
5.875%, due 3/15/22 (b)	920,000	947,600

		4,117,785

Iron & Steel 0.1%
ArcelorMittal 5.00%, due 2/25/17	603,000	646,718

	Principal Amount	Value
Iron & Steel (continued)
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	$451,000	$442,394

		1,089,112

Lodging 0.1%
MGM Resorts International 7.50%, due 6/1/16	800,000	896,000
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.25%, due 5/30/23 (b)	588,000	551,250

		1,447,250

Machinery—Diversified 0.1%
CNH Capital LLC 3.625%, due 4/15/18	682,000	691,377

Media 0.1%
Gannett Co., Inc. 6.375%, due 9/1/15	116,000	124,410
UBM PLC 5.75%, due 11/3/20 (b)	1,157,000	1,202,835

		1,327,245

Mining 0.1%
FMG Resources (August 2006) Pty, Ltd. 7.00%, due 11/1/15 (b)	431,000	447,163
8.25%, due 11/1/19 (b)	883,000	991,167

		1,438,330

Miscellaneous—Manufacturing 0.2%
GE Capital Trust I 6.375%, due 11/15/67 (c)	478,000	516,240
Ingersoll-Rand Global Holding Co., Ltd. 4.25%, due 6/15/23 (b)	1,022,000	998,199

		1,514,439

Oil & Gas 1.8%
Chesapeake Energy Corp. 5.375%, due 6/15/21	3,206,000	3,318,210
5.75%, due 3/15/23	1,833,000	1,887,990
Cimarex Energy Co. 5.875%, due 5/1/22	803,000	849,173
Continental Resources, Inc. 5.00%, due 9/15/22	2,137,000	2,219,809
Devon Energy Corp. 2.25%, due 12/15/18	935,000	925,204
Motiva Enterprises LLC 5.75%, due 1/15/20 (b)	804,000	913,036
Nabors Industries, Inc. 4.625%, due 9/15/21	126,000	126,148
5.00%, due 9/15/20	1,990,000	2,070,718
PetroHawk Energy Corp. 6.25%, due 6/1/19	846,000	932,292
7.25%, due 8/15/18	152,000	163,856

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-279

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Plains Exploration & Production Co. 6.625%, due 5/1/21	$183,000	$200,668
6.75%, due 2/1/22	472,000	519,919
6.875%, due 2/15/23	2,368,000	2,640,320
Whiting Petroleum Corp. 5.00%, due 3/15/19	1,322,000	1,351,745

		18,119,088

Pharmaceuticals 0.3%
Perrigo Co. PLC 2.30%, due 11/8/18 (b)	260,000	256,627
4.00%, due 11/15/23 (b)	715,000	701,483
Valeant Pharmaceuticals International, Inc. 6.75%, due 8/15/18 (b)	1,586,000	1,742,618

		2,700,728

Pipelines 1.4%
DCP Midstream Operating, L.P. 3.25%, due 10/1/15	724,000	747,961
4.95%, due 4/1/22	1,642,000	1,666,783
El Paso LLC 6.50%, due 9/15/20	58,000	62,195
El Paso Pipeline Partners Operating Co. LLC 5.00%, due 10/1/21	566,000	592,779
6.50%, due 4/1/20	196,000	225,090
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	592,000	600,632
Enterprise Products Operating LLC 3.35%, due 3/15/23	2,013,000	1,912,173
Kinder Morgan Finance Co. ULC 5.70%, due 1/5/16	1,591,000	1,708,944
Kinder Morgan, Inc. 5.00%, due 2/15/21 (b)	428,000	421,574
5.625%, due 11/15/23 (b)	761,000	736,828
Plains All American Pipeline, L.P. / PAA Finance Corp. 3.95%, due 9/15/15	1,200,000	1,261,935
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	222,000	225,025
4.75%, due 3/15/24	1,152,000	1,174,352
Western Gas Partners, L.P. 5.375%, due 6/1/21	2,151,000	2,304,364
Williams Cos., Inc. (The) 3.70%, due 1/15/23	790,000	689,518

		14,330,153

Real Estate 0.2%
CBRE Services, Inc. 6.625%, due 10/15/20	388,000	415,160
Jones Lang Lasalle, Inc. 4.40%, due 11/15/22	1,346,000	1,292,778

	Principal Amount	Value
Real Estate (continued)
Post Apartment Homes, L.P. 4.75%, due 10/15/17	$704,000	$761,185

		2,469,123

Real Estate Investment Trusts 0.7%
Alexandria Real Estate Equities, Inc. 4.60%, due 4/1/22	1,640,000	1,650,249
Goodman Funding Pty, Ltd. 6.375%, due 11/12/20 (b)	750,000	827,165
Host Hotels & Resorts, L.P. Series Q 6.75%, due 6/1/16	234,000	237,373
Reckson Operating Partnership, L.P. 6.00%, due 3/31/16	395,000	428,016
Retail Opportunity Investments Partnership, L.P. 5.00%, due 12/15/23	235,000	233,974
Senior Housing Properties Trust 6.75%, due 4/15/20	346,000	384,188
6.75%, due 12/15/21	381,000	420,646
SL Green Realty Corp. 5.00%, due 8/15/18	840,000	895,569
7.75%, due 3/15/20	1,622,000	1,905,652

		6,982,832

Retail 0.6%
Brinker International, Inc. 3.875%, due 5/15/23	1,844,000	1,659,997
CVS Caremark Corp. 2.25%, due 12/5/18	944,000	943,724
4.00%, due 12/5/23	1,180,000	1,177,503
Macy’s Retail Holdings, Inc.
5.75%, due 7/15/14	1,343,000	1,378,936
5.90%, due 12/1/16	555,000	622,531

		5,782,691

Semiconductors 0.7%
National Semiconductor Corp. 6.60%, due 6/15/17	1,084,000	1,266,824
Samsung Electronics America, Inc. 1.75%, due 4/10/17 (b)	2,987,000	2,967,871
TSMC Global, Ltd. 1.625%, due 4/3/18 (b)	3,165,000	3,030,918

		7,265,613

Software 0.3%
Autodesk, Inc. 1.95%, due 12/15/17	900,000	890,312
3.60%, due 12/15/22	739,000	682,408
Fiserv, Inc. 3.125%, due 10/1/15	716,000	741,306
3.125%, due 6/15/16	426,000	444,534

		2,758,560

M-280	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications 1.2%
SBA Tower Trust 2.933%, due 12/15/42 (b)	$647,000	$658,520
Sprint Capital Corp. 6.90%, due 5/1/19	445,000	486,163
Sprint Communications, Inc. 7.00%, due 8/15/20	1,035,000	1,120,388
Sprint Corp. 7.25%, due 9/15/21 (b)	913,000	980,334
Verizon Communications, Inc. 3.65%, due 9/14/18	1,461,000	1,546,562
5.15%, due 9/15/23	3,997,000	4,291,547
6.40%, due 9/15/33	1,887,000	2,170,278
6.55%, due 9/15/43	944,000	1,104,441

		12,358,233

Textiles 0.1%
Cintas Corp. No 2 2.85%, due 6/1/16	497,000	512,653
4.30%, due 6/1/21	520,000	539,850

		1,052,503

Transportation 0.2%
Asciano Finance, Ltd. 3.125%, due 9/23/15 (b)	196,000	200,435
CSX Transportation, Inc. 8.375%, due 10/15/14	476,692	503,137
JB Hunt Transport Services, Inc. 3.375%, due 9/15/15	1,090,000	1,129,130

		1,832,702

Trucking & Leasing 0.2%
Penske Truck Leasing Co., L.P. / PTL Finance Corp. 3.375%, due 3/15/18 (b)	1,251,000	1,282,474
4.25%, due 1/17/23 (b)	665,000	647,657
4.875%, due 7/11/22 (b)	120,000	123,106

		2,053,237

Total Corporate Bonds (Cost $197,234,327)		200,087,809

Loan Assignments 0.2% (d)
Healthcare, Education & Childcare 0.1%
Quintiles Transnational Corp. New Term Loan B 3.75%, due 6/8/18	628,316	627,793

	Principal Amount	Value
Lodging 0.1%
MGM Resorts International Term Loan B 3.50%, due 12/20/19	$1,267,200	$1,266,144

Total Loan Assignments (Cost $1,890,070)		1,893,937

Mortgage-Backed Securities 0.8%
Agency Collateral (Collateralized Mortgage Obligation) 0.1%
FREMF Mortgage Trust Series 2010-KSCT, Class B 2.00%, due 1/25/20 (b)(e)	1,169,701	995,416

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.5%
Commercial Mortgage Pass Through Certificates Series 2013-FL3, Class C 3.367%, due 10/13/28 (b)(c)	434,000	434,857
Series 2013-WWP, Class A2 3.424%, due 3/10/31 (b)	299,000	284,297
GS Mortgage Securities Trust Series 2013-KYO, Class D 2.768%, due 11/8/29 (b)(c)	726,000	721,521
Series 2012-ALOH, Class A 3.551%, due 4/10/34 (b)	398,000	391,319
Series 2013-NYC5 E 3.649%, due 1/10/30 (b)	383,000	376,847
Hilton USA Trust Series 2013-HLT, Class DFX 4.407%, due 11/5/30 (b)	683,000	683,557
JP Morgan Chase Commercial Mortgage Securities Trust Series 2013-JWRZ, Class D 3.157%, due 4/15/30 (b)(c)	648,000	645,150
Series 2012-FL2, Class C 3.917%, due 8/15/29 (b)(c)	480,398	485,438
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class AM 5.383%, due 12/15/43	1,540,000	1,657,029

		5,680,015

Whole Loan Collateral (Collateralized Mortgage Obligations) 0.2%
American Tower Trust I Series-2013, Class 1A 1.551%, due 3/15/43 (b)	1,149,000	1,121,401
Series-2013, Class 2A 3.07%, due 3/15/48 (b)	969,000	906,555

		2,027,956

Total Mortgage-Backed Securities (Cost $8,873,676)		8,703,387

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-281

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies 20.4%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.1%
4.50%, due 1/1/41	$594,195	$632,471
5.00%, due 1/1/19	255,422	270,423
5.00%, due 2/1/19	163,443	173,086
5.00%, due 6/1/20	307,161	326,028
5.00%, due 1/1/36	983,943	1,078,461
5.00%, due 5/1/39	807,249	875,628
5.00%, due 3/1/41	1,666,821	1,804,111
5.00%, due 5/1/41	1,331,415	1,455,539
5.00%, due 9/1/41	357,462	386,959
5.50%, due 8/1/19	221,411	236,200
5.50%, due 12/1/28	680,865	753,469
5.50%, due 10/1/36	507,597	566,853
6.00%, due 4/1/40	2,265,033	2,548,685

		11,107,913

♦ Federal National Mortgage Association (Mortgage Pass-Through Securities) 3.1%
4.50%, due 10/1/40	232,318	247,402
4.50%, due 4/1/41	302,006	321,749
4.50%, due 5/1/41	568,943	606,338
4.50%, due 9/1/42	4,163,692	4,410,674
4.50%, due 11/1/42	1,087,352	1,154,965
4.50%, due 2/1/43	6,517,479	6,936,552
5.00%, due 9/1/29	661,172	720,834
5.00%, due 1/1/30	279,905	307,076
5.00%, due 11/1/33	124,617	135,758
5.00%, due 12/1/33	244,830	266,818
5.00%, due 6/1/40	1,422,619	1,549,666
5.00%, due 2/1/41	1,891,365	2,067,651
5.00%, due 3/1/41	238,462	260,856
5.00%, due 4/1/41	482,209	526,530
5.00%, due 5/1/41	1,416,177	1,550,126
5.00%, due 6/1/41	555,706	606,051
5.00%, due 7/1/41	1,167,352	1,276,512
5.00%, due 9/1/41	14,570	15,910
5.00%, due 2/1/42	2,958,695	3,323,992
5.50%, due 1/1/25	261,749	285,984
5.50%, due 7/1/25	493,699	541,226
5.50%, due 1/1/33	160,575	177,939
6.00%, due 10/1/35	821,206	920,893
6.00%, due 12/1/35	804,251	902,022
6.00%, due 2/1/37	134,743	151,687
6.00%, due 9/1/37	831,255	897,120
6.00%, due 10/1/38	675,885	773,974
7.00%, due 2/1/39	284,401	304,419

		31,240,724

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
♦ Government National Mortgage Association (Mortgage Pass-Through Securities) 2.3%
3.50%, due 5/20/42	$321,482	$325,637
4.50%, due 7/15/41	175,816	189,572
4.50%, due 8/15/41	1,516,761	1,656,859
4.50%, due 10/20/41	1,016,570	1,089,317
4.90%, due 10/15/34	735,838	803,506
5.00%, due 10/15/39	409,067	453,642
5.00%, due 11/15/39	666,170	735,491
5.00%, due 1/15/40	224,711	248,991
5.00%, due 4/15/40	180,894	200,477
5.00%, due 5/15/40	263,902	288,760
5.00%, due 7/15/40	963,300	1,067,177
5.00%, due 2/15/41	698,341	768,850
5.00%, due 5/15/41	286,837	319,287
5.00%, due 9/15/41	178,135	194,930
5.10%, due 1/15/32	699,338	781,812
5.50%, due 9/15/35	103,072	116,401
5.50%, due 3/15/36	459,934	511,071
5.50%, due 8/15/39	2,489,425	2,851,787
5.50%, due 10/15/39	681,945	774,655
5.50%, due 9/20/41	90,215	99,326
5.50%, due 1/20/42	576,327	635,436
5.50%, due 7/20/42	1,130,559	1,249,375
6.00%, due 11/20/34	390,958	436,886
6.00%, due 1/20/39	234,036	263,631
6.00%, due 10/20/41	101,436	114,279
6.00%, due 12/20/41	1,028,639	1,155,855
6.00%, due 1/20/42	1,157,778	1,302,645
6.00%, due 2/20/42	1,155,276	1,301,128
6.00%, due 3/20/42	184,005	207,029
6.00%, due 4/20/42	930,623	1,047,077
6.00%, due 5/20/42	378,819	426,260
6.00%, due 7/20/42	249,266	280,701
6.00%, due 8/20/42	264,878	298,349
6.00%, due 9/20/42	574,000	645,910
6.00%, due 11/20/42	256,804	288,238
6.00%, due 2/20/43	321,205	361,760

		23,492,107

United States Treasury Bonds 0.4%
3.625%, due 8/15/43	1,882,000	1,777,314
3.75%, due 11/15/43	1,853,000	1,791,039

		3,568,353

♦ United States Treasury Notes 13.5%
0.125%, due 4/30/15	8,738,000	8,727,759
0.25%, due 5/31/15	3,434,000	3,435,611
0.25%, due 7/15/15	4,078,000	4,078,159
0.25%, due 9/30/15	3,860,000	3,856,534
0.25%, due 10/31/15	14,208,000	14,188,024
0.25%, due 11/30/15	12,725,000	12,699,652

M-282	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
0.25%, due 12/31/15	$3,024,000	$3,015,968
0.375%, due 6/15/15	380,000	380,801
0.375%, due 8/31/15	9,235,000	9,249,065
0.375%, due 2/15/16	770,000	769,278
0.75%, due 6/30/17	6,067,000	6,003,011
0.75%, due 10/31/17	570,000	559,669
0.75%, due 12/31/17	670,000	655,134
0.75%, due 3/31/18	1,250,000	1,214,452
0.875%, due 1/31/17	2,824,000	2,826,649
0.875%, due 2/28/17	232,000	231,982
0.875%, due 1/31/18	330,000	323,710
1.00%, due 9/30/19	1,200,000	1,132,874
1.25%, due 10/31/18	13,503,000	13,238,220
1.375%, due 7/31/18	7,755,000	7,685,329
1.375%, due 9/30/18	17,638,000	17,423,028
1.50%, due 8/31/18	18,251,000	18,158,321
2.50%, due 8/15/23	6,219,000	5,972,180

		135,825,410

Total U.S. Government & Federal Agencies (Cost $206,869,363)		205,234,507

Yankee Bond 0.2% (f)
Banks 0.2%
Royal Bank of Scotland Group PLC 6.10%, due 6/10/23	1,652,000	1,665,375

Total Yankee Bond (Cost $1,682,691)		1,665,375

Total Long-Term Bonds (Cost $419,856,105)		420,933,771

	Shares
Common Stocks 56.4%
Aerospace & Defense 2.5%
♦Boeing Co. (The)	181,568	24,782,216

Agriculture 2.4%
Altria Group, Inc.	197,795	7,593,350
♦Philip Morris International, Inc.	193,865	16,891,458

		24,484,808

Apparel 1.5%
NIKE, Inc. Class B	189,601	14,910,223

Banks 3.5%
CIT Group, Inc.	178,604	9,310,626
JPMorgan Chase & Co.	150,804	8,819,018
♦U.S. Bancorp	426,007	17,210,683

		35,340,327

	Shares	Value
Beverages 0.5%
Diageo PLC	155,268	$5,142,321

Chemicals 4.4%
♦E.I. du Pont de Nemours & Co.	317,207	20,608,939
♦LyondellBasell Industries, N.V. Class A	230,838	18,531,675
Syngenta A.G., ADR	58,923	4,710,304

		43,850,918

Commercial Services 1.9%
Automatic Data Processing, Inc.	37,712	3,047,507
MasterCard, Inc. Class A	19,866	16,597,248

		19,644,755

Computers 1.6%
Apple, Inc.	28,646	16,073,557

Diversified Financial Services 1.8%
♦Blackstone Group L.P. (The)	590,918	18,613,917

Electronics 2.8%
Amphenol Corp. Class A	34,146	3,045,140
Honeywell International, Inc.	98,409	8,991,631
TE Connectivity, Ltd.	294,439	16,226,533

		28,263,304

Entertainment 0.3%
Six Flags Entertainment Corp.	75,688	2,786,832

Finance—Credit Card 0.4%
American Express Co.	45,253	4,105,805

Finance—Investment Banker/Broker 0.2%
Greenhill & Co., Inc.	30,709	1,779,280

Food 1.4%
Hershey Co. (The)	93,392	9,080,504
Unilever PLC	129,013	5,302,522

		14,383,026

Health Care—Services 1.5%
Aetna, Inc.	224,343	15,387,686

Insurance 0.7%
Prudential PLC	313,822	6,963,625

Internet 1.6%
Google, Inc. Class A (g)	9,266	10,384,499
priceline.com, Inc. (g)	4,821	5,603,930

		15,988,429

Lodging 1.4%
Las Vegas Sands Corp.	179,885	14,187,530

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-283

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
Media 3.7%
♦CBS Corp. Class B	363,978	$23,199,958
Time Warner Cable, Inc.	43,497	5,893,843
Viacom, Inc. Class B	91,483	7,990,125

		37,083,926

Metal Fabricate & Hardware 0.5%
Precision Castparts Corp.	20,415	5,497,760

Mining 0.2%
Rio Tinto PLC, Sponsored ADR	37,317	2,105,798

Miscellaneous—Manufacturing 1.0%
3M Co.	44,779	6,280,255
Dover Corp.	40,002	3,861,793

		10,142,048

Oil & Gas 1.8%
Chevron Corp.	130,763	16,333,606
Noble Corp. PLC	56,591	2,120,465

		18,454,071

Pharmaceuticals 8.8%
Abbott Laboratories	184,244	7,062,073
AbbVie, Inc.	270,289	14,273,962
Allergan, Inc.	98,001	10,885,951
AmerisourceBergen Corp.	94,197	6,622,991
Bristol-Myers Squibb Co.	130,547	6,938,573
Express Scripts Holding Co. (g)	187,628	13,178,991
Johnson & Johnson	111,375	10,200,836
Mylan, Inc. (g)	162,849	7,067,647
Shire PLC, Sponsored ADR	57,887	8,178,854
Zoetis, Inc.	113,222	3,701,227

		88,111,105

Pipelines 1.5%
Enterprise Products Partners, L.P.	220,894	14,645,272

Real Estate Investment Trusts 0.6%
Ventas, Inc.	103,462	5,926,303

Retail 1.0%
AutoZone, Inc. (g)	9,742	4,656,092
Home Depot, Inc. (The)	59,953	4,936,530

		9,592,622

Software 2.2%
Intuit, Inc.	64,194	4,899,286
Microsoft Corp.	284,173	10,636,595
Oracle Corp.	184,379	7,054,341

		22,590,222

	Shares	Value
Telecommunications 1.3%
CenturyLink, Inc.	183,406	$5,841,481
Motorola Solutions, Inc.	76,461	5,161,117
Verizon Communications, Inc.	39,997	1,965,453

		12,968,051

Toys, Games & Hobbies 1.4%
Mattel, Inc.	304,081	14,468,174

Transportation 2.0%
Canadian Pacific Railway, Ltd.	41,607	6,295,971
Union Pacific Corp.	79,892	13,421,856

		19,717,827

Total Common Stocks (Cost $404,440,743)		567,991,738

Preferred Stocks 0.7%
Banks 0.5%
Morgan Stanley 6.875% (c)	42,650	1,067,530
7.125% (c)	54,150	1,415,481
Wells Fargo & Co. 7.50% (c)(g)	87,750	2,256,930

		4,739,941

Diversified Financial Services 0.1%
Citigroup Capital XIII 7.875% (c)	18,000	490,500

Finance—Credit Card 0.1%
Discover Financial Services 6.50%	57,275	1,319,616

Finance—Investment Banker/Broker 0.0%‡
Charles Schwab Corp. (The) 6.00%	5,375	118,196

Total Preferred Stocks (Cost $6,673,460)		6,668,253

M-284	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 0.8%
Repurchase Agreement 0.8%
State Street Bank and Trust Co. 0.00%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $8,115,489 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $9,905,000 and a Market Value of $8,279,315)	$8,115,489	$8,115,489

Total Short-Term Investment (Cost $8,115,489)		8,115,489

Total Investments (Cost $839,085,797) (h)	99.7%	1,003,709,251
Other Assets, Less Liabilities	0.3	2,658,219
Net Assets	100.0%	$1,006,367,470

‡	Less than one-tenth of a percent.

(a)	Subprime mortgage investment or other asset-backed security. The total market value of these securities as of December 31, 2013, is $2,720,187, which represents 0.3% of the Portfolio’s net assets.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Floating rate—Rate shown is the rate in effect as of December 31, 2013.

(d)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of December 31, 2013.

(e)	Illiquid security—The total market value of this security as of December 31, 2013, is $995,416, which represents 0.1% of the Portfolio’s net assets.

(f)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(g)	Non-income producing security.

(h)	As of December 31, 2013, cost is $838,828,119 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$170,658,692
Gross unrealized depreciation	(5,777,560)

Net unrealized appreciation	$164,881,132

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$3,348,756	$—	$3,348,756
Corporate Bonds	—	200,087,809	—	200,087,809
Loan Assignments	—	1,893,937	—	1,893,937
Mortgage-Backed Securities	—	8,703,387	—	8,703,387
U.S. Government & Federal Agencies	—	205,234,507	—	205,234,507
Yankee Bond	—	1,665,375	—	1,665,375

Total Long-Term Bonds	—	420,933,771	—	420,933,771

Common Stocks	567,991,738	—	—	567,991,738
Preferred Stocks	6,668,253	—	—	6,668,253
Short-Term Investment
Repurchase Agreement	—	8,115,489	—	8,115,489

Total Investments in Securities	$574,659,991	$429,049,260	$—	$1,003,709,251

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-285

Portfolio of Investments December 31, 2013 (continued)

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2013, certain foreign securities with a market value of $7,879,784 were transferred from Level 2 to Level 1 as the prices of these securities were based on unadjusted quoted prices compared with the prior year prices which were adjusted for events after the market close. The December 31, 2012 prices were adjusted by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. Fair values as of December 31, 2013, for these securities were based on quoted prices in active markets for identical investments.

As of December 31, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-286	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $839,085,797)	$1,003,709,251
Cash	7,872
Receivables:
Dividends and interest	3,648,965
Investment securities sold	3,303,712
Fund shares sold	110,400

Total assets	1,010,780,200

Liabilities
Payables:
Investment securities purchased	3,016,246
Fund shares redeemed	734,262
Manager (See Note 3)	445,817
NYLIFE Distributors (See Note 3)	106,786
Shareholder communication	49,503
Professional fees	48,719
Custodian	7,397
Trustees	1,213
Accrued expenses	2,787

Total liabilities	4,412,730

Net assets	$1,006,367,470

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$80,802
Additional paid-in capital	808,610,676

808,691,478
Undistributed net investment income	14,161,371
Accumulated net realized gain (loss) on investments and foreign currency transactions	18,891,318
Net unrealized appreciation (depreciation) on investments	164,623,454
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(151)

Net assets	$1,006,367,470

Initial Class
Net assets applicable to outstanding shares	$493,872,482

Shares of beneficial interest outstanding	39,590,551

Net asset value per share outstanding	$12.47

Service Class
Net assets applicable to outstanding shares	$512,494,988

Shares of beneficial interest outstanding	41,211,069

Net asset value per share outstanding	$12.44

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-287

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$11,875,695
Interest	9,905,217

Total income	21,780,912

Expenses
Manager (See Note 3)	5,097,225
Distribution and service—Service Class (See Note 3)	1,121,755
Shareholder communication	143,791
Professional fees	114,581
Custodian	47,273
Trustees	18,827
Miscellaneous	28,832

Total expenses before waiver/reimbursement	6,572,284
Expense waiver/reimbursement from Manager (See Note 3)	(75,419)

Net expenses	6,496,865

Net investment income (loss)	15,284,047

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	17,446,982
Foreign currency transactions	(2,208)

Net realized gain (loss) on investments and foreign currency transactions	17,444,774

Net change in unrealized appreciation (depreciation) on:
Investments	136,049,069
Translation of other assets and liabilities in foreign currencies	(146)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	136,048,923

Net realized and unrealized gain (loss) on investments and foreign currency transactions	153,493,697

Net increase (decrease) in net assets resulting from operations	$168,777,744

(a)	Dividends recorded net of foreign withholding taxes in the amount of $76,311.

M-288	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the year ended December 31, 2013 and the period February 17, 2012 (inception date) through December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,284,047	$13,652,240
Net realized gain (loss) on investments and foreign currency transactions	17,444,774	1,055,044
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	136,048,923	28,574,380

Net increase (decrease) in net assets resulting from operations	168,777,744	43,281,664

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(6,827,579)	—
Service Class	(6,087,736)	—

	(12,915,315)	—

From net realized gain on investments:
Initial Class	(733,296)	—
Service Class	(735,298)	—

	(1,468,594)	—

Total dividends and distributions to shareholders	(14,383,909)	—

Capital share transactions:
Net proceeds from sale of shares	93,947,663	896,526,344
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	14,383,909	—
Cost of shares redeemed	(96,438,479)	(99,727,466)

Increase (decrease) in net assets derived from capital share transactions	11,893,093	796,798,878

Net increase (decrease) in net assets	166,286,928	840,080,542

Net Assets
Beginning of period	840,080,542	—

End of period	$1,006,367,470	$840,080,542

Undistributed net investment income at end of period	$14,161,371	$12,705,857

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-289

Financial Highlights selected per share data and ratios

	Initial Class			Service Class
	Year ended December 31,	February 17, 2012** through December 31,		Year ended December 31,	February 17, 2012** through December 31,
	2013	2012		2013	2012
Net asset value at beginning of period	$10.55	$10.00		$10.53	$10.00

Net investment income (loss) (a)	0.20	0.18		0.18	0.16
Net realized and unrealized gain (loss) on investments	1.91	0.37		1.90	0.37
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00	)‡	(0.00)‡	(0.00	)‡

Total from investment operations	2.11	0.55		2.08	0.53

Less dividends and distributions:
From net investment income	(0.17)	—		(0.15)	—
From net realized gain on investments	(0.02)	—		(0.02)	—

Total dividends and distributions	(0.19)	—		(0.17)	—

Net asset value at end of period	$12.47	$10.55		$12.44	$10.53

Total investment return	20.15%	5.50	%(b)	19.86%	5.30	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%	2.01	%††	1.52%	1.77	%††
Net expenses	0.58%	0.58	%††	0.83%	0.83	%††
Expenses (before waiver/reimbursement)	0.59%	0.59	%††	0.84%	0.84	%††
Portfolio turnover rate	74%	63%		74%	63%
Net assets at end of period (in 000’s)	$493,872	$461,363		$512,495	$378,717

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-290	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Large Cap Growth Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2013

Class	One Year	Five Years	Ten Years[2]	Gross Expense Ratio[3]
Initial Class Shares	36.47%	20.16%	7.36%	0.78%
Service Class Shares	36.13	19.86	7.09	1.03

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Growth Index[4]	33.48%	20.39%	7.83%
S&P 500® Index[4]	32.39	17.94	7.41
Average Lipper Variable Products Large-Cap Growth Portfolio[5]	34.67	19.82	7.67

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	Performance figures shown for the ten-year period ended December 31, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 7.34% for Initial Class shares and 7.08% for Service Class shares for the ten-year period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have above-average characteristics compared to the S&P 500® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-291

Cost in Dollars of a $1,000 Investment in MainStay VP Large Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,229.90	$4.33	$1,021.30	$3.92

Service Class Shares	$1,000.00	$1,228.40	$5.73	$1,020.10	$5.19

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.77% for Initial Class and 1.02% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-292	MainStay VP Large Cap Growth Portfolio

Industry Composition as of December 31, 2013 (Unaudited)

Biotechnology	10.4%
Internet Software & Services	9.7
Internet & Catalog Retail	7.1
IT Services	6.8
Media	5.7
Hotels, Restaurants & Leisure	5.0
Road & Rail	4.2
Chemicals	4.1
Capital Markets	3.9
Software	3.4
Aerospace & Defense	3.2
Semiconductors & Semiconductor Equipment	3.1
Specialty Retail	3.0
Industrial Conglomerates	2.7
Computers & Peripherals	2.6
Textiles, Apparel & Luxury Goods	2.5
Oil, Gas & Consumable Fuels	2.2

Pharmaceuticals	2.1%
Food & Staples Retailing	2.0
Energy Equipment & Services	1.7
Multiline Retail	1.6
Health Care Providers & Services	1.5
Communications Equipment	1.4
Consumer Finance	1.3
Real Estate Investment Trusts	1.3
Auto Components	1.2
Health Care Technology	1.1
Wireless Telecommunication Services	1.1
Diversified Financial Services	1.0
Personal Products	1.0
Airlines	0.7
Short-Term Investment	1.3
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page M-296 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2013 (excluding short-term investment) (Unaudited)

1.	Google, Inc. Class A

2.	Visa, Inc. Class A

3.	Union Pacific Corp.

4.	Amazon.com, Inc.

5.	priceline.com, Inc.
6.	Celgene Corp.

7.	Monsanto Co.

8.	Danaher Corp.

9.	Apple, Inc.

10.	Salesforce.com, Inc.

mainstayinvestments.com	M-293

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Portfolio’s Subadvisor.

How did MainStay VP Large Cap Growth Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP Large Cap Growth Portfolio returned 36.47% for Initial Class shares and 36.13% for Service Class shares. Over the same period, both share classes outperformed the 33.48% return of the Russell 1000® Growth Index1 and the 32.39% return of the S&P 500® Index.1 The Russell 1000® Growth Index is the Portfolio’s broad-based securities-market index. The S&P 500® Index is the Portfolio’s secondary benchmark. Both share classes outperformed the 34.67% return of the average Lipper1 Variable Products Large-Cap Growth Portfolio for the 12 months ended December 31, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s strong absolute and relative performance was driven by favorable stock selection. Allocation effect was also positive, largely stemming from our underweight position in the consumer staples sector.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest positive sector contribution to performance relative to the Russell 1000® Growth Index came from consumer discretionary. (Contributions take weightings and total returns into account.) The sector’s average overweight position contributed modestly, but strong stock selection drove the outperformance. The health care sector was the next-strongest relative contributor, with an overweight position contributing positively, although the outperformance was primarily driven by stock selection. The consumer staples sector was another strong contributor to the Portfolio’s relative performance, partly because of stock selection but mostly because of the Portfolio’s long-standing underweight position in the sector.

The industrials sector made the weakest contribution to the Portfolio’s performance relative to the Russell 1000® Growth Index. The weakness resulted from stock selection. The financials sector also underperformed, mostly driven by a slightly overweight position. On average, the Portfolio had a very slight underweight position in the energy sector, which detracted somewhat; but given our strong stock selection, the Portfolio’s energy holdings outperformed the Index.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The top individual contributor to absolute performance was online travel company priceline.com. The stock responded to strong earnings growth driven by increasing mobile usage, strengthening economic recovery in Europe and improving economies of scale, particularly in customer-acquisition costs. The stock remains one of the Portfolio’s top five holdings. The next-strongest positive contributor was biopharmaceutical company Celgene. The company benefited from increased usage of its blood cancer drug Revlimid, as well as an expanding drug pipeline in the United States and Europe. Internet software & services company Google was also a strong positive contributor. The company has significantly increased its advertising sales and has enhanced its offerings to better suit growing mobile Internet usage.

The weakest contributor to the Portfolio’s absolute performance was robotic health care company Intuitive Surgical. The company saw sales of its da Vinci robotics slow as hospitals sought to limit spending in the evolving health care spending environment. We sold the Portfolio’s position in the stock during the summer. VMware Inc., a virtualization infrastructure software company, was another weak contributor. The company faced a slower-than-expected demand rebound with clients shifting some of their software to cloud-based applications. We sold the stock in the first quarter of 2013. Data services company Equinix was another weak contributor because of a challenging spending environment for legacy technology companies and increased competition in the industry. We sold the stock during the third quarter.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased a position in airline Delta Air Lines on the basis of structural improvements in the industry’s competitive intensity. We purchased a position in retailer Best Buy in the second quarter

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-294	MainStay VP Large Cap Growth Portfolio

because we believed that with a new management team, the company was poised for accelerating growth. The position was sold late in the year on relative valuation.

The Portfolio sold its positions in Equinix and Intuitive Surgical for the reasons already cited.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio increased its already overweight positions relative to the Russell 1000® Growth Index in the consumer discretionary and financials sectors. The Portfolio went from an underweight to an overweight position in the information technology sector. The Portfolio moved from a moderately overweight position relative to the Russell 1000® Growth Index in the materials sector at the beginning of the reporting period to a moderately underweight position at the end of 2013.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2013, the Portfolio held overweight positions in the consumer discretionary, financials and health care sectors. The Portfolio maintained its long-standing significantly underweight position relative to the Russell 1000® Growth Index in the consumer staples sector. As of the same date, the Portfolio also held underweight positions relative to the Russell 1000® Growth Index in the industrials and telecommunication services sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-295

Portfolio of Investments December 31, 2013

	Shares	Value

Common Stocks 98.6%†
Aerospace & Defense 3.2%
Precision Castparts Corp.	50,300	$13,545,790
United Technologies Corp.	89,700	10,207,860

		23,753,650

Airlines 0.7%
Delta Air Lines, Inc.	183,500	5,040,745

Auto Components 1.2%
BorgWarner, Inc.	160,400	8,967,964

Biotechnology 10.4%
Alexion Pharmaceuticals, Inc. (a)	74,700	9,939,582
Amgen, Inc.	123,900	14,144,424
Biogen Idec, Inc. (a)	55,400	15,498,150
♦Celgene Corp. (a)	140,000	23,654,400
Gilead Sciences, Inc. (a)	203,800	15,315,570

		78,552,126

Capital Markets 3.9%
BlackRock, Inc.	42,935	13,587,640
Charles Schwab Corp. (The)	209,000	5,434,000
Morgan Stanley	342,100	10,728,256

		29,749,896

Chemicals 4.1%
Ecolab, Inc.	75,800	7,903,666
♦Monsanto Co.	199,789	23,285,408

		31,189,074

Communications Equipment 1.4%
QUALCOMM, Inc.	138,300	10,268,775

Computers & Peripherals 2.6%
♦Apple, Inc.	34,800	19,526,628

Consumer Finance 1.3%
American Express Co.	103,900	9,426,847

Diversified Financial Services 1.0%
JPMorgan Chase & Co.	127,700	7,467,896

Energy Equipment & Services 1.7%
Schlumberger, Ltd.	144,300	13,002,873

Food & Staples Retailing 2.0%
Costco Wholesale Corp.	54,900	6,533,649
CVS Caremark Corp.	122,000	8,731,540

		15,265,189

	Shares	Value

Health Care Providers & Services 1.5%
Catamaran Corp. (a)	135,100	$6,414,548
McKesson Corp.	31,000	5,003,400

		11,417,948

Health Care Technology 1.1%
Cerner Corp. (a)	152,900	8,522,646

Hotels, Restaurants & Leisure 5.0%
Chipotle Mexican Grill, Inc. (a)	9,230	4,917,559
Hilton Worldwide Holdings, Inc. (a)	274,000	6,096,500
Starbucks Corp.	236,000	18,500,040
Wynn Resorts, Ltd.	41,000	7,962,610

		37,476,709

Industrial Conglomerates 2.7%
♦ Danaher Corp.	262,100	20,234,120

Internet & Catalog Retail 7.1%
♦ Amazon.com, Inc. (a)	68,400	27,277,236
♦ priceline.com, Inc. (a)	22,630	26,305,112

		53,582,348

Internet Software & Services 9.7%
Baidu, Inc., Sponsored ADR (a)	57,900	10,299,252
eBay, Inc. (a)	212,400	11,658,636
Facebook, Inc. Class A (a)	238,400	13,030,944
♦ Google, Inc. Class A (a)	28,300	31,716,093
LinkedIn Corp. Class A (a)	28,410	6,160,140

		72,865,065

IT Services 6.8%
Cognizant Technology Solutions Corp. Class A (a)	96,000	9,694,080
MasterCard, Inc. Class A	15,850	13,242,041
♦ Visa, Inc. Class A	128,000	28,503,040

		51,439,161

Media 5.7%
CBS Corp. Class B	156,000	9,943,440
Liberty Global PLC Class A (a)	106,600	9,486,334
Twenty-First Century Fox, Inc. Class A	424,800	14,944,464
Walt Disney Co. (The)	114,200	8,724,880

		43,099,118

Multiline Retail 1.6%
Dollar General Corp. (a)	201,900	12,178,608

Oil, Gas & Consumable Fuels 2.2%
Noble Energy, Inc.	128,800	8,772,568
Range Resources Corp.	90,800	7,655,348

		16,427,916

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2013, excluding short-term investment. May be subject to change daily.

M-296	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Personal Products 1.0%
Estee Lauder Cos., Inc. (The) Class A	104,100	$7,840,812

Pharmaceuticals 2.1%
Bristol-Myers Squibb Co.	122,800	6,526,820
Zoetis, Inc.	285,400	9,329,726

		15,856,546

Real Estate Investment Trusts 1.3%
American Tower Corp.	121,500	9,698,130

Road & Rail 4.2%
Kansas City Southern	28,900	3,578,687
♦ Union Pacific Corp.	166,500	27,972,000

		31,550,687

Semiconductors & Semiconductor Equipment 3.1%
Applied Materials, Inc.	379,700	6,716,893
Arm Holdings PLC, Sponsored ADR	198,700	10,876,838
NXP Semiconductors N.V. (a)	124,000	5,695,320

		23,289,051

Software 3.4%
♦ Salesforce.com, Inc. (a)	340,900	18,814,271
ServiceNow, Inc. (a)	90,800	5,085,708
Workday, Inc. Class A (a)	17,800	1,480,248

		25,380,227

Specialty Retail 3.0%
Lowe’s Companies, Inc.	177,800	8,809,990
Ross Stores, Inc.	100,100	7,500,493
Ulta Salon Cosmetics & Fragrance, Inc. (a)	64,100	6,186,932

		22,497,415

Textiles, Apparel & Luxury Goods 2.5%
NIKE, Inc. Class B	145,400	11,434,256
Ralph Lauren Corp.	41,000	7,239,370

		18,673,626

Wireless Telecommunication Services 1.1%
SBA Communications Corp. Class A (a)	94,900	8,525,816

Total Common Stocks (Cost $533,355,864)		742,767,612

	Principal Amount	Value

Short-Term Investment 1.3%
Repurchase Agreement 1.3%
State Street Bank and Trust Co. 0.00%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $10,016,633 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $11,225,000 and a Market Value of $10,218,286)	$10,016,633	$10,016,633

Total Short-Term Investment (Cost $10,016,633)		10,016,633

Total Investments (Cost $543,372,497) (b)	99.9%	752,784,245
Other Assets, Less Liabilities	0.1	370,269
Net Assets	100.0%	$753,154,514

(a)	Non-income producing security.

(b)	As of December 31, 2013, cost is $543,774,286 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$209,636,457
Gross unrealized depreciation	(626,498)

Net unrealized appreciation	$209,009,959

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-297

Portfolio of Investments December 31, 2013 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$742,767,612	$—	$—	$742,767,612
Short-Term Investment
Repurchase Agreement	—	10,016,633	—	10,016,633

Total Investments in Securities	$742,767,612	$10,016,633	$—	$752,784,245

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-298	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $543,372,497)	$752,784,245
Cash	671
Receivables:
Investment securities sold	1,620,204
Dividends and interest	414,778
Fund shares sold	302,983

Total assets	755,122,881

Liabilities
Payables:
Investment securities purchased	800,101
Fund shares redeemed	561,080
Manager (See Note 3)	465,568
NYLIFE Distributors (See Note 3)	66,991
Shareholder communication	37,175
Professional fees	30,788
Custodian	2,146
Trustees	801
Accrued expenses	3,717

Total liabilities	1,968,367

Net assets	$753,154,514

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$33,267
Additional paid-in capital	454,592,178

454,625,445
Accumulated net realized gain (loss) on investments	89,117,321
Net unrealized appreciation (depreciation) on investments	209,411,748

Net assets	$753,154,514

Initial Class
Net assets applicable to outstanding shares	$428,353,662

Shares of beneficial interest outstanding	18,759,944

Net asset value per share outstanding	$22.83

Service Class
Net assets applicable to outstanding shares	$324,800,852

Shares of beneficial interest outstanding	14,506,561

Net asset value per share outstanding	$22.39

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-299

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$5,764,512
Interest	832

Total income	5,765,344

Expenses
Manager (See Note 3)	5,071,559
Distribution and service—Service Class (See Note 3)	678,636
Shareholder communication	104,997
Professional fees	65,716
Trustees	13,765
Custodian	13,554
Miscellaneous	24,240

Total expenses before waiver/reimbursement	5,972,467
Expense waiver/reimbursement from Manager (See Note 3)	(25,102)

Net expenses	5,947,365

Net investment income (loss)	(182,021)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	89,834,412
Net change in unrealized appreciation (depreciation) on investments	124,171,879

Net realized and unrealized gain (loss) on investments	214,006,291

Net increase (decrease) in net assets resulting from operations	$213,824,270

(a)	Dividends recorded net of foreign withholding taxes in the amount of $32,542.

M-300	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2013 and December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(182,021)	$1,707,517
Net realized gain (loss) on investments	89,834,412	24,165,179
Net change in unrealized appreciation (depreciation) on investments	124,171,879	39,821,979

Net increase (decrease) in net assets resulting from operations	213,824,270	65,694,675

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(1,264,962)	—
Service Class	(378,611)	—

	(1,643,573)	—

From net realized gain on investments:
Initial Class	(2,222,617)	—
Service Class	(1,617,483)	—

	(3,840,100)	—

Total dividends and distributions to shareholders	(5,483,673)	—

Capital share transactions:
Net proceeds from sale of shares	83,879,787	199,091,312
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	5,483,673	—
Cost of shares redeemed	(210,974,397)	(93,773,584)

Increase (decrease) in net assets derived from capital share transactions	(121,610,937)	105,317,728

Net increase (decrease) in net assets	86,729,660	171,012,403

Net Assets
Beginning of year	666,424,854	495,412,451

End of year	$753,154,514	$666,424,854

Undistributed net investment income at end of year	$—	$1,643,557

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-301

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2013	2012		2011		2010		2009
Net asset value at beginning of year	$16.88	$14.92		$14.96		$12.88		$9.19

Net investment income (loss) (a)	0.01	0.06		(0.00	)‡	(0.02)		0.00	‡
Net realized and unrealized gain (loss) on investments	6.11	1.90		(0.04)		2.10		3.69

Total from investment operations	6.12	1.96		(0.04)		2.08		3.69

Less dividends and distributions:
From net investment income	(0.06)	—		—		—		—
From net realized gain on investments	(0.11)	—		—		—		—

Total dividends and distributions	(0.17)	—		—		—		—

Net asset value at end of year	$22.83	$16.88		$14.92		$14.96		$12.88

Total investment return	36.47%	13.14	%(b)	(0.27%)		16.15	% (b)	40.15	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.07%	0.38%		(0.00	%)(c)	(0.16%)		0.00	%(c)
Net expenses	0.77%	0.78%		0.79%		0.80%		0.80%
Expenses (before waiver/reimbursement)	0.77%	0.78%		0.80%		0.81%		0.81%
Portfolio turnover rate	74%	69%		50%		98%		68%
Net assets at end of year (in 000’s)	$428,354	$441,225		$314,013		$184,348		$230,769

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Less than one-hundredth of a percent.

	Service Class
	Year ended December 31,
	2013	2012		2011		2010		2009
Net asset value at beginning of year	$16.56	$14.68		$14.75		$12.73		$9.11

Net investment income (loss) (a)	(0.03)	0.02		(0.04)		(0.05)		(0.03)
Net realized and unrealized gain (loss) on investments	6.00	1.86		(0.03)		2.07		3.65

Total from investment operations	5.97	1.88		(0.07)		2.02		3.62

Less dividends and distributions:
From net investment income	(0.03)	—		—		—		—
From net realized gain on investments	(0.11)	—		—		—		—

Total dividends and distributions	(0.14)	—		—		—		—

Net asset value at end of year	$22.39	$16.56		$14.68		$14.75		$12.73

Total investment return	36.13%	12.81	%(b)	(0.47	%)(b)	15.87	% (b)	39.74	% (b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.18%)	0.10%		(0.27%)		(0.39%)		(0.26%)
Net expenses	1.02%	1.03%		1.04%		1.05%		1.05%
Expenses (before waiver/reimbursement)	1.02%	1.03%		1.05%		1.06%		1.06%
Portfolio turnover rate	74%	69%		50%		98%		68%
Net assets at end of year (in 000’s)	$324,801	$225,199		$181,399		$164,311		$118,113

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-302	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Marketfield Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Total Returns for the Period Ended December 31, 2013

Class	Since Inception (5/1/13)	Gross Expense Ratio[2]
Initial Class Shares	11.53%	2.40%
Service Class Shares	11.40	2.65

Benchmark Performance	Since Inception (5/1/13)
S&P 500® Index[3]	17.43%
Average Lipper Variable Products Global Flexible Portfolio[4]	3.79

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Global Flexible Portfolio is representative of portfolios that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, with a focus on total return. At least 25% of their portfolio is invested in securities traded outside of the United States. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-303

Cost in Dollars of a $1,000 Investment in VP Marketfield Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,086.80	$13.15	$1,012.60	$12.68

Service Class Shares	$1,000.00	$1,085.70	$14.51	$1,011.30	$13.99

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (2.50% for Initial Class and 2.76% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-304	MainStay VP Marketfield Portfolio

Country Composition as of December 31, 2013 (Unaudited)

United States	55.3%
Germany	6.2
Ireland	4.7
Japan	4.6
Italy	4.0
Spain	3.0
United Kingdom	3.0
Switzerland	2.3

Canada	2.0
Denmark	0.9
France	0.9
Mexico	0.8
Sweden	0.2
Other assets, Less Liabilities	40.6
Investments Sold Short	–28.5

100%

Industry Composition as of December 31, 2013 (Unaudited)

Commercial Banks	12.6%
Exchange-Traded Funds	7.2
Household Durables	5.8
Construction Materials	5.0
Metals & Mining	4.8
Chemicals	4.2
Machinery	4.1
Oil, Gas & Consumable Fuels	3.4
Automobiles	2.7
Electrical Equipment	2.3
Energy Equipment & Services	2.2
Industrial Conglomerates	2.0
Specialty Retail	2.0
Trading Companies & Distributors	1.7
Auto Components	1.6
Internet Software & Services	1.4
Real Estate Management & Development	1.2
Food & Staples Retailing	1.1
Aerospace & Defense	1.0

Capital Markets	1.0%
Consumer Finance	1.0
IT Services	1.0
Insurance	1.0
Semiconductors & Semiconductor Equipment	1.0
Building Products	0.9
Diversified Financial Services	0.9
Internet & Catalog Retail	0.9
Road & Rail	0.9
Software	0.9
Transportation Infrastructure	0.9
Construction & Engineering	0.7
Purchased Options	0.7
Commercial Services & Supplies	0.5
Real Estate Investment Trusts	0.5
Investment in Money Market Fund	8.8
Other Assets, Less Liabilities	40.6
Investments Sold Short	–28.5

100.0%

See Portfolio of Investments beginning on page M-308 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2013 (excluding short-term investment) (Unaudited)

1.	Bank of Ireland

2.	SPDR S&P Regional Banking

3.	iShares MSCI Mexico Investable Market Index Fund

4.	Sumitomo Mitsui Financial Group, Inc.

5.	Facebook, Inc. Class A
6.	ABB, Ltd.

7.	Continental A.G.

8.	Alcoa, Inc.

9.	BASF S.E. Corp.

10.	iShares Dow Jones US Home Construction Index Fund

Top Five Short Positions as of December 31, 2013 (Unaudited)

1.	Vanguard FTSE Emerging Markets

2.	Utilities Select Sector SPDR Fund

3.	Allianz SE

4.	iShares JP Morgan USD Emerging Markets Bond

5.	JPMorgan Chase & Co.

mainstayinvestments.com	M-305

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Michael C. Aronstein of Marketfield Asset Management LLC, the Portfolio’s Subadvisor.

How did MainStay VP Marketfield Portfolio perform relative to its benchmark and peers from its inception on May 1 through December 31, 2013?

From May 1 through December 31, 2013, MainStay VP Marketfield Portfolio returned 11.53% for Initial Class shares and 11.40% for Service Class shares. Over the same period, both share classes underperformed the 17.43% return of the S&P 500® Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the 3.79% return of the average Lipper1 Variable Products Global Flexible Portfolio from May 1 through December 31, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio takes a top-down investment approach in which the portfolio manager identifies macroeconomic trends and themes, and then determines the most appropriate investment instruments or strategies to express those themes in the Portfolio.

Relative to the S&P 500® Index, the Portfolio’s net long position during the reporting period turned out to be not long enough. However, the Portfolio outperformed most of the relevant alternative indices. The Portfolio’s long Europe and long Capital Spending themes were primary positive drivers of performance. The short safe haven assets and short emerging market themes were the primary themes that pulled performance down.

Which investment themes were the strongest positive contributors to the Portfolio’s relative performance, and which investment themes were particularly weak?

Several of our long themes provided positive contributions to the Portfolio’s performance. (Contributions take weightings and total returns into account.) Our Capital Spending Cycle theme contributed 6.5% to performance. This theme reflects our belief that the combination of the beginning of a broad capital spending cycle and the significant improvement in the global competitiveness of U.S. manufacturing will benefit the U.S. industrial base. Our Europe theme contributed 6.4% to performance. This theme suggests that Europe is broadening its economic recovery that was triggered by the European Central Bank’s 2011 monetary stimulus. Our Consumer Resurgence theme contributed 2.4% to performance. This theme reflects our belief that the balance sheets of U.S. consumers have been repaired and that consumers are flocking to new retail business models.

Other themes detracted from the Portfolio’s performance. Our short Safe Haven Assets theme detracted from performance by 1.8%. This theme’s rationale is that those assets that investors have considered to be “safe haven” assets are over-owned and overvalued, that interest rates have greater risk to the upside at current historic low yields, and that economic fears are subsiding. Our End of the PC Era theme detracted from performance by 1.2%. This theme reflects our view that the marketplace has become saturated with legacy computers and software and that the new technology era is likely to benefit consumer-driven web-based solutions and service providers. Our short Margin Pressures on Noncyclical Businesses theme detracted from performance by 0.4%. This theme suggests that the Federal Reserve’s continued loose policy, combined with a recovery in the developed world economies, will give rise to pressures on wages and input costs.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the Portfolio and which individual stocks detracted the most?

From May 1 through December 31, 2013, the strongest individual positive contributors to the Portfolio’s absolute performance were long holdings in Internet software & services company Facebook, Germany-based auto components company Continental A.G. and commercial banking company Bank of Ireland.

Over the same period, the weakest contributions to the Portfolio’s absolute performance came from short holdings in iShares MSCI Emerging Markets ETF, Germany-based insurance company Allianz SE and China-based Internet software & services company Qihoo 360 Technology Co., Ltd.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, we initiated long exposure to Japan of 6%, which includes individual equities as well as Tokyo Price Index futures. We increased our long investment in the Bank of Ireland by purchasing Bank of Ireland Trust Preferred Security 10.24%.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-306	MainStay VP Marketfield Portfolio

During the reporting period, we decreased our short emerging-market bond holding from 5% to 2%, and we covered our equity short holdings in India and Brazil.

How did the Portfolio’s sector weightings change during the reporting period?

Industrials ended May 2013 at 21% of net assets, compared to 15% at the end of December 2013—a decrease of six percentage points. Consumer discretionary ended May 2013 at 11% of net assets, a figure that was unchanged at the end of December 2013. Materials ended May 2013 at 13% of net assets, compared to 14.2% at the end of December 2013—an increase of 1.2 percentage points. Energy ended May 2013 at 3% compared to 5.6% at the end of December 2013—an increase of 2.6 percentage points. Financials ended May 2013 at 9.2% compared to 9.8% at the end of December 2013—an increase of 0.6 percentage points.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2013, the equity portion of the Portfolio was 78% long and 30% short. The net equity exposure was long 48%.3 As of the same date, the futures portion of the Fund was 2% long and 14% short. The net futures exposure was short 12%.

3.	See the Portfolio of Investments on page M-308 for information on specific holdings.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-307

Portfolio of Investments December 31, 2013

	Shares	Value

Common Stocks 69.6% †
Aerospace & Defense 1.0%
Precision Castparts Corp. (a)	12,192	$3,283,306

Auto Components 1.6%
♦Continental A.G.	19,736	4,327,838
ElringKlinger A.G.	29,101	1,183,812

		5,511,650

Automobiles 2.7%
Daimler A.G.	40,328	3,489,642
Fiat Industrial S.p.A. (b)	396,087	3,239,410
Ford Motor Co.	173,370	2,675,099

		9,404,151

Building Products 0.9%
Geberit A.G.	10,672	3,236,115

Capital Markets 1.0%
Daiwa Securities Group, Inc.	327,766	3,268,012

Chemicals 3.8%
Air Liquide S.A.	22,868	3,234,036
♦BASF S.E. Corp.	39,045	4,162,312
Potash Corporation of Saskatchewan, Inc.	101,673	3,351,142
Sherwin-Williams Co. (The) (a)	13,099	2,403,666

		13,151,156

Commercial Banks 11.4%
Banco Bilbao Vizcaya Argentaria S.A.	299,724	3,689,530
♦Bank of Ireland (b)	19,713,694	6,834,269
Barclays PLC	730,189	3,288,301
BB&T Corp. (a)	88,635	3,307,858
CIT Group, Inc. (a)	63,971	3,334,808
Fifth Third Bancorp (a)	155,780	3,276,054
Grupo Financiero Banorte S.A.B. de C.V. Class O	395,844	2,769,225
Lloyds Banking Group PLC (b)	2,741,826	3,581,410
♦Sumitomo Mitsui Financial Group, Inc.	95,978	4,939,709
UniCredit S.p.A.	523,595	3,875,264

		38,896,428

Commercial Services & Supplies 0.5%
Bilfinger S.E.	15,529	1,741,745

Construction & Engineering 0.7%
KBR, Inc.	80,528	2,568,038

	Shares	Value

Construction Materials 5.0%
Buzzi Unicem S.p.A.	181,937	$3,281,310
CRH PLC	135,395	3,414,678
Eagle Materials, Inc. (a)	45,020	3,485,898
HeidelbergCement A.G.	39,297	2,981,456
Taiheiyo Cement Corp.	1,008,443	3,868,683

		17,032,025

Consumer Finance 1.0%
Discover Financial Services (a)	60,534	3,386,877

Diversified Financial Services 0.9%
CME Group, Inc.	39,056	3,064,334

Electrical Equipment 2.3%
♦ABB, Ltd. (b)	169,886	4,471,637
Emerson Electric Co. (a)	47,051	3,302,039

		7,773,676

Energy Equipment & Services 2.2%
Baker Hughes, Inc.	60,078	3,319,910
Schlumberger, Ltd. (a)	45,808	4,127,759

		7,447,669

Food & Staples Retailing 1.1%
Costco Wholesale Corp. (a)	32,542	3,872,823

Household Durables 5.8%
D.R. Horton, Inc. (a)	155,560	3,472,099
Mohawk Industries, Inc. (a)(b)	22,888	3,408,023
PulteGroup, Inc. (a)	173,567	3,535,560
Ryland Group, Inc. (The) (a)	56,939	2,471,722
Sekisui House, Ltd.	251,814	3,515,018
Toll Brothers, Inc. (a)(b)	91,382	3,381,134

		19,783,556

Industrial Conglomerates 2.0%
3M Co. (a)	23,915	3,354,079
General Electric Co. (a)	119,629	3,353,201

		6,707,280

Insurance 1.0%
Assicurazioni Generali S.p.A.	142,301	3,347,554

Internet & Catalog Retail 0.9%
Amazon.com, Inc. (a)(b)	8,012	3,195,105

Internet Software & Services 1.4%
♦Facebook, Inc. Class A (a)(b)	86,818	4,745,472

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2013, excluding short-term investment. May be subject to change daily.

M-308	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
IT Services 1.0%
Amadeus IT Holding S.A. Class A	79,008	$3,380,841

Machinery 4.1%
Cummins, Inc. (a)	23,555	3,320,548
Deere & Co. (a)	36,245	3,310,256
Ingersoll-Rand PLC (a)	52,626	3,241,762
Joy Global, Inc.	58,983	3,449,916
Scania AB Class B	41,006	802,670

		14,125,152

Metals & Mining 4.8%
♦Alcoa, Inc. (a)	392,570	4,173,019
Freeport-McMoRan Copper & Gold, Inc. (a)	102,687	3,875,407
Steel Dynamics, Inc. (a)	176,092	3,440,838
Teck Resources, Ltd. Class B (a)	131,404	3,417,818
Walter Energy, Inc.	85,669	1,424,676

		16,331,758

Oil, Gas & Consumable Fuels 3.4%
Alpha Natural Resources, Inc. (a)(b)	189,900	1,355,886
Apache Corp. (a)	39,660	3,408,380
Chesapeake Energy Corp. (a)	130,257	3,535,175
Devon Energy Corp.	52,953	3,276,202

		11,575,643

Real Estate Investment Trusts 0.5%
Green REIT PLC (b)	302,285	599,660
Hibernia REIT PLC (b)	611,375	984,050

		1,583,710

Real Estate Management & Development 1.2%
Deutsche Wohnen A.G.	99,162	1,914,614
St. Joe Co. (The) (b)	106,140	2,036,827

		3,951,441

Road & Rail 0.9%
DSV A/S	96,687	3,170,153

Semiconductors & Semiconductor Equipment 1.0%
Intel Corp. (a)	129,359	3,358,160

Software 0.9%
Splunk, Inc. (a)(b)	46,482	3,191,919

Specialty Retail 2.0%
Home Depot, Inc. (The) (a)	40,670	3,348,768
Tractor Supply Co.	43,012	3,336,871

		6,685,639

Trading Companies & Distributors 1.7%
Beacon Roofing Supply, Inc. (a)(b)	61,526	2,478,267

	Shares	Value

Trading Companies & Distributors (continued)
Wolseley PLC	58,243	$3,303,327

		5,781,594

Transportation Infrastructure 0.9%
Abertis Infraestructuras S.A.	142,344	3,162,534

Total Common Stocks (Cost $212,014,816)		237,715,516

Exchange-Traded Funds 7.2% (d)
♦iShares Dow Jones US Home Construction Index Fund (a)	167,101	4,150,789
iShares MSCI Italy Index Fund	227,039	3,539,538
iShares MSCI Japan Index Fund	263,678	3,198,414
♦iShares MSCI Mexico Investable Market Index Fund (a)	73,218	4,978,824
SPDR S&P Homebuilders (a)	100,872	3,359,038
♦SPDR S&P Regional Banking (a)	130,495	5,299,402

Total Exchange-Traded Funds (Cost $22,498,233)		24,526,005

Preferred Stocks 1.6%
Chemicals 0.4%
Fuchs Petrolub SE 1.81%	14,401	1,407,405

Commercial Banks 1.2%
♦Bank of Ireland Trust-Preferred Security 10.24% (c)	2,880,000	4,172,001

Total Preferred Stocks (Cost $5,322,281)		5,579,406

	Notional Amount
Purchased Options 0.7%
Purchased Call Options 0.4%
CNY/USD
Strike Price $6.321 Expires 6/9/14	13,500,000	8,559
Strike Price $6.722 Expires 12/9/14	13,500,000	12,919

	Number of Contracts
iShares Russell 2000 Index ETF
Strike Price $111.00 Expires 1/18/14	1,218	593,166
Strike Price $112.00 Expires 1/18/14	1,566	601,344
Vanguard FTSE Emerging Markets Strike Price $43.00 Expires 1/18/14	3,474	34,740

Total Purchased Call Options (Cost $1,092,581)		1,250,728

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-309

Portfolio of Investments December 31, 2013 (continued)

	Notional Amount	Value

Purchased Options (continued)
Purchased Put Options 0.3%
EUR/USD Strike Price $1.367 Expires 4/16/14	13,614,132	$258,535
30 Year United States Treasury Bond Futures Strike Price $129.00 Expires 1/24/14	497	698,906
iShares China Large Cap ETF Strike Price $37.00 Expires 1/18/14	1.520	33,440
iShares MSCI Emerging Markets Strike Price $41.00 Expires 1/18/14	3,873	139,428

Total Purchased Put Options (Cost $1,839,878)		1,130,309

Total Purchased Options (Cost $2,932,459)		2,381,037

	Shares
Short-Term Investment 8.8%
Money Market Fund 8.8%
State Street Institutional Treasury Money Market Fund	30,000,000	30,000,000

Total Short-Term Investment (Cost $30,000,000)		30,000,000

Total Investments, Before Investments Sold Short (Cost $272,767,789) (h)	87.9%	300,201,964

Common Stocks Sold Short (16.6%)
Beverages (1.2%)
Coca-Cola Co. (The)	(97,035)	(4,008,516)

Capital Markets (3.2%)
Aberdeen Asset Management PLC	(436,675)	(3,615,560)
Franklin Resources, Inc.	(54,097)	(3,123,020)
Invesco, Ltd.	(83,209)	(3,028,807)
Legg Mason, Inc.	(30,264)	(1,315,879)

		(11,083,266)

Diversified Financial Services (1.5%)
JPMorgan Chase & Co.	(88,052)	(5,149,281)

Food Products (3.2%)
Danone	(55,997)	(4,030,473)
Kellogg Co.	(60,841)	(3,715,560)
Nestle S.A.	(45,457)	(3,327,551)

		(11,073,584)

	Shares	Value

Hotels, Restaurants & Leisure (1.2%)
McDonald’s Corp.	(40,365)	$(3,916,616)

Insurance (2.4%)
Allianz SE	(45,629)	(8,182,302)

IT Services (1.0%)
International Business Machines Corp.	(17,242)	(3,234,082)

Multiline Retail (1.1%)
Target Corp.	(61,142)	(3,868,454)

Software (1.8%)
Microsoft Corp.	(56,992)	(2,133,211)
Oracle Corp.	(38,750)	(1,482,575)
SAP A.G., Sponsored ADR	(29,385)	(2,560,609)

		(6,176,395)

Total Common Stocks Sold Short (Proceeds $52,138,877)		(56,692,496)

Exchange-Traded Funds Sold Short (11.9%)(d)
iShares iBoxx Investment Grade Corporate Bond	(13,140)	(1,500,720)
iShares JP Morgan USD Emerging Markets Bond	(48,988)	(5,298,542)
Market Vectors Emerging Markets Local Currency Bond	(13,014)	(306,480)
Utilities Select Sector SPDR Fund	(246,182)	(9,347,530)
Vanguard FTSE Emerging Markets	(583,585)	(24,008,687)

Total Exchange-Traded Funds Sold Short (Cost $40,919,021)		(40,461,959)

Total Investments Sold Short (Proceeds $93,057,898) (e)	(28.5)%	(97,154,455)

Total Investments, Net of Investments Sold Short (Cost $179,709,891)	59.4	203,047,509
Other Assets, Less Liabilities	40.6	138,531,594
Net Assets	100.0%	$341,579,103

	Contracts Long	Unrealized Appreciation (Depreciation) (g)
Futures Contracts 0.1%
Topix Index March 2014 (f)	50	$238,250

Total Futures Contracts Long (Notional Amount $651,250,000)		238,250

M-310	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Contracts Short	Unrealized Appreciation (Depreciation) (g)

Futures Contracts (continued)
CAC 40 Index10 Euro January 2014 (f)	(110)	$(287,460)
Euro-Bund March 2014 (f)	(95)	280,977
Euro-OAT March 2014 (f)	(100)	117,561
United States Treasury Bond March 2014 (f)	(34)	93,635

Total Futures Contracts Short (Notional Amount $35,456,125)		204,713

Total Futures Contracts (Notional Amount $615,793,875)		$442,963

(a)	Security, or a portion thereof, is maintained in a segregated account at the Portfolio’s custodian as collateral for securities sold short (See Note 2(M)).

(b)	Non-income producing security.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(d)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(e)	As of December 31, 2013, cash in the amount of $129,939,019 is on deposit with broker for short sale transactions.

(f)	As of December 31, 2013, cash in the amount of $932,445 is on deposit with broker for futures transactions.

(g)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2013.

(h)	As of December 31, 2013, cost is $273,262,402 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$28,806,150
Gross unrealized depreciation	(1,866,588)

Net unrealized appreciation	$26,939,562

The following abbreviations are used in the above Portfolio:

ADR—American Depositary Receipt

CNY—Chinese Yuan

EUR—Euro

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

USD—United States Dollar

Swap Contracts

OTC credit default swap contracts as of December 31, 2013 were as follows:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[1]	Notional Amount (000)[2]	(Pay)/Receive Fixed Rate[3]	Upfront Premiums Received/(Paid)	Value	Unrealized Appreciation/ Depreciation[4]
Federal Republic of Brazil
12.25%, due 3/6/30	Citigroup	3/20/2019	Buy	$16,253	1.00%	$(727,165)	$722,529	$(4,636)
Republic of South Africa
5.50%, due 3/9/20	Citigroup	3/20/2019	Buy	$4,063	1.00%	$(207,506)	$201,632	$(5,874)
							$924,161	$(10,510)

1.	Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

3.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

4.	Represents the difference between the value of the credit default swap contract at the time they were opened and the value at December 31, 2013.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-311

Portfolio of Investments December 31, 2013 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$237,715,516	$—	$—	$237,715,516
Exchange-Traded Funds	24,526,005	—	—	24,526,005
Preferred Stocks	1,407,405	4,172,001	—	5,579,406
Short-Term Investment
Money Market Fund	30,000,000	—	—	30,000,000

Total Investments in Securities	293,648,926	4,172,001	—	297,820,927

Other Financial Instruments
Futures Contracts Long (b)	238,250	—	—	238,250
Futures Contracts Short (b)	492,173	—	—	492,173
Purchased Call Options	1,250,728	—	—	1,250,728
Purchased Put Options	1,130,309	—	—	1,130,309

Total Other Financial Instruments	3,111,460	—	—	3,111,460

Total Investments in Securities and Other Financial Instruments	$296,760,386	$4,172,001	$—	$300,932,387

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(56,692,496)	$—	$—	$(56,692,496)
Exchange-Traded Funds Sold Short	(40,461,959)	—	—	(40,461,959)

Total Investments in Securities Sold Short	(97,154,455)	—	—	(97,154,455)

Other Financial Instruments
Futures Contracts Short (b)	(287,460)	—	—	(287,460)
Credit Default Swap Contracts (b)	—	(10,510)	—	(10,510)

Total Other Financial Instruments	(287,460)	(10,510)	—	(297,970)

Total Investments in Securities Sold Short and Other Financial Instruments	$(97,441,915)	$(10,510)	$—	$(97,452,425)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended December 31, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-312	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $272,767,789)	$300,201,964
Cash collateral on deposit at broker	130,746,490
Cash	16,602,168
Cash denominated in foreign currencies (identified cost $2,063,375)	2,059,172
Receivables:
Investment securities sold	1,013,757
Fund shares sold	679,151
Dividends and interest	623,381
Premiums paid for swap contracts	934,671

Total assets	452,860,754

Liabilities
Investments sold short (proceeds $93,057,898)	97,154,455
Payables:
Investment securities purchased	13,370,764
Manager (See Note 3)	379,671
Dividends on investments sold short	130,286
Fund shares redeemed	61,891
Professional fees	49,472
NYLIFE Distributors (See Note 3)	49,407
Broker fees and charges on short sales	29,269
Custodian	21,163
Variation margin on futures contracts	12,672
Shareholder communication	11,586
Trustees	48
Accrued expenses	457
Unrealized depreciation on swap contracts	10,510

Total liabilities	111,281,651

Net assets	$341,579,103

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$30,660
Additional paid-in capital	321,835,129

321,865,789
Net investment loss	(278,160)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(3,776,365)
Net unrealized appreciation (depreciation) on investments, futures contracts and swap contracts	27,866,628
Net unrealized appreciation (depreciation) on investments sold short	(4,096,557)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(2,232)

Net assets	$341,579,103

Initial Class
Net assets applicable to outstanding shares	$88,556,748

Shares of beneficial interest outstanding	7,942,580

Net asset value per share outstanding	$11.15

Service Class
Net assets applicable to outstanding shares	$253,022,355

Shares of beneficial interest outstanding	22,716,972

Net asset value per share outstanding	$11.14

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-313

Statement of Operations

for the period May 1, 2013 (inception date) through December 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$1,510,313
Interest	22,369

Total income	1,532,682

Expenses
Manager (See Note 3)	1,699,338
Dividends on investments sold short	978,562
Broker fees and charges on short sales	287,499
Distribution/Service—Service Class (See Note 3)	166,759
Professional fees	65,463
Custodian	53,707
Shareholder communication	23,373
Offering (See Note 2)	17,639
Trustees	1,579
Miscellaneous	11,690

Total expenses	3,305,609

Net investment income (loss)	(1,772,927)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(2,270,912)
Investments sold short	(1,072,846)
Futures transactions	(265,328)
Written option transactions	(91,548)
Swap transactions	(219,340)
Foreign currency transactions	17,851

Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	(3,902,123)

Net change in unrealized appreciation (depreciation) on:
Investments	27,434,175
Investments sold short	(4,096,557)
Futures contracts	442,963
Swap contracts	(10,510)
Translation of other assets and liabilities in foreign currencies	(2,232)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	23,767,839

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	19,865,716

Net increase (decrease) in net assets resulting from operations	$18,092,789

(a)	Dividends recorded net of foreign withholding taxes in the amount of $43,955.

M-314	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the period May 1, 2013 (inception date) through December 31, 2013

2013
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,772,927)
Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	(3,902,123)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	23,767,839

Net increase (decrease) in net assets resulting from operations	18,092,789

Capital share transactions:
Net proceeds from sale of shares	326,743,061
Cost of shares redeemed	(3,256,747)

Increase (decrease) in net assets derived from capital share transactions	323,486,314

Net increase (decrease) in net assets	341,579,103

Net Assets
Beginning of period	—

End of period	$341,579,103

Net investment loss at end of period	$(278,160)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-315

Financial Highlights selected per share data and ratios

	Initial Class
	May 1, 2013** through December 31,
	2013
Net asset value at beginning of period	$10.00

Net investment income (loss)	(0.10	)(a)
Net realized and unrealized gain (loss) on investments	1.25

Total from investment operations	1.15

Net asset value at end of period	$11.15

Total investment return	11.50	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.35	%)††
Net expenses (excluding short sale expenses)	1.54	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.64	% ††
Short sale expenses	1.10	% ††
Portfolio turnover rate	18%
Net assets at end of period (in 000’s)	$88,557

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	May 1, 2013** through December 31,
	2013
Net asset value at beginning of period	$10.00

Net investment income (loss)	(0.11	)(a)
Net realized and unrealized gain (loss) on investments	1.25

Total from investment operations	1.14

Net asset value at end of period	$11.14

Total investment return	11.40	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.55	%)††
Net expenses (excluding short sale expenses)	1.79	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.79	% ††
Short sale expenses	1.00	% ††
Portfolio turnover rate	18%
Net assets at end of period (in 000’s)	$253,022

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-316	MainStay VP Marketfield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP MFS® Utilities Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2013

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	20.33%	15.57%	0.80%
Service Class Shares	20.03	15.28	1.05

Benchmark Performance	One Year	Since Inception (2/17/12)
Dow Jones Global Utilities Index[2]	11.77%	6.45%
Average Lipper Variable Products Utility Portfolio[3]	18.40	13.41

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Utility Portfolio is representative of portfolios that invest primarily in the equity securities of domestic and foreign companies providing utilities. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-317

Cost in Dollars of a $1,000 Investment in MainStay VP MFS® Utilities Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,096.70	$4.18	$1,021.20	$4.02

Service Class Shares	$1,000.00	$1,095.40	$5.49	$1,020.00	$5.30

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.79% for Initial Class and 1.04% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-318	MainStay VP MFS® Utilities Portfolio

Portfolio Composition as of December 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-321 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2013 (excluding short-term investment) (Unaudited)

1.	Comcast Corp. Class A
2.	NextEra Energy, Inc.
3.	EDP—Energias de Portugal S.A.
4.	Kinder Morgan, Inc.
5.	Dominion Resources, Inc.
6.	Calpine Corp.
7.	CMS Energy Corp.
8.	NRG Energy, Inc.
9.	Northeast Utilities
10.	AES Corp. (The)

mainstayinvestments.com	M-319

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Maura A. Shaughnessy, CFA, of Massachusetts Financial Services Company (“MFS”), the Portfolio’s Subadvisor.

How did MainStay VP MFS® Utilities Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP MFS® Utilities Portfolio returned 20.33% for Initial Class shares and 20.03% for Service Class shares. Both share classes outperformed the 11.77% return of the Dow Jones Global Utilities Index,1 which is the Portfolio’s broad-based securities-market index, and the 18.40% return of the average Lipper1 Variable Products Utility Portfolio during the 12 months ended December 31, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

Our industry allocations and stock selection helped the Portfolio’s performance relative to the Dow Jones Global World Utilities Index, with cable TV being particularly helpful.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest positive-contributing industries to the Portfolio’s performance relative to the Dow Jones Global World Utilities Index were cable TV, electric power, and energy—independent. (Contributions take weightings and total returns into account.) Water utilities, pollution control and oil service were very minor detractors from the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance were cable service provider Comcast, entertainment and communications services provider Virgin Media and media company Time Warner Cable. The stocks that made the weakest contributions to the Portfolio’s absolute performance were independent power producer Aksa Enerji Uretim, and Brazilian utilities Energias Do Brasil and Cemig Cia Energy.

Did the Portfolio make any significant purchases or sales during the reporting period?

Among the Portfolio’s largest purchases during the reporting period were Italian natural gas services company Snam SpA, energy transportation company Dominion Resources Pfd and energy holding company Pinnacle West Capital. We added Snam to the Portfolio after receiving a positive transmission review and positive distribution regulation parameters that were scheduled to cover the company for the next several years. We added convertible preferred securities from Dominion Resources to the Portfolio for the additional yield over the common stock. We added Pinnacle West Capital to the Portfolio because we believed that the stock had a good valuation, a good dividend yield and decent dividend growth potential.

Among the largest sales during the period were U.K. cable and media company Virgin Media, U.S. integrated electric power company FirstEnergy and utility services company Exelon. Virgin Media is no longer in the Portfolio because the company was acquired by Liberty Global. We sold the Portfolio’s position in FirstEnergy on news of the company’s upcoming capital expenditures, below consensus guidance for its retail division, need to raise additional equity and a possible dividend cut. We sold the Portfolio’s position in Exelon because the company has continued to struggle under the weight of lower prices and weak demand for power and gas.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio modestly increased its exposure to natural gas distribution and wireless communications and slightly increased its exposure to the natural gas pipeline industry. Additionally, the Portfolio modestly decreased its exposure to cable TV, telephone services and water utilities.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2013, the Portfolio held significantly overweight positions in cable TV, wireless communications and natural gas pipeline. As of the same date, the Portfolio held a very significantly underweight position in electric power and modestly underweight positions in natural gas distribution and water utilities.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-320	MainStay VP MFS® Utilities Portfolio

Portfolio of Investments December 31, 2013

	Principal Amount	Value

Long-Term Bonds 1.0%† Convertible Bonds 0.9%
Media 0.1%
XM Satellite Radio, Inc. 7.00%, due 12/1/14 (a)(b)(c)	$468,000	$911,430

Telecommunications 0.8%
SBA Communications Corp. 4.00%, due 10/1/14	3,125,193	9,266,197

Total Convertible Bonds (Cost $6,563,403)		10,177,627

Corporate Bond 0.1%
Electric 0.1%
Viridian Group FundCo II 11.125%, due 4/1/17 (a)(c)	1,045,000	1,146,887

Total Corporate Bond (Cost $1,020,848)		1,146,887

Mortgage-Backed Security 0.0%‡
Commercial Mortgage Loans (Collateralized Mortgage Obligation) 0.0%‡
Falcon Franchise Loan LLC Series 2001-1, Class IO 8.604%, due 1/5/23 (a)(b)(c)(d)	24,678	2,715

Total Mortgage-Backed Security (Cost $1,447)		2,715

Total Long-Term Bonds (Cost $7,585,698)		11,327,229

	Shares
Common Stocks 89.8%
Commercial Services & Supplies 0.3%
Covanta Holding Corp.	188,670	3,348,892

Diversified Telecommunication Services 7.3%
Bezeq-The Israeli Telecommunication Corp., Ltd.	6,991,579	11,850,646
CenturyLink, Inc.	252,239	8,033,812
Portugal Telecom SGPS S.A. Registered	804,963	3,499,343
TDC A/S	1,308,005	12,687,486
Telecom Italia S.p.A.	6,886,031	5,390,199
Telefonica Brasil S.A., ADR	263,781	5,069,871
Telekomunikasi Indonesia Persero Tbk PT	6,722,000	1,187,535
TELUS Corp.	16,520	568,577

	Shares	Value

Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	248,010	$12,187,211
Windstream Holdings, Inc.	1,452,540	11,591,269
XL Axiata Tbk PT	6,484,500	2,770,698
Ziggo N.V.	215,494	9,842,305

		84,678,952

Electric Utilities 21.5%
American Electric Power Co., Inc.	406,193	18,985,461
CEZ AS	145,169	3,779,196
Cheung Kong Infrastructure Holdings, Ltd.	1,079,000	6,832,196
Cia Paranaense de Energia Class B, Sponsored ADR	270,403	3,553,095
Duke Energy Corp.	203,660	14,054,577
Edison International	458,752	21,240,218
♦EDP—Energias de Portugal S.A.	9,277,427	34,077,078
EDP—Energias do Brasil S.A.	1,959,700	9,427,824
Great Plains Energy, Inc.	142,608	3,456,818
ITC Holdings Corp.	67,799	6,496,500
Light S.A.	439,130	4,117,222
♦NextEra Energy, Inc.	369,848	31,666,386
♦Northeast Utilities	652,180	27,645,910
OGE Energy Corp.	461,530	15,645,867
Pinnacle West Capital Corp.	179,420	9,494,906
Portland General Electric Co.	447,740	13,521,748
PPL Corp.	191,328	5,757,059
Red Electrica Corp. S.A.	154,894	10,334,748
SSE PLC	459,804	10,431,350

		250,518,159

Energy Equipment & Services 0.8%
Ensco PLC Class A	103,520	5,919,274
Noble Corp. PLC	106,360	3,985,309

		9,904,583

Gas Utilities 7.1%
AGL Resources, Inc.	107,850	5,093,755
APA Group	516,707	2,768,207
China Resources Gas Group, Ltd.	2,200,000	7,617,709
Enagas S.A.	639,182	16,702,727
Gas Natural SDG S.A.	373,060	9,594,618
Infraestructura Energetica Nova S.A.B. de C.V.	465,000	1,861,567
ONEOK, Inc.	352,654	21,928,026
Questar Corp.	115,440	2,653,965
Snam S.p.A.	2,596,500	14,523,766

		82,744,340

Independent Power Producers & Energy Traders 9.8%
♦AES Corp. (The)	1,584,376	22,989,296
Aksa Enerji Uretim AS (e)	3,318,674	3,984,262
♦Calpine Corp. (e)	1,532,668	29,902,353

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-321

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value

Common Stocks (continued)
Independent Power Producers & Energy Traders (continued)
China Longyuan Power Group Corp.	2,782,000	$3,580,511
Dynegy, Inc. (e)	63,680	1,370,394
E.ON Russia JSC (f)	10,781,050	774,866
EDP Renovaveis S.A.	3,633,462	19,299,407
Enel Green Power S.p.A.	484,193	1,219,636
Infinis Energy PLC (e)	805,350	3,114,001
♦NRG Energy, Inc.	981,387	28,185,435

		114,420,161

Media 8.8%
Astro Malaysia Holdings Bhd	6,567,000	6,014,654
♦Comcast Corp. Class A	1,016,905	50,723,221
Liberty Global PLC (e)	122,063	10,292,352
Liberty Global PLC Class A (e)	146,079	12,999,570
Quebecor, Inc. Class B	22,710	565,265
Sirius XM Holdings, Inc. (e)	142,180	496,208
Time Warner Cable, Inc.	143,827	19,488,559
Twenty-First Century Fox, Inc. Class A	51,840	1,823,731

		102,403,560

Multi-Utilities 13.2%
AGL Energy, Ltd.	238,630	3,202,484
Alliant Energy Corp.	164,090	8,467,044
Ameren Corp.	62,630	2,264,701
Canadian Utilities, Ltd. Class A	15,680	526,529
CenterPoint Energy, Inc.	550,504	12,760,683
Centrica PLC	818,525	4,712,852
♦CMS Energy Corp.	1,111,251	29,748,189
♦Dominion Resources, Inc.	310,730	20,101,124
DTE Energy Co.	131,170	8,708,376
GDF Suez	562,575	13,230,403
National Grid PLC	268,662	3,505,740
NiSource, Inc.	190,564	6,265,744
Public Service Enterprise Group, Inc.	654,539	20,971,430
Sempra Energy	213,108	19,128,574

		153,593,873

Oil, Gas & Consumable Fuels 13.6%
Anadarko Petroleum Corp.	102,660	8,142,991
Antero Resources Corp. (e)	110,000	6,978,400
Cheniere Energy, Inc. (e)	118,813	5,123,217
Enbridge, Inc.	267,300	11,678,412
Energen Corp.	153,584	10,866,068
Energy Transfer Equity, L.P.	5,020	410,335
EQT Corp.	228,981	20,557,914
♦Kinder Morgan, Inc.	909,668	32,748,048
Noble Energy, Inc.	57,593	3,922,659
ONEOK Partners, L.P.	121,950	6,420,667
SemGroup Corp. Class A	5,620	366,593
Spectra Energy Corp.	352,233	12,546,539
TransCanada Corp.	155,520	7,106,558

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Western Gas Equity Partners, L.P.	8,490	$335,440
Williams Cos., Inc. (The)	436,873	16,850,192
Williams Partners, L.P.	285,341	14,512,443

		158,566,476

Real Estate Investment Trusts 1.7%
American Tower Corp.	254,562	20,319,139

Water Utilities 0.1%
Aguas Andinas S.A. Class A	920,760	595,616

Wireless Telecommunication Services 5.6%
Cellcom Israel, Ltd.	382,363	5,322,493
KDDI Corp.	10,200	626,664
Megafon OAO, GDR	82,130	2,751,355
Mobile Telesystems OJSC (f)	113,750	1,134,889
Mobile Telesystems OJSC, Sponsored ADR	688,289	14,887,691
SBA Communications Corp. Class A (e)	77,082	6,925,047
Tele2 AB Class B	341,875	3,872,228
Tim Participacoes S.A., ADR	224,141	5,881,460
Turkcell Iletisim Hizmetleri AS (e)	1,413,700	7,466,494
Vodafone Group PLC	4,266,271	16,743,413

		65,611,734

Total Common Stocks (Cost $911,374,641)		1,046,705,485

Convertible Preferred Stocks 3.6%
Electric Utilities 2.3%
♦NextEra Energy, Inc. 5.889%	165,200	9,355,276
PPL Corp. 8.75%	317,531	16,791,039

		26,146,315

Multi-Utilities 1.1%
♦Dominion Resources, Inc.
6.00%	118,760	6,437,979
6.13%	118,440	6,409,973

		12,847,952

Wireless Telecommunication Services 0.2%
Crown Castle International Corp. (e) 4.50%	23,040	2,304,922

Total Convertible Preferred Stocks (Cost $39,642,370)		41,299,189

M-322	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Preferred Stocks 1.9%
Diversified Telecommunication Services 0.1%
Oi S.A. 7.72%	794,400	$1,208,815

Electric Utilities 1.8%
Cia Energetica de Minas Gerais 6.90%	1,848,545	10,977,266
Cia Paranaense de Energia Class B 1.84%	762,700	9,869,760

		20,847,026

Total Preferred Stocks (Cost $30,479,356)		22,055,841

	Number of Warrants
Warrants 0.0%‡
Oil, Gas & Consumable Fuels 0.0%‡
♦Kinder Morgan, Inc. Expires 5/25/17 (e)	57,580	233,775

Total Warrants (Cost $290,484)		233,775

	Principal Amount
Short-Term Investment 4.2%
Repurchase Agreement 4.2%
State Street Bank and Trust Co. 0.00%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $49,248,679 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $55,335,000 and a Market Value of $50,237,042)	$49,248,679	49,248,679

Total Short-Term Investment (Cost $49,248,679)		49,248,679

Total Investments (Cost $1,038,621,228) (g)	100.5%	1,170,870,198
Other Assets, Less Liabilities	(0.5)	(5,482,777)
Net Assets	100.0%	$1,165,387,421
‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Illiquid security—The total market value of these securities as of December 31, 2013, is $914,145, which represents 0.1% of the Portfolio’s net assets.

(c)	Restricted security.

(d)	Collateral strip rate—A bond whose interest is based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of December 31, 2013.

(e)	Non-income producing security.

(f)	Fair valued security—The total market value of these securities as of December 31, 2013, is $1,909,755, which represents 0.2% of the Portfolio’s net assets.

(g)	As of December 31, 2013, cost is $1,040,640,988 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$160,002,702
Gross unrealized depreciation	(29,773,492)

Net unrealized appreciation	$130,229,210

The following abbreviations are used in the above portfolio:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-323

Portfolio of Investments December 31, 2013 (continued)

As of December 31, 2013, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	1/17/14	Barclays Bank PLC	EUR	500,642	USD	677,004	USD	11,724
Euro vs. U.S. Dollar	3/18/14	Barclays Bank PLC		656,000		902,520		(81)
Euro vs. U.S. Dollar	1/17/14	Deutsche Bank A.G.		65,614		90,574		(309)
Euro vs. U.S. Dollar	1/17/14	JPMorgan Chase Bank		296,716		409,179		(989)
Euro vs. U.S. Dollar	1/14/14	Merrill Lynch International Bank		1,300,152		1,764,608		24,001
Euro vs. U.S. Dollar	1/17/14	UBS A.G.		1,481,415		2,027,180		10,788
Pound Sterling vs. U.S. Dollar	1/17/14	Barclays Bank PLC	GBP	1,100,000		1,792,569		28,807

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Euro vs. U.S. Dollar	1/14/14	Barclays Bank PLC	EUR	38,923	USD	52,633	USD	(913)
Euro vs. U.S. Dollar	1/17/14	Barclays Bank PLC		137,905		190,351		637
Euro vs. U.S. Dollar	1/17/14	Credit Suisse International		630,247		852,399		(14,625)
Euro vs. U.S. Dollar	1/14/14	Deutsche Bank A.G.		579,346		783,786		(13,216)
Euro vs. U.S. Dollar	1/17/14	Deutsche Bank A.G.		32,626,950		44,055,540		(829,040)
Euro vs. U.S. Dollar	1/17/14	JPMorgan Chase Bank		31,876,126		43,034,065		(817,613)
Euro vs. U.S. Dollar	1/17/14	UBS A.G.		955,693		1,315,108		371
Pound Sterling vs. U.S. Dollar	1/17/14	Barclays Bank PLC	GBP	669,545		1,096,945		(11,685)
Pound Sterling vs. U.S. Dollar	1/17/14	Citibank N.A.		658,263		1,068,524		(21,425)
Pound Sterling vs. U.S. Dollar	1/17/14	Credit Suisse International		5,784,206		9,260,265		(317,201)
Pound Sterling vs. U.S. Dollar	1/17/14	Deutsche Bank A.G.		1,681,126		2,714,608		(68,995)
Pound Sterling vs. U.S. Dollar	1/17/14	JPMorgan Chase Bank		1,028,549		1,663,075		(39,992)
Pound Sterling vs. U.S. Dollar	1/17/14	Merrill Lynch International Bank		5,185,472		8,285,658		(300,427)
Pound Sterling vs. U.S. Dollar	1/17/14	UBS A.G.		133,663		219,491		(1,828)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(2,362,011)

M-324	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$—	$10,177,627	$—	$10,177,627
Corporate Bond	—	1,146,887	—	1,146,887
Mortgage-Backed Security	—	2,715	—	2,715

Total Long-Term Bonds	—	11,327,229	—	11,327,229

Common Stocks	1,044,795,730	1,909,755	—	1,046,705,485
Convertible Preferred Stocks	41,299,189	—	—	41,299,189
Preferred Stocks	22,055,841	—	—	22,055,841
Warrants	233,775	—	—	233,775
Short-Term Investment
Repurchase Agreement	—	49,248,679	—	49,248,679

Total Investments in Securities	1,108,384,535	62,485,663	—	1,170,870,198

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	76,328	—	76,328

Total Investments in Securities and Other Financial Instruments	$1,108,384,535	$62,561,991	$—	$1,170,946,526

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(2,438,339)	$—	$(2,438,339)

Total Other Financial Instruments	$—	$(2,438,339)	$—	$(2,438,339)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2013, certain foreign securities with a market value of $176,197,703 were transferred from Level 2 to Level 1 as the prices of these securities were based on unadjusted quoted prices compared with the prior year prices which were adjusted for events after the market close. The December 31, 2012 prices were adjusted by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. Fair values as of December 31, 2013, for these securities were based on quoted prices in active markets for identical investments.

As of December 31, 2013, an equity security with a market value of $1,010,444 was transferred from Level 3 to Level 2 as a result of the equity security using an observable input for valuation measurement at December 31, 2013.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-325

Portfolio of Investments December 31, 2013 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Deprecia -tion)	Purchases	Sales	Trans -fers in to Level 3	Trans -fers out of Level 3	Balance as of December 31, 2013	Change in Unrealized Appreciation (Deprecia -tion) from Investments Still Held at December 31, 2013 (a)
Common Stocks
Electric Utilities	$178,027	$60,911	$(57,296)	$—	$—	$(181,642)	$—	$—	$—	$—
Independent Power Producers & Energy Traders	1,010,444	46,581	(43,024)	(166,200)	164,374	(237,309)	—	(774,866)	—	—

Total	$1,188,471	$107,492	$(100,320)	$(166,200)	$164,374	$(418,951)	$—	$(774,866)	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-326	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $1,038,621,228)	$1,170,870,198
Cash denominated in foreign currencies (identified cost $85,663)	83,776
Receivables:
Dividends and interest	2,388,404
Investment securities sold	1,907,799
Fund shares sold	842,762
Unrealized appreciation on foreign currency forward contracts	76,328

Total assets	1,176,169,267

Liabilities
Payables:
Investment securities purchased	6,880,569
Manager (See Note 3)	703,827
Fund shares redeemed	388,091
NYLIFE Distributors (See Note 3)	227,639
Shareholder communication	58,773
Custodian	45,931
Professional fees	35,975
Trustees	1,189
Accrued expenses	1,513
Unrealized depreciation on foreign currency forward contracts	2,438,339

Total liabilities	10,781,846

Net assets	$1,165,387,421

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$92,416
Additional paid-in capital	954,277,577

954,369,993
Undistributed net investment income	23,866,640
Accumulated net realized gain (loss) on investments and foreign currency transactions	57,229,967
Net unrealized appreciation (depreciation) on investments	132,248,970
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(2,328,149)

Net assets	$1,165,387,421

Initial Class
Net assets applicable to outstanding shares	$70,290,031

Shares of beneficial interest outstanding	5,557,376

Net asset value per share outstanding	$12.65

Service Class
Net assets applicable to outstanding shares	$1,095,097,390

Shares of beneficial interest outstanding	86,858,897

Net asset value per share outstanding	$12.61

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-327

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$38,439,334
Interest	526,912

Total income	38,966,246

Expenses
Manager (See Note 3)	7,452,250
Distribution and service—Service Class (See Note 3)	2,390,740
Custodian	291,855
Shareholder communication	162,186
Professional fees	87,065
Trustees	20,253
Miscellaneous	50,708

Total expenses before waiver/reimbursement	10,455,057
Expense waiver/reimbursement from Manager (See Note 3)	(14,064)

Net expenses	10,440,993

Net investment income (loss)	28,525,253

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	56,103,554
Foreign currency transactions	(3,846,033)

Net realized gain (loss) on investments and foreign currency transactions	52,257,521

Net change in unrealized appreciation (depreciation) on:
Investments	99,279,397
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	46,257

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	99,325,654

Net realized and unrealized gain (loss) on investments and foreign currency transactions	151,583,175

Net increase (decrease) in net assets resulting from operations	$180,108,428

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,265,849.

M-328	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the year ended December 31, 2013 and the period February 17, 2012 (inception date) through December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$28,525,253	$22,880,598
Net realized gain (loss) on investments and foreign currency transactions	52,257,521	14,217,995
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	99,325,654	30,595,167

Net increase (decrease) in net assets resulting from operations	180,108,428	67,693,760

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(1,515,367)	—
Service Class	(21,599,728)	—

	(23,115,095)	—

From net realized gain on investments:
Initial Class	(836,734)	—
Service Class	(12,834,886)	—

	(13,671,620)	—

Total dividends and distributions to shareholders	(36,786,715)	—

Capital share transactions:
Net proceeds from sale of shares	221,480,430	874,557,510
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	36,786,715	—
Cost of shares redeemed	(86,668,372)	(91,784,335)

Increase (decrease) in net assets derived from capital share transactions	171,598,773	782,773,175

Net increase (decrease) in net assets	314,920,486	850,466,935

Net Assets
Beginning of period	850,466,935	—

End of period	$1,165,387,421	$850,466,935

Undistributed net investment income at end of period	$23,866,640	$24,304,489

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-329

Financial Highlights selected per share data and ratios

	Initial Class			Service Class
	Year ended December 31,	February 17, 2012** through December 31,		Year ended December 31,	February 17, 2012** through December 31,
	2013	2012		2013	2012
Net asset value at beginning of period	$10.89	$10.00		$10.87	$10.00

Net investment income (loss) (a)	0.37	0.33		0.34	0.30
Net realized and unrealized gain (loss) on investments	1.88	0.56		1.87	0.57
Net realized and unrealized gain (loss) on foreign currency transactions	(0.05)	(0.00	)‡	(0.05)	(0.00	)‡

Total from investment operations	2.20	0.89		2.16	0.87

Less dividends and distributions:
From net investment income	(0.28)	—		(0.26)	—
From net realized gain on investments	(0.16)	—		(0.16)	—

Total dividends and distributions	(0.44)	—		(0.42)	—

Net asset value at end of period	$12.65	$10.89		$12.61	$10.87

Total investment return	20.33%	8.90	%(b)(c)	20.03%	8.70	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.03%	3.66	%††	2.78%	3.26	%††
Net expenses	0.79%	0.80	%††	1.04%	1.05	%††
Portfolio turnover rate	45%	43%		45%	43%
Net assets at end of period (in 000’s)	$70,290	$56,565		$1,095,097	$793,902

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

M-330	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Mid Cap Core Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2013

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	42.18%	22.37%	10.49%	0.85%
Service Class Shares	41.82	22.07	10.21	1.10

Benchmark Performance	One Year	Five Years	Ten Years
Russell Midcap® Index[3]	34.76%	22.36%	10.22%
Average Lipper Variable Products Mid-Cap Core Portfolio[4]	34.74	21.09	9.34

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Mid-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. diversified equity large-cap floor. Mid-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P MidCap 400® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-331

Cost in Dollars of a $1,000 Investment in MainStay VP Mid Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,199.20	$4.66	$1,021.00	$4.28

Service Class Shares	$1,000.00	$1,197.70	$6.04	$1,019.70	$5.55

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.84% for Initial Class and 1.09% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-332	MainStay VP Mid Cap Core Portfolio

Industry Composition as of December 31, 2013 (Unaudited)

Specialty Retail	5.7%
Insurance	5.4
Health Care Providers & Services	5.2
Real Estate Investment Trusts	4.2
Hotels, Restaurants & Leisure	4.0
Airlines	3.5
IT Services	3.4
Media	3.4
Oil, Gas & Consumable Fuels	3.4
Pharmaceuticals	3.4
Diversified Financial Services	3.1
Computers & Peripherals	3.0
Energy Equipment & Services	2.6
Capital Markets	2.5
Software	2.5
Textiles, Apparel & Luxury Goods	2.3
Machinery	2.2
Internet Software & Services	2.1
Semiconductors & Semiconductor Equipment	2.1
Professional Services	1.9
Communications Equipment	1.6
Auto Components	1.5
Food & Staples Retailing	1.5
Road & Rail	1.5
Commercial Services & Supplies	1.4
Exchange-Traded Funds	1.4
Health Care Equipment & Supplies	1.4
Personal Products	1.4
Biotechnology	1.3
Trading Companies & Distributors	1.3
Containers & Packaging	1.1

Diversified Consumer Services	1.1%
Paper & Forest Products	1.1
Wireless Telecommunication Services	1.1
Electric Utilities	1.0
Internet & Catalog Retail	1.0
Multi-Utilities	1.0
Beverages	0.9
Chemicals	0.9
Electronic Equipment & Instruments	0.9
Aerospace & Defense	0.8
Diversified Telecommunication Services	0.8
Electrical Equipment	0.8
Office Electronics	0.8
Tobacco	0.8
Commercial Banks	0.7
Independent Power Producers & Energy Traders	0.7
Metals & Mining	0.7
Multiline Retail	0.7
Life Sciences Tools & Services	0.6
Thrifts & Mortgage Finance	0.6
Construction & Engineering	0.5
Food Products	0.5
Household Products	0.3
Gas Utilities	0.1
Household Durables	0.1
Automobiles	0.0	‡
Real Estate Management & Development	0.0	‡
Short-Term Investment	0.2
Other Assets, Less Liabilities	–0.0	‡

	100.0%

See Portfolio of Investments beginning on page M-336 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2013 (excluding short-term investment) (Unaudited)

1.	Actavis PLC
2.	McGraw Hill Financial, Inc.
3.	Cardinal Health, Inc.
4.	Ameriprise Financial, Inc.
5.	Delta Air Lines, Inc.
6.	Western Digital Corp.
7.	Kroger Co. (The)
8.	Lorillard, Inc.
9.	Xerox Corp.
10.	Mylan, Inc.

mainstayinvestments.com	M-333

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Migene Kim, CFA, and Andrew Ver Planck, CFA, of Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), the Portfolio’s Subadvisor.

How did MainStay VP Mid Cap Core Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP Mid Cap Core Portfolio returned 42.18% for Initial Class shares and 41.82% for Service Class shares. Over the same period, both share classes outperformed the 34.76% return of the Russell Midcap® Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes also outperformed the 34.74% return of the average Lipper1 Variable Products Mid-Cap Core Portfolio for the 12 months ended December 31, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

Quantitative factors, such as valuation and momentum, generally worked well in 2013, which translated into solid relative returns for many domestic quantitative strategies. The Portfolio recorded its best annual relative performance since inception, helped by the strength of the underlying stock selection model. The model’s performance was robust in that our suites of valuation and momentum factors both worked well. The model was particularly effective in selecting top performers relative to the S&P 500® Index, which is important for long-only strategies. Share-issuance/repurchase, sales-multiple and credit-spread factors also worked well, while earnings momentum and sentiment factors were less effective.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest positive sector contributions to the Portfolio’s performance relative to the Russell Midcap® Index came from industrials, health care and information technology. (Contributions take weightings and total returns into account.) Although stock selection was the main driver in each of these sectors, the Portfolio also benefited from an overweight position in health care. The sectors that detracted the most from the Portfolio’s relative performance were consumer discretionary and energy, largely because of unfavorable stock selection. Telecommunication services was another weak contributor to relative performance, even though the sector provided a positive return. An overweight position in the sector detracted, but positive stock selection more than offset the allocation effect.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Among the strongest positive contributors to the Portfolio’s absolute performance were semiconductor device maker Micron Technology, airline company Delta Air Lines and computers & peripherals company Western Digital. The Portfolio held a large position in Micron because the stock has a substantial weight in the benchmark. Additionally, our stock selection model suggested that the shares had high alpha2 potential. The stock returned an impressive 243% in 2013, making it the most substantial contributor to absolute performance. Delta Air Lines, also one of the largest stocks in the Russell Midcap® Index, returned 132.5% during the reporting period. The Portfolio held a large number of Delta Air Lines shares because of its weight in the benchmark and the return potential we perceived in the stock. Western Digital, a major player in the computer storage space, was also a strong contributor to absolute performance.

Among the Portfolio’s weakest contributors to absolute performance were specialty retailers Abercrombie & Fitch and American Eagle Outfitters and electronic manufacturing service provider Jabil Circuits. Abercrombie & Fitch and American Eagle Outfitters struggled to meet earnings expectations, as they tried to compete in the crowded—and often fickle—retailers-to-teens segment. Jabil Circuit saw its share price drop after the company missed earnings estimates amid concerns that demand for Apple products was slowing.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio started building a position in capital markets company Ameriprise Financial in July 2013, shifting to an overweight position in September because, in our opinion, the valuation became attractive while sentiment and momentum scores held up. The Portfolio started purchasing shares of office electronics company Xerox in March 2013 and, and by the end of the reporting period, increased the position

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	Alpha is a measure of risk-adjusted performance in relation to a benchmark. The risk-adjusted performance of a portfolio is compared with the performance of a benchmark, and any excess return (positive or negative) is the portfolio’s alpha.

M-334	MainStay VP Mid Cap Core Portfolio

to as fully overweight as our model would allow. According to our model, the stock’s return potential increased on the basis of attractive valuation, sentiment and momentum readings.

The Portfolio sold shares of specialty chemicals company Sherwin-Williams through much of 2013, completely exiting the position in October. Our stock selection model deemed Sherwin-Williams expensive, and the company’s momentum and sentiment scores progressively deteriorated. Shares of health care REIT HCP were also liquidated during the reporting period. Our model gave HCP poor rankings for momentum and valuation.

How did the Portfolio’s sector weightings change during the reporting period?

Industrials saw the most substantial increase in relative sector weighting during the reporting period. The Portfolio moved from a significantly underweight position relative to the Russell Midcap® Index to a posi- tion that was modestly underweight. The increase resulted from purchases of stocks in electrical components, human resources & employment, and air-lines. The Portfolio added to an already overweight position in information technology through purchases in computer hardware, semiconductors and office electronics companies.

Health care saw the most substantial decrease in relative sector weighting, as the Portfolio moved from a significantly overweight position relative to the Russell Midcap® Index to a neutral position. The decrease resulted from trimming biotechnology and health care equipment stocks. Materials exposure went from a neutral position relative to the benchmark to an underweight position, as the Portfolio disposed of some chemicals stocks.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2013, the Portfolio was most significantly overweight relative to the Russell Midcap® Index in the information technology sector, followed by consumer discretionary. While exposure to information technology increased during the reporting period, the position in consumer discretionary remained relatively stable. As of the same date, the Portfolio was most significantly underweight in the utilities and financials sectors. The Portfolio’s stance on these sectors remained consistently negative throughout the reporting period.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-335

Portfolio of Investments December 31, 2013

	Shares	Value
Common Stocks 98.4%†
Aerospace & Defense 0.8%
Exelis, Inc.	8,536	$162,696
Huntington Ingalls Industries, Inc.	15,253	1,372,923
Spirit AeroSystems Holdings, Inc. Class A (a)	150,444	5,127,131

		6,662,750

Airlines 3.5%
Alaska Air Group, Inc.	67,906	4,982,263
Copa Holdings S.A. Class A	32,534	5,209,019
♦Delta Air Lines, Inc.	271,753	7,465,055
Southwest Airlines Co.	333,248	6,278,392
United Continental Holdings, Inc. (a)	118,899	4,497,949

		28,432,678

Auto Components 1.5%
Delphi Automotive PLC	41,851	2,516,501
Goodyear Tire & Rubber Co. (The)	228,739	5,455,425
Lear Corp.	48,229	3,905,102

		11,877,028

Automobiles 0.0%‡
Thor Industries, Inc.	4,014	221,693

Beverages 0.9%
Coca-Cola Enterprises, Inc.	73,165	3,228,772
Dr. Pepper Snapple Group, Inc.	77,228	3,762,548

		6,991,320

Biotechnology 1.3%
Cubist Pharmaceuticals, Inc. (a)	58,122	4,002,862
United Therapeutics Corp. (a)	53,625	6,063,915
Vertex Pharmaceuticals, Inc. (a)	8,182	607,923

		10,674,700

Capital Markets 2.5%
♦Ameriprise Financial, Inc.	65,261	7,508,278
Artisan Partners Asset Management, Inc.	65,774	4,287,807
Lazard, Ltd. Class A	119,636	5,421,904
LPL Financial Holdings, Inc.	62,015	2,916,565
Raymond James Financial, Inc.	6,507	339,600

		20,474,154

Chemicals 0.9%
CF Industries Holdings, Inc.	18,496	4,310,308
Eastman Chemical Co.	3,876	312,793
Scotts Miracle-Gro Co. (The) Class A	37,167	2,312,531

		6,935,632

Commercial Banks 0.7%
CIT Group, Inc.	42,651	2,223,397
Comerica, Inc.	23,181	1,102,025

	Shares	Value
Commercial Banks (continued)
Fifth Third Bancorp	65,886	$1,385,582
KeyCorp	71,455	958,926

		5,669,930

Commercial Services & Supplies 1.4%
ADT Corp. (The)	15,707	635,662
Pitney Bowes, Inc.	215,028	5,010,153
R.R. Donnelley & Sons Co.	266,083	5,396,163

		11,041,978

Communications Equipment 1.6%
Brocade Communications Systems, Inc. (a)	566,855	5,028,004
EchoStar Corp. Class A (a)	13,803	686,285
Harris Corp.	80,737	5,636,250
Polycom, Inc. (a)	179,728	2,018,345

		13,368,884

Computers & Peripherals 3.0%
Lexmark International, Inc. Class A	129,964	4,616,321
NetApp, Inc.	152,160	6,259,862
SanDisk Corp.	93,883	6,622,507
♦Western Digital Corp.	84,586	7,096,766

		24,595,456

Construction & Engineering 0.5%
AECOM Technology Corp. (a)	145,159	4,272,029

Containers & Packaging 1.1%
Packaging Corporation of America	56,041	3,546,274
Rock-Tenn Co. Class A	7,581	796,081
Sealed Air Corp.	134,633	4,584,254

		8,926,609

Diversified Consumer Services 1.1%
Apollo Education Group, Inc. (a)	54,844	1,498,338
DeVry Education Group, Inc.	75,374	2,675,777
Graham Holdings Co. Class B	7,308	4,847,543

		9,021,658

Diversified Financial Services 3.1%
Interactive Brokers Group, Inc. Class A	166,295	4,047,620
IntercontinentalExchange Group, Inc.	5,751	1,293,515
Leucadia National Corp.	27,574	781,447
♦McGraw Hill Financial, Inc.	96,603	7,554,355
Moody’s Corp.	84,921	6,663,751
NASDAQ OMX Group, Inc. (The)	122,258	4,865,868

		25,206,556

Diversified Telecommunication Services 0.8%
Frontier Communications Corp.	1,042,690	4,848,509
tw telecom, Inc. (a)	25,234	768,880

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2013, excluding short-term investment. May be subject to change daily.

M-336	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services (continued)
Windstream Holdings, Inc.	109,884	$876,874

		6,494,263

Electric Utilities 1.0%
Edison International	122,401	5,667,166
PPL Corp.	10,350	311,432
Xcel Energy, Inc.	81,110	2,266,213

		8,244,811

Electrical Equipment 0.8%
Regal-Beloit Corp.	208	15,334
Rockwell Automation, Inc.	56,494	6,675,331

		6,690,665

Electronic Equipment, Instruments & Components 0.9%
CDW Corp.	58,293	1,361,725
FLIR Systems, Inc.	65,754	1,979,195
Jabil Circuit, Inc.	184,913	3,224,883
Vishay Intertechnology, Inc. (a)	31,908	423,100

		6,988,903

Energy Equipment & Services 2.6%
Helmerich & Payne, Inc.	54,931	4,618,599
Nabors Industries, Ltd.	157,767	2,680,461
Oil States International, Inc. (a)	47,735	4,855,604
Patterson-UTI Energy, Inc.	195,079	4,939,400
RPC, Inc.	248,024	4,427,229

		21,521,293

Food & Staples Retailing 1.5%
♦Kroger Co. (The)	176,558	6,979,338
Safeway, Inc.	161,444	5,258,231

		12,237,569

Food Products 0.5%
Bunge, Ltd.	44,828	3,680,827
Tyson Foods, Inc. Class A	5,076	169,843

		3,850,670

Gas Utilities 0.1%
UGI Corp.	21,102	874,889

Health Care Equipment & Supplies 1.4%
Alere, Inc. (a)	317	11,475
Boston Scientific Corp. (a)	550,824	6,620,905
C.R. Bard, Inc.	693	92,820
Edwards Lifesciences Corp. (a)	276	18,150
Hill-Rom Holdings, Inc.	103,145	4,264,014
Zimmer Holdings, Inc.	1,697	158,144

		11,165,508

Health Care Providers & Services 5.2%
AmerisourceBergen Corp.	65,527	4,607,203

	Shares	Value
Health Care Providers & Services (continued)
♦Cardinal Health, Inc.	112,717	$7,530,623
Community Health Systems, Inc. (a)	3,686	144,749
DaVita HealthCare Partners, Inc. (a)	50,133	3,176,928
HCA Holdings, Inc. (a)	131,546	6,276,060
Health Net, Inc. (a)	77,527	2,300,226
Henry Schein, Inc. (a)	4,385	501,030
Humana, Inc.	14,599	1,506,909
Laboratory Corporation of America Holdings (a)	23,685	2,164,098
LifePoint Hospitals, Inc. (a)	721	38,098
Omnicare, Inc.	76,361	4,609,150
Tenet Healthcare Corp. (a)	43,197	1,819,458
Universal Health Services, Inc. Class B	37,622	3,057,164
VCA Antech, Inc. (a)	154,831	4,855,500

		42,587,196

Hotels, Restaurants & Leisure 4.0%
Bally Technologies, Inc. (a)	64,110	5,029,429
Brinker International, Inc.	102,614	4,755,133
International Game Technology	261,635	4,751,292
MGM Resorts International (a)	231,526	5,445,491
Six Flags Entertainment Corp.	8,752	322,249
Wendy’s Co. (The)	247,790	2,160,729
Wyndham Worldwide Corp.	55,283	4,073,804
Wynn Resorts, Ltd.	33,095	6,427,380

		32,965,507

Household Durables 0.1%
PulteGroup, Inc.	31,837	648,520
Whirlpool Corp.	876	137,409

		785,929

Household Products 0.3%
Energizer Holdings, Inc.	25,158	2,723,102

Independent Power Producers & Energy Traders 0.7%
AES Corp. (The)	380,416	5,519,836

Insurance 5.4%
Alleghany Corp. (a)	500	199,980
American National Insurance Co.	2,424	277,645
Aon PLC	1,390	116,607
Arch Capital Group, Ltd. (a)	250	14,923
Assurant, Inc.	25,193	1,672,059
Axis Capital Holdings, Ltd.	105,806	5,033,192
Endurance Specialty Holdings, Ltd.	5,512	323,389
Everest Re Group, Ltd.	21,513	3,353,231
Fidelity National Financial, Inc. Class A	67,954	2,205,107
Genworth Financial, Inc. Class A (a)	298,943	4,642,585
Lincoln National Corp.	119,245	6,155,427
PartnerRe, Ltd.	37,840	3,989,471
Progressive Corp. (The)	19,424	529,693

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-337

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
Insurance (continued)
Protective Life Corp.	76,873	$3,894,386
StanCorp Financial Group, Inc.	73,057	4,840,026
Unum Group	127,984	4,489,679
Validus Holdings, Ltd.	59,656	2,403,540

		44,140,940

Internet & Catalog Retail 1.0%
Expedia, Inc.	82,700	5,760,882
Liberty Interactive Corp. Class A (a)	84,925	2,492,549

		8,253,431

Internet Software & Services 2.1%
Akamai Technologies, Inc. (a)	28,086	1,325,097
AOL, Inc. (a)	91,925	4,285,544
IAC / InterActiveCorp	82,035	5,634,984
VeriSign, Inc. (a)	95,638	5,717,240

		16,962,865

IT Services 3.4%
Alliance Data Systems Corp. (a)	1,332	350,223
Booz Allen Hamilton Holding Corp.	90,964	1,741,960
Computer Sciences Corp.	100,843	5,635,107
CoreLogic, Inc. (a)	136,987	4,867,148
DST Systems, Inc.	53,453	4,850,325
Genpact, Ltd. (a)	158,764	2,916,495
Vantiv, Inc. Class A (a)	41,585	1,356,087
Western Union Co. (The)	334,134	5,763,811

		27,481,156

Life Sciences Tools & Services 0.6%
Agilent Technologies, Inc.	51,759	2,960,097
Covance, Inc. (a)	301	26,506
Quintiles Transnational Holdings, Inc. (a)	32,631	1,512,121

		4,498,724

Machinery 2.2%
AGCO Corp.	11,018	652,155
Colfax Corp. (a)	104	6,624
Dover Corp.	49,601	4,788,481
Ingersoll-Rand PLC	19,884	1,224,854
Manitowoc Co., Inc. (The)	53,249	1,241,767
Oshkosh Corp.	99,474	5,011,500
PACCAR, Inc.	1,514	89,583
Pentair, Ltd.	14,667	1,139,186
Trinity Industries, Inc.	76,911	4,193,188

		18,347,338

Media 3.4%
Cablevision Systems Corp. Class A	136,089	2,440,076
Charter Communications, Inc. Class A (a)	42,532	5,816,676
Cinemark Holdings, Inc.	10,432	347,699
Clear Channel Outdoor Holdings, Inc. Class A	13,942	141,372

	Shares	Value
Media (continued)
DISH Network Corp. Class A (a)	110,208	$6,383,247
Gannett Co., Inc.	191,612	5,667,883
John Wiley & Sons, Inc. Class A	11,107	613,106
Liberty Media Corp. Class A (a)	13,959	2,044,296
Regal Entertainment Group Class A	233,136	4,534,495

		27,988,850

Metals & Mining 0.7%
Cliffs Natural Resources, Inc.	5,379	140,983
Steel Dynamics, Inc.	135,242	2,642,629
United States Steel Corp.	105,356	3,108,002

		5,891,614

Multi-Utilities 1.0%
CenterPoint Energy, Inc.	6,992	162,075
Consolidated Edison, Inc.	26,782	1,480,509
DTE Energy Co.	60,619	4,024,495
Public Service Enterprise Group, Inc.	81,801	2,620,904

		8,287,983

Multiline Retail 0.7%
Big Lots, Inc. (a)	63,155	2,039,275
Macy’s, Inc.	64,297	3,433,460

		5,472,735

Office Electronics 0.8%
♦Xerox Corp.	550,121	6,694,972

Oil, Gas & Consumable Fuels 3.4%
Chesapeake Energy Corp.	199,402	5,411,770
CVR Energy, Inc.	45,923	1,994,436
Energen Corp.	3,304	233,758
HollyFrontier Corp.	38,557	1,915,897
Kosmos Energy, Ltd. (a)	261,126	2,919,389
Laredo Petroleum Holdings, Inc. (a)	3,751	103,865
Murphy Oil Corp.	26,386	1,711,924
Newfield Exploration Co. (a)	8,432	207,680
Noble Energy, Inc.	3,325	226,466
PBF Energy, Inc. Class A	73,286	2,305,578
SandRidge Energy, Inc. (a)	35,530	215,667
SM Energy Co.	58,719	4,880,136
Southwestern Energy Co. (a)	81,536	3,206,811
Tesoro Corp.	23,406	1,369,251
Whiting Petroleum Corp. (a)	2,917	180,475
WPX Energy, Inc. (a)	44,083	898,411

		27,781,514

Paper & Forest Products 1.1%
Domtar Corp.	52,981	4,998,228
International Paper Co.	77,768	3,812,965

		8,811,193

Personal Products 1.4%
Herbalife, Ltd.	71,525	5,629,017

M-338	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Personal Products (continued)
Nu Skin Enterprises, Inc. Class A	42,913	$5,931,435

		11,560,452

Pharmaceuticals 3.4%
♦Actavis PLC (a)	50,214	8,435,952
Endo Health Solutions, Inc. (a)	81,503	5,498,192
Jazz Pharmaceuticals PLC (a)	44,923	5,685,455
♦Mylan, Inc. (a)	154,090	6,687,506
Perrigo Co. PLC	626	96,066
Zoetis, Inc.	50,705	1,657,547

		28,060,718

Professional Services 1.9%
ManpowerGroup, Inc.	63,466	5,449,191
Robert Half International, Inc.	106,640	4,477,813
Towers Watson & Co. Class A	45,626	5,822,334

		15,749,338

Real Estate Investment Trusts 4.2%
Apartment Investment & Management Co. Class A	19,687	510,090
Boston Properties, Inc.	13,445	1,349,475
CBL & Associates Properties, Inc.	225,346	4,047,214
Equity Lifestyle Properties, Inc.	32,241	1,168,091
Federal Realty Investment Trust	409	41,477
Health Care REIT, Inc.	6,161	330,045
Host Hotels & Resorts, Inc.	217,606	4,230,261
Kimco Realty Corp.	1,709	33,753
OMEGA Healthcare Investors, Inc.	85,711	2,554,188
Plum Creek Timber Co., Inc.	3,509	163,204
Regency Centers Corp.	6,727	311,460
Senior Housing Properties Trust	11,811	262,558
Tanger Factory Outlet Centers, Inc.	5,119	163,910
Ventas, Inc.	113,724	6,514,111
Vornado Realty Trust	73,856	6,557,674
Weyerhaeuser Co.	204,722	6,463,073

		34,700,584

Real Estate Management & Development 0.0%‡
CBRE Group, Inc. Class A (a)	8,625	226,837

Road & Rail 1.5%
AMERCO (a)	18,460	4,390,527
Avis Budget Group, Inc. (a)	133,938	5,413,774
Con-way, Inc.	67,399	2,676,414

		12,480,715

Semiconductors & Semiconductor Equipment 2.1%
First Solar, Inc. (a)	81,419	4,448,734
Marvell Technology Group, Ltd.	195,819	2,815,877
Maxim Integrated Products, Inc.	661	18,449
Micron Technology, Inc. (a)	82,978	1,805,601

	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	265,529	$4,253,775
Skyworks Solutions, Inc. (a)	138,057	3,942,908

		17,285,344

Software 2.5%
Activision Blizzard, Inc.	282,684	5,040,256
Citrix Systems, Inc. (a)	84,854	5,367,015
Intuit, Inc.	45,721	3,489,427
Symantec Corp.	282,268	6,655,879

		20,552,577

Specialty Retail 5.7%
Advance Auto Parts, Inc.	51,513	5,701,459
Ascena Retail Group, Inc. (a)	225,135	4,763,857
AutoZone, Inc. (a)	316	151,029
Bed Bath & Beyond, Inc. (a)	15,859	1,273,478
Best Buy Co., Inc.	142,021	5,663,797
CST Brands, Inc.	135,605	4,979,416
DSW, Inc. Class A	33,265	1,421,413
GameStop Corp. Class A	102,528	5,050,529
Gap, Inc. (The)	104,742	4,093,317
Guess?, Inc.	139,382	4,330,599
O’Reilly Automotive, Inc. (a)	11,561	1,488,016
PetSmart, Inc.	49,940	3,633,135
Staples, Inc.	267,463	4,249,987

		46,800,032

Textiles, Apparel & Luxury Goods 2.3%
Coach, Inc.	102,769	5,768,424
Deckers Outdoor Corp. (a)	54,771	4,625,959
Fossil Group, Inc. (a)	3,324	398,681
Hanesbrands, Inc.	76,146	5,350,779
VF Corp.	47,068	2,934,219

		19,078,062

Thrifts & Mortgage Finance 0.6%
Ocwen Financial Corp. (a)	93,632	5,191,894

Tobacco 0.8%
♦Lorillard, Inc.	136,157	6,900,437

Trading Companies & Distributors 1.3%
MRC Global, Inc. (a)	149,040	4,808,030
United Rentals, Inc. (a)	74,185	5,782,721

		10,590,751

Wireless Telecommunication Services 1.1%
Crown Castle International Corp. (a)	33,824	2,483,696
Telephone & Data Systems, Inc.	163,047	4,203,352
United States Cellular Corp.	53,979	2,257,402

		8,944,450

Total Common Stocks (Cost $641,780,909)		805,758,702

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-339

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Exchange-Traded Funds 1.4% (b)
S&P 500 Index—SPDR Trust Series 1	31,043	$5,732,711
S&P Midcap 400 Index—Midcap SPDR Trust Series 1	23,446	5,725,513

Total Exchange-Traded Funds (Cost $10,580,928)		11,458,224

	Principal Amount
Short-Term Investment 0.2%
Repurchase Agreement 0.2%
State Street Bank and Trust Co. 0.00%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $1,399,673 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $1,570,000 and a Market Value of $1,429,195)	$1,399,673	1,399,673

Total Short-Term Investment (Cost $1,399,673)		1,399,673

Total Investments (Cost $653,761,510) (c)	100.0%	818,616,599
Other Assets, Less Liabilities	(0.0)‡	(190,694)
Net Assets	100.0%	$818,425,905
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.
(c)	As of December 31, 2013, cost is $656,452,343 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$164,413,019
Gross unrealized depreciation	(2,248,763)

Net unrealized appreciation	$162,164,256

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$805,758,702	$—	$—	$805,758,702
Exchange-Traded Funds	11,458,224	—	—	11,458,224
Short-Term Investment
Repurchase Agreement	—	1,399,673	—	1,399,673

Total Investments in Securities	$817,216,926	$1,399,673	$—	$818,616,599

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-340	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $653,761,510)	$818,616,599
Cash	2,257
Receivables:
Investment securities sold	2,029,888
Fund shares sold	1,339,561
Dividends and interest	826,430

Total assets	822,814,735

Liabilities
Payables:
Investment securities purchased	2,991,917
Fund shares redeemed	684,928
Manager (See Note 3)	545,748
NYLIFE Distributors (See Note 3)	86,727
Shareholder communication	40,362
Professional fees	31,591
Custodian	3,724
Trustees	750
Accrued expenses	3,083

Total liabilities	4,388,830

Net assets	$818,425,905

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$50,826
Additional paid-in capital	525,934,048

525,934,874
Undistributed net investment income	3,895,461
Accumulated net realized gain (loss) on investments	123,740,481
Net unrealized appreciation (depreciation) on investments	164,855,089

Net assets	$818,425,905

Initial Class
Net assets applicable to outstanding shares	$397,963,987

Shares of beneficial interest outstanding	24,595,332

Net asset value per share outstanding	$16.18

Service Class
Net assets applicable to outstanding shares	$420,461,918

Shares of beneficial interest outstanding	26,230,360

Net asset value per share outstanding	$16.03

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-341

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$10,424,156
Interest	72

Total income	10,928,703

Expenses
Manager (See Note 3)	5,670,179
Distribution and service—Service Class (See Note 3)	876,701
Shareholder communication	108,777
Professional fees	64,917
Custodian	28,122
Trustees	12,862
Miscellaneous	19,560

Total expenses before waiver/reimbursement	6,781,118
Expense waiver/reimbursement from Manager (See Note 3)	(213,462)

Net expenses	6,567,656

Net investment income (loss)	3,856,572

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	129,088,432
Net change in unrealized appreciation (depreciation) on investments	96,025,030

Net realized and unrealized gain (loss) on investments	225,113,462

Net increase (decrease) in net assets resulting from operations	$228,970,034

(a)	Dividends recorded net of foreign withholding taxes in the amount of $722.

M-342	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2013 and December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,856,572	$6,966,529
Net realized gain (loss) on investments	129,088,432	47,420,938
Net change in unrealized appreciation (depreciation) on investments	96,025,030	34,681,767

Net increase (decrease) in net assets resulting from operations	228,970,034	89,069,234

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(3,655,512)	(1,800,386)
Service Class	(3,087,497)	(1,444,408)

	(6,743,009)	(3,244,794)

From net realized gain on investments:
Initial Class	(21,796,087)	(18,994,762)
Service Class	(22,599,150)	(22,948,043)

	(44,395,237)	(41,942,805)

Total dividends and distributions to shareholders	(51,138,246)	(45,187,599)

Capital share transactions:
Net proceeds from sale of shares	188,755,227	50,029,189
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	51,138,246	45,187,599
Cost of shares redeemed	(114,030,160)	(187,346,420)

Increase (decrease) in net assets derived from capital share transactions	125,863,313	(92,129,632)

Net increase (decrease) in net assets	303,695,101	(48,247,997)

Net Assets
Beginning of year	514,730,804	562,978,801

End of year	$818,425,905	$514,730,804

Undistributed net investment income at end of year	$3,895,461	$6,790,770

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-343

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$12.23	$11.40	$11.87	$9.63	$7.07

Net investment income (loss)	0.12 (a)	0.17 (a)	0.08 (a)	0.10	0.07 (a)
Net realized and unrealized gain (loss) on investments	4.93	1.80	(0.44)	2.18	2.54

Total from investment operations	5.05	1.97	(0.36)	2.28	2.61

Less dividends and distributions:
From net investment income	(0.16)	(0.10)	(0.11)	(0.04)	(0.05)
From net realized gain on investments	(0.94)	(1.04)	—	—	—

Total dividends and distributions	(1.10)	(1.14)	(0.11)	(0.04)	(0.05)

Net asset value at end of year	$16.18	$12.23	$11.40	$11.87	$9.63

Total investment return	42.18%	17.52%	(2.99%)	23.64%	36.93%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.79%	1.38%	0.63%	0.86%	0.84%
Net expenses	0.85%	0.89%	0.90%	0.90%	0.94%
Expenses (before waiver/reimbursement)	0.89%	—	—	—	—
Portfolio turnover rate	167%	186%	161%	169%	192%
Net assets at end of year (in 000’s)	$397,964	$231,959	$295,511	$417,904	$348,595

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$12.13	$11.31	$11.78	$9.57	$7.02

Net investment income (loss)	0.08 (a)	0.15 (a)	0.05 (a)	0.07	0.05 (a)
Net realized and unrealized gain (loss) on investments	4.89	1.78	(0.44)	2.17	2.52

Total from investment operations	4.97	1.93	(0.39)	2.24	2.57

Less dividends and distributions:
From net investment income	(0.13)	(0.07)	(0.08)	(0.03)	(0.02)
From net realized gain on investments	(0.94)	(1.04)	—	—	—

Total dividends and distributions	(1.07)	(1.11)	(0.08)	(0.03)	(0.02)

Net asset value at end of year	$16.03	$12.13	$11.31	$11.78	$9.57

Total investment return	41.82%	17.22%	(3.23%)	23.33%	36.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.53%	1.26%	0.39%	0.61%	0.61%
Net expenses	1.10%	1.14%	1.15%	1.15%	1.19%
Expenses (before waiver/reimbursement)	1.14%	—	—	—	—
Portfolio turnover rate	167%	186%	161%	169%	192%
Net assets at end of year (in 000’s)	$420,462	$282,772	$267,468	$299,601	$256,533

(a)	Per share data based on average shares outstanding during the year.

M-344	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2013

Class	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	19.12%	13.72%	6.97%	1.01%
Service Class Shares	18.82	13.45	6.71	1.26

Benchmark Performance	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	32.39%	17.94%	7.17%
MSCI EAFE® Index[3]	22.78	12.44	4.12
Barclays U.S. Aggregate Bond Index[3]	–2.02	4.44	4.94
Moderate Allocation Composite Index[3]	16.70	12.22	6.36
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[4]	14.27	12.12	4.95

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-345

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,115.10	$0.16	$1,025.10	$0.15

Service Class Shares	$1,000.00	$1,113.70	$1.49	$1,023.80	$1.43

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-346	MainStay VP Moderate Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-351 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

mainstayinvestments.com	M-347

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Allocation Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP Moderate Allocation Portfolio returned 19.12% for Initial Class shares and 18.82% for Service Class shares. Over the same period, both share classes underperformed the 32.39% return of the S&P 500® Index,2 which is the Portfolio’s broad-based securities-market index, and the 22.78% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Over the same period, both share classes outperformed the –2.02% return of the Barclays U.S. Aggregate Bond Index2 and the 16.70% return of the Moderate Allocation Composite Index,2 which are additional benchmarks of the Portfolio. Both share classes also outperformed the 14.27% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Moderate Portfolio for the 12 months ended December 31, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s substantial allocation to Underlying Portfolios/Funds that invest in fixed-income securities—accounted for many of the challenges the Portfolio experienced in terms of relative performance. Fixed-income securities generally underperformed equities during the reporting period.

The Portfolio’s performance was strong compared to its peers and the Conservative Allocation Composite Index. Much of those excess returns were a product of our asset allocation decisions. We maintained a bias favoring stocks over bonds in varying measure over most of the reporting period. This bias contributed substantially to the Portfolio’s performance. Well-

timed preferences for small companies over large

companies and growth stocks over value stocks provided positive results. Much of the gain, however, was offset by overweight positions in emerging-market equities. Within the fixed-income portion of the Portfolio, exposure to speculative-grade credit instruments was rewarded, while defensive positioning against a potential rise in interest rates helped shield against losses in the high-grade part of the Portfolio.

Although asset-class positioning added substantially to returns, performance among the Underlying Portfolios/Funds in which the Portfolio invested was mixed. Among the larger holdings that enjoyed particularly strong performance were MainStay U.S. Equity Opportunities Fund, MainStay Epoch U.S. All Cap Fund and MainStay VP Unconstrained Bond Portfolio.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.3 We also examined the attributes of the Underlying Portfolios’/Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Portfolio’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes. First, our focus shifted from securities of large-cap companies toward securities of smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we placed an increasing emphasis on growth over value because we anticipated that the quest for yield that has marked the past couple of years would morph into a quest for growth. Both strategies were modestly profitable during the reporting period.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-348	MainStay VP Moderate Allocation Portfolio

In the fixed-income portion of the Portfolio, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index because we believe that interest rates will rise as the economy gains strength and the Federal Reserve gradually disengages from its direct security purchases, widely known as quantitative easing. We also maintained the Portfolio’s tilt that favored corporate bonds over government-backed securities—a preference that has been in place for the last couple of years. This positioning reflects our enduring view that corporations have improved the quality of their balance sheets significantly by reducing leverage, accumulating cash and controlling operating costs. We anticipate that corporate default rates may remain quite low for some time, which could make the higher yields available on corporate bonds attractive.

How did the Portfolio’s allocations change over the course of the reporting period?

The most significant change was a shift from focusing on large-cap stocks to owning more stocks of small- and mid-cap companies. This strategy was visible in a large increase in allocations to MainStay VP Eagle Small Cap Growth Portfolio, MainStay VP U.S. Small Cap Portfolio and MainStay Epoch U.S. All Cap Fund. These increases were primarily funded from sales of MainStay MAP Fund, MainStay VP Large Cap Growth Portfolio and MainStay U.S. Equity Opportunities Fund. Our shift from value to growth was seen in a substantial new position in MainStay VP Cornerstone Growth Portfolio. A new position in a long/short portfolio, MainStay VP Marketfield Portfolio, was also noteworthy, as was our slight shift back into international stocks with a new position in MainStay Emerging Markets Opportunities Fund and increased exposure to MainStay ICAP International Fund.

In the fixed-income portion of the Portfolio, we shifted assets from MainStay VP Floating Rate Portfolio and MainStay VP Unconstrained Bond Portfolio into a new position in MainStay Short Duration High Yield Fund. We also established a new position in MainStay High Yield Municipal Bond Fund. We believed that prices in the high-yield municipal market might have overreacted to news of the Detroit bankruptcy filing and financial troubles in Puerto Rico.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Portfolios/Funds in which the Portfolio invested, MainStay VP Mid Cap Core Portfolio had the highest total return in 2013, followed by MainStay U.S. Equity Opportunities Fund and MainStay VP U.S. Small Cap Portfolio. The only Underlying Equity Portfolio/Fund that generated a negative total return was MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio. The next-lowest total returns came from MainStay VP International Equity Portfolio and MainStay VP Marketfield Portfolio.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

Contributions reflect the performance of the Underlying Portfolios/Funds and the size of the positions held. Large positive contributions can therefore come from significant positions in Underlying Portfolios/Funds that do reasonably well or from smaller positions in Underlying Portfolios/Funds that do exceptionally well. During the reporting period, the Portfolio had many of its largest holdings in Underlying Portfolios/Funds that performed very well. On that list were MainStay U.S. Equity Opportunities Fund, MainStay MAP Fund and MainStay VP Large Cap Growth Portfolio. The only Underlying Portfolio/Fund with negative performance was MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio. Other than that, weaker contributions tended to come from holdings with smaller allocations. Among these were MainStay VP ICAP Select Equity Portfolio and MainStay VP Marketfield Portfolio.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Yields on U.S. Treasury bonds rose significantly on signs of a strengthening economy and investors’ growing expectation that the Federal Reserve would gradually back away from stimulative monetary policy. At the same time, absolute yields on speculative-grade credit instruments fell, implying a significant

mainstayinvestments.com	M-349

compression of the spread4 to U.S. Treasury securities. This occurred against a backdrop of improving corporate financial health and significant net inflows to mutual funds and exchange-traded funds that invest in credit instruments.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

Domestic credit markets and short-duration securities were the strongest performers amid signs of economic improvement. For much the same reason, high-grade long-duration bonds provided poor performance.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

In the fixed-income portion of the Portfolio, the largest positive contribution came from MainStay VP Floating Rate Bond Portfolio, which benefited from a short duration and a speculative profile. This was followed by smaller positions in MainStay VP Unconstrained Bond Portfolio and MainStay VP High Yield Corporate Bond Portfolio. Detracting from performance were positions in MainStay VP Bond Portfolio, MainStay Intermediate Term Bond Fund and MainStay High Yield Municipal Bond Fund.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-350	MainStay VP Moderate Allocation Portfolio

Portfolio of Investments December 31, 2013

	Shares	Value
Affiliated Investment Companies 100.0%†
Equity Funds 60.4%
Mainstay Emerging Markets Opportunities Fund Class I (a)	715,601	$6,927,014
MainStay Epoch Global Choice Fund Class I (a)	1,644,025	33,883,353
MainStay Epoch U.S. All Cap Fund Class I (a)	2,668,073	75,026,208
MainStay ICAP Equity Fund Class I	833,845	43,243,178
MainStay ICAP International Fund Class I	1,042,136	37,475,223
MainStay International Opportunities Fund Class I (a)	3,425,780	30,934,791
MainStay MAP Fund Class I (a)	1,786,381	80,065,609
MainStay U.S. Equity Opportunities Fund Class I (a)	6,870,715	58,332,369
MainStay VP Cornerstone Growth Portfolio Initial Class (a)(b)	857,402	29,316,177
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class (a)	803,050	7,627,442
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	2,438,578	31,873,195
MainStay VP International Equity Portfolio Initial Class (a)	892,558	12,328,051
MainStay VP Large Cap Growth Portfolio Initial Class (a)	4,039,930	92,245,406
MainStay VP Marketfield Portfolio Initial Class (a)(b)	1,931,218	21,537,627
MainStay VP Mid Cap Core Portfolio Initial Class	1,162,369	18,807,670
MainStay VP S&P 500 Index Portfolio Initial Class	270,967	10,184,093
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	4,029,625	55,500,491
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	1,792,305	24,697,360

Total Equity Funds (Cost $561,290,182)		670,005,257

Fixed Income Funds 39.6%
MainStay High Yield Municipal Bond Fund Class I	1,022,570	10,972,177
MainStay Intermediate Term Bond Fund Class I (a)	4,170,729	44,293,138
MainStay Short Duration High Yield Fund Class I (a)	2,214,664	22,345,957
MainStay VP Bond Portfolio Initial Class (a)	12,999,180	182,026,618
MainStay VP Cash Management Portfolio Initial Class (a)	49,036,299	49,040,075
MainStay VP Floating Rate Portfolio Initial Class (a)	7,619,426	71,098,751

	Shares	Value
Fixed Income Funds (continued)
MainStay VP High Yield Corporate Bond Portfolio Initial Class	2,179,214	$22,358,678
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	3,622,228	37,372,663

Total Fixed Income Funds (Cost $447,585,822)		439,508,057

Total Investments (Cost $1,008,876,004) (c)	100.0%	1,109,513,314
Other Assets, Less Liabilities	(0.0)‡	(220,392)
Net Assets	100.0%	$1,109,292,922

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of December 31, 2013, cost is $1,011,295,636 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$108,932,551
Gross unrealized depreciation	(10,714,873)

Net unrealized appreciation	$98,217,678

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-351

Portfolio of Investments December 31, 2013 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$670,005,257	$—	$—	$670,005,257
Fixed Income Funds	439,508,057	—	—	439,508,057

Total Investments	$1,109,513,314	$—	$—	$1,109,513,314

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-352	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in affiliated investment companies, at value (identified cost $1,008,876,004)	$1,109,513,314
Cash	704,992
Receivables:
Investment securities sold	1,209,132
Fund shares sold	792,646

Total assets	1,112,220,084

Liabilities
Payables:
Investment securities purchased	1,914,124
Fund shares redeemed	705,283
NYLIFE Distributors (See Note 3)	223,648
Shareholder communication	55,065
Professional fees	23,873
Trustees	1,252
Custodian	531
Accrued expenses	3,386

Total liabilities	2,927,162

Net assets	$1,109,292,922

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$88,488
Additional paid-in capital	957,060,772

957,149,260
Undistributed net investment income	23,449,947
Accumulated net realized gain (loss) on investments	28,056,405
Net unrealized appreciation (depreciation) on investments	100,637,310

Net assets	$1,109,292,922

Initial Class
Net assets applicable to outstanding shares	$37,868,822

Shares of beneficial interest outstanding	3,003,720

Net asset value per share outstanding	$12.61

Service Class
Net assets applicable to outstanding shares	$1,071,424,100

Shares of beneficial interest outstanding	85,484,722

Net asset value per share outstanding	$12.53

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-353

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$16,887,617

Expenses
Distribution and service—Service Class (See Note 3)	2,387,786
Shareholder communication	155,346
Professional fees	65,886
Trustees	19,888
Custodian	8,547
Miscellaneous	24,693

Total expenses	2,662,146

Net investment income (loss)	14,225,471

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	59,338,422
Realized capital gain distributions from affiliated investment companies	26,871,991

Net realized gain (loss) on investments from affiliated investment companies	86,210,413

Net change in unrealized appreciation (depreciation) on investments	69,220,765

Net realized and unrealized gain (loss) on investments	155,431,178

Net increase (decrease) in net assets resulting from operations	$169,656,649

M-354	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2013 and December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,225,471	$12,954,370
Net realized gain (loss) on investments from affiliated investment companies transactions	86,210,413	41,115,975
Net change in unrealized appreciation (depreciation) on investments	69,220,765	33,840,572

Net increase (decrease) in net assets resulting from operations	169,656,649	87,910,917

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(702,616)	(490,591)
Service Class	(18,003,159)	(11,865,785)

	(18,705,775)	(12,356,376)

From net realized gain on investments:
Initial Class	(1,137,301)	(1,845,798)
Service Class	(32,196,452)	(50,502,457)

	(33,333,753)	(52,348,255)

Total dividends and distributions to shareholders	(52,039,528)	(64,704,631)

Capital share transactions:
Net proceeds from sale of shares	171,356,179	176,450,578
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	52,039,528	64,704,631
Cost of shares redeemed	(86,576,182)	(81,394,039)

Increase (decrease) in net assets derived from capital share transactions	136,819,525	159,761,170

Net increase (decrease) in net assets	254,436,646	182,967,456

Net Assets
Beginning of year	854,856,276	671,888,820

End of year	$1,109,292,922	$854,856,276

Undistributed net investment income at end of year	$23,449,947	$18,705,759

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-355

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.16	$10.76	$10.90	$9.85	$8.30

Net investment income (loss)	0.20 (a)	0.21 (a)	0.21 (a)	0.21 (a)	0.20
Net realized and unrealized gain (loss) on investments	1.90	1.14	(0.12)	1.07	1.80

Total from investment operations	2.10	1.35	0.09	1.28	2.00

Less dividends and distributions:
From net investment income	(0.25)	(0.20)	(0.20)	(0.23)	(0.26)
From net realized gain on investments	(0.40)	(0.75)	(0.03)	—	(0.19)

Total dividends and distributions	(0.65)	(0.95)	(0.23)	(0.23)	(0.45)

Net asset value at end of year	$12.61	$11.16	$10.76	$10.90	$9.85

Total investment return	19.12%	12.61%	0.94%	13.09%	24.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.66%	1.88%	1.88%	2.10%	3.00%
Net expenses (b)	0.03%	0.03%	0.04%	0.05%	0.05%
Portfolio turnover rate	54%	55%	63%	37%	40%
Net assets at end of year (in 000’s)	$37,869	$29,575	$23,369	$24,136	$19,224

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.11	$10.71	$10.86	$9.82	$8.28

Net investment income (loss)	0.17 (a)	0.19 (a)	0.18 (a)	0.19 (a)	0.19
Net realized and unrealized gain (loss) on investments	1.87	1.14	(0.12)	1.06	1.78

Total from investment operations	2.04	1.33	0.06	1.25	1.97

Less dividends and distributions:
From net investment income	(0.22)	(0.18)	(0.18)	(0.21)	(0.24)
From net realized gain on investments	(0.40)	(0.75)	(0.03)	—	(0.19)

Total dividends and distributions	(0.62)	(0.93)	(0.21)	(0.21)	(0.43)

Net asset value at end of year	$12.53	$11.11	$10.71	$10.86	$9.82

Total investment return	18.82%	12.33%	0.69%	12.81%	23.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43%	1.65%	1.68%	1.89%	2.76%
Net expenses (b)	0.28%	0.28%	0.29%	0.30%	0.30%
Portfolio turnover rate	54%	55%	63%	37%	40%
Net assets at end of year (in 000’s)	$1,071,424	$825,281	$648,520	$572,578	$421,477

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-356	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2013

Class	One Year	Five Years	Since Inception (2/13/06)	Gross Expense Ratio[2]
Initial Class Shares	25.92%	15.93%	7.21%	1.09%
Service Class Shares	25.61	15.64	6.94	1.34

Benchmark Performance	One Year	Five Years	Since Inception (2/13/06)
S&P 500® Index[3]	32.39%	17.94%	7.17%
MSCI EAFE® Index[3]	22.78	12.44	4.12
Barclays U.S. Aggregate Bond Index[3]	–2.02	4.44	4.94
Moderate Growth Allocation Composite Index[3]	23.43	14.59	6.55
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[4]	19.36	13.98	5.10

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-357

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,147.20	$0.16	$1,025.10	$0.15

Service Class Shares	$1,000.00	$1,145.80	$1.51	$1,023.80	$1.43

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

M-358	MainStay VP Moderate Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-363 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

mainstayinvestments.com	M-359

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney and Poul Kristensen, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Growth Allocation Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP Moderate Growth Allocation Portfolio returned 25.92% for Initial Class shares and 25.61% for Service Class shares. Over the same period, both share classes underperformed the 32.39% return of the S&P 500® Index,2 which is the Portfolio’s broad-based securities-market index. Over the same period, both share classes outperformed the 22.78% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. Both share classes outperformed the –2.02% return of the Barclays U.S. Aggregate Bond Index2 and the 23.43% return of the Moderate Growth Allocation Composite Index2 during the reporting period. The Barclays U.S. Aggregate Bond Index and the Moderate Growth Allocation Composite Index are additional benchmarks of the Portfolio. Both share classes outperformed the 19.36% return of the average Lipper2 Variable Products Mixed-Asset Target Allocation Growth Portfolio for the 12 months ended December 31, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in other MainStay VP Portfolios and other funds managed by New York Life Investments (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in fixed-income securities or in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s substantial allocation to Underlying Portfolios/Funds that invest in fixed-income securities—accounted for many of the challenges the Portfolio experienced in terms of relative performance. Fixed-income securities generally underperformed equities during the reporting period.

The Portfolio’s performance was strong compared to its peers and the Conservative Allocation Composite Index. Much of those excess returns were a product of our asset allocation decisions. We maintained a bias favoring stocks over bonds in varying measure over most of the reporting period. This bias contributed substantially to the Portfolio’s performance. Well-timed preferences for small companies over large companies and growth stocks over value stocks provided positive results. Much of the gain, however, was offset by overweight positions in emerging-market equities. Within the fixed-income part of the Portfolio, exposure to speculative-grade credit instruments was rewarded, while defensive positioning against a potential rise in interest rates helped shield against losses in the high-grade part of the Portfolio.

Although asset-class positioning added substantially to returns, performance among the Underlying Portfolios/Funds in which the Portfolio invested was mixed. Among the larger holdings that enjoyed particularly strong performance were MainStay U.S. Equity Opportunities Fund, MainStay Epoch U.S. All Cap Fund and MainStay VP Unconstrained Bond Portfolio.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.3 We also examined the attributes of the Underlying Portfolios’/Funds’ holdings, such as valuation metrics, earnings data and technical indicators. Finally, we evaluated the historical success of the managers responsible for the Underlying Portfolios/Funds. Generally speaking, we seek to invest in Underlying Portfolios/Funds that occupy attractively valued segments of the market, invest in fairly priced securities and are steered by individuals who have consistently demonstrated capable management in the past.

The Portfolio’s allocations to stocks and bonds varied over the course of the reporting period in response to the changing environment. Within equities, we placed a mild emphasis on two themes. First, our focus shifted from securities of large-cap companies toward securities of smaller companies, which we believed would perform especially well during an uptick in global economic growth. Second, we placed an increasing

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

M-360	MainStay VP Moderate Growth Allocation Portfolio

emphasis on growth over value because we anticipated that the quest for yield that has marked the past couple of years would morph into a quest for growth. Both strategies were modestly profitable during the reporting period.

In the fixed-income portion of the Portfolio, we continued to maintain a shorter duration than the Barclays U.S. Aggregate Bond Index because we believe that interest rates will rise as the economy gains strength and the Federal Reserve gradually disengages from its direct security purchases, widely known as quantitative easing. We also maintained the Portfolio’s tilt that favored corporate bonds over government-backed securities—a preference that has been in place for the last couple of years. This positioning reflects our enduring view that corporations have improved the quality of their balance sheets significantly by reducing leverage, accumulating cash and controlling operating costs. We anticipate that corporate default rates may remain quite low for some time, which could make the higher yields available on corporate bonds attractive.

How did the Portfolio’s allocations change over the course of the reporting period?

The most significant change was a shift from focusing on large-cap stocks to owning more stocks of small- and mid-cap companies. This strategy was visible in a large increase in allocations to MainStay VP Eagle Small Cap Growth Portfolio, MainStay VP Mid Cap Core Portfolio and MainStay Epoch U.S. All Cap Fund. These increases were primarily funded from sales of MainStay MAP Fund, MainStay VP Large Cap Growth Portfolio, and MainStay U.S. Equity Opportunities Fund. Our shift from value to growth was seen in a substantial new position in MainStay VP Cornerstone Growth Portfolio. A new position in a long/short portfolio, MainStay VP Marketfield Portfolio, was also noteworthy, as was our slight shift back into international stocks with a new position in MainStay Emerging Markets Opportunities Fund and increased exposure to MainStay ICAP International Fund.

In the fixed-income portion of the Portfolio, we shifted assets from MainStay VP Floating Rate Portfolio and MainStay VP Unconstrained Bond Portfolio into a new position in MainStay Short Duration High Yield Fund. We also established a new position in MainStay High Yield Municipal Bond Fund. We believed that prices in the high-yield municipal market might have over-

reacted to news of the Detroit bankruptcy filing and financial troubles in Puerto Rico.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Among the Underlying Portfolios/Funds in which the Portfolio invested, MainStay VP Mid Cap Core Portfolio had the highest total return in 2013, followed by MainStay U.S. Equity Opportunities Fund and MainStay VP U.S. Small Cap Portfolio. The only Underlying Equity Portfolio/Fund that generated a negative total return was MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio. The next-lowest total returns came from MainStay VP International Equity Portfolio and MainStay VP Marketfield Portfolio.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

Contributions reflect the performance of the Underlying Portfolios/Funds and the size of the positions held. Large positive contributions can therefore come from significant positions in Underlying Portfolios/Funds that do reasonably well or from smaller positions in Underlying Portfolios/Funds that do exceptionally well. During the reporting period, the Portfolio had many of its largest holdings in Underlying Portfolios/Funds that performed very well. On that list were MainStay U.S. Equity Opportunities Fund, MainStay MAP Fund and MainStay VP Large Cap Growth Portfolio. The only Underlying Portfolio/Fund with negative performance was MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio. Other than that, weaker contributions tended to come from holdings with smaller allocations. Among these were MainStay VP ICAP Select Equity Portfolio and MainStay VP Marketfield Portfolio.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Yields on U.S. Treasury bonds rose significantly on signs of a strengthening economy and investors’ growing expectation that the Federal Reserve would gradually back away from stimulative monetary policy. At the same time, absolute yields on speculative-grade credit instruments fell, implying a significant

mainstayinvestments.com	M-361

compression of the spread4 to U.S. Treasury securities. This occurred against a backdrop of improving corporate financial health and significant net inflows to mutual funds and exchange-traded funds that invest in credit instruments.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

Domestic credit markets and short-duration securities were the strongest performers amid signs of economic improvement. For much the same reason, high-grade long-duration bonds provided poor performance.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

In the fixed-income portion of the Portfolio, the largest positive contribution came from MainStay VP Floating Rate Bond Portfolio, which benefited from a short duration and a speculative profile. This was followed by smaller positions in MainStay VP Unconstrained Bond Portfolio and MainStay VP High Yield Corporate Bond Portfolio. Detracting from performance were positions in MainStay Intermediate Term Bond Fund and MainStay High Yield Municipal Bond Fund.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-362	MainStay VP Moderate Growth Allocation Portfolio

Portfolio of Investments December 31, 2013

	Shares	Value
Affiliated Investment Companies 100.0%†
Equity Funds 80.1%
MainStay Emerging Markets Opportunities Fund Class I (a)	1,126,122	$10,900,863
MainStay Epoch Global Choice Fund Class I (a)	2,391,009	49,278,693
MainStay Epoch U.S. All Cap Fund Class I (a)	4,186,371	117,720,750
MainStay ICAP Equity Fund Class I (a)	1,402,136	72,714,751
MainStay ICAP International Fund Class I (a)	2,492,832	89,642,225
MainStay International Opportunities Fund Class I (a)	8,989,847	81,178,322
MainStay MAP Fund Class I (a)	3,418,281	153,207,343
MainStay U.S. Equity Opportunities Fund Class I (a)	14,488,705	123,009,103
MainStay VP Cornerstone Growth Portfolio Initial Class (a)(b)	1,496,152	51,156,242
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class (a)	1,567,914	14,892,199
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	6,984,495	91,290,157
MainStay VP International Equity Portfolio Initial Class (a)	2,279,454	31,483,934
MainStay VP Large Cap Growth Portfolio Initial Class (a)	6,594,026	150,564,166
MainStay VP Marketfield Portfolio Initial Class (a)(b)	2,887,540	32,202,895
MainStay VP Mid Cap Core Portfolio Initial Class (a)	3,821,362	61,831,425
MainStay VP S&P 500 Index Portfolio Initial Class	380,850	14,313,956
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	8,553,441	117,807,517
MainStay VP U.S. Small Cap Portfolio Initial Class (a)	6,017,587	82,920,335
MainStay VP Van Eck Global Hard Assets Portfolio Initial Class	140,258	1,397,981

Total Equity Funds (Cost $1,113,344,607)		1,347,512,857

Fixed Income Funds 19.9%
MainStay High Yield Municipal Bond Fund Class I	1,268,747	13,613,653
MainStay Intermediate Term Bond Fund Class I (a)	5,836,203	61,980,480
MainStay Short Duration High Yield Fund Class I (a)	3,132,984	31,611,808
MainStay VP Bond Portfolio Initial Class	194,648	2,725,641

	Shares	Value
Fixed Income Funds (continued)
MainStay VP Cash Management Portfolio Initial Class (a)	74,265,198	$74,270,916
MainStay VP Floating Rate Portfolio Initial Class (a)	9,361,079	87,350,520
MainStay VP High Yield Corporate Bond Portfolio Initial Class	2,604,935	26,726,570
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	3,549,148	36,618,661

Total Fixed Income Funds (Cost $337,270,877)		334,898,249

Total Investments (Cost $1,450,615,484) (c)	100.0%	1,682,411,106
Other Assets, Less Liabilities	0.0 ‡	784,990
Net Assets	100.0%	$1,683,196,096

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of December 31, 2013, cost is $1,461,207,223 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$224,631,862
Gross unrealized depreciation	(3,427,979)

Net unrealized appreciation	$221,203,883

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-363

Portfolio of Investments December 31, 2013 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$1,347,512,857	$—	$—	$1,347,512,857
Fixed Income Funds	334,898,249	—	—	334,898,249

Total Investments	$1,682,411,106	$—	$—	$1,682,411,106

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-364	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in affiliated investment companies, at value (identified cost $1,450,615,484)	$1,682,411,106
Cash	755,644
Receivables:
Fund shares sold	1,348,185

Total assets	1,684,514,935

Liabilities
Payables:
Investment securities purchased	755,644
NYLIFE Distributors (See Note 3)	335,803
Fund shares redeemed	114,118
Shareholder communication	82,418
Professional fees	25,551
Directors	1,707
Accrued expenses	3,598

Total liabilities	1,318,839

Net assets	$1,683,196,096

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$126,716
Additional paid-in capital	1,366,714,039

1,366,840,755
Undistributed net investment income	31,050,494
Accumulated net realized gain (loss) on investments	53,509,225
Net unrealized appreciation (depreciation) on investments	231,795,622

Net assets	$1,683,196,096

Initial Class
Net assets applicable to outstanding shares	$58,340,637

Shares of beneficial interest outstanding	4,365,922

Net asset value per share outstanding	$13.36

Service Class
Net assets applicable to outstanding shares	$1,624,855,459

Shares of beneficial interest outstanding	122,350,233

Net asset value per share outstanding	$13.28

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-365

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$20,714,052

Expenses
Distribution and service—Service Class (See Note 3)	3,420,370
Shareholder communication	228,098
Professional fees	82,532
Directors	28,072
Custodian	11,986
Miscellaneous	32,556

Total expenses	3,803,614

Net investment income (loss)	16,910,438

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	94,009,044
Realized capital gain distributions from affiliated investment companies	46,647,680

Net realized gain (loss) on investments from affiliated investment companies	140,656,724

Net change in unrealized appreciation (depreciation) on investments	163,437,450

Net realized and unrealized gain (loss) on investments	304,094,174

Net increase (decrease) in net assets resulting from operations	$321,004,612

M-366	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2013 and December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$16,910,438	$13,065,871
Net realized gain (loss) on investments from affiliated investment companies transactions	140,656,724	50,625,489
Net change in unrealized appreciation (depreciation) on investments	163,437,450	68,751,763

Net increase (decrease) in net assets resulting from operations	321,004,612	132,443,123

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(684,440)	(501,251)
Service Class	(16,628,427)	(10,462,919)

	(17,312,867)	(10,964,170)

From net realized gain on investments:
Initial Class	(1,527,428)	(1,682,660)
Service Class	(42,552,837)	(41,196,799)

	(44,080,265)	(42,879,459)

Total dividends and distributions to shareholders	(61,393,132)	(53,843,629)

Capital share transactions:
Net proceeds from sale of shares	274,089,306	246,403,101
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	61,393,132	53,843,629
Cost of shares redeemed	(69,730,298)	(72,905,965)

Increase (decrease) in net assets derived from capital share transactions	265,752,140	227,340,765

Net increase (decrease) in net assets	525,363,620	305,940,259

Net Assets
Beginning of year	1,157,832,476	851,892,217

End of year	$1,683,196,096	$1,157,832,476

Undistributed net investment income at end of year	$31,050,494	$17,312,764

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-367

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.07	$10.16	$10.42	$9.25	$7.55

Net investment income (loss) (a)	0.17	0.16	0.16	0.16	0.19
Net realized and unrealized gain (loss) on investments	2.66	1.32	(0.30)	1.16	1.93

Total from investment operations	2.83	1.48	(0.14)	1.32	2.12

Less dividends and distributions:
From net investment income	(0.17)	(0.13)	(0.12)	(0.15)	(0.24)
From net realized gain on investments	(0.37)	(0.44)	—	—	(0.18)

Total dividends and distributions	(0.54)	(0.57)	(0.12)	(0.15)	(0.42)

Net asset value at end of year	$13.36	$11.07	$10.16	$10.42	$9.25

Total investment return	25.92%	14.66%	(1.21%)	14.33%	28.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.40%	1.46%	1.55%	1.69%	2.35%
Net expenses (b)	0.03%	0.03%	0.04%	0.05%	0.05%
Portfolio turnover rate	51%	52%	52%	39%	45%
Net assets at end of year (in 000’s)	$58,341	$44,210	$37,848	$38,098	$30,850

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Service Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$11.02	$10.12	$10.39	$9.23	$7.53

Net investment income (loss) (a)	0.15	0.14	0.15	0.14	0.17
Net realized and unrealized gain (loss) on investments	2.63	1.31	(0.32)	1.15	1.93

Total from investment operations	2.78	1.45	(0.17)	1.29	2.10

Less dividends and distributions:
From net investment income	(0.15)	(0.11)	(0.10)	(0.13)	(0.22)
From net realized gain on investments	(0.37)	(0.44)	—	—	(0.18)

Total dividends and distributions	(0.52)	(0.55)	(0.10)	(0.13)	(0.40)

Net asset value at end of year	$13.28	$11.02	$10.12	$10.39	$9.23

Total investment return	25.61%	14.37%	(1.46%)	14.05%	28.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.18%	1.28%	1.41%	1.52%	2.08%
Net expenses (b)	0.28%	0.28%	0.29%	0.30%	0.30%
Portfolio turnover rate	51%	52%	52%	39%	45%
Net assets at end of year (in 000’s)	$1,624,855	$1,113,622	$814,044	$603,988	$402,800

(a)	Per share data based on average shares outstanding during the year.
(b)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

M-368	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP PIMCO Real Return Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Total Returns for the Period Ended December 31, 2013

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	–9.08%	–2.07%	0.62%
Service Class Shares	–9.26	–2.26	0.87

Benchmark Performance	One Year	Since Inception (2/17/12)
Barclays U.S. TIPS Index[3]	–8.61%	–1.96%
Average Lipper Variable Products Inflation-Protected Bond Portfolio[4]	–8.21	–2.48

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Inflation-Protected Bond Portfolio is representative of portfolios that invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-369

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$986.90	$3.00	$1,022.20	$3.06

Service Class Shares	$1,000.00	$985.90	$4.05	$1,021.10	$4.13

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.60% for Initial Class and 0.81% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-370	MainStay VP PIMCO Real Return Portfolio

Portfolio Composition as of December 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-374 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of December 31, 2013 (excluding short-term investments) (Unaudited)

1.	United States Treasury Inflation—Indexed Notes, 0.125%–2.625%, due 4/15/14–7/15/23

2.	United States Treasury Inflation—Indexed Bonds, 0.625%–3.625%, due 1/15/25–2/15/43

3.	Brazil Letras Do Tesouro Nacional, (zero coupon), due 1/1/17

4.	Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.75%, due 4/15/18

5.	BCAP LLC Trust, 5.25%, due 8/26/37
6.	First Franklin Mortgage Loan Asset Backed Certificates, 0.505%–0.545%, due 9/25/35–11/25/35

7.	Italy Buoni Poliennali Del Tesoro, 1.70%–3.10%, due 9/15/16–9/15/26

8.	Mexican Bonos de Proteccion al Ahorro, 3.99%–4.01%, due 1/4/18–1/30/20

9.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 1.339%–4.413%, due 11/1/34–6/1/43

10.	Australia Government Bond, 5.50%, due 4/21/23

mainstayinvestments.com	M-371

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Mihir Worah of Pacific Investment Management Company LLC (“PIMCO”), the Portfolio’s Subadvisor.

How did MainStay VP PIMCO Real Return Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP PIMCO Real Return Portfolio returned –9.08% for Initial Class shares and –9.26% for Service Class shares. Over the same period, both share classes underperformed the –8.61% return of the Barclays U.S. TIPS Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes underperformed the –8.21% return of the average Lipper1 Variable Products Inflation-Protected Bond Portfolio for the 12 months ended December 31, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

Various strategies affected the Portfolio’s performance relative to the Barclays U.S. TIPS Index during the reporting period. On the positive side, we made tactical use of pay-fixed interest-rate swaps on the long end of the nominal U.S. Treasury yield curve2 as interest rates rose significantly across the nominal yield curve during the reporting period. We also used an allocation to non-agency mortgages, which benefited from the ongoing housing recovery.

Strategies that detracted from the Portfolio’s performance relative to the Barclays U.S. TIPS Index included increased exposure to U.S. real rates, as real yields rose during the year; exposure to Australian and Canadian inflation-linked bonds (ILBs), as real yields rose in both countries; and modest exposure to local emerging-market debt, particularly in Brazil, as Brazilian real and nominal rates rose as a result of multiple rate hikes by the central bank.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The use of pay-fixed interest-rate swaps on the long end of the U.S. nominal yield curve had a positive impact on the Portfolio’s performance, as rates rose significantly across the nominal yield curve during 2013.

What was the Portfolio’s duration3 strategy during the reporting period?

The Portfolio had a shorter U.S. duration than the Barclays U.S. TIPS Index for the first half of the reporting period, but shifted to a longer-than-benchmark duration for the second half of the period. The Portfolio also reduced its real duration positioning in Europe, the U.K., Canada and Australia over the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Both real and nominal rates rose in the United States during the first half of the reporting period. Nevertheless, Treasury Inflation-Protected Securities (“TIPS”) underperformed nominal U.S. Treasury securities amid narrower breakeven inflation levels,4 as real yields rose more than nominal yields. In response, we moved the Portfolio’s exposure to TIPS to be overweight relative to the Barclays U.S. TIPS Index and maintained the overweight position through the end of the reporting period.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

U.S. TIPS holdings detracted from absolute returns as U.S. real yields rose during the reporting period, particularly following the Federal Reserve’s suggestion in the second quarter that it would begin tapering its direct bond purchases, widely known as quantitative easing. Exposure to Australian and Canadian inflation-linked bonds also detracted from the Portfolio’s returns as real yields rose in both countries. These strategies were marginally offset by an allocation to non-agency mortgages, which benefited from the ongoing housing recovery. The use of pay-fixed interest-rate swaps on the long end of the U.S. nominal yield curve also had a positive impact on absolute performance, as rates rose significantly across the nominal yield curve over the reporting period.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The breakeven inflation level represents the difference between the nominal yield on a fixed-rate obligation and the real yield on a comparable inflation-linked obligation. This difference typically represents the market’s inflation expectations. Over any given period, if actual inflation exceeds the breakeven level, the inflation-linked obligation will typically outperform the fixed-rate investment. If, however, inflation remains lower than the breakeven level, the fixed-rate obligation will typically outperform the inflation-linked obligation.

M-372	MainStay VP PIMCO Real Return Portfolio

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased additional TIPS during the reporting period. Since the Portfolio typically holds bonds until maturity, there were no significant sales during the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure to U.S. TIPS.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2013, the Portfolio was overweight U.S. TIPS relative to the Barclays U.S. TIPS Index. The Portfolio also continued to maintain out-of-benchmark exposure to non-agency mortgages, bonds of non-U.S. developed nations and emerging-market securities.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-373

Portfolio of Investments December 31, 2013

	Principal Amount		Value
Long-Term Bonds 134.0%† Asset-Backed Securities 2.1%
Home Equity 0.4%
HSBC Home Equity Loan Trust Series 2006-2, Class A1 0.317%, due 3/20/36 (a)(b)		$1,503,789	$1,469,394

Other ABS 1.7%
♦First Franklin Mortgage Loan Asset Backed Certificates
Series 2005-FF11, Class A2D 0.505%, due 11/25/35 (a)(b)		1,871,211	1,806,827
Series 2005-FF8, Class A2D 0.545%, due 9/25/35 (a)(b)		4,487,150	4,446,223

			6,253,050

Total Asset-Backed Securities (Cost $7,228,162)			7,722,444

Corporate Bonds 1.1%
Banks 0.4%
Achmea Hypotheekbank N.V. 3.20%, due 11/3/14 (c)		459,000	469,750
Eksportfinans ASA 2.375%, due 5/25/16		500,000	491,875
Intesa Sanpaolo S.p.A 3.125%, due 1/15/16		400,000	407,625

			1,369,250

Electric 0.7%
Tokyo Electric Power Co., Inc. 4.50%, due 3/24/14		€1,900,000	2,626,558

Total Corporate Bonds (Cost $3,799,737)			3,995,808

Foreign Government Bonds 10.5%
Australia 0.8%
♦Australia Government Bond 5.50%, due 4/21/23	A$	3,100,000	3,057,910

Brazil 2.2%
♦Brazil Letras Do Tesouro Nacional (zero coupon), due 1/1/17	B$	26,500,000	7,910,024

Germany 2.1%
♦Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond 0.75%, due 4/15/18		€5,300,950	7,579,773

	Principal Amount		Value
Italy 1.7%
♦Italy Buoni Poliennali Del Tesoro
1.70%, due 9/15/18		$1,109,361	$1,530,782
2.10%, due 9/15/16		1,495,088	2,120,355
Series Reg S 2.10%, due 9/15/17		1,623,174	2,294,853
Series Reg S 2.10%, due 9/15/21		108,079	144,749
Series Reg S 3.10%, due 9/15/26		105,793	148,278

			6,239,017

Mexico 1.8%
Mexican Bonos 6.50%, due 6/9/22	M$	10,700,000	828,460
♦Mexican Bonos de Proteccion al Ahorro
3.99%, due 1/4/18 (a)		32,600,000	2,535,004
4.01%, due 1/30/20 (a)		40,300,000	3,121,144

			6,484,608

New Zealand 0.5%
New Zealand Government Bond 2.00%, due 9/20/25	N$	1,900,000	1,462,369
3.00%, due 9/20/30 (d)		300,000	246,977

			1,709,346

Slovenia 0.3%
Slovenia Government International Bond 4.70%, due 11/1/16 (c)(d)		€700,000	990,098

Spain 0.7%
Instituto de Credito Oficial Series Reg S 2.044%, due 3/25/14 (a)		2,000,000	2,747,822

United Kingdom 0.4%
United Kingdom Gilt Inflation Linked Series Reg S 2.50%, due 7/26/16		£300,000	1,680,921

Total Foreign Government Bonds (Cost $38,808,714)			38,399,519

Mortgage-Backed Securities 2.9%
Agency Collateral (Collateralized Mortgage Obligation) 0.3%
Federal Home Loan Mortgage Corporation Strips Series 278, Class F1 0.617%, due 9/15/42 (a)		$1,317,259	1,298,975

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of December 31, 2013, excluding short-term investments. May be subject to change daily.

M-374	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan Collateral (Collateralized Mortgage Obligations) 2.6%
♦BCAP LLC Trust Series 2011-RR5, Class 5A1 5.25%, due 8/26/37 (c)	$6,694,012	$6,777,574
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-10, Class 21A1 2.848%, due 1/25/35 (e)	2,636,081	2,613,039

		9,390,613

Total Mortgage-Backed Securities (Cost $10,351,640)		10,689,588

U.S. Government & Federal Agencies 117.4%
Federal Home Loan Mortgage Corporation 0.6%
2.50%, due 10/2/19	2,100,000	2,114,786

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 1.1%
1.339%, due 6/1/43 (a)	826,261	843,315
2.485%, due 11/1/34	1,402,118	1,498,114
4.413%, due 12/1/36 (a)	1,531,192	1,623,179

		3,964,608

♦United States Treasury Inflation—Indexed Bonds 26.0%
0.625%, due 2/15/43 (f)	8,733,128	6,714,955
0.75%, due 2/15/42 (f)	516,615	415,310
1.75%, due 1/15/28 (f)	22,400,043	23,982,046
2.00%, due 1/15/26 (f)	24,702,300	27,346,212
2.375%, due 1/15/25 (f)	22,416,218	25,766,389
2.375%, due 1/15/27 (f)	1,505,023	1,733,598
2.50%, due 1/15/29 (f)	3,371,002	3,961,453
3.625%, due 4/15/28 (f)	4,041,744	5,346,467

		95,266,430

♦United States Treasury Inflation—Indexed Notes 89.7%
0.125%, due 4/15/16 (f)	28,763,617	29,534,395
0.125%, due 4/15/17 (f)	14,491,557	14,894,596
0.125%, due 4/15/18 (f)	37,882,227	38,636,917
0.125%, due 1/15/22 (f)	19,700,695	18,934,220
0.125%, due 7/15/22 (f)	43,551,222	41,717,324
0.125%, due 1/15/23 (f)	35,297,860	33,337,170
0.375%, due 7/15/23 (f)	14,044,240	13,545,009
0.50%, due 4/15/15 (f)	25,956,664	26,526,491
0.625%, due 7/15/21 (f)	6,525,603	6,623,996
1.125%, due 1/15/21 (f)	50,371,840	52,941,610
1.25%, due 4/15/14 (f)	1,875,296	1,887,309
1.375%, due 1/15/20 (f)	26,017,637	27,938,467
1.625%, due 1/15/15 (f)	4,890,815	5,038,302
1.875%, due 7/15/15 (f)	1,200,220	1,265,013
1.875%, due 7/15/19 (f)	10,605,154	11,784,150

	Principal Amount		Value
United States Treasury Inflation—Indexed Notes (continued)
2.00%, due 1/15/16 (f)		$1,881,960	$2,005,610
2.625%, due 7/15/17 (f)		1,802,240	2,027,239

			328,637,818

Total U.S. Government & Federal Agencies (Cost $457,883,046)			429,983,642

Total Long-Term Bonds (Cost $518,071,299)			490,791,001

Short-Term Investments 82.8%
Mexico Government 4.0%
Mexico Cetes 3.386%, due 1/16/14 (g)	M$	90,000	6,883
3.386%, due 1/23/14 (g)		530,000	40,510
3.447%, due 2/13/14 (g)		32,260,000	2,460,824
3.478%, due 3/6/14 (g)		120,000	9,135
3.508%, due 3/13/14 (g)		161,300,000	12,270,421

Total Mexico Government (Cost $15,010,174)			14,787,773

Other Commercial Paper 1.0%
Banco Do Brasil S.A. 1.217%, due 1/24/14 (c)(g)		$3,700,000	3,697,197

Total Other Commercial Paper (Cost $3,697,197)			3,697,197

Repurchase Agreements 71.3%
Bank of America 0.01%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $44,100,025 (Collateralized by a United States Treasury Bond with a rate of 4.50% and a maturity date of 5/15/38, with a Principal Amount of $40,309,000 and a Market Value of $44,935,676)		44,100,000	44,100,000
Barclays Capital, Inc. 0.01%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $44,100,025 (Collateralized by a United States Treasury Note with a rate of 0.25% and a maturity date of 12/31/15, with a Principal Amount of $45,099,000 and a Market Value of $44,980,976)		44,100,000	44,100,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-375

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Short-Term Investments (continued)
BNP Paribas Securities Corp. 0.03%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $44,100,074 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 3.00% and a maturity date of 1/1/43, with a Principal Amount of $47,888,167 and a Market Value of $45,628,331)	$44,100,000	$44,100,000
Deutsche Bank Securities, Inc. 0.02%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $39,600,044 (Collateralized by a United States Treasury Bond with a rate of 4.50% and a maturity date of 8/15/39, with a Principal Amount of $35,664,000 and a Market Value of $40,149,854)	39,600,000	39,600,000
JPMorgan Chase Bank 0.03%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $44,100,074 (Collateralized by a United States Treasury Note with a rate of 2.50% and a maturity date of 3/31/15, with a Principal Amount of $43,501,800 and a Market Value of $45,017,999)	44,100,000	44,100,000
RBS Securities, Inc. 0.02%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $44,100,049 (Collateralized by a United States Treasury Note with a rate of 0.63% and a maturity date of 11/30/17, with a Principal Amount of $46,095,000 and a Market Value of $44,972,554)	44,100,000	44,100,000
State Street Bank and Trust Co. 0.00%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $1,010,554 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $1,135,000 and a Market Value of $1,033,208)	1,010,554	1,010,554

Total Repurchase Agreements (Cost $261,110,554)		261,110,554

	Principal Amount	Value
U.S. Government & Federal Agency 6.5%
Federal Agency 6.1%
Federal Home Loan Bank Discount Notes 0.03%, due 1/3/14 (g)	$22,300,000	$22,299,963

United States Treasury Bills 0.4%
0.124% -0.135%, due 12/11/14 (g)	1,670,000	1,668,163

Total U.S. Government & Federal Agency (Cost $23,967,886)		23,968,126

Total Short-Term Investments (Cost $303,785,811)		303,563,650

Total Investments (Cost $821,857,110) (j)	216.8%	794,354,651
Other Assets, Less Liabilities	(116.8)	(427,996,097)
Net Assets	100.0%	$366,358,554

	Contracts Long	Unrealized Appreciation (Depreciation) (h)
Futures Contracts (0.0%)‡
90—Day Eurodollar September 2014 (i)	90	$31,324
90—Day Eurodollar December 2015 (i)	36	(10,092)
90—Day Eurodollar March 2016 (i)	145	(115,208)
90—Day Eurodollar March 2017 (i)	45	36,485

Total Futures Contracts (Notional Amount $78,001,250)		$(57,491)

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect as of December 31, 2013.

(b)	Subprime mortgage investment or other asset-backed security. The total market value of these securities as of December 31, 2013, is $7,722,444, which represents 2.1% of the Portfolio’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Illiquid security—The total market value of these securities as of December 31, 2013, is $1,237,075, which represents 0.3% of the Portfolio’s net assets.

(e)	Collateral strip rate—A bond whose interest is based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of December 31, 2013.

M-376	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(f)	Delayed delivery security.

(g)	Interest rate shown represents yield to maturity.

(h)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2013.

(i)	As of December 31, 2013, cash in the amount of $1,616,353 is on deposit with broker for futures transactions.

(j)	As of December 31, 2013, cost is $862,123,701 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$1,693,596
Gross unrealized depreciation	(69,462,646)

Net unrealized depreciation	$(67,769,050)

The following abbreviations are used in the above portfolio:

£–British Pound Sterling

A$—Australian Dollar

B$—Brazilian Real

M$—Mexican Peso

N$—New Zealand Dollar

€—Euro

As of December 31, 2013, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Brazilian Real vs. U.S. Dollar	1/3/14	Credit Suisse	BRL	17,602,951	USD	7,501,474	USD	(40,224)
Brazilian Real vs. U.S. Dollar	1/3/14	JPMorgan Chase Bank		14,599,373		6,232,124		(43,982)
Canadian Dollar vs. U.S. Dollar	3/20/14	Credit Suisse	CAD	390,000		366,484		(30)
New Zealand Dollar vs. U.S. Dollar	1/6/14	Credit Suisse	NZD	2,057,000		1,681,096		10,582

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Australian Dollar vs. U.S. Dollar	1/6/14	Credit Suisse	AUD	4,015,000	USD	3,648,671	USD	64,382
Brazilian Real vs. U.S. Dollar	1/3/14	Credit Suisse	BRL	17,602,952		7,564,383		103,134
Brazilian Real vs. U.S. Dollar	2/4/14	Credit Suisse		16,568,794		7,006,146		39,663
Brazilian Real vs. U.S. Dollar	1/3/14	JPMorgan Chase Bank		14,599,372		6,362,212		174,071
Canadian Dollar vs. U.S. Dollar	3/20/14	Credit Suisse	CAD	598,000		560,456		(1,441)
Euro vs. U.S. Dollar	2/4/14	Credit Suisse	EUR	14,744,000		20,270,105		(12,906)
Japanese Yen vs. U.S. Dollar	2/18/14	Credit Suisse	JPY	13,700,000		137,950		7,831
Mexican Peso vs. U.S. Dollar	3/13/14	Credit Suisse	MXN	89,942,012		6,956,072		105,667
Mexican Peso vs. U.S. Dollar	1/23/14	JPMorgan Chase Bank		736,972		56,767		413
Mexican Peso vs. U.S. Dollar	2/13/14	JPMorgan Chase Bank		102,046,908		7,905,404		115,544
Mexican Peso vs. U.S. Dollar	3/6/14	Credit Suisse		10,089,000		775,308		6,466
Mexican Peso vs. U.S. Dollar	3/6/14	JPMorgan Chase Bank		60,311,814		4,655,845		59,729
New Zealand Dollar vs. U.S. Dollar	1/6/14	Credit Suisse	NZD	2,057,000		1,669,636		(22,041)
New Zealand Dollar vs. U.S. Dollar	2/4/14	Credit Suisse		2,057,000		1,677,582		(10,646)
Pound Sterling vs. U.S. Dollar	3/12/14	JPMorgan Chase Bank	GBP	1,017,000		1,671,748		(11,547)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	544,665

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-377

Portfolio of Investments December 31, 2013 (continued)

Written Options

Options on Futures Contracts

Description	Counterparty	Strike Price	Expiration Date	Number of Contractst	Premium Received	Market Value
Put—Eurodollar Mid Curve 3 Year Future	Morgan Stanley	$97.380	3/14/2014	24	$8,360	$(12,000)

Swap Contracts

Open OTC interest rate swap agreements as of December 31, 2013 were as follows:

Notional Amount	Currency	Expiration Date	Counterparty	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)	Value
$200,000	USD	10/31/2016	Credit Suisse	Fixed 1.94%	12-Month USD-CPI	$—	$(754)	$(754)
$8,000,000	USD	11/16/2017	Credit Suisse	Fixed 2.32%	12-Month USD-CPI	—	(197,221)	(197,221)
€4,900,000	EUR	4/1/2021	Credit Suisse	12-Month EUR-CPI	Fixed 2.15%	(9,388)	302,047	292,659
€1,800,000	EUR	7/25/2021	Credit Suisse	12-Month EUR-CPI	Fixed 1.95%	(1,410)	52,956	51,546
						$(10,798)	$157,028	$146,230

Open centrally cleared interest rate swap agreements as of December 31, 2013 were as follows:

Notional Amount	Currency	Expiration Date	Counterparty	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/(Paid)	Unrealized Appreciation/ (Depreciation)	Value
$5,300,000	USD	12/18/2043	Barclays Capital	Fixed 3.50%	3-Month USD-LIBOR	$217,830	$214,231	$432,061
$5,900,000	USD	12/18/2043	Credit Suisse	Fixed 3.50%	3-Month USD-LIBOR	206,914	274,060	480,974
¥670,000,000	JPY	9/18/2023	Credit Suisse	Fixed 1.00%	6-Month JPY-LIBOR	(45,242)	(15,143)	(60,385)
$8,700,000	USD	6/19/2043	Credit Suisse	Fixed 2.75%	3-Month USD-LIBOR	597,664	1,310,428	1,908,092
						$977,166	$1,783,576	$2,760,742

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$7,722,444	$—	$7,722,444
Corporate Bonds	—	3,995,808	—	3,995,808
Foreign Government Bonds	—	38,399,519	—	38,399,519
Mortgage-Backed Securities	—	10,689,588	—	10,689,588
U.S. Government & Federal Agencies	—	429,983,642	—	429,983,642

Total Long-Term Bonds	—	490,791,001	—	490,791,001

Short-Term Investments
Mexico Government	—	14,787,773	—	14,787,773
Other Commercial Paper	—	3,697,197	—	3,697,197
Repurchase Agreement	—	261,110,554	—	261,110,554
U.S. Government & Federal Agency	—	23,968,126	—	23,968,126

Total Short-Term Investments	—	303,563,650	—	303,563,650

Total Investments in Securities	—	794,354,651	—	794,354,651

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	687,482	—	687,482
Swap Contracts	—	3,165,332	—	3,165,332

Total Other Financial Instruments	—	3,852,814	—	3,852,814

Total Investments in Securities and Other Financial Instruments	$—	$798,207,465	$—	$798,207,465

M-378	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(142,817)	$—	$(142,817)
Futures Contracts Long (b)	(57,491)	—	—	(57,491)
Swap Contracts	—	(258,360)	—	(258,360)
Written Options	—	(12,000)	—	(12,000)

Total Other Financial Instruments	$(57,491)	$(413,177)	$—	$(470,668)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended December 31, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-379

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $560,746,556)	$533,244,097
Repurchase agreements, at value (identified cost $261,110,554)	261,110,554
Cash collateral on deposit at broker	1,616,353
Cash denominated in foreign currencies (identified cost $188,794)	178,191
Receivables:
Investment securities sold	11,028,794
Interest	1,971,418
Fund shares sold	8,365
Variation margin receivable on swap contracts	286,854
Open swap contracts, at value	344,205
Other assets	201
Unrealized appreciation on foreign currency forward contracts	687,482

Total assets	810,476,514

Liabilities
Written options, at value (premiums received $8,360)	12,000
Payables:
Dollar roll transactions	441,467,474
Investment securities purchased	913,592
Fund shares redeemed	658,395
Cash collateral due to broker	390,000
Open swap contracts, at value	197,975
Manager (See Note 3)	142,577
NYLIFE Distributors (See Note 3)	76,763
Professional fees	72,230
Shareholder communication	18,874
Variation margin on futures contracts	14,113
Custodian	7,758
Trustees	657
Accrued expenses	2,735
Unrealized depreciation on foreign currency forward contracts	142,817

Total liabilities	444,117,960

Net assets	$366,358,554

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$38,887
Additional paid-in capital	397,582,333

397,621,220
Undistributed net investment income	1,607,663
Accumulated net realized gain (loss) on investments, futures transactions, written options, swap transactions and foreign currency transactions	(7,750,801)
Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options	(25,658,324)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	538,796

Net assets	$366,358,554

Initial Class
Net assets applicable to outstanding shares	$9,678,047

Shares of beneficial interest outstanding	1,025,187

Net asset value per share outstanding	$9.44

Service Class
Net assets applicable to outstanding shares	$356,680,507

Shares of beneficial interest outstanding	37,861,550

Net asset value per share outstanding	$9.42

M-380	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Interest	$6,666,822

Expenses
Manager (See Note 3)	2,237,842
Distribution and service—Service Class (See Note 3)	1,091,136
Interest expense	331,997
Shareholder communication	67,270
Custodian	52,824
Professional fees	30,130
Trustees	9,679
Miscellaneous	16,145

Total expenses before waiver/reimbursement	3,837,023

Expense waiver/reimbursement from Manager (See Note 3)	(188,960)

Net expenses	3,648,063

Net investment income (loss)	3,018,759

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(6,913,538)
Futures transactions	(544,514)
Written option transactions	188,291
Swap transactions	615,038
Foreign currency transactions	(1,095,576)

Net realized gain (loss) on investments, futures transactions, swap transactions, written option transactions and foreign currency transactions	(7,750,299)

Net change in unrealized appreciation (depreciation) on:
Investments	(42,615,501)
Futures contracts	(93,577)
Swap contracts	1,558,753
Written option contracts	(50,919)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	708,879

Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts, written options and foreign currency transactions	(40,492,365)

Net realized and unrealized gain (loss) on investments, futures transactions, written options, swap transactions and foreign currency transactions	(48,242,664)

Net increase (decrease) in net assets resulting from operations	$(45,223,905)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-381

Statements of Changes in Net Assets

for the year ended December 31, 2013 and the period February 17, 2012 (inception date) through December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,018,759	$4,559,150
Net realized gain (loss) on investments, futures transactions, written option transactions, swap transactions and foreign currency transactions	(7,750,299)	1,111,818
Net change in unrealized appreciation (depreciation) on investments, futures contracts, written options, swap contracts and foreign currency transactions	(40,492,365)	15,372,837

Net increase (decrease) in net assets resulting from operations	(45,223,905)	21,043,805

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(126,711)	—
Service Class	(4,287,326)	—

	(4,414,037)	—

From net realized gain on investments:
Initial Class	(67,235)	—
Service Class	(2,601,367)	—

	(2,668,602)	—

Total dividends and distributions to shareholders	(7,082,639)	—

Capital share transactions:
Net proceeds from sale of shares	74,947,360	503,426,030
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	7,082,639	—
Cost of shares redeemed	(151,814,149)	(36,020,587)

Increase (decrease) in net assets derived from capital share transactions	(69,784,150)	467,405,443

Net increase (decrease) in net assets	(122,090,694)	488,449,248

Net Assets
Beginning of period	488,449,248	—

End of period	$366,358,554	$488,449,248

Undistributed net investment income at end of period	$1,607,663	$4,320,491

M-382	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows for the year ended December 31, 2013

Cash flows used in operating activities:
Net decrease in net assets resulting from operations	$(45,223,905)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(471,892,026)
Investments sold	470,653,041
Sale of short term investments, net	90,540,554
Amortization (accretion) of discount and premium, net	4,277,418
Increase in investment securities sold receivable	(8,221,472)
Increase in interest receivable	(1,090,276)
Increase in deposit at brokers	(1,616,353)
Decrease in other assets	421
Increase in receivable for open forward foreign currency contracts	(588,880)
Decrease in premiums from written options	(57,190)
Decrease in investment securities purchased payable	(49,086,408)
Increase in payable for dollar rolls	38,220,614
Increase in due to broker	390,000
Decrease in professional fees payable	(47,650)
Increase in custodian payable	3,341
Decrease in shareholder communication payable	(16,558)
Decrease in due to directors	(36)
Decrease in due to manager	(37,794)
Decrease in due to NYLIFE Distributors	(23,128)
Increase in receivable for open swap contracts	(314,067)
Decrease in payable for open swap contracts	(16,859)
Decrease in payable for open forward foreign currency contracts	(119,622)
Decrease in variation margin on derivative instruments	(146,902)
Increase in accrued expenses and other liabilities	2,735
Net change in unrealized (appreciation) depreciation on investments	42,615,501
Net realized gain from investments	6,913,538

Net cash provided by operating activities	75,118,037

Cash flows from financing activities:
Proceeds from shares sold	76,279,051
Payment on shares redeemed	(151,305,760)
Due to custodian	(694)

Net cash used in financing activities	(75,027,403)

Net increase in cash:	90,634
Cash at beginning of year	87,557

Cash at end of year	$178,191

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-383

Financial Highlights selected per share data and ratios

	Initial Class				Service Class
	Year ended December 31,		February 17, 2012** through December 31,		Year ended December 31,		February 17, 2012** through December 31,
	2013		2012		2013		2012
Net asset value at beginning of period	$10.59		$10.00		$10.58		$10.00

Net investment income (loss) (a)	0.09		0.14		0.07		0.12
Net realized and unrealized gain (loss) on investments	(1.05)		0.47		(1.05)		0.48
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)		(0.01)		(0.02)

Total from investment operations	(0.97)		0.59		(0.99)		0.58

Less dividends and distributions:
From net investment income	(0.12)		—		(0.11)		—
From net realized gain on investments	(0.06)		—		(0.06)		—

Total dividends and distributions	(0.18)		—		(0.17)		—

Net asset value at end of period	$9.44		$10.59		$9.42		$10.58

Total investment return	(9.08%)		5.90	%(b)(c)	(9.26%)		5.80	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88%		1.51	%††	0.67%		1.32	%††
Net expenses (d)	0.61%		0.62	%††	0.82%		0.81	%††
Expenses (before waiver/reimbursement) (d)	0.61%		0.62%		0.86%		0.87	%††
Portfolio turnover rate	88	% (e)	44	%(e)	88	% (e)	44	%(e)
Net assets at end of period (in 000’s)	$9,678		$12,642		$356,681		$475,807

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Includes interest expenses of 0.07% and 0.05% incurred as a result of entering into reverse repurchase agreements and dollar roll transactions for the year ended December 31, 2013 and the period ended December 31, 2012, respectively.
(e)	The portfolio turnover rate not including dollar rolls was 43% for the period ended December 31, 2012.

M-384	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP S&P 500 Index Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2013

Class	One Year	Five Years	Ten Years[2]	Gross Expense Ratio[3]
Initial Class Shares	32.01%	17.63%	7.15%	0.29%
Service Class Shares	31.68	17.34	6.88	0.54

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[4]	32.39%	17.94%	7.41%
Average Lipper Variable Products S&P 500 Index Portfolio[5]	31.80	17.50	7.05

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	Performance figures shown for the ten-year period ended December 31, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these non-recurring reimbursements had not been made, the total returns would have been 7.14% for Initial Class shares and 6.87% for Service Class shares for the ten-year period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
5.

The Average Lipper Variable Products S&P 500 Index Portfolio is representative of portfolios that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index portfolios have limited expenses (advisor fee no higher than 0.50%). Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-385

Cost in Dollars of a $1,000 Investment in MainStay VP S&P 500 Index Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,161.60	$1.53	$1,023.80	$1.43

Service Class Shares	$1,000.00	$1,160.10	$2.89	$1,022.50	$2.70

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.28% for Initial Class and 0.53% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-386	MainStay VP S&P 500 Index Portfolio

Industry Composition as of December 31, 2013 (Unaudited)

Oil, Gas & Consumable Fuels	8.3%
Pharmaceuticals	5.7
Diversified Financial Services	5.1
Computers & Peripherals	4.0
Media	3.7
IT Services	3.6
Software	3.4
Internet Software & Services	3.1
Insurance	3.0
Commercial Banks	2.8
Aerospace & Defense	2.7
Chemicals	2.5
Industrial Conglomerates	2.5
Biotechnology	2.4
Food & Staples Retailing	2.3
Capital Markets	2.2
Specialty Retail	2.2
Beverages	2.1
Diversified Telecommunication Services	2.1
Health Care Equipment & Supplies	2.0
Health Care Providers & Services	2.0
Household Products	2.0
Semiconductors & Semiconductor Equipment	2.0
Energy Equipment & Services	1.8
Real Estate Investment Trusts	1.8
Communications Equipment	1.7
Hotels, Restaurants & Leisure	1.7
Machinery	1.7
Electric Utilities	1.6
Food Products	1.5
Internet & Catalog Retail	1.5
Tobacco	1.5
Multi-Utilities	1.1
Consumer Finance	1.0
Road & Rail	0.9

Air Freight & Logistics	0.8%
Electrical Equipment	0.8
Textiles, Apparel & Luxury Goods	0.8
Automobiles	0.7
Multiline Retail	0.7
Commercial Services & Supplies	0.5
Life Sciences Tools & Services	0.5
Metals & Mining	0.5
Auto Components	0.4
Electronic Equipment, Instruments & Components	0.4
Household Durables	0.4
Airlines	0.2
Construction & Engineering	0.2
Containers & Packaging	0.2
Personal Products	0.2
Professional Services	0.2
Trading Companies & Distributors	0.2
Wireless Telecommunication Services	0.2
Building Products	0.1
Construction Materials	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Health Care Technology	0.1
Independent Power Producers & Energy Traders	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Paper & Forest Products	0.1
Thrifts & Mortgage Finance	0.1
Real Estate Management & Development	0.0 ‡
Short-Term Investments	1.7
Other Assets, Less Liabilities	–0.2

100.0%

See Portfolio of Investments beginning on page M-389 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2013 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Exxon Mobil Corp.

3.	Google, Inc. Class A

4.	Microsoft Corp.

5.	General Electric Co.
6.	Johnson & Johnson

7.	Chevron Corp.

8.	Procter & Gamble Co. (The)

9.	JPMorgan Chase & Co.

10.	Wells Fargo & Co.

mainstayinvestments.com	M-387

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Francis J. Ok and Lee Baker of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP S&P 500 Index Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP S&P 500 Index Portfolio returned 32.01% for Initial Class shares and 31.68% for Service Class shares. Over the same period, both share classes underperformed the 32.39% return of the S&P 500® Index,1 which is the Portfolio’s broad-based securities-market index. Initial Class shares outperformed and Service Class shares underperformed the 31.80% return of the average Lipper1 Variable Products S&P 500 Index Portfolio for the 12 months ended December 31, 2013.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

MainStay VP S&P 500 Index Portfolio invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. Since these futures contracts closely track the performance of the S&P 500® Index, they had a positive impact on the Portfolio’s relative performance.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industries that had the highest total returns during the reporting period were office electronics, biotechnology, and Internet & catalog retail. The industries that had the lowest total returns were real estate investment trusts, metals & mining, and electric utilities.

During the reporting period, which industries made the strongest positive contributions to the Portfolio’s performance and which industries made the weakest contributions?

The industries that made the greatest positive contributions to the Portfolio’s performance during the reporting period were oil, gas & consumable fuels; pharmaceuticals; and insurance. (Contributions take weightings and total returns into account.) The industries that made the weakest contributions to the Portfolio’s performance were real estate investment trusts, metals & mining, and construction materials.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?

During the reporting period, the S&P 500® stocks with the highest total returns were Internet catalog and retail company Netflix, semiconductor company Micron Technology and specialty retailer Best Buy. Over the same period, the S&P 500® stocks with the lowest total returns were multiline retailer J.C. Penney and metals & mining companies Newmont Mining and Cliff’s Natural Resources.

During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?

During the reporting period, the S&P 500® stocks that made the strongest contributions to the Portfolio’s absolute performance were Internet software & services company Google, software company Microsoft and industrial conglomerate General Electric.

Over the same period, the S&P 500® stocks that made the weakest contributions to the Portfolio’s absolute performance were metals & mining company Newmont Mining, diversified telecommunication services company CenturyLink and health care equipment & supplies company Intuitive Surgical.

Were there any changes in the S&P 500® Index during the reporting period?

During 2013, there were 18 additions to and 18 deletions from the S&P 500® Index. In terms of index weight, significant additions included Internet software & services company Facebook and automobile company General Motors. On the same basis, significant deletions included food products company H.J. Heinz and wireless telecommunication services company Sprint Nextel.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-388	MainStay VP S&P 500 Index Portfolio

Portfolio of Investments December 31, 2013

	Shares	Value
Common Stocks 98.5%†
Aerospace & Defense 2.7%
Boeing Co. (The)	49,380	$6,739,876
General Dynamics Corp.	23,901	2,283,741
Honeywell International, Inc.	56,052	5,121,471
L-3 Communications Holdings, Inc.	6,329	676,317
Lockheed Martin Corp.	19,222	2,857,543
Northrop Grumman Corp.	15,858	1,817,485
Precision Castparts Corp.	10,379	2,795,065
Raytheon Co.	22,822	2,069,955
Rockwell Collins, Inc.	9,650	713,328
Textron, Inc.	20,079	738,104
United Technologies Corp.	60,302	6,862,368

		32,675,253

Air Freight & Logistics 0.8%
C.H. Robinson Worldwide, Inc.	10,829	631,764
Expeditors International of Washington, Inc.	14,686	649,855
FedEx Corp.	21,258	3,056,263
United Parcel Service, Inc. Class B	51,059	5,365,280

		9,703,162

Airlines 0.2%
Delta Air Lines, Inc.	61,109	1,678,664
Southwest Airlines Co.	49,766	937,592

		2,616,256

Auto Components 0.4%
BorgWarner, Inc.	16,258	908,985
Delphi Automotive PLC	20,001	1,202,660
Goodyear Tire & Rubber Co. (The)	17,636	420,618
Johnson Controls, Inc.	48,930	2,510,109

		5,042,372

Automobiles 0.7%
Ford Motor Co.	281,753	4,347,449
General Motors Co. (a)	81,360	3,325,183
Harley-Davidson, Inc.	15,793	1,093,507

		8,766,139

Beverages 2.1%
Beam, Inc.	11,650	792,899
Brown-Forman Corp. Class B	11,572	874,496
Coca-Cola Co. (The)	271,274	11,206,329
Coca-Cola Enterprises, Inc.	17,251	761,287
Constellation Brands, Inc. Class A (a)	11,900	837,522
Dr. Pepper Snapple Group, Inc.	14,329	698,109
Molson Coors Brewing Co. Class B	11,293	634,102

	Shares	Value
Beverages (continued)
Monster Beverage Corp. (a)	9,700	$657,369
PepsiCo., Inc.	109,547	9,085,828

		25,547,941

Biotechnology 2.4%
Alexion Pharmaceuticals, Inc. (a)	14,008	1,863,904
Amgen, Inc.	53,866	6,149,343
Biogen Idec, Inc. (a)	16,872	4,719,942
Celgene Corp. (a)	29,437	4,973,675
Gilead Sciences, Inc. (a)	109,525	8,230,804
Regeneron Pharmaceuticals, Inc. (a)	5,607	1,543,271
Vertex Pharmaceuticals, Inc. (a)	16,701	1,240,884

		28,721,823

Building Products 0.1%
Allegion PLC (a)	6,379	281,888
Masco Corp.	25,501	580,658

		862,546

Capital Markets 2.2%
Ameriprise Financial, Inc.	13,893	1,598,390
Bank of New York Mellon Corp.	82,039	2,866,443
BlackRock, Inc.	9,079	2,873,231
Charles Schwab Corp. (The)	82,882	2,154,932
E*TRADE Financial Corp. (a)	20,515	402,914
Franklin Resources, Inc.	28,837	1,664,760
Goldman Sachs Group, Inc. (The)	30,108	5,336,944
Invesco, Ltd.	31,665	1,152,606
Legg Mason, Inc.	7,586	329,839
Morgan Stanley	98,968	3,103,636
Northern Trust Corp.	16,043	992,901
State Street Corp.	31,358	2,301,364
T. Rowe Price Group, Inc.	18,636	1,561,138

		26,339,098

Chemicals 2.5%
Air Products & Chemicals, Inc.	15,093	1,687,096
Airgas, Inc.	4,743	530,505
CF Industries Holdings, Inc.	4,093	953,833
Dow Chemical Co. (The)	86,639	3,846,772
E.I. du Pont de Nemours & Co.	66,152	4,297,895
Eastman Chemical Co.	10,993	887,135
Ecolab, Inc.	19,372	2,019,918
FMC Corp.	9,522	718,530
International Flavors & Fragrances, Inc.	5,822	500,576
LyondellBasell Industries, N.V. Class A	31,201	2,504,816
Monsanto Co.	37,559	4,377,501
Mosaic Co. (The)	24,344	1,150,741
PPG Industries, Inc.	10,143	1,923,721
Praxair, Inc.	21,029	2,734,401

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2013, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-389

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
Chemicals (continued)
Sherwin-Williams Co. (The)	6,150	$1,128,525
Sigma-Aldrich Corp.	8,550	803,785

		30,065,750

Commercial Banks 2.8%
BB&T Corp.	50,352	1,879,137
Comerica, Inc.	13,065	621,110
Fifth Third Bancorp	63,059	1,326,131
Huntington Bancshares, Inc.	59,324	572,477
KeyCorp	64,052	859,578
M&T Bank Corp.	9,300	1,082,706
PNC Financial Services Group, Inc.	38,009	2,948,738
Regions Financial Corp.	98,404	973,215
SunTrust Banks, Inc.	38,237	1,407,504
U.S. Bancorp	130,455	5,270,382
♦Wells Fargo & Co.	342,406	15,545,232
Zions Bancorp.	13,186	395,053

		32,881,263

Commercial Services & Supplies 0.5%
ADT Corp. (The)	14,286	578,154
Cintas Corp.	7,193	428,631
Iron Mountain, Inc.	12,158	368,995
Pitney Bowes, Inc.	14,429	336,196
Republic Services, Inc.	19,294	640,561
Stericycle, Inc. (a)	6,122	711,193
Tyco International, Ltd.	33,237	1,364,046
Waste Management, Inc.	31,165	1,398,374

		5,826,150

Communications Equipment 1.7%
Cisco Systems, Inc.	381,914	8,573,969
F5 Networks, Inc. (a)	5,543	503,637
Harris Corp.	7,636	533,069
Juniper Networks, Inc. (a)	36,073	814,168
Motorola Solutions, Inc.	16,451	1,110,443
QUALCOMM, Inc.	120,676	8,960,193

		20,495,479

Computers & Peripherals 4.0%
♦Apple, Inc.	64,267	36,060,856
EMC Corp.	146,991	3,696,824
Hewlett-Packard Co.	137,277	3,841,011
NetApp, Inc.	24,344	1,001,512
SanDisk Corp.	16,136	1,138,234
Seagate Technology PLC	23,294	1,308,191
Western Digital Corp.	15,036	1,261,520

		48,308,148

	Shares	Value
Construction & Engineering 0.2%
Fluor Corp.	11,672	$937,145
Jacobs Engineering Group, Inc. (a)	9,407	592,547
Quanta Services, Inc. (a)	15,422	486,718

		2,016,410

Construction Materials 0.1%
Vulcan Materials Co.	9,286	551,774

Consumer Finance 1.0%
American Express Co.	65,810	5,970,942
Capital One Financial Corp.	41,187	3,155,336
Discover Financial Services	34,216	1,914,385
SLM Corp.	31,165	819,016

		11,859,679

Containers & Packaging 0.2%
Avery Dennison Corp.	6,900	346,311
Ball Corp.	10,329	533,596
Bemis Co., Inc.	7,350	301,056
MeadWestvaco Corp.	12,708	469,306
Owens-Illinois, Inc. (a)	11,786	421,703
Sealed Air Corp.	14,015	477,211

		2,549,183

Distributors 0.1%
Genuine Parts Co.	11,029	917,502

Diversified Consumer Services 0.1%
Graham Holdings Co. Class B (a)	314	208,282
H&R Block, Inc.	19,522	566,919

		775,201

Diversified Financial Services 5.1%
Bank of America Corp.	761,892	11,862,658
Berkshire Hathaway, Inc. Class B (a)	128,576	15,243,971
Citigroup, Inc.	216,651	11,289,684
CME Group, Inc.	22,515	1,766,527
IntercontinentalExchange Group, Inc.	8,215	1,847,718
♦JPMorgan Chase & Co.	268,524	15,703,283
Leucadia National Corp.	22,394	634,646
McGraw Hill Financial, Inc.	19,344	1,512,701
Moody’s Corp.	13,522	1,061,071
NASDAQ OMX Group, Inc. (The)	8,257	328,629

		61,250,888

Diversified Telecommunication Services 2.1%
AT&T, Inc.	376,300	13,230,708
CenturyLink, Inc.	42,223	1,344,803
Frontier Communications Corp.	71,395	331,987
Verizon Communications, Inc.	204,422	10,045,297
Windstream Holdings, Inc.	42,580	339,788

		25,292,583

M-390	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electric Utilities 1.6%
American Electric Power Co., Inc.	34,808	$1,626,926
Duke Energy Corp.	50,430	3,480,174
Edison International	23,272	1,077,494
Entergy Corp.	12,736	805,807
Exelon Corp.	61,209	1,676,515
FirstEnergy Corp.	29,873	985,212
NextEra Energy, Inc.	30,765	2,634,099
Northeast Utilities	22,508	954,114
Pepco Holdings, Inc.	17,844	341,356
Pinnacle West Capital Corp.	7,857	415,792
PPL Corp.	45,016	1,354,531
Southern Co. (The)	62,981	2,589,149
Xcel Energy, Inc.	35,544	993,099

		18,934,268

Electrical Equipment 0.8%
AMETEK, Inc.	17,486	920,988
Eaton Corp. PLC	33,894	2,580,011
Emerson Electric Co.	50,288	3,529,212
Rockwell Automation, Inc.	9,908	1,170,729
Roper Industries, Inc.	7,093	983,657

		9,184,597

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. Class A	11,308	1,008,447
Corning, Inc.	103,375	1,842,142
FLIR Systems, Inc.	10,122	304,672
Jabil Circuit, Inc.	13,208	230,348
TE Connectivity, Ltd.	29,315	1,615,550

		5,001,159

Energy Equipment & Services 1.8%
Baker Hughes, Inc.	31,658	1,749,421
Cameron International Corp. (a)	16,993	1,011,593
Diamond Offshore Drilling, Inc.	4,964	282,551
Ensco PLC Class A	16,686	954,106
FMC Technologies, Inc. (a)	16,901	882,401
Halliburton Co.	60,588	3,074,841
Helmerich & Payne, Inc.	7,650	643,212
Nabors Industries, Ltd.	18,551	315,182
National Oilwell Varco, Inc.	30,580	2,432,027
Noble Corp. PLC	18,101	678,245
Rowan Cos. PLC Class A (a)	8,872	313,714
Schlumberger, Ltd.	94,075	8,477,098
Transocean, Ltd.	24,215	1,196,705

		22,011,096

Food & Staples Retailing 2.3%
Costco Wholesale Corp.	31,208	3,714,064
CVS Caremark Corp.	85,025	6,085,239
Kroger Co. (The)	37,173	1,469,449
Safeway, Inc.	17,629	574,177

	Shares	Value
Food & Staples Retailing (continued)
Sysco Corp.	41,544	$1,499,738
Wal-Mart Stores, Inc.	115,569	9,094,125
Walgreen Co.	62,209	3,573,285
Whole Foods Market, Inc.	26,580	1,537,121

		27,547,198

Food Products 1.5%
Archer-Daniels-Midland Co.	47,002	2,039,887
Campbell Soup Co.	12,829	555,239
ConAgra Foods, Inc.	30,137	1,015,617
General Mills, Inc.	45,309	2,261,372
Hershey Co. (The)	10,700	1,040,361
Hormel Foods Corp.	9,615	434,310
J.M. Smucker Co. (The)	7,507	777,875
Kellogg Co.	18,372	1,121,978
Kraft Foods Group, Inc.	42,566	2,295,159
McCormick & Co., Inc.	9,436	650,329
Mead Johnson Nutrition Co.	14,429	1,208,573
Mondelez International, Inc. Class A	125,276	4,422,243
Tyson Foods, Inc. Class A	19,401	649,157

		18,472,100

Gas Utilities 0.1%
AGL Resources, Inc.	8,486	400,794
ONEOK, Inc.	14,736	916,284

		1,317,078

Health Care Equipment & Supplies 2.0%
Abbott Laboratories	110,447	4,233,434
Baxter International, Inc.	38,766	2,696,175
Becton, Dickinson & Co.	13,865	1,531,944
Boston Scientific Corp. (a)	95,375	1,146,407
C.R. Bard, Inc.	5,564	745,242
CareFusion Corp. (a)	15,093	601,003
Covidien PLC	32,858	2,237,630
DENTSPLY International, Inc.	10,193	494,157
Edwards Lifesciences Corp. (a)	7,815	513,914
Intuitive Surgical, Inc. (a)	2,722	1,045,466
Medtronic, Inc.	71,317	4,092,883
St. Jude Medical, Inc.	20,844	1,291,286
Stryker Corp.	21,086	1,584,402
Varian Medical Systems, Inc. (a)	7,550	586,559
Zimmer Holdings, Inc.	12,215	1,138,316

		23,938,818

Health Care Providers & Services 2.0%
Aetna, Inc.	26,251	1,800,556
AmerisourceBergen Corp.	16,429	1,155,123
Cardinal Health, Inc.	24,394	1,629,763
Cigna Corp.	19,744	1,727,205
DaVita HealthCare Partners, Inc. (a)	12,608	798,969
Express Scripts Holding Co. (a)	57,559	4,042,944
Humana, Inc.	11,136	1,149,458

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-391

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
Laboratory Corporation of America Holdings (a)	6,243	$570,423
McKesson Corp.	16,408	2,648,251
Patterson Cos., Inc.	5,957	245,429
Quest Diagnostics, Inc.	10,386	556,067
Tenet Healthcare Corp. (a)	7,086	298,462
UnitedHealth Group, Inc.	71,917	5,415,350
WellPoint, Inc.	21,101	1,949,521

		23,987,521

Health Care Technology 0.1%
Cerner Corp. (a)	21,086	1,175,334

Hotels, Restaurants & Leisure 1.7%
Carnival Corp.	31,287	1,256,799
Chipotle Mexican Grill, Inc. (a)	2,207	1,175,845
Darden Restaurants, Inc.	9,329	507,218
International Game Technology	17,779	322,867
Marriott International, Inc. Class A	16,051	792,277
McDonald’s Corp.	71,074	6,896,310
Starbucks Corp.	53,831	4,219,812
Starwood Hotels & Resorts Worldwide, Inc.	13,679	1,086,797
Wyndham Worldwide Corp.	9,307	685,833
Wynn Resorts, Ltd.	5,772	1,120,980
Yum! Brands, Inc.	31,808	2,405,003

		20,469,741

Household Durables 0.4%
D.R. Horton, Inc.	20,301	453,118
Garmin, Ltd.	8,786	406,089
Harman International Industries, Inc.	4,829	395,254
Leggett & Platt, Inc.	10,086	312,061
Lennar Corp. Class A	11,943	472,465
Mohawk Industries, Inc. (a)	4,357	648,757
Newell Rubbermaid, Inc.	20,515	664,891
PulteGroup, Inc.	24,629	501,693
Whirlpool Corp.	5,607	879,514

		4,733,842

Household Products 2.0%
Clorox Co. (The)	9,215	854,783
Colgate-Palmolive Co.	62,781	4,093,949
Kimberly-Clark Corp.	27,258	2,847,371
♦Procter & Gamble Co. (The)	194,164	15,806,891

		23,602,994

Independent Power Producers & Energy Traders 0.1%
AES Corp. (The)	46,902	680,548
NRG Energy, Inc.	23,101	663,461

		1,344,009

	Shares	Value
Industrial Conglomerates 2.5%
3M Co.	45,687	$6,407,602
Danaher Corp.	42,830	3,306,476
♦General Electric Co.	722,698	20,257,225

		29,971,303

Insurance 3.0%
ACE, Ltd.	24,294	2,515,158
Aflac, Inc.	33,294	2,224,039
Allstate Corp. (The)	32,487	1,771,841
American International Group, Inc.	105,168	5,368,826
Aon PLC	21,501	1,803,719
Assurant, Inc.	5,193	344,659
Chubb Corp. (The)	17,986	1,737,987
Cincinnati Financial Corp.	10,529	551,404
Genworth Financial, Inc. Class A (a)	35,308	548,333
Hartford Financial Services Group, Inc. (The)	31,937	1,157,078
Lincoln National Corp.	18,736	967,152
Loews Corp.	21,851	1,054,092
Marsh & McLennan Cos., Inc.	39,201	1,895,760
MetLife, Inc.	80,082	4,318,022
Principal Financial Group, Inc.	19,558	964,405
Progressive Corp. (The)	39,430	1,075,256
Prudential Financial, Inc.	33,073	3,049,992
Torchmark Corp.	6,457	504,615
Travelers Companies, Inc. (The)	26,008	2,354,764
Unum Group	18,658	654,523
XL Group PLC	20,201	643,200

		35,504,825

Internet & Catalog Retail 1.5%
Amazon.com, Inc. (a)	26,487	10,562,751
Expedia, Inc.	7,357	512,489
Netflix, Inc. (a)	4,236	1,559,568
priceline.com, Inc. (a)	3,672	4,268,333
TripAdvisor, Inc. (a)	7,915	655,599

		17,558,740

Internet Software & Services 3.1%
Akamai Technologies, Inc. (a)	12,786	603,243
eBay, Inc. (a)	83,225	4,568,220
Facebook, Inc. Class A (a)	117,483	6,421,621
♦Google, Inc. Class A (a)	20,044	22,463,511
VeriSign, Inc. (a)	9,200	549,976
Yahoo!, Inc. (a)	67,388	2,725,171

		37,331,742

IT Services 3.6%
Accenture PLC Class A	45,409	3,733,528
Alliance Data Systems Corp. (a)	3,479	914,733
Automatic Data Processing, Inc.	34,387	2,778,813
Cognizant Technology Solutions Corp. Class A (a)	21,608	2,181,976

M-392	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
IT Services (continued)
Computer Sciences Corp.	10,515	$587,578
Fidelity National Information Services, Inc.	20,794	1,116,222
Fiserv, Inc. (a)	18,422	1,087,819
International Business Machines Corp.	72,910	13,675,729
MasterCard, Inc. Class A	7,393	6,176,556
Paychex, Inc.	23,215	1,056,979
Teradata Corp. (a)	11,672	530,959
Total System Services, Inc.	11,929	396,997
Visa, Inc. Class A	36,373	8,099,540
Western Union Co. (The)	39,451	680,530

		43,017,959

Leisure Equipment & Products 0.1%
Hasbro, Inc.	8,250	453,832
Mattel, Inc.	24,172	1,150,104

		1,603,936

Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	23,629	1,351,342
Life Technologies Corp. (a)	12,336	935,069
PerkinElmer, Inc.	8,029	331,036
Thermo Fisher Scientific, Inc.	25,815	2,874,500
Waters Corp. (a)	6,079	607,900

		6,099,847

Machinery 1.7%
Caterpillar, Inc.	45,459	4,128,132
Cummins, Inc.	12,443	1,754,090
Deere & Co.	27,344	2,497,327
Dover Corp.	12,172	1,175,085
Flowserve Corp.	9,965	785,541
Illinois Tool Works, Inc.	29,165	2,452,193
Ingersoll-Rand PLC	19,136	1,178,778
Joy Global, Inc.	7,593	444,115
PACCAR, Inc.	25,294	1,496,646
Pall Corp.	7,915	675,545
Parker Hannifin Corp.	10,658	1,371,045
Pentair, Ltd.	14,236	1,105,710
Snap-on, Inc.	4,150	454,508
Stanley Black & Decker, Inc.	11,086	894,529
Xylem, Inc.	13,179	455,993

		20,869,237

Media 3.7%
Cablevision Systems Corp. Class A	15,293	274,203
CBS Corp. Class B	39,866	2,541,059
Comcast Corp. Class A	186,150	9,673,285
DIRECTV (a)	34,908	2,411,794
Discovery Communications, Inc. Class A (a)	16,122	1,457,751
Gannett Co., Inc.	16,279	481,533

	Shares	Value
Media (continued)
Interpublic Group of Cos., Inc. (The)	29,730	$526,221
News Corp. Class A (a)	35,558	640,755
Omnicom Group, Inc.	18,386	1,367,367
Scripps Networks Interactive Class A	7,829	676,504
Time Warner Cable, Inc.	20,136	2,728,428
Time Warner, Inc.	64,624	4,505,585
Twenty-First Century Fox, Inc. Class A	140,177	4,931,427
Viacom, Inc. Class B	28,987	2,531,724
Walt Disney Co. (The)	116,740	8,918,936

		43,666,572

Metals & Mining 0.5%
Alcoa, Inc.	76,403	812,164
Allegheny Technologies, Inc.	7,715	274,885
Cliffs Natural Resources, Inc.	10,936	286,633
Freeport-McMoRan Copper & Gold, Inc.	74,160	2,798,798
Newmont Mining Corp.	35,566	819,085
Nucor Corp.	22,729	1,213,274
United States Steel Corp.	10,336	304,912

		6,509,751

Multi-Utilities 1.1%
Ameren Corp.	17,329	626,617
CenterPoint Energy, Inc.	30,615	709,656
CMS Energy Corp.	19,001	508,657
Consolidated Edison, Inc.	20,922	1,156,568
Dominion Resources, Inc.	41,459	2,681,983
DTE Energy Co.	12,629	838,439
Integrys Energy Group, Inc.	5,700	310,137
NiSource, Inc.	22,379	735,822
PG&E Corp.	32,094	1,292,746
Public Service Enterprise Group, Inc.	36,137	1,157,830
SCANA Corp.	10,036	470,989
Sempra Energy	16,236	1,457,343
TECO Energy, Inc.	14,593	251,583
Wisconsin Energy Corp.	16,179	668,840

		12,867,210

Multiline Retail 0.7%
Dollar General Corp. (a)	21,044	1,269,374
Dollar Tree, Inc. (a)	14,865	838,683
Family Dollar Stores, Inc.	6,907	448,748
Kohl’s Corp.	14,379	816,008
Macy’s, Inc.	26,322	1,405,595
Nordstrom, Inc.	10,222	631,720
Target Corp.	45,152	2,856,767

		8,266,895

Office Electronics 0.1%
Xerox Corp.	82,660	1,005,972

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-393

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels 8.3%
Anadarko Petroleum Corp.	35,951	$2,851,633
Apache Corp.	28,515	2,450,579
Cabot Oil & Gas Corp.	30,087	1,166,172
Chesapeake Energy Corp.	36,108	979,971
♦Chevron Corp.	137,377	17,159,761
ConocoPhillips	87,510	6,182,582
CONSOL Energy, Inc.	16,351	621,992
Denbury Resources, Inc. (a)	26,194	430,367
Devon Energy Corp.	27,258	1,686,453
EOG Resources, Inc.	19,501	3,273,048
EQT Corp.	10,765	966,482
♦Exxon Mobil Corp.	312,047	31,579,156
Hess Corp.	20,315	1,686,145
Kinder Morgan, Inc.	48,095	1,731,420
Marathon Oil Corp.	49,759	1,756,493
Marathon Petroleum Corp.	21,501	1,972,287
Murphy Oil Corp.	12,558	814,763
Newfield Exploration Co. (a)	9,722	239,453
Noble Energy, Inc.	25,665	1,748,043
Occidental Petroleum Corp.	57,581	5,475,953
Peabody Energy Corp.	19,272	376,382
Phillips 66	42,823	3,302,938
Pioneer Natural Resources Co.	10,186	1,874,937
QEP Resources, Inc.	12,808	392,565
Range Resources Corp.	11,672	984,066
Southwestern Energy Co. (a)	25,051	985,256
Spectra Energy Corp.	47,859	1,704,738
Tesoro Corp.	9,486	554,931
Valero Energy Corp.	38,544	1,942,618
Williams Cos., Inc. (The)	48,816	1,882,833
WPX Energy, Inc. (a)	14,343	292,310

		99,066,327

Paper & Forest Products 0.1%
International Paper Co.	31,687	1,553,614

Personal Products 0.2%
Avon Products, Inc.	30,987	533,596
Estee Lauder Cos., Inc. (The) Class A	18,286	1,377,302

		1,910,898

Pharmaceuticals 5.7%
AbbVie, Inc.	113,640	6,001,329
Actavis PLC (a)	12,429	2,088,072
Allergan, Inc.	21,229	2,358,117
Bristol-Myers Squibb Co.	117,612	6,251,078
Eli Lilly & Co.	70,824	3,612,024
Forest Laboratories, Inc. (a)	16,936	1,016,668
Hospira, Inc. (a)	11,850	489,168
♦Johnson & Johnson	201,536	18,458,682

	Shares	Value
Pharmaceuticals (continued)
Merck & Co., Inc.	208,715	$10,446,186
Mylan, Inc. (a)	27,351	1,187,034
Perrigo Co. PLC	9,507	1,458,944
Pfizer, Inc.	462,953	14,180,250
Zoetis, Inc.	35,716	1,167,556

		68,715,108

Professional Services 0.2%
Dun & Bradstreet Corp.	2,729	334,985
Equifax, Inc.	8,693	600,599
Nielsen Holdings N.V.	18,072	829,324
Robert Half International, Inc.	9,900	415,701

		2,180,609

Real Estate Investment Trusts 1.8%
American Tower Corp.	28,187	2,249,886
Apartment Investment & Management Co. Class A	10,422	270,034
AvalonBay Communities, Inc.	8,686	1,026,946
Boston Properties, Inc.	10,922	1,096,241
Equity Residential	23,944	1,241,975
General Growth Properties, Inc.	38,401	770,708
HCP, Inc.	32,594	1,183,814
Health Care REIT, Inc.	20,622	1,104,721
Host Hotels & Resorts, Inc.	54,023	1,050,207
Kimco Realty Corp.	29,265	577,984
Macerich Co. (The)	10,036	591,020
Plum Creek Timber Co., Inc.	12,636	587,700
ProLogis, Inc.	35,623	1,316,270
Public Storage	10,322	1,553,668
Simon Property Group, Inc.	22,165	3,372,626
Ventas, Inc.	21,008	1,203,338
Vornado Realty Trust	12,429	1,103,571
Weyerhaeuser Co.	41,630	1,314,259

		21,614,968

Real Estate Management & Development 0.0%‡
CBRE Group, Inc., Class A (a)	19,886	523,002

Road & Rail 0.9%
CSX Corp.	72,410	2,083,236
Kansas City Southern	7,872	974,790
Norfolk Southern Corp.	22,065	2,048,294
Ryder System, Inc.	3,757	277,191
Union Pacific Corp.	32,901	5,527,368

		10,910,879

Semiconductors & Semiconductor Equipment 2.0%
Altera Corp.	22,937	746,141
Analog Devices, Inc.	22,215	1,131,410
Applied Materials, Inc.	86,017	1,521,641
Broadcom Corp. Class A	38,544	1,142,829
First Solar, Inc. (a)	5,043	275,549

M-394	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment (continued)
Intel Corp.	355,085	$9,218,006
KLA-Tencor Corp.	11,900	767,074
Lam Research Corp. (a)	11,600	631,620
Linear Technology Corp.	16,729	762,006
LSI Corp.	38,923	428,931
Microchip Technology, Inc.	14,172	634,197
Micron Technology, Inc. (a)	75,139	1,635,025
NVIDIA Corp.	41,330	662,107
Texas Instruments, Inc.	78,189	3,433,279
Xilinx, Inc.	19,165	880,057

		23,869,872

Software 3.4%
Adobe Systems, Inc. (a)	33,208	1,988,495
Autodesk, Inc. (a)	16,115	811,068
CA, Inc.	23,208	780,949
Citrix Systems, Inc. (a)	13,315	842,174
Electronic Arts, Inc. (a)	22,079	506,492
Intuit, Inc.	20,351	1,553,188
♦Microsoft Corp.	542,642	20,311,090
Oracle Corp.	250,666	9,590,481
Red Hat, Inc. (a)	13,536	758,558
Salesforce.com, Inc. (a)	39,630	2,187,180
Symantec Corp.	49,716	1,172,303

		40,501,978

Specialty Retail 2.2%
AutoNation, Inc. (a)	4,614	229,270
AutoZone, Inc. (a)	2,429	1,160,916
Bed Bath & Beyond, Inc. (a)	15,336	1,231,481
Best Buy Co., Inc.	19,522	778,537
Carmax, Inc. (a)	15,951	750,016
GameStop Corp. Class A	8,350	411,321
Gap, Inc. (The)	18,922	739,472
Home Depot, Inc. (The)	100,589	8,282,498
L Brands, Inc.	17,415	1,077,118
Lowe’s Companies, Inc.	74,703	3,701,534
O’Reilly Automotive, Inc. (a)	7,665	986,562
PetSmart, Inc.	7,407	538,859
Ross Stores, Inc.	15,479	1,159,842
Staples, Inc.	47,180	749,690
Tiffany & Co.	7,865	729,715
TJX Cos., Inc.	50,802	3,237,611
Urban Outfitters, Inc. (a)	7,793	289,120

		26,053,562

Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc.	20,036	1,124,621
Fossil Group, Inc. (a)	3,507	420,630
Michael Kors Holdings, Ltd. (a)	12,815	1,040,450
NIKE, Inc. Class B	53,373	4,197,253

	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
PVH Corp.	5,829	$792,860
Ralph Lauren Corp.	4,257	751,658
VF Corp.	25,158	1,568,350

		9,895,822

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	33,973	320,366
People’s United Financial, Inc.	22,701	343,239

		663,605

Tobacco 1.5%
Altria Group, Inc.	142,862	5,484,472
Lorillard, Inc.	26,315	1,333,645
Philip Morris International, Inc.	114,447	9,971,767
Reynolds American, Inc.	22,394	1,119,476

		17,909,360

Trading Companies & Distributors 0.2%
Fastenal Co.	19,501	926,492
W.W. Grainger, Inc.	4,414	1,127,424

		2,053,916

Wireless Telecommunication Services 0.2%
Crown Castle International Corp. (a)	23,865	1,752,407

Total Common Stocks (Cost $480,958,143)		1,178,234,271	(b)

	Principal Amount
Short-Term Investments 1.7%
U.S. Government 1.7%
United States Treasury Bills 0.003%–0.039%, due 1/9/14 (c)	$11,400,000	11,399,993
0.029%–0.054%, due 4/10/14 (c)	6,200,000	6,199,194
0.033%, due 1/23/14 (c)(d)	3,000,000	2,999,940

Total Short-Term Investments (Cost $20,599,331)		20,599,127

Total Investments (Cost $501,557,474) (f)	100.2%	1,198,833,398
Other Assets, Less Liabilities	(0.2)	(1,864,152)
Net Assets	100.0%	$1,196,969,246

	Contracts Long	Unrealized Appreciation (Depreciation) (e)
Futures Contracts 0.0%‡
Standard & Poor’s 500 Index Mini March 2014	189	$266,276

Total Futures Contracts (Notional Amount $17,398,395) (b)		$266,276

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-395

Portfolio of Investments December 31, 2013 (continued)

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	The combined market value of common stocks and notional amount of S&P 500® Index futures contracts represents 99.9% of the Portfolio’s net assets.

(c)	Interest rate shown represents yield to maturity.

(d)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.

(e)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2013.
(f)	As of December 31, 2013, cost is $526,014,755 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$678,738,320
Gross unrealized depreciation	(5,919,677)

Net unrealized appreciation	$672,818,643

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,178,234,271	$—	$—	$1,178,234,271
Short-Term Investments
U.S. Government	—	20,599,127	—	20,599,127

Total Investments in Securities	1,178,234,271	20,599,127	—	1,198,833,398

Other Financial Instruments
Futures Contracts Long (b)	266,276	—	—	266,276

Total Investments in Securities and Other Financial Instruments	$1,178,500,547	$20,599,127	$—	$1,199,099,674

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

M-396	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $501,557,474)	$1,198,833,398
Cash	15,551
Receivables:
Dividends and interest	1,632,102
Fund shares sold	419,550
Variation margin on futures contracts	61,231

Total assets	1,200,961,832

Liabilities
Payables:
Investment securities purchased	3,047,550
Fund shares redeemed	501,809
Manager (See Note 3)	250,652
NYLIFE Distributors (See Note 3)	71,007
Shareholder communication	59,618
Professional fees	31,593
Custodian	6,433
Trustees	1,725
Accrued expenses	22,199

Total liabilities	3,992,586

Net assets	$1,196,969,246

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$31,883
Additional paid-in capital	540,830,062

540,861,945
Undistributed net investment income	18,960,390
Accumulated net realized gain (loss) on investments and futures transactions	(60,395,289)
Net unrealized appreciation (depreciation) on investments and futures contracts	697,542,200

Net assets	$1,196,969,246

Initial Class
Net assets applicable to outstanding shares	$853,187,479

Shares of beneficial interest outstanding	22,700,677

Net asset value per share outstanding	$37.58

Service Class
Net assets applicable to outstanding shares	$343,781,767

Shares of beneficial interest outstanding	9,182,717

Net asset value per share outstanding	$37.44

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-397

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$23,137,685
Interest	21,308

Total income	23,158,993

Expenses
Manager (See Note 3)	2,972,900
Distribution and service—Service Class (See Note 3)	735,766
Shareholder communication	180,868
Professional fees	88,091
Custodian	38,303
Trustees	22,860
Miscellaneous	44,191

Total expenses before waiver/reimbursement	4,082,979
Expense waiver/reimbursement from Manager (See Note 3)	(173,495)

Net expenses	3,909,484

Net investment income (loss)	19,249,509

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	16,440,907
Futures transactions	17,518,816

Net realized gain (loss) on investments and futures transactions	33,959,723

Net change in unrealized appreciation (depreciation) on:
Investments	263,469,748
Futures contracts	944,925

Net change in unrealized appreciation (depreciation) on investments and futures contracts	264,414,673

Net realized and unrealized gain (loss) on investments and futures transactions	298,374,396

Net increase (decrease) in net assets resulting from operations	$317,623,905

(a)	Dividends recorded net of foreign withholding taxes in the amount of $4,659.

M-398	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2013 and December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$19,249,509	$18,308,953
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	33,959,723	22,406,496
Net change in unrealized appreciation (depreciation) on investments and futures contracts	264,414,673	98,764,021

Net increase (decrease) in net assets resulting from operations	317,623,905	139,479,470

Dividends to shareholders:
From net investment income:
Initial Class	(13,748,908)	(11,913,117)
Service Class	(4,317,687)	(3,494,658)

Total dividends to shareholders	(18,066,595)	(15,407,775)

Capital share transactions:
Net proceeds from sale of shares	249,081,982	265,116,333
Net asset value of shares issued to shareholders in reinvestment of dividends	18,066,595	15,407,775
Cost of shares redeemed	(391,053,473)	(254,221,769)

Increase (decrease) in net assets derived from capital share transactions	(123,904,896)	26,302,339

Net increase (decrease) in net assets	175,652,414	150,374,034

Net Assets
Beginning of year	1,021,316,832	870,942,798

End of year	$1,196,969,246	$1,021,316,832

Undistributed net investment income at end of year	$18,960,390	$18,075,303

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-399

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$28.93	$25.42	$25.45	$22.58	$18.35

Net investment income (loss)	0.59 (a)	0.54	0.45 (a)	0.40 (a)	0.39 (a)
Net realized and unrealized gain (loss) on investments	8.61	3.45	(0.03)	2.90	4.40

Total from investment operations	9.20	3.99	0.42	3.30	4.79

Less dividends:
From net investment income	(0.55)	(0.48)	(0.45)	(0.43)	(0.56)

Net asset value at end of year	$37.58	$28.93	$25.42	$25.45	$22.58

Total investment return	32.01%	15.66%	1.85%	14.73%	26.26%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76%	1.93%	1.75%	1.71%	1.99%
Net expenses	0.28%	0.29%	0.29%	0.30%	0.30%
Expenses (before waiver/reimbursement)	0.30%	0.34%	0.34%	0.35%	0.35%
Portfolio turnover rate	8%	10%	4%	4%	15%
Net assets at end of year (in 000’s)	$853,187	$773,233	$644,141	$719,103	$709,736

(a)	Per share data based on average shares outstanding during the year.

	Service Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$28.84	$25.34	$25.36	$22.52	$18.30

Net investment income (loss)	0.51 (a)	0.47	0.39 (a)	0.34 (a)	0.34 (a)
Net realized and unrealized gain (loss) on investments	8.57	3.44	(0.03)	2.88	4.38

Total from investment operations	9.08	3.91	0.36	3.22	4.72

Less dividends:
From net investment income	(0.48)	(0.41)	(0.38)	(0.38)	(0.50)

Net asset value at end of year	$37.44	$28.84	$25.34	$25.36	$22.52

Total investment return	31.68%	15.37%	1.59%	14.44%	25.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52%	1.67%	1.50%	1.46%	1.74%
Net expenses	0.53%	0.54%	0.54%	0.55%	0.55%
Expenses (before waiver/reimbursement)	0.55%	0.59%	0.59%	0.60%	0.60%
Portfolio turnover rate	8%	10%	4%	4%	15%
Net assets at end of year (in 000’s)	$343,782	$248,084	$226,802	$243,111	$220,788

(a)	Per share data based on average shares outstanding during the year.

M-400	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP T. Rowe Price Equity Income Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2013

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	30.36%	19.98%	0.84%
Service Class Shares	30.04	19.68	1.09

Benchmark Performance	One Year	Since Inception (2/17/12)
S&P 500® Index[3]	32.39%	20.41%
Average Lipper Variable Products Equity Income Portfolio[4]	28.21	18.70

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.	The Average Lipper Variable Products Equity Income Portfolio is representative of portfolios that, by portfolio practice, seek relatively high current income and growth of income through investing 65% or more of their portfolio in equities. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

mainstayinvestments.com	M-401

Cost in Dollars of a $1,000 Investment in MainStay VP T. Rowe Price Equity Income Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,141.30	$4.21	$1,021.30	$3.97

Service Class Shares	$1,000.00	$1,139.90	$5.56	$1,020.00	$5.24

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.78% for Initial Class and 1.03% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

M-402	MainStay VP T. Rowe Price Equity Income Portfolio

Industry Composition as of December 31, 2013 (Unaudited)

Oil, Gas & Consumable Fuels	13.3%
Commercial Banks	6.6
Pharmaceuticals	5.9
Diversified Financial Services	5.1
Insurance	4.5
Machinery	3.8
Electric Utilities	3.7
Media	3.6
Diversified Telecommunication Services	3.1
Industrial Conglomerates	3.1
Aerospace & Defense	2.5
Food Products	2.4
Semiconductors & Semiconductor Equipment	2.3
Capital Markets	2.1
Communications Equipment	1.8
Electrical Equipment	1.8
Multiline Retail	1.8
Energy Equipment & Services	1.7
Software	1.5
Paper & Forest Products	1.4
Computers & Peripherals	1.3
Metals & Mining	1.3
Air Freight & Logistics	1.2
Automobiles	1.2
Consumer Finance	1.1
Household Products	1.1

IT Services	1.1%
Leisure Equipment & Products	1.1
Multi-Utilities	1.1
Road & Rail	1.1
Airlines	1.0
Beverages	1.0
Building Products	1.0
Chemicals	1.0
Electronic Equipment, Instruments & Components	0.9
Hotels, Restaurants & Leisure	0.9
Real Estate Investment Trusts	0.9
Specialty Retail	0.8
Auto Components	0.7
Construction Materials	0.7
Distributors	0.6
Personal Products	0.6
Containers & Packaging	0.5
Health Care Providers & Services	0.5
Independent Power Producers & Energy Traders	0.4
Wireless Telecommunication Services	0.4
Life Sciences Tools & Services	0.3
Household Durables	0.1
Short-Term Investment	4.1
Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page M-406 for specific holdings within these categories.

‡Less	than one-tenth of a percent.

Top Ten Holdings as of December 31, 2013 (excluding short-term investment) (Unaudited)

1.	General Electric Co.

2.	JPMorgan Chase & Co.

3.	Chevron Corp.

4.	Wells Fargo & Co.

5.	Exxon Mobil Corp.
6.	Apache Corp.

7.	U.S. Bancorp

8.	Bank of America Corp.

9.	Johnson & Johnson

10.	Illinois Tool Works, Inc.

mainstayinvestments.com	M-403

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Brian C. Rogers of T. Rowe Price Associates, Inc. (“T. Rowe”), the Portfolio’s Subadvisor.

How did MainStay VP T. Rowe Price Equity Income Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP T. Rowe Price Equity Income Portfolio returned 30.36% for Initial Class shares and 30.04% for Service Class shares. Over the same period, both share classes underperformed the 32.39% return of the S&P 500® Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes outperformed the 28.21% return of the average Lipper1 Variable Products Equity Income Portfolio for the 12 months ended December 31, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

Overall, the Portfolio’s equity sector weightings detracted from returns relative to the S&P 500® Index during the reporting period, while stock selection added relative value. The Portfolio’s cash position was a drag on relative performance in a rapidly advancing market.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the sectors that made the strongest positive contributions to the Portfolio’s performance relative to the S&P 500® Index were information technology, industrials and financials. (Contributions take weightings and total returns into account.) Stock selection was a primary driver in each sector. An underweight position in the lagging information technology sector and an overweight position in industrials also helped.

The sectors that detracted the most from the Portfolio’s relative performance were energy, health care and materials. Stock selection was a factor in all three sectors. An overweight position in energy and an underweight position in health care also hurt relative results.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Portfolio’s absolute performance included industrial conglomerate General Electric,

diversified financial services company JPMorgan Chase and aircraft manufacturer Boeing. GE benefited from cyclical tailwinds, following a recent restructuring to simplify industrial holdings and shrink its financial business. The company has also cut costs, improved its margin structure and provided a sector-leading yield. Despite continued legal issues, JPMorgan Chase advanced on the news that the company would divest noncore businesses. We trimmed the Portfolio’s position on strength as the reporting period progressed. Shares of Boeing moved higher throughout the year, after early issues with the 787 Dreamliner’s lithium batteries were resolved. Focusing on order fulfillment, the company exceeded earnings and cash flow expectations in the third and fourth quarters of 2013, driven by increased orders and revenue growth. Boeing also announced a 50% dividend increase in December along with additional share repurchase plans. We trimmed our position slightly on strength.

Major detractors from absolute performance included gold and copper mining company Newmont Mining, state-owned Brazilian energy company Petrobras and iron ore producer Cliff’s Natural Resources. Newmont Mining suffered from declining gold and copper prices, which hurt company earnings, and from competitive pressures. Even so, we believe that Newmont Mining has quality assets and should be well positioned as commodity pressures ease. We added to this position on weakness. Results at Petrobras were weaker than expected, as government-controlled energy pricing led to increased debt and operating losses. Currency weakness remains a concern. Even so, the company plans to unlock value by divesting assets, which led us to add to the position on weakness. Cliff’s Natural Resources suffered from weak commodity prices and a capital allocation strategy that, in our opinion, was questionable. A dividend cut and expensive Canadian project weakened the company’s balance sheet, and we sold the Portfolio’s position to pursue companies with more compelling risk/return profiles.

Did the Portfolio make any significant purchases or sales during the reporting period?

We purchased shares of computers & peripherals company Apple when the shares dipped earlier in the reporting period, making the valuation compelling. We believe that the company has a vast addressable market with ample room for expansion and numerous

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

M-404	MainStay VP T. Rowe Price Equity Income Portfolio

avenues of growth, including China and enterprise sales. The company now pays a dividend, and management appears committed to returning capital to shareholders. We initiated a position in agricultural equipment manufacturer Deere to take advantage of the company’s pricing power and demonstrated ability to grow margins. The company maintains a strong balance sheet, generates significant free cash flow, and appears well positioned, even if farming fundamentals should weaken. We purchased shares of mining machinery company Joy Global, which primarily serves coal producers. Weak coal fundamentals, driven by slowing growth in China and exceptionally low natural gas prices, have pressured the stock, but the company appears well positioned for cyclical improvement, particularly in emerging markets.

During the reporting period, we eliminated the Portfolio’s positions in diversified conglomerate 3M, laboratory equipment maker Thermo Fisher Scientific and student loan provider SLM. Shares of 3M had advanced through solid organic sales growth. We sold the Portfolio’s position in Thermo Fisher Scientific in the third quarter of 2013, after an extended period of strong performance. SLM announced a new CEO in May and decided to split into separate businesses. When investors reacted favorably, we sold the Portfolio’s position on strength in the third quarter. All three stocks were sold to allow the Portfolio to pursue opportunities that we found more compelling.

How did the Portfolio’s sector weightings change during the reporting period?

At the beginning of 2013, the Portfolio’s most substantially overweight positions in relation to the S&P 500® Index were in financials, industrials and energy. At the end of the reporting period, the most substantially overweight sector relative to the Index was industrials, followed by energy and financials. The largest increase in relative weighting during the period was in energy, where we have pursued opportunities among companies facing headwinds from commodities pressures.

By far, the Portfolio’s most substantially underweight position relative to the S&P 500® Index at the beginning of 2013 was information technology, followed by consumer staples and health care. At the end of the reporting period, information technology remained the most substantially underweight position, followed by health care and consumer staples. The addition of Apple substantially decreased the degree to which the Portfolio was underweight in the information technology sector.

The biggest change in relative sector weightings during the reporting period was in consumer discretionary, which went from a moderately overweight position to a moderately underweight position in relation to the S&P 500® Index.

How was the Portfolio positioned at the end of the reporting period?

The Portfolio is a diversified, bottom-up investment strategy with a long-term focus that has historically resulted in what we believe to be a relatively low turnover rate. Changes to the Portfolio’s sector positioning are a residual of our bottom-up stock selection process and fundamental analysis at the individual company level. They do not reflect a broad sector viewpoint.

As of December 31, 2013, the most significantly overweight sectors in the Portfolio were industrials and energy. In industrials, the Portfolio’s largest industry exposure was in aerospace & defense. As of the same date, the Portfolio’s most significantly underweight positions were in information technology and health care. Many information technology companies do not fit our investment criteria, either because of valuation or dividend concerns. In health care, our primary exposure is to the pharmaceuticals industry, which has been increasingly returning cash to shareholders through repurchases and dividends.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-405

Portfolio of Investments December 31, 2013

	Shares	Value
Common Stocks 95.8%†
Aerospace & Defense 2.5%
Boeing Co. (The)	66,000	$9,008,340
Honeywell International, Inc.	110,100	10,059,837

		19,068,177

Air Freight & Logistics 1.2%
United Parcel Service, Inc. Class B	83,600	8,784,688

Airlines 1.0%
United Continental Holdings, Inc. (a)	198,300	7,501,689

Auto Components 0.7%
Johnson Controls, Inc.	107,100	5,494,230

Automobiles 1.2%
Ford Motor Co.	267,200	4,122,896
General Motors Co. (a)	124,308	5,080,468

		9,203,364

Beverages 1.0%
Coca-Cola Co. (The)	16,000	660,960
PepsiCo., Inc.	79,900	6,626,906

		7,287,866

Building Products 1.0%
Masco Corp.	192,900	4,392,333
USG Corp. (a)	106,500	3,022,470

		7,414,803

Capital Markets 2.1%
Bank of New York Mellon Corp.	5,000	174,700
Legg Mason, Inc.	166,000	7,217,680
Northern Trust Corp.	120,000	7,426,800
Och-Ziff Capital Management Group LLC Class A	65,500	969,400

		15,788,580

Chemicals 1.0%
E.I. du Pont de Nemours & Co.	69,600	4,521,912
Potash Corporation of Saskatchewan, Inc.	100,500	3,312,480

		7,834,392

Commercial Banks 6.6%
PNC Financial Services Group, Inc.	133,400	10,349,172
Regions Financial Corp.	291,200	2,879,968
SunTrust Banks, Inc.	203,200	7,479,792
♦U.S. Bancorp	323,700	13,077,480
♦Wells Fargo & Co.	355,300	16,130,620

		49,917,032

	Shares	Value
Communications Equipment 1.8%
Cisco Systems, Inc.	281,700	$6,324,165
Harris Corp.	109,100	7,616,271

		13,940,436

Computers & Peripherals 1.3%
Apple, Inc.	17,300	9,707,203

Construction Materials 0.7%
Vulcan Materials Co.	94,400	5,609,248

Consumer Finance 1.1%
American Express Co.	95,700	8,682,861

Containers & Packaging 0.5%
MeadWestvaco Corp.	106,300	3,925,659

Distributors 0.6%
Genuine Parts Co.	52,200	4,342,518

Diversified Financial Services 5.1%
♦Bank of America Corp.	779,000	12,129,030
♦JPMorgan Chase & Co.	360,900	21,105,432
McGraw Hill Financial, Inc.	72,600	5,677,320

		38,911,782

Diversified Telecommunication Services 3.1%
AT&T, Inc.	313,900	11,036,724
CenturyLink, Inc.	110,500	3,519,425
Telefonica S.A.	154,126	2,509,387
Verizon Communications, Inc.	133,600	6,565,104

		23,630,640

Electric Utilities 3.7%
Duke Energy Corp.	124,845	8,615,554
Entergy Corp.	106,000	6,706,620
Exelon Corp.	187,200	5,127,408
FirstEnergy Corp.	109,500	3,611,310
Xcel Energy, Inc.	156,400	4,369,816

		28,430,708

Electrical Equipment 1.8%
Eaton Corp. PLC	58,684	4,467,026
Emerson Electric Co.	135,700	9,523,426

		13,990,452

Electronic Equipment, Instruments & Components 0.9%
Corning, Inc.	400,100	7,129,782

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2013, excluding short-term investment. May be subject to change daily.

M-406	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Energy Equipment & Services 1.7%
Diamond Offshore Drilling, Inc.	87,000	$4,952,040
Schlumberger, Ltd.	86,700	7,812,537

		12,764,577

Food Products 2.4%
Archer-Daniels-Midland Co.	197,900	8,588,860
Campbell Soup Co.	158,200	6,846,896
McCormick & Co., Inc.	44,200	3,046,264

		18,482,020

Health Care Providers & Services 0.5%
Quest Diagnostics, Inc.	73,300	3,924,482

Hotels, Restaurants & Leisure 0.9%
Carnival Corp.	173,800	6,981,546

Household Durables 0.1%
Whirlpool Corp.	5,400	847,044

Household Products 1.1%
Clorox Co. (The)	86,400	8,014,464

Independent Power Producers & Energy Traders 0.4%
AES Corp. (The)	204,900	2,973,099

Industrial Conglomerates 3.1%
♦General Electric Co.	834,600	23,393,838

Insurance 4.5%
Allstate Corp. (The)	160,000	8,726,400
Chubb Corp. (The)	39,100	3,778,233
Lincoln National Corp.	79,500	4,103,790
Loews Corp.	53,300	2,571,192
Marsh & McLennan Cos., Inc.	203,400	9,836,424
Sun Life Financial, Inc.	89,500	3,162,035
Willis Group Holdings PLC	52,900	2,370,449

		34,548,523

IT Services 1.1%
Computer Sciences Corp.	98,300	5,493,004
Western Union Co. (The)	158,700	2,737,575

		8,230,579

Leisure Equipment & Products 1.1%
Mattel, Inc.	176,200	8,383,596

Life Sciences Tools & Services 0.3%
Agilent Technologies, Inc.	39,900	2,281,881

	Shares	Value
Machinery 3.8%
Deere & Co.	53,500	$4,886,155
♦Illinois Tool Works, Inc.	131,900	11,090,152
Joy Global, Inc.	72,700	4,252,223
Stanley Black & Decker, Inc.	50,600	4,082,914
Xylem, Inc.	138,400	4,788,640

		29,100,084

Media 3.6%
Cablevision Systems Corp. Class A	199,100	3,569,863
Comcast Corp. Class A	73,000	3,793,445
Madison Square Garden Co. Class A (a)	56,200	3,235,996
New York Times Co. (The) Class A	183,000	2,904,210
Time Warner, Inc.	133,400	9,300,648
Walt Disney Co. (The)	55,700	4,255,480

		27,059,642

Metals & Mining 1.3%
Newmont Mining Corp.	113,900	2,623,117
Nucor Corp.	134,000	7,152,920

		9,776,037

Multi-Utilities 1.1%
NiSource, Inc.	260,400	8,561,952

Multiline Retail 1.8%
Kohl’s Corp.	153,400	8,705,450
Macy’s, Inc.	99,300	5,302,620

		14,008,070

Oil, Gas & Consumable Fuels 13.3%
Anadarko Petroleum Corp.	84,900	6,734,268
♦Apache Corp.	160,000	13,750,400
BP PLC, Sponsored ADR	87,200	4,238,792
♦Chevron Corp.	143,100	17,874,621
ConocoPhillips	44,500	3,143,925
CONSOL Energy, Inc.	145,500	5,534,820
ENI S.p.A.	67,377	1,621,157
♦Exxon Mobil Corp.	148,400	15,018,080
Hess Corp.	105,700	8,773,100
Murphy Oil Corp.	123,000	7,980,240
Petroleo Brasileiro S.A., ADR	307,400	4,235,972
Royal Dutch Shell PLC, ADR	155,200	11,061,104
Talisman Energy, Inc.	148,900	1,734,685

		101,701,164

Paper & Forest Products 1.4%
International Paper Co.	214,500	10,516,935

Personal Products 0.6%
Avon Products, Inc.	270,300	4,654,566

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-407

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
Pharmaceuticals 5.9%
Bristol-Myers Squibb Co.	156,900	$8,339,235
GlaxoSmithKline PLC	147,416	3,933,889
Hospira, Inc. (a)	66,100	2,728,608
♦Johnson & Johnson	123,600	11,320,524
Merck & Co., Inc.	176,700	8,843,835
Pfizer, Inc.	327,800	10,040,514

		45,206,605

Real Estate Investment Trusts 0.8%
Weyerhaeuser Co.	181,800	5,739,426

Road & Rail 1.1%
Norfolk Southern Corp.	90,700	8,419,681

Semiconductors & Semiconductor Equipment 2.3%
Analog Devices, Inc.	110,300	5,617,579
Applied Materials, Inc.	336,000	5,943,840
Texas Instruments, Inc.	127,700	5,607,307

		17,168,726

Software 1.5%
CA, Inc.	66,100	2,224,265
Microsoft Corp.	248,400	9,297,612

		11,521,877

Specialty Retail 0.8%
Staples, Inc.	353,400	5,615,526
Tiffany & Co.	5,300	491,734

		6,107,260

Wireless Telecommunication Services 0.4%
Vodafone Group PLC	846,966	3,324,004

Total Common Stocks (Cost $569,637,606)		730,287,788

Convertible Preferred Stock 0.1%
Real Estate Investment Trusts 0.1%
Weyerhaeuser Co. 6.375%	6,900	386,676

Total Convertible Preferred Stock (Cost $345,000)		386,676

	Principal Amount	Value
Short-Term Investment 4.1%
Repurchase Agreement 4.1%
State Street Bank and Trust Co. 0.00%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $31,115,572 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $34,960,000 and a Market Value of $31,739,170)	$31,115,572	$31,115,572

Total Short-Term Investment (Cost $31,115,572)		31,115,572

Total Investments (Cost $601,098,178) (b)	100.0%	761,790,036
Other Assets, Less Liabilities	0.0 ‡	378,620
Net Assets	100.0%	$762,168,656

‡	Less than one-tenth of a percent.
(a)	Non-income producing security.

(b)	As of December 31, 2013, cost is $601,667,366 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$168,692,710
Gross unrealized depreciation	(8,570,040)

Net unrealized appreciation	$160,122,670

The following abbreviation is used in the above portfolio:

ADR—American	Depositary Receipt

M-408	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$730,287,788	$—	$—	$730,287,788
Convertible Preferred Stock	386,676	—	—	386,676
Short-Term Investment
Repurchase Agreement	—	31,115,572	—	31,115,572

Total Investments in Securities	$730,674,464	$31,115,572	$—	$761,790,036

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2013, certain foreign securities with a market value of $3,759,388 were transferred from Level 2 to Level 1 as the prices of these securities were based on unadjusted quoted prices compared to prior year prices which were adjusted for events after the market close. Fair values as of December 31, 2013, for these securities were based on quoted prices in active markets for identical investments. (See Note 2)

As of December 31, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-409

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $601,098,178)	$761,790,036
Cash denominated in foreign currencies (identified cost $96,400)	97,948
Cash	25,759
Receivables:
Investment securities sold	1,153,468
Dividends and interest	1,105,126
Fund shares sold	353,319

Total assets	764,525,656

Liabilities
Payables:
Fund shares redeemed	961,623
Investment securities purchased	776,539
Manager (See Note 3)	475,397
NYLIFE Distributors (See Note 3)	65,264
Shareholder communication	38,049
Professional fees	32,285
Custodian	3,962
Trustees	944
Accrued expenses	2,937

Total liabilities	2,357,000

Net assets	$762,168,656

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$55,404
Additional paid-in capital	551,416,899

551,472,303
Undistributed net investment income	11,456,521
Accumulated net realized gain (loss) on investments and foreign currency transactions	38,543,759
Net unrealized appreciation (depreciation) on investments	160,691,858
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	4,215

Net assets	$762,168,656

Initial Class
Net assets applicable to outstanding shares	$448,470,869

Shares of beneficial interest outstanding	32,561,327

Net asset value per share outstanding	$13.77

Service Class
Net assets applicable to outstanding shares	$313,697,787

Shares of beneficial interest outstanding	22,842,748

Net asset value per share outstanding	$13.73

M-410	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$17,919,430
Interest	1,855

Total income	17,921,285

Expenses
Manager (See Note 3)	5,693,123
Distribution and service—Service Class (See Note 3)	697,500
Shareholder communication	112,933
Professional fees	64,895
Custodian	25,784
Trustees	14,517
Miscellaneous	22,367

Total expenses before waiver/reimbursement	6,631,119
Expense waiver/reimbursement from Manager (See Note 3)	(359,229)

Net expenses	6,271,890

Net investment income (loss)	11,649,395

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	38,444,217
Foreign currency transactions	(2,020)

Net realized gain (loss) on investments and foreign currency transactions	38,442,197

Net change in unrealized appreciation (depreciation) on:
Investments	136,364,898
Translation of other assets and liabilities in foreign currencies	3,371

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	136,368,269

Net realized and unrealized gain (loss) on investments and foreign currency transactions	174,810,466

Net increase (decrease) in net assets resulting from operations	$186,459,861

(a)	Dividends recorded net of foreign withholding taxes in the amount of $130,769.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-411

Statements of Changes in Net Assets

for the year ended December 31, 2013 and the period February 17, 2012 (inception date) through December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,649,395	$8,923,138
Net realized gain (loss) on investments and foreign currency transactions	38,442,197	5,534,150
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	136,368,269	24,327,804

Net increase (decrease) in net assets resulting from operations	186,459,861	38,785,092

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(5,636,878)	—
Service Class	(3,128,289)	—

	(8,765,167)	—

From net realized gain on investments:
Initial Class	(3,510,559)	—
Service Class	(2,272,874)	—

	(5,783,433)	—

Total dividends and distributions to shareholders	(14,548,600)	—

Capital share transactions:
Net proceeds from sale of shares	103,018,020	655,547,131
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	14,548,600	—
Cost of shares redeemed	(143,712,031)	(77,929,417)

Increase (decrease) in net assets derived from capital share transactions	(26,145,411)	577,617,714

Net increase (decrease) in net assets	145,765,850	616,402,806

Net Assets
Beginning of period	616,402,806	—

End of period	$762,168,656	$616,402,806

Undistributed net investment income at end of period	$11,456,521	$8,775,690

M-412	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class			Service Class
	Year ended December 31,	February 17, 2012** through December 31,		Year ended December 31,	February 17, 2012** through December 31,
	2013	2012		2013	2012
Net asset value at beginning of period	$10.79	$10.00		$10.76	$10.00

Net investment income (loss) (a)	0.21	0.19		0.18	0.17
Net realized and unrealized gain (loss) on investments	3.03	0.60		3.03	0.59

Total from investment operations	3.24	0.79		3.21	0.76

Less dividends and distributions
From net investment income	(0.16)	—		(0.14)	—
From net realized gain on investments	(0.10)	—		(0.10)	—

Total dividends and distributions	(0.26)	—		(0.24)	—

Net asset value at end of period	$13.77	$10.79		$13.73	$10.76

Total investment return	30.36%	7.90	%(b)(c)	30.04%	7.60	%(b)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.72%	2.15	%††	1.47%	1.85	%††
Net expenses	0.78%	0.79	%††	1.03%	1.04	%††
Expenses (before waiver/reimbursement)	0.83%	0.84	%††	1.08%	1.09	%††
Portfolio turnover rate	20%	15%		20%	15%
Net assets at end of period (in 000’s)	$448,471	$374,322		$313,698	$242,081

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-413

MainStay VP Unconstrained Bond Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2013

Class	One Year	Since Inception (4/29/11)	Gross Expense Ratio[1]
Initial Class Shares	4.17%	6.06%	0.65%
Service Class Shares	3.91	5.80	0.90

Benchmark Performance	One Year	Since Inception (4/29/11)
Barclays U.S. Aggregate Bond Index[2]	–2.02%	3.03%
Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[2]	0.29	0.36
Morningstar Nontraditional Bond Category Average[2]	0.29	2.17

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.

M-414	MainStay VP Unconstrained Bond Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Unconstrained Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,045.50	$3.40	$1,021.90	$3.36

Service Class Shares	$1,000.00	$1,044.20	$4.69	$1,020.60	$4.63

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.66% for Initial Class and 0.91% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-415

Portfolio Composition as of December 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-420 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of December 31, 2013 (excluding short-term investment) (Unaudited)

1.	Bank of America Corp.

2.	Dana Holding Corp., 5.375%, due 9/15/21

3.	First Data Corp., 7.375%–10.625%, due 6/15/19–6/15/21

4.	American International Group, Inc., 4.875%–5.75%, due 3/15/67

5.	Morgan Stanley, 4.875%–5.00%, due 11/1/22–11/24/25
6.	JPMorgan Chase & Co., (zero coupon)–7.90%, due 5/5/15–4/29/49

7.	Caesars Entertainment Operating Co., Inc., 4.488%–9.00%, due 1/26/18–2/15/20

8.	Hornbeck Offshore Services, Inc., 5.00%–5.875%, due 4/1/20–3/1/21

9.	Clear Channel Communications, Inc., 5.50%–9.00%, due 12/15/16–3/1/21

10.	Chrysler Group LLC / CG Co-Issuer, Inc., 8.25%, due 6/15/21

M-416	MainStay VP Unconstrained Bond Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Unconstrained Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP Unconstrained Bond Portfolio returned 4.17% for Initial Class shares and 3.91% for Service Class shares. Over the same period, both share classes outperformed the –2.02% return of the Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s broad-based securities-market index, and the 0.29% return of the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index,1 which is a secondary benchmark of the Portfolio. Over the same period, both share classes outperformed the 0.29% return of the Morningstar Nontraditional Bond Category Average, which is an additional benchmark of the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s outperformance of the Barclays U.S. Aggregate Bond Index was primarily driven by an overweight position in spread2 product, more specifically high-yield corporate bonds. High-yield corporate bonds were the best-performing fixed-income sector in 2013. From a total-return perspective all sectors within the high-yield index, as measured by the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index,1 delivered positive returns. Among high-yield bonds, the best-performing industries included food & drug, broadcasting and consumer durables, while the worst performers were wireless, utility and cable. For the year, $340 billion in new supply was just shy of 2012 levels. Most of the issuance (approximately 60%) was for refinancing activity, whereas in 2008 most high-yield issuers used deal proceeds for acquisitions and buyouts.

In the high-yield sector, the industries we favored during the year included gaming, airlines, autos and energy. Revenue and earnings trends improved over the course of the year as companies showed discipline in maintaining relatively modest leverage ratios. Short positions in two-year U.S. Treasury futures contracts remained our preferred means of reducing interest-rate risk. The hedge contributed to overall perform ance as yields in the front end of the U.S. Treasury yield curve3 rose 10 basis points. (A basis point is one-hundredth of a percentage point.)

Corporate investment-grade bonds were the best-performing investment-grade sector within fixed-income markets during the reporting period. Despite this significant outperformance relative to U.S. Treasurys, U.S. corporate bonds delivered negative total returns in 2013 for the first time since 2008. Within the corporate universe, the return differences for financial and nonfinancial companies were significant. Financial companies returned 0.9%, but nonfinancial companies returned –2.7%. For this reason, the Portfolio’s overweight position in the financial sector helped relative performance during the reporting period.

During the reporting period, U.S. Treasury securities and agency mortgages underperformed spread product. Fortunately, the Portfolio’s underweight positions in these asset classes helped the Portfolio’s performance relative to the Barclays U.S. Aggregate Bond Index. We also used U.S. Treasury futures to lower the Portfolio’s duration, a move that was accretive to performance in relation to the Index.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index throughout the reporting period for two reasons. First, the Portfolio held an overweight position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a lower correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates, although they are not immune. Second, we increased the Portfolio’s exposure to a short in U.S. Treasury securities through futures to lower the Portfolio’s overall duration and hedge against a rise in interest rates. The Portfolio’s exposure to lower-duration high-yield securities positively affected the Portfolio’s performance. The Portfolio’s exposure to U.S. Treasury futures also added to performance, but to a lesser extent.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” is a generic term for individual securities or asset classes that typically trade at a spread to U.S. Treasury securities.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

mainstayinvestments.com	M-417

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

During the reporting period, there were many macro factors to consider. Among these were the Federal Reserve’s comments at the end of the second quarter about possibly tapering bond purchases. As a result, the Portfolio experienced some periods of volatility. Nevertheless, we did not make any material changes to the Portfolio’s positioning.

Since the inception of the Portfolio we had judged the Federal Reserve’s accommodative monetary policy, along with improving economic data, to be a positive for spread product such as high-yield corporate bonds. In addition, improving profitability signaled that many corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads—or less compensation for assuming credit risk—alongside a favorable balance of supply and demand for corporate debt. For these reasons, we have maintained a risk profile that was and is higher than that of the Barclays U.S. Aggregate Bond Index—specifically, an overweight in high-yield bonds.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

An overweight position in high-yield bonds, which outperformed the Barclays U.S. Aggregate Bond Index, was the driving force behind the Portfolio’s outperformance in 2013. (The Barclay’s U.S. Aggregate Bond Index consists entirely of investment-grade bonds.) The Portfolio’s positions in convertible bonds and bank loans were also positive contributors to the Portfolio’s relative performance, but to a lesser degree. Though our positions in investment-grade credit performed well relative to the Barclays U.S. Aggregate Bond Index, investment-grade bonds underperformed high-yield bonds during the reporting period.

With the Portfolio’s overweight position in high-yield corporate bonds came underweight positions in U.S. Treasury securities and agency mortgages. These underweight positions contributed to the Portfolio’s relative performance, as U.S. Treasury and agency securities had negative absolute returns for the reporting period. Overall, the Portfolio’s positioning did not change much during the reporting period. Our bias toward more cyclical segments of the market—

such as financials, gaming, homebuilders, building materials and steel companies—continued to perform well.

Did the Portfolio make any significant purchases or sales during the reporting period?

While there were no significant changes in the Portfolio’s overall positioning during the reporting period, we added some positions and eliminated others. The Portfolio purchased bonds of air carrier U.S. Airways Group, drug company Valeant Pharmaceuticals International and telecommunications company Sprint. We bought bonds of U.S. Airways Group because we believed that the fundamental landscape for airlines had improved. With consolidation and more revenue from ancillary services, airlines have been able to book relatively solid results. The Valeant Pharmaceuticals International bonds were issued to fund the company’s acquisition of Bausch and Lomb. The Sprint bonds were issued to fund a comprehensive capital-expenditure program, as the company was being acquired by Softbank, an investment-grade company. We believed that the bonds from Valeant Pharmaceuticals International and Sprint were issued at attractive levels.

During the reporting period, the Portfolio sold positions in oil & gas exploration & production company Plains Exploration & Production, electric utility Energy Future Holdings and telecommunications equipment company Lucent Technologies. We sold the Portfolio’s Plains Exploration & Production bonds after the company was upgraded to investment-grade following its acquisition by Freeport-McMoRan Copper & Gold. The Portfolio had owned the secured bonds of Energy Future Holdings, which performed well during the reporting period. In our view, however, the company had too much debt given its earnings power, and many investors expect the company to file for bankruptcy. In light of these factors, we did not think it prudent to maintain the position. The bonds of Lucent Technologies rebounded during the reporting period, as the company refinanced debt and produced better results. The bonds, however, rose to a level that, in our view, made them unattractive given their long duration and relatively tight spread.

How did the Portfolio’s sector weightings change during the reporting period?

Although there were no significant changes in the Portfolio’s positioning during the reporting period, we did add some new holdings to the Portfolio and eliminate others. Any changes in sector weightings were

M-418	MainStay VP Unconstrained Bond Portfolio

driven more by individual security selection than by sector rotation.

How was the Portfolio positioned at the end of the reporting period?

In spite of volatility in the markets, our baseline view on Federal Reserve policy, economic fundamentals and valuations within the credit markets has not changed. We firmly believe that economic growth will continue to be moderate and that the Federal Reserve will remain highly accommodative. Our central belief is that monetary policy plays a critical role in the crea-

tion of credit, and the Federal Reserve has the ability to control monetary policy through its influence on short-term interest rates.

As of December 31, 2013, the Portfolio maintained an overweight position in spread product, specifically high-yield bonds. As of the same date, the Portfolio maintained underweight positions in sectors that were more rate sensitive, such as U.S. Treasury and agency securities. As of December 31, the Portfolio’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

mainstayinvestments.com	M-419

Portfolio of Investments December 31, 2013

	Principal Amount	Value
Long-Term Bonds 89.5%† Asset-Backed Securities 0.5%
Airlines 0.1%
Continental Airlines, Inc. Series 2004-ERJ1, Class A 9.558%, due 3/1/21	$20,101	$22,513
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	75,532	83,840
United Airlines, Inc. Series 2009-2, Class A 9.75%, due 7/15/18	121,892	140,176

		246,529

Home Equity 0.3%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.225%, due 10/25/36 (a)(b)	111,789	93,870
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.235%, due 5/25/37 (a)(b)	64,562	47,371
Equifirst Loan Securitization Trust Series 2007-1, Class A2A 0.225%, due 4/25/37 (a)(b)	19,241	18,880
First NLC Trust Series 2007-1, Class A1 0.235%, due 8/25/37 (a)(b)(c)	102,426	51,727
GSAA Home Equity Trust Series 2006-14, Class A1 0.215%, due 9/25/36 (a)(b)	215,785	109,099
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.295%, due 4/25/37 (a)(b)	51,811	47,862
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.265%, due 4/25/37 (a)(b)	76,551	68,675
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.265%, due 3/25/47 (a)(b)	61,249	44,469
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.215%, due 11/25/36 (a)(b)	26,820	11,230
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.275%, due 3/25/37 (a)(b)	151,024	100,259
Morgan Stanley ABS Capital I Trust Series 2006-HE6, Class A2B 0.265%, due 9/25/36 (a)(b)	89,489	47,444
Series 2006-HE8, Class A2B 0.265%, due 10/25/36 (a)(b)	48,132	27,063

	Principal Amount	Value
Home Equity (continued)
Morgan Stanley ABS Capital I Trust (continued)
Series 2007-HE4, Class A2A 0.275%, due 2/25/37 (a)(b)	$24,358	$10,715
Series 2007-NC2, Class A2FP 0.315%, due 2/25/37 (a)(b)	95,508	51,574
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (b)(d)	206,800	113,499
Securitized Asset Backed Receivables LLC Trust Series 2007-BR4, Class A2A 0.255%, due 5/25/37 (a)(b)	118,098	67,690
Soundview Home Equity Loan Trust Series 2007-OPT1, Class 2A1 0.245%, due 6/25/37 (a)(b)	99,186	53,190
Series 2006-EQ2, Class A2 0.275%, due 1/25/37 (a)(b)	66,375	39,892
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.275%, due 9/25/37 (a)(b)	710,952	357,257

		1,361,766

Student Loans 0.1%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.558%, due 5/25/29 (a)	427,997	395,652

Total Asset-Backed Securities (Cost $2,382,070)		2,003,947

Convertible Bonds 4.0%
Airlines 0.2%
Airtran Holdings, Inc. 5.25%, due 11/1/16	250,000	424,062
United Airlines, Inc. 4.50%, due 1/15/15	195,000	399,263

		823,325

Auto Manufacturers 0.1%
Ford Motor Co. 4.25%, due 11/15/16	127,000	234,950

Biotechnology 0.2%
Cubist Pharmaceuticals, Inc. 1.125%, due 9/1/18 (c)	120,000	138,375
1.875%, due 9/1/20 (c)	155,000	177,572

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2013, excluding short-term investment. May be subject to change daily.

M-420	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Biotechnology (continued)
Gilead Sciences, Inc. 1.00%, due 5/1/14	$171,000	$568,575

		884,522

Chemicals 0.0%‡
RPM International, Inc. 2.25%, due 12/15/20	108,000	120,083

Coal 0.0%‡
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	125,000	124,922

Commercial Services 0.1%
ServiceSource International, Inc. 1.50%, due 8/1/18 (c)	280,000	264,950

Computers 0.3%
Cadence Design Systems, Inc. 2.625%, due 6/1/15	110,000	206,731
EMC Corp. 1.75%, due 12/1/13 (e)	396,000	619,451
Sandisk Corp. 0.50%, due 10/15/20 (c)	115,000	114,425
Spansion LLC 2.00%, due 9/1/20 (c)	170,000	199,006

		1,139,613

Distribution & Wholesale 0.1%
WESCO International, Inc. 6.00%, due 9/15/29	100,000	324,375

Electronics 0.1%
InvenSense, Inc. 1.75%, due 11/1/18 (c)	175,000	204,641

Entertainment 0.1%
International Game Technology 3.25%, due 5/1/14	258,000	273,802

Environmental Controls 0.1%
Covanta Holding Corp. 3.25%, due 6/1/14	340,000	399,287

Health Care—Products 0.1%
Teleflex, Inc. 3.875%, due 8/1/17	322,000	509,565

	Principal Amount	Value
Health Care—Services 0.1%
Wellpoint, Inc. 2.75%, due 10/15/42	$160,000	$217,400

Home Builders 0.1%
Ryland Group, Inc. (The) 0.25%, due 6/1/19	385,000	361,178

Household Products & Wares 0.1%
Jarden Corp. 1.875%, due 9/15/18	310,000	439,425

Insurance 0.0%‡
Radian Group, Inc. 2.25%, due 3/1/19	76,000	111,815

Internet 0.2%
priceline.com, Inc. 0.35%, due 6/15/20 (c)	180,000	205,987
1.00%, due 3/15/18	305,000	422,044
Shutterfly, Inc. 0.25%, due 5/15/18 (c)	125,000	134,297
Yahoo!, Inc. (zero coupon), due 12/1/18 (c)	200,000	207,625

		969,953

Iron & Steel 0.2%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	405,000	420,187
Steel Dynamics, Inc. 5.125%, due 6/15/14	222,000	262,099
United States Steel Corp. 4.00%, due 5/15/14	182,000	195,195

		877,481

Lodging 0.1%
MGM Resorts International 4.25%, due 4/15/15	170,000	234,175

Media 0.0%‡
Liberty Interactive LLC 3.50%, due 1/15/31	130,000	69,388
Liberty Media Corp. 1.375%, due 10/15/23 (c)	130,000	130,081

		199,469

Metal Fabricate & Hardware 0.1%
RTI International Metals, Inc. 1.625%, due 10/15/19	249,000	262,851

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-421

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Mining 0.0%‡
Alcoa, Inc. 5.25%, due 3/15/14	$40,000	$66,325

Miscellaneous—Manufacturing 0.1%
Danaher Corp. (zero coupon), due 1/22/21	266,000	597,336

Oil & Gas 0.1%
Alon USA Energy, Inc. 3.00%, due 9/15/18 (c)	110,000	139,975
Energy XXI Bermuda, Ltd. 3.00%, due 12/15/18 (c)	180,000	178,087

		318,062

Oil & Gas Services 0.3%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	381,000	457,438
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/5/15 (c)(f)	400,000	631,080
SEACOR Holdings, Inc. 2.50%, due 12/15/27	60,000	73,838
Subsea 7 S.A. 3.50%, due 10/13/14	100,000	126,300

		1,288,656

Pharmaceuticals 0.2%
BioMarin Pharmaceutical, Inc. 0.75%, due 10/15/18	175,000	186,266
Salix Pharmaceuticals, Ltd. 1.50%, due 3/15/19	275,000	411,297
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	295,000	314,728

		912,291

Real Estate Investment Trusts 0.1%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (c)	250,000	312,344

Semiconductors 0.3%
Emulex Corp. 1.75%, due 11/15/18 (c)	50,000	49,156
Intel Corp. 3.25%, due 8/1/39	220,000	299,476
Microchip Technology, Inc. 2.125%, due 12/15/37	56,000	97,475
Novellus Systems, Inc. 2.625%, due 5/15/41	255,000	427,444
NVIDIA Corp. 1.00%, due 12/1/18 (c)	110,000	113,163

	Principal Amount	Value
Semiconductors (continued)
Rambus, Inc. 1.125%, due 8/15/18 (c)	$70,000	$73,631
Xilinx, Inc. 2.625%, due 6/15/17	15,000	24,000

		1,084,345

Software 0.4%
Bottomline Technologies, Inc. 1.50%, due 12/1/17	165,000	221,925
Cornerstone OnDemand, Inc. 1.50%, due 7/1/18 (c)	325,000	396,094
Medidata Solutions, Inc. 1.00%, due 8/1/18 (c)	180,000	230,512
Netsuite, Inc. 0.25%, due 6/1/18 (c)	75,000	83,063
Nuance Communications, Inc. 2.75%, due 11/1/31	345,000	338,747
Proofpoint, Inc. 1.25%, due 12/15/18 (c)	50,000	54,156
Salesforce.com, Inc. 0.25%, due 4/1/18 (c)	175,000	190,422
ServiceNow, Inc. (zero coupon), due 11/1/18 (c)	65,000	66,097

		1,581,016

Telecommunications 0.2%
Ciena Corp. 4.00%, due 12/15/20	140,000	206,675
Infinera Corp. 1.75%, due 6/1/18 (c)	175,000	188,453
JDS Uniphase Corp. 0.625%, due 8/15/33 (c)	260,000	261,300

		656,428

Transportation 0.0%‡
XPO Logistics, Inc. 4.50%, due 10/1/17	100,000	167,812

Total Convertible Bonds (Cost $14,288,433)		15,962,397

Corporate Bonds 75.6%
Advertising 0.5%
Lamar Media Corp. 5.00%, due 5/1/23	1,200,000	1,140,000
7.875%, due 4/15/18	750,000	792,187

		1,932,187

Aerospace & Defense 1.5%
Alliant Techsystems, Inc. 6.875%, due 9/15/20	1,200,000	1,294,500
B/E Aerospace, Inc. 5.25%, due 4/1/22	1,650,000	1,674,750

M-422	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Aerospace & Defense (continued)
Ducommun, Inc. 9.75%, due 7/15/18	$520,000	$578,500
TransDigm, Inc. 7.50%, due 7/15/21	300,000	322,500
7.75%, due 12/15/18	1,075,000	1,152,937
Triumph Group, Inc. 8.625%, due 7/15/18	1,100,000	1,188,000

		6,211,187

Airlines 1.2%
Continental Airlines, Inc. 7.875%, due 1/2/20	281,845	303,688
9.798%, due 10/1/22	653,210	736,495
Delta Air Lines, Inc. Series 2011-1 Class A Pass Through Trust 5.30%, due 10/15/20	282,224	307,624
Series 2010-1 Class A Pass Through Trust 6.20%, due 1/2/20	76,592	85,400
Series 2010-2, Class B Pass Through Trust 6.75%, due 5/23/17	563,000	601,003
U.S. Airways Group, Inc. Series A 6.25%, due 10/22/24	964,394	1,053,601
U.S. Airways, Inc. Series 2012-1A, Pass Through Trust 5.90%, due 4/1/26	1,804,713	1,967,137

		5,054,948

Auto Manufacturers 1.5%
♦Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	2,735,000	3,111,062
Ford Motor Co. 6.625%, due 10/1/28	51,000	57,258
7.45%, due 7/16/31	525,000	642,951
8.90%, due 1/15/32	135,000	174,326
9.98%, due 2/15/47	133,000	181,689
Navistar International Corp. 8.25%, due 11/1/21	1,715,000	1,775,025

		5,942,311

Auto Parts & Equipment 2.4%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (c)	1,450,000	1,536,710
♦Dana Holding Corp. 5.375%, due 9/15/21	3,950,000	3,964,812
Goodyear Tire & Rubber Co. (The) 8.25%, due 8/15/20	1,650,000	1,843,875
Schaeffler Finance B.V. 4.75%, due 5/15/21 (c)	2,000,000	1,995,000

	Principal Amount	Value
Auto Parts & Equipment (continued)
Tomkins LLC / Tomkins, Inc. 9.00%, due 10/1/18	$187,000	$204,765

		9,545,162

Banks 8.5%
Banco de Bogota S.A. 5.375%, due 2/19/23 (c)	1,600,000	1,568,000
Banco Do Brasil S.A. 5.875%, due 1/19/23 (c)	1,500,000	1,402,500
Banco Santander Mexico S.A. 4.125%, due 11/9/22 (c)	1,715,000	1,616,387
♦Bank of America Corp. 4.75%, due 5/6/19 (a)	€1,000,000	1,376,731
5.625%, due 7/1/20	$1,910,000	2,182,582
7.625%, due 6/1/19	95,000	117,831
Bank of America N.A. 6.00%, due 10/15/36	1,212,000	1,390,962
Barclays Bank PLC 5.14%, due 10/14/20	463,000	493,036
BBVA Bancomer S.A. 6.75%, due 9/30/22 (c)	1,510,000	1,608,150
CIT Group, Inc. 4.25%, due 8/15/17	600,000	624,750
Citigroup, Inc. 3.375%, due 3/1/23	1,225,000	1,164,381
Discover Bank / Greenwood 7.00%, due 4/15/20	1,055,000	1,226,951
8.70%, due 11/18/19	420,000	525,258
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	2,813,000	2,723,977
♦JPMorgan Chase & Co. 7.90%, due 4/29/49 (a)	2,500,000	2,756,250
LBG Capital No.1 PLC 8.00%, due 12/29/49 (a)(c)	2,349,000	2,508,135
Mellon Capital III 6.369%, due 9/5/66 (a)	£1,400,000	2,341,513
Mizuho Capital Investment, Ltd. 14.95%, due 12/29/49 (a)(c)	$248,000	263,250
♦Morgan Stanley 4.875%, due 11/1/22	1,931,000	1,976,689
5.00%, due 11/24/25	1,450,000	1,454,336
RBS Citizens Financial Group, Inc. 4.15%, due 9/28/22 (c)	1,450,000	1,402,823
Royal Bank of Scotland Group PLC 6.40%, due 10/21/19	1,194,000	1,375,876
UT2 Funding PLC 5.321%, due 6/30/16 (a)	€1,600,000	2,190,113

		34,290,481

Beverages 0.2%
Embotelladora Andina S.A. 5.00%, due 10/1/23 (c)	$950,000	953,145

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-423

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Building Materials 1.6%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, due 11/1/17	$1,252,000	$1,336,510
Cemex Espana Luxembourg 9.25%, due 5/12/20 (c)	1,400,000	1,536,500
Masco Corp. 7.125%, due 3/15/20	1,100,000	1,255,660
Texas Industries, Inc. 9.25%, due 8/15/20	615,000	684,956
USG Corp. 6.30%, due 11/15/16	280,000	300,300
8.375%, due 10/15/18 (c)	500,000	543,750
9.75%, due 1/15/18	582,000	688,215

		6,345,891

Chemicals 1.2%
Ashland, Inc. 4.75%, due 8/15/22	950,000	902,500
Dow Chemical Co. (The) 8.55%, due 5/15/19	596,000	769,551
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	877,000	910,984
Huntsman International LLC 8.625%, due 3/15/21	2,040,000	2,305,200

		4,888,235

Coal 0.4%
Alpha Natural Resources, Inc. 6.00%, due 6/1/19	575,000	495,938
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 8.25%, due 12/15/17	763,000	796,381
Peabody Energy Corp. 7.375%, due 11/1/16	475,000	534,375

		1,826,694

Commercial Services 2.4%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.50%, due 4/1/23	2,020,000	1,956,875
8.25%, due 1/15/19	677,000	737,930
Hertz Corp. (The) 6.25%, due 10/15/22	1,245,000	1,285,462
7.375%, due 1/15/21	1,570,000	1,723,075
Iron Mountain, Inc. 6.00%, due 8/15/23	600,000	615,000
7.75%, due 10/1/19	322,000	359,030
8.375%, due 8/15/21	1,077,000	1,160,468

	Principal Amount	Value
Commercial Services (continued)
United Rentals North America, Inc. 8.375%, due 9/15/20	$1,548,000	$1,726,020

		9,563,860

Computers 0.7%
NCR Corp. 5.00%, due 7/15/22	2,075,000	1,973,844
SunGard Data Systems, Inc. 6.625%, due 11/1/19	550,000	577,500
7.625%, due 11/15/20	325,000	354,250

		2,905,594

Cosmetics & Personal Care 0.5%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (c)	1,900,000	1,976,000

Diversified Financial Services 0.3%
Ford Holdings LLC 9.30%, due 3/1/30	294,000	399,252
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (a)	€277,000	389,643
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (a)	£185,000	329,756

		1,118,651

Electric 2.3%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (c)	$1,600,000	1,488,000
Calpine Corp. 7.875%, due 7/31/20 (c)	1,200,000	1,314,000
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (c)	1,494,000	1,641,689
Great Plains Energy, Inc. 4.85%, due 6/1/21	1,455,000	1,533,046
5.292%, due 6/15/22 (d)	795,000	852,940
NRG Energy, Inc. 8.50%, due 6/15/19	1,405,000	1,499,838
Puget Energy, Inc. 5.625%, due 7/15/22	585,000	636,190
Wisconsin Energy Corp. 6.25%, due 5/15/67 (a)	189,000	194,906

		9,160,609

Engineering & Construction 0.3%
MasTec, Inc. 4.875%, due 3/15/23	1,190,000	1,124,550

Entertainment 0.9%
Isle of Capri Casinos, Inc. 7.75%, due 3/15/19	1,031,000	1,116,057

M-424	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Entertainment (continued)
Mohegan Tribal Gaming Authority 9.75%, due 9/1/21 (c)	$1,321,000	$1,423,377
Pinnacle Entertainment, Inc. 8.75%, due 5/15/20	975,000	1,074,938

		3,614,372

Finance—Auto Loans 0.8%
Banque PSA Finance S.A. 5.75%, due 4/4/21 (c)	1,225,000	1,232,019
Ford Motor Credit Co. LLC 8.125%, due 1/15/20	1,584,000	1,980,713
General Motors Financial Co., Inc. 3.25%, due 5/15/18 (c)	216,000	216,000

		3,428,732

Finance—Consumer Loans 1.5%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)	2,350,000	2,420,500
SLM Corp. 4.75%, due 3/17/14	€185,000	255,827
6.25%, due 1/25/16	$92,000	99,360
7.25%, due 1/25/22	625,000	660,938
8.00%, due 3/25/20	492,000	557,190
8.45%, due 6/15/18	250,000	291,250
Springleaf Finance Corp. 6.00%, due 6/1/20	1,000,000	1,000,000
7.75%, due 10/1/21	765,000	826,200

		6,111,265

Finance—Credit Card 0.2%
American Express Co. 6.80%, due 9/1/66 (a)	486,000	517,833
Discover Financial Services 3.85%, due 11/21/22	300,000	284,451

		802,284

Finance—Investment Banker/Broker 0.3%
Jefferies Group LLC 5.125%, due 1/20/23	552,000	558,329
6.45%, due 6/8/27	750,000	779,303

		1,337,632

Finance—Other Services 0.4%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 7.75%, due 1/15/16	1,420,000	1,448,400

Food 2.9%
ARAMARK Corp. 5.75%, due 3/15/20 (c)	2,575,000	2,690,875
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (c)	1,387,000	1,375,335

	Principal Amount	Value
Food (continued)
JBS Finance II, Ltd. 8.25%, due 1/29/18 (c)	$350,000	$367,500
JBS USA LLC / JBS USA Finance, Inc. 8.25%, due 2/1/20 (c)	1,182,000	1,282,470
Kerry Group Financial Services 3.20%, due 4/9/23 (c)	2,151,000	1,947,664
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (c)	1,600,000	1,588,000
Smithfield Foods, Inc. 6.625%, due 8/15/22	490,000	519,400
7.75%, due 7/1/17	794,000	930,965
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (c)	1,775,000	1,207,000

		11,909,209

Forest Products & Paper 1.3%
Domtar Corp. 10.75%, due 6/1/17	887,000	1,107,081
Georgia-Pacific LLC 8.00%, due 1/15/24	2,180,000	2,805,741
International Paper Co. 7.30%, due 11/15/39	157,000	193,851
MeadWestvaco Corp. 7.375%, due 9/1/19	900,000	1,068,178
Norske Skogindustrier A.S.A. 7.125%, due 10/15/33 (c)	185,000	91,575

		5,266,426

Health Care—Products 1.0%
Alere, Inc. 7.25%, due 7/1/18	1,000,000	1,098,750
8.625%, due 10/1/18	277,000	299,160
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18	2,300,000	2,645,000

		4,042,910

Health Care—Services 2.3%
CHS / Community Health Systems, Inc. 5.125%, due 8/15/18	2,000,000	2,065,000
DaVita HealthCare Partners, Inc. 5.75%, due 8/15/22	2,525,000	2,556,562
HCA, Inc. 5.875%, due 3/15/22	1,000,000	1,032,500
7.50%, due 2/15/22	1,350,000	1,481,625
Tenet Healthcare Corp. 6.00%, due 10/1/20 (c)	2,150,000	2,244,063

		9,379,750

Home Builders 2.4%
Beazer Homes USA, Inc. 7.25%, due 2/1/23	1,300,000	1,300,000
8.125%, due 6/15/16	186,000	207,390

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-425

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (c)	$1,080,000	$1,159,650
KB Home 8.00%, due 3/15/20	1,925,000	2,127,125
Lennar Corp. 6.95%, due 6/1/18	46,000	51,750
MDC Holdings, Inc. 5.625%, due 2/1/20	1,072,000	1,122,920
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	1,320,000	1,461,900
Standard Pacific Corp. 8.375%, due 5/15/18	885,000	1,039,875
8.375%, due 1/15/21	1,100,000	1,281,500

		9,752,110

Household Products & Wares 0.8%
Jarden Corp. 7.50%, due 1/15/20	977,000	1,055,160
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (Luxembourg) S.A.
7.875%, due 8/15/19	475,000	524,875
8.50%, due 5/15/18	625,000	659,375
9.875%, due 8/15/19	826,000	918,925

		3,158,335

Insurance 5.0%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	162,000	168,561
♦American International Group, Inc.
4.875%, due 3/15/67 (a)	€2,000,000	2,723,885
Series A2 5.75%, due 3/15/67 (a)	£450,000	734,894
Chubb Corp. (The) 6.375%, due 3/29/67 (a)	$1,295,000	1,401,837
Genworth Holdings, Inc. 7.20%, due 2/15/21	450,000	522,546
7.625%, due 9/24/21	1,840,000	2,189,589
ING US, Inc. 2.90%, due 2/15/18	495,000	506,279
5.50%, due 7/15/22	1,670,000	1,816,112
Liberty Mutual Group, Inc. 7.00%, due 3/7/67 (a)(c)	800,000	824,000
7.80%, due 3/7/87 (c)	102,000	109,650
10.75%, due 6/15/88 (a)(c)	987,000	1,475,565
Lincoln National Corp. 7.00%, due 5/17/66 (a)	1,468,000	1,495,525
Oil Insurance, Ltd. 3.229%, due 12/29/49 (a)(c)	1,648,000	1,441,252

	Principal Amount	Value
Insurance (continued)
Pacific Life Insurance Co. 9.25%, due 6/15/39 (c)	$1,046,000	$1,452,592
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	138,000	149,040
Protective Life Corp. 8.45%, due 10/15/39	364,000	463,350
Prudential Financial, Inc. 5.625%, due 6/15/43 (a)	1,245,000	1,220,100
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(c)	129,000	136,353
XL Group PLC 6.50%, due 12/29/49 (a)	1,516,000	1,491,365

		20,322,495

Iron & Steel 1.9%
AK Steel Corp. 7.625%, due 5/15/20	800,000	798,000
8.75%, due 12/1/18	1,000,000	1,117,500
Allegheny Ludlum Corp. 6.95%, due 12/15/25	157,000	166,750
APERAM 7.375%, due 4/1/16 (c)	1,025,000	1,053,188
ArcelorMittal 6.75%, due 2/25/22	1,575,000	1,712,812
Cliffs Natural Resources, Inc. 3.95%, due 1/15/18	524,000	529,133
5.90%, due 3/15/20	760,000	801,988
Severstal Oao Via Steel Capital S.A. 5.90%, due 10/17/22 (c)	1,600,000	1,546,000

		7,725,371

Leisure Time 0.2%
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	600,000	690,000

Lodging 1.6%
♦Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20	1,987,000	1,932,358
MGM Resorts International 6.75%, due 10/1/20	1,194,000	1,277,580
8.625%, due 2/1/19	475,000	556,938
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	185,000	214,121
7.15%, due 12/1/19	1,334,000	1,593,000
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 7.75%, due 8/15/20	900,000	1,010,250

		6,584,247

Machinery—Diversified 0.2%
Briggs & Stratton Corp. 6.875%, due 12/15/20	800,000	879,000

M-426	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media 2.1%
CCO Holdings LLC / CCO Holdings Capital Corp. 7.00%, due 1/15/19	$222,000	$233,932
7.25%, due 10/30/17	500,000	529,375
♦Clear Channel Communications, Inc.
5.50%, due 12/15/16	1,095,000	963,600
9.00%, due 3/1/21	2,145,000	2,166,450
Clear Channel Worldwide Holdings, Inc. 7.625%, due 3/15/20	1,492,000	1,568,465
COX Communications, Inc. 6.95%, due 6/1/38 (c)	509,000	533,924
DISH DBS Corp. 6.75%, due 6/1/21	1,400,000	1,484,000
7.125%, due 2/1/16	185,000	204,888
Time Warner Cable, Inc. 8.75%, due 2/14/19	740,000	882,703

		8,567,337

Metal Fabricate & Hardware 0.1%
Mueller Water Products, Inc. 8.75%, due 9/1/20	406,000	454,720

Mining 2.1%
Aleris International, Inc. 7.625%, due 2/15/18	545,000	576,338
7.875%, due 11/1/20	621,000	659,812
FMG Resources August 2006 Pty, Ltd. 6.875%, due 2/1/18 (c)	400,000	421,000
8.25%, due 11/1/19 (c)	1,665,000	1,868,962
Novelis, Inc. 8.375%, due 12/15/17	766,000	817,705
8.75%, due 12/15/20	1,302,000	1,448,475
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	1,000,000	1,305,622
Vedanta Resources PLC 8.25%, due 6/7/21 (c)	1,420,000	1,425,325

		8,523,239

Miscellaneous—Manufacturing 0.2%
GE Capital Trust I 6.375%, due 11/15/67 (a)	475,000	513,000
Polypore International, Inc. 7.50%, due 11/15/17	118,000	124,785

		637,785

Office Furnishings 0.3%
Interface, Inc. 7.625%, due 12/1/18	1,048,000	1,126,600

	Principal Amount	Value
Oil & Gas 5.9%
Berry Petroleum Co. 6.75%, due 11/1/20	$752,000	$780,200
Chesapeake Energy Corp. 5.375%, due 6/15/21	650,000	672,750
6.625%, due 8/15/20	1,055,000	1,178,963
Concho Resources, Inc. 5.50%, due 4/1/23	700,000	721,000
6.50%, due 1/15/22	500,000	541,250
7.00%, due 1/15/21	623,000	685,300
Denbury Resources, Inc. 6.375%, due 8/15/21	2,035,000	2,167,275
8.25%, due 2/15/20	525,000	578,156
ENI S.p.A. 4.15%, due 10/1/20 (c)	1,280,000	1,304,404
EP Energy LLC / EP Energy Finance, Inc. 9.375%, due 5/1/20	1,325,000	1,528,719
Frontier Oil Corp. 6.875%, due 11/15/18	129,000	139,159
Hilcorp Energy I, L.P. / Hilcorp Finance Co. 7.625%, due 4/15/21 (c)	277,000	300,545
8.00%, due 2/15/20 (c)	700,000	757,750
Linn Energy LLC / Linn Energy Finance Corp. 6.50%, due 5/15/19	850,000	867,000
7.75%, due 2/1/21	185,000	195,638
8.625%, due 4/15/20	425,000	459,000
Murphy Oil USA, Inc. 6.00%, due 8/15/23 (c)	1,898,000	1,907,490
Petrobras International Finance Co. 5.375%, due 1/27/21	1,165,000	1,156,132
Plains Exploration & Production Co. 6.75%, due 2/1/22	1,875,000	2,065,357
Precision Drilling Corp. 6.50%, due 12/15/21	487,000	518,655
6.625%, due 11/15/20	882,000	941,535
Samson Investment Co. 10.50%, due 2/15/20 (c)	1,300,000	1,417,000
SM Energy Co. 5.00%, due 1/15/24 (c)	1,300,000	1,238,250
Swift Energy Co. 7.125%, due 6/1/17	500,000	510,000
8.875%, due 1/15/20	1,042,000	1,083,680

		23,715,208

Oil & Gas Services 1.5%
Basic Energy Services, Inc. 7.75%, due 2/15/19	2,070,000	2,163,150
CGG 6.50%, due 6/1/21	200,000	205,000
9.50%, due 5/15/16	385,000	405,213

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-427

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas Services (continued)
Dresser-Rand Group, Inc. 6.50%, due 5/1/21	$293,000	$312,045
♦Hornbeck Offshore Services, Inc.
5.00%, due 3/1/21	2,525,000	2,474,500
5.875%, due 4/1/20	659,000	680,417

		6,240,325

Packaging & Containers 0.4%
Sealed Air Corp. 8.125%, due 9/15/19 (c)	935,000	1,049,538
8.375%, due 9/15/21 (c)	500,000	567,500

		1,617,038

Pharmaceuticals 0.4%
VPII Escrow Corp. 7.50%, due 7/15/21 (c)	1,500,000	1,646,250

Pipelines 3.7%
Access Midstream Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	490,000	472,850
5.875%, due 4/15/21	2,475,000	2,635,875
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 4.75%, due 11/15/21 (c)	850,000	777,750
6.625%, due 10/1/20	1,350,000	1,410,750
Energy Transfer Equity, L.P. 7.50%, due 10/15/20	1,100,000	1,234,750
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	860,000	884,632
7.60%, due 2/1/24	383,000	455,782
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 6.75%, due 11/1/20	752,000	815,920
Panhandle Eastern Pipe Line Co., L.P. 8.125%, due 6/1/19	463,000	555,423
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 6.875%, due 12/1/18	1,050,000	1,126,125
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	818,000	833,872
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
5.25%, due 5/1/23	950,000	920,312
6.375%, due 8/1/22	861,000	910,507
7.875%, due 10/15/18	800,000	860,000
Williams Cos., Inc. (The) 3.70%, due 1/15/23	1,350,000	1,178,291

		15,072,839

	Principal Amount	Value
Real Estate Investment Trusts 0.7%
Geo Group, Inc. (The) 6.625%, due 2/15/21	$277,000	$292,927
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	329,000	305,043
5.875%, due 6/15/19	1,200,000	1,302,304
Ventas Realty, L.P. / Ventas Capital Corp. 2.70%, due 4/1/20	991,000	947,595

		2,847,869

Retail 1.7%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.00%, due 5/20/22	950,000	1,030,750
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 6.25%, due 8/20/19	1,360,000	1,462,000
6.50%, due 5/20/21	168,000	179,340
AutoNation, Inc. 6.75%, due 4/15/18	830,000	960,725
CVS Caremark Corp. 4.75%, due 5/18/20	1,305,000	1,425,825
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	1,300,000	1,281,381
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 7.50%, due 10/1/18	428,000	459,030

		6,799,051

Semiconductors 0.2%
Freescale Semiconductor, Inc. 5.00%, due 5/15/21 (c)	325,000	316,063
6.00%, due 1/15/22 (c)	659,000	667,237

		983,300

Software 1.2%
Fidelity National Information Services, Inc. 7.875%, due 7/15/20	1,014,000	1,106,233
♦First Data Corp.
7.375%, due 6/15/19 (c)	2,042,000	2,179,835
8.875%, due 8/15/20 (c)	320,000	354,000
10.625%, due 6/15/21 (c)	1,199,000	1,299,416

		4,939,484

Telecommunications 4.6%
CC Holdings GS V LLC / Crown Castle GS III Corp. 2.381%, due 12/15/17	1,523,000	1,508,504
CommScope Holding Co., Inc. 6.625%, due 6/1/20 (c)(g)	1,000,000	1,040,000
CommScope, Inc. 8.25%, due 1/15/19 (c)	1,261,000	1,382,371
GTP Towers Issuer LLC 8.112%, due 2/15/15 (c)	1,100,000	1,129,993

M-428	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	$250,000	$270,625
7.625%, due 6/15/21	1,398,000	1,558,770
Intelsat Luxembourg S.A. 7.75%, due 6/1/21 (c)	779,000	835,477
8.125%, due 6/1/23 (c)	472,000	506,220
MetroPCS Wireless, Inc. 7.875%, due 9/1/18	314,000	337,158
SBA Tower Trust 4.254%, due 4/15/40 (c)	1,420,000	1,437,736
Sprint Capital Corp. 6.90%, due 5/1/19	738,000	806,265
8.75%, due 3/15/32	1,330,000	1,426,425
T-Mobile USA, Inc. 6.125%, due 1/15/22	1,000,000	1,017,500
6.542%, due 4/28/20	1,235,000	1,312,187
Telefonica Emisiones SAU 4.57%, due 4/27/23	1,781,000	1,756,221
5.462%, due 2/16/21	279,000	294,385
Verizon Communications, Inc. 5.15%, due 9/15/23	1,722,000	1,848,898

		18,468,735

Transportation 1.3%
CHC Helicopter S.A. 9.25%, due 10/15/20	2,508,000	2,702,370
PHI, Inc. 8.625%, due 10/15/18	1,451,000	1,559,825
Ukraine Railways Via Shortline PLC 9.50%, due 5/21/18 (c)	1,175,000	1,054,562

		5,316,757

Total Corporate Bonds (Cost $299,816,167)		306,248,580

Foreign Bonds 1.1%
Luxembourg 0.4%
Ageas Hybrid Financing S.A. 5.125%, due 6/29/49 (a)	€1,225,000	1,703,348

United Kingdom 0.7%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	£401,000	857,363
Rexam PLC 6.75%, due 6/29/67 (a)	€222,000	328,311

	Principal Amount	Value
United Kingdom (continued)
Santander UK PLC 4.814%, due 9/28/49 (a)	£1,150,000	$1,695,661

		2,881,335

Total Foreign Bonds (Cost $3,961,812)		4,584,683

Foreign Government Bonds 0.2%
El Salvador 0.0%‡
Republic of El Salvador 7.65%, due 6/15/35	$37,000	36,038
8.25%, due 4/10/32 (c)	37,000	39,451

		75,489

Portugal 0.2%
Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23	€700,000	887,411

Total Foreign Government Bonds (Cost $886,651)		962,900

Loan Assignments 7.5% (h)
Advertising 0.4%
Acosta, Inc. New Term Loan B 4.25%, due 3/2/18	$1,496,250	1,503,731

Aerospace & Defense 0.1%
Transdigm, Inc. Term Loan C 3.75%, due 2/28/20	498,741	499,572

Airlines 0.1%
United Airlines, Inc. New Term Loan B 4.00%, due 4/1/19	421,813	424,976

Building Materials 0.5%
Quikrete Holdings, Inc.
1st Lien Term Loan 4.00%, due 9/28/20	1,296,750	1,302,142
2nd Lien Term Loan 7.00%, due 3/26/21	650,000	663,812

		1,965,954

Chemicals 0.8%
Ascend Performance Materials LLC Term Loan B 6.75%, due 4/10/18	1,621,125	1,560,333

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-429

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Chemicals (continued)
Axalta Coating Systems US Holdings, Inc. Term Loan 4.75%, due 2/1/20	$496,250	$499,283
PQ Corp. Term Loan 4.50%, due 8/7/17	990,000	997,270

		3,056,886

Commercial Services 0.2%
KAR Auction Services, Inc. Term Loan B 3.75%, due 5/19/17	956,555	960,142

Diversified Financial Services 0.2%
Springleaf Financial Funding Co. Term Loan B2 4.75%, due 9/25/19	1,000,000	1,011,667

Electric 0.2%
NRG Energy, Inc. Refi Term Loan B 2.75%, due 7/2/18	694,750	692,723

Electrical Components & Equipment 0.4%
Generac Power Systems, Inc. Term Loan B 3.50%, due 5/31/20	1,750,000	1,749,454

Entertainment 1.0%
Mohegan Tribal Gaming Authority New Term Loan B 5.50%, due 11/19/19	1,000,000	1,014,750
Scientific Games International, Inc. New Term Loan B 4.25%, due 10/18/20	1,850,000	1,849,615
SeaWorld Parks & Entertainment, Inc. Term Loan B2 3.00%, due 5/14/20	1,246,867	1,232,395

		4,096,760

Food 0.4%
H.J. Heinz Co. Term Loan B2 3.50%, due 6/5/20	1,492,500	1,502,670

Lodging 1.0%
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	1,750,000	1,757,292

	Principal Amount	Value
Lodging (continued)
♦Caesars Entertainment Operating Co., Inc. Extended Term Loan B5 4.488%, due 1/26/18	$1,500,000	$1,411,563
MGM Resorts International Term Loan B 3.50%, due 12/20/19	745,000	744,380

		3,913,235

Media 0.6%
Charter Communications Operating LLC Term Loan F 3.00%, due 1/4/21	997,494	987,519
Virgin Media Investment Holdings, Ltd. USD Term Loan B 3.50%, due 6/8/20	1,500,000	1,501,875

		2,489,394

Mining 0.5%
FMG Resources August 2006 Pty, Ltd New Term Loan B 4.25%, due 6/28/19	493,763	500,346
Noranda Aluminum Acquisition Corp. New Term Loan B 5.75%, due 2/28/19	1,587,879	1,485,989

		1,986,335

Oil & Gas 0.5%
Quicksilver Resources, Inc. New 2nd Lien Term Loan 7.00%, due 6/21/19 (l)	1,900,000	1,876,250

Pharmaceuticals 0.3%
Valeant Pharmaceuticals International, Inc. Term Loan E 4.50%, due 8/5/20	1,290,250	1,296,701

Pipelines 0.3%
Energy Transfer Equity, L.P. Term Loan 3.25%, due 12/2/19	1,250,000	1,245,118

Total Loan Assignments (Cost $30,255,932)		30,271,568

Mortgage-Backed Securities 0.1%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.1%
Banc of America Commercial Mortgage, Inc. Series 2005-J, Class 1A1 2.606%, due 11/25/35 (i)	82,698	71,337

M-430	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	$31,680	$28,759
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.065%, due 11/25/36 (i)	43,447	36,527
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.612%, due 7/25/36 (i)	52,096	49,688

Total Mortgage-Backed Securities (Cost $181,277)		186,311

Yankee Bonds 0.5% (j)
Banks 0.3%
Royal Bank of Scotland Group PLC 6.125%, due 12/15/22	970,000	991,341

Insurance 0.2%
Validus Holdings, Ltd. 8.875%, due 1/26/40	680,000	897,875

Total Yankee Bonds (Cost $1,880,205)		1,889,216

Total Long-Term Bonds (Cost $353,652,547)		362,109,602

	Shares
Common Stocks 0.4%
Auto Manufacturers 0.2%
General Motors Co. (k)	18,239	745,428

Banks 0.2%
Citigroup, Inc.	16,000	833,760

Building Materials 0.0%‡
U.S. Concrete, Inc. (k)(l)	3,115	70,492

Total Common Stocks (Cost $1,247,886)		1,649,680

Convertible Preferred Stocks 0.9%
Aerospace & Defense 0.1%
United Technologies Corp. 7.50%	6,400	419,008

	Shares	Value
Auto Parts & Equipment 0.1%
Goodyear Tire & Rubber Co. (The) 5.88%	5,100	$340,935

Banks 0.2%
♦Bank of America Corp. 7.25% Series L	400	424,400
Wells Fargo & Co. 7.50% Series L	400	442,000

		866,400

Food 0.1%
Post Holdings, Inc.
2.50% (c)	600	60,038
3.75% (c)	1,000	119,011

		179,049

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 4.75%	2,800	347,564

Insurance 0.1%
Maiden Holdings, Ltd. 7.25%	1,300	59,241
MetLife, Inc. 5.00%	13,626	429,733

		488,974

Iron & Steel 0.2%
ArcelorMittal 6.00%	36,000	936,000

Oil & Gas 0.0%‡
Sanchez Energy Corp. 4.88%	1,500	93,750

Total Convertible Preferred Stocks (Cost $3,328,061)		3,671,680

	Number of Warrants
Warrants 0.1%
Auto Manufacturers 0.1%
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (k)	7,425	231,363
Strike Price $18.33 Expires 7/10/19 (k)	3,655	84,540

Total Warrants (Cost $233,707)		315,903

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-431

Portfolio of Investments December 31, 2013 (continued)

	Principal Amount	Value
Short-Term Investment 8.1%
Repurchase Agreement 8.1%
State Street Bank and Trust Co. 0.00%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $32,888,703 (Collateralized by a Federal National Mortgage Association security with a rate of 2.14% and a maturity date of 11/7/22, with a Principal Amount of $36,955,000 and a Market Value of $33,550,373)	$32,888,703	$32,888,703

Total Short-Term Investment (Cost $32,888,703)		32,888,703

Total Investments (Cost $391,350,904) (o)	99.0%	400,635,568
Other Assets, Less Liabilities	1.0	4,227,135
Net Assets	100.0%	$404,862,703

	Contracts Short	Unrealized Appreciation (Depreciation) (m)
Futures Contracts 0.4%
United States Treasury Note March 2014 (10 Year) (n)	(150)	$351,240
United States Treasury Note March 2014 (2 Year) (n)	(600)	213,084
United States Treasury Note March 2014 (5 Year) (n)	(880)	1,215,647

Total Futures Contracts (Notional Amount $255,339,53)		$1,779,971

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown is the rate in effect as of December 31, 2013.

(b)	Subprime mortgage investment or other asset-backed security. The total market value of these securities as of December 31, 2013, is $1,361,766, which represents 0.3% of the Portfolio’s net assets.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Step coupon—Rate shown is the rate in effect as of December 31, 2013.

(e)	Fair valued security—The total market value of this security as of December 31, 2013, is $619,451, which represents 0.2% of the Portfolio’s net assets.
(f)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock, represents 0.2% of the Portfolio’s net assets.

(g)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(h)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of December 31, 2013.

(i)	Collateral strip rate—A bond whose interest is based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of December 31, 2013.

(j)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(k)	Non-income producing security.

(l)	Illiquid security—The total market value of this security as of December 31, 2013, is $1,946,742, which represents 0.5% of the Portfolio’s net assets.

(m)	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2013.

(n)	At December 31, 2013, cash in the amount of $1,163,250 is on deposit with broker for futures transactions.

(o)	As of December 31, 2013, cost is $391,362,805 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$13,855,748
Gross unrealized depreciation	(4,582,985)

Net unrealized appreciation	$9,272,763

The following abbreviations are used in the above portfolio:

£—British Pound Sterling

€—Euro

M-432	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2013, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Sale Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased		Unrealized Appreciation (Depreciation)

Euro vs. U.S. Dollar	2/20/14	JPMorgan Chase Bank	EUR	7,330,000	USD	10,059,965	USD	(23,720)

Pound Sterling vs. U.S. Dollar	2/20/14	JPMorgan Chase Bank	GBP	4,907,000	USD	7,989,087		(133,978)

Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(157,698)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,003,947	$—	$2,003,947
Convertible Bonds	—	15,962,397	—	15,962,397
Corporate Bonds	—	306,248,580	—	306,248,580
Foreign Bonds	—	4,584,683	—	4,584,683
Foreign Government Bonds	—	962,900	—	962,900
Loan Assignments (b)	—	28,395,318	1,876,250	30,271,568
Mortgage-Backed Securities	—	186,311	—	186,311
Yankee Bonds	—	1,889,216	—	1,889,216

Total Long-Term Bonds	—	360,233,352	1,876,250	362,109,602

Common Stocks	1,649,680	—	—	1,649,680
Convertible Preferred Stocks	3,552,669	119,011	—	3,671,680
Warrants	315,903	—	—	315,903
Short-Term Investment
Repurchase Agreement	—	32,888,703	—	32,888,703

Total Investments in Securities	5,518,252	393,241,066	1,876,250	400,635,568

Other Financial Instruments
Futures Contracts Short (c)	1,779,971	—	—	1,779,971

Total Investments in Securities and Other Financial Instruments	$7,298,223	$393,241,066	$1,876,250	$402,415,539

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (c)	$—	$(157,698)	$—	$(157,698)

Total Other Financial Instruments	$—	$(157,698)	$—	$(157,698)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,876,250 represents Loan Assignments whose value was obtained from an independent pricing service which used a single broker quote to measure such value as referenced in the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-433

Portfolio of Investments December 31, 2013 (continued)

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2013 (a)
Long-Term Bonds
Loan Assignments Oil & Gas	$—	$3,442	$—	$23,531	$1,849,277	$—	$—	$—	$1,876,250	$23,531

Total	$—	$3,442	$—	$23,531	$1,849,277	$—	$—	$—	$1,876,250	$23,531

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

M-434	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $391,350,904)	$400,635,568
Cash denominated in foreign currencies (identified cost $2,050,609)	2,084,292
Cash collateral on deposit at broker	1,163,250
Receivables:
Dividends and interest	5,489,417
Fund shares sold	902,329
Variation margin on futures contracts	108,281
Investment securities sold	35,999

Total assets	410,419,136

Liabilities
Payables:
Investment securities purchased	5,056,555
Manager (See Note 3)	193,269
NYLIFE Distributors (See Note 3)	60,944
Professional fees	32,639
Fund shares redeemed	31,026
Shareholder communication	16,776
Custodian	4,374
Trustees	450
Accrued expenses	2,702
Unrealized depreciation on foreign currency forward contracts	157,698

Total liabilities	5,556,433

Net assets	$404,862,703

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,307
Additional paid-in capital	397,108,284

397,147,591
Distributions in excess of net investment income	(205,112)
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(3,029,905)
Net unrealized appreciation (depreciation) on investments and futures contracts	11,064,635
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(114,506)

Net assets	$404,862,703

Initial Class
Net assets applicable to outstanding shares	$105,971,993

Shares of beneficial interest outstanding	10,271,001

Net asset value per share outstanding	$10.32

Service Class
Net assets applicable to outstanding shares	$298,890,710

Shares of beneficial interest outstanding	29,036,132

Net asset value per share outstanding	$10.29

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-435

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Interest	$16,707,719
Dividends	224,883

Total income	16,932,602

Expenses
Manager (See Note 3)	1,894,144
Distribution and service—Service Class (See Note 3)	530,278
Professional fees	63,840
Shareholder communication	50,505
Custodian	28,874
Trustees	6,412
Miscellaneous	18,993

Total expenses	2,593,046

Net investment income (loss)	14,339,556

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(951,632)
Futures transactions	(979,097)
Foreign currency transactions	(505,228)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(2,435,957)

Net change in unrealized appreciation (depreciation) on:
Investments	(983,607)
Futures contracts	1,982,351
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(58,142)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	940,602

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(1,495,355)

Net increase (decrease) in net assets resulting from operations	$12,844,201

M-436	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Changes in Net Assets

for the years ended December 31, 2013 and December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,339,556	$12,957,155
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(2,435,957)	650,606
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	940,602	17,837,272

Net increase (decrease) in net assets resulting from operations	12,844,201	31,445,033

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(3,368,062)	(6,496,910)
Service Class	(10,795,149)	(6,484,699)

	(14,163,211)	(12,981,609)

From net realized gain on investments:
Initial Class	(1,744)	(1,107,043)
Service Class	(4,921)	(1,060,445)

	(6,665)	(2,167,488)

Total dividends and distributions to shareholders	(14,169,876)	(15,149,097)

Capital share transactions:
Net proceeds from sale of shares	218,463,879	147,761,010
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	14,169,876	15,149,097
Cost of shares redeemed	(109,251,452)	(124,556,990)

Increase (decrease) in net assets derived from capital share transactions	123,382,303	38,353,117

Net increase (decrease) in net assets	122,056,628	54,649,053

Net Assets
Beginning of year	282,806,075	228,157,022

End of year	$404,862,703	$282,806,075

Distributions in excess of net investment income at end of year	$(205,112)	$(64,636)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-437

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,			April 29, 2011** through December 31,
	2013	2012		2011
Net asset value at beginning of period	$10.32	$9.60		$10.00

Net investment income (loss) (a)	0.49	0.54		0.31
Net realized and unrealized gain (loss) on investments	(0.04)	0.81		(0.47)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)		0.02

Total from investment operations	0.43	1.34		(0.14)

Less dividends and distributions:
From net investment income	(0.43)	(0.53)		(0.26)
From net realized gain on investments	(0.00)‡	(0.09)		—

Total dividends and distributions	(0.43)	(0.62)		(0.26)

Net asset value at end of period	$10.32	$10.32		$9.60

Total investment return	4.17%	13.88%		(1.32	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.69%	5.30%		4.74	% ††
Net expenses (excluding short sale expenses)	0.65%	0.65%		0.71	% ††
Expenses (including short sales expenses)	0.65%	0.65%		0.78	% ††
Short sale expenses	—	0.00	%(c)	0.07	% ††
Portfolio turnover rate	23%	39%		7%
Net assets at end of period (in 000’s)	$105,972	$133,840		$188,333

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Less than one-hundredth of a percent.

M-438	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Service Class
	Year ended December 31,			April 29, 2011** through December 31,
	2013	2012		2011
Net asset value at beginning of period	$10.30	$9.60		$10.00

Net investment income (loss) (a)	0.47	0.52		0.31
Net realized and unrealized gain (loss) on investments	(0.04)	0.79		(0.49)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)	(0.01)		0.03

Total from investment operations	0.40	1.30		(0.15)

Less dividends and distributions:
From net investment income	(0.41)	(0.51)		(0.25)
From net realized gain on investments	(0.00)‡	(0.09)		—

Total dividends and distributions	(0.41)	(0.60)		(0.25)

Net asset value at end of period	$10.29	$10.30		$9.60

Total investment return	3.91%	13.58%		(1.48	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.47%	5.03%		4.81	% ††
Net expenses (excluding short sales expenses)	0.90%	0.90%		0.95	% ††
Expenses (including short sales expenses)	0.90%	0.90%		1.03	% ††
Short sale expenses	—	0.00	%(c)	0.08	% ††
Portfolio turnover rate	23%	39%		7%
Net assets at end of period (in 000’s)	$298,891	$148,966		$39,824

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is not annualized.
(c)	Less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-439

MainStay VP U.S. Small Cap Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2013

Class	One Year	Five Years	Ten Years[1]	Gross Expense Ratio[2]
Initial Class Shares	37.90%	21.68%	9.86%	0.83%
Service Class Shares	37.56	21.38	9.58	1.08

Benchmark Performance	One Year	Five Years	Ten Years
Russell 2500™ Index[3]	36.80%	21.77%	9.81%
Average Lipper Variable Products Small-Cap Core Portfolio[4]	38.55	20.38	8.81

1.	Performance figures shown for the ten-year period ended December 31, 2013 reflect nonrecurring reimbursements from affiliates for printing and mailing costs. If these nonrecurring reimbursements had not been made, the total returns would have been 9.85% for Initial Class shares and 9.57% for Service Class shares for the ten-year period.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
4.

The Average Lipper Variable Products Small-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P SmallCap 600® Index. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-440	MainStay VP U.S. Small Cap Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Small Cap Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,172.80	$4.49	$1,021.10	$4.18

Service Class Shares	$1,000.00	$1,171.30	$5.86	$1,019.80	$5.45

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.82% for Initial Class and 1.07% for Service Class) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-441

Industry Composition as of December 31, 2013 (Unaudited)

Commercial Banks	10.5%
Health Care Equipment & Supplies	8.4
Machinery	8.2
Specialty Retail	6.4
Health Care Providers & Services	4.6
Hotels, Restaurants & Leisure	4.6
Thrifts & Mortgage Finance	4.3
Electric Utilities	3.9
Semiconductors & Semiconductor Equipment	3.7
Chemicals	3.6
Building Products	3.4
Aerospace & Defense	3.0
Textiles, Apparel & Luxury Goods	2.7
Exchange-Traded Fund	2.5
Capital Markets	2.3
Electronic Equipment, Instruments & Components	2.1
Road & Rail	2.1
Multi-Utilities	1.7
Paper & Forest Products	1.6
Software	1.6
Communications Equipment	1.5

Auto Components	1.4%
Commercial Services & Supplies	1.4
Containers & Packaging	1.4
Food & Staples Retailing	1.4
IT Services	1.2
Energy Equipment & Services	1.1
Household Durables	1.1
Diversified Consumer Services	1.0
Food Products	1.0
Diversified Telecommunication Services	0.9
Biotechnology	0.7
Diversified Financial Services	0.7
Real Estate Investment Trusts	0.7
Professional Services	0.6
Construction Materials	0.5
Internet Software & Services	0.4
Metals & Mining	0.1
Short-Term Investment	3.0
Other Assets, Less Liabilities	–1.3

100.0%

See Portfolio of Investments beginning on page M-445 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2013 (excluding short-term investment) (Unaudited)

1.	iShares Russell 2000 Value Index Fund

2.	Armstrong World Industries, Inc.

3.	Iconix Brand Group, Inc.

4.	Mueller Industries, Inc.

5.	Integra LifeSciences Holdings Corp.
6.	WellCare Health Plans, Inc.

7.	Brinker International, Inc.

8.	ViewPoint Financial Group, Inc.

9.	Curtiss-Wright Corp.

10.	Woodward, Inc.

M-442	MainStay VP U.S. Small Cap Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers David Pearl, Michael Welhoelter, CFA, and Janet K. Navon of Epoch Investment Partners, Inc., the Portfolio’s Subadvisor.

How did MainStay VP U.S. Small Cap Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP U.S. Small Cap Portfolio returned 37.90% for Initial Class shares and 37.56% for Service Class shares. Over the same period, both share classes outperformed the 36.80% return of the Russell 2500™ Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes underperformed the 38.55% return of the average Lipper Variable Products Small-Cap Core Portfolio for the 12 months ended December 31, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio outperformed the Russell 2500™ Index primarily because of stock selection in the financials and materials sectors. Stock selection in the industrials and information technology sectors detracted from relative returns.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The Portfolio’s returns are primarily the result of finding companies that can increase their free cash flow and are committed to allocating it intelligently to benefit shareholders. We believe understanding this “slow and steady” approach is more helpful to understanding returns than parsing returns in terms of sector weights and relative returns within those sectors. That said, sector commentary may provide additional insight if it is viewed in this context for this strategy.

The financials sector provided the most significant positive contribution relative to the Russell 2500™ Index, with the Portfolio’s sector positioning and security selection both contributing to relative results. Security selection in the materials and telecommunication services sectors also provided positive contributions. Stock selection detracted from relative returns in the industrials and information technology sectors, as did the Portfolio’s cash position in a rapidly rising market.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Biotechnology company Alkermes was the strongest individual contributor to the Portfolio’s absolute performance. The company continued to generate strong financial results driven by continued growth in its five key drug products, higher cash-flow generation and a robust clinical pipeline. Revenue from Alkermes’ key drugs grew substantially during the reporting period. Pharmaceuticals company Endo Health Solutions was also a strong contributor, benefiting from strategic initiatives by the company’s new CEO. The company appeared to be on track to achieve its cost-reduction target of $325 million in annual savings by mid-2014. Brand management company Iconix Brand Group, another strong performer, posted solid earnings and revenue in 2013 and raised its full-year guidance. The company has successfully employed a dual strategy of acquisition and share buybacks to boost earnings per share.

Detractors from the Portfolio’s absolute performance included clothing maker Perry Ellis, which possesses some of the historically strongest retail brands in the industry. The company experienced softer-than-expected sales trends in its own stores, as well as those of its partners, which include Kohl’s and Macy’s. As a result, we exited the Portfolio’s position in favor of other opportunities with a more favorable risk/reward profile. Agricultural and construction equipment company Titan Machinery also detracted from performance. We sold the Portfolio’s position in the stock because we felt that the company faced near-term headwinds in its core agricultural machinery business as the outlook for new equipment orders in 2014 diminished. We sold the Portfolio’s position in semiconductor company Volterra Semiconductor early in the reporting period. The semiconductor sector had been under pressure in the latter part of 2012 and early 2013; and after a few successive periods of industrywide price declines, we chose to reduce the Portfolio’s exposure. All three of these detractors had negative returns for the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio made several significant purchases during the reporting period, including Ohio-based

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-443

bank holding company First Financial Bancorp and global online employment solutions company Monster Worldwide. First Bancorp operates 110 branches in Cincinnati, Dayton and Indianapolis. The company has been well capitalized, which has enabled it to distribute 60% to 80% of its earnings to shareholders. We believe that the company will earn favorable returns on capital through organic growth and small acquisitions. We added Monster Worldwide to the Portfolio because the company has generated strong cash flow and repurchased 11% of its shares outstanding year-to-date. Even so, the company still had $139 million remaining on its current authorization, which represents 25% of its current market capitalization. We believe that the company should continue to benefit from improvements in the U.S. economy.

In addition to the sales previously mentioned, the Portfolio sold computers & peripherals company Diebold, which faces increasing competitive pressure in its core ATM business. While the company has had a dominant franchise and a strong management team, we elected to exit the Portfolio’s position in favor of other opportunities with a more favorable risk/reward profile. We sold several other positions as they reached our target price, including positions in machinery companies Navistar International and Colfax.

How did the Portfolio’s sector weightings change during the reporting period?

Sector weights are generally a function of our bottom-up stock selection process. During the reporting period, the Portfolio reduced exposure to consumer discretionary, information technology, industrials and consumer staples. Over the same period, sectors in which the Portfolio increased its weightings included financials, materials and utilities.

How was the Portfolio positioned at the end of the reporting period?

The Portfolio continues to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders. Our stock-by-stock selection process often results in the Portfolio having a different composition than the Russell 2500™ Index.

As of December 31, 2013, the Portfolio’s most significantly underweight sector positions relative to the Russell 2500™ Index were in information technology, energy and financials. As of the same date, the Portfolio’s most significantly overweight sector positions were in health care, industrials and consumer discretionary.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-444	MainStay VP U.S. Small Cap Portfolio

Portfolio of Investments December 31, 2013

	Shares	Value
Common Stocks 95.8%†
Aerospace & Defense 3.0%
♦Curtiss-Wright Corp.	117,150	$7,290,244
Hexcel Corp. (a)	125,810	5,622,449

		12,912,693

Auto Components 1.4%
Dana Holding Corp.	91,400	1,793,268
Visteon Corp. (a)	50,650	4,147,729

		5,940,997

Biotechnology 0.7%
Alkermes PLC (a)	76,939	3,128,340

Building Products 3.4%
♦Armstrong World Industries, Inc. (a)	157,260	9,059,748
Simpson Manufacturing Co., Inc.	149,860	5,504,358

		14,564,106

Capital Markets 2.3%
Diamond Hill Investment Group, Inc.	37,350	4,419,999
Waddell & Reed Financial, Inc. Class A	80,850	5,264,952

		9,684,951

Chemicals 3.6%
Chemtura Corp. (a)	210,650	5,881,348
Flotek Industries, Inc. (a)	223,970	4,495,078
Innophos Holdings, Inc.	97,290	4,728,294

		15,104,720

Commercial Banks 10.5%
Bank of Hawaii Corp.	99,400	5,878,516
BankUnited, Inc.	221,000	7,275,320
CVB Financial Corp.	289,647	4,944,274
First Financial Bancorp	204,770	3,569,141
Investors Bancorp, Inc.	280,750	7,181,585
Sterling Financial Corp.	135,950	4,633,176
Texas Capital Bancshares, Inc. (a)	56,350	3,504,970
♦ViewPoint Financial Group, Inc.	278,200	7,636,590

		44,623,572

Commercial Services & Supplies 1.4%
Herman Miller, Inc.	199,860	5,899,867

Communications Equipment 1.5%
Harmonic, Inc. (a)	889,273	6,562,835

Construction Materials 0.5%
United States Lime & Minerals, Inc. (a)	34,200	2,092,014

Containers & Packaging 1.4%
Silgan Holdings, Inc.	121,810	5,849,316

	Shares	Value
Diversified Consumer Services 1.0%
Service Corp. International	242,100	$4,389,273

Diversified Financial Services 0.7%
CBOE Holdings, Inc.	58,680	3,049,013

Diversified Telecommunication Services 0.9%
Lumos Networks Corp.	175,650	3,688,650

Electric Utilities 3.9%
Cleco Corp.	156,002	7,272,813
Great Plains Energy, Inc.	211,700	5,131,608
Westar Energy, Inc.	123,700	3,979,429

		16,383,850

Electronic Equipment, Instruments & Components 2.1%
National Instruments Corp.	151,544	4,852,439
OSI Systems, Inc. (a)	79,575	4,226,228

		9,078,667

Energy Equipment & Services 1.1%
Dril-Quip, Inc. (a)	41,181	4,527,027

Food & Staples Retailing 1.4%
Spartan Stores, Inc.	248,657	6,037,392

Food Products 1.0%
TreeHouse Foods, Inc. (a)	62,050	4,276,486

Health Care Equipment & Supplies 8.4%
Alere, Inc. (a)	71,150	2,575,630
Greatbatch, Inc. (a)	61,450	2,718,548
Haemonetics Corp. (a)	116,100	4,891,293
♦Integra LifeSciences Holdings Corp. (a)	171,806	8,196,864
Sirona Dental Systems, Inc. (a)	66,484	4,667,177
Teleflex, Inc.	65,250	6,124,365
Wright Medical Group, Inc. (a)	214,885	6,599,119

		35,772,996

Health Care Providers & Services 4.6%
Bio-Reference Laboratories, Inc. (a)	261,980	6,690,969
U.S. Physical Therapy, Inc.	132,341	4,666,344
♦WellCare Health Plans, Inc. (a)	113,790	8,013,092

		19,370,405

Hotels, Restaurants & Leisure 4.6%
♦Brinker International, Inc.	172,865	8,010,564
Life Time Fitness, Inc. (a)	138,075	6,489,525
Monarch Casino & Resort, Inc. (a)	262,984	5,280,719

		19,780,808

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-445

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
Household Durables 1.1%
M/I Homes, Inc. (a)	178,950	$4,554,278

Internet Software & Services 0.4%
Monster Worldwide, Inc. (a)	250,724	1,787,662

IT Services 1.2%
Forrester Research, Inc.	134,035	5,128,179

Machinery 8.2%
Actuant Corp. Class A	46,600	1,707,424
Harsco Corp.	199,050	5,579,371
Kennametal, Inc.	61,831	3,219,540
♦Mueller Industries, Inc.	132,759	8,365,145
Mueller Water Products, Inc. Class A	544,800	5,104,776
Wabtec Corp.	47,054	3,494,701
♦Woodward, Inc.	159,550	7,277,075

		34,748,032

Metals & Mining 0.1%
Haynes International, Inc.	5,692	314,426

Multi-Utilities 1.7%
Vectren Corp.	202,010	7,171,355

Paper & Forest Products 1.6%
KapStone Paper and Packaging Corp. (a)	123,470	6,897,034

Professional Services 0.6%
Resources Connection, Inc.	176,700	2,532,111

Real Estate Investment Trusts 0.7%
Tanger Factory Outlet Centers, Inc.	99,200	3,176,384

Road & Rail 2.1%
Con-way, Inc.	96,050	3,814,146
Genesee & Wyoming, Inc. Class A (a)	54,266	5,212,249

		9,026,395

Semiconductors & Semiconductor Equipment 3.7%
Cypress Semiconductor Corp. (a)	558,090	5,859,945
Teradyne, Inc. (a)	231,550	4,079,911
Veeco Instruments, Inc. (a)	175,415	5,772,908

		15,712,764

Software 1.6%
Rovi Corp. (a)	354,600	6,982,074

	Shares	Value
Specialty Retail 6.4%
American Eagle Outfitters, Inc.	310,960	$4,477,824
Big 5 Sporting Goods Corp.	299,100	5,928,162
CST Brands, Inc.	148,350	5,447,412
Express, Inc. (a)	244,200	4,559,214
JoS. A. Bank Clothiers, Inc. (a)	124,784	6,829,428

		27,242,040

Textiles, Apparel & Luxury Goods 2.7%
G-III Apparel Group, Ltd. (a)	35,080	2,588,553
♦Iconix Brand Group, Inc. (a)	225,850	8,966,245

		11,554,798

Thrifts & Mortgage Finance 4.3%
Brookline Bancorp, Inc.	529,620	5,068,463
Capitol Federal Financial, Inc.	394,060	4,772,067
Northwest Bancshares, Inc.	287,100	4,243,338
Trustco Bank Corp.	605,760	4,349,357

		18,433,225

Total Common Stocks (Cost $321,802,111)		407,978,735

Exchange-Traded Fund 2.5% (b)
♦iShares Russell 2000 Value Index Fund	105,370	10,484,315

Total Exchange-Traded Fund (Cost $8,815,469)		10,484,315

	Principal Amount
Short-Term Investment 3.0%
Repurchase Agreement 3.0%
State Street Bank and Trust Co. 0.00%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $12,712,855 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $14,245,000 and a Market Value of $12,967,437)	$12,712,855	12,712,855

Total Short-Term Investment (Cost $12,712,855)		12,712,855

Total Investments (Cost $343,330,435) (c)	101.3%	431,175,905
Other Assets, Less Liabilities	(1.3)	(5,393,502)
Net Assets	100.0%	$425,782,403

M-446	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of December 31, 2013, cost is $343,612,392 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$88,986,497
Gross unrealized depreciation	(1,422,984)

Net unrealized appreciation	$87,563,513

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$407,978,735	$—	$—	$407,978,735
Exchange-Traded Fund	10,484,315	—	—	10,484,315
Short-Term Investment
Repurchase Agreement	—	12,712,855	—	12,712,855

Total Investments in Securities	$418,463,050	$12,712,855	$—	$431,175,905

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2013, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of December 31, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-447

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $343,330,435)	$431,175,905
Receivables:
Dividends and interest	276,725
Fund shares sold	263,811

Total assets	431,716,441

Liabilities
Payables:
Investment securities purchased	5,209,735
Fund shares redeemed	355,996
Manager (See Note 3)	270,988
NYLIFE Distributors (See Note 3)	39,749
Professional fees	31,471
Shareholder communication	20,447
Custodian	1,875
Trustees	325
Accrued expenses	3,452

Total liabilities	5,934,038

Net assets	$425,782,403

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$31,286
Additional paid-in capital	309,773,844

309,805,130
Undistributed net investment income	848,357
Accumulated net realized gain (loss) on investments	27,283,446
Net unrealized appreciation (depreciation) on investments	87,845,470

Net assets	$425,782,403

Initial Class
Net assets applicable to outstanding shares	$232,795,144

Shares of beneficial interest outstanding	16,894,105

Net asset value per share outstanding	$13.78

Service Class
Net assets applicable to outstanding shares	$192,987,259

Shares of beneficial interest outstanding	14,391,614

Net asset value per share outstanding	$13.41

M-448	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$3,900,603
Interest	393

Total income	3,900,996

Expenses
Manager (See Note 3)	2,523,895
Distribution and service—Service Class (See Note 3)	392,969
Professional fees	52,897
Shareholder communication	52,019
Custodian	10,251
Trustees	6,224
Miscellaneous	14,311

Total expenses	3,052,566

Net investment income (loss)	848,430

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	41,414,764
Net change in unrealized appreciation (depreciation) on investments	59,326,736

Net realized and unrealized gain (loss) on investments	100,741,500

Net increase (decrease) in net assets resulting from operations	$101,589,930

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,367.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-449

Statements of Changes in Net Assets

for the years ended December 31, 2013 and December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$848,430	$2,224,006
Net realized gain (loss) on investments	41,414,764	10,201,224
Net change in unrealized appreciation (depreciation) on investments	59,326,736	18,501,297

Net increase (decrease) in net assets resulting from operations	101,589,930	30,926,527

Dividends to shareholders:
From net investment income:
Initial Class	(1,307,542)	(618,731)
Service Class	(916,377)	(261,257)

Total dividends to shareholders	(2,223,919)	(879,988)

Capital share transactions:
Net proceeds from sale of shares	123,702,079	46,215,355
Net asset value of shares issued to shareholders in reinvestment of dividends	2,223,919	879,988
Cost of shares redeemed	(52,728,871)	(80,685,957)

Increase (decrease) in net assets derived from capital share transactions	73,197,127	(33,590,614)

Net increase (decrease) in net assets	172,563,138	(3,544,075)

Net Assets
Beginning of year	253,219,265	256,763,340

End of year	$425,782,403	$253,219,265

Undistributed net investment income at end of year	$848,357	$2,223,915

M-450	MainStay VP U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$10.06	$8.96	$9.31	$7.45	$5.28

Net investment income (loss) (a)	0.05	0.09	0.04	0.08	(0.00	)‡
Net realized and unrealized gain (loss) on investments	3.76	1.05	(0.33)	1.78	2.17

Total from investment operations	3.81	1.14	(0.29)	1.86	2.17

Less dividends:
From net investment income	(0.09)	(0.04)	(0.06)	(0.00)‡	—

Net asset value at end of year	$13.78	$10.06	$8.96	$9.31	$7.45

Total investment return	37.90%	12.80%	(2.75%)	25.03%	41.10	% (b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.39%	0.98%	0.46%	0.98%	(0.02%)
Net expenses	0.82%	0.83%	0.84%	0.85%	1.08%
Portfolio turnover rate	40%	32%	46%	70%	186%
Net assets at end of year (in 000’s)	$232,795	$128,576	$141,113	$107,627	$76,143

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Service Class
	Year ended December 31,
	2013	2012	2011	2010		2009
Net asset value at beginning of year	$9.80	$8.73	$9.07	$7.27		$5.17

Net investment income (loss) (a)	0.01	0.06	0.02	0.07		(0.02)
Net realized and unrealized gain (loss) on investments	3.67	1.03	(0.30)	1.73		2.12

Total from investment operations	3.68	1.09	(0.28)	1.80		2.10

Less dividends:
From net investment income	(0.07)	(0.02)	(0.06)	—		—

Net asset value at end of year	$13.41	$9.80	$8.73	$9.07		$7.27

Total investment return	37.56%	12.52%	(2.99%)	24.76	%(b)	40.62	% (b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.13%	0.69%	0.19%	0.84%		(0.39%)
Net expenses	1.07%	1.08%	1.09%	1.10%		1.33%
Portfolio turnover rate	40%	32%	46%	70%		186%
Net assets at end of year (in 000’s)	$192,987	$124,643	$115,651	$132,906		$109,781

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-451

MainStay VP Van Eck Global Hard Assets Portfolio

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Total Returns for the Period Ended December 31, 2013

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	10.96%	0.41%	0.94%

Benchmark Performance	One Year	Since Inception (2/17/12)
S&P North American Natural Resources Sector Index[2]	16.49%	4.45%
S&P 500® Index[2]	32.39	20.41
Average Lipper Variable Products Natural Resources Portfolio[3]	10.40	–0.09

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and other indices mentioned in the reports.
3.	The Average Lipper Variable Products Natural Resources Portfolio is representative of portfolios that, by portfolio practice, invest primarily in the equity securities of domestic companies engaged in the exploration, development, production, or distribution of natural resources. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

M-452	MainStay VP Van Eck Global Hard Assets Portfolio

Cost in Dollars of a $1,000 Investment in MainStay VP Van Eck Global Hard Assets Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from July 1, 2013, to December 31, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2013, to December 31, 2013. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended

December 31, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/13	Ending Account Value (Based on Actual Returns and Expenses) 12/31/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/13	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,165.00	$5.07	$1,020.50	$4.74

1.	Expenses are equal to the Portfolio’s annualized expense ratio of 0.93% multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	M-453

Portfolio Composition as of December 31, 2013 (Unaudited)

See Portfolio of Investments beginning on page M-457 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2013 (excluding short-term investment) (Unaudited)

1.	Glencore Xstrata PLC

2.	Schlumberger, Ltd.

3.	Halliburton Co.

4.	CONSOL Energy, Inc.

5.	Cimarex Energy Co.
6.	Concho Resources, Inc.

7.	Pioneer Natural Resources Co.

8.	Marathon Oil Corp.

9.	First Quantum Minerals, Ltd.

10.	Anadarko Petroleum Corp.

M-454	MainStay VP Van Eck Global Hard Assets Portfolio

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Charles T. Cameron and Shawn Reynolds of Van Eck Associates Corporation (“Van Eck”), the Portfolio’s Subadvisor.

How did MainStay VP Van Eck Global Hard Assets Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2013?

For the 12 months ended December 31, 2013, MainStay VP Van Eck Global Hard Assets Portfolio returned 10.96% for Initial Class shares. Over the same period, the Portfolio underperformed the 16.49% return of the S&P North American Natural Resources Sector Index,1 which is the Portfolio’s broad-based securities-market index. Over the same period, both share classes underperformed the 32.39% return of the S&P 500® Index,1 which is the Portfolio’s secondary benchmark.The Portfolio outperformed the 10.40% return of the average Lipper1 Variable Products Natural Resources Portfolio for the 12 months ended December 31, 2013.

What factors affected the Portfolio’s relative performance during the reporting period?

Overweight positions in gold and in diversified metals & mining detracted from the Portfolio’s performance in relation to the S&P North American Natural Resources Sector Index. As growth slowed in the emerging markets, metals & mining shares and commodities underperformed energy shares and commodities.

Which subindustries were the strongest positive contributors to the Portfolio’s relative performance, and which subindustries were particularly weak?

The subindustries that made the strongest positive contributions to the Portfolio’s performance relative to the S&P North American Natural Resources Sector Index were oil & gas exploration & production, precious metals & minerals, and agricultural products. (Contributions take weightings and total returns into account.) In the oil & gas exploration & production subindustry, an overweight allocation and, to a greater extent, stock selection contributed to relative performance. The precious metals & minerals subindustry consists mostly of silver mining stocks that had significantly negative performance during the reporting period. Fortunately, the Portfolio had no exposure to this subindustry, which explains the positive contribution to relative performance. On the other hand, the Portfolio had exposure to the agricultural products subindustry through its position in Archer-Daniels-Midland. This out-of-benchmark stock showed positive performance during the reporting period, which accounts for the positive subindustry contribution.

The subindustries that detracted the most from the Portfolio’s performance relative to the S&P North American Natural Resources Sector Index were gold, diversified metals & mining, and steel.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s strongest individual contributions came mainly from energy-related companies. Oil & gas exploration & production companies Pioneer Natural Resources and Cimarex Energy were the two strongest contributors. Both stocks advanced on strong drilling results and resource additions in the Permian Basin of West Texas. Shares of oilfield services giant Halliburton rose on strong revenue growth from North American unconventional drilling activities and continued expansion in international exploration and development operations.

The Portfolio’s greatest detractors were all gold companies. Shares of Newmont Mining, New Gold and Eldorado Gold all dropped amid broad weakness in the gold mining sector, driven by falling gold prices.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio made significant purchases in the oil & gas refining & marketing subindustry, adding shares of Phillips 66, Marathon Petroleum and Delek. The Portfolio’s largest sales during the reporting period were diversified metals & mining companies Rio Tinto, BHP Billiton and Freeport-McMoRan Copper & Gold. All three stocks were eliminated from the Portfolio before December 31, 2013. The Portfolio’s overall exposure to diversified metals & mining was reduced because of slowing growth in emerging markets and weakness in base-metal and bulk-commodity prices.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio reduced its positions in the diversified metals & mining and gold subindustries. The Portfolio also reduced its cash position. The Portfolio’s allocation to the energy sector trended higher during the reporting period.

1.	Please refer to pages M-2 and M-3 for additional explanations and disclosure regarding the Portfolios, their benchmark indices and service providers mentioned in the reports.

mainstayinvestments.com	M-455

Within the energy sector, the oil & gas refining & marketing subindustry saw the most significant allocation increase. Allocations also increased in the oil & gas exploration & production and oil & gas equipment & services subindustries.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2013, the Portfolio remained underweight relative to the S&P North American

Natural Resources Sector Index in the energy sector overall, but held one of its highest historical energy allocations. Within energy, the Portfolio held overweight positions in the oil & gas equipment & services, oil & gas drilling, and oil & gas exploration & production subindustries as of December 31, 2013. On the same date, the Portfolio was also overweight relative to the S&P North American Natural Resources Sector Index in the diversified metals & mining and agricultural products subindustries.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

M-456	MainStay VP Van Eck Global Hard Assets Portfolio

Portfolio of Investments December 31, 2013

	Shares	Value
Common Stocks 94.1%†
Canada 7.8%
Agrium, Inc. (Chemicals)	89,400	$8,178,312
Eldorado Gold Corp. (Metals & Mining)	891,000	5,069,790
♦First Quantum Minerals, Ltd. (Metals & Mining)	1,038,100	18,704,857
Goldcorp, Inc. (Metals & Mining)	289,100	6,264,797
Kinross Gold Corp. (Metals & Mining)	612,800	2,684,064
New Gold, Inc. (Metals & Mining) (a)	978,300	5,126,292

		46,028,112

Norway 0.9%
Seadrill, Ltd. (Energy Equipment & Services)	132,800	5,455,424

Switzerland 5.1%
♦Glencore Xstrata PLC (Oil, Gas & Consumable Fuels) (a)	5,830,030	30,188,801

United Kingdom 5.1%
Afren PLC (Oil, Gas & Consumable Fuels) (a)	4,204,500	11,780,451
African Minerals, Ltd. (Metals & Mining) (a)	404,000	1,326,300
Genel Energy PLC (Oil, Gas & Consumable Fuels) (a)	189,900	3,380,498
Ophir Energy PLC (Oil, Gas & Consumable Fuels) (a)	1,150,000	6,242,434
Randgold Resources, Ltd., ADR(Metals & Mining)	121,000	7,600,010

		30,329,693

United States 75.2%
Alpha Natural Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	136,400	973,896
♦Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	226,600	17,973,912
Archer-Daniels-Midland Co. (Food Products)	94,500	4,101,300
Atwood Oceanics, Inc. (Energy Equipment & Services) (a)	205,100	10,950,289
Cameron International Corp. (Energy Equipment & Services) (a)	293,400	17,466,102
♦Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	210,400	22,073,064
Cloud Peak Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	162,500	2,925,000
♦Concho Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	195,600	21,124,800
♦CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)	581,300	22,112,652
Cummins, Inc. (Machinery)	67,700	9,543,669
Delek US Holdings, Inc. (Oil, Gas & Consumable Fuels)	194,400	6,689,304

	Shares	Value
United States (continued)
Diamond Offshore Drilling, Inc. (Energy Equipment & Services)	88,200	$5,020,344
Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	129,149	6,826,816
Dril-Quip, Inc. (Energy Equipment & Services) (a)	109,000	11,982,370
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	94,600	15,877,664
Green Plains Renewable Energy, Inc. (Oil, Gas & Consumable Fuels)	34,900	676,711
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels) (a)	53,000	3,346,950
Halcon Resources Corp. (Oil, Gas & Consumable Fuels) (a)	745,100	2,876,086
♦Halliburton Co. (Energy Equipment & Services)	441,500	22,406,125
HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	301,400	14,976,566
Jacobs Engineering Group, Inc. (Construction & Engineering) (a)	72,300	4,554,177
Louisiana-Pacific Corp. (Paper & Forest Products) (a)	555,200	10,276,752
♦Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	551,200	19,457,360
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	157,900	14,484,167
Nabors Industries, Ltd. (Energy Equipment & Services)	107,000	1,817,930
National Oilwell Varco, Inc. (Energy Equipment & Services)	218,800	17,401,164
Newfield Exploration Co. (Oil, Gas & Consumable Fuels) (a)	282,100	6,948,123
Newmont Mining Corp. (Metals & Mining)	291,100	6,704,033
Noble Corp. PLC (Energy Equipment & Services)	203,100	7,610,157
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	169,700	16,138,470
Phillips 66 (Oil, Gas & Consumable Fuels)	201,900	15,572,547
♦Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	112,000	20,615,840
♦Schlumberger, Ltd. (Energy Equipment & Services)	258,000	23,248,380
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	227,500	2,682,225
SM Energy Co. (Oil, Gas & Consumable Fuels)	207,900	17,278,569
Steel Dynamics, Inc. (Metals & Mining)	262,800	5,135,112
Superior Energy Services, Inc. (Energy Equipment & Services) (a)	345,400	9,191,094

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-457

Portfolio of Investments December 31, 2013 (continued)

	Shares	Value
Common Stocks (continued)
United States (continued)
Tesoro Corp. (Oil, Gas & Consumable Fuels)	257,300	$15,052,050
United States Steel Corp. (Metals & Mining)	212,100	6,256,950
Whiting Petroleum Corp. (Oil, Gas & Consumable Fuels) (a)	77,508	4,795,420

		445,144,140

Total Common Stocks (Cost $536,536,657)		557,146,170

Exchange-Traded Fund 0.8% (b)
United States 0.8%
SPDR Gold Shares (Capital Markets) (a)	42,800	4,972,076

Total Exchange-Traded Fund (Cost $7,147,852)		4,972,076

	Number of Warrants
Warrants 0.0%‡
Canada 0.0%‡
Kinross Gold Corp. Strike Price $21.30 Expires 9/17/14 (Metals & Mining) (a)	34,300	484

Total Warrants (Cost $36,859)		484

	Principal Amount
Short-Term Investment 5.8%
Repurchase Agreement 5.8%
United States 5.8%
State Street Bank and Trust Co. 0.00%, dated 12/31/13 due 1/2/14 Proceeds at Maturity $34,094,397 (Collateralized by a Federal National Mortgage Association security with a rate of 2.17% and a maturity date of 11/7/22, with a Principal Amount of $38,205,000 and a Market Value of $34,778,585) (Capital Markets)	$34,094,397	34,094,397

Total Short-Term Investment (Cost $34,094,397)		34,094,397

Total Investments (Cost $577,815,765) (c)	100.7%	596,213,127
Other Assets, Less Liabilities	(0.7)	(4,323,539)
Net Assets	100.0%	$591,889,588
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of December 31, 2013, cost is $578,554,213 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$77,898,457
Gross unrealized depreciation	(60,239,543)

Net unrealized appreciation	$17,658,914

The following abbreviations are used in the above portfolio:

ADR—American	Depositary Receipt

SPDR—Standard	& Poor’s Depositary Receipt

M-458	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2013, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$557,146,170	$—	$—	$557,146,170
Exchange-Traded Fund	4,972,076	—	—	4,972,076
Warrants	484	—	—	484
Short-Term Investment
Repurchase Agreement	—	34,094,397	—	34,094,397

Total Investments in Securities	$562,118,730	$34,094,397	$—	$596,213,127

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of the year ended December 31, 2013, certain foreign securities with a market value of $16,325,652 were transferred from Level 2 to Level 1 as the prices of these securities were based on unadjusted quoted prices compared with the prior year prices which were adjusted for events after the market close. The December 31, 2012 prices were adjusted by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. Fair values as of December 31, 2013 for these securities were based on quoted prices in active markets for identical investments. (See Note 2)

As of December 31, 2013, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The table below sets forth the diversification of MainStay VP Van Eck Global Hard Assets Portfolio investments by industry.

Industry Diversification (Unaudited)

	Value	Percent†
Capital Markets	$39,066,473	6.6%
Chemicals	8,178,312	1.4
Construction & Engineering	4,554,177	0.8
Energy Equipment & Services	132,549,379	22.4
Food Products	4,101,300	0.7
Machinery	9,543,669	1.6
Metals & Mining	64,872,689	10.9
Oil, Gas & Consumable Fuels	323,070,376	54.6
Paper & Forest Products	10,276,752	1.7

	596,213,127	100.7
Other Assets, Less Liabilities	(4,323,539)	(0.7)

Net Assets	$591,889,588	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-459

Statement of Assets and Liabilities as of December 31, 2013

Assets
Investment in securities, at value (identified cost $577,815,765)	$596,213,127
Cash denominated in foreign currencies (identified cost $212)	215
Receivables:
Dividends and interest	275,134
Fund shares sold	255,980

Total assets	596,744,456

Liabilities
Payables:
Investment securities purchased	3,727,221
Fund shares redeemed	619,044
Manager (See Note 3)	438,612
Professional fees	34,314
Shareholder communication	31,069
Custodian	3,249
Trustees	735
Accrued expenses	624

Total liabilities	4,854,868

Net assets	$591,889,588

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$59,384
Additional paid-in capital	603,878,671

603,938,055
Undistributed net investment income	2,148,794
Accumulated net realized gain (loss) on investments and foreign currency transactions	(32,594,626)
Net unrealized appreciation (depreciation) on investments	18,397,362
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	3

Net assets applicable to outstanding shares	$591,889,588

Shares of beneficial interest outstanding	59,383,806

Net asset value per share outstanding	$9.97

M-460	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2013

Investment Income (Loss)
Income
Dividends (a)	$8,202,506
Interest	2,046

Total income	8,204,552

Expenses
Manager (See Note 3)	5,257,390
Shareholder communication	87,444
Professional fees	62,447
Custodian	21,333
Trustees	12,288
Miscellaneous	27,575

Total expenses	5,468,477

Net investment income (loss)	2,736,075

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(18,891,078)
Foreign currency transactions	(16,190)

Net realized gain (loss) on investments and foreign currency transactions	(18,907,268)

Net change in unrealized appreciation (depreciation) on:
Investments	77,204,234
Translation of other assets and liabilities in foreign currencies	451

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	77,204,685

Net realized and unrealized gain (loss) on investments and foreign currency transactions	58,297,417

Net increase (decrease) in net assets resulting from operations	$61,033,492

(a)	Dividends recorded net of foreign withholding taxes in the amount of $90,270.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-461

Statements of Changes in Net Assets

for the year ended December 31, 2013 and the period February 17, 2012 (inception date) through December 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,736,075	$5,406,264
Net realized gain (loss) on investments and foreign currency transactions	(18,907,268)	(13,252,921)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	77,204,685	(58,807,320)

Net increase (decrease) in net assets resulting from operations	61,033,492	(66,653,977)

Dividends to shareholders:
From net investment income:
Initial Class	(6,427,982)	—

Capital share transactions:
Net proceeds from sale of shares	44,462,988	784,047,718
Net asset value of shares issued to shareholders in reinvestment of dividends	6,427,982	—
Cost of shares redeemed	(122,585,197)	(108,415,436)

Increase (decrease) in net assets derived from capital share transactions	(71,694,227)	675,632,282

Net increase (decrease) in net assets	(17,088,717)	608,978,305

Net Assets
Beginning of period	608,978,305	—

End of period	$591,889,588	$608,978,305

Undistributed net investment income at end of period	$2,148,794	$5,855,465

M-462	MainStay VP Van Eck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Initial Class
	Year ended December 31,	February 17, 2012** through December 31,
	2013	2012
Net asset value at beginning of period	$9.08	$10.00

Net investment income (loss)	0.05	0.08
Net realized and unrealized gain (loss) on investments	0.95	(1.00)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00	)‡

Total from investment operations	1.00	(0.92)

Less dividends:
From net investment income	(0.11)	—

Net asset value at end of period	$9.97	$9.08

Total investment return	10.96%	(9.20	%)(a)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.46%	0.98	% ††
Net expenses	0.93%	0.94	% ††
Portfolio turnover rate	31%	24%
Net assets at end of period (in 000’s)	$591,890	$608,978

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	M-463

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is comprised of twenty-nine separate series (each a “Portfolio” and collectively, the “Portfolios”). Effective April 29, 2011, each Portfolio that was a series of MainStay VP Series Fund, Inc., a Maryland corporation, merged into a corresponding “shell” series of the Fund. Each shell series succeeded to the accounting and performance histories of its corresponding predecessor portfolio. Therefore, for periods prior to April 29, 2011, any historical information provided for each such Portfolio is that of the corresponding predecessor portfolio. On April 29, 2011, the Fund assumed MainStay VP Series Fund, Inc.‘s registration statement pursuant to Rule 414 under the Securities Act of 1933, as amended, and the 1940 Act.

The Portfolios commenced operations on the dates indicated below:

Commencement of Operations	Portfolios
January 23, 1984	Bond and Common Stock
January 29, 1993	Cash Management, Cornerstone Growth(a), Government, Income Builder and S&P 500 Index
May 1, 1995	High Yield Corporate Bond and International Equity
October 1, 1996	Convertible
May 1, 1998	ICAP Select Equity, Large Cap Growth and U.S. Small Cap
July 2, 2001	Mid Cap Core
May 2, 2005	Balanced and Floating Rate
February 13, 2006	Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation
April 29, 2011	Unconstrained Bond(b)
February 17, 2012	DFA / DuPont Capital Emerging Markets Equity, Eagle Small Cap Growth, Janus Balanced, MFS® Utilities, PIMCO Real Return, T. Rowe Price Equity Income and Van Eck Global Hard Assets
May 1, 2013	Marketfield

(a)	Effective May 1, 2013, the name of MainStay VP Growth Equity Portfolio changed to MainStay VP Cornerstone Growth Portfolio.

(b)	Effective May 1, 2013, the name of MainStay VP Flexible Bond Opportunities Portfolio changed to MainStay VP Unconstrained Bond Portfolio.

Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IX, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolios are also offered to the Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios (collectively, the “Asset Allocation Portfolios”) which operate as “funds-of-funds.” The Asset Allocation Portfolios may invest in other Portfolios of the Fund as well as funds of The MainStay Funds, a Massachusetts business trust, and MainStay Funds Trust, a Delaware statutory trust, for which New York Life Investment Management LLC (“New York Life Investments” or the “Manager”) also serves as manager (the “Underlying Portfolios/Funds”).

On May 13, 2003, the Board of Directors of MainStay VP Series Fund Inc. adopted a Multiple Class Plan under which the existing shares of each of the predecessor portfolios, except the Cash Management Portfolio, were re-classified as Initial Class shares, and a second class of shares, the Service Class, was established. On April 5, 2011, the Board of Trustees (the “Board”) of the Fund adopted a Multiple Class Plan that is the same in all material respects as the May 13, 2003 Multiple Class Plan. Under the terms of the Multiple Class Plan, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003 are permitted to invest only in the Service Class shares.

The Service Class of each Portfolio commenced operations on the dates indicated below:

Commencement of Operations	Portfolios
June 4, 2003	Bond, Government, High Yield Corporate Bond and Income Builder
June 5, 2003	Common Stock, Convertible, Cornerstone Growth, ICAP Select Equity, International Equity, Mid Cap Core, S&P 500 Index and U.S. Small Cap
June 6, 2003	Large Cap Growth
May 2, 2005	Balanced and Floating Rate
February 13, 2006	Conservative Allocation, Growth Allocation, Moderate Allocation and Moderate Growth Allocation
April 29, 2011	Unconstrained Bond
February 17, 2012	DFA / DuPont Capital Emerging Markets Equity, Eagle Small Cap Growth, Janus Balanced, MFS® Utilities, PIMCO Real Return and T. Rowe Price Equity Income
May 1, 2013	Marketfield

The investment objective for each Portfolio is as follows:

Balanced:  seeks total return.

Bond:  seeks total return.

Cash Management:  seeks a high level of current income while preserving capital and maintaining liquidity.

M-464	MainStay VP Funds Trust

Common Stock:  seeks long-term growth of capital.

Conservative Allocation:  seeks current income and, secondarily, long-term growth of capital.

Convertible:  seeks capital appreciation together with current income.

Cornerstone Growth:  seeks long-term growth of capital.

DFA / DuPont Capital Emerging Markets Equity:  seeks long-term capital appreciation.

Eagle Small Cap Growth:  seeks long-term capital appreciation.

Floating Rate:  seeks high current income.

Government:  seeks current income.

Growth Allocation:  seeks long-term growth of capital.

High Yield Corporate Bond:  seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

ICAP Select Equity:  seeks total return.

Income Builder:  seeks current income consistent with reasonable opportunity for future growth of capital and income.

International Equity:  seeks long-term growth of capital.

Janus Balanced:  seeks long-term capital growth, consistent with preservation of capital and balanced current income.

Large Cap Growth:  seeks long-term growth of capital.

Marketfield:  seeks capital appreciation.

MFS® Utilities:  seeks total return.

Mid Cap Core:  seeks long-term growth of capital.

Moderate Allocation:  seeks long-term growth of capital and, secondarily, current income.

Moderate Growth Allocation:  seeks long-term growth of capital and, secondarily, current income.

PIMCO Real Return:  seeks maximum real return, consistent with preservation of real capital and prudent investment management.

S&P 500 Index:  seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

T. Rowe Price Equity Income:  seeks substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

U.S. Small Cap:  seeks long-term capital appreciation by investing primarily in securities of small-cap companies.

Unconstrained Bond:  seeks total return by investing primarily in domestic and foreign debt securities.

Van Eck Global Hard Assets:  seeks long-term capital appreciation by investing primarily in hard asset securities. Income is a consideration.

Prior to May 1, 2013, the investment objective of Unconstrained Bond was as follows: seek current income and total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

Each Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Cash Management Portfolio seeks to maintain a net asset value (“NAV”) of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. The Portfolio has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do so as such. An investment in the Cash Management Portfolio and the other Portfolios, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolios are open for business (“valuation date”).

The Board adopted procedures for the valuation of each Portfolio’s securities and delegated the responsibility for valuation measurements under those procedures to the Valuation Committee of the Portfolios (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investments, aided to whatever extent necessary by the Subadvisor(s) (as defined in Note 3(A)) to each Portfolio.

To assess the appropriateness of security valuations, the Manager or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares

mainstayinvestments.com	M-465

Notes to Financial Statements (continued)

prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the pricing of a portfolio security is submitted by the Valuation Committee to the full Board for its review at its next regularly scheduled meeting immediately after such action.

“Fair value” is defined as the price that a Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Fair value measurements are estimated within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each Portfolio. Unobservable inputs reflect each Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical assets or liabilities

•	Level 2—other significant observable inputs (including quoted prices for similar assets or liabilities in active markets, interest rates and yield curves, prepayment speeds, credit risk etc.)

•	Level 3—significant unobservable inputs (including each Portfolio’s own assumptions about the assumptions that market participants would use in measuring the fair value of assets or liabilities )

The aggregate value by input level, as of December 31, 2013, for each Portfolio’s assets or liabilities included at the end of each Portfolio’s respective Portfolio of Investments.

The Portfolios may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs among others:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be measured using the methodologies described above are valued by methods deemed reasonable and in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolios generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolios may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, fair values may differ significantly from values that would have been used had an active market existed. For the year ended December 31, 2013 there have been no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor(s) reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2013, the Balanced, Bond, Convertible, DFA / DuPont Capital Emerging Markets Equity, Government, High Yield Corporate Bond, Income Builder and MFS® Utilities Portfolios held securities with values of $2,860,564, $32,694,542, $234, $75,857, $917,677, $16,538,762, $346,330 and $1,909,755, respectively, that were valued in such a manner.

M-466	MainStay VP Funds Trust

Securities held by certain Portfolios principally trade in foreign markets. Certain events may occur between the time the foreign markets close and the time at which the Portfolios’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor(s) conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with a Portfolio’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of December 31, 2013, no foreign equity securities held by the Portfolios were fair valued in such a manner.

Investments in the Underlying Portfolios/Funds are valued at their NAV at the close of business each day. Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds, as described in the paragraphs below. These securities are generally categorized as Level 1 in the hierarchy.

Equity securities and Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Portfolios’ Manager, in consultation with the Portfolios’ Subadvisor(s), if any. Those prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Portfolios’ Manager, in consultation with the Portfolios’ Subadvisor, if any, to be representative of market values, at the regular close of trading of the Exchange on each valuation date.

Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Securities held by the Cash Management Portfolio are valued at their amortized cost in accordance with the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using quoted prices in an active market.

Temporary cash investments acquired in excess of 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing agent and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the pricing agent with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments, the Manager may consider additional factors such as the liquidity of the Portfolios’ investments. As of December 31, 2013, the Floating Rate, High Yield Corporate Bond, Income Builder and Unconstrained Bond Portfolios held Level 3 securities with a value of $22,659,026, $5,112,750, $198,422 and $1,876,250, respectively, that were valued by single broker quotes and/or deemed to be illiquid.

mainstayinvestments.com	M-467

Notes to Financial Statements (continued)

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of each Portfolio’s Level 3 securities are outlined in the tables below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Balanced
Asset Class	Fair Value at 12/31/13	Valuation Technique	Unobservable Inputs	Range/ (Weighted Average)
Asset-Backed Securities (7 positions)	$2,860,564	Market Approach	Offered Quotes	$98.20 - $99.25/($98.63)

Bond
Asset Class	Fair Value at 12/31/13	Valuation Technique	Unobservable Inputs	Range/ (Weighted Average)
Asset-Backed Securities (7 positions)	$32,694,542	Market Approach	Offered Quotes	$98.20 - $99.25/($98.63)

Floating Rate
Asset Class	Fair Value at 12/31/13	Valuation Technique	Unobservable Inputs	Range/ (Weighted Average)
Floating Rate Loans (12 positions)	$20,209,087	Market Approach	Offered Quotes	$93.00 - $102.125/($100.21)
Foreign Floating Rate Loan (1 position)	2,449,939	Market Approach	Offered Quote	$100.50/($100.50)

	$22,659,026

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued within seven days. Its illiquidity might prevent the sale of such security at a time when the Portfolio’s Manager or Subadvisor(s) might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that a Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Board, the Manager or Subadvisor(s) measure the liquidity of a Portfolio’s investments; in doing so, the Manager or Subadvisor(s) may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(C)  Income Taxes.  Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolios’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolios’ financial statements. The Portfolios’ federal, state or local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Foreign Taxes.  The Portfolios may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Portfolios will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

The Portfolios may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which they invest. The Portfolios will accrue such taxes as applicable based upon their current interpretation of tax rules and regulations that

M-468	MainStay VP Funds Trust

exist in the market in which they invest. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the year ended December 31, 2013, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(E)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. For the Cash Management and Floating Rate Portfolios, dividends, if any, are declared daily and paid monthly and distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Each of the other Portfolios intend to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the applicable Portfolio. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(F)  Security Transactions and Investment Income.  Each Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Dividends and distributions received by the Asset Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased, other than Short-Term Investments, for all Portfolios are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments, Floating Rate Loans and Loan Assignments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of each Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

A Portfolio may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(G)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B)), which are charged directly to the Service Class shares, are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by each Portfolio, including those incurred with related parties of each Portfolio, are shown on each Portfolio’s Statement of Operations.

In addition, each Asset Allocation Portfolio bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Asset Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Asset Allocation Portfolio may vary. These indirect expenses of the Underlying Portfolios/Funds are not included in the amounts shown as expenses on each Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(H)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(I)  Repurchase Agreements.  Each Portfolio may enter into repurchase agreements to earn income. The Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor(s), if any, to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor(s) will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Portfolio to the seller secured by the securities transferred to the Portfolio.

When a Portfolio invests in repurchase agreements, a custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on

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the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolios.

(J)  Reverse Repurchase Agreements.  A Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or obligations, held by a Portfolio, with an agreement to repurchase the obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

The use of reverse repurchase agreements by a Portfolio creates leverage that increases a Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. During the period ended December 31, 2013, PIMCO Real Return Portfolio’s average amount of borrowings under reverse repurchase agreements, while outstanding, was $56,644,518 at a weighted average interest rate of 0.16%. As of December 31, 2013, the Portfolios did not hold any reverse repurchase agreements.

(K)   Loan Assignments, Participations and Commitments.  The Floating Rate Portfolio may principally invest in loan assignments and participations (“loans”). The High Yield Corporate Bond, Income Builder, Janus Balanced and Unconstrained Bond Portfolios may invest in loans. Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Portfolios record an investment when the borrower withdraws money and record interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Portfolios may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. A Portfolio assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Portfolio and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, a Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of a Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. The unfunded amounts, if any, are mark-to-market and any unrealized gains or losses are recorded in the Portfolio’s Statement of Asset and Liabilities. (See Note 6)

(L)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (i.e., foreign currency, interest rate, security, or securities index). The Portfolios are subject to market price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. A Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of a Portfolio’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that

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holds margin on behalf of the Portfolios, the Portfolios may not be entitled to the return of all of the margin owed to the Portfolios, potentially resulting in a loss.

The Balanced, Cornerstone Growth, Marketfield, and PIMCO Real Return Portfolios may invest in futures contracts to try to enhance returns or reduce the risk of loss by hedging certain of their holdings. The Bond, Government, Income Builder, and Unconstrained Bond Portfolios may invest in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of a Portfolio’s securities. The Income Builder Portfolio may also use equity index futures contracts to add exposure to the equity markets. The S&P 500 Index Portfolio may invest in futures contracts to maintain cash reserves, while fully invested, to facilitate trading or to reduce transaction cost. A Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio.

(M)  Securities Sold Short.  Certain Portfolios may engage in the sale of securities they do not own (“short sales”) as part of their investment strategies. When a Portfolio enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily while dividends declared on short positions existing on the record date are recorded on the ex-dividend date. Both the interest and dividends paid on short sales are recorded as expenses on the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected on the Statement of Assets and Liabilities.

(N)  Delayed Delivery Transactions.  Certain Portfolios may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(O)  Foreign Currency Forward Contracts.  Certain Portfolios may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. These Portfolios are subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, a Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Income Builder, International Equity, Marketfield, MFS® Utilities, PIMCO Real Return, and Unconstrained Bond Portfolios may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in a Portfolio’s Statement of Assets and Liabilities. The contract amount reflects the extent of a Portfolio’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While a Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of a Portfolio’s assets. Moreover, there may be an imperfect correlation between a Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent a Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects a Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(P)  Foreign Currency Transactions.  The books and records of the Portfolios are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying

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and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on a Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(Q)  Swap Contracts.  Certain Portfolios may enter into credit default, interest rate, index and currency exchange rate contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Portfolio, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap. Swaps agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing,

and more are expected to be in the future. The counterparty risk for cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction.

Swaps are mark-to-market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

A Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. A Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions. As of December 31, 2013, Marketfield and PIMCO Real Return Portfolios held swap contracts.

(R)  Options Contracts.  A Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised

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or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. A Portfolio, as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

A Portfolio may also purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

During the period ended December 31, 2013, Marketfield Portfolio had the following transactions in written options:

	Number of Contracts	Premium
Options Outstanding at May 1, 2013	—	$—
Options—Written	2,432	566,357
Options—Expired	(768)	(146,219)
Options—Canceled in closing transactions	(1,664)	(420,138)
Options Outstanding at December 31, 2013	—	—

(S)  Interest Rate Swaptions.  A Portfolio may enter into interest rate swaption agreements. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer. As of December 31, 2013, PIMCO Real Return Portfolio held Interest Rate Swaptions.

During the year ended December 31, 2013, PIMCO Real Return Portfolio had the following transactions in interest rate swaptions:

	Notional Amount/ Number of Contracts	Premium
Options Outstanding at December 31, 2012	27,600,000	$65,550
Options—Written	208,000,282	148,983
Options—Exercised	(31)	(15,172)
Options—Expired	(28,200,007)	(76,728)
Options—Canceled in closing transactions	(207,400,220)	(114,273)
Options Outstanding at December 31, 2013	24	8,360

(T)  Dollar Rolls.  Certain Portfolios may enter into dollar roll transactions in which they sell securities from their portfolios to a counterparty from whom they simultaneously agree to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Portfolios are generally classified as purchase and sale transactions other than in the PIMCO Real Return Portfolio. If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income. The PIMCO Real Return Portfolio generally enters into dollar roll transactions that are considered financing transactions.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolios have agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolios maintain liquid assets from their respective portfolios having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolios at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

A Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). During the period ended December 31, 2013, PIMCO Real Return Portfolio’s average amount of borrowings was $136,061,889 at a weighted average interest rate of 0.19%.

(U)  Treasury Inflation-Protected Securities.  The PIMCO Real Return Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is

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accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

(V)  Securities Lending.  In order to realize additional income, each Portfolio, other than the Asset Allocation and Cash Management Portfolios, may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Portfolios do engage in securities lending, the Portfolios will lend through their custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolios’ cash collateral in accordance with a lending agreement between the Portfolios and State Street, and indemnify the Portfolios against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolios may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolios may also record a realized gain or loss on securities deemed sold due to the borrower’s inability to return securities on loan. The Portfolios will receive compensation for lending their securities in the form of fees or they will retain a portion of interest on the investment of any cash received as collateral. The Portfolios will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolios.

Although the Portfolios and New York Life Investments have temporarily suspended securities lending, the Portfolios and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Portfolios did not have any portfolio securities on loan as of December 31, 2013.

(W)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Portfolios may enter into rights and warrants when securities are acquired through a corporate action. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. A Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolios are exposed to risk until the sale or exercise of each right or warrant is completed.

(X)  Offering Costs.  Costs incurred by the Marketfield Portfolio in connection with the commencement of the Marketfield Portfolio’s operations are being amortized on a straight line basis over twelve months.

(Y)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5).

(Z)  Concentration of Risk.  The High Yield Corporate Bond and Unconstrained Bond Portfolios’ principal investments may include high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—higher interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Floating Rate, High Yield Corporate Bond, Income Builder, Janus Balanced and Unconstrained Bond Portfolios’ principal investments may include loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these securities could decline significantly.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Portfolios may enter into investment transactions which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected in the Statement of Assets and Liabilities. Off-balance sheet risk generally arises from the use of derivative financial instruments or short sales.

(AA)  Indemnifications.  Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future

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claims that may be made against the Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolios.

(AB)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Balanced, Bond, Cornerstone Growth,

Government, Income Builder, Marketfield, MFS® Utilities, PIMCO Real Return, S&P 500 Index and Unconstrained Bond Portfolios’ derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios’ financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments. The amounts disclosed in each of the following tables represent the monthly average held during the year ended December 31, 2013.

Balanced

Fair value of derivatives instruments as of December 31, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$20,079	$20,079

Total Fair Value		$20,079	$20,079

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$9,983	$9,983

Total Realized Gain (Loss)		$9,983	$9,983

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$20,079	$20,079

Total Change in Unrealized Appreciation (Depreciation)		$20,079	$20,079

Number of Contracts, Notional Amounts or Shares/Units

	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	(14)	(14)

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Bond

Fair value of derivatives instruments as of December 31, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$183,583	$183,583

Total Fair Value		$183,583	$183,583

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(187,843)	$(187,843)

Total Realized Gain (Loss)		$(187,843)	$(187,843)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$183,583	$183,583

Total Change in Unrealized Appreciation (Depreciation)		$183,583	$183,583

Number of Contracts, Notional Amounts or Shares/Units

	Interest Rate Contracts Risk	Total
Futures Contracts Long (Average number of contracts)	110	110
Futures Contracts Short (Average number of contracts)	(95)	(95)

Cornerstone Growth

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$130,859	$130,859

Total Realized Gain (Loss)		$130,859	$130,859

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Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(56,918)	$(56,918)

Total Change in Unrealized Appreciation (Depreciation)		$(56,918)	$(56,918)

Government

Fair value of derivatives instruments as of December 31, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$763,147	$763,147

Total Fair Value		$763,147	$763,147

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(590,525)	$(590,525)

Total Realized Gain (Loss)		$(590,525)	$(590,525)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$763,147	$763,147

Total Change in Unrealized Appreciation (Depreciation)		$763,147	$763,147

Number of Contracts, Notional Amounts or Shares/Units

	Interest Rate Contracts Risk	Total
Futures Contracts Short (Average number of contracts)	(409)	(409)

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Notes to Financial Statements (continued)

Income Builder

Fair value of derivatives instruments as of December 31, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$1,993,926	$664,516	$2,658,442

Total Fair Value		$—	$1,993,926	$664,516	$2,658,442

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(391,544)	$—	$—	$(391,544)

Total Fair Value		$(391,544)	$—	$—	$(391,544)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$16,471,398	$158,998	$16,630,396
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(1,570,234)	—	—	(1,570,234)

Total Realized Gain (Loss)		$(1,570,234)	$16,471,398	$158,998	$15,060,162

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$1,741,247	$648,987	$2,390,234
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(138,562)	—	—	(138,562)

Total Change in Unrealized Appreciation (Depreciation)		$(138,562)	$1,741,247	$648,987	$2,251,672

Number of Contracts, Notional Amounts or Shares/Units

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long (Average number of contracts)	—	843	—	843
Futures Contracts Short (Average number of contracts)	—	—	(304)	(304)
Forward Contracts Long (Average notional amount)	$36,303,817	$—	$—	$36,303,817
Forward Contracts Short (Average notional amount)	$(41,376,588)	$—	$—	$(41,376,588)

M-478	MainStay VP Funds Trust

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
JPMorgan Chase Bank	$391,544	$—	$—	$391,544

†	Represents the net amount payable to the counterparty in the event of default.

Marketfield

Fair value of derivatives instruments as of December 31, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Currency Options	Investments in securities, at value	$—	$280,013	$—	$—	$280,013
Purchased Options	Investments in securities, at value	—	—	1,402,118	698,906	2,101,024
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	—	—	636,788	93,635	730,423
Swap Contracts	Premiums paid for swap contracts	934,671	—	—	—	934,671

Total Fair Value		$934,671	$280,013	$2,737,812	$93,635	$4,046,131

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$287,460	$—	$287,460
Swap Contracts	Unrealized depreciation on swap contracts	10,510	—	—	—	10,510

Total Fair Value		$10,510	$—	$287,460	$—	$297,970

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	Net realized gain (loss) on written option transactions	$—	$—	$(102,521)	$10,973	$(91,548)
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	(241,160)	(24,168)	(265,328)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	(14,783)	—	—	(14,783)
Swap Contracts	Net realized gain (loss) on swap transactions	(219,340)	—	—	—	(219,340)

Total Realized Gain (Loss)		$(219,340)	$(14,783)	$(343,681)	$(13,195)	$(590,999)

mainstayinvestments.com	M-479

Notes to Financial Statements (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$349,328	$93,635	$442,963
Purchased Currency Options	Net change in unrealized appreciation (depreciation) on investments	—	(494,048)	—	—	(494,048)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(10,510)	—	—	—	(10,510)

Total Change in Unrealized Appreciation (Depreciation)		$(10,510)	$(494,048)	$349,328	$93,635	$(61,595)

Number of Contracts, Notional Amounts or Shares/Units

	Credit Contracts Risk		Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Currency Options (Average notional amount)		$—	$32,834,628	$—	$—	$32,834,628
Purchased Options (Average notional amount)	$		$—	$7,688	$1,294	$8,982
Swap Contracts (Average notional amount)		$18,037	$—	$—	$—	$18,037
Written Options (Average notional amount)		$—	$—	$(555)	$(399)	$(954)
Futures Contracts Long (Average number of contracts)		—	—	65	—	65
Futures Contracts Short (Average number of contracts)		—	—	(110)	(140)	(250)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Barclays Bank PLC	$33,440	$—	$—	$33,440
Citibank N.A.	1,013,659	—	—	1,013,659

	$1,047,099	$—	$—	$1,047,099

*	Represents the net amount receivable from the counterparty in the event of default.

MFS® Utilities

Fair value of derivatives instruments as of December 31, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$76,328	$76,328

Total Fair Value		$76,328	$76,328

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(2,438,339)	$(2,438,339)

Total Fair Value		$(2,438,339)	$(2,438,339)

M-480	MainStay VP Funds Trust

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency transactions	$450	$450

Total Realized Gain (Loss)		$450	$450

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	$26,036	$26,036

Total Change in Unrealized Appreciation (Depreciation)		$26,036	$26,036

Number of Contracts, Notional Amounts or Shares/Units

	Foreign Exchange Contracts Risk	Total
Forward Contracts Long (Average notional amount)	$12,181,504	$12,181,504
Forward Contracts Short (Average notional amount)	$(113,321,091)	$(113,321,091)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Barclays Bank PLC	$41,168	$(12,679)	$—	$28,489
Merrill Lynch International Bank	24,001	(24,001)	—	—
UBS A.G.	11,159	(1,828)	—	9,331

	$76,328	$(38,508)	$—	$37,820

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
Barclays Bank PLC	$12,679	$(12,679)	$—	$—
Citibank N.A.	21,425	—	—	21,425
Credit Suisse International	331,826	—	—	331,826
Deutsche Bank A.G.	911,560	—	—	911,560
JPMorgan Chase Bank	858,594	—	—	858,594
Merrill Lynch International Bank	300,427	(24,001)	—	276,426
UBS A.G.	1,828	(1,828)	—	—

	$2,438,339	$(38,508)	$—	$2,399,831

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

mainstayinvestments.com	M-481

Notes to Financial Statements (continued)

PIMCO Real Return

Fair value of derivatives instruments as of December 31, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Swap Contracts	Open swap agreements, at value (a)	$—	$3,165,332	$3,165,332
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	687,482	—	687,482

Total Fair Value		$687,482	$3,165,332	$3,852,814

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	Investments in written options, at value	$—	$(12,000)	$(12,000)
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (b)	—	(57,491)	(57,491)
Swap Contracts	Open swap agreements, at value (a)	—	(258,360)	(258,360)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(142,817)	—	(142,817)

Total Fair Value		$(142,817)	$(327,851)	$(470,668)

(a)	Includes open swap agreements at value as reported in the Portfolio of Investments. Only current day’s variation margin of centrally cleared swaps is reported within the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	Net realized gain (loss) on written option transactions	$—	$188,291	$188,291
Futures Contracts	Net realized gain (loss) on futures transactions	—	(544,514)	(544,514)
Swap Contracts	Net realized gain (loss) on swap transactions	—	615,308	615,038
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(31,557)	—	(31,557)

Total Realized Gain (Loss)		$(31,557)	$259,085	$227,528

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	Net change in unrealized appreciation (depreciation) on written option	$—	$(50,919)	$(50,919)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	(93,577)	(93,577)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	1,558,753	1,558,753
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	708,502	—	708,502

Total Change in Unrealized Appreciation (Depreciation)		$708,502	$1,414,257	$2,122,759

M-482	MainStay VP Funds Trust

Number of Contracts, Notional Amounts or Shares/Units

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Interest Rate Swaption Contracts (Average notional amount)	$—	$(29,601,443)	$(29,601,443)
Futures Contracts Long (Average number of contracts)	—	277	277
Futures Contracts Short (Average number of contracts)	—	(64)	(64)
Swap Contracts (Average notional amount)	$—	$253,800,000	$253,800,000
Forward Contracts Long (Average notional amount)	$16,680,354	$—	$16,680,354
Forward Contracts Short (Average notional amount)	$(51,548,910)	$—	$(51,548,910)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Credit Suisse	$681,930	$(285,263)	$—	$396,667
JPMorgan Chase Bank	349,757	(55,529)	—	294,228

	$1,031,687	$(340,792)	$—	$693,895

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
Credit Suisse	$285,263	$(285,263)	$—	$—
Morgan Stanley	12,000	—	(12,000)	—
JPMorgan Chase Bank	55,529	(55,529)	—	—

	$352,792	$(340,792)	$(12,000)	$—

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

S&P 500 Index

Fair value of derivatives instruments as of December 31, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$266,276	$266,276

Total Fair Value		$266,276	$266,276

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

mainstayinvestments.com	M-483

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$17,518,816	$17,518,816

Total Realized Gain (Loss)		$17,518,816	$17,518,816

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$944,925	$944,925

Total Change in Unrealized Appreciation (Depreciation)		$944,925	$944,925

Number of Contracts, Notional Amounts or Shares/Units

	Equity Contracts Risk	Total
Futures Contracts Long (Average number of contracts)	603	603

Unconstrained Bond

Fair value of derivatives instruments as of December 31, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$1,779,971	$1,779,971

Total Fair Value		$—	$1,779,971	$1,779,971

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(157,698)	$—	$(157,698)

Total Fair Value		$(157,698)	$—	$(157,698)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(979,097)	$(979,097)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(443,601)	—	(443,601)

Total Realized Gain (Loss)		$(443,601)	$(979,097)	$(1,422,698)

M-484	MainStay VP Funds Trust

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$1,982,351	$1,982,351
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(95,732)	—	(95,732)

Total Change in Unrealized Appreciation (Depreciation)		$(95,732)	$1,982,351	$1,886,619

Number of Contracts, Notional Amounts or Shares/Units

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long (Average number of contracts)		115	115
Futures Contracts Short (Average number of contracts)	—	(1,055)	(1,055)
Forward Contracts Long (Average notional amount)	$10,627,598	$—	$10,627,598
Forward Contracts Short (Average notional amount)	$(13,439,019)	$—	$(13,439,019)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
JPMorgan Chase Bank	$157,698	$—	$—	$157,698

†	Represents the net amount payable to the counterparty in the event of default.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolios’ investment manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). New York Life Investments manages the Bond, Cash Management, Conservative Allocation, Floating Rate, Growth Allocation, Moderate Allocation and Moderate Growth Allocation Portfolios and the fixed-income portion of the Balanced Portfolio directly without the use of a subadvisor.

Cornerstone Capital Management LLC (“Cornerstone Capital”), a registered investment adviser, serves as the Subadvisor to the Cornerstone Growth Portfolio (formerly known as Growth Equity Portfolio) pursuant to the terms of a Subadvisory Agreement with New York Life Investments. Cornerstone Capital is an affiliate of New York Life Investments.

Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) (formerly Madison Square Investors LLC), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Common Stock,

International Equity, Mid Cap Core, S&P 500 Index, and the equity portion of Balanced Portfolio, pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Dimensional Fund Advisors LP (“DFA”) and DuPont Capital Management Corporation (“DuPont Capital”), each a registered investment adviser, serve as Subadvisors to the DFA / DuPont Capital Emerging Markets Equity Portfolio and manage a portion of the Portfolio’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. Each Subadvisor is responsible for the day-to-day portfolio management of the Portfolio with respect to its allocated portion of the Portfolio’s assets.

Eagle Asset Management, Inc. (“Eagle”), a registered investment adviser, serves as Subadvisor to the Eagle Small Cap Growth Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Epoch Investment Partners, Inc. (“Epoch”), a registered investment adviser, serves as Subadvisor to the U.S. Small Cap Portfolio and the equity portion of the Income Builder Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

mainstayinvestments.com	M-485

Notes to Financial Statements (continued)

Institutional Capital LLC (“ICAP”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the ICAP Select Equity Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Janus Capital Management LLC (“Janus”), a registered investment adviser and wholly owned subsidiary of Janus Capital Group, Inc. (“JCGI”), serves as Subadvisor to the Janus Balanced Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

MacKay Shields LLC (“MacKay Shields”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the following Portfolios: Convertible, Government, High Yield Corporate Bond, Unconstrained Bond (formerly known as Flexible Bond Opportunities) and the overall asset allocation and fixed-income portion of Income Builder Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Marketfield Asset Management LLC (“Marketfield”), a registered investment adviser, serves as Subadvisor to the Marketfield Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Massachusetts Financial Services Company (“MFS®”), a registered investment adviser and an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company), serves as Subadvisor to the MFS® Utilities Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Pacific Investment Management Company LLC (“PIMCO”), a registered investment adviser, serves as Subadvisor to the PIMCO Real Return Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), a registered investment adviser, serves as Subadvisor to the T. Rowe Price Equity Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Van Eck Associates Corporation (“Van Eck”), a registered investment adviser, serves as Subadvisor to the Van Eck Global Hard Assets Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Winslow Capital Management, Inc. (“Winslow”), a registered investment adviser, serves as Subadvisor to the Large Cap Growth Portfolio pursuant to the terms of a Subadvisory Agreement with New York Life Investments.

Pursuant to the terms of Subadvisory Agreements between New York Life Investments and the Subadvisors, New York Life Investments pays for the services of each Subadvisor.

Pursuant to the Management Agreement referenced above, New York Life Investments also serves as administrator for the Portfolios. New York Life Investments provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolios and the operational expenses of the Portfolios. The Portfolios reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the Portfolios. For allocation methodology, see Note 2(G).

State Street, 1 Lincoln Street, Boston, Massachusetts, 02111, provides sub-administration and sub-accounting services to the Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolios’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolios’ administrative operations. For providing these services to the Portfolios, State Street is compensated by New York Life Investments.

The Fund, on behalf of each Portfolio, pays New York Life Investments in its capacity as the Portfolios’ investment manager and administrator, a monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets of each Portfolio set forth in the table below. Where indicated, New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses with respect to certain Portfolios. From time to time, the Manager may voluntarily limit the Cash Management Portfolio’s expenses to the extent it deems appropriate to enhance the Portfolio’s yield during periods when expenses may have a significant impact on yield because of low interest rates. This limitation may be revised or terminated by the Manager at any time without notice.

Portfolio	Annual Rate on Average Daily Net Assets		Effective Management Fee Rate*
Balanced	0.70%	(a)	0.71%
Bond	0.50%	(b)	0.49%
Cash Management	0.45%	(c)	0.44%
Common Stock	0.55%	(d)	0.55%
Conservative Allocation	0.00%		0.00%
Convertible	0.60%	(e)	0.60%
Cornerstone Growth	0.70%	(f)	0.67%
DFA / DuPont Capital Emerging Markets Equity	1.20%	(g)	1.20%
Eagle Small Cap Growth	0.81%	(h)	0.81%
Floating Rate	0.60%	(i)	0.60%
Government	0.50%	(b)	0.50%
Growth Allocation	0.00%		0.00%
High Yield Corporate Bond	0.57%	(j)	0.56%
ICAP Select Equity	0.80%	(k)	0.76%

M-486	MainStay VP Funds Trust

Portfolio	Annual Rate on Average Daily Net Assets		Effective Management Fee Rate*
Income Builder	0.57%	(l)	0.57%
International Equity	0.89%	(m)	0.89%
Janus Balanced	0.55%	(n)	0.55%
Large Cap Growth	0.75%	(o)	0.74%
Marketfield	1.40%	(p)	1.40%
MFS® Utilities	0.73%	(q)	0.73%
Mid Cap Core	0.85%	(r)	0.85%
Moderate Allocation	0.00%		0.00%
Moderate Growth Allocation	0.00%		0.00%
PIMCO Real Return	0.50%	(s)	0.50%
S&P 500 Index	0.25%	(t)	0.26%
T. Rowe Price Equity Income	0.80%	(u)	0.79%
Unconstrained Bond	0.60%	(v)	0.60%
U.S. Small Cap	0.80%	(w)	0.78%
Van Eck Global Hard Assets	0.89%	(x)	0.89%

*	The effective management fee rate is exclusive of any applicable waivers/reimbursements.

(a)	Up to $1 billion and 0.65% in excess of $1 billion. Prior to May 1, 2013 the management fee rate was 0.75% up to $1 billion and 0.70% in excess of $1 billion. New York Life Investments had voluntarily agreed to waive a portion of its management fees to 0.70% on assets up to $1 billion and 0.65% on assets in excess of $1 billion. The agreement expired on May 1, 2013. For the year ended December 31, 2013, the Manager waived its fees in the amount of $35,901.

(b)	Up to $500 million; 0.475% from $500 million to $1 billion and 0.45% in excess of $1 billion.

(c)	Up to $500 million; 0.40% from $500 million to $1 billion and 0.35% in excess of $1 billion. From time to time, the Manager may limit expenses of the Portfolio to the extent it deems appropriate to enhance the yield of the Portfolio during periods when expenses have a significant impact on the yield of the Portfolio because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by the Manager at any time without notice. For the year ended December 31, 2013, the Manager waived its fees in the amount of $2,318,351.

(d)	Up to $500 million; 0.525% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(e)	Up to $500 million; 0.55% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(f)	Up to $500 million; 0.675% from $500 million to $1 billion and 0.65% in excess of $1 billion. At a special meeting held on January 7, 2013, the shareholders of the Portfolio approved an amendment to the Amended and Restated Management Agreement dated May 1, 2013 between New York Life
Investments and MainStay VP Funds Trust with respect to the Portfolio, which imposed an increase in the management fees paid to New York Life Investments, which in turn increased the Portfolio’s overall fees. Proir to May 1, 2013, the management fees were 0.61% up to $1 billion and 0.50% in excess of $1 billion.
(g)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 1.60% for Initial Class and 1.65% for Service Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive 0.01% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2014 and may only be amended or terminated prior to that date by action of the Board.

(h)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.95% for Initial Class and 1.22% for Service Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive 0.025% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2014 and may only be amended or terminated prior to that date by action of the Board.

(i)	Up to $1 billion and 0.575% in excess of $1 billion.

(j)	Up to $1 billion; 0.55% from $1 billion to $5 billion and 0.525% in excess of $5 billion.

(k)	Up to $250 million; 0.75% from $250 million to $1 billion and 0.74% in excess of $1 billion.

(l)	Up to $1 billion and 0.55% in excess of $1 billion.

(m)	Up to $500 million and 0.85% in excess of $500 million.

(n)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.58% for Initial Class and 0.83% for Service Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive 0.025% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2014 and may only be amended or terminated prior to that date by action of the Board. For the year ended December 31, 2013, the Manager waived its fees in the amount of $75,419.

(o)	Up to $500 million; 0.725% from $500 million to $750 million, 0.71% from $750 million to $1 billion, 0.70% from $1 billion to $2 billion, 0.66% from $2 billion to $3 billion, 0.61% from $3 billion to $7 billion, 0.585% from $7 billion to $9 billion and 0.575% in excess of $9 billion. New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the MainStay VP Large Cap Growth Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver may be discontinued at any time. For the year ended December 31, 2013, the Manager waived its fees in the amount of $25,102.

(p)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 1.60% for Initial Class shares. New York Life Investments has agreed to apply an equivalent waiver or reimbursement in an equal to the number of basis points waived for the Initial Class shares to the Service Class shares. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date.

mainstayinvestments.com	M-487

Notes to Financial Statements (continued)

(q)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.81% for Initial Class and 1.06% for Service Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive 0.03% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2014 and may only be amended or terminated prior to that date by action of the Board. For the year ended December 31, 2013, the Manager waived its fees in the amount of $14,064.

(r)	Up to $1 billion and 0.80% in excess of $1 billion. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.84% for the Initial Class and 1.09% for the Service Class. This agreement expires on May 1, 2014 and may only be amended or terminated prior to that date by action of the Board. For the year ended December 31, 2013, the Manager waived its fees in the amount of $213,462.

(s)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.66% for Initial Class and 0.76% for Service Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. For the year ended December 31, 2013, the Manager waived its fees in the amount of $188,960.

Subsequent to the implementation of this expense limitation agreement, amended accounting guidance required certain dollar roll transactions to be treated as secured borrowings and the components of the net income from such transactions are now presented in the financial statements as interest income and interest expense. These accounting changes did not affect the Portfolio’s overall results of operations, net asset value, total return or the amount of expenses paid directly from investments in the Portfolio. As a result of these new reporting requirements, the Portfolio may present in its financial statements net expenses which are greater than this agreed upon expense limit.

(t)	Up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion and 0.20% in excess of $3 billion. Prior to May 1, 2013, the management fee rate was 0.30% up to $1 billion; 0.275% from $1 billion to $2 billion; 0.265% from $2 billion to $3 billion and 0.25% in excess of $3 billion. New York Life Investments had voluntarily agreed to waive a portion of its management fees to 0.25% on asset up to $1 billion; 0.225% on assets from $1 billion to $2 billion; 0.215% on assets from $2 billion and 0.20% on asset in excess of $3 billion. This agreement expired on May 1, 2013. For the year ended December 31, 2013, the Manager waived its fees in the amount of $173,495.

(u)	Up to $500 million and 0.775% on assets in excess of $500 million. New York Life Investments has contractually agreed to waive its management fee to 0.75% on assets up to $500 million and 0.725% on assets in excess of $500 million. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.85% for Initial Class and 1.10% for Service Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. For the year ended December 31, 2013, the Manager waived its fees in the amount of $359,229.

(v)	Up to $500 million; 0.55% from $500 million to $1 billion and 0.50% in excess of $1 billion.

(w)	Up to $200 million; 0.75% from $200 million to $500 million; 0.725% from $500 million to $1 billion and 0.70% in excess of $1 billion.

(x)	New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses do not exceed 0.97% for Initial Class. This agreement expires on May 1, 2014 and may not be amended or terminated prior to that date. Additionally, New York Life Investments has contractually agreed to waive 0.01% of its management fees on assets in excess of $1 billion. This agreement expires on May 1, 2014 and may only be amended or terminated prior to that date by action of the Board.

(B)  Distribution and Service Fees.  NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life, serves as distributor to the Service Class shares of all Portfolios offering such shares, pursuant to a Distribution and Service Agreement. With respect to the Service Class shares of all Portfolios offering such shares, the Fund has adopted a Distribution and Service Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Distribution and Service Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each applicable Portfolio.

(C)  Capital.  As of December 31, 2013, the Asset Allocation Portfolios held the following percentages of outstanding shares of affiliated investment companies:

Conservative Allocation Portfolio
MainStay Emerging Markets Opportunities Fund Class I	7.22%
MainStay Epoch Global Choice Fund Class I	13.25
MainStay Epoch U.S. All Cap Fund Class I	5.61
MainStay High Yield Municipal Bond Fund Class I	2.22
MainStay High Yield Opportunities Fund Class I	0.30
MainStay ICAP Equity Fund Class I	1.87
MainStay ICAP International Fund Class I	0.69
MainStay Intermediate Term Bond Fund Class I	4.67
MainStay International Opportunities Fund Class I	3.61
MainStay MAP Fund Class I	2.44
MainStay Short Duration High Yield Fund Class I	15.24
MainStay U.S. Equity Opportunities Fund Class I	6.79
MainStay VP Bond Portfolio Initial Class	39.58

M-488	MainStay VP Funds Trust

MainStay VP Cash Management Portfolio Initial Class	4.83%
MainStay VP Cornerstone Growth Portfolio Initial Class	2.78
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class	3.33
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	5.67
MainStay VP Floating Rate Portfolio Initial Class	26.83
MainStay VP High Yield Corporate Bond Portfolio Initial Class	3.93
MainStay VP International Equity Portfolio Initial Class	1.53
MainStay VP Large Cap Growth Portfolio Initial Class	9.23
MainStay VP Marketfield Portfolio Initial Class	19.17
MainStay VP Mid Cap Core Portfolio Initial Class	4.16
MainStay VP S&P 500 Index Portfolio Initial Class	0.17
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	6.82
MainStay VP Unconstrained Bond Portfolio Initial Class	27.12
MainStay VP U.S. Small Cap Portfolio Initial Class	9.68

Growth Allocation Portfolio
MainStay Emerging Markets Opportunities Fund Class I	4.41%
MainStay Epoch Global Choice Fund Class I	5.88
MainStay Epoch U.S. All Cap Fund Class I	5.61
MainStay ICAP Equity Fund Class I	2.24
MainStay ICAP International Fund Class I	1.97
MainStay International Opportunities Fund Class I	11.09
MainStay MAP Fund Class I	2.78
MainStay U.S. Equity Opportunities Fund Class I	7.74
MainStay VP Cornerstone Growth Portfolio Initial Class	2.89
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class	3.46
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	6.21
MainStay VP International Equity Portfolio Initial Class	4.71
MainStay VP Large Cap Growth Portfolio Initial Class	9.52
MainStay VP Marketfield Portfolio Initial Class	8.83
MainStay VP Mid Cap Core Portfolio Initial Class	4.62
MainStay VP S&P 500 Index Portfolio Initial Class	0.97
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	7.53
MainStay VP U.S. Small Cap Portfolio Initial Class	11.13
MainStay VP Van Eck Global Hard Assets Portfolio Initial Class	0.02

Moderate Allocation Portfolio
MainStay Emerging Markets Opportunities Fund Class I	11.35%
MainStay Epoch Global Choice Fund Class I	17.13
MainStay Epoch U.S. All Cap Fund Class I	11.76
MainStay High Yield Municipal Bond Fund Class I	2.88
MainStay ICAP Equity Fund Class I	4.20
MainStay ICAP International Fund Class I	2.51
MainStay Intermediate Term Bond Fund Class I	6.07
MainStay International Opportunities Fund Class I	13.83
MainStay MAP Fund Class I	5.24
MainStay Short Duration High Yield Fund Class I	12.58
MainStay U.S. Equity Opportunities Fund Class I	13.49

MainStay VP Bond Portfolio Initial Class	26.91%
MainStay VP Cash Management Portfolio Initial Class	6.25
MainStay VP Cornerstone Growth Portfolio Initial Class	5.61
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class	5.75
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	7.41
MainStay VP Floating Rate Portfolio Initial Class	25.22
MainStay VP High Yield Corporate Bond Portfolio Initial Class	3.18
MainStay VP International Equity Portfolio Initial Class	5.90
MainStay VP Large Cap Growth Portfolio Initial Class	21.53
MainStay VP Marketfield Portfolio Initial Class	24.31
MainStay VP Mid Cap Core Portfolio Initial Class	4.73
MainStay VP S&P 500 Index Portfolio Initial Class	1.19
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	12.38
MainStay VP Unconstrained Bond Portfolio Initial Class	35.27
MainStay VP U.S. Small Cap Portfolio Initial Class	10.61

Moderate Growth Allocation Portfolio
MainStay Emerging Markets Opportunities Fund Class I	17.86%
MainStay Epoch Global Choice Fund Class I	24.92
MainStay Epoch U.S. All Cap Fund Class	18.46
MainStay High Yield Municipal Bond Fund Class I	3.57
MainStay ICAP Equity Fund Class I	7.06
MainStay ICAP International Fund Class I	6.00
MainStay Intermediate Term Bond Fund Class I	8.50
MainStay International Opportunities Fund Class I	36.29
MainStay MAP Fund Class I	10.03
MainStay Short Duration High Yield Fund Class I	17.80
MainStay U.S. Equity Opportunities Fund Class I	28.46
MainStay VP Bond Portfolio Initial Class	0.40
MainStay VP Cash Management Portfolio Initial Class	9.46
MainStay VP Cornerstone Growth Portfolio Initial Class	9.79
MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio Initial Class	11.23
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	21.22
MainStay VP Floating Rate Portfolio Initial Class	30.98
MainStay VP High Yield Corporate Bond Portfolio Initial Class	3.80
MainStay VP International Equity Portfolio Initial Class	15.08
MainStay VP Large Cap Growth Portfolio Initial Class	35.15
MainStay VP Marketfield Portfolio Initial Class	36.36
MainStay VP Mid Cap Core Portfolio Initial Class	15.54
MainStay VP S&P 500 Index Portfolio Initial Class	1.68
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	26.27
MainStay VP Unconstrained Bond Portfolio Initial Class	34.56
MainStay VP U.S. Small Cap Portfolio Initial Class	35.62
MainStay VP Van Eck Global Hard Assets Portfolio Initial Class	0.24

As of December 31, 2013, the Floating Rate Portfolio held the following percentage of outstanding shares of an affiliated investment company:

MainStay High Yield Corporate Bond Fund Class I	0.14%

mainstayinvestments.com	M-489

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of December 31, 2013, the components of accumulated gain (loss) on a tax basis were as follows:

Portfolio	Ordinary Income	Late Year Ordinary and Post October Loss Deferrals	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
Balanced	$14,300,002	$—	$11,456,037	$76	$35,773,171	$61,529,286
Bond	20,760,367	—	(10,592,098)	—	(1,097,031)	9,071,238
Cash Management	136	—	—	—	—	136
Common Stock	8,614,285	—	(37,479,217)	—	131,849,433	102,984,501
Conservative Allocation	30,243,786	—	49,315,080	(24,783,492)	32,123,397	86,898,771
Convertible	23,976,114	—	5,818,564	(2,505,776)	96,180,148	123,469,050
Cornerstone Growth	12,817,341	—	82,967,806	—	66,262,034	162,047,181
DFA / Dupont Capital Emerging Markets Equity	3,963,635	—	(8,800,740)	—	(16,107,807)	(20,944,912)
Eagle Small Cap Growth	—	—	1,865,957	—	102,167,436	104,033,393
Floating Rate	236,490	—	(5,622,939)	(100,860)	2,941,402	(2,545,907)
Government	7,797,189	—	882,083	—	3,108,613	11,787,885
Growth Allocation	6,768,466	—	32,090,252	(38,211,652)	60,065,419	60,712,485
High Yield Corporate Bond	162,519,085	—	(67,848,809)	(466,063)	98,592,937	192,797,150
ICAP Select Equity	17,227,683	—	(67,008,839)	—	327,513,089	277,731,933
Income Builder	7,701,238	—	20,577,974	—	49,402,602	77,681,814
International Equity	3,049,487	—	(111,983,364)	—	100,315,511	(8,618,366)
Janus Balanced	18,095,813	—	14,703,850	(4,652)	164,880,981	197,675,992
Large Cap Growth	18,697,322	—	70,821,788	—	209,009,959	298,529,069
Marketfield	—	—	(3,055,766)	—	22,769,080	19,713,314
MFS® Utilities	42,287,907	—	38,703,255	(251,174)	130,277,440	211,017,428
Mid Cap Core	69,945,931	—	60,375,319	—	162,169,781	292,491,031
Moderate Allocation	33,722,188	—	66,479,550	(46,275,754)	98,217,678	152,143,662
Moderate Growth Allocation	44,680,308	—	111,237,926	(60,766,776)	221,203,883	316,355,341
PIMCO Real Return	34,671,407	—	—	—	(65,934,073)	(31,262,666)
S&P 500 Index	18,960,390	—	(35,671,732)	—	672,818,643	656,107,301
T. Rowe Price Equity Income	21,477,988	—	29,091,480	—	160,126,885	210,696,353
Unconstrained Bond	—	(192,793)	(1,238,033)	(170,017)	9,315,955	7,715,112
U.S. Small Cap	848,357	—	27,565,403	—	87,563,513	115,977,273
Van Eck Global Hard Assets	2,543,350	—	(32,250,734)	—	17,658,917	(12,048,467)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, return of capital distributions received, Passive Foreign Investment Companies (PFICs), partnerships, straddle deferrals, short sale adjustments, modified debt instruments, grantor trusts, swaps, and Real Estate Investment Trusts (REITs).

The other temporary differences are primarily due to loss deferrals from related party transactions, equity to debt tax adjustments, Contingent Payment Debt Instruments (CPDI) and defaulted bond income accruals.

Certain Portfolios intend to elect, to the extent provided by the regulations, to treat certain qualifying capital and/or ordinary losses that arose after October 31, 2013, as if they arose on January 1, 2014.

M-490	MainStay VP Funds Trust

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2013 are not affected.

Portfolio	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-in Capital
Balanced	$(148,786)	$148,786	$—
Bond	2,737,265	(2,737,265)	—
Cash Management	112	(112)	—
Common Stock	(39,302)	39,304	(2)
Conservative Allocation	7,253,732	(7,253,732)	—
Convertible	4,641,700	(4,641,700)	—
Cornerstone Growth	(143,730)	143,730	—
DFA / Dupont Capital Emerging Markets Equity	(338,803)	338,803	—
Eagle Small Cap Growth	971,043	(100,563)	(870,480)
Floating Rate	41,240	(41,240)	—
Government	(32,932)	32,932	—
Growth Allocation	3,707,988	(3,707,988)	—
High Yield Corporate Bond	(775,223)	775,223	—
ICAP Select Equity	1,120	(1,120)	—
Income Builder	(1,726,553)	1,726,919	(366)
International Equity	(36,636)	36,636	—
Janus Balanced	(913,218)	913,711	(493)
Large Cap Growth	182,037	(182,037)	—
Marketfield	1,494,767	125,758	(1,620,525)
MFS® Utilities	(5,848,007)	5,849,962	(1,955)
Mid Cap Core	(8,872)	8,876	(4)
Moderate Allocation	9,224,492	(9,224,492)	—
Moderate Growth Allocation	14,140,159	(14,140,159)	—
PIMCO Real Return	(1,317,550)	1,317,623	(73)
S&P 500 Index	(297,827)	297,852	(25)
T. Rowe Price Equity Income	(203,397)	203,397	—
Unconstrained Bond	(316,821)	281,786	35,035
U.S. Small Cap	(69)	69	—
Van Eck Global Hard Assets	(14,764)	14,764	—

The reclassifications for the Portfolios are primarily due to return of capital distributions received, dollar rolls, REITs, short term capital gain distributions received from underlying investment companies, defaulted bond income accruals, CPDI, foreign currency gain (loss), foreign capital gains, nondeductible expenses, net operating losses, security litigations, PFICs, partnerships, short sales, equity to debt tax adjustments, consent fees and treasury inflation protection securities.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2013, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Portfolio through the years indicated. Accordingly, no capital gains

mainstayinvestments.com	M-491

Notes to Financial Statements (continued)

distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Portfolio	Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
Bond	Unlimited	$10,592	$—
Common Stock	2017	$37,479	$—
DFA / Dupont Capital Emerging Markets Equity	Unlimited	$—	$8,801
Floating Rate	2016	$3,161	$—
	2017	2,462
Total		$5,623	$—
High Yield Corporate Bond	2017	$67,849	$—
ICAP Select Equity	2017	$67,009	$—
International Equity	2016	$47,174	$—
	2017	39,290	—
	Unlimited	13,463	12,056
Total		$99,927	$12,056
Marketfield	Unlimited	$2,894	$162
S&P 500 Index	2016	$11,893	$—
	2017	23,779	—
Total		$35,672	$—
Unconstrained Bond	Unlimited	$—	$1,238
Van Eck Global Hard Assets	Unlimited	$6,403	$25,848

The following Portfolios utilized capital loss carryforwards during the year ended December 31, 2013:

Portfolio	Capital Loss Carryforward Utilized
Balanced	$1,089,719
Common Stock	105,644,785
Cornerstone Growth	31,444,736
DFA / Dupont Capital Emerging Markets Equity	3,466,613
Eagle Small Cap Growth	7,159,438
Floating Rate	5,006,838
High Yield Corporate Bond	52,284,656
ICAP Select Equity	127,443,916
Income Builder	11,224,912
International Equity	23,351,989
S&P 500 Index	34,114,704
U.S. Small Cap	13,838,633
Van Eck Global Hard Assets	7,035,407

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 shown in the Statements of Changes in Net Assets was as follows:

	2013		2012
Portfolio	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
Balanced	$2,514,733	$—	$2,232,826	$—
Bond	33,456,861	2,105,788	43,905,456	14,610,565
Cash Management	70,226	—	74,363	—
Common Stock	9,226,181	—	8,428,942	—
Conservative Allocation	22,562,470	17,254,924	14,827,547	34,144,384
Convertible	18,017,161	29,750,231	13,508,301	1,815,023
Cornerstone Growth	4,350,412	—	1,643,158	—
DFA / Dupont Capital Emerging Markets Equity	2,559,174	—	—	—
Eagle Small Cap Growth	367,468	30	—	—
Floating Rate	31,912,772	—	27,052,712	—
Government	9,732,170	562,630	10,547,054	—
Growth Allocation	4,274,982	13,603,547	2,060,343	17,092,173
High Yield Corporate Bond	148,003,963	—	133,183,824	—
ICAP Select Equity	18,024,012	—	21,988,842	—
Income Builder	17,313,007	—	12,654,013	—
International Equity	5,029,983	—	7,471,178	—
Janus Balanced	14,288,737	95,172	—	—
Large Cap Growth	1,643,573	3,840,100	—	—
MFS® Utilities	36,785,495	1,220	—	—
Mid Cap Core	21,466,459	29,671,787	3,244,794	41,942,805

M-492	MainStay VP Funds Trust

	2013		2012
Portfolio	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
Moderate Allocation	$21,645,121	$30,394,407	$15,069,587	$49,635,044
Moderate Growth Allocation	20,603,546	40,789,586	10,964,170	42,879,459
PIMCO Real Return	7,021,862	60,777	—	—
S&P 500 Index	18,066,595	—	15,407,775	—
T. Rowe Price Equity Income	14,460,606	87,994	—	—
Unconstrained Bond	14,169,876	—	14,703,960	445,137
U.S. Small Cap	2,223,919	—	879,988	—
Van Eck Global Hard Assets	6,427,982	—	—	—

Note 5–Restricted Securities

As of December 31, 2013, the following Portfolios held restricted securities:

Convertible

Security	Date(s) of Acquisition	Principal Amount	Cost		12/31/13 Value	Percent of Net Assets
At Home Corp. Convertible Bond 4.75%, due 12/31/49	8/31/01	$2,335,418	$0	(a)	$234	0.0%	‡

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

High Yield Corporate Bond

Security	Date(s) of Acquisition	Principal Amount/ Number of Warrants/ Shares	Cost		12/31/13 Value	Percent of Net Assets
Affinity Gaming LLC
Common Stock	10/24/12	75,000	$843,750		$825,000	0.0	%‡
ASG Corp.
Warrant Expires 5/15/18	4/30/10	3,370	—		421,250	0.0	‡
At Home Corp.
Convertible Bond 0.525% due 12/28/18	8/31/01	$1,869,975	0	(a)	187	0.0	‡
Convertible Bond 4.75%, due 12/15/49	8/27/01	$9,032,054	58,488		903	0.0	‡
ION Media Networks, Inc.
Warrant, Second Lien, Expires 12/18/16	12/20/10	365	—		4	0.0	‡
Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	360	1,099		3	0.0	‡
Neenah Enterprises, Inc.
Common Stock	7/29/10	230,859	1,955,376		2,957,304	0.1
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares)
Corporate Bond 6.50%	1/23/08	$150,000	—		2,205	0.0	‡
Corporate Bond 9.75%	1/23/08	$8,530,000	—		125,391	0.0	‡
Somerset Cayuga Holding Co., Inc. (PIK)
Convertible Bond 20.00%, due 6/15/17	6/29/2012-12/15/13	$1,720,708	1,730,835		2,529,441	0.1
Sterling Entertainment Enterprise LLC
Corporate Bond 9.75%, due 12/31/19	12/21/12	$10,000,000	10,000,000		10,375,000	0.4
Upstate NY Power Producers
Common Stock	6/29/12	19,474	331,050		370,006	0.0	‡
Total			$14,920,598		$17,606,694	0.6%

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

mainstayinvestments.com	M-493

Notes to Financial Statements (continued)

Income Builder

Security	Date(s) of Acquisition	Number of Warrants/ Shares	Cost	12/31/13 Value		Percent of Net Assets
ION Media Networks, Inc.
Warrant, Second Lien, Expires 12/18/16	12/20/10	4	$—	$0	(a)	0.0	%‡
Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	4	13	0	(a)	0.0	‡
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares)
Corporate Bond 9.75%	9/3/09	70,000	—	1,029		0.0	‡
Total			$13	$1,029		0.0	%‡

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

MFS® Utilities

Security	Date(s) of Acquisition	Principal Amount	Cost	12/31/13 Value	Percent of Net Assets
Falcon Franchise Loan LLC	2/17/12	$24,678	$1,447	$2,715	0.0	%‡
Viridian Group FundCo II	3/1/12	$1,045,000	1,020,848	1,146,887	0.1
XM Satellite Radio, Inc.	10/21/13	$468,000	911,934	911,430	0.1
Total			$1,934,229	$2,061,032	0.2%

‡	Less than one-tenth of a percent.

Note 6–Commitments and Contingencies

As of December 31, 2013, the following Portfolio had unfunded commitments pursuant to the following loan agreements:

Floating Rate

Borrower	Unfunded Commitments	Unrealized Appreciation
Alinta Energy U.S. Finance LLC
Delayed Draw Term Loan due 8/13/18	$165,789	$8,494
Genesys Telecom Holdings, U.S., Inc.
Delayed Draw Term Loan due 11/13/20	666,667	4,575
Total	$832,456	$13,069

Commitments are available until maturity date.

Note 7–Custodian

State Street is the custodian of the cash and the securities of the Portfolios. Custodial fees are charged to the Portfolios based on the Portfolios’ net assets and/or the market value of the securities in the Portfolios and the number of certain cash transactions incurred by the Portfolios.

Note 8–Line of Credit

The Portfolios, except for Cash Management Portfolio, and certain affiliated funds, maintain a line of credit with a syndi-

cate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 28, 2013, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $300,000,000 with an optional maximum amount of $400,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon and State Street, who serve as the agents to the syndicate. The commitment fee is allocated among certain Portfolios and affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 27, 2014, although the Portfolios, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 28, 2013, the aggregate commitment amount was $200,000,000 with an optional maximum amount of $250,000,000. There were no borrowings made or outstanding with respect to the Portfolios under the Credit Agreement during the year ended December 31, 2013.

M-494	MainStay VP Funds Trust

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2013, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were as follows:

	U.S. Government Securities		Other
Portfolio	Purchases	Sales	Purchases	Sales
Balanced	$129,890	$106,397	$316,302	$291,061
Bond	2,796,404	2,873,498	634,418	536,807
Common Stock	—	—	645,034	687,487
Conservative Allocation	—	—	537,513	437,504
Convertible	—	—	398,734	381,842
Cornerstone Growth	—	—	868,109	806,181
DFA / DuPont Capital Emerging Markets Equity	—	—	277,604	328,336
Eagle Small Cap Growth	—	—	236,948	163,162
Floating Rate	—	—	480,039	370,373
Government	75,698	140,206	3,527	16,083
Growth Allocation	—	—	193,370	127,670
High Yield Corporate Bond	—	—	1,211,594	1,032,016
ICAP Select Equity	—	—	585,004	655,469
Income Builder	5,962	5,680	150,116	69,882
International Equity	—	—	164,059	162,375
Janus Balanced	406,827	339,595	271,627	332,540
Large Cap Growth	—	—	493,800	621,259
Marketfield	—	—	266,422	27,032
MFS® Utilities	—	—	584,996	438,438
Mid Cap Core	—	—	1,190,460	1,111,311
Moderate Allocation	—	—	656,396	529,083
Moderate Growth Allocation	—	—	988,617	721,689
PIMCO Real Return	464,105	457,327	2,897	14,387
S&P 500 Index	—	—	83,165	121,585
T. Rowe Price Equity Income	—	—	138,061	163,533
Unconstrained Bond	1,274	5,902	189,586	61,557
U.S. Small Cap	—	—	203,431	127,424
Van Eck Global Hard Assets	—	—	173,017	234,228

Note 10–In-Kind Transfer of Securities

On February 17, 2012, an affiliate of the Manager made an in-kind contribution of securities into the following Portfolios:

Receiving Portfolio	Shares	Purchase Value
Eagle Small Cap Growth	13,054,133	$130,541,325
Janus Balanced	80,451,627	804,516,267
MFS® Utilities	68,355,812	683,558,115
T. Rowe Price Equity Income	38,659,173	386,591,726
Van Eck Global Hard Assets	63,810,482	$638,104,820

On May 1, 2012, an affiliate of the Manager made an in-kind contribution of securities into the following Portfolio:

Receiving Portfolio	Shares	Purchase Value
MFS® Utilities	3,128,970	$31,915,497

mainstayinvestments.com	M-495

Notes to Financial Statements (continued)

Note 11–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2013, and the year ended December 31, 2012, were as follows:

Balanced

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	130,341	$1,780,601
Shares issued to shareholders in reinvestment of dividends and distributions	9,844	136,174
Shares redeemed	(80,855)	(1,104,136)

Net increase (decrease)	59,330	$812,639

Year ended December 31, 2012:
Shares sold	81,036	$950,885
Shares issued to shareholders in reinvestment of dividends and distributions	11,127	133,941
Shares redeemed	(128,536)	(1,505,171)

Net increase (decrease)	(36,373)	$(420,345)

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	4,787,120	$65,131,377
Shares issued to shareholders in reinvestment of dividends and distributions	172,958	2,378,559
Shares redeemed	(1,545,310)	(20,977,401)

Net increase (decrease)	3,414,768	$46,532,535

Year ended December 31, 2012:
Shares sold	2,820,726	$32,985,550
Shares issued to shareholders in reinvestment of dividends and distributions	175,239	2,098,885
Shares redeemed	(1,855,548)	(21,676,387)

Net increase (decrease)	1,140,417	$13,408,048

Bond

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	11,418,438	$164,511,738
Shares issued to shareholders in reinvestment of dividends and distributions	1,638,963	22,909,894
Shares redeemed	(5,925,761)	(85,100,301)

Net increase (decrease)	7,131,640	$102,321,331

Year ended December 31, 2012:
Shares sold	10,034,381	$152,758,736
Shares issued to shareholders in reinvestment of dividends and distributions	2,369,613	35,040,150
Shares redeemed	(6,631,775)	(100,138,004)

Net increase (decrease)	5,772,219	$87,660,882

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	3,369,384	$48,598,958
Shares issued to shareholders in reinvestment of dividends and distributions	913,143	12,652,755
Shares redeemed	(8,230,908)	(117,419,260)

Net increase (decrease)	(3,948,381)	$(56,167,547)

Year ended December 31, 2012:
Shares sold	6,993,901	$104,959,452
Shares issued to shareholders in reinvestment of dividends and distributions	1,601,268	23,475,871
Shares redeemed	(3,556,739)	(53,425,684)

Net increase (decrease)	5,038,430	$75,009,639

Cash Management

Initial Class (at $1 per share)	Shares
Year ended December 31, 2013:
Shares sold	706,554,558
Shares issued to shareholders in reinvestment of dividends and distributions	70,595
Shares redeemed	(650,499,005)

Net increase (decrease)	56,126,148

Year ended December 31, 2012:
Shares sold	608,165,429
Shares issued to shareholders in reinvestment of dividends and distributions	73,901
Shares redeemed	(768,859,618)

Net increase (decrease)	(160,620,288)

Common Stock

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	309,153	$6,636,161
Shares issued to shareholders in reinvestment of dividends and distributions	369,846	8,145,224
Shares redeemed	(3,114,915)	(66,807,454)

Net increase (decrease)	(2,435,916)	$(52,026,069)

Year ended December 31, 2012:
Shares sold	857,164	$15,594,548
Shares issued to shareholders in reinvestment of dividends and distributions	409,353	7,607,005
Shares redeemed	(3,873,199)	(67,942,684)

Net increase (decrease)	(2,606,682)	$(44,741,131)

M-496	MainStay VP Funds Trust

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	1,106,700	$23,980,162
Shares issued to shareholders in reinvestment of dividends and distributions	49,328	1,080,957
Shares redeemed	(680,331)	(14,574,465)

Net increase (decrease)	475,697	$10,486,654

Year ended December 31, 2012:
Shares sold	327,485	$5,790,825
Shares issued to shareholders in reinvestment of dividends and distributions	44,421	821,937
Shares redeemed	(703,634)	(12,415,732)

Net increase (decrease)	(331,728)	$(5,802,970)

Conservative Allocation

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	195,091	$2,385,983
Shares issued to shareholders in reinvestment of dividends and distributions	61,059	730,237
Shares redeemed	(162,946)	(1,989,760)

Net increase (decrease)	93,204	$1,126,460

Year ended December 31, 2012:
Shares sold	386,241	$4,553,836
Shares issued to shareholders in reinvestment of dividends and distributions	78,339	904,671
Shares redeemed	(192,243)	(2,287,155)

Net increase (decrease)	272,337	$3,171,352

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	12,901,174	$156,239,254
Shares issued to shareholders in reinvestment of dividends and distributions	3,293,641	39,087,157
Shares redeemed	(7,320,007)	(88,928,479)

Net increase (decrease)	8,874,808	$106,397,932

Year ended December 31, 2012:
Shares sold	14,291,367	$168,209,406
Shares issued to shareholders in reinvestment of dividends and distributions	4,190,446	48,067,260
Shares redeemed	(5,526,999)	(64,871,982)

Net increase (decrease)	12,954,814	$151,404,684

Convertible

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	545,390	$7,113,374
Shares issued to shareholders in reinvestment of dividends and distributions	1,076,806	13,798,939
Shares redeemed	(2,388,186)	(30,354,032)

Net increase (decrease)	(765,990)	$(9,441,719)

Year ended December 31, 2012:
Shares sold	564,931	$6,596,597
Shares issued to shareholders in reinvestment of dividends and distributions	460,210	5,338,562
Shares redeemed	(3,906,141)	(45,820,131)

Net increase (decrease)	(2,881,000)	$(33,884,972)

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	4,729,299	$61,103,043
Shares issued to shareholders in reinvestment of dividends and distributions	2,670,701	33,968,453
Shares redeemed	(3,044,501)	(39,046,932)

Net increase (decrease)	4,355,499	$56,024,564

Year ended December 31, 2012:
Shares sold	2,303,354	$26,721,363
Shares issued to shareholders in reinvestment of dividends and distributions	866,235	9,984,762
Shares redeemed	(4,557,028)	(52,597,258)

Net increase (decrease)	(1,387,439)	$(15,891,133)

Cornerstone Growth

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	3,618,597	$108,574,219
Shares issued to shareholders in reinvestment of dividends and distributions	126,608	3,996,351
Shares redeemed	(1,785,579)	(54,872,855)

Net increase (decrease)	1,959,626	$57,697,715

Year ended December 31, 2012:
Shares sold	102,891	$2,782,873
Shares issued to shareholders in reinvestment of dividends and distributions	54,594	1,542,898
Shares redeemed	(1,783,236)	(48,088,962)

Net increase (decrease)	(1,625,751)	$(43,763,191)

mainstayinvestments.com	M-497

Notes to Financial Statements (continued)

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	357,407	$10,757,970
Shares issued to shareholders in reinvestment of dividends and distributions	11,264	354,061
Shares redeemed	(430,349)	(12,927,148)

Net increase (decrease)	(61,678)	$(1,815,117)

Year ended December 31, 2012:
Shares sold	494,071	$13,225,580
Shares issued to shareholders in reinvestment of dividends and distributions	3,561	100,260
Shares redeemed	(415,067)	(11,175,610)

Net increase (decrease)	82,565	$2,150,230

DFA / DuPont Capital Emerging Markets Equity

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	5,972,329	$56,699,958
Shares issued to shareholders in reinvestment of dividends and distributions	142,566	1,360,886
Shares redeemed	(10,994,009)	(103,833,283)

Net increase (decrease)	(4,879,114)	$(45,772,439)

Period ended December 31, 2012 (a):
Shares sold	21,275,466	$207,915,142
Shares redeemed	(2,429,245)	(22,614,665)

Net increase (decrease)	18,846,221	$185,300,477

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	3,153,022	$29,614,476
Shares issued to shareholders in reinvestment of dividends and distributions	125,764	1,198,288
Shares redeemed	(4,225,517)	(40,256,266)

Net increase (decrease)	(946,731)	$(9,443,502)

Period ended December 31, 2012 (a):
Shares sold	29,047,349	$289,065,033
Shares redeemed	(3,726,412)	(34,601,198)

Net increase (decrease)	25,320,937	$254,463,835

(a) The inception date of the Portfolio was February 17, 2012.

Eagle Small Cap Growth

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	10,710,387	$126,430,076
Shares issued to shareholders in reinvestment of dividends and distributions	29,592	367,498
Shares redeemed	(5,137,055)	(59,542,870)

Net increase (decrease)	5,602,924	$67,254,704

Period ended December 31, 2012 (a):
Shares sold	32,186,774	$319,740,447
Shares redeemed	(4,882,245)	(46,758,126)

Net increase (decrease)	27,304,529	$272,982,321

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	1,052,080	$12,302,239
Shares redeemed	(1,087,088)	(12,602,634)

Net increase (decrease)	(35,008)	$(300,395)

Period ended December 31, 2012 (a):
Shares sold	5,514,765	$55,080,104
Shares redeemed	(970,798)	(9,350,292)

Net increase (decrease)	4,543,967	$45,729,812

(a) The inception date of the Portfolio was February 17, 2012.

Floating Rate

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	9,143,107	$85,394,380
Shares issued to shareholders in reinvestment of dividends and distributions	1,289,695	12,037,630
Shares redeemed	(10,559,605)	(98,291,961)

Net increase (decrease)	(126,803)	$(859,951)

Year ended December 31, 2012:
Shares sold	16,485,847	$152,042,252
Shares issued to shareholders in reinvestment of dividends and distributions	1,118,171	10,330,192
Shares redeemed	(5,069,999)	(46,867,874)

Net increase (decrease)	12,534,019	$115,504,570

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	18,109,825	$169,052,070
Shares issued to shareholders in reinvestment of dividends and distributions	2,128,092	19,875,142
Shares redeemed	(8,723,835)	(81,503,015)

Net increase (decrease)	11,514,082	$107,424,197

Year ended December 31, 2012:
Shares sold	10,824,188	$100,051,970
Shares issued to shareholders in reinvestment of dividends and distributions	1,809,637	16,722,520
Shares redeemed	(7,203,492)	(66,471,859)

Net increase (decrease)	5,430,333	$50,302,631

M-498	MainStay VP Funds Trust

Government

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	431,005	$4,999,258
Shares issued to shareholders in reinvestment of dividends and distributions	302,914	3,386,294
Shares redeemed	(2,617,512)	(30,272,037)

Net increase (decrease)	(1,883,593)	$(21,886,485)

Year ended December 31, 2012:
Shares sold	573,360	$6,842,120
Shares issued to shareholders in reinvestment of dividends and distributions	304,571	3,610,388
Shares redeemed	(2,349,665)	(28,023,167)

Net increase (decrease)	(1,471,734)	$(17,570,659)

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	1,973,661	$22,827,371
Shares issued to shareholders in reinvestment of dividends and distributions	622,642	6,908,506
Shares redeemed	(6,758,652)	(77,483,958)

Net increase (decrease)	(4,162,349)	$(47,748,081)

Year ended December 31, 2012:
Shares sold	5,388,782	$63,678,452
Shares issued to shareholders in reinvestment of dividends and distributions	589,676	6,936,666
Shares redeemed	(4,300,303)	(50,797,170)

Net increase (decrease)	1,678,155	$19,817,948

Growth Allocation

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	374,540	$4,292,669
Shares issued to shareholders in reinvestment of dividends and distributions	188,482	2,165,082
Shares redeemed	(221,611)	(2,555,445)

Net increase (decrease)	341,411	$3,902,306

Year ended December 31, 2012:
Shares sold	300,054	$3,026,131
Shares issued to shareholders in reinvestment of dividends and distributions	227,892	2,278,393
Shares redeemed	(270,535)	(2,745,504)

Net increase (decrease)	257,411	$2,559,020

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	6,566,478	$76,895,189
Shares issued to shareholders in reinvestment of dividends and distributions	1,373,251	15,713,447
Shares redeemed	(2,376,426)	(27,062,559)

Net increase (decrease)	5,563,303	$65,546,077

Year ended December 31, 2012:
Shares sold	1,761,882	$17,745,268
Shares issued to shareholders in reinvestment of dividends and distributions	1,692,987	16,874,123
Shares redeemed	(3,147,573)	(31,829,362)

Net increase (decrease)	307,296	$2,790,029

High Yield Corporate Bond

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	8,448,167	$87,662,636
Shares issued to shareholders in reinvestment of dividends and distributions	3,750,771	37,478,544
Shares redeemed	(14,111,679)	(146,506,810)

Net increase (decrease)	(1,912,741)	$(21,365,630)

Year ended December 31, 2012:
Shares sold	8,348,865	$83,984,771
Shares issued to shareholders in reinvestment of dividends and distributions	4,050,548	40,276,749
Shares redeemed	(11,466,667)	(114,968,282)

Net increase (decrease)	932,746	$9,293,238

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	34,800,833	$358,472,006
Shares issued to shareholders in reinvestment of dividends and distributions	11,166,659	110,525,419
Shares redeemed	(25,843,154)	(264,698,617)

Net increase (decrease)	20,124,338	$204,298,808

Year ended December 31, 2012:
Shares sold	45,027,384	$449,296,200
Shares issued to shareholders in reinvestment of dividends and distributions	9,422,058	92,907,075
Shares redeemed	(10,563,747)	(105,150,032)

Net increase (decrease)	43,885,695	$437,053,243

mainstayinvestments.com	M-499

Notes to Financial Statements (continued)

ICAP Select Equity

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	574,277	$9,197,530
Shares issued to shareholders in reinvestment of dividends and distributions	644,287	10,361,894
Shares redeemed	(4,987,865)	(78,767,507)

Net increase (decrease)	(3,769,301)	$(59,208,083)

Year ended December 31, 2012:
Shares sold	2,003,777	$25,929,207
Shares issued to shareholders in reinvestment of dividends and distributions	948,919	12,939,217
Shares redeemed	(9,058,657)	(120,397,386)

Net increase (decrease)	(6,105,961)	$(81,528,962)

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	4,145,007	$65,720,902
Shares issued to shareholders in reinvestment of dividends and distributions	480,683	7,662,118
Shares redeemed	(4,341,400)	(68,215,810)

Net increase (decrease)	284,290	$5,167,210

Year ended December 31, 2012:
Shares sold	2,195,604	$28,663,734
Shares issued to shareholders in reinvestment of dividends and distributions	669,261	9,049,625
Shares redeemed	(5,466,721)	(71,524,124)

Net increase (decrease)	(2,601,856)	$(33,810,765)

Income Builder

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	667,648	$11,238,875
Shares issued to shareholders in reinvestment of dividends and distributions	591,733	9,853,978
Shares redeemed	(1,689,137)	(28,571,519)

Net increase (decrease)	(429,756)	$(7,478,666)

Year ended December 31, 2012:
Shares sold	316,962	$4,887,632
Shares issued to shareholders in reinvestment of dividends and distributions	584,285	9,029,798
Shares redeemed	(1,947,243)	(29,619,891)

Net increase (decrease)	(1,045,996)	$(15,702,461)

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	5,102,744	$85,986,746
Shares issued to shareholders in reinvestment of dividends and distributions	450,826	7,459,029
Shares redeemed	(977,560)	(16,503,249)

Net increase (decrease)	4,576,010	$76,942,526

Year ended December 31, 2012:
Shares sold	2,426,522	$37,183,058
Shares issued to shareholders in reinvestment of dividends and distributions	235,652	3,624,215
Shares redeemed	(766,344)	(11,586,093)

Net increase (decrease)	1,895,830	$29,221,180

International Equity

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	2,434,350	$31,742,031
Shares issued to shareholders in reinvestment of dividends and distributions	166,615	2,225,969
Shares redeemed	(2,324,072)	(29,991,577)

Net increase (decrease)	276,893	$3,976,423

Year ended December 31, 2012:
Shares sold	3,281,368	$36,011,439
Shares issued to shareholders in reinvestment of dividends and distributions	264,690	3,187,864
Shares redeemed	(2,994,160)	(34,563,020)

Net increase (decrease)	551,898	$4,636,283

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	2,732,352	$35,167,231
Shares issued to shareholders in reinvestment of dividends and distributions	211,519	2,804,014
Shares redeemed	(2,769,127)	(35,510,773)

Net increase (decrease)	174,744	$2,460,472

Year ended December 31, 2012:
Shares sold	1,426,902	$16,221,731
Shares issued to shareholders in reinvestment of dividends and distributions	358,298	4,283,314
Shares redeemed	(3,824,386)	(44,004,338)

Net increase (decrease)	(2,039,186)	$(23,499,293)

M-500	MainStay VP Funds Trust

Janus Balanced

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	872,334	$9,975,302
Shares issued to shareholders in reinvestment of dividends and distributions	647,292	7,560,875
Shares redeemed	(5,661,383)	(65,182,422)

Net increase (decrease)	(4,141,757)	$(47,646,245)

Period ended December 31, 2012 (a):
Shares sold	50,651,008	$506,919,366
Shares redeemed	(6,918,700)	(70,517,337)

Net increase (decrease)	43,732,308	$436,402,029

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	7,360,194	$83,972,361
Shares issued to shareholders in reinvestment of dividends and distributions	585,584	6,823,034
Shares redeemed	(2,710,877)	(31,256,057)

Net increase (decrease)	5,234,901	$59,539,338

Period ended December 31, 2012 (a):
Shares sold	38,844,099	$389,606,978
Shares redeemed	(2,867,931)	(29,210,129)

Net increase (decrease)	35,976,168	$360,396,849

(a) The inception date of the Portfolio was February 17, 2012.

Large Cap Growth

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	1,843,678	$35,595,600
Shares issued to shareholders in reinvestment of dividends and distributions	169,248	3,487,579
Shares redeemed	(9,397,170)	(177,997,067)

Net increase (decrease)	(7,384,244)	$(138,913,888)

Year ended December 31, 2012:
Shares sold	8,997,069	$148,021,277
Shares redeemed	(3,899,688)	(62,761,644)

Net increase (decrease)	5,097,381	$85,259,633

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	2,529,524	$48,284,187
Shares issued to shareholders in reinvestment of dividends and distributions	98,726	1,996,094
Shares redeemed	(1,719,243)	(32,977,330)

Net increase (decrease)	909,007	$17,302,951

Year ended December 31, 2012:
Shares sold	3,142,054	$51,070,035
Shares redeemed	(1,903,099)	(31,011,940)

Net increase (decrease)	1,238,955	$20,058,095

Marketfield

Initial Class (a)	Shares	Amount
Period ended December 31, 2013:
Shares sold	8,012,709	$80,464,524
Shares redeemed	(70,129)	(755,116)

Net increase (decrease)	7,942,580	$79,709,408

Service Class (a)	Shares	Amount
Period ended December 31, 2013:
Shares sold	22,948,462	$246,278,537
Shares redeemed	(231,490)	(2,501,631)

Net increase (decrease)	22,716,972	$243,776,906

(a) The inception date of the Portfolio was May 1, 2013.

MFS® Utilities

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	604,079	$7,284,324
Shares issued to shareholders in reinvestment of dividends and distributions	194,412	2,352,101
Shares redeemed	(433,070)	(5,254,615)

Net increase (decrease)	365,421	$4,381,810

Period ended December 31, 2012 (a):
Shares sold	5,712,020	$57,945,272
Shares redeemed	(520,065)	(5,346,936)

Net increase (decrease)	5,191,955	$52,598,336

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	17,737,343	$214,196,106
Shares issued to shareholders in reinvestment of dividends and distributions	2,853,533	34,434,614
Shares redeemed	(6,763,111)	(81,413,757)

Net increase (decrease)	13,827,765	$167,216,963

Period ended December 31, 2012 (a):
Shares sold	81,436,887	$816,612,238
Shares redeemed	(8,405,755)	(86,437,399)

Net increase (decrease)	73,031,132	$730,174,839

(a) The inception date of the Portfolio was February 17, 2012.

mainstayinvestments.com	M-501

Notes to Financial Statements (continued)

Mid Cap Core

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	8,110,168	$120,002,121
Shares issued to shareholders in reinvestment of dividends and distributions	1,739,286	25,451,599
Shares redeemed	(4,215,714)	(62,517,626)

Net increase (decrease)	5,633,740	$82,936,094

Year ended December 31, 2012:
Shares sold	2,522,673	$30,411,407
Shares issued to shareholders in reinvestment of dividends and distributions	1,728,497	20,795,148
Shares redeemed	(11,221,288)	(138,791,573)

Net increase (decrease)	(6,970,118)	$(87,585,018)

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	4,712,940	$68,753,106
Shares issued to shareholders in reinvestment of dividends and distributions	1,770,791	25,686,647
Shares redeemed	(3,557,208)	(51,512,534)

Net increase (decrease)	2,926,523	$42,927,219

Year ended December 31, 2012:
Shares sold	1,608,665	$19,617,782
Shares issued to shareholders in reinvestment of dividends and distributions	2,042,802	24,392,451
Shares redeemed	(3,995,369)	(48,554,847)

Net increase (decrease)	(343,902)	$(4,544,614)

Moderate Allocation

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	562,020	$6,677,333
Shares issued to shareholders in reinvestment of dividends and distributions	154,727	1,839,917
Shares redeemed	(362,495)	(4,359,211)

Net increase (decrease)	354,252	$4,158,039

Year ended December 31, 2012:
Shares sold	601,321	$6,828,325
Shares issued to shareholders in reinvestment of dividends and distributions	211,055	2,336,389
Shares redeemed	(335,175)	(3,786,945)

Net increase (decrease)	477,201	$5,377,769

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	13,766,570	$164,678,846
Shares issued to shareholders in reinvestment of dividends and distributions	4,243,788	50,199,611
Shares redeemed	(6,827,960)	(82,216,971)

Net increase (decrease)	11,182,398	$132,661,486

Year ended December 31, 2012:
Shares sold	15,021,722	$169,622,253
Shares issued to shareholders in reinvestment of dividends and distributions	5,658,691	62,368,242
Shares redeemed	(6,907,248)	(77,607,094)

Net increase (decrease)	13,773,165	$154,383,401

Moderate Growth Allocation

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	473,249	$5,876,885
Shares issued to shareholders in reinvestment of dividends and distributions	178,222	2,211,868
Shares redeemed	(278,300)	(3,436,341)

Net increase (decrease)	373,171	$4,652,412

Year ended December 31, 2012:
Shares sold	401,400	$4,376,439
Shares issued to shareholders in reinvestment of dividends and distributions	199,712	2,183,911
Shares redeemed	(332,068)	(3,616,659)

Net increase (decrease)	269,044	$2,943,691

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	21,840,734	$268,212,421
Shares issued to shareholders in reinvestment of dividends and distributions	4,795,192	59,181,264
Shares redeemed	(5,375,793)	(66,293,957)

Net increase (decrease)	21,260,133	$261,099,728

Year ended December 31, 2012:
Shares sold	22,305,684	$242,026,662
Shares issued to shareholders in reinvestment of dividends and distributions	4,745,460	51,659,718
Shares redeemed	(6,378,345)	(69,289,306)

Net increase (decrease)	20,672,799	$224,397,074

M-502	MainStay VP Funds Trust

PIMCO Real Return

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	268,156	$2,757,154
Shares issued to shareholders in reinvestment of dividends and distributions	20,046	193,946
Shares redeemed	(456,345)	(4,605,298)

Net increase (decrease)	(168,143)	$(1,654,198)

Period ended December 31, 2012 (a):
Shares sold	1,314,010	$13,363,847
Shares redeemed	(120,680)	(1,251,607)

Net increase (decrease)	1,193,330	$12,112,240

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	7,022,332	$72,190,206
Shares issued to shareholders in reinvestment of dividends and distributions	713,165	6,888,693
Shares redeemed	(14,858,216)	(147,208,851)

Net increase (decrease)	(7,122,719)	$(68,129,952)

Period ended December 31, 2012 (a):
Shares sold	48,359,131	$490,062,183
Shares redeemed	(3,374,862)	(34,768,980)

Net increase (decrease)	44,984,269	$455,293,203

(a) The inception date of the Portfolio was February 17, 2012.

S&P 500 Index

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	5,540,201	$183,568,311
Shares issued to shareholders in reinvestment of dividends and distributions	404,648	13,748,908
Shares redeemed	(9,970,067)	(340,999,291)

Net increase (decrease)	(4,025,218)	$(143,682,072)

Year ended December 31, 2012:
Shares sold	8,548,262	$234,122,666
Shares issued to shareholders in reinvestment of dividends and distributions	406,816	11,913,117
Shares redeemed	(7,567,329)	(210,337,284)

Net increase (decrease)	1,387,749	$35,698,499

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	1,951,754	$65,513,671
Shares issued to shareholders in reinvestment of dividends and distributions	127,493	4,317,687
Shares redeemed	(1,499,799)	(50,054,182)

Net increase (decrease)	579,448	$19,777,176

Year ended December 31, 2012:
Shares sold	1,105,130	$30,993,667
Shares issued to shareholders in reinvestment of dividends and distributions	119,662	3,494,658
Shares redeemed	(1,570,955)	(43,884,485)

Net increase (decrease)	(346,163)	$(9,396,160)

T. Rowe Price Equity Income

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	5,042,037	$61,029,544
Shares issued to shareholders in reinvestment of dividends and distributions	724,811	9,147,436
Shares redeemed	(7,905,660)	(101,183,764)

Net increase (decrease)	(2,138,812)	$(31,006,784)

Period ended December 31, 2012 (a):
Shares sold	38,773,915	$394,465,320
Shares redeemed	(4,073,776)	(41,278,761)

Net increase (decrease)	34,700,139	$353,186,559

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	3,349,045	$41,988,476
Shares issued to shareholders in reinvestment of dividends and distributions	428,962	5,401,164
Shares redeemed	(3,425,776)	(42,528,267)

Net increase (decrease)	352,231	$4,861,373

Period ended December 31, 2012 (a):
Shares sold	26,078,184	$261,081,811
Shares redeemed	(3,587,667)	(36,650,656)

Net increase (decrease)	22,490,517	$224,431,155

(a) The inception date of the Portfolio was February 17, 2012.

mainstayinvestments.com	M-503

Notes to Financial Statements (continued)

Unconstrained Bond

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	4,062,835	$42,182,040
Shares issued to shareholders in reinvestment of dividends and distributions	329,361	3,369,806
Shares redeemed	(7,094,821)	(73,998,311)

Net increase (decrease)	(2,702,625)	$(28,446,465)

Year ended December 31, 2012:
Shares sold	4,003,771	$40,371,349
Shares issued to shareholders in reinvestment of dividends and distributions	738,080	7,603,953
Shares redeemed	(11,379,328)	(116,375,153)

Net increase (decrease)	(6,637,477)	$(68,399,851)

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	16,898,857	$176,281,839
Shares issued to shareholders in reinvestment of dividends and distributions	1,057,893	10,800,070
Shares redeemed	(3,384,096)	(35,253,141)

Net increase (decrease)	14,572,654	$151,828,768

Year ended December 31, 2012:
Shares sold	10,379,513	$107,389,661
Shares issued to shareholders in reinvestment of dividends and distributions	734,540	7,545,144
Shares redeemed	(800,513)	(8,181,837)

Net increase (decrease)	10,313,540	$106,752,968

U.S. Small Cap

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	6,599,516	$81,849,555
Shares issued to shareholders in reinvestment of dividends and distributions	103,698	1,307,542
Shares redeemed	(2,586,996)	(30,057,145)

Net increase (decrease)	4,116,218	$53,099,952

Year ended December 31, 2012:
Shares sold	3,221,540	$30,811,492
Shares issued to shareholders in reinvestment of dividends and distributions	63,323	618,731
Shares redeemed	(6,253,080)	(60,116,042)

Net increase (decrease)	(2,968,217)	$(28,685,819)

Service Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	3,537,531	$41,852,524
Shares issued to shareholders in reinvestment of dividends and distributions	74,635	916,377
Shares redeemed	(1,937,887)	(22,671,726)

Net increase (decrease)	1,674,279	$20,097,175

Year ended December 31, 2012:
Shares sold	1,647,002	$15,403,863
Shares issued to shareholders in reinvestment of dividends and distributions	27,434	261,257
Shares redeemed	(2,205,100)	(20,569,915)

Net increase (decrease)	(530,664)	$(4,904,795)

Van Eck Global Hard Assets

Initial Class	Shares	Amount
Year ended December 31, 2013:
Shares sold	4,769,353	$44,462,988
Shares issued to shareholders in reinvestment of dividends and distributions	663,659	6,427,982
Shares redeemed	(13,112,348)	(122,585,197)

Net increase (decrease)	(7,679,336)	$(71,694,227)

Period ended December 31, 2012 (a):
Shares sold	79,206,473	$784,047,718
Shares redeemed	(12,143,331)	(108,415,436)

Net increase (decrease)	67,063,142	$675,632,282

(a) The inception date of the Portfolio was February 17, 2012.

Note 12–Litigation

The Common Stock, Mid Cap Core, and S&P 500 Index Portfolios have been named as defendants in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of their ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, which was served on the Portfolios in October 2012, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolios, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolios is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions,

M-504	MainStay VP Funds Trust

entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the MainStay VP Funds Trust as a defendant.

The FitzSimons action and the Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On November 20, 2013, the District Court issued Master Case Order No. 4 governing the next steps in the FitzSimons action, including the protocol for filing of any motions to dismiss the lawsuit. On January 24, 2014, the Court extended the time for service of summonses and complaints to February 28, 2014.

The value of the proceeds received by the Portfolios in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
Common Stock	$1,300,602	$1,174,184
Mid Cap Core	$808,180	$790,269
S&P 500 Index	$682,856	$527,309

At this stage of the proceedings it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolios’ net asset values.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Portfolios as of and for the year ended December 31, 2013, events and transactions subsequent to December 31, 2013, through the date the financial statements were issued have been evaluated by the Portfolios’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

Effective January 1, 2014, for the Convertible, Income Builder and Unconstrained Bond Portfolios, dividends of net investment income, if any, are declared and distributed quarterly and distributions of net realized capital and currency gains, if any, are declared and paid at least annually.

mainstayinvestments.com	M-505

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

MainStay VP Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting MainStay VP Funds Trust (as listed in Note 1 to the financial statements and hereafter referred to collectively as the “Funds”) at December 31, 2013, and the results of each of their operations, the changes in each of their net assets, the cash flows of MainStay VP PIMCO Real Return Portfolio and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, agent banks, brokers and transfer agents, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 21, 2014

M-506	MainStay VP Funds Trust

I. Board Consideration and Approval of Management Agreements

and Subadvisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-11, 2013 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreements between New York Life Investment Management LLC (“New York Life Investments”) and the Trust, on behalf of each of the Trust’s Portfolios, and the Subadvisory Agreements between New York Life Investments and each of Cornerstone Capital Management LLC (“Cornerstone Capital Management”), Cornerstone Capital Management Holdings LLC (“Cornerstone Capital Management Holdings”), Dimensional Fund Advisors LP (“DFA”), DuPont Capital Management Corporation (“DuPont Capital”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), Institutional Capital LLC (“ICAP”), Janus Capital Management LLC (“Janus Capital”), MacKay Shields LLC (“MacKay”), Massachusetts Financial Services Company (“MFS”), Pacific Investment Management Company LLC (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe”), Van Eck Associates Corporation (“Van Eck”) and Winslow Capital Management, Inc. (“Winslow”) (collectively, the “Subadvisers”), which serve as subadvisers to certain Portfolios (the “Subadvised Portfolios”).

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and the Subadvisers in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2013 and December 2013, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and the Subadvisers. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on each Portfolio prepared by Strategic Insight Mutual Fund Research and Consulting LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on each Portfolio’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and the Subadvisers on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Portfolios, and the rationale for any differences in a Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolios to New York Life Investments and its affiliates and certain Subadvisers, and responses from New York Life Investments and the Subadvisers to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on each Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Portfolios by New York Life Investments and the Subadvisers; (ii) the investment performance of each Portfolio, New York Life Investments and the Subadvisers; (iii) the costs of the services provided, and profits realized, by New York Life Investments and each Subadviser from their relationships with the Portfolios; (iv) the extent to which economies of scale may be realized as the Portfolios grow, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of each Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and the Subadvisers and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decisions to approve the Agreements were based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolios, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolios. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

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I. Board Consideration and Approval of Management Agreement

and Subsidiary Agreement (Unaudited) (continued)

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and the Subadvisers

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Portfolios. The Board evaluated New York Life Investments’ experience in serving as manager of the Portfolios, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolios, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Portfolios under the terms of the Management Agreement, including: (i) fund accounting and oversight services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolios’ Chief Compliance Officer as well as New York Life Investments’ compliance department, including oversight and implementation of each Portfolio’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in each Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Portfolios, and noted that New York Life Investments is responsible for compensating each Portfolio’s officers.

The Board also examined the nature, scope and quality of the advisory services that New York Life Investments provides to the non-Subadvised Portfolios and the Subadvisers provide to the Subadvised Portfolios. The Board evaluated New York Life Investments’ and the Subadvisers’ experience in serving as investment adviser and subadviser, respectively, to the Portfolios and managing other portfolios. It examined New York Life Investments’ and the Subadvisers’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments and the Subadvisers, and New York Life Investments’ and the Subadvisers’ overall legal and compliance environment. The Board also reviewed New York Life Investments’ and the Subadvisers’ willingness to invest in personnel and infrastructure that benefit the Portfolios. In this regard, the Board considered the experience of each Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolios should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and the Subadvisers’ experience, personnel, operations and resources.

Investment Performance

In evaluating each Portfolio’s investment performance, the Board considered investment performance results in light of a Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolios’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on each Portfolio’s gross and net returns, each Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, each Portfolio’s risk-adjusted investment performance, and each Portfolio’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of each Portfolio as compared to peer funds.

The Board focused principally on each Portfolio’s long-term performance track record (to the extent available). The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning each Portfolio’s investment performance, as well as discussions between each Portfolio’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or the Subadvisers had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions. The Board particularly considered the recent underperformance of the MainStay VP Cornerstone Growth Portfolio relative to its peer funds and noted discussions with New York Life Investments and Cornerstone Capital Management regarding initiatives to improve performance.

Because the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, Main-Stay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (the “Asset Allocation Portfolios”) invest substantially all of their assets in other funds advised by New York Life Investments (including the Portfolios), the Board considered the rationale for the allocation among and selection of the underlying funds in which the Asset Allocation Portfolios invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of

M-508	MainStay VP Funds Trust

the Portfolios, along with ongoing efforts by New York Life Investments and the Subadvisers to enhance investment returns, supported a determination to approve the Agreements. The Portfolios disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolios’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and the Subadvisers

The Board considered the costs of the services provided by New York Life Investments and the Subadvisers under the Agreements, and the profits realized by New York Life Investments and its affiliates and the Subadvisers due to their relationships with the Portfolios. Because Cornerstone Capital Management, Cornerstone Capital Management Holdings, ICAP and MacKay are affiliates of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and these Subadvisers in the aggregate. Because the subadvisory fees of DFA, DuPont Capital, Eagle, Epoch, Janus, MFS, PIMCO, T. Rowe, Van Eck and Winslow are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolios, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolios.

The Board noted that the Asset Allocation Portfolios do not pay a management fee, but that shareholders of the Asset Allocation Portfolios indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Asset Allocation Portfolios invest. The Board considered that the Asset Allocation Portfolios’ investments in underlying funds managed by New York Life Investments indirectly benefit New York Life Investments.

In evaluating the costs and profits of New York Life Investments and its affiliates and the Subadvisers, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolios, and that New York Life Investments is responsible for paying the subadvisory fees for the Subadvised Portfolios. The Board acknowledged that New York Life Investments and the Subadvisers must be in a position to pay and retain experienced professional personnel to provide services to the Portfolios, and that the ability to maintain a strong financial position is important in order for New York Life Investments and the Subadvisers to continue to provide high-quality services to the Portfolios. The Board also noted that the Portfolios benefit from the allocation of certain fixed costs across the MainStay Group of Funds. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolios as compared with managing retail MainStay Funds (“Retail Funds”).

The Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Portfolios, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Portfolios, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolios. The Board recognized, for example, the benefits to the Subadvisers from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to the Subadvisers in exchange for commissions paid by a Subadvised Portfolio with respect to trades on the Subadvised Portfolio’s portfolio securities. The Board also requested and received information from New York Life Investments, DFA, DuPont Capital, Eagle, Epoch, Janus, MFS, PIMCO, T. Rowe, Van Eck and Winslow concerning other business relationships between DFA, DuPont Capital, Eagle, Epoch, Janus, MFS, PIMCO, T. Rowe, Van Eck and Winslow and their affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolios, New York Life Investments’ affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios’ distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolios to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolios to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolios on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates and the Subadvisers due to their relationships with the Portfolios supported the Board’s decision to approve the Agreements. With respect to DFA, DuPont Capital, Eagle, Epoch, Janus,

mainstayinvestments.com	M-509

I. Board Consideration and Approval of Management Agreement

and Subsidiary Agreement (Unaudited) (continued)

MFS, PIMCO, T. Rowe, Van Eck and Winslow, the Board concluded that any profits realized by DFA, DuPont Capital, Eagle, Epoch, Janus, MFS, PIMCO, T. Rowe, Van Eck and Winslow due to their relationships with the Portfolios are the result of arm’s-length negotiations between New York Life Investments and DFA, DuPont Capital, Eagle, Epoch, Janus, MFS, PIMCO, T. Rowe, Van Eck and Winslow, and are based on fees paid to DFA, DuPont Capital, Eagle, Epoch, Janus, MFS, PIMCO, T. Rowe, Van Eck and Winslow by New York Life Investments, not the Portfolios.

Extent to Which Economies of Scale May Be Realized as the Portfolios Grow

The Board considered whether each Portfolio’s expense structure permitted economies of scale to be shared with Portfolio investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the MainStay Funds. The Board also reviewed information from New York Life Investments showing how each Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. In addition, the Board reviewed information from Strategic Insight showing how each Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolios in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees. The Board considered that New York Life Investments had agreed to new breakpoints or fee waivers for certain of the Portfolios following negotiations with the Board in connection with the annual contract review process. With respect to the Asset Allocation Portfolios, the Board noted that the Portfolios do not pay a management fee, and that the Board separately considers economies of scale as part of its review of the management agreements of underlying funds in which the Portfolios invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that each Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of each Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and each Portfolio’s expected total ordinary operating expenses. With respect to the Subadvised Portfolios, the Board primarily considered the reasonableness of the management fees paid by the Portfolios to New York Life Investments, since the fees paid to the Subadvisers are paid by New York Life Investments, not the Subadvised Portfolios.

In assessing the reasonableness of each Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Asset Allocation Portfolios do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Asset Allocation Portfolios indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments and the Subadvisers on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolios. In this regard, the Board took into account the explanation provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board particularly considered the expenses borne by Portfolios whose contractual expense limitation agreements were set to expire, and negotiated an extension of the expense limitation agreement for the MainStay VP T. Rowe Price Equity Income Portfolio. The Board also evaluated differences in the contractual management fee schedules of the Portfolios and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that each Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

M-510	MainStay VP Funds Trust

II. Board Consideration and Approval of Subadvisory Agreement

for VP Cornerstone Growth Portfolio (Unaudited)

At a meeting held on September 24-25, 2012, the Board of MainStay VP Cornerstone Growth Portfolio (previously, the MainStay VP Growth Equity Portfolio) (the “Portfolio”) unanimously approved New York Life Investments’ recommendation to replace New York Life Investment Management LLC’s affiliate, Madison Square Investors LLC (“Madison Square Investors”, the Portfolio’s then-current Subadviser), with Cornerstone Capital Management, a newly formed Delaware limited liability company, as the Portfolio’s proposed new subadviser. Cornerstone Capital Management was a wholly owned subsidiary of Cornerstone Capital Management, Inc., a Minnesota corporation (“Cornerstone Inc.”), an investment adviser that had been providing investment advisory services to institutional and high net worth clients since 1993. Prior to the closing of a Transaction Agreement between Madison Square Investors, New York Life Investments, Cornerstone Capital Management, Cornerstone Inc. and its individual owners (“Transaction Agreement”), Cornerstone Capital Management was expected to be the successor in interest to all of the assets and liabilities of Cornerstone Inc., and subject to the terms and conditions of the Transaction Agreement, Madison Square Investors would initially acquire ownership of approximately 31.55% of the equity interests in, and 50.20% of the voting rights with respect to, Cornerstone Capital Management. Thus, upon completion of the transaction between Madison Square Investors and Cornerstone Capital Management, Cornerstone Capital Management would become a subsidiary of Madison Square Investors, and an affiliate of New York Life Investments. The closing of the transaction was expected to occur in January 2013, and was subject to certain customary approvals and other conditions, including policy holder approval of the Subadvisory Agreement. On future dates, and subject to the terms and conditions of the Transaction Agreement, Madison Square Investors would purchase additional equity interests and voting rights of Cornerstone Capital Management.

In connection with its consideration of New York Life Investments’ recommendation to approve Cornerstone Capital Management as the Portfolio’s subadviser, the members of the Board, including members of its Contracts Committee and Investment Committee, undertook a review of Cornerstone Capital Management’s qualifications to serve as the Portfolio’s subadviser.

In reaching its decision to approve the Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Cornerstone Capital Management. The Board also considered information provided by New York Life Investments and Cornerstone Capital Management on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to that proposed for the Portfolio, and the rationale for any differences in the Portfolio’s subadvisory fees and the fees charged to those other investment advisory clients. The Board also requested and received responses from Cornerstone Capital

Management to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Independent Trustees.

In determining to approve the Subadvisory Agreement, the members of the Board reviewed and evaluated all of this information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, scope, and quality of the services to be provided to the Portfolio by Cornerstone Capital Management; (ii) the investment performance of the Portfolio and the historical investment performance of similar portfolios managed by Cornerstone Inc., the predecessor to Cornerstone Capital Management; (iii) the costs of the services to be provided, and profits to be realized, by Cornerstone Capital Management from its relationship with the Portfolio; (iv) the extent to which economies of scale may be realized as the Portfolio grows, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of the Portfolio’s subadvisory fee, particularly as compared to similar funds and accounts managed by Cornerstone Inc. and third-party “peer funds” identified by New York Life Investments based on data from an independent third-party service provider.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Subadvisory Agreement was based on a consideration of all the information provided to the Board in connection with its review of Cornerstone Capital Management. The Board took note of New York Life Investments’ belief that Cornerstone Capital Management, with its resources and strong historical investment performance track record (through its predecessor, Cornerstone Inc.), was well qualified to serve as the Portfolio’s subadviser. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the Subadvisory Agreement is provided below.

Nature, Scope and Quality of Services to be Provided by Cornerstone Capital Management

In considering the approval of the Subadvisory Agreement, the Board examined the nature, scope and quality of the services that Cornerstone Capital Management proposed to provide to the Portfolio. The Board evaluated Cornerstone Inc.’s experience in serving as manager of other similar portfolios. It examined Cornerstone Inc.’s experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Inc., and Cornerstone Inc.’s overall legal and compliance environment, taking into consideration the fact that Cornerstone Capital Management essentially would be the continuation of Cornerstone

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II. Board Consideration and Approval of Subadvisory Agreement

for VP Cornerstone Growth Portfolio (Unaudited) (continued)

Inc. in a different corporate form. The Board also reviewed Cornerstone Capital Management’s willingness to invest in personnel that was expected to benefit the Portfolio. In this regard, the Board took note of the experience of the Portfolio’s proposed portfolio manager, the number of accounts managed by the portfolio manager and Cornerstone Inc.’s method for compensating portfolio managers. The Board also considered the experience of senior personnel at Cornerstone Inc., who would also be senior personnel of Cornerstone Capital Management, as well as Cornerstone Inc.’s reputation and financial condition. The Board further observed that Cornerstone Inc. had approximately $2.7 billion in equity assets under management as of August 31, 2012.

Additionally, the Board considered that Madison Square Investors would provide legal, compliance, marketing and other administrative services to Cornerstone Capital Management. Cornerstone Capital Management would pay Madison Square Investors, from its own resources and not from the assets of the Portfolio, an annual administrative fee based on the combined assets of the Portfolio and MainStay Cornerstone Growth Fund.

Based on these considerations, the Board concluded that, within the context of its overall determinations regarding the Subadvisory Agreement, that the Portfolio was likely to benefit from the nature, scope and quality of these services as a result of Cornerstone Capital Management’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered the Portfolio’s historical investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. The Board also considered information provided by New York Life Investments showing the investment performance of the Portfolio as compared to similar mutual funds managed by other investment advisers. The Board compared the Portfolio’s historical investment performance to the investment performance of similar portfolios managed by Cornerstone Inc., as well as the anticipated strength of Cornerstone Capital Management’s resources (including research capabilities) that may result in stronger long-term investment performance for the Portfolio over time.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the selection of Cornerstone Capital Management as the subadviser to the Portfolio was likely to benefit the Portfolio’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by Cornerstone Capital Management

The Board considered the estimated costs of the services to be provided by Cornerstone Capital Management under the Subadvisory Agreement and the profitability of New York Life Investments and its affiliates, which would include Cornerstone Capital Management at the time of the execution of the Subadvisory Agreement, due to their relationships with the Portfolio. Because Cornerstone Capital Management would be an affiliate of New York Life Investments whose subadvisory fees would be paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Capital Management in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone Capital Management, the Board considered, among other factors, Cornerstone Capital Management’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments would be responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that Cornerstone Capital Management must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio, and that Cornerstone Capital Management’s ability to maintain a strong financial position was important in order for Cornerstone Capital Management to provide high-quality services to the Portfolio.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by Cornerstone Capital Management due to its relationship with the Portfolio. The Board recognized, for example, the benefits to Cornerstone Capital Management from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Capital Management in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.

The Board took into account the fact that the Portfolio would undergo substantial changes to its principal investment strategies in connection with the appointment of Cornerstone Capital Management as subadviser. The Board noted estimates from New York Life Investments and Cornerstone Capital Management that up to 80% of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with Cornerstone Capital Management’s strategy. The Board considered the fact that the brokerage and other expenses of this transition would be borne by the Portfolio.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that any profits to be realized by New York Life Investments and its

M-512	MainStay VP Funds Trust

affiliates, to include Cornerstone Capital Management, due to their relationships with the Portfolio supported the Board’s decision to approve the Subadvisory Agreement.

Extent to Which Economies of Scale May be Realized as the Portfolio Grows

The Board also considered whether the Portfolio’s expense structure permitted economies of scale to be shared with Portfolio investors. The Board considered the Portfolio’s contractual management and subadvisory fee schedules, and noted that each fee schedule provided for breakpoints at the $500 million and $1 billion assets levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Subadvisory Agreement, that the Portfolio’s expense structure appropriately reflected economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s fee and expense structure as the Portfolio grows over time.

Reasonableness of Subadvisory Fees

The Board evaluated the reasonableness of the fees to be paid under the Subadvisory Agreement. The Board also acknowledged that Cornerstone Capital Management, like Madison Square Investors, would be affiliated with New York

Life Investments. The Board noted that it had separately considered an amendment to the Management Agreement between New York Life Investments and the Portfolio, which would, upon the approval of the shareholders of the Portfolio, increase the management fee of the Portfolio and the revenue received by New York Life Investments and its affiliates, and that it had found the amendment to the Management Agreement, including the increased management fee, to be reasonable. In reaching its conclusion, the Board also considered information provided by Cornerstone Capital Management concerning the fees it charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolio.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s subadvisory fees were within a range that was competitive and that, within the context of the Board’s overall conclusions regarding the Subadvisory Agreement, supported the conclusion that these fees were reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board unanimously voted to approve the Subadvisory Agreement.

mainstayinvestments.com	M-513

Proxy Voting Policies and Procedures

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolios’ securities is available without charge, upon request, (i) by calling 800-598-2019 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund is required to file with the SEC the proxy voting records for each Portfolio for the 12-month period ending June 30 on Form N-PX. The most recent Form N-PX or relevant Portfolio proxy voting record is available free of charge upon request by calling 800-598-2019 or on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

Each Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. In addition, the Cash Management Portfolio is required to file its complete schedule of portfolio holdings every month on Form N-MFP and also makes available its complete schedule of portfolio holdings on its website at www.nylim.com, five days after each month-end. The Portfolios’ Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling New York Life Investments at 800-598-2019. Form N-MFP is made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP is provided on the Portfolios’ website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

M-514	MainStay VP Funds Trust

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust, and Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund, and MainStay Defined Term Municipal Opportunities Fund) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s) and other service providers to the Fund Complex. Each Board Member of MainStay VP Funds Trust serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Name and Date of Birth	Term of office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Board Members	John Y. Kim* 9/24/60	Indefinite; MainStay VP Funds Trust: Trustee since 2008**	Vice Chairman (since January 2014), Chief Investment Officer (since 2011), New York Life Insurance Company; President, Investments Group—New York Life Insurance Company (since 2012); Chairman of the Board of Managers and Chief Executive Officer, New York Life Investment Management Holdings LLC (since 2008); Chairman of the Board of Managers (since 2008) and Chief Executive Officer (2008 to 2013), New York Life Investment Management LLC; Member of the Board, MCF Capital Management (since 2012), Private Advisors, L.L.C. (since 2012); MacKay Shields LLC and Madison Capital Funding LLC (since 2008); and Member of the Board of Managers, McMorgan and Company LLC and GoldPoint Partners (fka NYLCAP Manager LLC) (2008-2012)	79

MainStay Funds:

Trustee since 2008 (12 Funds);

MainStay Funds Trust:

Trustee since 2008 (35 Funds)***;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

mainstayinvestments.com	M-515

	Name and Date of Birth	Term of office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Susan B. Kerley 8/12/51	Indefinite; MainStay VP Funds Trust: Trustee since 2007**	President, Strategic Management Advisors LLC (since 1990)	79

MainStay Funds: Trustee since 2007 (12 Funds);

MainStay Funds Trust: Trustee since 1990 (35 Funds)***;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and

Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 3/27/51	Indefinite; MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	79

MainStay Funds:

Trustee and Audit Committee Financial Expert since 2006 (12 Funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (35 Funds)***;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011;

State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);

State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and

State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

M-516	MainStay VP Funds Trust

	Name and Date of Birth	Term of office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Peter Meenan 12/5/41	Indefinite; MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	79

MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 Funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002 (35 Funds)***;

Private Advisors Alternative Strategies Master Fund: Chairman since 2013 and Trustee since 2011;

Private Advisors Alternative Strategies Fund: Chairman since 2013 and Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

	Richard H. Nolan, Jr. 11/16/46	Indefinite; MainStay VP Funds Trust: Trustee since 2006**	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	79

MainStay Funds: Trustee since 2007 (12 Funds);

MainStay Funds Trust: Trustee since 2007 (35 Funds)***;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

	Richard S. Trutanic 2/13/52	Indefinite; MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	79

MainStay Funds: Trustee since 1994 (12 Funds);

MainStay Funds Trust: Trustee since 2007 (35 Funds)***;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

mainstayinvestments.com	M-517

	Name and Date of Birth	Term of office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Board Members	Roman L. Weil 5/22/40	Indefinite; MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 1994**	Visiting Professor, University of California—San Diego (since 2012); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); Visiting Professor, Johns Hopkins University (2013); Visiting Professor, Southern Methodist University (2011); Visiting Professor, NYU Stern School of Business, New York University (2011); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School Business, University of Chicago (since 2008)	79

MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (12 Funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007 (35 Funds)***;

Private Advisors Alternative Strategies Master Fund: Trustee and Audit Committee Financial Expert since 2011;

Private Advisors Alternative Strategies Fund: Trustee and Audit Committee Financial Expert since 2011; and

MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011.

	John A. Weisser 10/22/41	Indefinite; MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	79

MainStay Funds: Trustee since 2007 (12 Funds);

MainStay Funds Trust: Trustee since 2007 (35 Funds)***;

Private Advisors Alternative Strategies Master Fund: Trustee since 2011;

Private Advisors Alternative Strategies Fund: Trustee since 2011;

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);

Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, Cornerstone Capital Management LLC, MacKay Shields LLC, Institutional Capital LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”
**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.

M-518	MainStay VP Funds Trust

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.*

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**

Chairman and Chief Executive Officer (since January 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC, Senior Managing Director (since 2012) and Chairman of the Board (since 2008), NYLIM Service Company LLC; Senior Managing Director (since 2005) and Co-President (since 2014), New York Life Investment Management LLC; President, MainStay Funds (since 2007), MainStay Funds Trust (since 2009), Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011)

	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**

Managing Director, New York Life Investment Management LLC, (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay Funds (since 2007), MainStay Funds Trust (since 2009), Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008)

	Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2009)**

Managing Director, Compliance, New York Life Investment Management LLC (since 2009); Vice President and Chief Compliance Officer, MainStay Funds and MainStay Funds Trust (since 2009), Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011)

	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**

Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay Funds and MainStay Funds Trust (since 2010), Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011); Director and Counsel, Credit Suisse; Chief Legal Officer and Secretary, Credit Suisse Asset Management LLC and Credit Suisse Funds (2003 to 2010)

	Scott T. Harrington 2/8/59	Vice President — Administration, MainStay VP Funds Trust (since 2005)**

Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay Funds (since 2005), MainStay Funds Trust (since 2009), Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay DefinedTerm Municipal Opportunities Fund (since 2011)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company, New York Life Investment Management LLC, New York Life Insurance Company, New York Life Investment Management LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

mainstayinvestments.com	M-519

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP DFA / DuPont Capital Emerging Markets Equity Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP ICAP Select Equity Portfolio

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP U.S. Small Cap Portfolio

MainStay VP Van Eck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

MainStay VP Marketfield Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP Cash Management Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC*

New York, New York

Cornerstone Capital Management LLC*

Bloomington, Minnesota

Dimensional Fund Advisors LP

Austin, Texas

DuPont Capital Management Corporation

Wilmington, Delaware

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Marketfield Asset Management LLC

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, Inc.

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Parsippany, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Legal Counsel

Dechert LLP

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

mainstayinvestments.com

NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, New Jersey 07054

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

© 2013 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured.	No Bank Guarantee.	May Lose Value.

NYLIM-32933	MSVP11-02/14

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees billed for the fiscal year ended December 31, 2013 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,213,800.

The aggregate fees billed for the fiscal year ended December 31, 2012 for professional services rendered by PwC for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,131,765.

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended December 31, 2013, and (ii) $0 for the fiscal year ended December 31, 2012. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $191,440 during the fiscal year ended December 31, 2013, and (ii) $127,700 during the fiscal year ended December 31, 2012. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d) All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended December 31, 2013, and (ii) $0 during the fiscal year ended December 31, 2012.

(e) Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than fifty percent of PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g) All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal years ended December 31, 2013 and December 31, 2012 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $2,700,000 for the fiscal year ended December 31, 2013, and (ii) $2,608,827 for the fiscal year ended December 31, 2012.

(h) [The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended December 31, 2013 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.]

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	March 10, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	March 10, 2014

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	March 10, 2014

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.